Filed pursuant to Rule 497(c)
File Nos. 002-11387 and 811-00558

Domestic Equity Funds
Prospectus
March 1, 2017
	Class A	Class T	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
The Hartford Capital Appreciation Fund	ITHAX	HCALX	IHCAX	HCACX	ITHIX	ITHRX	ITHSX	ITHTX	ITHVX	HCAYX	HCAFX
Hartford Core Equity Fund	HAIAX	HGILX	HGIBX	HGICX	HGIIX	HGIRX	HGISX	HGITX	HAITX	HGIYX	HGIFX
The Hartford Dividend and Growth Fund	IHGIX	HDGLX	ITDGX	HDGCX	HDGIX	HDGRX	HDGSX	HDGTX	HDGVX	HDGYX	HDGFX
The Hartford Equity Income Fund	HQIAX	HQILX	HQIBX	HQICX	HQIIX	HQIRX	HQISX	HQITX	HQIVX	HQIYX	HQIFX
The Hartford Growth Opportunities Fund	HGOAX	HGOLX	HGOBX	HGOCX	HGOIX	HGORX	HGOSX	HGOTX	HGOVX	HGOYX	HGOFX
The Hartford Healthcare Fund	HGHAX	HGHLX	HGHBX	HGHCX	HGHIX	HGHRX	HGHSX	HGHTX	—	HGHYX	HGHFX
The Hartford MidCap Fund	HFMCX	HMDLX	HAMBX	HMDCX	HFMIX	HFMRX	HFMSX	HFMTX	HFMVX	HMDYX	HMDFX
The Hartford MidCap Value Fund	HMVAX	HMVLX	HMVBX	HMVCX	HMVJX	HMVRX	HMVSX	HMVTX	—	HMVYX	HMVFX
Hartford Small Cap Core Fund	HSMAX	HSMLX	HSMBX	HTSCX	HSEIX	HSMRX	HSMSX	HSMTX	—	HSMYX	HSMFX
The Hartford Small Cap Growth Fund *	HSLAX	HSLLX	HSLBX	HSLCX	HSLIX	HSLRX	HSLSX	HSLTX	HSLVX	HSLYX	HSLFX
The Hartford Small Company Fund	IHSAX	IHSLX	HSCBX	HSMCX	IHSIX	IHSRX	IHSSX	IHSUX	IHSVX	HSCYX	IHSFX
The Hartford Value Opportunities Fund	HVOAX	HVOLX	HVOBX	HVOCX	HVOIX	HVORX	HVOSX	HVOTX	—	HVOYX	HVOFX
*The Hartford Small Cap Growth Fund is closed to new investors until further notice. No purchases of the Fund’s shares are allowed, other than as described in this Prospectus.
As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the Funds, be sure to read all risk disclosures carefully before investing.
HARTFORD FUNDS P.O. BOX 55022 BOSTON, MA 02205-5022

The Hartford Capital Appreciation Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks growth of capital.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 93 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 148 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	B	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	2.50%	None	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	5.00%	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	B	C	I	R3	R4	R5	R6	Y	F
Management fees	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	1.00%	None	0.50%	0.25%	None	None	None	None
Total other expenses(2)	0.19%	0.19%	0.32%	0.16%	0.13%	0.25%	0.19%	0.14%	0.04%	0.09%	0.04%
Administrative services fee	None	None	None	None	None	0.20%	0.15%	0.10%	None	None	None
Other expenses	0.19%	0.19%	0.32%	0.16%	0.13%	0.05%	0.04%	0.04%	0.04%	0.09%	0.04%
Total annual fund operating expenses	1.10%	1.10%	1.98%	1.82%	0.79%	1.41%	1.10%	0.80%	0.70%	0.75%	0.70%
Fee waiver and/or expense reimbursement(3)	0.00%	0.00%	0.00%	0.00%	0.00%	0.01%	0.00%	0.00%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	1.10%	1.10%	1.98%	1.82%	0.79%	1.40%	1.10%	0.80%	0.70%	0.75%	0.70%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
“Total other expenses” are based on estimated amounts for Class T and F shares. “Total other expenses” do not include expenses associated with the Fund’s shareholder meeting that occurred in 2016. If these expenses were included, “Total other expenses” would have been as follows: 0.21% (Class A), 0.34% (Class B), 0.18% (Class C), 0.15% (Class I), 0.27% (Class R3), 0.21% (Class R4), 0.16% (Class R5), 0.06% (Class R6) and 0.11% (Class Y). “Total other expenses” have been restated for Class Y shares to reflect the removal of a cap on the transfer agency fee effective May 1, 2017.

(3)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.29% (Class A), 1.29% (Class T), 1.04% (Class I), 1.40% (Class R3), 1.10% (Class R4), 0.80% (Class R5), 0.75% (Class R6) and 0.75% (Class F). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, B, C, I, R3, R4, R5 and Y shares. Each contractual arrangement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class R6 and F shares until February 28, 2018.

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Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$656	$880	$1,123	$1,816
T	$359	$591	$841	$1,557
B	$701	$921	$1,268	$2,079
C	$285	$572	$985	$2,137
I	$81	$252	$439	$978
R3	$143	$445	$770	$1,690
R4	$112	$350	$606	$1,340
R5	$82	$255	$444	$990
R6	$72	$224	$390	$871
Y	$77	$240	$417	$930
F	$72	$224	$390	$871
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$656	$880	$1,123	$1,816
T	$359	$591	$841	$1,557
B	$201	$621	$1,068	$2,079
C	$185	$572	$985	$2,137
I	$81	$252	$439	$978
R3	$143	$445	$770	$1,690
R4	$112	$350	$606	$1,340
R5	$82	$255	$444	$990
R6	$72	$224	$390	$871
Y	$77	$240	$417	$930
F	$72	$224	$390	$871
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing primarily in stocks selected on the basis of potential for capital appreciation. The Fund normally invests at least 65% of its net assets in common stocks of medium and large companies. The Fund may invest up to 35% of its net assets in securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The sub-adviser, Wellington Management Company LLP (“Wellington Management”), uses fundamental analysis to identify companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry.
The Fund seeks its investment objective by employing a multiple portfolio manager structure, which means the Fund has several components that are managed separately using different investment styles. Each component sleeve has a distinct investment philosophy and analytical process to identify specific securities for purchase or sale based
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on internal, proprietary research. Together the investment strategies represent a wide range of investment philosophies, companies, industries and market capitalizations. The Fund may trade portfolio securities actively.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk −The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Asset Allocation Risk −The risk that if the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Fund.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.
Mid-Cap Securities Risk −The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
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Active Trading Risk −Active trading could increase the Fund's transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 24.16% (2nd quarter, 2009)     Lowest -26.09% (4th quarter, 2008)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two broad-based market indices. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations and performance is that of the Fund’s Class I shares. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
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Average annual total returns for periods ending December 31, 2016 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A − Return Before Taxes	-1.60%	12.74%	4.54%
– After Taxes on Distributions	-1.70%	10.31%	3.18%
– After Taxes on Distributions and Sale of Fund Shares	-0.83%	9.81%	3.41%
Share Classes (Return Before Taxes)
Class T	1.52%	13.45%	4.87%
Class B	-1.82%	12.81%	4.44%
Class C	2.38%	13.22%	4.38%
Class I	4.44%	14.39%	5.46%
Class R3	3.79%	13.70%	4.83%
Class R4	4.10%	14.05%	5.16%
Class R5	4.42%	14.39%	5.47%
Class R6	4.52%	14.49%	5.58%
Class Y	4.52%	14.50%	5.58%
Class F	4.44%	14.39%	5.46%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	12.74%	14.67%	7.07%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management. The Fund employs a multiple portfolio manager structure. The portfolio managers with the most significant responsibilities are set forth below.
Portfolio Manager	Title	Involved with Fund Since
Kent M. Stahl, CFA	Senior Managing Director and Director, Investment Strategy and Risk	2013
Gregg R. Thomas, CFA	Senior Managing Director and Associate Director, Investment Strategy and Risk	2013
Saul J. Pannell, CFA*	Senior Managing Director and Equity Portfolio Manager	1996
*
Mr. Pannell has announced his plan to retire and withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management, as of December 31, 2017. Accordingly, he will no longer serve as a portfolio manager to the Fund as of December 31, 2017. Kent M. Stahl, CFA and Gregg R. Thomas, CFA will continue to select and oversee the Fund’s portfolio management team and determine how Fund assets are allocated among the team’s members. Over the course of the year, Mr. Stahl and Mr. Thomas will reallocate the assets managed by Mr. Pannell to the other underlying sleeve managers in the Fund.

PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class B	Closed to new investments	N/A
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
7

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
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Hartford Core Equity Fund Summary Section
Investment Objective. The Fund seeks growth of capital.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 93 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 148 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	B	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	2.50%	None	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	5.00%	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	B	C	I	R3	R4	R5	R6	Y	F
Management fees	0.37%	0.37%	0.37%	0.37%	0.37%	0.37%	0.37%	0.37%	0.37%	0.37%	0.37%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	1.00%	None	0.50%	0.25%	None	None	None	None
Total other expenses(2)	0.17%	0.17%	0.58%	0.17%	0.17%	0.26%	0.20%	0.15%	0.05%	0.10%	0.05%
Administrative services fee	None	None	None	None	None	0.20%	0.15%	0.10%	None	None	None
Other expenses	0.17%	0.17%	0.58%	0.17%	0.17%	0.06%	0.05%	0.05%	0.05%	0.10%	0.05%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses(3)	0.80%	0.80%	1.96%	1.55%	0.55%	1.14%	0.83%	0.53%	0.43%	0.48%	0.43%
Fee waiver and/or expense reimbursement(4)	0.00%	0.00%	0.41%	0.00%	0.00%	0.04%	0.03%	0.03%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(4)	0.80%	0.80%	1.55%	1.55%	0.55%	1.10%	0.80%	0.50%	0.43%	0.48%	0.43%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
“Total other expenses” are based on estimated amounts for Class T and F shares. “Total other expenses” do not include expenses associated with the Fund’s shareholder meeting that occurred in 2016. If these expenses were included, “Total other expenses” would have been as follows: 0.18% (Class A), 0.59% (Class B), 0.18% (Class C), 0.18% (Class I), 0.27% (Class R3), 0.21% (Class R4), 0.16% (Class R5), 0.06% (Class R6) and 0.11% (Class Y). “Total other expenses” have been restated for Class Y shares to reflect the removal of a cap on the transfer agency fee effective May 1, 2017.

(3)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. The ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table for the applicable period also does not reflect the restated "Total other expenses" for Class Y shares.

(4)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 0.79% (Class A), 0.79% (Class T), 1.54% (Class B), 1.54% (Class C), 0.54% (Class I), 1.09% (Class R3), 0.79% (Class R4), 0.49% (Class R5), 0.45% (Class R6), 0.49% (Class Y) and 0.45% (Class F). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, B, C, I, R3, R4, R5 and Y shares. Each contractual arrangement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class R6 and F shares until February 28, 2018.

9

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$627	$791	$970	$1,485
T	$330	$499	$683	$1,215
B	$658	$876	$1,219	$1,950
C	$258	$490	$845	$1,845
I	$56	$176	$307	$689
R3	$112	$358	$624	$1,383
R4	$82	$262	$458	$1,023
R5	$51	$167	$293	$662
R6	$44	$138	$241	$542
Y	$49	$154	$269	$604
F	$44	$138	$241	$542
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$627	$791	$970	$1,485
T	$330	$499	$683	$1,215
B	$158	$576	$1,019	$1,950
C	$158	$490	$845	$1,845
I	$56	$176	$307	$689
R3	$112	$358	$624	$1,383
R4	$82	$262	$458	$1,023
R5	$51	$167	$293	$662
R6	$44	$138	$241	$542
Y	$49	$154	$269	$604
F	$44	$138	$241	$542
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.
Principal Investment Strategy. Under normal circumstances, the Fund invests at least 80% of its assets in common stocks. The Fund invests in a diversified portfolio of common stocks of issuers located primarily in the United States. Wellington Management Company LLP (“Wellington Management”), the Fund’s sub-adviser, chooses the Fund’s investments using fundamental research designed to identify issuers with improving quality metrics, business momentum and attractive relative valuations. The investment process is aided by a proprietary quantitative screening process that narrows the investment universe to companies that are consistent with the Fund’s investment strategy. The Fund’s portfolio is broadly diversified by industry and company. The Fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities.
10

PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Quantitative Investing Risk −The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

11

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 14.27% (2nd quarter, 2009)     Lowest -21.17% (4th quarter, 2008)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Class I shares commenced operations on March 31, 2015 and performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R6 shares commenced operations on March 31, 2015 and performance prior to that date is that of the Fund’s Class Y shares. As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations. Performance for Class F shares reflects the performance of Class I shares from March 31, 2015 through December 31, 2016 and Class A shares (excluding sales charges) prior to March 31, 2015. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2016 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A − Return Before Taxes	-0.43%	14.05%	6.46%
− After Taxes on Distributions	-0.73%	13.75%	6.27%
− After Taxes on Distributions and Sale of Fund Shares	0.01%	11.29%	5.20%
Share Classes (Return Before Taxes)
Class T	2.73%	14.76%	6.79%
Class B	-0.37%	14.23%	6.47%
Class C	3.63%	14.53%	6.28%
Class I	5.69%	15.46%	7.12%
Class R3	5.06%	15.08%	6.82%
Class R4	5.42%	15.45%	7.13%
Class R5	5.72%	15.79%	7.46%
Class R6	5.75%	15.82%	7.53%
Class Y	5.79%	15.83%	7.54%
Class F	5.69%	15.46%	7.12%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%
12

Management. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Mammen Chally, CFA	Senior Managing Director and Equity Portfolio Manager	1998
David A. Siegle, CFA	Managing Director and Equity Research Analyst	2008
Douglas W. McLane, CFA	Managing Director and Equity Research Analyst	2011
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class B	Closed to new investments	N/A
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
13

The Hartford Dividend and Growth Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks a high level of current income consistent with growth of capital.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 93 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 148 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	B	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	2.50%	None	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	5.00%	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	B	C	I	R3	R4	R5	R6	Y	F
Management fees	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	1.00%	None	0.50%	0.25%	None	None	None	None
Total other expenses(2)	0.16%	0.16%	0.39%	0.15%	0.21%	0.24%	0.19%	0.14%	0.04%	0.09%	0.04%
Administrative services fee	None	None	None	None	None	0.20%	0.15%	0.10%	None	None	None
Other expenses	0.16%	0.16%	0.39%	0.15%	0.21%	0.04%	0.04%	0.04%	0.04%	0.09%	0.04%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses(3)	1.03%	1.03%	2.01%	1.77%	0.83%	1.36%	1.06%	0.76%	0.66%	0.71%	0.66%
Fee waiver and/or expense reimbursement(4)	0.00%	0.00%	0.05%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(4)	1.03%	1.03%	1.96%	1.77%	0.83%	1.36%	1.06%	0.76%	0.66%	0.71%	0.66%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
“Total other expenses” are based on estimated amounts for Class T and F shares. “Total other expenses” do not include expenses associated with the Fund’s shareholder meeting that occurred in 2016. If these expenses were included, “Total other expenses” would have been as follows: 0.17% (Class A), 0.40% (Class B), 0.16% (Class C), 0.22% (Class I), 0.25% (Class R3), 0.20% (Class R4), 0.15% (Class R5), 0.05% (Class R6) and 0.10% (Class Y). “Total other expenses” have been restated for Class Y shares to reflect the removal of a cap on the transfer agency fee effective May 1, 2017.

(3)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. The ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table for the applicable period also does not reflect the restated "Total other expenses" for Class Y shares.

(4)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.25% (Class A), 1.25% (Class T), 1.00% (Class I), 1.35% (Class R3), 1.05% (Class R4), 0.75% (Class R5), 0.70% (Class R6) and 0.70% (Class F). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, B, C, I, R3, R4, R5 and Y shares. Each contractual arrangement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class R6 and F shares until February 28, 2018.

14

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$649	$860	$1,087	$1,740
T	$352	$570	$804	$1,478
B	$699	$926	$1,278	$2,081
C	$280	$557	$959	$2,084
I	$85	$265	$460	$1,025
R3	$138	$431	$745	$1,635
R4	$108	$337	$585	$1,294
R5	$78	$243	$422	$942
R6	$67	$211	$368	$822
Y	$73	$227	$395	$883
F	$67	$211	$368	$822
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$649	$860	$1,087	$1,740
T	$352	$570	$804	$1,478
B	$199	$626	$1,078	$2,081
C	$180	$557	$959	$2,084
I	$85	$265	$460	$1,025
R3	$138	$431	$745	$1,635
R4	$108	$337	$585	$1,294
R5	$78	$243	$422	$942
R6	$67	$211	$368	$822
Y	$73	$227	$395	$883
F	$67	$211	$368	$822
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund invests primarily in a portfolio of equity securities that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by the sub-adviser, Wellington Management Company LLP (“Wellington Management”). The Fund’s portfolio is broadly diversified by company and industry. Under normal market and economic conditions, at least 80% of the Fund’s net assets are invested in dividend paying equity securities. The Fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities. Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the Fund.
15

PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Dividend Paying Security Investment Risk −Income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. Dividend paying securities can fall out of favor with the market, causing the Fund during such periods to underperform funds that do not focus on dividends. The Fund’s focus on dividend paying investments may cause the Fund’s share price and total return to fluctuate more than those of funds that do not focus their investments on such investments.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

16

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 15.76% (2nd quarter, 2009)     Lowest -18.58% (4th quarter, 2008)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two broad-based market indices. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations and performance is that of the Fund’s Class I shares. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2016 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A − Return Before Taxes	8.03%	12.08%	6.19%
− After Taxes on Distributions	6.85%	10.25%	5.10%
− After Taxes on Distributions and Sale of Fund Shares	5.49%	9.46%	4.87%
Share Classes (Return Before Taxes)
Class T	11.46%	12.79%	6.52%
Class B	8.23%	12.07%	6.04%
Class C	12.46%	12.51%	6.00%
Class I	14.52%	13.60%	7.07%
Class R3	13.90%	13.00%	6.45%
Class R4	14.26%	13.34%	6.80%
Class R5	14.61%	13.69%	7.12%
Class R6	14.69%	13.77%	7.22%
Class Y	14.75%	13.80%	7.23%
Class F	14.52%	13.60%	7.07%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	17.34%	14.80%	5.72%
17

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Edward P. Bousa, CFA	Senior Managing Director and Equity Portfolio Manager	2000
Matthew G. Baker	Senior Managing Director and Equity Portfolio Manager	2004
Mark E. Vincent	Managing Director and Equity Research Analyst	2009
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class B	Closed to new investments	N/A
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
18

The Hartford Equity Income Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks a high level of current income consistent with growth of capital.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 93 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 148 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	B	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	2.50%	None	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	5.00%	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	B		C	I	R3	R4	R5	R6	Y	F
Management fees	0.62%	0.62%	0.62%		0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00	%(2)	1.00%	None	0.50%	0.25%	None	None	None	None
Total other expenses(3)	0.15%	0.15%	0.30%		0.13%	0.15%	0.24%	0.19%	0.14%	0.04%	0.09%	0.04%
Administrative services fee	None	None	None		None	None	0.20%	0.15%	0.10%	None	None	None
Other expenses	0.15%	0.15%	0.30%		0.13%	0.15%	0.04%	0.04%	0.04%	0.04%	0.09%	0.04%
Total annual fund operating expenses(4)	1.02%	1.02%	1.92%		1.75%	0.77%	1.36%	1.06%	0.76%	0.66%	0.71%	0.66%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
The reduction in amounts charged in connection with Class B Distribution and Service Plan (12b-1) fees that took effect July 1, 2013, in order to comply with applicable FINRA rules, caused the effective limit on net operating expenses attributable to Class B shares to be 1.25%.

(3)
“Total other expenses” are based on estimated amounts for Class T and F shares. “Total other expenses” do not include expenses associated with the Fund’s shareholder meeting that occurred in 2016. If these expenses were included, “Total other expenses” would have been as follows: 0.17% (Class A), 0.32% (Class B), 0.15% (Class C), 0.17% (Class I), 0.26% (Class R3), 0.21% (Class R4), 0.16% (Class R5), 0.06% (Class R6) and 0.11% (Class Y). “Total other expenses” have been restated for Class Y shares to reflect the removal of a cap on the transfer agency fee effective May 1, 2017.

(4)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.25% (Class A), 1.25% (Class T), 2.00% (Class B), 2.00% (Class C), 1.00% (Class I), 1.50% (Class R3), 1.20% (Class R4), 0.90% (Class R5), 0.85% (Class R6), 0.85% (Class Y) and 0.85% (Class F). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, B, C, I, R3, R4, R5 and Y shares. Each contractual arrangement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class R6 and F shares until February 28, 2018.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

19

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$648	$857	$1,082	$1,729
T	$351	$567	$799	$1,467
B	$695	$903	$1,237	$2,009
C	$278	$551	$949	$2,062
I	$79	$246	$428	$954
R3	$138	$431	$745	$1,635
R4	$108	$337	$585	$1,294
R5	$78	$243	$422	$942
R6	$67	$211	$368	$822
Y	$73	$227	$395	$883
F	$67	$211	$368	$822
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$648	$857	$1,082	$1,729
T	$351	$567	$799	$1,467
B	$195	$603	$1,037	$2,009
C	$178	$551	$949	$2,062
I	$79	$246	$428	$954
R3	$138	$431	$745	$1,635
R4	$108	$337	$585	$1,294
R5	$78	$243	$422	$942
R6	$67	$211	$368	$822
Y	$73	$227	$395	$883
F	$67	$211	$368	$822
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its assets in equity securities. The sub-adviser, Wellington Management Company LLP (“Wellington Management”), uses fundamental analysis to identify securities that it believes offer above average yields, below average valuations and the potential for dividend increases in the future. The Fund invests primarily in equity securities of companies with market capitalizations above $2 billion. At the time of investment, every equity security in which the Fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The Fund may invest up to 20% of its net assets in the securities of foreign issuers and non-dollar securities.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
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Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Dividend Paying Security Investment Risk −Income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. Dividend paying securities can fall out of favor with the market, causing the Fund during such periods to underperform funds that do not focus on dividends. The Fund’s focus on dividend paying investments may cause the Fund’s share price and total return to fluctuate more than those of funds that do not focus their investments on such investments.
Value Investing Style Risk −Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

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Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 14.49% (2nd quarter, 2009)     Lowest -15.60% (4th quarter, 2008)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations and performance is that of the Fund’s Class I shares. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2016 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	8.54%	11.55%	6.62%
– After Taxes on Distributions	7.27%	10.15%	5.74%
– After Taxes on Distributions and Sale of Fund Shares	5.84%	9.08%	5.26%
Share Classes (Return Before Taxes)
Class T	11.98%	12.25%	6.96%
Class B	9.68%	12.18%	6.65%
Class C	13.05%	11.99%	6.45%
Class I	15.16%	13.12%	7.53%
Class R3	14.46%	12.44%	6.88%
Class R4	14.84%	12.78%	7.21%
Class R5	15.11%	13.12%	7.54%
Class R6	15.25%	13.22%	7.66%
Class Y	15.25%	13.22%	7.66%
Class F	15.16%	13.12%	7.53%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	17.34%	14.80%	5.72%
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MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
W. Michael Reckmeyer, III, CFA	Senior Managing Director and Equity Portfolio Manager	2003
Karen H. Grimes, CFA	Senior Managing Director and Equity Portfolio Manager	2003
Ian R. Link, CFA	Senior Managing Director and Equity Portfolio Manager	2006
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class B	Closed to new investments	N/A
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
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The Hartford Growth Opportunities Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks capital appreciation.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 93 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 148 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	B	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	2.50%	None	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	5.00%	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	B	C	I	R3	R4	R5	R6	Y	F
Management fees	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	1.00%	None	0.50%	0.25%	None	None	None	None
Total other expenses(2)	0.17%	0.17%	0.37%	0.17%	0.21%	0.25%	0.19%	0.14%	0.05%	0.09%	0.05%
Administrative services fee	None	None	None	None	None	0.20%	0.15%	0.10%	None	None	None
Other expenses	0.17%	0.17%	0.37%	0.17%	0.21%	0.05%	0.04%	0.04%	0.05%	0.09%	0.05%
Total annual fund operating expenses	1.13%	1.13%	2.08%	1.88%	0.92%	1.46%	1.15%	0.85%	0.76%	0.80%	0.76%
Fee waiver and/or expense reimbursement(3)	0.00%	0.00%	0.03%	0.00%	0.00%	0.01%	0.00%	0.00%	0.01%	0.00%	0.01%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	1.13%	1.13%	2.05%	1.88%	0.92%	1.45%	1.15%	0.85%	0.75%	0.80%	0.75%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
“Total other expenses” are based on estimated amounts for Class T and F shares. “Total other expenses” do not include expenses associated with the Fund’s shareholder meeting that occurred in 2016. If these expenses were included, “Total other expenses” would have been as follows: 0.19% (Class A), 0.39% (Class B), 0.19% (Class C), 0.23% (Class I), 0.27% (Class R3), 0.21% (Class R4), 0.15% (Class R5), 0.07% (Class R6) and 0.11% (Class Y). “Total other expenses” have been restated for Class Y shares to reflect the removal of a cap on the transfer agency fee effective May 1, 2017.

(3)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.36% (Class A), 1.36% (Class T), 2.11% (Class B), 2.11% (Class C), 1.11% (Class I), 1.45% (Class R3), 1.15% (Class R4), 0.85% (Class R5), 0.85% (Class R6), 0.85% (Class Y) and 0.85% (Class F). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, B, C, I, R3, R4, R5 and Y shares. Each contractual arrangement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class R6 and F shares until February 28, 2018.

24

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$659	$889	$1,138	$1,849
T	$362	$600	$857	$1,590
B	$708	$949	$1,316	$2,164
C	$291	$591	$1,016	$2,201
I	$94	$293	$509	$1,131
R3	$148	$461	$796	$1,745
R4	$117	$365	$633	$1,398
R5	$87	$271	$471	$1,049
R6	$77	$242	$421	$941
Y	$82	$255	$444	$990
F	$77	$242	$421	$941
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$659	$889	$1,138	$1,849
T	$362	$600	$857	$1,590
B	$208	$649	$1,116	$2,164
C	$191	$591	$1,016	$2,201
I	$94	$293	$509	$1,131
R3	$148	$461	$796	$1,745
R4	$117	$365	$633	$1,398
R5	$87	$271	$471	$1,049
R6	$77	$242	$421	$941
Y	$82	$255	$444	$990
F	$77	$242	$421	$941
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 117% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), believes have superior growth potential with a focus on mid to large capitalization stocks. The Fund may invest up to 25% of its net assets in foreign issuers and non-dollar securities. The Fund may trade securities actively. Wellington Management uses fundamental analysis to identify companies with accelerating operating characteristics for purchase. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
25

PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Growth Investing Style Risk −If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.
Mid-Cap Securities Risk −The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
Active Trading Risk −Active trading could increase the Fund's transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Sector Risk −To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
26

PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 21.36% (1st quarter, 2012)     Lowest -25.23% (4th quarter, 2008)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two broad-based market indices. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations and performance is that of the Fund’s Class I shares. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
27

Average annual total returns for periods ending December 31, 2016 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	-6.54%	14.80%	6.71%
– After Taxes on Distributions	-7.36%	12.75%	5.40%
– After Taxes on Distributions and Sale of Fund Shares	-3.00%	11.59%	5.13%
Share Classes (Return Before Taxes)
Class T	-3.57%	15.52%	7.04%
Class B	-6.66%	14.89%	6.66%
Class C	-2.77%	15.27%	6.56%
Class I	-0.91%	16.38%	7.64%
Class R3	-1.40%	15.77%	7.03%
Class R4	-1.12%	16.11%	7.38%
Class R5	-0.84%	16.46%	7.69%
Class R6	-0.71%	16.56%	7.79%
Class Y	-0.71%	16.57%	7.80%
Class F	-0.91%	16.38%	7.64%
Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes)	7.39%	14.44%	8.28%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	7.08%	14.50%	8.33%
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Michael T. Carmen, CFA	Senior Managing Director and Equity Portfolio Manager	2001
Mario E. Abularach, CFA	Senior Managing Director and Equity Research Analyst	2001
Stephen Mortimer	Senior Managing Director and Equity Portfolio Manager	2003
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class B	Closed to new investments	N/A
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA
28

02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
29

The Hartford Healthcare Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 93 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 148 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	B	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	2.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	5.00%	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	B	C	I	R3	R4	R5	Y	F
Management fees	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	1.00%	None	0.50%	0.25%	None	None	None
Total other expenses(2)	0.22%	0.22%	0.37%	0.20%	0.20%	0.26%	0.21%	0.16%	0.11%	0.06%
Administrative services fee	None	None	None	None	None	0.20%	0.15%	0.10%	None	None
Other expenses	0.22%	0.22%	0.37%	0.20%	0.20%	0.06%	0.06%	0.06%	0.11%	0.06%
Total annual fund operating expenses	1.32%	1.32%	2.22%	2.05%	1.05%	1.61%	1.31%	1.01%	0.96%	0.91%
Fee waiver and/or expense reimbursement(3)	0.00%	0.00%	0.02%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total annual fund operating expenses(3)	1.32%	1.32%	2.20%	2.05%	1.05%	1.61%	1.31%	1.01%	0.96%	0.91%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
"Total other expenses” are based on estimated amounts for Class T and F shares. “Total other expenses” do not include expenses associated with the Fund’s shareholder meeting that occurred in 2016. If these expenses were included, “Total other expenses” would have been as follows: 0.24% (Class A), 0.39% (Class B), 0.22% (Class C), 0.22% (Class I), 0.28% (Class R3), 0.23% (Class R4), 0.18% (Class R5) and 0.13% (Class Y). “Total other expenses” have been restated for Class Y shares to reflect the removal of a cap on the transfer agency fee effective May 1, 2017.

(3)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.60% (Class A), 1.60% (Class T), 2.35% (Class B), 2.35% (Class C), 1.35% (Class I), 1.65% (Class R3), 1.35% (Class R4), 1.05% (Class R5), 1.00% (Class Y) and 0.95% (Class F). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, B, C, I, R3, R4, R5 and Y shares. Each contractual arrangement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

30

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$677	$945	$1,234	$2,053
T	$381	$658	$955	$1,800
B	$723	$992	$1,388	$2,325
C	$308	$643	$1,103	$2,379
I	$107	$334	$579	$1,283
R3	$164	$508	$876	$1,911
R4	$133	$415	$718	$1,579
R5	$103	$322	$558	$1,236
Y	$98	$306	$531	$1,178
F	$93	$290	$504	$1,120
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$677	$945	$1,234	$2,053
T	$381	$658	$955	$1,800
B	$223	$692	$1,188	$2,325
C	$208	$643	$1,103	$2,379
I	$107	$334	$579	$1,283
R3	$164	$508	$876	$1,911
R4	$133	$415	$718	$1,579
R5	$103	$322	$558	$1,236
Y	$98	$306	$531	$1,178
F	$93	$290	$504	$1,120
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide as selected by the sub-adviser, Wellington Management Company LLP (“Wellington Management”). The focus of the Fund’s investment process is stock selection through fundamental analysis. The Fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The Fund’s assets will be allocated across the major subsectors of the health care sector, with some representation typically maintained in each major subsector. The Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals and biotechnology, medical products and health services. The Fund will invest in securities of issuers located in a number of different countries throughout the world, one of which may be the United States; however, the Fund has no limit on the amount of assets that may be invested in each country. The Fund may invest in securities of companies of any market capitalization.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
31

Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Healthcare-Related Securities Risk −The Fund’s focus on healthcare-related securities increases the Fund’s exposure to the risks associated with the healthcare-related sector, including changes in laws or regulations, lawsuits and regulatory proceedings, patent considerations, intense competition and rapid technological change and the potential for obsolescence.
Industry Concentration Risk −Because the Fund focuses its investments in a specific industry or group of industries, the Fund is subject to the risk that (1) its performance will be closely tied to the performance of those particular industries; (2) its performance will be adversely impacted when such industries experience a downturn; and (3) it will perform poorly during a slump in demand for securities of companies in such industries. As a result, the Fund may be subject to increased price volatility and may be more susceptible to adverse developments than a fund that invests more widely.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk −The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.
Mid Cap and Small Cap Securities Risk −Investments in small capitalization and mid capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
32

PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 15.85% (1st quarter, 2013)     Lowest -17.06% (4th quarter, 2008)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based sector index, a broad-based market index and a spliced index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations and performance is that of the Fund’s Class I shares. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
33

Average annual total returns for periods ending December 31, 2016 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	-13.60%	17.11%	9.20%
– After Taxes on Distributions	-15.54%	15.48%	8.22%
– After Taxes on Distributions and Sale of Fund Shares	-6.10%	13.92%	7.50%
Share Classes (Return Before Taxes)
Class T	-10.86%	17.84%	9.54%
Class B	-13.44%	17.21%	9.12%
Class C	-10.06%	17.60%	9.04%
Class I	-8.33%	18.79%	10.14%
Class R3	-8.86%	18.11%	9.52%
Class R4	-8.55%	18.48%	9.90%
Class R5	-8.29%	18.84%	10.23%
Class Y	-8.17%	18.95%	10.32%
Class F	-8.33%	18.79%	10.14%
S&P Composite 1500 Health Care Index* (reflects no deduction for fees, expenses or taxes)	-2.05%	17.18%	9.97%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%
Spliced Index (reflects no deduction for fees, expenses or taxes)**	-4.28%	17.19%	10.24%
*
Effective April 1, 2016, the Fund changed its benchmark to the S&P Composite 1500 Health Care Index due to S&P announcing that the S&P North American Health Care Sector Index would be discontinued. The S&P North American Health Care Sector Index was subsequently discontinued.

**
The Spliced Index is calculated by the Investment Manager and returns from April 1, 2016 to December 31, 2016 represent the S&P Composite 1500 Health Care Index and returns prior to April 1, 2016 represent the S&P North American Health Care Sector Index.

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management. The Fund has been managed by a team of global industry analysts that specialize in the health care sector since its inception in 2000. Each member of the team manages a portion of the Fund based upon their specific areas of expertise within the health care sector.
Portfolio Manager	Title	Involved with Fund Since
Jean M. Hynes, CFA	Senior Managing Director and Global Industry Analyst	2000
Ann C. Gallo	Senior Managing Director and Global Industry Analyst	2000
Kirk J. Mayer, CFA *	Senior Managing Director and Global Industry Analyst	2000
Robert L. Deresiewicz	Senior Managing Director and Global Industry Analyst	2000
*
Mr. Mayer has announced his plan to retire and withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management, as of June 30, 2017. Accordingly, he will no longer serve as a portfolio manager to the Fund as of June 30, 2017. Jean M. Hynes, CFA, Ann C. Gallo and Robert L. Deresiewicz will continue to serve as the Fund’s portfolio managers. Mr. Mayer’s portfolio manager responsibilities are expected to transition to Ms. Gallo during the period prior to his withdrawal.

PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class B	Closed to new investments	N/A
Class R3, Class R4 and Class R5	No minimum initial investment	None
34

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
35

The Hartford MidCap Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term growth of capital.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 93 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 148 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	B	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	2.50%	None	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	5.00%	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	B	C	I	R3	R4	R5	R6	Y	F
Management fees	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	1.00%	None	0.50%	0.25%	None	None	None	None
Total other expenses(2)	0.19%	0.19%	0.33%	0.16%	0.29%	0.25%	0.20%	0.14%	0.04%	0.09%	0.04%
Administrative services fee	None	None	None	None	None	0.20%	0.15%	0.10%	None	None	None
Other expenses	0.19%	0.19%	0.33%	0.16%	0.29%	0.05%	0.05%	0.04%	0.04%	0.09%	0.04%
Total annual fund operating expenses	1.16%	1.16%	2.05%	1.88%	1.01%	1.47%	1.17%	0.86%	0.76%	0.81%	0.76%
Fee waiver and/or expense reimbursement(3)	0.00%	0.00%	0.00%	0.00%	0.14%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	1.16%	1.16%	2.05%	1.88%	0.87%	1.47%	1.17%	0.86%	0.76%	0.81%	0.76%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
“Total other expenses” are based on estimated amounts for Class T and F shares. “Total other expenses” do not include expenses associated with the Fund’s shareholder meeting that occurred in 2016. If these expenses were included, “Total other expenses” would have been as follows: 0.20% (Class A), 0.34% (Class B), 0.17% (Class C), 0.30% (Class I), 0.26% (Class R3), 0.21% (Class R4), 0.15% (Class R5), 0.05% (Class R6) and 0.10% (Class Y). “Total other expenses” have been restated for Class Y shares to reflect the removal of a cap on the transfer agency fee effective May 1, 2017.

(3)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.37% (Class A), 1.37% (Class T), 0.87% (Class I), 1.50% (Class R3), 1.20% (Class R4), 0.90% (Class R5), 0.85% (Class R6) and 0.85% (Class F). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, B, C, I, R3, R4, R5 and Y shares. Each contractual arrangement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc., except that the expense cap on operating expenses for Class I shares will not automatically renew. HASCO has contractually agreed to reimburse all transfer agency fees for Class R6 and F shares until February 28, 2018.

36

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$662	$898	$1,153	$1,881
T	$365	$609	$872	$1,624
B	$708	$943	$1,303	$2,151
C	$291	$591	$1,016	$2,201
I	$89	$308	$544	$1,224
R3	$150	$465	$803	$1,757
R4	$119	$372	$644	$1,420
R5	$88	$274	$477	$1,061
R6	$78	$243	$422	$942
Y	$83	$259	$450	$1,002
F	$78	$243	$422	$942
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$662	$898	$1,153	$1,881
T	$365	$609	$872	$1,624
B	$208	$643	$1,103	$2,151
C	$191	$591	$1,016	$2,201
I	$89	$308	$544	$1,224
R3	$150	$465	$803	$1,757
R4	$119	$372	$644	$1,420
R5	$88	$274	$477	$1,061
R6	$78	$243	$422	$942
Y	$83	$259	$450	$1,002
F	$78	$243	$422	$942
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its investment objective by investing primarily in stocks selected by the sub-adviser, Wellington Management Company LLP (“Wellington Management”), on the basis of potential for capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities. Wellington Management favors companies that it believes are high-quality. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and/or a strong management team. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
The Fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 30, 2016, this range was approximately $571 million to $57.0 billion. The market capitalization range of these indices changes over time.
37

PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.
Mid-Cap Securities Risk −The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Sector Risk −To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

38

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 16.41% (1st quarter, 2012)     Lowest -23.66% (4th quarter, 2008)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Class I shares commenced operations on February 27, 2009 and performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R3, Class R4 and Class R5 shares commenced operations on May 29, 2009 and performance prior to that date is that of the Fund’s Class Y shares. Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations. Performance for Class F shares reflects the performance of Class I shares from February 27, 2009 through December 31, 2016 and Class A shares (excluding sales charges) prior to February 27, 2009. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2016 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	5.31%	14.31%	7.74%
– After Taxes on Distributions	4.57%	12.53%	6.34%
– After Taxes on Distributions and Sale of Fund Shares	3.63%	11.32%	6.07%
Share Classes (Return Before Taxes)
Class T	8.66%	15.03%	8.08%
Class B	5.46%	14.38%	7.63%
Class C	9.62%	14.79%	7.59%
Class I	11.58%	15.88%	8.57%
Class R3	11.06%	15.26%	8.23%
Class R4	11.41%	15.62%	8.49%
Class R5	11.76%	15.96%	8.74%
Class R6	11.87%	16.09%	8.82%
Class Y	11.91%	16.09%	8.82%
Class F	11.58%	15.88%	8.57%
S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes)	20.74%	15.33%	9.16%
39

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Philip W. Ruedi, CFA	Senior Managing Director and Equity Portfolio Manager	2004
Mark A. Whitaker, CFA	Senior Managing Director and Equity Portfolio Manager	2004
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class B	Closed to new investments	N/A
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
40

The Hartford MidCap Value Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 93 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 148 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	B	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	2.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	5.00%	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	B	C	I	R3	R4	R5	Y	F
Management fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	1.00%	None	0.50%	0.25%	None	None	None
Total other expenses(2)	0.28%	0.28%	0.65%	0.25%	0.29%	0.29%	0.24%	0.19%	0.13%	0.08%
Administrative services fee	None	None	None	None	None	0.20%	0.15%	0.10%	None	None
Other expenses	0.28%	0.28%	0.65%	0.25%	0.29%	0.09%	0.09%	0.09%	0.13%	0.08%
Total annual fund operating expenses	1.28%	1.28%	2.40%	2.00%	1.04%	1.54%	1.24%	0.94%	0.88%	0.83%
Fee waiver and/or expense reimbursement(3)	0.00%	0.00%	0.30%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	1.28%	1.28%	2.10%	2.00%	1.04%	1.54%	1.24%	0.94%	0.88%	0.83%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
“Total other expenses” are based on estimated amounts for Class T and F shares. “Total other expenses” do not include expenses associated with the Fund’s shareholder meeting that occurred in 2016. If these expenses were included, “Total other expenses” would have been as follows: 0.30% (Class A), 0.67% (Class B), 0.27% (Class C), 0.31% (Class I), 0.31% (Class R3), 0.26% (Class R4), 0.21% (Class R5) and 0.15% (Class Y). “Total other expenses” have been restated for Class Y shares to reflect the removal of a cap on the transfer agency fee effective May 1, 2017.

(3)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.35% (Class A), 1.35% (Class T), 2.10% (Class B), 2.10% (Class C), 1.10% (Class I), 1.55% (Class R3), 1.25% (Class R4), 0.95% (Class R5), 0.90% (Class Y) and 0.85% (Class F). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, B, C, I, R3, R4, R5 and Y shares. Each contractual arrangement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

41

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$673	$934	$1,214	$2,010
T	$377	$646	$935	$1,757
B	$713	$1,020	$1,453	$2,434
C	$303	$627	$1,078	$2,327
I	$106	$331	$574	$1,271
R3	$157	$486	$839	$1,835
R4	$126	$393	$681	$1,500
R5	$96	$300	$520	$1,155
Y	$90	$281	$488	$1,084
F	$85	$265	$460	$1,025
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$673	$934	$1,214	$2,010
T	$377	$646	$935	$1,757
B	$213	$720	$1,253	$2,434
C	$203	$627	$1,078	$2,327
I	$106	$331	$574	$1,271
R3	$157	$486	$839	$1,835
R4	$126	$393	$681	$1,500
R5	$96	$300	$520	$1,155
Y	$90	$281	$488	$1,084
F	$85	$265	$460	$1,025
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its assets in mid-capitalization companies, focusing on securities that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), believes are undervalued in the marketplace. The Fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 30, 2016, this range was approximately $571 million to $57.0 billion. The market capitalization range of these indices changes over time. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
42

Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.
Mid-Cap Securities Risk −The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
Value Investing Style Risk −Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Sector Risk −To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

43

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 22.47% (2nd quarter, 2009)     Lowest -22.41% (3rd quarter, 2011)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two broad-based market indices. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Class I shares commenced operations on May 28, 2010 and performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R3, Class R4 and Class R5 shares commenced operations on May 28, 2010 and performance prior to that date is that of the Fund’s Class Y shares. As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations. Performance for Class F shares reflects the performance of Class I shares from May 28, 2010 through December 31, 2016 and Class A shares (excluding sales charges) prior to May 28, 2010. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2016 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	6.13%	13.28%	6.26%
– After Taxes on Distributions	4.46%	11.33%	5.00%
– After Taxes on Distributions and Sale of Fund Shares	4.88%	10.47%	4.91%
Share Classes (Return Before Taxes)
Class T	9.50%	13.99%	6.59%
Class B	6.40%	13.42%	6.23%
Class C	10.53%	13.78%	6.07%
Class I	12.57%	14.96%	7.10%
Class R3	12.05%	14.31%	6.85%
Class R4	12.36%	14.65%	7.06%
Class R5	12.70%	15.00%	7.28%
Class Y	12.83%	15.12%	7.34%
Class F	12.57%	14.96%	7.10%
Russell 2500 Value Index (reflects no deduction for fees, expenses or taxes)	25.20%	15.04%	6.94%
Russell MidCap Value Index (reflects no deduction for fees, expenses or taxes)	20.00%	15.70%	7.59%
44

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
James N. Mordy	Senior Managing Director and Equity Portfolio Manager	2001
Gregory J. Garabedian	Managing Director and Equity Research Analyst	2006
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class B	Closed to new investments	N/A
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
45

Hartford Small Cap Core Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 93 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 148 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	B	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	2.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	5.00%	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	B	C	I	R3	R4	R5	Y	F
Management fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	1.00%	None	0.50%	0.25%	None	None	None
Total other expenses(2)	0.34%	0.34%	0.50%	0.32%	0.25%	0.35%	0.29%	0.24%	0.17%	0.12%
Administrative services fee	None	None	None	None	None	0.20%	0.15%	0.10%	None	None
Other expenses	0.34%	0.34%	0.50%	0.32%	0.25%	0.15%	0.14%	0.14%	0.17%	0.12%
Acquired fund fees and expenses(3)	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Total annual fund operating expenses(3)	1.44%	1.44%	2.35%	2.17%	1.10%	1.70%	1.39%	1.09%	1.02%	0.97%
Fee waiver and/or expense reimbursement(4)	0.04%	0.04%	0.20%	0.02%	0.00%	0.10%	0.09%	0.09%	0.07%	0.02%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(4)	1.40%	1.40%	2.15%	2.15%	1.10%	1.60%	1.30%	1.00%	0.95%	0.95%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
“Total other expenses” are based on estimated amounts for Class T and F shares. “Total other expenses” do not include expenses associated with the Fund’s shareholder meeting that occurred in 2016. If these expenses were included, “Total other expenses” would have been as follows: 0.35% (Class A), 0.51% (Class B), 0.33% (Class C), 0.26% (Class I), 0.36% (Class R3), 0.30% (Class R4), 0.25% (Class R5) and 0.18% (Class Y). “Total other expenses” have been restated for Class Y shares to reflect the removal of a cap on the transfer agency fee effective May 1, 2017.

(3)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. Acquired fund fees and expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with Fund operations. The ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table for the applicable period also does not reflect the restated "Total other expenses" for Class Y shares.

(4)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.30% (Class A), 1.30% (Class T), 2.05% (Class B), 2.05% (Class C), 1.05% (Class I), 1.50% (Class R3), 1.20% (Class R4), 0.90% (Class R5), 0.85% (Class Y) and 0.85% (Class F). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, B, C, I, R3, R4, R5 and Y shares. Each contractual arrangement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018.

46

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$685	$977	$1,290	$2,176
T	$389	$690	$1,014	$1,928
B	$718	$1,014	$1,437	$2,443
C	$318	$677	$1,163	$2,502
I	$112	$350	$606	$1,340
R3	$163	$526	$914	$2,000
R4	$132	$431	$752	$1,661
R5	$102	$338	$592	$1,321
Y	$97	$318	$556	$1,241
F	$97	$307	$534	$1,188
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$685	$977	$1,290	$2,176
T	$389	$690	$1,014	$1,928
B	$218	$714	$1,237	$2,443
C	$218	$677	$1,163	$2,502
I	$112	$350	$606	$1,340
R3	$163	$526	$914	$2,000
R4	$132	$431	$752	$1,661
R5	$102	$338	$592	$1,321
Y	$97	$318	$556	$1,241
F	$97	$307	$534	$1,188
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY.  Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of small-capitalization companies. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities, and may trade securities actively. The sub-adviser, Wellington Management Company LLP (“Wellington Management”), uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock’s relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
The Fund defines small-capitalization companies as companies with a market capitalization within the range of the Russell 2000 Index. As of December 30, 2016, the market capitalization of companies included in the Russell 2000 Index ranged from approximately $21 million to $10.3 billion. The market capitalization range of this index changes over time.
47

PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.
Small Cap Securities Risk −Investments in small capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Quantitative Investing Risk −The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Volatility Risk −Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.
Active Trading Risk −Active trading could increase the Fund's transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Sector Risk −To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
48

PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Include the Fund’s performance when the Fund’s portfolio was managed by a previous sub-adviser

•
Include the Fund’s performance when it pursued a different strategy

•
Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 20.80% (2nd quarter, 2009)     Lowest -26.34% (4th quarter, 2008)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Class R3, Class R4 and Class R5 shares commenced operations on September 30, 2011 and performance prior to that date is that of the Fund’s Class Y shares. Class I shares commenced operations on March 31, 2015 and performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations. Performance for Class F shares reflects the performance of Class I shares from March 31, 2015 through December 31, 2016 and Class A shares (excluding sales charges) prior to March 31, 2015. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
49

Average annual total returns for periods ending December 31, 2016 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	11.31%	11.43%	5.93%
– After Taxes on Distributions	11.11%	9.54%	4.58%
– After Taxes on Distributions and Sale of Fund Shares	6.57%	8.72%	4.35%
Share Classes (Return Before Taxes)
Class T	14.84%	12.13%	6.26%
Class B	11.83%	11.58%	5.98%
Class C	15.89%	11.85%	5.76%
Class I	18.08%	12.89%	6.62%
Class R3	17.44%	12.46%	6.61%
Class R4	17.86%	12.80%	6.78%
Class R5	18.22%	13.13%	6.95%
Class Y	18.19%	13.16%	6.96%
Class F	18.08%	12.89%	6.62%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	21.31%	14.46%	7.07%
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
David J. Elliott, CFA	Senior Managing Director, Co-Director of Quantitative Investments, and Director of Quantitative Portfolio Management	2012
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class B	Closed to new investments	N/A
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
50

TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
51

The Hartford Small Cap Growth Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 93 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 148 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	B	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	2.50%	None	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	5.00%	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	B	C	I	R3	R4	R5	R6	Y	F
Management fees	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	1.00%	None	0.50%	0.25%	None	None	None	None
Total other expenses(2)	0.27%	0.27%	0.62%	0.21%	0.26%	0.28%	0.21%	0.16%	0.06%	0.11%	0.06%
Administrative services fee	None	None	None	None	None	0.20%	0.15%	0.10%	None	None	None
Other expenses	0.27%	0.27%	0.62%	0.21%	0.26%	0.08%	0.06%	0.06%	0.06%	0.11%	0.06%
Total annual fund operating expenses	1.24%	1.24%	2.34%	1.93%	0.98%	1.50%	1.18%	0.88%	0.78%	0.83%	0.78%
Fee waiver and/or expense reimbursement(3)	0.00%	0.00%	0.26%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	1.24%	1.24%	2.08%	1.93%	0.98%	1.50%	1.18%	0.88%	0.78%	0.83%	0.78%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
“Total other expenses” are based on estimated amounts for Class T and F shares. “Total other expenses” do not include expenses associated with the Fund’s shareholder meeting that occurred in 2016. If these expenses were included, “Total other expenses” would have been as follows: 0.28% (Class A), 0.63% (Class B), 0.22% (Class C), 0.27% (Class I), 0.29% (Class R3), 0.22% (Class R4), 0.17% (Class R5), 0.07% (Class R6) and 0.12% (Class Y). “Total other expenses” have been restated for Class Y shares to reflect the removal of a cap on the transfer agency fee effective May 1, 2017.

(3)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.40% (Class A), 1.40% (Class T), 2.15% (Class B), 2.15% (Class C), 1.15% (Class I), 1.60% (Class R3), 1.30% (Class R4), 1.00% (Class R5), 0.95% (Class R6), 0.95% (Class Y) and 0.95% (Class F). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, B, C, I, R3, R4, R5 and Y shares. Each contractual arrangement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class R6 and F shares until February 28, 2018.

52

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$669	$922	$1,194	$1,967
T	$373	$634	$914	$1,712
B	$711	$1,006	$1,427	$2,380
C	$296	$606	$1,042	$2,254
I	$100	$312	$542	$1,201
R3	$153	$474	$818	$1,791
R4	$120	$375	$649	$1,432
R5	$90	$281	$488	$1,084
R6	$80	$249	$433	$966
Y	$85	$265	$460	$1,025
F	$80	$249	$433	$966
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$669	$922	$1,194	$1,967
T	$373	$634	$914	$1,712
B	$211	$706	$1,227	$2,380
C	$196	$606	$1,042	$2,254
I	$100	$312	$542	$1,201
R3	$153	$474	$818	$1,791
R4	$120	$375	$649	$1,432
R5	$90	$281	$488	$1,084
R6	$80	$249	$433	$966
Y	$85	$265	$460	$1,025
F	$80	$249	$433	$966
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its investment objective by investing primarily in common stocks of small capitalization companies that the Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management”), believes have superior growth potential. Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of small capitalization companies. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities. The Fund seeks its investment objective by employing a multi-portfolio manager structure whereby portions of the Fund’s assets are allocated among different portfolio management teams who employ distinct investment styles intended to complement one another. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
The Fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 30, 2016, this range was approximately $21 million to $10.3 billion. The market capitalization range of these indices changes over time.
53

PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.
Small Cap Securities Risk −Investments in small capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Growth Investing Style Risk −If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Asset Allocation Risk −The risk that if the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Fund.
Volatility Risk −Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.
54

Sector Risk −To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Include the Fund’s performance when a portion of the Fund’s portfolio was managed by a previous sub-adviser

•
Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 20.80% (2nd quarter, 2009)     Lowest -25.95% (4th quarter, 2008)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations and performance is that of the Fund’s Class I shares. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
55

Average annual total returns for periods ending December 31, 2016 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	5.53%	13.23%	7.27%
– After Taxes on Distributions	5.38%	12.06%	6.51%
– After Taxes on Distributions and Sale of Fund Shares	3.26%	10.41%	5.75%
Share Classes (Return Before Taxes)
Class T	8.88%	11.31%	6.35%
Class B	5.74%	13.37%	7.28%
Class C	9.89%	13.72%	7.06%
Class I	11.96%	14.87%	8.12%
Class R3	11.37%	14.25%	7.59%
Class R4	11.74%	14.62%	7.90%
Class R5	12.07%	14.96%	8.22%
Class R6	12.18%	15.04%	8.30%
Class Y	12.19%	15.06%	8.31%
Class F	11.96%	14.87%	8.12%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	11.32%	13.74%	7.76%
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management. The Fund employs a multi-portfolio manager structure. The portfolio managers with the most significant responsibilities are set forth below.
Portfolio Manager	Title	Involved with Fund Since
Mammen Chally, CFA	Senior Managing Director and Equity Portfolio Manager	2009
David J. Elliott, CFA	Senior Managing Director, Co-Director of Quantitative Investments, and Director of Quantitative Portfolio Management	2010
David A. Siegle, CFA	Managing Director and Equity Research Analyst	2009
Douglas W. McLane, CFA	Managing Director and Equity Research Analyst	2011
PURCHASE AND SALE OF FUND SHARES. The Fund is closed to new investors until further notice. No purchases of the Fund’s shares will be allowed, other than as follows: (i) purchases by shareholders of record of the Fund as of March 6, 2015 to add to their existing Fund accounts through subsequent purchases, through conversions of their shares for another share class in the Fund subject to the requirements set forth in the section entitled "Conversions" in the statutory prospectus, or through exchanges from other Hartford Funds; (ii) purchases by shareholders of record of the Fund who hold Class A shares and now want to purchase Class T shares; (iii) purchases through reinvestment of dividends or capital gains distributions; (iv) purchases by existing shareholders, or exchanges into the Fund by shareholders of other Hartford Funds, through participation in broker/dealer wrap-fee programs (i.e., certain approved broker/dealer wrap-fee programs can place new shareholders into the Fund); (v) purchases by Section 529 plans that currently include the Fund within one or more of their investment options; (vi) purchases by Hartford Funds’ fund of funds; (vii) purchases by qualified employee benefit plans, such as 401(k), 403(b), 457 plans and health savings account programs (and their successor, related and affiliated plans) that have made the Fund available to participants on or before March 6, 2015; and (viii) purchases by certain financial institutions or financial intermediary firms that have been pre-approved by Hartford Funds Distributors, LLC to purchase shares of the Fund on behalf of their clients. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class B	Closed to new investments	N/A
56

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
57

The Hartford Small Company Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks growth of capital.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 93 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 148 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	B	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	2.50%	None	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	5.00%	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	B	C	I	R3	R4	R5	R6	Y	F
Management fees	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	1.00%	None	0.50%	0.25%	None	None	None	None
Total other expenses(2)	0.36%	0.36%	0.63%	0.31%	0.41%	0.28%	0.22%	0.17%	0.07%	0.12%	0.07%
Administrative services fee	None	None	None	None	None	0.20%	0.15%	0.10%	None	None	None
Other expenses	0.36%	0.36%	0.63%	0.31%	0.41%	0.08%	0.07%	0.07%	0.07%	0.12%	0.07%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses(3)	1.43%	1.43%	2.45%	2.13%	1.23%	1.60%	1.29%	0.99%	0.89%	0.94%	0.89%
Fee waiver and/or expense reimbursement(4)	0.02%	0.02%	0.29%	0.00%	0.07%	0.04%	0.03%	0.03%	0.00%	0.03%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(4)	1.41%	1.41%	2.16%	2.13%	1.16%	1.56%	1.26%	0.96%	0.89%	0.91%	0.89%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
“Total other expenses” are based on estimated amounts for Class T and F shares. “Total other expenses” do not include expenses associated with the Fund’s shareholder meeting that occurred in 2016. If these expenses were included, “Total other expenses” would have been as follows: 0.39% (Class A), 0.65% (Class B), 0.34% (Class C), 0.44% (Class I), 0.31% (Class R3), 0.25% (Class R4), 0.19% (Class R5), 0.09% (Class R6) and 0.14% (Class Y). “Total other expenses” have been restated for Class Y shares to reflect the removal of a cap on the transfer agency fee effective May 1, 2017.

(3)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. The ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table for the applicable period also does not reflect the restated "Total other expenses" for Class Y shares.

(4)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.40% (Class A), 1.40% (Class T), 2.15% (Class B), 2.15% (Class C), 1.15% (Class I), 1.55% (Class R3), 1.25% (Class R4), 0.95% (Class R5), 0.90% (Class R6), 0.90% (Class Y) and 0.90% (Class F). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, B, C, I, R3, R4, R5 and Y shares. Each contractual arrangement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class R6 and F shares until February 28, 2018.

58

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$686	$976	$1,287	$2,167
T	$390	$689	$1,010	$1,919
B	$719	$1,036	$1,479	$2,511
C	$316	$667	$1,144	$2,462
I	$118	$383	$669	$1,482
R3	$159	$501	$867	$1,897
R4	$128	$406	$705	$1,554
R5	$98	$312	$544	$1,210
R6	$91	$284	$493	$1,096
Y	$93	$297	$517	$1,152
F	$91	$284	$493	$1,096
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$686	$976	$1,287	$2,167
T	$390	$689	$1,010	$1,919
B	$219	$736	$1,279	$2,511
C	$216	$667	$1,144	$2,462
I	$118	$383	$669	$1,482
R3	$159	$501	$867	$1,897
R4	$128	$406	$705	$1,554
R5	$98	$312	$544	$1,210
R6	$91	$284	$493	$1,096
Y	$93	$297	$517	$1,152
F	$91	$284	$493	$1,096
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its investment objective by investing primarily in common stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management”), invests at least 80% of its assets in common stocks of small capitalization companies. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities, and may trade securities actively. The Fund seeks its investment objective by employing a multi-portfolio manager structure whereby portions of the Fund’s assets are allocated among different portfolio management teams that employ distinct investment styles intended to complement one another. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
The Fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 30, 2016, this range was approximately $21 million to $10.3 billion. The market capitalization range of these indices changes over time.
59

PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.
Small Cap Securities Risk −Investments in small capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Growth Investing Style Risk −If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.
Asset Allocation Risk −The risk that if the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Fund.
Volatility Risk −Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.
60

Sector Risk −To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market.
Active Trading Risk −Active trading could increase the Fund's transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Include the Fund’s performance when a portion of the Fund’s portfolio was managed by a previous sub-adviser

•
Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 17.66% (2nd quarter, 2009)     Lowest -26.30% (4th quarter, 2008)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date reflects Class Y shares' performance. As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations and performance is that of the Fund’s Class I shares. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
61

Average annual total returns for periods ending December 31, 2016 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	-3.79%	9.08%	4.39%
– After Taxes on Distributions	-3.79%	6.37%	2.68%
– After Taxes on Distributions and Sale of Fund Shares	-2.14%	6.89%	3.24%
Share Classes (Return Before Taxes)
Class T	-0.73%	9.76%	4.72%
Class B	-4.02%	9.22%	4.41%
Class C	-0.02%	9.52%	4.22%
Class I	1.97%	10.58%	5.25%
Class R3	1.61%	10.12%	4.77%
Class R4	1.91%	10.45%	5.10%
Class R5	2.20%	10.78%	5.40%
Class R6	2.31%	10.89%	5.52%
Class Y	2.26%	10.88%	5.51%
Class F	1.97%	10.58%	5.25%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	11.32%	13.74%	7.76%
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management. The Fund employs a multi-portfolio manager structure. The portfolio managers with the most significant responsibilities are set forth below.
Portfolio Manager	Title	Involved with Fund Since
Steven C. Angeli, CFA	Senior Managing Director and Equity Portfolio Manager	1999
Mammen Chally, CFA	Senior Managing Director and Equity Portfolio Manager	2010
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class B	Closed to new investments	N/A
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
62

TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
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The Hartford Value Opportunities Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks capital appreciation.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 93 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 148 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	B	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	2.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	5.00%	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	B	C	I	R3	R4	R5	Y	F
Management fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	1.00%	None	0.50%	0.25%	None	None	None
Total other expenses(2)	0.28%	0.28%	0.70%	0.25%	0.20%	0.33%	0.25%	0.20%	0.15%	0.10%
Administrative services fee	None	None	None	None	None	0.20%	0.15%	0.10%	None	None
Other expenses	0.28%	0.28%	0.70%	0.25%	0.20%	0.13%	0.10%	0.10%	0.15%	0.10%
Total annual fund operating expenses	1.23%	1.23%	2.40%	1.95%	0.90%	1.53%	1.20%	0.90%	0.85%	0.80%
Fee waiver and/or expense reimbursement(3)	0.00%	0.00%	0.30%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	1.23%	1.23%	2.10%	1.95%	0.90%	1.53%	1.20%	0.90%	0.85%	0.80%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
“Total other expenses” are based on estimated amounts for Class T and F shares. “Total other expenses” do not include expenses associated with the Fund’s shareholder meeting that occurred in 2016. If these expenses were included, “Total other expenses” would have been as follows: 0.30% (Class A), 0.72% (Class B), 0.27% (Class C), 0.22% (Class I), 0.35% (Class R3), 0.27% (Class R4), 0.22% (Class R5) and 0.17% (Class Y). “Total other expenses” have been restated for Class Y shares to reflect the removal of a cap on the transfer agency fee effective May 1, 2017.

(3)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.35% (Class A), 1.35% (Class T), 2.10% (Class B), 2.10% (Class C), 1.10% (Class I), 1.55% (Class R3), 1.25% (Class R4), 0.95% (Class R5), 0.90% (Class Y) and 0.85% (Class F). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, B, C, I, R3, R4, R5 and Y shares. Each contractual arrangement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

64

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$668	$919	$1,188	$1,957
T	$372	$631	$909	$1,701
B	$713	$1,020	$1,453	$2,421
C	$298	$612	$1,052	$2,275
I	$92	$287	$498	$1,108
R3	$156	$483	$834	$1,824
R4	$122	$381	$660	$1,455
R5	$92	$287	$498	$1,108
Y	$87	$271	$471	$1,049
F	$82	$255	$444	$990
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$668	$919	$1,188	$1,957
T	$372	$631	$909	$1,701
B	$213	$720	$1,253	$2,421
C	$198	$612	$1,052	$2,275
I	$92	$287	$498	$1,108
R3	$156	$483	$834	$1,824
R4	$122	$381	$660	$1,455
R5	$92	$287	$498	$1,108
Y	$87	$271	$471	$1,049
F	$82	$255	$444	$990
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), believes are undervalued and have the potential for appreciation. The Fund may invest up to 25% of its net assets in securities of foreign issuers and non-dollar securities. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
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Value Investing Style Risk −Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.
Mid Cap and Small Cap Securities Risk −Investments in small capitalization and mid capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Sector Risk −To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

66

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 25.71% (2nd quarter, 2009)     Lowest -20.89% (4th quarter, 2008)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two broad-based market indices. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations and performance is that of the Fund’s Class I shares. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2016 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	10.86%	12.23%	4.48%
– After Taxes on Distributions	10.48%	11.22%	3.65%
– After Taxes on Distributions and Sale of Fund Shares	6.47%	9.68%	3.45%
Share Classes (Return Before Taxes)
Class T	14.38%	12.93%	4.80%
Class B	11.31%	12.37%	4.50%
Class C	15.53%	12.68%	4.29%
Class I	17.73%	13.85%	5.37%
Class R3	17.05%	13.22%	4.79%
Class R4	17.36%	13.57%	5.12%
Class R5	17.72%	13.90%	5.43%
Class Y	17.87%	13.95%	5.52%
Class F	17.73%	13.85%	5.37%
Russell 3000 Value Index (reflects no deduction for fees, expenses or taxes)	18.40%	14.81%	5.76%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	17.34%	14.80%	5.72%
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MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
David W. Palmer, CFA	Senior Managing Director and Equity Portfolio Manager	2003
James N. Mordy	Senior Managing Director and Equity Portfolio Manager	2001
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class B	Closed to new investments	N/A
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
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Additional Information Regarding Investment Strategies and Risks
Additional information regarding the principal investment strategy and other investment policies for each of The Hartford Capital Appreciation Fund (the “Capital Appreciation Fund”), Hartford Core Equity Fund (the “Core Equity Fund”), The Hartford Dividend and Growth Fund (the “Dividend and Growth Fund”), The Hartford Equity Income Fund (the “Equity Income Fund”), The Hartford Growth Opportunities Fund (the “Growth Opportunities Fund”), The Hartford Healthcare Fund (the “Healthcare Fund”), The Hartford MidCap Fund (the “MidCap Fund”), The Hartford MidCap Value Fund (the “MidCap Value Fund”), Hartford Small Cap Core Fund (the “Small Cap Core Fund”), The Hartford Small Cap Growth Fund (the “Small Cap Growth Fund”), The Hartford Small Company Fund (the “Small Company Fund”), and The Hartford Value Opportunities Fund (the “Value Opportunities Fund”) (each, a “Fund,” and collectively, the “Funds”) is provided below.
Capital Appreciation Fund
The Fund seeks to achieve its investment objective by investing primarily in stocks selected on the basis of potential for capital appreciation. The Fund normally invests at least 65% of its net assets in common stocks of medium and large companies. The Fund may invest up to 35% of its net assets in securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The sub-adviser, Wellington Management, uses fundamental analysis to identify companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry.
The Fund seeks its investment objective by employing a multiple portfolio manager structure, which means the Fund has several components that are managed separately using different investment styles. Each component sleeve has a distinct investment philosophy and analytical process to identify specific securities for purchase or sale based on internal, proprietary research. Wellington Management does not allocate a set percentage to any of these sleeves but instead seeks a flexible and diversified Fund profile. Wellington Management also may allocate a portion of the Fund’s assets in securities that Wellington Management believes may complement the risk factor biases of the other sleeves (“Risk Managed Sleeve”). In selecting securities for the Risk Managed Sleeve, Wellington Management uses systematic screening methodologies to select equity securities based on their characteristics, which may include but are not limited to their volatility, quality, value, growth, and momentum risk factor characteristics. The Risk Managed Sleeve is intended to be complementary to the other sleeves within the Fund. Under normal market conditions, Wellington Management may allocate approximately 5% to 15% of the Fund’s assets to the Risk Managed Sleeve. Together the investment strategies represent a wide range of investment philosophies, companies, industries and market capitalizations. The Fund may trade portfolio securities actively.
Wellington Management’s strategy is sometimes referred to as a “bottom up” approach. Companies are selected primarily on the basis of dynamic earnings growth potential and/or the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price. In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of valuation and growth potential. Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
As part of its secondary investment strategy, the Fund may invest in private placements and may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, forward currency contracts, futures, options and similar derivatives instruments or combinations thereof.
Core Equity Fund
Under normal circumstances, the Fund invests at least 80% of its assets in common stocks. The Fund invests in a diversified portfolio of common stocks of issuers located primarily in the United States. Wellington Management, the Fund’s sub-adviser, chooses the Fund’s investments using fundamental research designed to identify issuers with improving quality metrics, business momentum and attractive relative valuations. The investment process is aided by a proprietary quantitative screening process that narrows the investment universe to companies that are consistent with the Fund’s investment strategy. The Fund’s portfolio is broadly diversified by industry and company. The Fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities.
Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures
69

or indicators of value. Wellington Management identifies candidates for fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security, favoring those with attractive valuation, momentum, balance sheet and situations and events factors. Valuation factors capture cheapness. Momentum factors focus on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase. Balance sheet factors analyze the quality of earnings and capital. Situations and events factors exploit opportunities arising from idiosyncratic events or transient situations. As part of its fundamental analysis, Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
As of December 30, 2016, the market capitalization of companies included in the S&P 500 Index ranged from approximately $2.4 billion to $617.6 billion. The market capitalization range of the index changes over time.
As part of the Fund’s secondary investment strategy, the Fund may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, futures, options and similar derivative instruments or combinations thereof.
Dividend and Growth Fund
The Fund invests primarily in a portfolio of equity securities that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by the sub-adviser, Wellington Management. The Fund’s portfolio is broadly diversified by company and industry. Under normal market and economic conditions, at least 80% of the Fund’s net assets are invested in dividend paying equity securities. The Fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities. Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the Fund.
Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. As a key component of its fundamental analysis, Wellington Management evaluates a company’s ability to sustain and potentially increase its dividend payments. The Fund also favors securities that appear to be undervalued in the marketplace. As part of its fundamental analysis, Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
As of December 30, 2016, the market capitalization of companies included in the S&P 500 Index ranged from approximately $2.4 billion to $617.6 billion. The market capitalization range of the index changes over time.
As part of the Fund’s secondary investment strategy, the Fund may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions.
Equity Income Fund
Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its assets in equity securities. The sub-adviser, Wellington Management, uses fundamental analysis to identify securities that it believes offer above average yields, below average valuations and the potential for dividend increases in the future. The Fund invests primarily in equity securities of companies with market capitalizations above $2 billion. At the time of investment, every equity security in which the Fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The Fund may invest up to 20% of its net assets in the securities of foreign issuers and non-dollar securities.
The Fund’s investment approach is based on the fundamental analysis of dividend-paying companies with market capitalizations generally above $2 billion that have below average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The Fund uses a contrarian approach focused on longer term economic fundamentals. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in companies that the Fund’s sub-adviser believes are viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Portfolio construction is driven primarily by security selection. Limited consideration is given to economic analysis in establishing sector and industry weightings. As part of its fundamental analysis, Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
70

As part of the Fund’s secondary investment strategy, the Fund may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions.
Growth Opportunities Fund
Under normal circumstances, the Fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that the sub-adviser, Wellington Management, believes have superior growth potential with a focus on mid to large capitalization stocks. The Fund may invest up to 25% of its net assets in foreign issuers and non-dollar securities. As part of its secondary investment strategy, the Fund may invest in private placements. The Fund may trade securities actively. Wellington Management uses fundamental analysis to identify companies with accelerating operating characteristics for purchase. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential. As part of its fundamental analysis, Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
As part of the Fund’s secondary investment strategy, the Fund may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions.
Healthcare Fund
Under normal circumstances, the Fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide as selected by the sub-adviser, Wellington Management. The focus of the Fund’s investment process is stock selection through fundamental analysis. The Fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The Fund’s assets will be allocated across the major subsectors of the health care sector, with some representation typically maintained in each major subsector. The Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals and biotechnology, medical products and health services. The Fund will invest in securities of issuers located in a number of different countries throughout the world, one of which may be the United States; however, the Fund has no limit on the amount of assets that may be invested in each country. The Fund may invest in securities of companies of any market capitalization. The Fund will be close to fully invested; cash balances normally will not exceed 10% of net assets.
The Fund’s approach to investing in the health care sector is based on an in-depth understanding of medical science, regulatory developments, and reimbursement policy trends, but will be predominantly focused on stock specific investment opportunities. The Fund will also seek to exploit favorable trends within the health care sector including demographics, as well as investment opportunities that are benefiting from the accelerating pace of biopharmaceutical innovation and the ongoing structural changes in health care delivery systems globally.
Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential. Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors. As part of its fundamental analysis, Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
The Fund will be relatively focused with regard to both position size and the industries comprising the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices.
Stocks considered for purchase by the Fund typically share one or more of the following attributes:
•
the company’s business franchise is temporarily mispriced,

•
the market under-values the new product pipelines,

•
the company has opportunities due to changes in reimbursement policies (for example, the privatization of health care services abroad), or

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•
the company is a target of opportunity due to industry consolidation.

Stocks will be considered for sale from the Fund when:
•
target prices are achieved,

•
fundamental expectations are not met,

•
a company’s prospects become less appealing, or

•
equity securities of other comparable issuers in an industry are available at more attractive prices.

As part of the Fund’s secondary investment strategy, the Fund may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions.
MidCap Fund
The Fund seeks its investment objective by investing primarily in stocks selected by the sub-adviser, Wellington Management, on the basis of potential for capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities. Wellington Management favors companies that it believes are high-quality. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and/or a strong management team. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
The Fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 30, 2016, this range was approximately $571 million to $57.0 billion. The market capitalization range of the indices changes over time.
Wellington Management uses a “bottom-up” investment strategy, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value. As part of its fundamental analysis, Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
As part of the Fund’s secondary investment strategy, the Fund may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions.
MidCap Value Fund
Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its assets in mid-capitalization companies, focusing on securities that the sub-adviser, Wellington Management, believes are undervalued in the marketplace. The Fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 30, 2016, this range was approximately $571 million to $57.0 billion. The market capitalization range of the indices changes over time. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
The Fund’s investment strategy employs a contrarian approach to stock selection. The approach uses extensive research to seek to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the Fund’s investment approach. A stock’s value is evaluated on three primary criteria: its issuer’s earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers, in Wellington Management’s opinion, have the most compelling blend of the following attributes: attractive valuation, a strong management team, and strong industry position. Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
As part of the Fund’s secondary investment strategy, the Fund may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions.
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Small Cap Core Fund
Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of small-capitalization companies. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities, and may trade securities actively. The sub-adviser, Wellington Management, uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock’s relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
The Fund defines small-capitalization companies as companies with a market capitalization within the range of the Russell 2000 Index. As of December 30, 2016, the market capitalization of companies included in the Russell 2000 Index ranged from approximately $21 million to $10.3 billion. The market capitalization range of the index changes over time.
The characteristics that Wellington Management considers include factors designed to describe a company’s business, its valuation, investors’ response to the company and the company’s management behavior and earnings quality. The factors used may vary by industry sector. Wellington Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.
As part of the Fund’s secondary investment strategy, the Fund may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, futures, options and similar derivative instruments or combinations thereof.
Small Cap Growth Fund
The Fund seeks its investment objective by investing primarily in common stocks of small capitalization companies that the Fund’s sub-adviser, Wellington Management, believes have superior growth potential. Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of small capitalization companies. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities. The Fund employs a multi-portfolio manager structure whereby portions of the Fund’s assets are allocated among different portfolio management teams who employ distinct investment styles intended to complement one another. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
The Fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 30, 2016, this range was approximately $21 million to $10.3 billion. The market capitalization range of the indices changes over time.
Wellington Management employs what is often called a “bottom-up” approach to select specific securities from a variety of industries. However, in constructing the portfolio, Wellington Management also analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not have unrewarded or unintended industry and style exposure relative to the Fund’s market benchmark as a consequence of bottom-up stock picking. A portion of the Fund invests primarily in a diversified portfolio of common stocks based on the combined inputs of Wellington Management’s fundamental and quantitative research. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential. In this portion of the Fund, Wellington Management combines its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security, favoring those with attractive valuation, momentum, balance sheet and situations and events factors. Valuation factors capture cheapness. Balance sheet factors analyze the quality of earnings and capital. Momentum factors focus on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase. Situations and events factors exploit opportunities arising from idiosyncratic events or transient situations. A portion of the Fund also invests primarily in a diversified portfolio of common stocks based solely on this quantitative approach with selected additional factors. As part of its fundamental analysis, Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
As part of the Fund’s secondary investment strategy, the Fund may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions.
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Small Company Fund
The Fund seeks its investment objective by investing primarily in common stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the Fund’s sub-adviser, Wellington Management, invests at least 80% of its assets in common stocks of small capitalization companies. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities, and may trade securities actively. The Fund seeks its investment objective by employing a multi-portfolio manager structure whereby portions of the Fund’s assets are allocated among different portfolio management teams that employ distinct investment styles intended to complement one another ("Sleeves"). Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
The Fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 30, 2016, this range was approximately $21 million to $10.3 billion. The market capitalization range of the indices changes over time.
Each Sleeve uses fundamental analysis to identify specific securities for purchase or sale. The Sleeves primarily invest in growth oriented stocks, but may invest in value oriented stocks as opportunities arise. Wellington Management looks at a number of factors as part of its fundamental analysis, such as revenue and earnings growth rate, market position, market trends, management quality, and other related measures of valuation and growth potential. Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools. Wellington Management uses a proprietary quantitative screening process for a portion of the Fund’s portfolio that narrows the investment universe to companies that are consistent with the Fund’s investment strategy.
As part of its secondary investment strategy, the Fund may invest in private placements and may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, forward currency contracts and similar derivative instruments or combinations thereof.
Value Opportunities Fund
Under normal circumstances, the Fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that the sub-adviser, Wellington Management, believes are undervalued and have the potential for appreciation. The Fund may invest up to 25% of its net assets in securities of foreign issuers and non-dollar securities. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
The Fund’s investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach uses extensive research to seek to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the Fund’s investment approach. A stock is evaluated on three primary criteria: its price-to-earnings ratio, the issuer’s earnings power, and its growth potential. Stocks are selected whose issuers, in Wellington Management’s opinion, have the most compelling blend of the following attributes: attractive valuation, a strong management team and strong industry position. Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
As part of the Fund’s secondary investment strategy, the Fund may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, forward currency contracts and similar derivative instruments or combinations thereof.
Use of Cash or Money Market Investments
Each Fund may invest some or all of its assets in cash, high quality money market instruments (including, but not limited to U.S. government securities, bank obligations, commercial paper and repurchase agreements involving the foregoing securities) and shares of money market investment companies for temporary defensive purposes in response to adverse market, economic or political conditions. In addition, each Fund may invest some of its assets in these instruments to maintain liquidity or in response to atypical circumstances such as unusually large cash inflows or redemptions. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategy. As a result, there is no assurance that a Fund will achieve its investment objective and it may lose the benefit of market upswings.
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Consequences of Portfolio Trading Practices
A Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading. Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance. Each Fund is not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax advisor for individual tax advice.
About Each Fund’s Investment Objective
Each Fund’s investment objective may be changed by the Fund’s Board without approval of the shareholders of the Fund. Each Fund’s prospectus will be updated prior to any change in the Fund’s investment objective.
Investment Policies
Each of Core Equity Fund, Equity Income Fund, Healthcare Fund, MidCap Fund, MidCap Value Fund, Small Cap Core Fund, Small Cap Growth Fund and Small Company Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets, which means net assets plus the amount of any borrowings for investment purposes, in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. In addition, a Fund may specify a market capitalization range for acquiring portfolio securities. If a security that is within the range at the time of purchase later falls outside the range, which may happen due to market fluctuation, the Fund may continue to hold the security. However, this change in market capitalization could affect the Fund's flexibility in making additional investments in securities of the applicable issuer. A Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of a Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy covered by Rule 35d-1.
Additional Investment Strategies and Risks
Each Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the Funds’ Combined Statement of Additional Information (“SAI”), which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).
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More Information About Risks
The principal and additional risks of investing in each Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. Many factors affect each Fund’s performance. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that a Fund will achieve its investment objective, and you should not consider any one fund alone to be a complete investment program. The different types of securities, investments, and investment techniques used by each Fund have varying degrees of risk. The SAI contains more detailed information about the Funds’ investment policies and risks.
✓ Principal Risk X Additional Risk	Capital Appreciation Fund	Core Equity Fund	Dividend and Growth Fund	Equity Income Fund	Growth Opportunities Fund	Healthcare Fund
Active Trading Risk	✓				✓
Asset Allocation Risk	✓
Counterparty Risk	X
Currency Risk	✓	✓	✓	✓	✓	✓
Depositary Receipts Risk	X
Derivatives Risk	X	X	X	X	X	X
Forward Currency Contracts Risk	X
Futures and Options Risk	X	X
Hedging Risk	X	X	X	X	X	X
Dividend Paying Security Investment Risk			✓	✓
Equity Risk	✓	✓	✓	✓	✓	✓
Mid Cap Securities Risk	✓				✓
Mid Cap and Small Cap Securities Risk		X	X	X		✓
Small Cap Securities Risk	X				X
Exchange Traded Funds and Exchange Traded Notes Risk	X	X	X	X	X	X
Foreign Investments Risk	✓	✓	✓	✓	✓	✓
Emerging Markets Risk	✓	X	X	X	X	✓
Growth Investing Style Risk					✓
Healthcare-Related Securities Risk						✓
Illiquid Investments Risk	X	X	X	X	X	X
Industry Concentration Risk						✓
Investment Strategy Risk	✓	✓	✓	✓	✓	✓
Large Shareholder Transaction Risk	X	X	X	X	X	X
Market Risk	✓	✓	✓	✓	✓	✓
Other Investment Companies Risk	X	X	X	X	X	X
Private Placement Risk	X				X
Quantitative Investing Risk		✓
Restricted Securities Risk	X	X	X	X	X	X
Sector Risk					✓
Use as Underlying Fund Risk	X	X	X	X	X	X
Value Investing Style Risk				✓
Volatility Risk
✓ Principal Risk X Additional Risk	MidCap Fund	MidCap Value Fund	Small Cap Core Fund	Small Cap Growth Fund	Small Company Fund	Value Opportunities Fund
Active Trading Risk			✓		✓
Asset Allocation Risk				✓	✓
Counterparty Risk
Currency Risk	✓	✓	✓	✓	✓	✓
Depositary Receipts Risk						X
Derivatives Risk	X	X	X	X	X	X
Forward Currency Contracts Risk					X	X
Futures and Options Risk			X
Hedging Risk	X	X	X	X	X	X
Dividend Paying Security Investment Risk
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✓ Principal Risk X Additional Risk	MidCap Fund	MidCap Value Fund	Small Cap Core Fund	Small Cap Growth Fund	Small Company Fund	Value Opportunities Fund
Equity Risk	✓	✓	✓	✓	✓	✓
Mid Cap Securities Risk	✓	✓			X
Mid Cap and Small Cap Securities Risk						✓
Small Cap Securities Risk	X	X	✓	✓	✓
Exchange Traded Funds and Exchange Traded Notes Risk	X	X	X	X	X	X
Event Risk
Foreign Investments Risk	✓	✓	✓	✓	✓	✓
Emerging Markets Risk	X	X	X	X	X	X
Growth Investing Style Risk				✓	✓
Healthcare-Related Securities Risk
Illiquid Investments Risk	X	X	X	X	X	X
Industry Concentration Risk
Investment Strategy Risk	✓	✓	✓	✓	✓	✓
Large Shareholder Transaction Risk	X	X	X	X	X	X
Market Risk	✓	✓	✓	✓	✓	✓
Other Investment Companies Risk	X	X	X	X	X	X
Private Placement Risk					X
Quantitative Investing Risk			✓	X	X
Restricted Securities Risk	X	X	X	X	X	X
Sector Risk	✓	✓	✓	✓	✓	✓
Use as Underlying Fund Risk	X	X	X	X	X	X
Value Investing Style Risk		✓				✓
Volatility Risk			✓	✓	✓
Active Trading Risk  −Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may also adversely affect Fund performance.
Asset Allocation Risk  −A Fund’s ability to achieve its investment goal depends upon the investment manager’s skill in determining the Fund’s broad asset allocation mix and selecting underlying investments. If a Fund’s strategy for allocating assets among different asset classes and investments does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Certain Funds employ a multiple portfolio manager structure and combine different strategies into a single fund. The investment styles employed by the portfolio managers of these Funds may not be complementary, which could adversely affect the performance of such Funds.
Counterparty Risk  −The risk that the counterparty to an over-the-counter derivatives contract or a borrower of a Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. The protections available to a Fund in exchange traded derivatives may not be available for over-the-counter transactions.
Currency Risk  −The risk that the value of a Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When a Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency. Currency markets generally are not as regulated as securities markets. The dollar value of foreign investments may be affected by exchange controls. A Fund may be positively or negatively affected by governmental strategies intended to make the U.S. dollar, or other currencies in which the Fund invests, stronger or weaker. Currency risk may be particularly high to the extent that a Fund invests in foreign securities or currencies that are economically tied to emerging market countries.
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Depositary Receipts Risk  −A Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. A Fund may invest in Depositary Receipts that are not sponsored by a financial institution ("Unsponsored Depositary Receipts"). Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding their issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Certain Funds may also invest in Global Depositary Notes (“GDNs”), a form of depositary receipt. GDNs emulate the terms (interest rate, maturity date, credit quality, etc.) of particular local bonds; however, they trade, settle, and pay interest and principal in U.S. Dollars. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary and holders of GDNs may have limited rights. Certain investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert bonds into GDNs and vice versa.
Derivatives Risk  −A Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges. Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Successful use of derivative instruments by a Fund depends on the sub-adviser’s judgment with respect to a number of factors and a Fund’s performance could be worse and/or more volatile than if it had not used these instruments. Derivatives may involve significant risks, including:
•
Counterparty/Credit Risk - The risk that the party on the other side of the transaction will be unable to honor its financial obligation to a Fund.

•
Currency Risk - The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•
Leverage Risk - The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•
Liquidity Risk - The risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose a Fund to losses and could make derivatives more difficult for a Fund to value accurately.

•
Index Risk - If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index. For this reason, a Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

•
Regulatory Risk - Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

•
Tax Risk - The tax treatment of a derivative may not be as favorable as a direct investment in the underlying asset. The use of derivatives may adversely affect the timing, character and amount of income a Fund realizes from its investments, and could impair the ability of the sub-adviser to use derivatives when it wishes to do so.

•
Short Position Risk - A Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause a Fund to suffer a (potentially unlimited) loss.

Certain Funds may invest a significant portion of their assets in derivative instruments. If a Fund does, the Fund’s exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.
In December 2015, the SEC proposed new regulations applicable to a mutual fund’s use of derivatives and related instruments. If adopted as proposed, these regulations could potentially limit or impact a Fund’s ability to invest in derivatives and other instruments and adversely affect the Funds’ performance and ability to pursue their investment objectives.
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Forward Currency Contracts Risk  −A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. A Fund may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s investments or as part of its investment strategy. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but allow a Fund to establish a fixed rate of exchange for a future point in time. Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, which could result in losses on those contracts and additional transaction costs. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. A Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as ordinary income and may significantly increase an investor’s tax liability.
Futures and Options Risks  −An option is an agreement that, for a premium payment or fee, gives the purchaser the right but not the obligation to buy or sell the underlying asset at a specified price during a period of time or on a specified date. A future is a contract that obligates the purchaser to take delivery, and the seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. Futures and options are subject to the risk that the sub-adviser may incorrectly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors that may affect the value of the underlying asset. Futures and options may be more volatile than direct investments in the securities underlying the futures and options and may not correlate perfectly to the underlying securities. Futures and options also involve additional expenses as compared to investing directly in the underlying securities, which could reduce any benefit or increase any loss to a Fund from using the strategy. Futures and options may also involve the use of leverage as a Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options transactions may be effected on securities exchanges or in the over-the-counter market. When futures or options are purchased over-the-counter, a Fund bears the risk that the counter-party that wrote the future or option will be unable or unwilling to perform its obligations under the contract. Such futures and options may also be illiquid, and in such cases, a Fund may have difficulty closing out its position or valuing the contract. Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. A Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.
Hedging Risk  −Hedging is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Fund is not required to use hedging and may choose not to do so.
Dividend Paying Security Investment Risk  −Income provided by a Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. In addition, securities that pay dividends as a group can fall out of favor with the market, causing a Fund during such periods to underperform funds that do not focus on dividend-paying companies. A Fund’s focus on dividend paying investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend paying securities.
Equity Risk  −Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company. Equity securities include but are not limited to common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The value of an equity security may be based on the real or perceived success or failure of the particular company’s business, any income paid to stockholders in the form of a dividend, the value of the company’s assets, general market conditions, or investor sentiment generally. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.
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Mid Cap Securities Risk  −Mid capitalization stocks involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. These companies often have narrower markets, more limited operating or business history, and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.
Mid Cap and Small Cap Securities Risk  −The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. It is often more difficult to obtain information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. As a result, the performance of such stocks can be more volatile, especially in the short term, and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.
Small Cap Securities Risk  −Small capitalization stocks may be more risky than stocks of larger capitalization companies. Historically, small capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to:
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less certain growth prospects;

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lower degree of liquidity in the markets for such stocks;

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thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time;

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limited product lines, markets or financial resources;

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dependence on a few key management personnel;

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increased sensitivity to changes in interest rates, borrowing costs and earnings;

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difficulty in obtaining information on smaller capitalization companies as compared with larger capitalization companies;

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greater sensitivity to changing economic conditions and increased risk of bankruptcy due to adverse developments or management changes affecting the company; and

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greater difficulty borrowing money to continue or expand operations.

When a Fund invests in smaller company stocks that might trade infrequently, investors might seek to trade Fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as “price arbitrage”). If such price arbitrage were successful, it might interfere with the efficient management of a Fund’s portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of Fund shares held by other shareholders.
Exchange Traded Funds and Exchange Traded Notes Risk  −An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF. ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; the risk that, to the extent the ETF does not fully replicate the underlying index, the ETF’s investment strategy may not produce the intended results; the risk of more frequent price fluctuations due to secondary market trading, which may result in a loss to a Fund; the risk that the ETF may trade at a price that is lower than its net asset value ("NAV"); and the risk that an active market for the ETF’s shares may not develop or be maintained. ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging markets risk, as well as risks associated with fixed income securities, real estate investments and commodities. An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. A Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests. In addition, a Fund pays brokerage commissions in connection with the purchase and sale of shares of ETFs.
Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities, including credit risk, and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal
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protection exists. The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. A Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.
Foreign Investments Risk  −Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers. Foreign investments may be affected by the following:
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changes in currency exchange rates

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changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

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increased volatility

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substantially less volume on foreign stock markets and other securities markets

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higher commissions and dealer mark-ups

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inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

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less uniform accounting, auditing and financial reporting standards

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less publicly available information about a foreign issuer or borrower

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less government regulation

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unfavorable foreign tax laws

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political, social, economic or diplomatic developments in a foreign country or region

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differences in individual foreign economies

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geopolitical events may disrupt securities markets and adversely affect global economies and markets

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Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Certain European countries in which a Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. These consequences include greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in such markets. Uncertainty relating to the withdrawal procedures and timeline may have adverse effects on asset valuations and the renegotiation of current trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.
Emerging Markets Risk  −The risks of foreign investments are usually greater for emerging markets. Investments in emerging markets may be considered speculative. Unless defined otherwise in a Fund's principal investment strategy, emerging markets are those markets (1) included in emerging market or equivalent classifications by the United Nations (and its agencies); (2) having per capita income in the low to middle ranges, as determined by the World Bank; or (3) a Fund’s benchmark index provider designates as emerging. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign
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investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Settlements of trades in emerging markets may be subject to significant delays. The inability to make intended purchases of securities due to settlement problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems. Sometimes, emerging markets may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid. These factors make investing in frontier market countries significantly riskier than investing in other countries.
Growth Investing Style Risk  −Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market. If the portfolio manager incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the portfolio manager. Growth companies are often newer or smaller companies, or established companies that may be entering a growth cycle in their business. Growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the growth investing style is out of favor, a Fund may underperform other equity funds that use different investing styles.
Healthcare-Related Securities Risk  −Many healthcare-related companies are smaller and less seasoned than companies in other sectors. Healthcare-related companies may also be strongly affected by scientific or technological developments and their products may quickly become obsolete. Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims, many healthcare-related companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. For example, the Patient Protection and Affordable Care Act was enacted in 2010 and the long-term impact of this legislation or of other healthcare-related proposals might be proposed or enacted in the future on healthcare-related companies cannot be accurately predicted.
Illiquid Investments Risk  −Illiquid investments are investments that a Fund cannot sell within seven days at approximately current value. In addition, securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. If a Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value. If one or more of a Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit. In October 2016, the SEC adopted new regulations that may limit a Fund’s ability to invest in illiquid and less liquid investments. These limitations may adversely affect a Fund’s performance and ability to pursue its investment objective when the regulations are expected to take effect on December 1, 2018.
Industry Concentration Risk  −Because a Fund focuses its investments in a specific industry or group of industries, the Fund is subject to the risk that (1) its performance will be closely tied to the performance of those particular industries; (2) its performance will be adversely impacted when such industries experience a downturn; and (3) it will perform poorly during a slump in demand for securities of companies in such industries. As a result, the Fund may be subject to increased price volatility and may be more susceptible to adverse developments than a fund that invests more widely.
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Investment Strategy Risk  −The risk that, if the portfolio managers' investment decisions and strategy does not perform as expected, a Fund could underperform its peers or lose money. A Fund’s performance depends on the portfolio managers’ judgment about a variety of factors, such as markets, interest rates and/or the attractiveness, relative value, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The portfolio managers’ investment models may not adequately take into account certain factors, may perform differently than anticipated and may result in a Fund having a lower return than if the portfolio managers used another model or investment strategy. There is no guarantee that the strategy used by a Fund will allow the Fund to achieve its investment objective.
Large Shareholder Transaction Risk  −A Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
Market Risk  −Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities or other investments may decline in value due to factors affecting securities markets generally or individual issuers. The value of a security or other investment may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security or other investment may also change in value due to factors that affect an individual issuer or a particular sector or industry. During a general downturn in the securities or other markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities or other investments held by a Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events or natural/environmental disasters, could also prevent a Fund from executing advantageous investment decisions in a timely manner. Although a Fund generally seeks to reduce the risks related to the equity and fixed income markets, there is no guarantee that the Fund’s strategy will be successful and the Fund is still exposed to overall market risk.
Other Investment Companies Risk  −Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. Such investments subject a Fund to the risks that apply to the other investment company, including market and selection risk, and may increase a Fund’s expenses to the extent the Fund pays fees, including investment advisory and administrative fees, charged by the other investment company. The success of a Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies, including ETFs, to meet their investment objective.
Private Placement Risk  −Investments in private placements are generally considered to be illiquid. Privately placed securities may be difficult to sell promptly or at reasonable prices and might thereby cause a Fund difficulty in satisfying redemption requests. In addition, less information may be available about companies that make private placements than about publicly offered companies and such companies may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Privately placed securities are typically fair valued and generally have no secondary trading market; therefore, such investments may be more difficult to value than publicly traded securities. Difficulty in valuing a private placement may make it difficult to accurately determine a Fund’s exposure to private placement investments, which could cause the Fund to invest to a greater extent than permitted in illiquid investments and subject the Fund to increased risks. Private placement investments may subject the Fund to contingent liabilities in the event a private issuer is acquired by another company during the period it is held by the Fund. Private placement investments may involve a high degree of business and financial risk and may result in substantial losses. These factors may have a negative effect on a Fund’s performance.
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Quantitative Investing Risk  −The value of securities or other investments selected using quantitative analysis may perform differently from the market as a whole or from their expected performance for many reasons, including, but not limited to, factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns. The models used may be predictive in nature and such models may result in an incorrect assessment of future events. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). The use of quantitative analysis to support investment decisions may cause a Fund to underperform other funds that have similar investment strategies or that select securities or other investments using other types of analysis. In addition, considerations that affect a security’s or other investment's value can change over time and these changes may not be reflected in the quantitative model. There can be no assurance that quantitative investing will help a Fund to achieve its investment objective.
Restricted Securities Risk  −Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material non-public information about the issuer, a Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses. For more information regarding Rule 144A securities, see "Rule 144A Securities Risk" below.
Rule 144A Securities Risk  −A Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when a Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although Rule 144A securities are generally considered to be liquid, a Fund’s holdings in Rule 144A securities may adversely affect the Fund’s overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect a Fund’s ability to dispose of a security.
Sector Risk  −To the extent a Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market.
Use as Underlying Fund Risk  −A Fund may be an investment (an “Underlying Fund”) of one or more fund of funds. The term “fund of funds” refers to a mutual fund that pursues its investment objective by investing primarily in other mutual funds.
Risks Related to the Fund of Funds Structure for Underlying Funds:
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A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions you receive from a Fund for investments you make directly in the Fund.

•
A Fund, as an Underlying Fund, may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the Fund to sell securities to meet such redemptions, or to invest in cash, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect Fund performance.

Value Investing Style Risk  −Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Value investing seeks to identify companies that are priced below their intrinsic or prospective worth. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. A value stock may decrease in price or may not increase in price as anticipated by the sub-adviser if it continues to be undervalued by the market or the factors that the sub-adviser believes will cause the stock price to increase do not occur. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, a Fund may underperform other equity funds that use different investing styles.
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Volatility Risk −Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.
Disclosure of Portfolio Holdings
Each Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month. Each Fund also will publicly disclose on its web site the largest ten holdings in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.
The Investment Manager and Sub-Adviser
The Investment Manager
Hartford Funds Management Company, LLC is the investment manager to each Fund. The Investment Manager is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company. Excluding affiliated funds of funds, as of December 31, 2016, the Investment Manager had approximately $97.4 billion (or approximately $81.5 billion additionally excluding certain annuity products) in discretionary and non-discretionary assets under management. The Investment Manager is responsible for the management of the Funds and supervises the activities of the investment sub-adviser described below. The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087. On or about April 24, 2017, the Investment Manager's principal address will be 690 Lee Road, Wayne, PA 19087.
The Investment Manager relies on an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) for each Fund under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the respective Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the respective Board of Directors and without obtaining approval from the respective Fund’s shareholders (the “Order”). Within 90 days after hiring any new sub-adviser, the respective Fund’s shareholders will receive information about any new sub-advisory relationship.
In addition, the Investment Manager and the Funds have applied for a new exemptive order from the SEC (the “New Order”), which would expand the relief provided under the Order and would permit the Investment Manager, on behalf of a Fund and subject to the approval of the Board of Directors, to hire or terminate, and to modify any existing or future sub-advisory agreement with sub-advisers that are not affiliated with the Investment Manager (the “Current Relief”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Investment Manager or of another company that, indirectly or directly wholly owns the Investment Manager (the “Expanded Relief”). As with the Order, the New Order would require the respective Fund’s shareholders to receive information about any new sub-advisory relationship within 90 days after hiring any new sub-adviser. There can be no guarantee that the SEC will grant the New Order. Shareholders of each of MidCap Value Fund and Small Cap Core Fund have prospectively approved the operation of the Fund under any “manager of managers” structure, including under (i) the New Order and/or (ii) any future law, regulation, or exemptive relief provided by the SEC. These Funds will continue to rely on the Current Relief until the SEC grants the New Order. Each of Capital Appreciation Fund, Core Equity Fund, Dividend and Growth Fund, Equity Income Fund, Growth Opportunities Fund, Healthcare Fund, MidCap Fund, Small Cap Growth Fund, Small Company Fund and Value Opportunities Fund will continue to rely on the Current Relief until the Fund’s shareholders approve the operation of the Fund under the New Order and the SEC grants the New Order.
The Investment Sub-Adviser
Wellington Management serves as each Fund’s sub-adviser and performs the daily investment of the assets for each Fund. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2016, Wellington Management had investment management authority with respect to approximately $979 billion in assets.
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Portfolio Managers
The portfolio managers for each Fund are set forth below. The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds they manage.
Capital Appreciation Fund
The Fund employs a multiple portfolio manager structure. Kent M. Stahl and Gregg R. Thomas select and oversee the Fund’s portfolio management team and determine how Fund assets are allocated among the team’s members. Allocations to a portfolio management team may change at any time based on market conditions and/or Fund performance. Each portfolio management team has full discretion to manage its sleeve. The portfolio managers with the most significant responsibilities are set forth below.
Kent M. Stahl, CFA, Senior Managing Director and Director, Investment Strategy and Risk of Wellington Management, has served as portfolio manager for the Fund since 2013. Mr. Stahl joined Wellington Management as an investment professional in 1998. Mr. Stahl is responsible for selecting and overseeing the Fund's portfolio management and determining how Fund assets are allocated among the team's members.
Gregg R. Thomas, CFA, Senior Managing Director and Associate Director, Investment Strategy and Risk of Wellington Management, has served as portfolio manager for the Fund since 2013 and is involved in overseeing the allocation of assets among the Fund’s portfolio management teams. Mr. Thomas joined Wellington Management in 2001 and has been an investment professional since 2004.
Saul J. Pannell, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since its inception in 1996. Mr. Pannell joined Wellington Management as an investment professional in 1974. Mr. Pannell has announced his plan to retire and withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management, as of December 31, 2017. Accordingly, he will no longer serve as a portfolio manager to the Fund as of December 31, 2017.
Core Equity Fund
Mammen Chally, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2010 and has been involved in portfolio management and securities analysis for the Fund since its inception in 1998. Mr. Chally joined Wellington Management as an investment professional in 1994.
David A. Siegle, CFA, Managing Director and Equity Research Analyst of Wellington Management, has been involved in portfolio management for the Fund since 2017 and has been involved in securities analysis for the Fund since 2008. Mr. Siegle joined Wellington Management as an investment professional in 2001.
Douglas W. McLane, CFA, Managing Director and Equity Research Analyst of Wellington Management, has been involved in portfolio management for the Fund since 2017 and has been involved in securities analysis for the Fund since 2011. Mr. McLane joined Wellington Management as an investment professional in 2011.
Dividend and Growth Fund
Edward P. Bousa, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2001 and has been involved in securities analysis for the Fund since 2000. Mr. Bousa joined Wellington Management as an investment professional in 2000.
Matthew G. Baker, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2010 and has been involved in securities analysis for the Fund since 2004. Mr. Baker joined Wellington Management as an investment professional in 2004.
Mark E. Vincent, Managing Director and Equity Research Analyst of Wellington Management, has been involved in portfolio management for the Fund since 2017 and has been involved in securities analysis for the Fund since 2009. Mr. Vincent joined Wellington Management as an investment professional in 2008.
Equity Income Fund
W. Michael Reckmeyer, III, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2007 and has been involved in securities analysis for the Fund since 2003. Mr. Reckmeyer joined Wellington Management as an investment professional in 1994.
Karen H. Grimes, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2007 and has been involved in securities analysis for the Fund since 2003. Ms. Grimes joined Wellington Management as an investment professional in 1995.
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Ian R. Link, CFA, Senior Managing Director and Equity Portfolio Manager affiliated with Wellington Management, has been involved in portfolio management for the Fund since 2007 and has been involved in securities analysis for the Fund since 2006. Mr. Link joined Wellington Management as an investment professional in 2006.
Growth Opportunities Fund
Michael T. Carmen, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2001. Mr. Carmen joined Wellington Management as an investment professional in 1999.
Mario E. Abularach, CFA, Senior Managing Director and Equity Research Analyst of Wellington Management, has been involved in portfolio management for the Fund since 2006 and has been involved in securities analysis for the Fund since 2001. Mr. Abularach joined Wellington Management as an investment professional in 2001.
Stephen Mortimer, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2010 and has been involved in securities analysis for the Fund since 2003. Mr. Mortimer joined Wellington Management as an investment professional in 2001.
Healthcare Fund
The Fund has been managed by a team of global industry analysts that specialize in the health care sector since its inception in 2000. Each member of the team manages a portion of the Fund based upon their specific areas of expertise within the health care sector.
Jean M. Hynes, CFA, Senior Managing Director and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since its inception in 2000 focused primarily on the pharmaceutical and biotechnology sectors. Ms. Hynes joined Wellington Management in 1991 and has been an investment professional since 1993.
Ann C. Gallo, Senior Managing Director and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since its inception in 2000 focused primarily on the healthcare services sector. Ms. Gallo joined Wellington Management as an investment professional in 1998.
Kirk J. Mayer, CFA, Senior Managing Director and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since its inception in 2000 focused primarily on the medical technology sectors. Mr. Mayer joined Wellington Management as an investment professional in 1998. Mr. Mayer has announced his plan to withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management, as of June 30, 2017. Accordingly, Mr. Mayer will no longer serve as a portfolio manager to the Fund as of June 30, 2017.
Robert L. Deresiewicz, Senior Managing Director and Global Industry Analyst of Wellington Management, has been involved in portfolio management for the Fund since 2004 and has been involved in securities analysis for the Fund since 2000 focused primarily on the biotechnology sector. Dr. Deresiewicz joined Wellington Management as an investment professional in 2000.
MidCap Fund
Philip W. Ruedi, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2010. Mr. Ruedi has been involved in securities analysis for the Fund since 2004. Mr. Ruedi joined Wellington Management as an investment professional in 2004.
Mark A. Whitaker, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2010 and has been involved in securities analysis for the Fund since 2004. Mr. Whitaker joined Wellington Management as an investment professional in 2004.
MidCap Value Fund
James N. Mordy, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since its inception in 2001. Mr. Mordy joined Wellington Management as an investment professional in 1985.
Gregory J. Garabedian, Managing Director and Equity Research Analyst of Wellington Management, has been involved in portfolio management for the Fund since 2017 and has been involved in securities analysis for the Fund since 2006. Mr. Garabedian joined Wellington Management as an investment professional in 2006.
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Small Cap Core Fund
David J. Elliott, CFA, Senior Managing Director, Co-Director of Quantitative Investments, and Director of Quantitative Portfolio Management of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.
Small Cap Growth Fund
The Fund employs a multi-portfolio manager structure. Mammen Chally, CFA and David J. Elliott, CFA select and oversee the portfolio management teams for each component sleeve. Allocations to a portfolio management team may change at any time based on market conditions and/or Fund performance. Each portfolio management team has full discretion to manage its sleeve. The portfolio managers with the most significant responsibilities are set forth below.
Mammen Chally, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2009. Mr. Chally joined Wellington Management as an investment professional in 1994.
David J. Elliott, CFA, Senior Managing Director, Co-Director of Quantitative Investments, and Director of Quantitative Portfolio Management of Wellington Management, has served as portfolio manager for the Fund since July 2010 and previously served as portfolio manager for the Fund from 2001 to May 2010. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.
David A. Siegle, CFA, Managing Director and Equity Research Analyst of Wellington Management, has been involved in portfolio management for the Fund since 2017 and has been involved in securities analysis for the Fund since 2009. Mr. Siegle joined Wellington Management as an investment professional in 2001.
Douglas W. McLane, CFA, Managing Director and Equity Research Analyst of Wellington Management, has been involved in portfolio management for the Fund since 2017 and has been involved in securities analysis for the Fund since 2011. Mr. Siegle joined Wellington Management as an investment professional in 2011.
Small Company Fund
The Fund employs a multi-portfolio manager structure. Steven C. Angeli, CFA and Mammen Chally, CFA serve as the Fund’s portfolio managers and select and oversee the portfolio management teams for each component sleeve. Allocations to a portfolio management team may change at any time based on market conditions and/or Fund performance. Each portfolio management team has full discretion to manage its sleeve. The portfolio managers with the most significant responsibilities are set forth below.
Steven C. Angeli, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2000 and has been involved in securities analysis for the Fund since 1999. Mr. Angeli joined Wellington Management as an investment professional in 1994.
Mammen Chally, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2010. Mr. Chally joined Wellington Management as an investment professional in 1994.
Value Opportunities Fund
David W. Palmer, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2008. Mr. Palmer has also been involved in portfolio management of the Fund since 2005. Mr. Palmer has also been involved in securities analysis for the Fund since 2003. Mr. Palmer joined Wellington Management as an investment professional in 1998.
James N. Mordy, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since its inception in 2001. Mr. Mordy joined Wellington Management as an investment professional in 1985.
MANAGEMENT FEE. Each Fund pays a monthly management fee to the Investment Manager as set forth in its investment advisory agreement at an annual rate based on the Fund’s average daily net asset value. The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee. For the fiscal year ended October 31, 2016, each Fund paid the Investment Manager the following effective management fee as a percentage of average daily net assets:
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Fund	Effective Management Fee
Capital Appreciation Fund	0.66%
Core Equity Fund	0.37%
Dividend and Growth Fund	0.61%
Equity Income Fund	0.62%
Growth Opportunities Fund	0.71%
Healthcare Fund	0.85%
MidCap Fund	0.72%
MidCap Value Fund	0.75%
Small Cap Core Fund	0.75%
Small Cap Growth Fund	0.72%
Small Company Fund	0.81%
Value Opportunities Fund	0.70%
A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Funds with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the Funds’ sub-adviser, is available in the Funds’ annual report to shareholders for the fiscal year ended October 31, 2016.
Acquired Fund Fees and Expenses. A Fund will indirectly bear a pro rata share of fees and expenses incurred by any investment companies, including business development companies, in which the Fund is invested. A Fund’s pro rata portion of the cumulative expenses charged by the investment companies is calculated as a percentage of the Fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of a Fund’s assets among the investment companies and the actual expenses of the investment companies. Business development company expenses are similar to the expenses paid by any operating company held by a Fund. They are not direct costs paid by Fund shareholders and are not used to calculate a Fund’s net asset value. They have no impact on the costs associated with Fund operations.
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Classes of Shares
Each Fund offers the following classes of shares:
Fund	A	T(1)	B(2)	C	I	R3	R4	R5	R6	Y	F
Capital Appreciation Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Core Equity Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Dividend and Growth Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Equity Income Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Growth Opportunities Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Healthcare Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓
MidCap Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
MidCap Value Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓
Small Cap Core Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓
Small Cap Growth Fund (3)	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Small Company Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Value Opportunities Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓
(1)
Class T shares are currently not available for purchase, unless indicated otherwise in the Summary Section for a particular Fund.

(2)
Class B shares were closed to new investments as of September 30, 2009 and are no longer available for purchase except through reinvestment of dividends or by exchange for Class B shares of another Hartford Fund.

(3)
The Fund is closed to new investors until further notice. No purchases of the Fund’s shares are allowed, other than as described in the section entitled “The Hartford Small Cap Growth Fund Summary Section-Purchase and Sale of Fund Shares.” Investors should contact their financial professional to determine whether they are eligible to purchase shares of the Fund. If you believe you are eligible to purchase shares of the Fund, you may be required to provide appropriate proof of eligibility. The Fund reserves the right to: (i) reject any purchase order if it believes that acceptance of such order would interfere with its ability to be effectively managed; (ii) reopen to new investors at a future date; and (iii) make additional exceptions, limit the above exceptions, or otherwise modify the foregoing closure policy for any reason. You may obtain additional information by calling Hartford Funds at: 1-888-843-7824.

Investor Requirements.
This section describes investor requirements for each class of shares offered by the Funds. Each Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.
Class A Shares. Class A shares are generally available for purchase by all investors other than retirement plans, except as described below.
Purchases of Class A shares by certain retirement plans are permitted under the following circumstances:
•
If the plan is one of the following types of retirement plans and the plan was invested in or was offered as an investment option Class A shares at net asset value on or before June 30, 2007: (a) an employer-sponsored retirement plan with at least 100 participants or $500,000 in plan assets; (b) a retirement plan that buys Fund

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shares through a group variable funding agreement issued by Hartford Life Insurance Company; or (c) a retirement plan for which Hartford Life Insurance Company or an affiliate acts as plan administrator. These types of retirement plans may purchase Class A shares at net asset value without a sales charge; and
•
If the plan is an employer-sponsored retirement plan held directly at a broker-dealer (that is, outside of a retirement plan recordkeeping platform or third party administrator). Such retirement plans may purchase Class A shares, subject to all applicable sales charges as described in this prospectus.

Class T Shares. Class T shares are available through certain financial intermediaries with which Hartford Funds Distributors, LLC (the “Distributor”) has an agreement to sell Class T shares of a Fund. Not all financial intermediaries make Class T shares available to their clients.
Class B Shares. Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Funds (including investments through any systematic investment plan). Shareholders of Class B shares as of the Close Date may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus. Reinstatement privileges with respect to Class B shares are as described under “Reinstatement Privilege.” If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged. Note that after 8 years, Class B shares convert to Class A shares. It is expected that all outstanding Class B shares will have converted to Class A shares on or before September 30, 2017.
Class B shareholders who wish to make additional investments in a Fund are permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their account at www.hartfordfunds.com or by calling 1-888-843-7824. For broker-controlled accounts, new investments in Class B shares will not be accepted, and you should contact your financial advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.
Please contact your financial advisor or 1-888-843-7824 with any questions.
Class C Shares. Class C shares are generally available for purchase by all investors other than retirement plans.
Class I Shares. Class I shares are offered:
•
through financial intermediaries who charge such clients a fee for advisory, investment, consulting or similar services,

•
through financial intermediaries that have entered into an agreement with the Funds' distributor to offer Class I shares through a no-load network or platform,

•
to institutional investors, which include but are not limited to: family offices and their clients; non-profit organizations, charitable trusts, foundations and endowments; and accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies, and

•
to current or retired officers, directors and employees (and their family members, as defined below under "Accumulation Privilege") of the Funds, The Hartford, the sub-advisers to the Funds, Hartford Administrative Services Company, and their affiliates.

Class I shares are not available to qualified employee benefit plans and other retirement savings plans. Class I shares have a minimum investment requirement of  $2,000 for all accounts except: $250, if establishing an AIP, with recurring monthly investments of at least $50.
Class R3, Class R4, Class R5 and Class R6 Shares. Class R3, R4, R5 and R6 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class R3, R4, R5 and R6 shares generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, each Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4, R5 and R6 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans. None of the Funds, the Distributor, or any affiliates of the Distributor pay any commission payments, account servicing fees, record keeping fees, 12b-1 fees, sub-transfer agent fees, administration fees or similar fees with respect to Class R6 shares to any intermediary.
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Class Y Shares. Class Y shares are offered:
•
through financial intermediaries who charge such clients a fee for advisory, investment, consulting or similar services,

•
through financial intermediaries that have entered into an agreement with the Funds' distributor to offer Class Y shares through a no-load network or platform, and

•
to institutional investors, which include but are not limited to: certain qualified employee benefit plans and other retirement savings plans; family offices and their clients; non-profit organizations, charitable trusts, foundations and endowments; and accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies.

Class Y shares have an investment minimum of  $250,000, which is waived when the shares are purchased through omnibus accounts (or similar types of accounts). The investment minimum for Class Y shares does not apply to qualified employee benefit plans and other retirement savings plans.
Class F Shares. Class F shares are generally only available through financial intermediaries that have entered into an appropriate agreement to sell Class F shares of a Fund. However, purchases by affiliated investment companies, purchases by 529 plans or purchases of  $1,000,000 or more of Class F shares may be made directly through the Funds’ transfer agent. Class F shares are not available to retirement plans. Class F shares do not have a minimum initial investment requirement when the shares are purchased through omnibus accounts (or similar types of accounts). All other eligible investors must meet the minimum initial investment requirement of at least $1,000,000 in Class F shares of a Fund, except for affiliated investment companies and 529 plans. None of the Funds, the Distributor, or any affiliates of the Distributor pay any commission payments, account servicing fees, record keeping fees, 12b-1 fees, sub-transfer agent fees, administration fees or similar fees with respect to Class F shares to any intermediary. Each Fund reserves the right in its sole discretion to waive the minimum initial investment requirement.
Choosing a Share Class
Each share class has its own cost structure, allowing you to choose the one that best meets your needs. When you choose your class of shares, you should consider a number of factors, including the size of your investment and how long you plan to hold your shares, the expenses borne by each class, any front-end sales charge or contingent deferred sales charge (CDSC) applicable to a class and whether you qualify for any reduction or waiver of sales charges, and the availability of the share class for purchase by you. Certain classes have higher expenses than other classes, which may lower the return on your investment when compared to a less expensive class. The Funds, the Funds’ transfer agent, and the Distributor do not provide investment advice. Please contact your financial intermediary to determine which share class may be appropriate for you.
In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial intermediary or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.
Class R3, Class R4, and Class R5 pay an administrative services fee for third party recordkeeping services. Each class, except Class I, Class R5, Class R6, Class Y and Class F, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
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	Front End Sales Charge	Deferred Sales Charge (Load)	Distribution and Service (12b-1) Fees(1)	Administrative Services Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class T	Described under the subheading “How Sales Charges are Calculated”	None	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None
Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class R6	None	None	None	None
Class Y	None	None	None	None
Class F	None	None	None	None
(1)
As a percentage of the Fund’s average net assets.

(2)
Automatic conversion to Class A shares after eight years, thus reducing future annual expenses. It is expected that all outstanding Class B shares will have converted to Class A shares on or before September 30, 2017.

(3)
No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

Commissions. You may be required to pay a commission to your financial intermediary when buying or selling Class R6 or Class F shares. The Funds make available other share classes that have different fees and expenses, which are disclosed and described in this prospectus. Please contact your financial intermediary for more information on commissions.
How Sales Charges Are Calculated
Class A Shares. Class A shares pay sales charges and commissions to dealers for each Fund as follows. The offering price includes the front-end sales charge.
Your Investment	As a % of Offering Price	As a % of Net Investment	Dealer Commission – As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 – $99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%
(1)
Investments of  $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a CDSC of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. This CDSC will not apply where the selling broker dealer was not paid a commission.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of a Fund. Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria. Because of this rounding, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount stated in the Fund’s fee table (as illustrated in the table above).
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For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of  $15.72 (includes front-end sales charge), a total net asset value of  $14.86, and a front-end sales charge of 5.5%. The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares. Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.
The Distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The Distributor may pay dealers of record commissions on purchases of over $1 million in an amount of up to 1.00% on the first $10 million, 0.50% of the next $30 million, and 0.25% of share purchases over $40 million. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under some of the categories listed under “Front-End Sales Charge Waivers for Class A Shares.”
Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.
Class T Shares. Class T shares pay sales charges and commissions to dealers for each Fund as follows. The offering price includes the front-end sales charge.
Your Investment	As a % of Offering Price	As a % of Net Investment	Dealer Commission – As Percentage of Offering Price
Less than $250,000	2.50%	2.56%	2.50%
$250,000 – $499,999	2.00%	2.04%	2.00%
$500,000 – $999,999	1.50%	1.52%	1.50%
$1 million or more	1.00%	1.01%	1.00%
In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of a Fund. Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria. Because of this rounding, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount stated in the Fund’s fee table (as illustrated in the table above).
Class B Shares. Because Class B shares were closed to new investments effective September 30, 2009, any outstanding Class B shares are no longer subject to a deferred sales charge.
Class C Shares. Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.
Years After Purchase	CDSC
1st year	1.00%
After 1 year	None
For purposes of the Class C CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies and the amount of such CDSC, the Funds redeem shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions and (2) Class C shares held over 1 year. Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of the Class C CDSC as if it had been incurred prior to the expiration of the applicable period.
When you request a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC. If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.
Proceeds from the CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to providing distribution-related services to a Fund in connection with the sale of the Class A and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of each Fund to sell the Class C shares without a front-end sales charge being deducted, and to sell Class A shares with the maximum applicable sales charge at the time of the purchase.
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Although the Funds do not charge a transaction fee, you may be charged a fee by financial intermediaries for the purchase or sale of a Fund’s shares through that financial intermediary. This transaction fee is separate from any sales charge that a Fund may apply.
Sales Charge Reductions and Waivers for Class A and Class C Shares.
Reducing Your Class A Sales Charges −There are several ways you can combine multiple purchases of shares of the Hartford Funds to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your financial intermediary must notify the Funds’ transfer agent that you are eligible for these breakpoints every time you have a qualifying transaction. If you do not let your financial intermediary or the Funds’ transfer agent know that you are eligible for a breakpoint reduction, you may not receive the sales charge breakpoints to which you are otherwise entitled. The availability of these sales load waivers and/or discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Please contact your financial intermediary for more information on the intermediary’s policies and procedures applicable to such waivers and/or discounts. In addition, any intermediary specific sales load waivers and/or discounts are reproduced in Appendix A based on information provided by the financial intermediaries.
•
Accumulation Privilege – permits any qualifying investor to purchase Class A shares of any Hartford Fund (other than series of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (“Hartford HLS Funds”)) and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of: (a) the dollar amount then being purchased plus (b) an amount equal to the then-current, as of the business day immediately prior to such purchases, net asset value of the purchaser’s holdings of all shares (other than Class T, Class R3, Class R4, Class R5, Class R6 and Hartford HLS Funds) and 529 college savings plan accounts administered by The Hartford. For purposes of this Privilege, a qualifying investor may include all shares owned by family members which - for accounts opened on or after August 16, 2004, - means the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, please see the SAI for more information. Employer-sponsored retirement plans or certain tax qualified retirements accounts may also receive these breakpoints as long as the Funds’ transfer agent or the financial intermediary is notified at the time of purchase. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

•
Letter Of Intent – lets you purchase Class A shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares. Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, the Funds’ transfer agent will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate you to buy or a Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases. Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the Class A shareholder does not purchase the amount specified in the LOI within thirty days after a written request by the Funds’ transfer agent, the Funds’ transfer agent will redeem an appropriate number of escrowed shares for an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. This redemption may be treated and reported as a taxable transaction to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your financial intermediary or from the Funds’ transfer agent at 1-888-843-7824.

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Front-End Sales Charge Waivers for Class A Shares −In order to receive the sales charge reductions or waivers discussed below, you must notify the Funds’ transfer agent of the reduction or waiver request when you place your purchase order. The Funds’ transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the Funds’ transfer agent. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:
•
selling broker dealers and their employees and sales representatives (and their family members, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

•
financial representatives using Fund shares in fee-based investment products under a signed agreement with the Funds,

•
current or retired officers, directors and employees (and their family members, as defined above under the “Accumulation Privilege” section) of the Funds, The Hartford, the sub-advisers to Hartford Funds, Hartford Administrative Services Company, and their affiliates. Such individuals may also purchase Class I shares at net asset value,

•
welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

•
if the plan is one of the following types of retirement plans and the plan was invested in or was offered as an investment option Class A shares at net asset value on or before June 30, 2007: (a) an employer-sponsored retirement plan with at least 100 participants or $500,000 in plan assets; (b) a retirement plan that buys Fund shares through a group variable funding agreement issued by Hartford Life Insurance Company; or (c) a retirement plan for which Hartford Life Insurance Company or an affiliate acts as plan administrator,

•
college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code,

•
investors purchasing through a financial intermediary that has entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers, and

•
purchases by investors maintaining a brokerage account with a registered broker-dealer that has entered into an agreement with the distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

CDSC Waivers −As long as the Funds’ transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:
•
to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated.

•
for death or disability.

•
under reorganization, liquidation, merger or acquisition transactions involving other investment companies.

•
under the following circumstances, for employer-sponsored retirement plans or tax qualified retirement accounts:

(1)
to return excess contributions,

(2)
hardship withdrawals as defined in employer-sponsored retirement plans,

(3)
under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)
to meet minimum distribution requirements under the Internal Revenue Code,

(5)
to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code, and

(6)
after separation from service.

•
for Class C shares only, for withdrawals made pursuant to loans taken from qualified retirement plans. Loans are defined by the retirement plan’s administrator at the time of the withdrawal.

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Reinstatement Privilege
If you sell shares of a Fund, you may reinvest some or all of the proceeds in shares of that Fund or any other Hartford Fund within 90 days without a sales charge, as long as the Funds’ transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of a Fund. In this case, once the 60 day rollover period has ended, such qualified plans may reinvest only those amounts that do not exceed the maximum qualified plan contribution amount for their account in that given tax year. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege. If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares. All accounts involved must have the same registration.
There is no reinstatement privilege available for Class T shares.
Information about sales charges and sales charge reductions or waivers is available, free of charge, on the Funds’ website www.hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.
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How To Buy And Sell Shares
Important Information About Procedures for Opening a New Account
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. In some cases, Federal law also requires us to verify and record information that identifies the natural persons who control and beneficially own a legal entity that opens an account. What this means to you: when you open an account, we will ask for names, addresses, dates of birth and other information that will allow us to identify you and certain other natural persons associated with the account. For some legal entity accounts, you will be asked to provide identifying information for one natural person that controls the entity, and for each natural person that beneficially owns 25% or more of the legal entity.
We are also required to obtain information that identifies each authorized signer for an account by requesting name, residential address, date of birth and social security number for each of your authorized signers. We appreciate your cooperation.
If a Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.
Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with a Fund. In general, shareholders and authorized traders may only place trades with a Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy. The location of the authorized caller may be obtained on a recorded phone call or in writing.
Each Fund offers the classes of shares described in “Classes of Shares” above and not all share classes discussed below may be available for each Fund.
Initial Purchases
Before you invest, please read this prospectus carefully.
Determine how much you want to invest. The minimum investment amounts are as follows:
•
Class A, Class C and Class I shares – $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

•
Class T shares – $2,000 for initial investments, at least $50 for subsequent investments

•
Class R3, Class R4, Class R5 and Class R6 shares – no investment minimum and no subsequent investment minimum.

•
Class Y shares – $250,000 minimum initial investment. This requirement may be waived for certain investors. No subsequent investment minimum.

•
Class F shares - Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of Shares – Investor Requirements” section. No subsequent investment minimum.

To make an initial investment in a class of shares of a Fund, please contact your financial intermediary. Certain classes may not be available through all financial intermediaries. Financial intermediaries may impose transaction charges in addition to those described in this prospectus. Please note that if you are purchasing shares through a retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. You should check with your financial intermediary for further details.
Certain classes of shares of a Fund may also be purchased through the Funds’ transfer agent by filling out an account application and mailing it to the address below. Class T shares are not available directly through the Funds' transfer agent. In addition, it is anticipated that on or about October 1, 2017, new applications will no longer be accepted for accounts held directly with the Funds' transfer agent, except the following applications will continue to be accepted by the transfer agent: applications for Class F and Class Y shares; applications for Class I shares from current or retired officers, directors and employees (and their family members, as defined under “Accumulation Privilege”) of the Funds, The Hartford, the sub-advisers to the Funds, Hartford Administrative Services Company, and their affiliates; and certain other applications in the discretion of Hartford Administrative Services Company. Shareholders who already have an account directly with the Funds' transfer agent can continue to purchase shares of the Funds with respect to such account.
Effective June 1, 2017, accounts held directly with the transfer agent (i.e. not plan level or an omnibus position) will be charged a $30 annual direct account fee. All accounts are subject to this fee other than accounts of any sub-adviser
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to the Hartford Funds, accounts of employees of the sub-advisers to the Hartford Funds, 529 college savings plan accounts administered by The Hartford or one of its subsidiaries, and affiliated investment companies. This fee is not charged to shareholders who hold Fund shares through an omnibus account with a financial intermediary. If you have questions about the direct account fee, please call the transfer agent at 1-888-843-7824. If you are invested in the Funds directly through a retirement account or Coverdell Education Savings Account with UMB Bank, n.a., you will also be subject to an annual maintenance fee of up to $25.
If purchasing shares through the Funds’ transfer agent, please send your account application to the following address:
Hartford Funds P.O. Box 55022 Boston, MA 02205-5022	(For overnight mail) Hartford Funds 30 Dan Road, Suite 55022 Canton, MA 02021-2809
Class C Shares Purchase Limits
Purchases of Class C shares are subject to a total account value limitation at the time of purchase of  $999,999. If your existing accounts for all share classes (except Class R3, Class R4, Class R5 and Class R6 shares) held with the Distributor have a total value equal to $999,999, you will not be able to purchase Class C shares. For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4, Class R5 and Class R6 shares) held with the Distributor that are linked under a Letter of Intent or Accumulation Privilege will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits. You should consult your financial adviser when choosing a share class.
Additional Purchases of Shares
You may purchase additional shares of a Fund through your financial intermediary. Your financial intermediary may charge you for this service. With respect to accounts held directly with the transfer agent (i.e. not plan level or an omnibus position), you may also purchase additional shares through the Funds’ transfer agent as follows:
•
On the Web  – Visit www.hartfordfunds.com, select “Account Access” from the role drop-down menu at the top of the home page and follow the instructions.

•
By Phone – To place your order, call the transfer agent at 1-888-843-7824 on any regular business day. Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment. Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price. For your protection, telephone requests may be recorded in order to verify their accuracy.

•
In Writing With a Check – Make out a check for the investment amount, payable to “Hartford Funds.” Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered. Deliver the check and your completed application, investment slip, or letter of instruction to your financial intermediary or plan administrator, or mail to:

Hartford Funds P.O. Box 55022 Boston, MA 02205-5022	(For overnight mail) Hartford Funds 30 Dan Road, Suite 55022 Canton, MA 02021-2809
•
By Electronic Funds Transfer or Wire  – For complete instructions on how to purchase shares of Hartford Funds by electronic funds transfer or wire, contact Hartford Funds at 1-888-843-7824.

Please note that these features may not be available for all classes of shares and in such instances, you will need to make additional purchases through your financial intermediary.
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Selling Shares
You may redeem your shares by having your financial intermediary process your redemption. Your financial intermediary will be responsible for furnishing all necessary documents to a Fund and may charge you for this service. With respect to accounts held directly with the transfer agent (i.e. not plan level or an omnibus position), you may also sell your shares through the Funds’ transfer agent as noted below.
•
On the Web  – Visit www.hartfordfunds.com, select “Account Access” from the role drop-down menu at the top of the home page and follow the instructions. To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases. Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

•
By Phone – Only non-retirement accounts or IRA plans may redeem by telephone, and redemptions are restricted to up to $50,000 per shareholder per market day. To place your order, call the transfer agent at 1-888-843-7824 on any regular business day. Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price. For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824. For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 15 days. For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

•
By Electronic Funds Transfer or Wire – For complete instructions on how to redeem shares of Hartford Funds by electronic funds transfer or wire, contact Hartford Funds at 1-888-843-7824. Wire transfers are available upon request for amounts of  $500 or more and will be wired on the next business day. Your bank may charge a fee for these services. For your protection, electronic funds transfer and wire redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 15 days.

•
By Letter or Form – In certain circumstances, you will need to make your request to sell shares in writing. Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction. To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell. Include all authorized signatures and obtain a Medallion signature guarantee if: you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or changed within the past 15 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s). For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee. Deliver these instructions to your financial intermediary or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.
Please note that these features may not be available for all classes of shares and in such instances, you will need to sell shares through your financial intermediary.
For the following types of accounts, you must provide the following additional documentation if you are selling your shares by letter:
•
IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) – Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

•
Automatic 401k Rollover IRAs – Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

•
403(b) – 403(b) Distribution Request Form.

•
Owners Or Trustees Of Trust Accounts – Call 1-888-843-7824 for instructions.

•
Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death – Call 1-888-843-7824 for instructions.

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Addresses
Send Inquiries And Payments To:	Or By Overnight Mail To:	Phone Number:
Hartford Funds P.O. Box 55022 Boston, MA 02205-5022 FAX: 1-888-802-0039	Hartford Funds 30 Dan Road, Suite 55022 Canton, MA 02021-2809	1-888-843-7824 or contact your financial intermediary or plan administrator for instructions and assistance.
Exchanging Shares
You may exchange one class of shares of a Fund for shares of the same class of any other Hartford Fund if such share class is available except that there are no exchange privileges for Class T shares. Under certain limited circumstances, you may also be able to exchange Class R6 shares for SDR shares of other Hartford Funds.
Before exchanging shares, you should carefully read the prospectus relating to the exchanged-for shares. Call your plan administrator or financial intermediary or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you wish to exchange.
If you are a Class A, Class B or Class C shareholder, you may also request an exchange by doing the following:
•
If you hold your shares directly with the transfer agent (i.e. not plan level or an omnibus position) and have an online account with hartfordfunds.com, you may exchange your shares on the web by accessing your account online and following the instructions.

•
Write a letter of instruction indicating the Fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial intermediary or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and you must meet the initial investment minimum applicable to such shares of the other Fund (as disclosed in the prospectus), except as noted below with respect to Class Y shares. All exchanges are made at net asset value. You must retain at least $1,000 in the Fund from which you exchange. Class Y shares of a Fund may be exchanged for Class Y shares of another Fund, if  (i) the shareholder is already a holder of Class Y shares of the other Fund or (ii) the initial investment minimum applicable to Class Y shares of the other Fund (as disclosed in the prospectus) is satisfied in connection with the exchange.
You may be subject to tax liability or sales charges as a result of your exchange. Please see the section of the statutory prospectus entitled “Fund Distributions and Tax Matters — Taxability Of Transactions” for more information.
Each Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason. For more information, please see the section entitled "Exchanges" in the Funds' SAI.
Conversions
Subject to the conditions set forth in this section, shares of one class of a Fund may be converted into (i.e., reclassified as) shares of a different class of the same Fund at the request of a shareholder’s financial intermediary. To qualify for any conversion, the shareholder must satisfy the eligibility and other conditions for investing in the class into which the conversion is sought (as described in the prospectus). Subject to certain limited circumstances, Class R3, Class R4, Class R5 and Class R6 (each an “R share”) of a Fund may be converted into (i.e., reclassified) a different R share class in the same Fund. Under certain circumstances, the following other classes are eligible for conversions:
•
Class A shares may be converted into Class R6 shares or Class F shares of the same Fund if the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares;

•
Class A shares may be converted into Class I shares or Class Y shares of the same Fund if the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares and the conversion is made to facilitate the shareholder’s participation in certain fee-based advisory programs or a no-load network or platform, among other reasons consistent with the eligibility requirements of such class;

•
Class C shares may be converted into Class A shares or Class I shares of the same Fund if the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares and the conversion is made to facilitate the shareholder’s participation in certain fee-based advisory programs;

•
Class I shares may be converted into Class Y shares, Class R6 shares or Class F shares; and

•
Class Y shares may be converted into Class R6 shares or Class F shares.

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Not all share classes discussed above may be available for each Fund. Financial intermediaries that are interested in a conversion on behalf of a shareholder should call 1-888-843-7824 to determine whether such feature is available. Please note that (1) both accounts involved in the conversion must be identical, (2) you will need to observe eligibility requirements, and (3) the proper selling agreements must be in place. In addition, the financial intermediary must process and report the transaction as a conversion.
The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion. In general, conversions of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct conversion transaction. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund conversion. Each Fund reserves the right in its sole discretion to amend or terminate the conversion feature at any time, for any reason.
Addresses
Send Inquiries And Payments To:	Or By Overnight Mail To:	Phone Number:
Hartford Funds P.O. Box 55022 Boston, MA 02205-5022 FAX: 1-888-802-0039	Hartford Funds 30 Dan Road, Suite 55022 Canton, MA 02021-2809	1-888-843-7824 or contact your financial intermediary or plan administrator for instructions and assistance.
Valuation of Shares
The net asset value per share (NAV) is determined for each class of each Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The net asset value for each class of shares of each Fund is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to a Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
For purposes of calculating the NAV of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a “Company”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the respective Company’s Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.
Fixed income investments (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by each Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating
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rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, a Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.
Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by each Company’s Board of Directors.
Buy and Sell Prices
When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.
Execution Of Requests
Each Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.
You may buy and sell shares of each Fund on the web, by telephone, by wire or by mail. You may exchange your shares by telephone, on the web, or by mail. Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing. Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.
At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.
In unusual circumstances, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days. A Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.
Requests In “Good Order”
All purchase and redemption requests must be received by a Fund in “good order.” This means that your request must include:
•
Name, date of birth, residential address, and social security number.

•
The Fund name, share class and account number.

•
The amount of the transaction (in dollars or shares).

•
Signatures of all owners exactly as registered on the account (for mail requests).

•
Medallion signature guarantee or Signature Validation Program stamp (if required).

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•
Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares
The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares by a Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders. In particular, frequent trading (i) can force a Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a Fund’s NAV for long-term shareholders.
If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Funds.
The Board of Directors of each Company has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason. In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control. No system for the prevention and detection of market timing and other abusive trading activities can be expected to identify, address or eliminate all such activities in Fund shares.
It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.
A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Funds’ transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund. When an additional purchase or exchange change order request for a Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred). In addition, the person requesting such transaction shall be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds. The frequent trading limitations do not apply to the following: (1) any transaction not initiated by a shareholder or their registered representative; (2) transactions that are part of a systematic program; (3) automatic programs offered by the Funds, such as dollar cost averaging, dividend diversification and systematic withdrawals; (4) transactions of  $1,000 or less; and (5) transactions that a Fund, in its discretion, determines are not abusive or harmful.
The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The Hartford Funds’ procedures with respect to omnibus accounts are as follows: (1) Where the Funds’ transfer agent is provided individual shareholder level transaction detail on a daily basis, the Funds’ transfer agent shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where the Funds’ transfer agent is not provided individual shareholder level transaction detail on a daily basis, the Funds’ transfer agent shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, the Funds’ transfer agent shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. The Funds’ ability to identify and deter frequent purchases
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and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries. In addition to the foregoing, the Funds’ transfer agent also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.
The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading. Certain market timers may seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day. Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate. Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities are more susceptible to this activity. Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”
Hartford Funds reserves the right to modify this policy, including any surveillance procedures established from time to time to effectuate this policy, at any time without notice. Hartford Funds, the Investment Manager, and/or the Funds’ transfer agent shall not be liable for any loss resulting from rejected purchase orders or exchanges.
Certificated Shares
Shares are electronically recorded and, therefore, the Funds do not issue share certificates.
Account Closings
There may be instances in which it is appropriate for your account to be closed. Your account could be closed if: (i) your identity cannot be verified or you fail to provide a valid SSN or TIN; (ii) the registered address of your account is outside of the United States or in a U.S. jurisdiction in which the Fund shares are not registered; (iii) transactions in your account raise suspicions of money laundering, fraud or other illegal conduct; (iv) shares purchased are not paid for when due; (v) your account does not meet the qualifications for ownership for the particular class of shares held in your account; (vi) maintenance of your account jeopardizes the tax status or qualifications of the Funds; (vii) your account balance falls to $1,000 or less and you fail to bring the account above $1,000 within thirty (30) days of notification; (viii) there is a change in your broker of record, for example your broker is no longer able to sell Fund shares; or (ix) closing the account is determined to be in the best interests of the Fund.
Sales In Advance of Purchase Payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.
Special Redemptions
Although each Fund would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash. When the shareholder sells portfolio securities received in this fashion, transaction costs would be incurred. Prior to such sale, the shareholder would be exposed to market risk. Any such securities would be valued for the purposes of making such payment at the same value as used in determining a Fund’s net asset value. Each Fund, however, always redeems shares solely in cash up to the lesser of  $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.
Abandoned Property
It is the responsibility of the shareholder to keep the shareholder’s account(s) active and to provide Hartford Funds with a current and correct address for the shareholder’s account(s). An out-of-date or incorrect address may cause a shareholder’s account statements and other mailings to be returned to Hartford Funds. Please be advised that certain state escheatment laws may require a Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property if no shareholder initiated activity occurs in the account within the time frame specified by the state law. Hartford Funds will not be liable to a shareholder or a shareholder’s financial intermediary for good faith compliance with state unclaimed or abandoned property (escheatment) laws.
To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices. If you do not hold your shares directly with a Fund, you should contact your financial intermediary, retirement plan or other third party intermediary regarding applicable state escheatment laws.
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Escheatment laws vary by state, and states have different criteria for defining inactivity and unclaimed or abandoned property. Hartford Funds strongly encourages you to keep your account active and up-to-date. Depending on laws in your jurisdiction, you may assist us in safeguarding your investments for accounts directly held with Hartford Funds by at least once a year: (i) logging in to your account at http://www.hartfordfunds.com and viewing your account information; (ii) calling Hartford Funds at 1-888-843-7824 for an account balance or speaking with a customer service representative at the same phone number after you go through a security verification process; and (iii) taking action on letters received in the mail from Hartford Funds concerning account inactivity, outstanding checks and/or escheatment or abandoned property and promptly following the directions in such letters. Please be advised that simply visiting the above Hartford Funds website or making contact by phone may not establish sufficient contact for purposes of escheatment laws in certain states. Check with your state of residence for specifics.
Payment Requirements
All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.
If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that a Fund or the Distributor has incurred.
Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Funds on behalf of customers with payment to follow within the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.
Account Statements and Duplicate Copies of Materials to Households
You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent, depending on how your shares are held with a Fund. If you receive account statements from the transfer agent, you may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.
Generally, each Fund will mail only one copy of each prospectus, annual report, semi-annual report and proxy statement to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits each Fund through reduced mailing expenses. If you hold your account directly with the Funds' transfer agent and you want to receive multiple copies of these materials, you may call us at 1-888-843-7824 or notify us in writing. Individual copies of prospectuses, reports and proxy statements will be sent to you commencing within 30 days after we receive your request to stop householding for accounts directly held with the Funds' transfer agent. If your account is not held directly with the Funds' transfer agent, please contact your financial intermediary for more information.
Additional Investor Services - Class A and Class C Shares
Contact your financial intermediary to determine if you are eligible for any additional investor services. The following outlines the additional investor services for accounts that are directly held with the Fund's transfer agent:
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Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to a Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.” If you are using AIP to open an account, you must invest a minimum initial investment of  $250 into a Fund and invest a minimum of  $50 per month into the Fund.

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Systematic Withdrawal Plan (SWP) may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more. Also, make sure you are not planning to invest more money in this account (buying shares of a Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges). Specify the payee(s), who may be yourself or any other party. There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner. Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial intermediary or the transfer agent.

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Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from a Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.” Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

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Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by a Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

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Systematic Exchange lets you automatically transfer money from a share class of a Fund to the same share of another Hartford Fund.

Hartford Funds may stop your AIP, SWP, DCA Program or Systematic Exchange if we are unable to obtain an accurate address for your account.
Uncashed Checks Issued on Your Account
Each Fund reserves the right to reinvest any amounts (e.g., dividends, distributions or redemption proceeds) that you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
Retirement Plans and Certain Other Accounts – Hartford Funds are available through a range of retirement plans, including traditional, Roth, SIMPLE and SEPs IRAs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.
If you open a retirement account (including traditional, Roth, SIMPLE, or SEPs IRAs, and 403(b) Accounts) or Coverdell Education Savings Account ("Coverdell Account") through Hartford Funds, UMB Bank, n.a. will serve as the custodian of that account. Retirement accounts and Coverdell Accounts are charged an annual maintenance fee (up to $25) that is paid to UMB Bank, n.a., HASCO and/or certain other Fund service providers. These fees are in addition to the fees and expenses that you pay for investing in the Funds (set forth in each Fund’s fees and expenses table). Please refer to the Custodial Agreement & Disclosure Statement for your retirement account or Coverdell Account for information on applicable annual maintenance fees.
Distribution Arrangements
Hartford Funds Distributors, LLC, a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”), serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement approved by the applicable Board of Directors. Shares of the Funds are continuously offered and sold by selected broker-dealers pursuant to selling agreements with the Distributor, and such broker-dealers may in turn designate and authorize other financial intermediaries to offer and sell Fund shares. Except as discussed below, the Distributor (and not the Funds) bears the expenses of providing services pursuant to the Underwriting Agreement, including the payment of expenses relating to the distribution of prospectuses for sales purposes, as well as any other advertising or sales literature. The Distributor is not obligated to sell any specific amount of Fund shares.
Distribution Plans – Class A, Class T, Class B, Class C, Class R3 and Class R4 Shares
The applicable Board of Directors has approved the adoption of a separate distribution plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, Class T, Class B, Class C, Class R3 and Class R4 shares. Under a Plan, Class A, Class T, Class B, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to the Distributor, some of which may be paid to select broker-dealers. Total compensation under a Plan may not exceed the maximum cap imposed by FINRA with respect to asset-based sales charges. Distribution fees paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of the respective Fund’s shares. Under a Plan, each Fund pays the Distributor the entire fee, regardless of the Distributor’s expenditures. Even if the Distributor’s actual expenditures exceed the fee payable to the Distributor at any given time, a Fund will not be obligated to pay more than that fee. If the Distributor’s actual expenditures are less than the fee payable to the Distributor at any given time, the Distributor may realize a profit from the arrangement.
Class A Plan – Pursuant to the Class A Plan, a Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses.
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Class T Plan – Pursuant to the Class T Plan, a Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets attributable to Class T shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses.
Class B Plan – Pursuant to the Class B Plan, a Fund may pay the Distributor a fee of up to 1.00% of the average daily net assets attributable to Class B shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class B Plan also provides that the Distributor will receive all contingent deferred sales charges attributable to Class B shares. Effective July 1, 2013, there was a reduction in the amount charged in connection with Equity Income Fund’s Class B shares’ Rule 12b-1 fee from 1.00% to 0.25% in accordance with FINRA rules, although it is possible that such fees may be increased in the future.
Class C Plan – Pursuant to the Class C Plan, a Fund may pay the Distributor a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that the Distributor will receive all contingent deferred sales charges attributable to Class C shares.
Class R3 Plan – Pursuant to the Class R3 Plan, a Fund may pay the Distributor a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities.
Class R4 Plan – Pursuant to the Class R4 Plan, a Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities.
Payments to Financial Intermediaries and Other Entities
The Investment Manager, Distributor and/or their affiliates and the Hartford Funds make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of the Hartford Funds, and/or Financial Intermediaries and other intermediaries that provide services (“Servicing Intermediaries”) to the Hartford Funds. These payments may vary from one product to another. For this reason, (1) if your Financial Intermediary receives greater payments with respect to the Hartford Funds than it receives with respect to other products, it may be more inclined to sell you shares of a Hartford Fund rather than another product and/or (2) if your Servicing Intermediary (which may also be your Financial Intermediary) receives greater payments with respect to the Hartford Funds, such payments may create an incentive for the Servicing Intermediary to favor the Hartford Funds rather than other fund companies or investment products for which it may receive a lower payment. You may contact your Financial Intermediary or Servicing Intermediary if you want additional information regarding any Additional Payments or Servicing Payments it receives.
Payments Made From Fund Assets.
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Commissions and Rule 12b-1 Payments. The Distributor and/or its affiliates pay sales commissions and Rule 12b-1 fees to Financial Intermediaries out of assets that the Distributor and/or its affiliates receive from the Hartford Funds. The Funds’ SAI includes information regarding these commission and Rule 12b-1 payments by share class.

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Administrative Fees to Servicing Intermediaries. The Distributor and/or its affiliates make payments to Servicing Intermediaries that provide sub-accounting, administrative and/or shareholder processing services to the Hartford Funds (“Administrative Fees”). Such payments may be made out of 12b-1, administrative and/or transfer agent fees that the Distributor and/or its affiliates receive from the Hartford Funds. Depending upon the particular share class and/or contractual arrangement with a Servicing Intermediary, these payments may be calculated based on average net assets of the Hartford Funds that are serviced by the Servicing Intermediary, or on a per account basis. The Fund’s SAI includes information regarding Fund expenses and distribution arrangements.

Payments Made by the Investment Manager and/or its Affiliates. As explained in more detail below under the sections entitled “Additional Payments to Financial Intermediaries” and “Servicing Payments to Servicing Intermediaries,” the Investment Manager and/or its affiliates make payments out of their own assets and not as an expense to or out of the assets of the Funds to (1) Financial Intermediaries to encourage the sale of Hartford Funds’ shares (“Additional Payments”) and/or (2) Servicing Intermediaries as additional compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).
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Additional Payments to Financial Intermediaries. The amount of any Additional Payments made by the Investment Manager and/or its affiliates to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial

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Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; (iii) the amount of Hartford Fund shares sold through that Financial Intermediary; and (iv) the mix of equity and fixed income funds sold through that Financial Intermediary. The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to exceed 0.16% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary. For the calendar year ended December 31, 2016, the Investment Manager and its affiliates incurred approximately $44.1 million in total Additional Payments to Financial Intermediaries.
Additional Payments to Financial Intermediaries, including those listed in the Funds’ SAI, may be used for various purposes and take various forms, including but not limited to:
(1)
Payments for putting the Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

(2)
Payments for including the Hartford Funds within a group that receives special marketing focus or placing the Hartford Funds on a “preferred list”;

(3)
“Due diligence” payments for a Financial Intermediary’s examination of Hartford Funds and payments for providing extra employee training and information relating to Hartford Funds;

(4)
“Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

(5)
Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

(6)
Provision by a Financial Intermediary of sales-related data to the Investment Manager and/or its affiliates;

(7)
Provision of educational programs, including information and related support materials;

(8)
Provision of computer hardware and software; and

(9)
Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2017, the Investment Manager and/or its affiliates pay or have entered into ongoing contractual arrangements to pay Additional Payments to the Financial Intermediaries listed below: AIG Advisors Group, Inc. (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial, and Woodbury Financial Services); Ameriprise Financial Services, Inc.; BancWest Investment Services; Cadaret Grant & Co., Inc.; Cambridge Investment Research Inc.; CCO Investment Services Corp.; Charles Schwab & Co., Inc.; Citigroup Global Markets, Inc.; Commonwealth Financial Network; CUSO Financial Services, L.P.; Edward D. Jones & Co.; First Citizens Investor Services, Inc.; Frost Brokerage Services, Inc.; H.D. Vest Investment Services.; Hilliard Lyons; Huntington Investment Co.; Invest Financial Corporation; Investment Centers of America; Investment Professionals, Inc.; Janney Montgomery Scott; JPMorgan Securities LLC; Lincoln Financial Advisors Group; LPL Financial Corp.; M&T Securities Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mid Atlantic Capital Corporation; Morgan Stanley Smith Barney; National Financial Services; National Planning Corporation; Newbridge Securities; NEXT Financial Group, Inc.; Northwestern Mutual Investment Services, LLC; Oppenheimer & Co, Inc.; Pershing LLC; Raymond James & Associates Inc. and Raymond James Financial Services, Inc.; RBC Capital Markets Corporation; Robert W. Baird; Schroder Fund Advisors LLC; SII Investments Inc.; Stifel, Nicolaus & Company, Inc.; Summit Brokerage Services; UBS Financial Services Inc.; U.S. Bancorp Investments Inc.; Voya Financial; and Wells Fargo. The Investment Manager and/or its affiliates may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2016 of at least $500 in value for items such as sponsorship of meetings, education seminars and travel and entertainment, but may not have an ongoing contractual relationship with the Investment Manager or one of its affiliates, are listed in the SAI.
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Servicing Payments to Servicing Intermediaries. The Investment Manager, HASCO and/or their affiliates pay Servicing Payments to Servicing Intermediaries. The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are serviced by a Servicing Intermediary. With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to exceed 0.25% of the average net assets of the Hartford Funds that are serviced by that Servicing Intermediary. For the year ended December 31, 2016, the Investment Manager, HASCO and/or their affiliates incurred approximately $9.0 million in total Servicing Payments and these Servicing Payments did not exceed $2.1 million for any one Servicing Intermediary.

As of January 1, 2017, the Investment Manager, HASCO and/or their affiliates pay or have entered into ongoing contractual arrangements to pay Servicing Payments to the following entities: 401k ASP, Inc.; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Co.; BenefitStreet, Inc.; Charles Schwab; CPI Qualified Plan Consultants, Inc.; Daily Access Corp.; Digital Retirement Solutions; Edward D. Jones & Co; Expert Plan, Inc.; Fidelity; Gold Trust Company; Goldman Sachs & Co.; Great-West Financial Retirement Plan Services, LLC; GWFS Equities, Inc.; Hewitt Associates LLC; ICMA Retirement
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Corporation; International Clearing Trust Company; John Hancock Trust Company; Lincoln Retirement Services Company, LLC; LPL Financial Corp.; Massachusetts Mutual Life Insurance Company; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Group; NYLife Distributors, LLC.; Plan Administrators, Inc.; Pershing LLC; Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade Trust Company; Teachers Insurance and Annuity Association of America; The Retirement Plan Company, LLC; The Vanguard Group; Transamerica Retirement Solutions; Valic Retirement Services Company; Voya Financial; Wells Fargo; Wilmington Trust; and Xerox HR Solutions. The Investment Manager, HASCO and/or their affiliates may in the future enter into similar arrangements with other Servicing Intermediaries.
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Fund Distributions and Tax Matters
Dividends and Distributions
Each Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of each Fund are normally declared and paid annually. Dividends from net investment income of each Fund are normally declared and paid as follows:
Fund	Declaration and payment frequency of net investment income
Capital Appreciation Fund	Annually
Core Equity Fund	Annually
Dividend and Growth Fund	Quarterly
Equity Income Fund	Quarterly
Growth Opportunities Fund	Annually
Healthcare Fund	Annually
MidCap Fund	Annually
MidCap Value Fund	Annually
Small Cap Core Fund	Annually
Small Cap Growth Fund	Annually
Small Company Fund	Annually
Value Opportunities Fund	Annually
Notwithstanding the foregoing, each Company’s Board of Directors has delegated authority to the Funds’ Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. Further, each Fund reserves the right to change its dividend distribution policy at the discretion of its Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from a Fund are automatically reinvested in additional full or fractional shares of that Fund.
Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a Fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.
If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the Fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.
Taxability Of Dividends
Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from a Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.
An additional 3.8% Medicare tax is imposed on certain net investment income (including taxable distributions received from a Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.
Some dividends paid in January may be taxable as if they had been paid the previous December.
Dividends and capital gains distributed by each Fund to tax-deferred retirement plan accounts are not taxable currently.
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Taxability Of Transactions
Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from a Fund.
Under certain limited circumstances, a shareholder may be able to exchange one class of shares for another class of shares of the same Fund. In general, exchanges of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.
Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.
Additional Information
A Fund may be required to withhold U.S. federal income tax (currently, at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. IRS Regulations require each Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date. Each Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost. In the absence of an election by a shareholder, each Fund will use the average cost method with respect to that shareholder. To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.
If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, or if at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund will be eligible to file an election with the Internal Revenue Service that would generally enable its shareholders to benefit from any foreign tax credit or deduction available for any foreign taxes the Fund pays. Pursuant to this election, a shareholder will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its U.S. federal income tax liability (subject to certain holding period and other requirements). The consequences of such an election are discussed in more detail in the SAI.
Each Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status. Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.
Each Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.
Distributions from each Fund may also be subject to state, local and foreign taxes. You should consult your own tax advisor regarding the particular tax consequences of an investment in a Fund.
This section summarizes some of the consequences under current Federal tax law of an investment in each Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.
112

Legal Proceedings
On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that, among other things, added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC ("HFMC"), which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the applicable legal standard. A bench trial on the issue of liability was held in November 2016. On February 28, 2017, the court granted judgment for HIFSCO and HFMC. Plaintiffs may appeal.
Performance Notes
The following notes supplement the performance table in the Summary Sections and provide additional information for understanding the returns provided in the table for each Fund.
Prior to January 1, 2013, each Fund was managed by HIFSCO, an affiliate of the Investment Manager. There was no change, however, to the personnel providing services to the Funds.
Small Cap Core Fund
Performance information through June 4, 2012 for the Fund includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company (“HIMCO”). Additionally, performance information includes the Fund’s performance when it invested, prior to February 1, 2010, at least 80% of its assets in common stocks of mid-capitalization companies and prior to July 10, 2015, at least 80% of its assets in common stocks of small-capitalization and mid-capitalization companies.
Small Cap Growth Fund
Performance information through July 21, 2010 for the Fund includes performance of the Fund’s previous additional sub-adviser, HIMCO. As of July 21, 2010, HIMCO no longer serves as a sub-adviser to the Fund.
Small Company Fund
Performance information through July 21, 2010 for the Fund includes performance of the Fund’s previous additional sub-adviser, HIMCO. As of July 21, 2010, HIMCO no longer serves as a sub-adviser to the Fund.
113

Indices:
The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.
The S&P Composite 1500 Health Care Index is an unmanaged capitalization-weighted index comprised of those companies included in the S&P Composite 1500 that are classified as members of the Global Industry Classification Standard (GICS®) health care sector.
The S&P North American Health Care Sector Index was a modified capitalization-weighted index based on United States headquartered health care companies.
The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market.
The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.
The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
The Russell 3000 Value Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
The Russell 2500 Value Index is an unmanaged index that measures the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.
The Russell MidCap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.
The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.
The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.
The Spliced Index is calculated by the Investment Manager and returns from April 1, 2016 to December 31, 2016 represent the S&P Composite 1500 Health Care Index and returns prior to April 1, 2016 represent the S&P North American Health Care Sector Index.
114

Related Composite Performance of the Small Cap Core Fund
The following tables present the past performance of a composite of certain accounts managed by Wellington Management, which serves as the sub-adviser to the Fund. Wellington Management’s Small Cap Quantitative Equity composite consists of all fee paying accounts under discretionary management by Wellington Management in Wellington Management’s Small Cap Quantitative Equity investment strategy that have investment objectives, policies and strategies substantially similar to those of the Fund. The performance has been adjusted to reflect the operating costs of the Fund. Historical performance has been prepared in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. Returns reflect all income, gains and losses and reinvestment of any dividends or capital gains without provision for federal or state income tax. Because the gross performance data shown in the tables does not reflect the deduction of investment advisory fees paid by the accounts that make up the composite and certain other expenses that would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of Wellington Management in managing all Small Cap Quantitative Equity portfolios, with investment objectives, policies and strategies substantially similar to those of the Fund. To calculate the performance of the composite net of Class A expenses and the maximum Class A sales charge, the total annual fund operating expenses and the maximum sales charge payable by Class A shares of the Fund, as set forth in the Fund’s fee table in the Summary Section, were used. To calculate the performance of the composite net of Class A expenses but excluding Class A sales charges, only the total annual fund operating expenses payable by Class A shares of the Fund, as set forth in the Fund’s fee table in the Summary Section, were used. In each case, the expenses are higher than the highest total expenses applicable to any account in the composite.
The accounts that are included in Wellington Management’s Small Cap Quantitative Equity composite are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the composite may have been less favorable had it been regulated as an investment company under the federal securities laws.
The historical performance of Wellington Management’s Small Cap Quantitative Equity composite is not that of the Fund, is not a substitute for the Fund’s performance and is not necessarily indicative of any fund’s future results. Information about the past performance of the Fund appears in this prospectus under the heading “HARTFORD SMALL CAP CORE FUND SUMMARY SECTION – PAST PERFORMANCE.” The performance of Wellington Management’s Small Cap Quantitative Equity composite represents its performance managing Small Cap Quantitative Equity portfolios, which, as described above, are those with investment objectives, policies and strategies substantially similar to those of the Fund. The Fund’s actual performance may differ significantly from the past performance of the composite. The personnel who managed the accounts that make up the composite, and who therefore generated, or contributed to, the historical performance shown may differ from the personnel managing the Fund.
While the accounts in the composite experience inflows and outflows of cash from clients, there can be no assurance that the continuous offering of a fund’s shares and a fund’s obligation to redeem its shares will not adversely affect the fund’s performance.
WELLINGTON MANAGEMENT SMALL CAP QUANTITATIVE EQUITY COMPOSITE PERFORMANCE*
Average Annual Total Returns for the Periods Ended December 31, 2016:
	1 Year	5 Years	10 Years
Composite (Net of Class A expenses and maximum Class A sales charge)	11.10%	12.20%	3.66%
Composite (Net of Class A expenses but excluding Class A sales charges)	17.57%	13.48%	4.25%
Composite (Gross)	19.29%	15.13%	5.77%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	21.31%	14.46%	7.07%
115

Total Returns for the Periods Ended December 31
	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
Composite (Net of Class A expenses and maximum Class A sales charge)	-17.65%	-44.58%	20.19%	22.80%	-9.84%	13.31%	31.55%	-1.98%	-12.64%	11.10%
Composite (Gross)	-11.58%	-40.50%	29.05%	31.85%	-3.20%	21.66%	41.24%	5.24%	-6.21%	19.29%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	-1.57%	-33.79%	21.17%	26.85%	-4.18%	16.35%	38.82%	4.89%	-4.41%	21.31%
*
This is not the performance of the Fund. As of December 31, 2016, the Small Cap Quantitative Equity composite was composed of 2 accounts, totaling approximately $181 million.

Description of Russell 2000 Index
The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.
116

Financial Highlights
The financial highlights table for each Fund is intended to help you understand each Fund’s financial performance for the past five years, or if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table for each Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the past five fiscal years, or if shorter, the period of the Fund’s operations, has been derived from the financial statements audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm, whose report, along with each Fund’s financial statements and financial highlights, is included in each Fund’s annual report, which is available upon request. Footnotes are located on the last page of these financial highlights.
The Hartford Capital Appreciation Fund
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2016
A	$38.15	$0.13	$(0.57)	$(0.44)	$(0.12)	$(3.10)	$(3.22)	$34.49	(0.97)%	$4,609,594	1.11%	1.11%(4)	0.39%	88%
B	31.00	(0.13)	(0.49)	(0.62)	—	(3.10)	(3.10)	27.28	(1.82)	58,647	2.00	2.00(4)	(0.49)	88
C	31.48	(0.09)	(0.49)	(0.58)	—	(3.10)	(3.10)	27.80	(1.65)	1,420,171	1.83	1.83(4)	(0.33)	88
I	38.31	0.24	(0.57)	(0.33)	(0.23)	(3.10)	(3.33)	34.65	(0.65)	1,225,026	0.81	0.81(4)	0.70	88
R3	41.06	0.03	(0.61)	(0.58)	—	(3.10)	(3.10)	37.38	(1.26)	103,526	1.43	1.42(4)	0.09	88
R4	42.07	0.15	(0.63)	(0.48)	(0.10)	(3.10)	(3.20)	38.39	(0.95)	100,426	1.12	1.12(4)	0.39	88
R5	42.84	0.27	(0.64)	(0.37)	(0.22)	(3.10)	(3.32)	39.15	(0.65)	45,643	0.82	0.82(4)	0.69	88
R6	43.03	0.33	(0.66)	(0.33)	(0.24)	(3.10)	(3.34)	39.36	(0.56)	57,432	0.72	0.72(4)	0.85	88
Y	43.05	0.30	(0.63)	(0.33)	(0.26)	(3.10)	(3.36)	39.36	(0.55)	939,300	0.72	0.72(4)	0.78	88
For the Year Ended October 31, 2015
A	$49.44	$0.13	$1.27	$1.40	$(0.13)	$(12.56)	$(12.69)	$38.15	4.20%	$5,453,502	1.09%	1.09%	0.34%	79%
B	42.72	(0.17)	1.01	0.84	—	(12.56)	(12.56)	31.00	3.30	158,610	1.97	1.97	(0.53)	79
C	43.13	(0.12)	1.03	0.91	—	(12.56)	(12.56)	31.48	3.47	1,799,846	1.81	1.81	(0.38)	79
I	49.60	0.26	1.26	1.52	(0.25)	(12.56)	(12.81)	38.31	4.53	1,736,395	0.78	0.78	0.66	79
R3	52.24	0.01	1.37	1.38	—	(12.56)	(12.56)	41.06	3.87	124,072	1.40	1.40	0.03	79
R4	53.19	0.14	1.41	1.55	(0.11)	(12.56)	(12.67)	42.07	4.18	179,454	1.10	1.10	0.33	79
R5	53.92	0.28	1.43	1.71	(0.23)	(12.56)	(12.79)	42.84	4.49	53,292	0.80	0.80	0.63	79
R6(5)	54.32	0.30	1.25	1.55	(0.28)	(12.56)	(12.84)	43.03	4.16(6)	10	0.76(7)	0.75(7)	0.70(7)	79
Y	54.12	0.32	1.45	1.77	(0.28)	(12.56)	(12.84)	43.05	4.60	1,253,378	0.70	0.70	0.73	79
117

Financial Highlights
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2014
A	$45.91	$0.22	$5.31	$5.53	$(0.12)	$(1.88)	$(2.00)	$49.44	12.49%	$5,789,682	1.10%	1.10%	0.46%	111%
B	40.14	(0.16)	4.62	4.46	—	(1.88)	(1.88)	42.72	11.55	270,227	1.95	1.95	(0.39)	111
C	40.46	(0.11)	4.66	4.55	—	(1.88)	(1.88)	43.13	11.69	1,992,142	1.81	1.81	(0.26)	111
I	46.01	0.37	5.34	5.71	(0.24)	(1.88)	(2.12)	49.60	12.87	2,194,464	0.76	0.76	0.79	111
R3	48.42	0.08	5.62	5.70	—	(1.88)	(1.88)	52.24	12.16	136,576	1.40	1.40	0.16	111
R4	49.24	0.23	5.72	5.95	(0.12)	(1.88)	(2.00)	53.19	12.50	191,319	1.10	1.10	0.46	111
R5	49.80	0.37	5.81	6.18	(0.18)	(1.88)	(2.06)	53.92	12.82	59,285	0.80	0.80	0.72	111
Y	50.05	0.46	5.79	6.25	(0.30)	(1.88)	(2.18)	54.12	12.94	1,284,539	0.70	0.70	0.88	111
For the Year Ended October 31, 2013
A	$32.65	$0.18	$13.31	$13.49	$(0.23)	$—	$(0.23)	$45.91	41.56%	$5,796,609	1.14%	1.14%	0.46%	91%
B	28.60	(0.13)	11.67	11.54	—	—	—	40.14	40.35	381,022	1.99	1.99	(0.37)	91
C	28.80	(0.09)	11.76	11.67	(0.01)	—	(0.01)	40.46	40.55	1,940,617	1.85	1.85	(0.25)	91
I	32.72	0.31	13.33	13.64	(0.35)	—	(0.35)	46.01	42.02	2,019,281	0.84	0.84	0.82	91
R3	34.41	0.08	14.06	14.14	(0.13)	—	(0.13)	48.42	41.20	134,084	1.41	1.40	0.21	91
R4	34.98	0.21	14.28	14.49	(0.23)	—	(0.23)	49.24	41.63	184,618	1.10	1.10	0.51	91
R5	35.40	0.35	14.41	14.76	(0.36)	—	(0.36)	49.80	42.04	142,768	0.80	0.80	0.84	91
Y	35.58	0.39	14.48	14.87	(0.40)	—	(0.40)	50.05	42.17	1,348,160	0.70	0.70	0.91	91
For the Year Ended October 31, 2012(8)
A	$30.55	$0.25	$2.38	$2.63	$(0.53)	$—	$(0.53)	$32.65	8.84%	$4,859,760	1.16%	1.16%	0.63%	74%
B	26.76	(0.31)	2.40	2.09	(0.25)	—	(0.25)	28.60	7.93	391,388	2.01	2.00	(0.23)	74
C	26.94	(0.16)	2.31	2.15	(0.29)	—	(0.29)	28.80	8.11	1,642,578	1.87	1.87	(0.09)	74
I	30.61	0.36	2.37	2.73	(0.62)	—	(0.62)	32.72	9.19	3,024,465	0.86	0.86	0.93	74
R3	32.17	0.10	2.61	2.71	(0.47)	—	(0.47)	34.41	8.59	122,235	1.41	1.40	0.39	74
R4	32.68	0.28	2.57	2.85	(0.55)	—	(0.55)	34.98	8.92	168,689	1.11	1.10	0.68	74
R5	33.09	0.40	2.58	2.98	(0.67)	—	(0.67)	35.40	9.25	185,705	0.80	0.80	1.00	74
Y	33.26	0.55	2.47	3.02	(0.70)	—	(0.70)	35.58	9.36	1,304,963	0.70	0.70	1.09	74
118

Financial Highlights
Hartford Core Equity Fund
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2016
A	$24.05	$0.15	$0.13	$0.28	$(0.03)	$(0.43)	$(0.46)	$23.87	1.21%	$703,896	0.80%	0.80%(9)	0.64%	29%
B	22.33	(0.02)	0.11	0.09	—	(0.43)	(0.43)	21.99	0.43	766	1.96	1.55(9)	(0.10)	29
C	22.27	(0.03)	0.13	0.10	—	(0.43)	(0.43)	21.94	0.47	281,383	1.55	1.55(9)	(0.12)	29
I	24.09	0.21	0.13	0.34	(0.07)	(0.43)	(0.50)	23.93	1.47	749,824	0.55	0.55(9)	0.88	29
R3	24.44	0.08	0.13	0.21	(0.04)	(0.43)	(0.47)	24.18	0.89	36,012	1.14	1.10(9)	0.33	29
R4	24.73	0.15	0.14	0.29	(0.05)	(0.43)	(0.48)	24.54	1.21	144,490	0.83	0.80(9)	0.63	29
R5	24.25	0.22	0.14	0.36	(0.08)	(0.43)	(0.51)	24.10	1.52	121,871	0.53	0.50(9)	0.93	29
R6	24.33	0.24	0.13	0.37	(0.08)	(0.43)	(0.51)	24.19	1.55	32,059	0.43	0.43(9)	1.00	29
Y	24.33	0.24	0.13	0.37	(0.07)	(0.43)	(0.50)	24.20	1.58	281,692	0.43	0.43(9)	0.99	29
For the Year Ended October 31, 2015
A	$22.00	$0.13	$2.21	$2.34	$—	$(0.29)	$(0.29)	$24.05	10.75%	$267,237	1.03%	0.92%	0.55%	33%
B	20.60	(0.05)	2.07	2.02	—	(0.29)	(0.29)	22.33	9.92	1,614	2.18	1.74	(0.23)	33
C	20.54	(0.04)	2.06	2.02	—	(0.29)	(0.29)	22.27	9.95	73,070	1.73	1.62	(0.17)	33
I(10)	23.30	0.12	0.67	0.79	—	—	—	24.09	3.39(6)	136,641	0.66(7)	0.50(7)	0.85(7)	33
R3	22.41	0.06	2.26	2.32	—	(0.29)	(0.29)	24.44	10.46	5,081	1.34	1.16	0.27	33
R4	22.60	0.13	2.29	2.42	—	(0.29)	(0.29)	24.73	10.82	22,020	0.98	0.82	0.54	33
R5	22.72	0.20	2.26	2.46	(0.64)	(0.29)	(0.93)	24.25	11.10	26,977	0.64	0.49	0.84	33
R6(10)	23.53	0.11	0.69	0.80	—	—	—	24.33	3.40(6)	597	0.57(7)	0.45(7)	0.78(7)	33
Y	22.79	0.21	2.27	2.48	(0.65)	(0.29)	(0.94)	24.33	11.15	18,802	0.57	0.50	0.90	33
For the Year Ended October 31, 2014
A	$18.77	$0.03	$3.26	$3.29	$(0.06)	$—	$(0.06)	$22.00	17.56%	$126,308	1.37%	1.31%	0.16%	60%
B	17.66	(0.12)	3.06	2.94	—	—	—	20.60	16.65	1,898	2.49	2.10	(0.62)	60
C	17.59	(0.10)	3.05	2.95	—	—	—	20.54	16.77	19,798	2.06	2.00	(0.53)	60
R3	19.14	(0.01)	3.32	3.31	(0.04)	—	(0.04)	22.41	17.30	481	1.70	1.50	(0.05)	60
R4	19.20	0.05	3.35	3.40	—	—	—	22.60	17.71	889	1.34	1.20	0.21	60
R5	19.38	0.12	3.36	3.48	(0.14)	—	(0.14)	22.72	18.03	374	1.04	0.90	0.56	60
Y	19.44	0.13	3.37	3.50	(0.15)	—	(0.15)	22.79	18.07	2,486	0.91	0.85	0.62	60
119

Financial Highlights
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2013
A	$14.57	$0.11	$4.24	$4.35	$(0.15)	$—	$(0.15)	$18.77	30.12%	$103,104	1.40%	1.35%	0.68%	28%
B	13.70	(0.01)	3.99	3.98	(0.02)	—	(0.02)	17.66	29.10	2,480	2.50	2.10	(0.04)	28
C	13.66	—	3.98	3.98	(0.05)	—	(0.05)	17.59	29.19	15,324	2.07	2.04	(0.01)	28
R3	14.86	0.09	4.32	4.41	(0.13)	—	(0.13)	19.14	29.88	330	1.69	1.50	0.51	28
R4	14.91	0.12	4.34	4.46	(0.17)	—	(0.17)	19.20	30.24	1,227	1.29	1.20	0.69	28
R5	15.04	0.19	4.37	4.56	(0.22)	—	(0.22)	19.38	30.68	204	1.00	0.90	1.12	28
Y	15.05	0.20	4.38	4.58	(0.19)	—	(0.19)	19.44	30.73	1,963	0.88	0.85	1.19	28
For the Year Ended October 31, 2012
A	$12.77	$0.09	$1.74	$1.83	$(0.03)	$—	$(0.03)	$14.57	14.39%	$83,534	1.44%	1.35%	0.69%	46%
B	12.07	(0.01)	1.64	1.63	—	—	—	13.70	13.50	2,761	2.50	2.10	(0.08)	46
C	12.03	(0.01)	1.64	1.63	—	—	—	13.66	13.55	11,913	2.09	2.09	(0.06)	46
R3	13.05	0.08	1.77	1.85	(0.04)	—	(0.04)	14.86	14.22	209	1.70	1.50	0.53	46
R4	13.07	0.12	1.78	1.90	(0.06)	—	(0.06)	14.91	14.57	167	1.31	1.20	0.85	46
R5	13.18	0.16	1.79	1.95	(0.09)	—	(0.09)	15.04	14.93	144	1.01	0.90	1.14	46
Y	13.20	0.15	1.80	1.95	(0.10)	—	(0.10)	15.05	14.90	1,594	0.85	0.85	1.04	46
120

Financial Highlights
The Hartford Dividend and Growth Fund
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2016
A	$24.99	$0.37	$0.50	$0.87	$(0.34)	$(2.03)	$(2.37)	$23.49	4.12%	$3,501,684	1.03%	1.03%(11)	1.59%	22%
B	24.55	0.16	0.47	0.63	(0.11)	(2.03)	(2.14)	23.04	3.12	19,716	2.01	1.96(11)	0.71	22
C	24.34	0.19	0.47	0.66	(0.17)	(2.03)	(2.20)	22.80	3.31	437,961	1.77	1.77(11)	0.85	22
I	24.89	0.41	0.50	0.91	(0.39)	(2.03)	(2.42)	23.38	4.31	1,779,168	0.83	0.83(11)	1.78	22
R3	25.24	0.29	0.51	0.80	(0.26)	(2.03)	(2.29)	23.75	3.78	79,400	1.36	1.36(11)	1.26	22
R4	25.37	0.37	0.51	0.88	(0.33)	(2.03)	(2.36)	23.89	4.10	136,673	1.06	1.06(11)	1.56	22
R5	25.44	0.44	0.51	0.95	(0.39)	(2.03)	(2.42)	23.97	4.41	104,487	0.76	0.76(11)	1.89	22
R6	25.44	0.42	0.55	0.97	(0.41)	(2.03)	(2.44)	23.97	4.48	2,964	0.66	0.66(11)	1.76	22
Y	25.45	0.46	0.51	0.97	(0.42)	(2.03)	(2.45)	23.97	4.50	1,460,506	0.66	0.66(11)	1.95	22
For the Year Ended October 31, 2015
A	$27.05	$0.36	$0.23	$0.59	$(0.35)	$(2.30)	$(2.65)	$24.99	2.46%	$3,724,804	1.02%	1.02%	1.43%	23%
B	26.59	0.14	0.22	0.36	(0.10)	(2.30)	(2.40)	24.55	1.54	44,909	1.97	1.92	0.54	23
C	26.42	0.17	0.23	0.40	(0.18)	(2.30)	(2.48)	24.34	1.70	467,006	1.76	1.76	0.69	23
I	26.95	0.41	0.23	0.64	(0.40)	(2.30)	(2.70)	24.89	2.67	1,715,056	0.81	0.81	1.64	23
R3	27.29	0.28	0.24	0.52	(0.27)	(2.30)	(2.57)	25.24	2.12	85,736	1.35	1.35	1.10	23
R4	27.42	0.36	0.23	0.59	(0.34)	(2.30)	(2.64)	25.37	2.42	150,367	1.04	1.04	1.41	23
R5	27.49	0.44	0.23	0.67	(0.42)	(2.30)	(2.72)	25.44	2.73	229,206	0.74	0.74	1.70	23
R6(5)	27.81	0.43	(0.05)	0.38	(0.45)	(2.30)	(2.75)	25.44	1.64(6)	10	0.71(7)	0.70(7)	1.71(7)	23
Y	27.50	0.46	0.24	0.70	(0.45)	(2.30)	(2.75)	25.45	2.83	1,323,782	0.64	0.64	1.80	23
For the Year Ended October 31, 2014
A	$25.28	$0.36	$3.43	$3.79	$(0.36)	$(1.66)	$(2.02)	$27.05	16.01%	$3,780,786	1.02%	1.02%	1.40%	23%
B	24.88	0.13	3.35	3.48	(0.11)	(1.66)	(1.77)	26.59	14.91	74,126	1.96	1.94	0.50	23
C	24.75	0.16	3.35	3.51	(0.18)	(1.66)	(1.84)	26.42	15.12	467,932	1.77	1.77	0.65	23
I	25.20	0.41	3.42	3.83	(0.42)	(1.66)	(2.08)	26.95	16.22	1,883,434	0.81	0.81	1.60	23
R3	25.49	0.28	3.45	3.73	(0.27)	(1.66)	(1.93)	27.29	15.61	91,839	1.35	1.35	1.07	23
R4	25.60	0.36	3.47	3.83	(0.35)	(1.66)	(2.01)	27.42	15.98	159,018	1.04	1.04	1.37	23
R5	25.66	0.44	3.48	3.92	(0.43)	(1.66)	(2.09)	27.49	16.32	226,236	0.74	0.74	1.68	23
Y	25.67	0.47	3.48	3.95	(0.46)	(1.66)	(2.12)	27.50	16.42	1,340,941	0.64	0.64	1.81	23
121

Financial Highlights
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2013
A	$20.87	$0.36	$4.75	$5.11	$(0.35)	$(0.35)	$(0.70)	$25.28	25.17%	$3,454,165	1.05%	1.05%	1.57%	30%
B	20.54	0.16	4.68	4.84	(0.15)	(0.35)	(0.50)	24.88	24.08	98,179	2.00	1.95	0.71	30
C	20.45	0.19	4.65	4.84	(0.19)	(0.35)	(0.54)	24.75	24.26	411,405	1.79	1.79	0.83	30
I	20.80	0.41	4.74	5.15	(0.40)	(0.35)	(0.75)	25.20	25.48	1,581,081	0.83	0.83	1.79	30
R3	21.04	0.29	4.80	5.09	(0.29)	(0.35)	(0.64)	25.49	24.79	87,399	1.35	1.35	1.27	30
R4	21.12	0.37	4.82	5.19	(0.36)	(0.35)	(0.71)	25.60	25.21	139,811	1.05	1.05	1.58	30
R5	21.17	0.43	4.83	5.26	(0.42)	(0.35)	(0.77)	25.66	25.57	199,409	0.75	0.75	1.85	30
Y	21.18	0.46	4.83	5.29	(0.45)	(0.35)	(0.80)	25.67	25.68	1,596,519	0.65	0.65	1.99	30
For the Year Ended October 31, 2012(8)
A	$18.61	$0.34	$2.26	$2.60	$(0.34)	$—	$(0.34)	$20.87	14.07%	$2,942,844	1.08%	1.08%	1.69%	28%
B	18.32	0.17	2.21	2.38	(0.16)	—	(0.16)	20.54	13.03	108,710	2.02	1.95	0.84	28
C	18.25	0.18	2.22	2.40	(0.20)	—	(0.20)	20.45	13.20	340,069	1.82	1.82	0.94	28
I	18.56	0.40	2.23	2.63	(0.39)	—	(0.39)	20.80	14.30	1,341,707	0.81	0.81	1.96	28
R3	18.76	0.28	2.29	2.57	(0.29)	—	(0.29)	21.04	13.77	72,926	1.36	1.35	1.40	28
R4	18.84	0.34	2.29	2.63	(0.35)	—	(0.35)	21.12	14.04	122,160	1.05	1.05	1.68	28
R5	18.88	0.39	2.30	2.69	(0.40)	—	(0.40)	21.17	14.39	142,940	0.75	0.75	1.99	28
Y	18.88	0.41	2.31	2.72	(0.42)	—	(0.42)	21.18	14.55	1,556,898	0.65	0.65	2.08	28
122

Financial Highlights
The Hartford Equity Income Fund
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2016
A	$18.70	$0.36	$0.64	$1.00	$(0.33)	$(1.40)	$(1.73)	$17.97	6.13%	$1,676,572	1.04%	1.04%	2.03%	14%
B	18.72	0.34	0.64	0.98	(0.30)	(1.40)	(1.70)	18.00	6.01	6,930	1.18	1.18	1.95	14
C	18.61	0.23	0.65	0.88	(0.20)	(1.40)	(1.60)	17.89	5.45	452,909	1.76	1.76	1.30	14
I	18.62	0.39	0.66	1.05	(0.38)	(1.40)	(1.78)	17.89	6.45	966,338	0.78	0.78	2.25	14
R3	18.72	0.30	0.64	0.94	(0.27)	(1.40)	(1.67)	17.99	5.77	54,732	1.38	1.38	1.68	14
R4	18.74	0.35	0.65	1.00	(0.32)	(1.40)	(1.72)	18.02	6.14	76,745	1.07	1.07	1.98	14
R5	18.81	0.41	0.64	1.05	(0.37)	(1.40)	(1.77)	18.09	6.42	65,276	0.77	0.77	2.31	14
R6	18.84	0.42	0.66	1.08	(0.39)	(1.40)	(1.79)	18.13	6.57	14,551	0.67	0.67	2.38	14
Y	18.84	0.41	0.67	1.08	(0.39)	(1.40)	(1.79)	18.13	6.57	386,011	0.67	0.67	2.35	14
For the Year Ended October 31, 2015
A	$19.04	$0.35	$0.18	$0.53	$(0.35)	$(0.52)	$(0.87)	$18.70	2.95%	$1,757,486	1.02%	1.02%	1.87%	20%
B	19.05	0.33	0.18	0.51	(0.32)	(0.52)	(0.84)	18.72	2.82	13,915	1.16	1.16	1.75	20
C	18.96	0.21	0.18	0.39	(0.22)	(0.52)	(0.74)	18.61	2.18	461,099	1.76	1.76	1.12	20
I	18.97	0.40	0.17	0.57	(0.40)	(0.52)	(0.92)	18.62	3.18	835,297	0.76	0.76	2.13	20
R3	19.06	0.29	0.18	0.47	(0.29)	(0.52)	(0.81)	18.72	2.61	56,026	1.36	1.36	1.52	20
R4	19.08	0.34	0.18	0.52	(0.34)	(0.52)	(0.86)	18.74	2.92	74,473	1.06	1.06	1.82	20
R5	19.15	0.40	0.18	0.58	(0.40)	(0.52)	(0.92)	18.81	3.22	76,741	0.76	0.76	2.15	20
R6(5)	19.39	0.35	0.04	0.39	(0.42)	(0.52)	(0.94)	18.84	2.20(6)	13,902	0.69(7)	0.69(7)	1.93(7)	20
Y	19.19	0.42	0.17	0.59	(0.42)	(0.52)	(0.94)	18.84	3.26	246,177	0.66	0.66	2.22	20
For the Year Ended October 31, 2014
A	$17.83	$0.34	$1.76	$2.10	$(0.33)	$(0.56)	$(0.89)	$19.04	12.19%	$1,951,760	1.03%	1.03%	1.83%	13%
B	17.82	0.32	1.77	2.09	(0.30)	(0.56)	(0.86)	19.05	12.15	21,619	1.16	1.16	1.72	13
C	17.77	0.20	1.75	1.95	(0.20)	(0.56)	(0.76)	18.96	11.36	458,695	1.76	1.76	1.08	13
I	17.76	0.38	1.77	2.15	(0.38)	(0.56)	(0.94)	18.97	12.54	903,048	0.76	0.76	2.07	13
R3	17.85	0.27	1.77	2.04	(0.27)	(0.56)	(0.83)	19.06	11.81	58,349	1.37	1.37	1.47	13
R4	17.87	0.33	1.76	2.09	(0.32)	(0.56)	(0.88)	19.08	12.13	76,746	1.06	1.06	1.78	13
R5	17.93	0.38	1.78	2.16	(0.38)	(0.56)	(0.94)	19.15	12.47	91,827	0.76	0.76	2.08	13
Y	17.96	0.40	1.79	2.19	(0.40)	(0.56)	(0.96)	19.19	12.61	236,502	0.66	0.66	2.17	13
123

Financial Highlights
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2013
A	$14.81	$0.32	$3.23	$3.55	$(0.31)	$(0.22)	$(0.53)	$17.83	24.56%	$1,746,629	1.06%	1.06%	1.98%	17%
B	14.78	0.23	3.22	3.45	(0.19)	(0.22)	(0.41)	17.82	23.87	27,131	1.65	1.65	1.44	17
C	14.77	0.20	3.22	3.42	(0.20)	(0.22)	(0.42)	17.77	23.67	336,264	1.79	1.79	1.20	17
I	14.75	0.36	3.22	3.58	(0.35)	(0.22)	(0.57)	17.76	24.93	648,568	0.78	0.78	2.18	17
R3	14.83	0.27	3.23	3.50	(0.26)	(0.22)	(0.48)	17.85	24.17	47,928	1.38	1.38	1.62	17
R4	14.84	0.31	3.25	3.56	(0.31)	(0.22)	(0.53)	17.87	24.58	65,286	1.08	1.08	1.89	17
R5	14.88	0.35	3.27	3.62	(0.35)	(0.22)	(0.57)	17.93	24.99	72,270	0.77	0.77	2.06	17
Y	14.90	0.39	3.26	3.65	(0.37)	(0.22)	(0.59)	17.96	25.13	167,906	0.67	0.67	2.35	17
For the Year Ended October 31, 2012(8)
A	$12.93	$0.29	$1.89	$2.18	$(0.30)	$—	$(0.30)	$14.81	17.00%	$1,195,106	1.11%	1.11%	2.12%	27%
B	12.91	0.18	1.86	2.04	(0.14)	—	(0.14)	14.78	15.90	27,731	2.00	2.00	1.27	27
C	12.91	0.19	1.88	2.07	(0.21)	—	(0.21)	14.77	16.13	160,153	1.84	1.84	1.35	27
I	12.89	0.31	1.89	2.20	(0.34)	—	(0.34)	14.75	17.25	244,794	0.81	0.81	2.31	27
R3	12.96	0.24	1.90	2.14	(0.27)	—	(0.27)	14.83	16.63	23,077	1.42	1.42	1.72	27
R4	12.97	0.28	1.89	2.17	(0.30)	—	(0.30)	14.84	16.90	24,672	1.11	1.11	2.01	27
R5	12.99	0.32	1.91	2.23	(0.34)	—	(0.34)	14.88	17.33	8,931	0.82	0.82	2.48	27
Y	13.01	0.55	1.69	2.24	(0.35)	—	(0.35)	14.90	17.41	74,613	0.72	0.72	2.68	27
124

Financial Highlights
The Hartford Growth Opportunities Fund
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2016
A	$40.68	$(0.20)	$0.55	$0.35	$—	$(3.37)	$(3.37)	$37.66	1.04%	$1,747,532	1.14%	1.14%(12)	(0.55)%	117%
B	29.08	(0.37)	0.35	(0.02)	—	(3.37)	(3.37)	25.69	0.09	4,249	2.09	2.06(12)	(1.45)	117
C	29.37	(0.33)	0.36	0.03	—	(3.37)	(3.37)	26.03	0.28	420,107	1.89	1.89(12)	(1.29)	117
I	41.98	(0.12)	0.57	0.45	(0.06)	(3.37)	(3.43)	39.00	1.25	1,726,408	0.93	0.93(12)	(0.32)	117
R3	41.11	(0.33)	0.55	0.22	—	(3.37)	(3.37)	37.96	0.71	47,559	1.47	1.47(12)	(0.87)	117
R4	42.51	(0.22)	0.58	0.36	—	(3.37)	(3.37)	39.50	1.02	72,213	1.17	1.17(12)	(0.57)	117
R5	43.73	(0.08)	0.57	0.49	(0.07)	(3.37)	(3.44)	40.78	1.30	14,791	0.87	0.86(12)	(0.20)	117
R6	44.15	(0.07)	0.61	0.54	(0.11)	(3.37)	(3.48)	41.21	1.40	942	0.77	0.77(12)	(0.17)	117
Y	44.17	(0.08)	0.62	0.54	(0.11)	(3.37)	(3.48)	41.23	1.40	231,037	0.77	0.77(12)	(0.19)	117
For the Year Ended October 31, 2015
A	$43.76	$(0.17)	$4.82	$4.65	$—	$(7.73)	$(7.73)	$40.68	12.72%	$1,853,433	1.12%	1.12%	(0.42)%	93%
B	33.71	(0.39)	3.49	3.10	—	(7.73)	(7.73)	29.08	11.72	15,256	2.04	2.03	(1.32)	93
C	33.91	(0.34)	3.53	3.19	—	(7.73)	(7.73)	29.37	11.95	401,542	1.86	1.86	(1.17)	93
I	44.82	(0.09)	4.98	4.89	—	(7.73)	(7.73)	41.98	12.99	2,433,134	0.89	0.89	(0.21)	93
R3	44.25	(0.31)	4.90	4.59	—	(7.73)	(7.73)	41.11	12.39	44,347	1.45	1.45	(0.76)	93
R4	45.39	(0.19)	5.04	4.85	—	(7.73)	(7.73)	42.51	12.70	60,775	1.15	1.15	(0.45)	93
R5	46.36	(0.07)	5.17	5.10	—	(7.73)	(7.73)	43.73	13.02	123,897	0.84	0.84	(0.15)	93
R6(5)	47.09	(0.06)	4.85	4.79	—	(7.73)	(7.73)	44.15	12.16(6)	11	0.82(7)	0.82(7)	(0.14)(7)	93
Y	46.70	(0.04)	5.24	5.20	—	(7.73)	(7.73)	44.17	13.16	188,938	0.75	0.75	(0.09)	93
For the Year Ended October 31, 2014
A	$38.68	$(0.13)	$6.72	$6.59	$—	$(1.51)	$(1.51)	$43.76	17.63%	$1,497,082	1.15%	1.15%	(0.33)%	136%(13)
B	30.38	(0.37)	5.21	4.84	—	(1.51)	(1.51)	33.71	16.65	22,277	2.07	2.02	(1.18)	136(13)
C	30.51	(0.33)	5.24	4.91	—	(1.51)	(1.51)	33.91	16.81	251,628	1.88	1.88	(1.05)	136(13)
I	39.49	(0.04)	6.88	6.84	—	(1.51)	(1.51)	44.82	17.92	1,733,488	0.91	0.91	(0.09)	136(13)
R3	39.21	(0.26)	6.81	6.55	—	(1.51)	(1.51)	44.25	17.28	29,954	1.46	1.45	(0.62)	136(13)
R4	40.06	(0.14)	6.98	6.84	—	(1.51)	(1.51)	45.39	17.65	52,498	1.15	1.15	(0.32)	136(13)
R5	40.76	(0.02)	7.13	7.11	—	(1.51)	(1.51)	46.36	18.02	102,841	0.85	0.85	(0.05)	136(13)
Y	41.02	0.03	7.16	7.19	—	(1.51)	(1.51)	46.70	18.11	68,001	0.75	0.75	0.08	136(13)
125

Financial Highlights
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2013
A	$29.60	$(0.10)	$9.18	$9.08	$—	$—	$—	$38.68	30.68%	$982,699	1.19%	1.19%	(0.30)%	120%(14)
B	23.43	(0.28)	7.23	6.95	—	—	—	30.38	29.66	24,296	2.11	1.96	(1.05)	120(14)
C	23.52	(0.27)	7.26	6.99	—	—	—	30.51	29.72	176,392	1.90	1.90	(1.01)	120(14)
I	30.14	(0.01)	9.36	9.35	—	—	—	39.49	31.02	1,288,778	0.92	0.92	(0.03)	120(14)
R3	30.09	(0.19)	9.31	9.12	—	—	—	39.21	30.31	24,924	1.46	1.45	(0.56)	120(14)
R4	30.64	(0.09)	9.51	9.42	—	—	—	40.06	30.74	44,353	1.15	1.15	(0.25)	120(14)
R5	31.09	0.01	9.66	9.67	—	—	—	40.76	31.10	20,243	0.85	0.85	0.04	120(14)
Y	31.25	0.05	9.72	9.77	—	—	—	41.02	31.26	57,712	0.75	0.75	0.14	120(14)
For the Year Ended October 31, 2012
A	$25.98	$(0.15)	$3.77	$3.62	$—	$—	$—	$29.60	13.93%	$748,795	1.23%	1.21%	(0.54)%	116%
B	20.72	(0.28)	2.99	2.71	—	—	—	23.43	13.08	23,529	2.15	1.96	(1.29)	116
C	20.80	(0.28)	3.00	2.72	—	—	—	23.52	13.08	123,174	1.93	1.93	(1.26)	116
I	26.39	(0.08)	3.83	3.75	—	—	—	30.14	14.21	893,563	0.95	0.95	(0.28)	116
R3	26.48	(0.22)	3.83	3.61	—	—	—	30.09	13.63	17,259	1.48	1.45	(0.78)	116
R4	26.89	(0.14)	3.89	3.75	—	—	—	30.64	13.95	38,458	1.16	1.15	(0.47)	116
R5	27.20	(0.05)	3.94	3.89	—	—	—	31.09	14.30	14,935	0.86	0.85	(0.17)	116
Y	27.32	(0.03)	3.96	3.93	—	—	—	31.25	14.39	46,782	0.76	0.76	(0.09)	116
126

Financial Highlights
The Hartford Healthcare Fund
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2016
A	$38.70	$(0.12)	$(2.52)	$(2.64)	$(0.55)	$(4.55)	$(5.10)	$30.96	(8.11)%	$757,038	1.33%	1.33%	(0.36)%	35%
B	33.41	(0.36)	(2.15)	(2.51)	(0.13)	(4.55)	(4.68)	26.22	(8.94)	2,056	2.24	2.22	(1.26)	35
C	33.73	(0.31)	(2.15)	(2.46)	(0.38)	(4.55)	(4.93)	26.34	(8.78)	254,009	2.06	2.06	(1.10)	35
I	39.98	(0.03)	(2.61)	(2.64)	(0.64)	(4.55)	(5.19)	32.15	(7.86)	228,463	1.07	1.07	(0.09)	35
R3	39.69	(0.22)	(2.61)	(2.83)	(0.44)	(4.55)	(4.99)	31.87	(8.38)	43,993	1.62	1.62	(0.66)	35
R4	41.01	(0.13)	(2.69)	(2.82)	(0.54)	(4.55)	(5.09)	33.10	(8.09)	38,273	1.32	1.32	(0.36)	35
R5	42.22	(0.02)	(2.79)	(2.81)	(0.63)	(4.55)	(5.18)	34.23	(7.82)	5,342	1.03	1.03	(0.06)	35
Y	42.54	0.02	(2.80)	(2.78)	(0.67)	(4.55)	(5.22)	34.54	(7.72)	51,125	0.92	0.92	0.05	35
For the Year Ended October 31, 2015
A	$36.60	$(0.18)	$4.77	$4.59	$—	$(2.49)	$(2.49)	$38.70	13.19%	$914,414	1.28%	1.28%	(0.46)%	39%
B	32.18	(0.46)	4.18	3.72	—	(2.49)	(2.49)	33.41	12.23	6,239	2.15	2.15	(1.35)	39
C	32.42	(0.41)	4.21	3.80	—	(2.49)	(2.49)	33.73	12.40	310,668	2.02	2.02	(1.19)	39
I	37.63	(0.07)	4.91	4.84	—	(2.49)	(2.49)	39.98	13.51	266,553	1.01	1.01	(0.18)	39
R3	37.58	(0.31)	4.91	4.60	—	(2.49)	(2.49)	39.69	12.85	59,135	1.61	1.61	(0.78)	39
R4	38.64	(0.20)	5.06	4.86	—	(2.49)	(2.49)	41.01	13.19	51,253	1.30	1.30	(0.48)	39
R5	39.60	(0.08)	5.19	5.11	—	(2.49)	(2.49)	42.22	13.52	5,326	1.01	1.01	(0.18)	39
Y	39.85	(0.03)	5.21	5.18	—	(2.49)	(2.49)	42.54	13.64	8,834	0.90	0.90	(0.08)	39
For the Year Ended October 31, 2014
A	$28.05	$(0.13)	$8.68	$8.55	$—	$—	$—	$36.60	30.48%	$599,010	1.33%	1.33%	(0.40)%	28%
B	24.88	(0.36)	7.66	7.30	—	—	—	32.18	29.34	11,303	2.20	2.20	(1.27)	28
C	25.03	(0.32)	7.71	7.39	—	—	—	32.42	29.52	176,581	2.06	2.06	(1.13)	28
I	28.76	(0.04)	8.91	8.87	—	—	—	37.63	30.84	137,450	1.05	1.05	(0.12)	28
R3	28.89	(0.24)	8.93	8.69	—	—	—	37.58	30.08	40,482	1.64	1.64	(0.71)	28
R4	29.62	(0.14)	9.16	9.02	—	—	—	38.64	30.45	29,530	1.34	1.34	(0.41)	28
R5	30.27	(0.04)	9.37	9.33	—	—	—	39.60	30.82	2,323	1.05	1.05	(0.12)	28
Y	30.42	—	9.43	9.43	—	—	—	39.85	31.00	6,081	0.94	0.94	—	28
127

Financial Highlights
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2013
A	$20.11	$(0.06)	$8.00	$7.94	$—	$—	$—	$28.05	39.48%	$415,323	1.40%	1.40%	(0.24)%	32%
B	17.99	(0.23)	7.12	6.89	—	—	—	24.88	38.30	14,697	2.29	2.26	(1.08)	32
C	18.07	(0.21)	7.17	6.96	—	—	—	25.03	38.52	116,641	2.11	2.11	(0.95)	32
I	20.55	0.01	8.20	8.21	—	—	—	28.76	39.95	79,005	1.08	1.08	0.06	32
R3	20.77	(0.13)	8.25	8.12	—	—	—	28.89	39.09	24,914	1.66	1.65	(0.51)	32
R4	21.22	(0.05)	8.45	8.40	—	—	—	29.62	39.59	17,817	1.36	1.35	(0.20)	32
R5	21.62	0.05	8.60	8.65	—	—	—	30.27	40.01	1,267	1.08	1.05	0.19	32
Y	21.71	0.05	8.66	8.71	—	—	—	30.42	40.12	4,056	0.96	0.96	0.20	32
For the Year Ended October 31, 2012(8)
A	$16.80	$—	$3.31	$3.31	$—	$—	$—	$20.11	19.70%	$276,741	1.47%	1.47%	—%	46%
B	15.15	(0.17)	3.01	2.84	—	—	—	17.99	18.75	14,015	2.38	2.28	(0.84)	46
C	15.20	(0.12)	2.99	2.87	—	—	—	18.07	18.88	73,728	2.17	2.17	(0.71)	46
I	17.10	0.07	3.38	3.45	—	—	—	20.55	20.18	38,199	1.11	1.11	0.35	46
R3	17.38	(0.02)	3.41	3.39	—	—	—	20.77	19.51	12,521	1.69	1.65	(0.15)	46
R4	17.70	0.02	3.50	3.52	—	—	—	21.22	19.89	12,363	1.38	1.35	0.11	46
R5	17.98	0.08	3.56	3.64	—	—	—	21.62	20.24	2,489	1.09	1.05	0.43	46
Y	18.05	0.10	3.56	3.66	—	—	—	21.71	20.28	3,252	0.98	0.98	0.48	46
128

Financial Highlights
The Hartford MidCap Fund
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2016
A	$26.47	$(0.07)	$(0.22)	$(0.29)	$—	$(1.93)	$(1.93)	$24.25	(0.79)%	$2,041,826	1.17%	1.17%	(0.29)%	31%
B	20.13	(0.21)	(0.19)	(0.40)	—	(1.93)	(1.93)	17.80	(1.66)	16,842	2.06	2.06	(1.16)	31
C	20.73	(0.18)	(0.20)	(0.38)	—	(1.93)	(1.93)	18.42	(1.50)	611,311	1.89	1.89	(1.01)	31
I	26.96	(0.04)	(0.20)	(0.24)	—	(1.93)	(1.93)	24.79	(0.57)	1,725,700	1.02	1.02	(0.18)	31
R3	29.20	(0.16)	(0.23)	(0.39)	—	(1.93)	(1.93)	26.88	(1.07)	71,711	1.48	1.48	(0.59)	31
R4	29.93	(0.08)	(0.23)	(0.31)	—	(1.93)	(1.93)	27.69	(0.76)	165,137	1.18	1.18	(0.30)	31
R5	30.39	—	(0.22)	(0.22)	—	(1.93)	(1.93)	28.24	(0.47)	193,533	0.87	0.87	—	31
R6	30.58	—	(0.20)	(0.20)	—	(1.93)	(1.93)	28.45	(0.36)	26,352	0.77	0.77	0.01	31
Y	30.57	0.03	(0.23)	(0.20)	—	(1.93)	(1.93)	28.44	(0.36)	1,490,965	0.77	0.77	0.10	31
For the Year Ended October 31, 2015
A	$27.38	$(0.09)	$1.85	$1.76	$—	$(2.67)	$(2.67)	$26.47	7.28%	$2,048,529	1.14%	1.14%	(0.35)%	29%
B	21.65	(0.25)	1.40	1.15	—	(2.67)	(2.67)	20.13	6.28	24,665	2.03	2.03	(1.22)	29
C	22.18	(0.23)	1.45	1.22	—	(2.67)	(2.67)	20.73	6.46	626,345	1.88	1.88	(1.09)	29
I	27.78	(0.02)	1.87	1.85	—	(2.67)	(2.67)	26.96	7.52	702,566	0.87	0.87	(0.09)	29
R3	30.02	(0.20)	2.05	1.85	—	(2.67)	(2.67)	29.20	6.91	76,925	1.47	1.47	(0.69)	29
R4	30.61	(0.11)	2.10	1.99	—	(2.67)	(2.67)	29.93	7.26	135,698	1.16	1.16	(0.39)	29
R5	30.96	(0.03)	2.13	2.10	—	(2.67)	(2.67)	30.39	7.59	164,879	0.86	0.86	(0.09)	29
R6(5)	31.11	(0.04)	2.18	2.14	—	(2.67)	(2.67)	30.58	7.65(6)	1,230	0.77(7)	0.77(7)	(0.13)(7)	29
Y	31.10	0.01	2.13	2.14	—	(2.67)	(2.67)	30.57	7.66	1,201,917	0.76	0.76	0.04	29
For the Year Ended October 31, 2014
A	$25.67	$(0.10)	$3.82	$3.72	$—	$(2.01)	$(2.01)	$27.38	15.57%	$1,891,075	1.15%	1.15%	(0.40)%	34%
B	20.88	(0.27)	3.05	2.78	—	(2.01)	(2.01)	21.65	14.56	29,446	2.05	2.05	(1.29)	34
C	21.30	(0.24)	3.13	2.89	—	(2.01)	(2.01)	22.18	14.81	544,154	1.88	1.88	(1.13)	34
I	25.95	(0.04)	3.88	3.84	—	(2.01)	(2.01)	27.78	15.89	550,720	0.90	0.90	(0.17)	34
R3	28.03	(0.21)	4.21	4.00	—	(2.01)	(2.01)	30.02	15.24	56,403	1.47	1.47	(0.72)	34
R4	28.47	(0.12)	4.27	4.15	—	(2.01)	(2.01)	30.61	15.55	94,232	1.16	1.16	(0.41)	34
R5	28.69	(0.03)	4.31	4.28	—	(2.01)	(2.01)	30.96	15.91	110,364	0.86	0.86	(0.11)	34
Y	28.77	(0.01)	4.35	4.34	—	(2.01)	(2.01)	31.10	16.08	1,078,695	0.76	0.76	(0.02)	34
129

Financial Highlights
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2013
A	$20.44	$(0.03)	$6.56	$6.53	$—	$(1.30)	$(1.30)	$25.67	34.17%	$1,847,041	1.20%	1.20%	(0.14)%	38%
B	17.00	(0.18)	5.36	5.18	—	(1.30)	(1.30)	20.88	33.01	33,232	2.11	2.07	(1.00)	38
C	17.29	(0.16)	5.47	5.31	—	(1.30)	(1.30)	21.30	33.21	474,663	1.91	1.91	(0.85)	38
I	20.65	0.02	6.63	6.65	(0.05)	(1.30)	(1.35)	25.95	34.48	277,953	0.96	0.96	0.09	38
R3	22.25	(0.10)	7.18	7.08	—	(1.30)	(1.30)	28.03	33.80	47,837	1.48	1.48	(0.43)	38
R4	22.51	(0.03)	7.29	7.26	—	(1.30)	(1.30)	28.47	34.24	77,603	1.17	1.17	(0.13)	38
R5	22.69	0.04	7.33	7.37	(0.07)	(1.30)	(1.37)	28.69	34.60	91,163	0.87	0.87	0.17	38
Y	22.75	0.07	7.34	7.41	(0.09)	(1.30)	(1.39)	28.77	34.73	872,297	0.77	0.77	0.28	38
For the Year Ended October 31, 2012
A	$20.67	$0.05	$2.22	$2.27	$—	$(2.50)	$(2.50)	$20.44	13.47%	$1,536,203	1.23%	1.23%	0.25%	45%
B	17.77	(0.10)	1.83	1.73	—	(2.50)	(2.50)	17.00	12.50	30,803	2.16	2.08	(0.62)	45
C	18.01	(0.08)	1.86	1.78	—	(2.50)	(2.50)	17.29	12.63	380,413	1.93	1.93	(0.45)	45
I	20.85	0.09	2.25	2.34	(0.04)	(2.50)	(2.54)	20.65	13.78	213,875	0.99	0.99	0.48	45
R3	22.32	—	2.43	2.43	—	(2.50)	(2.50)	22.25	13.16	37,776	1.49	1.49	(0.01)	45
R4	22.49	0.06	2.46	2.52	—	(2.50)	(2.50)	22.51	13.50	57,799	1.18	1.18	0.29	45
R5	22.66	0.13	2.47	2.60	(0.07)	(2.50)	(2.57)	22.69	13.85	66,039	0.88	0.88	0.59	45
Y	22.71	0.15	2.48	2.63	(0.09)	(2.50)	(2.59)	22.75	13.98	642,084	0.78	0.78	0.70	45
130

Financial Highlights
The Hartford MidCap Value Fund
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2016
A	$15.11	$0.03	$(0.03)	$—	$(0.02)	$(1.11)	$(1.13)	$13.98	0.18%	$246,023	1.30%	1.30%(15)	0.18%	56%
B	13.15	(0.07)	(0.03)	(0.10)	—	(1.11)	(1.11)	11.94	(0.57)	637	2.42	2.12(15)	(0.63)	56
C	13.09	(0.06)	(0.02)	(0.08)	—	(1.11)	(1.11)	11.90	(0.42)	35,965	2.02	2.02(15)	(0.54)	56
I	15.22	0.05	(0.01)	0.04	(0.06)	(1.11)	(1.17)	14.09	0.48	83,155	1.06	1.06(15)	0.39	56
R3	15.82	(0.01)	(0.03)	(0.04)	—	(1.11)	(1.11)	14.67	(0.07)	11,396	1.56	1.56(15)	(0.07)	56
R4	15.99	0.03	(0.02)	0.01	(0.02)	(1.11)	(1.13)	14.87	0.30	13,448	1.25	1.25(15)	0.23	56
R5	16.15	0.08	(0.03)	0.05	(0.06)	(1.11)	(1.17)	15.03	0.54	9,831	0.95	0.95(15)	0.52	56
Y	16.19	0.09	(0.03)	0.06	(0.07)	(1.11)	(1.18)	15.07	0.63	79,990	0.85	0.85(15)	0.63	56
For the Year Ended October 31, 2015
A	$16.73	$0.02	$0.25	$0.27	$(0.02)	$(1.87)	$(1.89)	$15.11	2.28%	$229,953	1.25%	1.25%	0.11%	33%
B	14.91	(0.10)	0.21	0.11	—	(1.87)	(1.87)	13.15	1.37	1,417	2.28	2.09	(0.75)	33
C	14.84	(0.08)	0.20	0.12	—	(1.87)	(1.87)	13.09	1.45	41,149	1.97	1.97	(0.62)	33
I	16.85	0.07	0.25	0.32	(0.08)	(1.87)	(1.95)	15.22	2.57	29,987	0.92	0.92	0.42	33
R3	17.45	(0.03)	0.27	0.24	—	(1.87)	(1.87)	15.82	1.97	10,204	1.52	1.52	(0.19)	33
R4	17.61	0.02	0.27	0.29	(0.04)	(1.87)	(1.91)	15.99	2.26	11,711	1.21	1.21	0.15	33
R5	17.75	0.07	0.28	0.35	(0.08)	(1.87)	(1.95)	16.15	2.62	7,564	0.92	0.92	0.44	33
Y	17.78	0.09	0.28	0.37	(0.09)	(1.87)	(1.96)	16.19	2.73	158,691	0.81	0.81	0.54	33
For the Year Ended October 31, 2014
A	$16.44	$0.03	$1.81	$1.84	$—	$(1.55)	$(1.55)	$16.73	12.32%	$222,876	1.27%	1.27%	0.19%	43%
B	14.93	(0.09)	1.62	1.53	—	(1.55)	(1.55)	14.91	11.41	2,156	2.28	2.10	(0.63)	43
C	14.85	(0.08)	1.62	1.54	—	(1.55)	(1.55)	14.84	11.56	41,382	1.99	1.99	(0.53)	43
I	16.49	0.09	1.82	1.91	—	(1.55)	(1.55)	16.85	12.75	37,414	0.92	0.92	0.53	43
R3	17.12	(0.01)	1.89	1.88	—	(1.55)	(1.55)	17.45	12.05	10,187	1.53	1.53	(0.08)	43
R4	17.21	0.04	1.91	1.95	—	(1.55)	(1.55)	17.61	12.42	9,476	1.22	1.22	0.22	43
R5	17.29	0.09	1.92	2.01	—	(1.55)	(1.55)	17.75	12.73	2,851	0.93	0.93	0.52	43
Y	17.31	0.11	1.91	2.02	—	(1.55)	(1.55)	17.78	12.79	166,729	0.82	0.82	0.63	43
131

Financial Highlights
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2013
A	$12.58	$0.02	$3.97	$3.99	$(0.13)	$—	$(0.13)	$16.44	32.01%	$207,552	1.31%	1.31%	0.11%	59%
B	11.40	(0.09)	3.62	3.53	—	—	—	14.93	30.96	2,819	2.33	2.10	(0.68)	59
C	11.38	(0.08)	3.60	3.52	(0.05)	—	(0.05)	14.85	31.07	38,067	2.01	2.01	(0.60)	59
I	12.62	0.06	3.99	4.05	(0.18)	—	(0.18)	16.49	32.49	18,791	0.96	0.96	0.43	59
R3	13.12	(0.02)	4.15	4.13	(0.13)	—	(0.13)	17.12	31.68	5,089	1.53	1.53	(0.12)	59
R4	13.17	0.03	4.16	4.19	(0.15)	—	(0.15)	17.21	32.11	4,903	1.22	1.22	0.18	59
R5	13.23	0.06	4.19	4.25	(0.19)	—	(0.19)	17.29	32.46	1,309	0.93	0.93	0.38	59
Y	13.24	0.09	4.18	4.27	(0.20)	—	(0.20)	17.31	32.64	150,335	0.82	0.82	0.60	59
For the Year Ended October 31, 2012
A	$10.75	$0.08	$1.80	$1.88	$(0.05)	$—	$(0.05)	$12.58	17.55%	$159,104	1.38%	1.35%	0.67%	59%
B	9.77	(0.02)	1.65	1.63	—	—	—	11.40	16.88	2,813	2.38	2.10	(0.21)	59
C	9.74	—	1.64	1.64	—	—	—	11.38	16.84	28,522	2.06	2.06	(0.05)	59
I	10.79	0.12	1.81	1.93	(0.10)	—	(0.10)	12.62	18.02	5,296	1.00	1.00	1.06	59
R3	11.23	0.06	1.88	1.94	(0.05)	—	(0.05)	13.12	17.41	3,514	1.55	1.55	0.50	59
R4	11.28	0.10	1.88	1.98	(0.09)	—	(0.09)	13.17	17.70	2,735	1.25	1.25	0.79	59
R5	11.31	0.14	1.88	2.02	(0.10)	—	(0.10)	13.23	18.07	311	0.96	0.95	1.14	59
Y	11.31	0.15	1.89	2.04	(0.11)	—	(0.11)	13.24	18.22	136,388	0.84	0.84	1.24	59
132

Financial Highlights
Hartford Small Cap Core Fund
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2016
A	$12.35	$0.10	$(0.15)(20)	$(0.05)	$(0.02)	$(0.72)	$(0.74)	$11.56	(0.22)%	$46,270	1.35%	1.31%(16)	0.85%	94%
B	11.58	0.01	(0.14)(20)	(0.13)	—	(0.72)	(0.72)	10.73	(0.93)	798	2.25	2.06(16)	0.10	94
C	11.43	0.01	(0.14)(20)	(0.13)	—	(0.72)	(0.72)	10.58	(0.94)	10,410	2.08	2.06(16)	0.11	94
I	12.38	0.13	(0.15)(20)	(0.02)	(0.06)	(0.72)	(0.78)	11.58	0.05	2,582	1.01	1.00(16)	1.17	94
R3	12.67	0.08	(0.16)(20)	(0.08)	—	(0.72)	(0.72)	11.87	(0.43)	734	1.61	1.51(16)	0.65	94
R4	12.72	0.11	(0.15)(20)	(0.04)	(0.02)	(0.72)	(0.74)	11.94	(0.09)	267	1.30	1.21(16)	0.96	94
R5	12.78	0.13	(0.14)(20)	(0.01)	(0.09)	(0.72)	(0.81)	11.96	0.16	44	1.00	0.91(16)	1.08	94
Y	12.77	0.16	(0.15)(20)	0.01	(0.06)	(0.72)	(0.78)	12.00	0.31	110,028	0.88	0.86(16)	1.36	94
For the Year Ended October 31, 2015
A	$13.89	$0.11	$(0.28)	$(0.17)	$(0.08)	$(1.29)	$(1.37)	$12.35	(1.17)%	$51,249	1.40%	1.29%	0.85%	112%
B	13.12	0.01	(0.26)	(0.25)	—	(1.29)	(1.29)	11.58	(1.92)	1,792	2.28	2.05	0.12	112
C	12.96	0.01	(0.25)	(0.24)	—	(1.29)	(1.29)	11.43	(1.86)	12,905	2.14	2.04	0.10	112
I(10)	13.40	0.08	(1.10)	(1.02)	—	—	—	12.38	(7.61)(6)	2,429	1.12(7)	0.99(7)	1.01(7)	112
R3	14.21	0.09	(0.28)	(0.19)	(0.06)	(1.29)	(1.35)	12.67	(1.29)	830	1.70	1.50	0.64	112
R4	14.26	0.13	(0.27)	(0.14)	(0.11)	(1.29)	(1.40)	12.72	(0.97)	608	1.37	1.20	0.94	112
R5	14.32	0.17	(0.29)	(0.12)	(0.13)	(1.29)	(1.42)	12.78	(0.75)	218	1.06	0.90	1.23	112
Y	14.31	0.16	(0.27)	(0.11)	(0.14)	(1.29)	(1.43)	12.77	(0.71)	1,312	0.96	0.85	1.23	112
For the Year Ended October 31, 2014
A	$14.77	$0.10	$1.11	$1.21	$(0.14)	$(1.95)	$(2.09)	$13.89	9.22%	$54,722	1.41%	1.30%	0.75%	116%
B	14.06	—	1.05	1.05	(0.04)	(1.95)	(1.99)	13.12	8.39	3,119	2.32	2.05	0.01	116
C	13.94	—	1.03	1.03	(0.06)	(1.95)	(2.01)	12.96	8.39	13,603	2.16	2.05	—	116
R3	15.10	0.07	1.14	1.21	(0.15)	(1.95)	(2.10)	14.21	8.99	587	1.70	1.50	0.53	116
R4	15.10	0.11	1.14	1.25	(0.14)	(1.95)	(2.09)	14.26	9.31	516	1.37	1.20	0.81	116
R5	15.16	0.16	1.14	1.30	(0.19)	(1.95)	(2.14)	14.32	9.62	204	1.05	0.90	1.14	116
Y	15.14	0.17	1.14	1.31	(0.19)	(1.95)	(2.14)	14.31	9.75	247	0.96	0.85	1.20	116
For the Year Ended October 31, 2013
A	$11.21	$0.19	$3.50	$3.69	$(0.13)	$—	$(0.13)	$14.77	33.23%	$51,393	1.43%	1.30%	1.48%	140%
B	10.68	0.09	3.34	3.43	(0.05)	—	(0.05)	14.06	32.21	4,337	2.35	2.05	0.77	140
C	10.60	0.09	3.30	3.39	(0.05)	—	(0.05)	13.94	32.12	12,315	2.18	2.05	0.73	140
R3	11.47	0.14	3.61	3.75	(0.12)	—	(0.12)	15.10	32.93	598	1.68	1.50	1.05	140
R4	11.48	0.23	3.55	3.78	(0.16)	—	(0.16)	15.10	33.25	172	1.34	1.20	1.75	140
R5	11.51	0.25	3.58	3.83	(0.18)	—	(0.18)	15.16	33.71	169	1.04	0.90	1.87	140
Y	11.51	0.29	3.53	3.82	(0.19)	—	(0.19)	15.14	33.59	224	0.93	0.85	2.33	140
133

Financial Highlights
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2012(8)
A	$10.10	$0.08	$1.03	$1.11	$—	$—	$—	$11.21	10.99%	$41,266	1.44%	1.30%	0.69%	121%
B	9.69	(0.01)	1.00	0.99	—	—	—	10.68	10.22	4,391	2.38	2.05	(0.06)	121
C	9.62	(0.01)	0.99	0.98	—	—	—	10.60	10.19	9,624	2.21	2.05	(0.06)	121
R3	10.35	0.05	1.07	1.12	—	—	—	11.47	10.82	144	1.65	1.50	0.52	121
R4	10.36	0.09	1.06	1.15	(0.03)	—	(0.03)	11.48	11.11	262	1.35	1.20	0.90	121
R5	10.36	0.12	1.07	1.19	(0.04)	—	(0.04)	11.51	11.48	127	1.03	0.90	1.11	121
Y	10.36	0.23	0.96	1.19	(0.04)	—	(0.04)	11.51	11.49	20,243	0.90	0.85	1.01	121
134

Financial Highlights
The Hartford Small Cap Growth Fund
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2016
A	$48.56	$(0.19)	$0.11(20)	$(0.08)	$—	$(3.93)	$(3.93)	$44.55	0.02%	$197,738	1.25%	1.25%	(0.44)%	45%
B	39.35	(0.43)	0.05(20)	(0.38)	—	(3.93)	(3.93)	35.04	(0.84)	606	2.35	2.09	(1.23)	45
C	39.03	(0.39)	0.07(20)	(0.32)	—	(3.93)	(3.93)	34.78	(0.65)	37,807	1.94	1.94	(1.13)	45
I	49.68	(0.07)	0.11(20)	0.04	—	(3.93)	(3.93)	45.79	0.28	137,606	0.99	0.99	(0.16)	45
R3	48.54	(0.30)	0.11(20)	(0.19)	—	(3.93)	(3.93)	44.42	(0.24)	12,708	1.51	1.51	(0.70)	45
R4	49.87	(0.18)	0.14(20)	(0.04)	—	(3.93)	(3.93)	45.90	0.09	66,273	1.19	1.19	(0.39)	45
R5	51.35	(0.04)	0.14(20)	0.10	—	(3.93)	(3.93)	47.52	0.40	102,166	0.89	0.89	(0.09)	45
R6	51.73	(0.04)	0.18(20)	0.14	—	(3.93)	(3.93)	47.94	0.46	4,072	0.79	0.79	(0.09)	45
Y	51.78	0.01	0.14(20)	0.15	—	(3.93)	(3.93)	48.00	0.50	290,401	0.79	0.79	0.01	45
For the Year Ended October 31, 2015
A	$48.63	$(0.20)	$2.25	$2.05	$—	$(2.12)	$(2.12)	$48.56	4.37%	$243,999	1.21%	1.21%	(0.40)%	70%
B	40.12	(0.48)	1.83	1.35	—	(2.12)	(2.12)	39.35	3.54	1,500	2.20	2.03	(1.18)	70
C	39.77	(0.45)	1.83	1.38	—	(2.12)	(2.12)	39.03	3.62	49,549	1.91	1.91	(1.11)	70
I	49.55	(0.06)	2.31	2.25	—	(2.12)	(2.12)	49.68	4.70	209,184	0.92	0.92	(0.13)	70
R3	48.74	(0.36)	2.28	1.92	—	(2.12)	(2.12)	48.54	4.10	16,184	1.48	1.48	(0.70)	70
R4	49.86	(0.20)	2.33	2.13	—	(2.12)	(2.12)	49.87	4.44	74,037	1.17	1.17	(0.38)	70
R5	51.13	(0.05)	2.39	2.34	—	(2.12)	(2.12)	51.35	4.74	115,719	0.87	0.87	(0.10)	70
R6(5)	51.80	(0.02)	2.07	2.05	—	(2.12)	(2.12)	51.73	4.13(6)	14	0.87(7)	0.87(7)	(0.05)(7)	70
Y	51.49	0.01	2.40	2.41	—	(2.12)	(2.12)	51.78	4.84	314,145	0.77	0.77	0.02	70
For the Year Ended October 31, 2014
A	$47.96	$(0.26)	$4.36	$4.10	$—	$(3.43)	$(3.43)	$48.63	9.02%	$239,697	1.28%	1.28%	(0.55)%	61%
B	40.45	(0.54)	3.64	3.10	—	(3.43)	(3.43)	40.12	8.16	2,695	2.26	2.11	(1.36)	61
C	40.08	(0.49)	3.61	3.12	—	(3.43)	(3.43)	39.77	8.30	44,184	1.97	1.97	(1.24)	61
I	48.67	(0.12)	4.43	4.31	—	(3.43)	(3.43)	49.55	9.34	114,450	0.97	0.97	(0.25)	61
R3	48.17	(0.38)	4.38	4.00	—	(3.43)	(3.43)	48.74	8.76	8,744	1.53	1.53	(0.81)	61
R4	49.06	(0.25)	4.48	4.23	—	(3.43)	(3.43)	49.86	9.09	47,028	1.22	1.22	(0.52)	61
R5	50.07	(0.11)	4.60	4.49	—	(3.43)	(3.43)	51.13	9.45	39,856	0.91	0.91	(0.22)	61
Y	50.36	(0.05)	4.61	4.56	—	(3.43)	(3.43)	51.49	9.54	213,384	0.81	0.81	(0.10)	61
135

Financial Highlights
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2013
A	$34.72	$(0.15)	$13.39	$13.24	$—	$—	$—	$47.96	38.13%	$226,795	1.40%	1.40%	(0.37)%	90%
B	29.50	(0.36)	11.31	10.95	—	—	—	40.45	37.12	4,552	2.40	2.15	(1.05)	90
C	29.21	(0.40)	11.27	10.87	—	—	—	40.08	37.21	33,255	2.08	2.08	(1.13)	90
I	35.10	(0.05)	13.62	13.57	—	—	—	48.67	38.66	71,601	1.04	1.04	(0.13)	90
R3	34.93	(0.26)	13.50	13.24	—	—	—	48.17	37.90	8,280	1.59	1.59	(0.62)	90
R4	35.47	(0.19)	13.78	13.59	—	—	—	49.06	38.31	17,412	1.27	1.27	(0.44)	90
R5	36.10	(0.10)	14.07	13.97	—	—	—	50.07	38.70	3,579	0.97	0.97	(0.22)	90
Y	36.27	0.03	14.06	14.09	—	—	—	50.36	38.85	121,003	0.87	0.87	0.07	90
For the Year Ended October 31, 2012
A	$31.27	$(0.22)	$3.67	$3.45	$—	$—	$—	$34.72	11.03%	$154,415	1.48%	1.40%	(0.65)%	73%
B	26.77	(0.40)	3.13	2.73	—	—	—	29.50	10.20	4,747	2.44	2.15	(1.41)	73
C	26.51	(0.40)	3.10	2.70	—	—	—	29.21	10.18	13,343	2.17	2.15	(1.40)	73
I	31.52	(0.11)	3.69	3.58	—	—	—	35.10	11.36	20,730	1.11	1.11	(0.33)	73
R3	31.53	(0.27)	3.67	3.40	—	—	—	34.93	11.78	3,672	1.67	1.60	(0.80)	73
R4	31.91	(0.19)	3.75	3.56	—	—	—	35.47	11.16	4,053	1.32	1.30	(0.54)	73
R5	32.38	(0.08)	3.80	3.72	—	—	—	36.10	11.49	345	1.05	1.00	(0.24)	73
Y	32.51	(0.06)	3.82	3.76	—	—	—	36.27	11.57	41,745	0.89	0.89	(0.18)	73
136

Financial Highlights
The Hartford Small Company Fund
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2016
A	$19.36	$(0.14)	$(0.90)	$(1.04)	$—	$(2.58)	$(2.58)	$15.74	(5.73)%	$262,618	1.45%	1.43%(17)	(0.87)%	81%
B	15.08	(0.19)	(0.69)	(0.88)	—	(2.58)	(2.58)	11.62	(6.40)	862	2.46	2.17(17)	(1.59)	81
C	15.06	(0.19)	(0.69)	(0.88)	—	(2.58)	(2.58)	11.60	(6.41)	25,586	2.14	2.14(17)	(1.58)	81
I	20.04	(0.10)	(0.93)	(1.03)	—	(2.58)	(2.58)	16.43	(5.45)	41,881	1.24	1.18(17)	(0.61)	81
R3	20.77	(0.18)	(0.96)	(1.14)	—	(2.58)	(2.58)	17.05	(5.83)	29,662	1.62	1.58(17)	(1.02)	81
R4	21.61	(0.13)	(1.01)	(1.14)	—	(2.58)	(2.58)	17.89	(5.58)	27,834	1.31	1.28(17)	(0.71)	81
R5	22.37	(0.07)	(1.05)	(1.12)	—	(2.58)	(2.58)	18.67	(5.27)	5,283	1.00	0.97(17)	(0.37)	81
R6	22.69	(0.06)	(1.06)	(1.12)	—	(2.58)	(2.58)	18.99	(5.18)	9	0.90	0.90(17)	(0.34)	81
Y	22.69	(0.06)	(1.06)	(1.12)	—	(2.58)	(2.58)	18.99	(5.18)	98,620	0.90	0.90(17)	(0.33)	81
For the Year Ended October 31, 2015
A	$24.83	$(0.17)	$(1.21)	$(1.38)	$—	$(4.09)	$(4.09)	$19.36	(6.22)%	$327,509	1.34%	1.34%	(0.77)%	96%
B	20.40	(0.27)	(0.96)	(1.23)	—	(4.09)	(4.09)	15.08	(6.98)	2,531	2.30	2.13	(1.56)	96
C	20.36	(0.25)	(0.96)	(1.21)	—	(4.09)	(4.09)	15.06	(6.87)	35,455	2.04	2.04	(1.47)	96
I	25.51	(0.12)	(1.26)	(1.38)	—	(4.09)	(4.09)	20.04	(6.03)	69,569	1.11	1.11	(0.55)	96
R3	26.39	(0.23)	(1.30)	(1.53)	—	(4.09)	(4.09)	20.77	(6.46)	35,865	1.54	1.54	(0.98)	96
R4	27.21	(0.17)	(1.34)	(1.51)	—	(4.09)	(4.09)	21.61	(6.15)	41,922	1.24	1.24	(0.68)	96
R5	27.95	(0.09)	(1.40)	(1.49)	—	(4.09)	(4.09)	22.37	(5.88)	30,053	0.97	0.95	(0.35)	96
R6(5)	28.20	(0.08)	(1.34)	(1.42)	—	(4.09)	(4.09)	22.69	(5.56)(6)	9	0.91(7)	0.90(7)	(0.32)(7)	96
Y	28.27	(0.07)	(1.42)	(1.49)	—	(4.09)	(4.09)	22.69	(5.80)	279,594	0.85	0.85	(0.28)	96
For the Year Ended October 31, 2014
A	$24.58	$(0.24)	$3.26	$3.02	$—	$(2.77)	$(2.77)	$24.83	13.49%	$355,056	1.34%	1.34%	(1.01)%	92%
B	20.82	(0.36)	2.71	2.35	—	(2.77)	(2.77)	20.40	12.61	4,730	2.29	2.15	(1.80)	92
C	20.77	(0.34)	2.70	2.36	—	(2.77)	(2.77)	20.36	12.70	38,351	2.05	2.05	(1.71)	92
I	25.12	(0.19)	3.35	3.16	—	(2.77)	(2.77)	25.51	13.78	60,425	1.10	1.10	(0.77)	92
R3	26.00	(0.31)	3.47	3.16	—	(2.77)	(2.77)	26.39	13.27	60,124	1.55	1.55	(1.21)	92
R4	26.65	(0.24)	3.57	3.33	—	(2.77)	(2.77)	27.21	13.62	66,353	1.25	1.25	(0.91)	92
R5	27.23	(0.16)	3.65	3.49	—	(2.77)	(2.77)	27.95	13.95	7,585	0.97	0.95	(0.61)	92
Y	27.48	(0.14)	3.70	3.56	—	(2.77)	(2.77)	28.27	14.08	337,933	0.85	0.85	(0.51)	92
137

Financial Highlights
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2013
A	$19.52	$(0.16)	$6.56	$6.40	$—	$(1.34)	$(1.34)	$24.58	35.44%	$320,630	1.39%	1.39%	(0.73)%	106%
B	16.87	(0.27)	5.56	5.29	—	(1.34)	(1.34)	20.82	34.34	6,062	2.35	2.15	(1.47)	106
C	16.82	(0.26)	5.55	5.29	—	(1.34)	(1.34)	20.77	34.45	38,428	2.09	2.09	(1.43)	106
I	19.87	(0.11)	6.70	6.59	—	(1.34)	(1.34)	25.12	35.79	38,749	1.14	1.14	(0.52)	106
R3	20.61	(0.20)	6.93	6.73	—	(1.34)	(1.34)	26.00	35.15	57,652	1.56	1.55	(0.88)	106
R4	21.03	(0.14)	7.10	6.96	—	(1.34)	(1.34)	26.65	35.56	67,467	1.26	1.25	(0.59)	106
R5	21.39	(0.06)	7.24	7.18	—	(1.34)	(1.34)	27.23	36.02	8,321	0.99	0.95	(0.25)	106
Y	21.56	(0.05)	7.31	7.26	—	(1.34)	(1.34)	27.48	36.12	320,003	0.86	0.86	(0.20)	106
For the Year Ended October 31, 2012
A	$19.23	$(0.18)	$1.46	$1.28	$—	$(0.99)	$(0.99)	$19.52	7.44%	$268,501	1.41%	1.40%	(0.85)%	124%
B	16.88	(0.35)	1.33	0.98	—	(0.99)	(0.99)	16.87	6.65	5,972	2.37	2.15	(1.60)	124
C	16.83	(0.29)	1.27	0.98	—	(0.99)	(0.99)	16.82	6.67	32,182	2.12	2.12	(1.57)	124
I	19.51	(0.11)	1.46	1.35	—	(0.99)	(0.99)	19.87	7.70	24,366	1.14	1.14	(0.58)	124
R3	20.27	(0.20)	1.53	1.33	—	(0.99)	(0.99)	20.61	7.30	48,148	1.58	1.55	(0.99)	124
R4	20.60	(0.13)	1.55	1.42	—	(0.99)	(0.99)	21.03	7.63	56,217	1.27	1.25	(0.68)	124
R5	20.88	(0.11)	1.61	1.50	—	(0.99)	(0.99)	21.39	7.93	8,859	1.00	0.95	(0.41)	124
Y	21.02	(0.06)	1.59	1.53	—	(0.99)	(0.99)	21.56	8.02	243,219	0.87	0.87	(0.30)	124
138

Financial Highlights
The Hartford Value Opportunities Fund
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2016
A	$18.66	$0.16	$0.57	$0.73	$(0.21)	$(1.24)	$(1.45)	$17.94	4.71%	$187,475	1.25%	1.25%(18)	0.93%	41%
B	16.45	0.02	0.48	0.50	(0.01)	(1.24)	(1.25)	15.70	3.75	695	2.41	2.11(18)	0.11	41
C	16.34	0.03	0.49	0.52	(0.10)	(1.24)	(1.34)	15.52	3.93	22,223	1.97	1.97(18)	0.21	41
I	18.47	0.21	0.57	0.78	(0.26)	(1.24)	(1.50)	17.75	5.03	19,139	0.92	0.92(18)	1.23	41
R3	18.83	0.11	0.58	0.69	(0.15)	(1.24)	(1.39)	18.13	4.39	2,783	1.54	1.54(18)	0.64	41
R4	19.03	0.17	0.59	0.76	(0.21)	(1.24)	(1.45)	18.34	4.73	8,720	1.22	1.22(18)	0.96	41
R5	19.19	0.22	0.59	0.81	(0.27)	(1.24)	(1.51)	18.49	5.04	2,025	0.92	0.92(18)	1.27	41
Y	19.24	0.26	0.58	0.84	(0.29)	(1.24)	(1.53)	18.55	5.14	845	0.81	0.81(18)	1.46	41
For the Year Ended October 31, 2015
A	$20.45	$0.21	$(0.47)	$(0.26)	$(0.13)	$(1.40)	$(1.53)	$18.66	(1.20)%	$207,339	1.21%	1.21%	1.10%	55%
B	18.22	0.03	(0.40)	(0.37)	—	(1.40)	(1.40)	16.45	(1.94)	1,909	2.28	1.97	0.19	55
C	18.14	0.06	(0.42)	(0.36)	(0.04)	(1.40)	(1.44)	16.34	(1.90)	26,763	1.93	1.93	0.36	55
I	20.25	0.27	(0.45)	(0.18)	(0.20)	(1.40)	(1.60)	18.47	(0.78)	27,168	0.88	0.88	1.41	55
R3	20.62	0.15	(0.46)	(0.31)	(0.08)	(1.40)	(1.48)	18.83	(1.45)	3,657	1.52	1.49	0.79	55
R4	20.82	0.22	(0.47)	(0.25)	(0.14)	(1.40)	(1.54)	19.03	(1.11)	11,942	1.19	1.18	1.11	55
R5	20.95	0.28	(0.48)	(0.20)	(0.16)	(1.40)	(1.56)	19.19	(0.87)	2,487	0.90	0.88	1.41	55
Y	21.03	0.30	(0.49)	(0.19)	(0.20)	(1.40)	(1.60)	19.24	(0.77)	1,618	0.79	0.79	1.50	55
For the Year Ended October 31, 2014
A	$18.31	$0.17	$2.05	$2.22	$(0.08)	$—	$(0.08)	$20.45	12.18%	$237,539	1.25%	1.25%	0.87%	74%(19)
B	16.36	0.03	1.83	1.86	—	—	—	18.22	11.37	3,928	2.27	1.97	0.19	74(19)
C	16.29	0.02	1.83	1.85	—	—	—	18.14	11.36	31,729	1.95	1.95	0.12	74(19)
I	18.12	0.23	2.03	2.26	(0.13)	—	(0.13)	20.25	12.56	44,306	0.87	0.87	1.17	74(19)
R3	18.50	0.13	2.05	2.18	(0.06)	—	(0.06)	20.62	11.84	4,528	1.53	1.47	0.63	74(19)
R4	18.64	0.18	2.09	2.27	(0.09)	—	(0.09)	20.82	12.24	13,626	1.21	1.17	0.91	74(19)
R5	18.76	0.24	2.10	2.34	(0.15)	—	(0.15)	20.95	12.52	2,735	0.88	0.85	1.15	74(19)
Y	18.82	0.21	2.16	2.37	(0.16)	—	(0.16)	21.03	12.64	1,841	0.83	0.83	1.07	74(19)
139

Financial Highlights
	Selected Per-Share Data(1)								Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(3)	Ratio of Expenses to Average Net Assets After Adjustments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2013
A	$14.02	$0.11	$4.40	$4.51	$(0.22)	$—	$(0.22)	$18.31	32.53%	$118,203	1.44%	1.35%	0.67%	81%
B	12.54	—	3.93	3.93	(0.11)	—	(0.11)	16.36	31.50	3,825	2.39	2.10	(0.03)	81
C	12.49	(0.01)	3.93	3.92	(0.12)	—	(0.12)	16.29	31.59	11,059	2.13	2.10	(0.07)	81
I	13.87	0.16	4.34	4.50	(0.25)	—	(0.25)	18.12	32.93	7,908	1.07	1.06	0.95	81
R3	14.16	0.08	4.45	4.53	(0.19)	—	(0.19)	18.50	32.31	1,480	1.68	1.55	0.49	81
R4	14.27	0.13	4.47	4.60	(0.23)	—	(0.23)	18.64	32.62	7,271	1.32	1.25	0.78	81
R5	14.36	0.18	4.50	4.68	(0.28)	—	(0.28)	18.76	33.06	1,909	1.02	0.95	1.08	81
Y	14.41	0.19	4.50	4.69	(0.28)	—	(0.28)	18.82	33.06	1,149	0.91	0.90	1.17	81
For the Year Ended October 31, 2012
A	$12.68	$0.19	$1.27	$1.46	$(0.12)	$—	$(0.12)	$14.02	11.60%	$86,261	1.50%	1.35%	1.44%	56%
B	11.33	0.08	1.15	1.23	(0.02)	—	(0.02)	12.54	10.85	4,388	2.44	2.10	0.65	56
C	11.31	0.08	1.13	1.21	(0.03)	—	(0.03)	12.49	10.74	8,880	2.17	2.10	0.67	56
I	12.57	0.22	1.25	1.47	(0.17)	—	(0.17)	13.87	11.87	3,995	1.11	1.09	1.70	56
R3	12.81	0.18	1.27	1.45	(0.10)	—	(0.10)	14.16	11.38	1,443	1.70	1.55	1.31	56
R4	12.90	0.21	1.30	1.51	(0.14)	—	(0.14)	14.27	11.81	6,015	1.33	1.25	1.55	56
R5	12.99	0.31	1.24	1.55	(0.18)	—	(0.18)	14.36	12.08	1,296	1.05	0.95	2.25	56
Y	13.05	0.24	1.30	1.54	(0.18)	—	(0.18)	14.41	12.00	1,076	0.92	0.90	1.77	56
140

Financial Highlights Footnotes
(1)
Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)
Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly.

(4)
Excluding the expenses not subject to cap, the ratios would have been 1.09%, 1.98%, 1.81%, 0.79%, 1.40%, 1.10%, 0.80%, 0.70% and 0.70% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(5)
Commenced operations on November 7, 2014.

(6)
Not annualized.

(7)
Annualized.

(8)
Net investment income (loss) per share amounts have been calculated using the Securities and Exchange Commission method.

(9)
Excluding the expenses not subject to cap, the ratios would have been 0.79%, 1.54%, 1.54%, 0.54%, 1.09%, 0.79%, 0.49%, 0.42% and 0.42% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(10)
Commenced operations on March 31, 2015.

(11)
Excluding the expenses not subject to cap, the ratios would have been 1.02%, 1.95%, 1.76%, 0.82%, 1.35%, 1.05%, 0.75%, 0.65% and 0.65% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(12)
Excluding the expenses not subject to cap, the ratios would have been 1.12%, 2.04%, 1.87%, 0.91%, 1.45%, 1.15%, 0.85%, 0.75% and 0.76% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(13)
During the year ended October 31, 2014, the Fund incurred $415.5 million in sales of securities held associated with the transition of assets from The Hartford Growth Fund, which merged into the Fund on April 7, 2014. These sales are excluded from the portfolio turnover rate calculation.

(14)
During the year ended October 31, 2013, the Fund incurred $2.8 million in sales of securities held associated with the transition of assets from The Hartford Fundamental Growth Fund, which merged into the Fund on February 22, 2013. These sales are excluded from the portfolio turnover rate calculation.

(15)
Excluding the expenses not subject to cap, the ratios would have been 1.28%, 2.10%, 2.00%, 1.04%, 1.54%, 1.23%, 0.93% and 0.83% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(16)
Excluding the expenses not subject to cap, the ratios would have been 1.30%, 2.05%, 2.05%, 0.99%, 1.50%, 1.20%, 0.90% and 0.85% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(17)
Excluding the expenses not subject to cap, the ratios would have been 1.40%, 2.15%, 2.11%, 1.15%, 1.55%, 1.25%, 0.95%, 0.88% and 0.88% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(18)
Excluding the expenses not subject to cap, the ratios would have been 1.23%, 2.09%, 1.95%, 0.90%, 1.52%, 1.20%, 0.90% and 0.79% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(19)
During the year ended October 31, 2014, the Fund incurred $121.7 million in sales of securities held associated with the transition of assets from The Hartford Value Fund, which merged into the Fund on April 7, 2014. These sales are excluded from the portfolio turnover rate calculation.

(20)
Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

141

For More Information
Two documents are available that offer further information on the Funds:
Annual/Semi-Annual Report To Shareholders
Additional information about each Fund is contained in the financial statements and portfolio holdings in that Fund’s annual and semi-annual reports. In each Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year (or period as the case may be), as well as the independent registered public accounting firm’s report.
Statement of Additional Information (SAI)
The SAI contains more detailed information on the Funds. A current SAI and annual report have been filed with the SEC and the SAI is incorporated by reference into (which means it is legally a part of) this prospectus.
The Funds make available this prospectus, the SAI and annual/semi-annual reports free of charge, on the Funds’ web site at www.hartfordfunds.com.
To request a free copy of the current annual/semi-annual report, if available, for the Funds and/or the SAI or for shareholder inquiries or other information about the Funds, please contact the Funds at:
By Mail:
Hartford Funds P.O. Box 55022 Boston, MA 02205-5022	(For overnight mail) Hartford Funds 30 Dan Road, Suite 55022 Canton, MA 02021-2809
By Phone:
1-888-843-7824
On The Internet:
hartfordfunds.com
Or you may view or obtain these documents from the SEC:
In Person:
At the SEC Public Reference Room in Washington, DC. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.
By Mail:
Public Reference Section Securities and Exchange Commission Washington, DC 20549-1520
Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.
On the Internet or by E-Mail:
Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov
E-Mail: publicinfo@sec.gov
Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

Investing In Mutual Funds:
Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm. To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-int.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.
Net Asset Value
Each Fund’s net asset value is available on a daily basis on the Funds’ web site at www.hartfordfunds.com.
SEC File Numbers
The Hartford Mutual Funds, Inc. 811-07589
The Hartford Mutual Funds II, Inc. 811-00558
MFPRO-DE17
March 1, 2017

Appendix A
Intermediary-Specific Sales Charge Waivers and Discounts
The availability of certain initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Financial intermediaries may have different policies and procedures regarding the availability of these waivers and discounts. For waivers or discounts not available through a particular intermediary, investors will have to purchase shares directly from the Funds or through another intermediary to receive such waivers or discounts to the extent such a waiver or discount is available. These waivers or discounts, which may vary from those disclosed elsewhere in the statutory prospectus or SAI, are subject to change and this Appendix will be updated based on information provided by the financial intermediaries. Neither the Funds, Hartford Funds Management Company, LLC, nor Hartford Funds Distributors, LLC supervises the implementation of these waivers or discounts or verifies the intermediaries’ administration of these waivers or discounts. In all instances, it is the purchaser’s responsibility to notify the financial intermediary of any facts that may qualify the purchaser for sales charge waivers or discounts. Please contact your financial intermediary for more information.
This Appendix A does not currently contain descriptions of any intermediary-specific sales charge waivers or discounts.
A-1

Fixed Income Funds
Prospectus
March 1, 2017
	Class A	Class T	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
The Hartford Emerging Markets Local Debt Fund	HLDAX	HLDLX	—	HLDCX	HLDIX	HLDRX	HLDSX	HLDTX	—	HLDYX	HLDFX
The Hartford Floating Rate Fund	HFLAX	HFLLX	HFLBX	HFLCX	HFLIX	HFLRX	HFLSX	HFLTX	—	HFLYX	HFLFX
The Hartford Floating Rate High Income Fund	HFHAX	HFHLX	—	HFHCX	HFHIX	HFHRX	HFHSX	HFHTX	—	HFHYX	HFHFX
The Hartford High Yield Fund	HAHAX	HAHLX	HAHBX	HAHCX	HAHIX	HAHRX	HAHSX	HAHTX	—	HAHYX	HAHFX
The Hartford Inflation Plus Fund	HIPAX	HIPLX	HIPBX	HIPCX	HIPIX	HIPRX	HIPSX	HIPTX	—	HIPYX	HIPFX
Hartford Municipal Income Fund	HMKAX	HMKLX	—	HMKCX	HMKIX	—	—	—	—	—	HMKFX
The Hartford Municipal Opportunities Fund	HHMAX	HHMLX	HHMBX	HHMCX	HHMIX	—	—	—	—	—	HHMFX
The Hartford Municipal Real Return Fund	HTNAX	HTNLX	HTNBX	HTNCX	HTNIX	—	—	—	—	HTNYX	HTNFX
Hartford Municipal Short Duration Fund	HMJAX	HMJLX	—	HMJCX	HMJIX	—	—	—	—	—	HMJFX
The Hartford Quality Bond Fund	HQBAX	HQBLX	—	HQBCX	HQBIX	HQBRX	HQBSX	HQBTX	—	HQBYX	HQBFX
The Hartford Short Duration Fund	HSDAX	HSDLX	HSDBX	HSDCX	HSDIX	HSDRX	HSDSX	HSDTX	—	HSDYX	HSDFX
The Hartford Strategic Income Fund	HSNAX	HSNLX	HSNBX	HSNCX	HSNIX	HSNRX	HSNSX	HSNTX	HSNVX	HSNYX	HSNFX
The Hartford Total Return Bond Fund	ITBAX	ITBLX	ITBBX	HABCX	ITBIX	ITBRX	ITBUX	ITBTX	ITBVX	HABYX	ITBFX
The Hartford Unconstrained Bond Fund	HTIAX	HTILX	HTIBX	HTICX	HTIIX	HTIRX	HTISX	HTITX	—	HTIYX	HTIFX
The Hartford World Bond Fund	HWDAX	HWDLX	—	HWDCX	HWDIX	HWDRX	HWDSX	HWDTX	HWDVX	HWDYX	HWDFX
As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the Funds, be sure to read all risk disclosures carefully before investing.
HARTFORD FUNDS P.O. BOX 55022 BOSTON, MA 02205-5022

The Hartford Emerging Markets Local Debt Fund Summary Section
Investment Objective. The Fund seeks capital appreciation and income.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 138 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 148 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	2.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	C	I	R3	R4	R5	Y	F
Management fees(2)	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	None	0.50%	0.25%	None	None	None
Total other expenses(3)	0.38%	0.38%	0.42%	0.41%	0.41%	0.36%	0.30%	0.25%	0.20%
Administrative services fee	None	None	None	None	0.20%	0.15%	0.10%	None	None
Other expenses	0.38%	0.38%	0.42%	0.41%	0.21%	0.21%	0.20%	0.25%	0.20%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses(4)	1.49%	1.49%	2.28%	1.27%	1.77%	1.47%	1.16%	1.11%	1.06%
Fee waiver and/or expense reimbursement(5)	0.23%	0.23%	0.27%	0.26%	0.21%	0.21%	0.20%	0.20%	0.15%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(5)	1.26%	1.26%	2.01%	1.01%	1.56%	1.26%	0.96%	0.91%	0.91%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
"Management fees" have been restated to reflect current fees.

(3)
“Total other expenses” are based on estimated amounts for Class T and F shares. “Total other expenses” do not include expenses associated with the Fund’s shareholder meeting that occurred in 2016. If these expenses were included, “Total other expenses” would have been as follows: 0.39% (Class A), 0.43% (Class C), 0.42% (Class I), 0.42% (Class R3), 0.37% (Class R4), 0.31% (Class R5) and 0.26% (Class Y). “Total other expenses” have been restated for Class Y shares to reflect the removal of a cap on the transfer agency fee effective May 1, 2017.

(4)
"Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. The ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table for the applicable period also does not reflect the restated management fees or the restated "Total other expenses" for Class Y shares.

(5)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.25% (Class A), 1.25% (Class T), 2.00% (Class C), 1.00% (Class I), 1.55% (Class R3), 1.25% (Class R4), 0.95% (Class R5), 0.90% (Class Y) and 0.90% (Class F). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, C, I, R3, R4, R5 and Y shares. Each contractual arrangement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018.
Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$573	$878	$1,206	$2,131
T	$375	$687	$1,022	$1,966
C	$304	$687	$1,196	$2,595
I	$103	$377	$672	$1,511
R3	$159	$537	$940	$2,067
R4	$128	$444	$783	$1,739
R5	$98	$349	$619	$1,391
Y	$93	$333	$592	$1,334
F	$93	$323	$572	$1,289
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$573	$878	$1,206	$2,131
T	$375	$687	$1,022	$1,966
C	$204	$687	$1,196	$2,595
I	$103	$377	$672	$1,511
R3	$159	$537	$940	$2,067
R4	$128	$444	$783	$1,739
R5	$98	$349	$619	$1,391
Y	$93	$333	$592	$1,334
F	$93	$323	$572	$1,289
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 187% of the average value of its portfolio.
Principal Investment Strategy. The Fund will normally invest at least 80% of its net assets in local currency-denominated emerging markets debt securities, as well as forwards and other derivative instruments that provide market exposure to such securities. Local currencies are the currencies of the markets where the Fund’s investments are located. The Fund will invest primarily in these non-U.S. dollar currencies. The Fund will invest in both investment grade and non-investment grade debt securities (also referred to as “junk bonds”) from emerging markets. The Fund may invest in debt issued by sovereign, quasi-sovereign agency, supranational, and sub-national government issuers; corporate debt securities and loan participation securities; credit- and index-linked derivatives; global depositary notes (“GDNs”); inflation protected securities; as well as other debt securities, both fixed- and floating-rate. The Fund may buy and sell exchange-traded and over-the-counter derivative instruments, including bond futures; currency, interest rate, total rate of return, and credit default swaps; forward rate agreements; currency, bond, and swap options; deliverable and non-deliverable currency forward contracts; and other derivative instruments to enhance portfolio management efficiency, and may hold outright short positions in these instruments for hedging purposes and otherwise in pursuit of the Fund’s investment objective. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. The Fund may trade securities actively and may invest in debt securities of any maturity or duration. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Interest Rate Risk −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. are at, or near, historic lows.
Credit Risk −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk −The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Sovereign Debt Risk −Investments in sovereign debt are subject to the risk that the issuer of the non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or economic region, levels of foreign debt or foreign currency exchange rates.

Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Call Risk −Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Derivatives Risk −Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Leverage Risk −Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Forward Currency Contracts Risk −A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as ordinary income and may significantly increase an investor’s tax liability.
Swaps Risk −A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
High Yield Investments Risk −High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Liquidity Risk −The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance.
Non-Diversification Risk −The Fund is non-diversified, which means it is permitted to invest a greater portion of its assets in a smaller number of issuers than a “diversified” fund. For this reason the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. The Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.

Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Volatility Risk −Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.
Inflation-Protected Securities Risk −The value of inflation-protected securities generally fluctuates in response to changes in real interest rates (stated interest rates adjusted to factor in inflation). In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The market for inflation-protected securities may be less developed or liquid, and more volatile, than certain other securities markets.
Counterparty Risk −The risk that the counterparty in a transaction by the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.
Rule 144A Securities Risk −Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when the Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although Rule 144A securities are generally considered to be liquid, the Fund's holdings in Rule 144A securities may adversely affect the Fund's overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund's ability to dispose of a security.
Active Trading Risk −Active trading could increase the Fund's transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 9.36% (1st quarter, 2016)     Lowest -11.19% (3rd quarter, 2015)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations and performance is that of the Fund's Class I shares. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2016 (including sales charges)
Share Classes	1 Year	5 Years	Lifetime (since 05/31/11)
Class A – Return Before Taxes	4.49%	-1.00%	-2.81%
– After Taxes on Distributions	4.12%	-1.81%	-3.64%
– After Taxes on Distributions and Sale of Fund Shares	2.54%	-1.04%	-2.38%
Share Classes (Return Before Taxes)
Class T	6.68%	-0.59%	-2.01%
Class C	7.75%	-0.84%	-2.74%
Class I	9.90%	0.17%	-1.76%
Class R3	9.16%	-0.49%	-2.40%
Class R4	9.48%	-0.13%	-2.04%
Class R5	9.72%	0.10%	-1.81%
Class Y	9.91%	0.25%	-1.74%
Class F	9.90%	0.17%	-1.76%
JP Morgan GBI Emerging Markets Global Diversified Index (reflects no deduction for fees, expenses or taxes)	9.94%	-1.29%	-2.56%

Management. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management Company LLP.
Portfolio Manager	Title	Involved with Fund Since
James W. Valone, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2011
Evan J. Ouellette	Managing Director and Fixed Income Portfolio Manager	2013
Michael T. Henry	Vice President and Fixed Income Portfolio Manager	2014
Kevin Murphy	Vice President and Fixed Income Portfolio Manager	2016
Purchase and sale of fund shares. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$5,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$5,000	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

The Hartford Floating Rate Fund Summary Section
Investment Objective. The Fund seeks to provide high current income, and long-term total return.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 138 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 148 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	B	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	3.00%	2.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	5.00%	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	B	C	I	R3	R4	R5	Y	F
Management fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	1.00%	None	0.50%	0.25%	None	None	None
Total other expenses(2)	0.16%	0.16%	0.29%	0.13%	0.13%	0.27%	0.21%	0.19%	0.10%	0.05%
Administrative services fee	None	None	None	None	None	0.20%	0.15%	0.10%	None	None
Other expenses	0.16%	0.16%	0.29%	0.13%	0.13%	0.07%	0.06%	0.09%	0.10%	0.05%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses(3)	1.02%	1.02%	1.90%	1.74%	0.74%	1.38%	1.07%	0.80%	0.71%	0.66%
Fee waiver and/or expense reimbursement(4)	0.01%	0.01%	0.14%	0.00%	0.00%	0.12%	0.06%	0.09%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(4)	1.01%	1.01%	1.76%	1.74%	0.74%	1.26%	1.01%	0.71%	0.71%	0.66%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
“Total other expenses” are based on estimated amounts for Class T and F shares. “Total other expenses” do not include expenses associated with the Fund’s shareholder meeting that occurred in 2016. If these expenses were included, “Total other expenses” would have been as follows: 0.17% (Class A), 0.30% (Class B), 0.14% (Class C), 0.14% (Class I), 0.28% (Class R3), 0.22% (Class R4), 0.20% (Class R5) and 0.11% (Class Y). “Total other expenses” have been restated for Class Y shares to reflect the removal of a cap on the transfer agency fee effective May 1, 2017.

(3)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. The ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table for the applicable period also does not reflect the restated "Total other expenses" for Class Y shares.

(4)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.00% (Class A), 1.00% (Class T), 1.75% (Class B), 1.75% (Class C), 0.75% (Class I), 1.25% (Class R3), 1.00% (Class R4), 0.70% (Class R5), 0.70% (Class Y) and 0.70% (Class F). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, B, C, I, R3, R4, R5 and Y shares. Each contractual arrangement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$400	$614	$845	$1,510
T	$350	$566	$798	$1,466
B	$679	$883	$1,213	$1,981
C	$277	$548	$944	$2,052
I	$76	$237	$411	$918
R3	$128	$425	$744	$1,647
R4	$103	$334	$584	$1,300
R5	$73	$246	$435	$981
Y	$73	$227	$395	$883
F	$67	$211	$368	$822
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$400	$614	$845	$1,510
T	$350	$566	$798	$1,466
B	$179	$583	$1,013	$1,981
C	$177	$548	$944	$2,052
I	$76	$237	$411	$918
R3	$128	$425	$744	$1,647
R4	$103	$334	$584	$1,300
R5	$73	$246	$435	$981
Y	$73	$227	$395	$883
F	$67	$211	$368	$822
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.
Principal Investment Strategy. Under normal circumstances, at least 80% of the Fund’s assets are invested in below-investment-grade variable or floating rate loans (“Floating Rate Loans”) and floating rate securities selected by the sub-adviser, Wellington Management Company LLP (“Wellington Management”). The Fund may invest in securities of any maturity or duration. The Fund may purchase senior Floating Rate Loans, second lien loans, fixed rate loans and unsecured loans and debt securities. Senior Floating Rate Loans hold the most senior position in the capital structure of a business entity (“Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Additionally, the Fund may invest up to 25% of its net assets in loans of foreign Borrowers and securities of foreign issuers, and up to 10% of its net assets in foreign loans or securities that are denominated in a foreign currency.

PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Interest Rate Risk −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. are at, or near, historic lows.
Credit Risk −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Call Risk −Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Loans and Loan Participations Risk −Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.
Many loans are relatively illiquid or are subject to restrictions on resale and may be difficult to value, which will have an adverse impact on the Fund’s ability to dispose of particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).
The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.
Loan interests may not be considered “securities,” and purchasers, such as the Fund, may not, therefore, be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.

Event Risk −Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
High Yield Investments Risk −High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Liquidity Risk −The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Past Performance. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Include the Fund’s performance when the Fund’s portfolio was managed by a previous sub-adviser

•
Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 16.00% (2nd quarter, 2009)     Lowest -24.73% (4th quarter, 2008)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations and performance is that of the Fund’s Class I shares. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2016 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	7.83%	3.85%	3.16%
– After Taxes on Distributions	5.92%	2.10%	1.27%
– After Taxes on Distributions and Sale of Fund Shares	4.39%	2.17%	1.61%
Share Classes (Return Before Taxes)
Class T	8.39%	3.95%	3.21%
Class B	5.22%	3.31%	2.82%
Class C	9.25%	3.69%	2.68%
Class I	11.46%	4.75%	3.75%
Class R3	10.88%	4.19%	3.21%
Class R4	11.04%	4.46%	3.44%
Class R5	11.37%	4.75%	3.69%
Class Y	11.56%	4.83%	3.80%
Class F	11.46%	4.75%	3.75%
Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	9.88%	5.35%	4.33%
Management. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Michael J. Bacevich	Managing Director and Fixed Income Portfolio Manager	2005

PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class B	Closed to new investments	N/A
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

The Hartford Floating Rate High Income Fund Summary Section
Investment Objective. The Fund seeks to provide high current income, and long-term total return.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 138 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 148 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	3.00%	2.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	C	I	R3	R4	R5	Y	F
Management fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	None	0.50%	0.25%	None	None	None
Total other expenses(2)	0.19%	0.19%	0.19%	0.19%	0.33%	0.26%	0.20%	0.15%	0.10%
Administrative services fee	None	None	None	None	0.20%	0.15%	0.10%	None	None
Other expenses	0.19%	0.19%	0.19%	0.19%	0.13%	0.11%	0.10%	0.15%	0.10%
Acquired fund fees and expenses	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total annual fund operating expenses(3)	1.16%	1.16%	1.91%	0.91%	1.55%	1.23%	0.92%	0.87%	0.82%
Fee waiver and/or expense reimbursement(4)	0.09%	0.09%	0.09%	0.09%	0.18%	0.16%	0.15%	0.10%	0.05%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(4)	1.07%	1.07%	1.82%	0.82%	1.37%	1.07%	0.77%	0.77%	0.77%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
“Total other expenses” are based on estimated amounts for Class T shares and Class F shares. “Total other expenses” do not include expenses associated with the Fund’s shareholder meeting that occurred in 2016. If these expenses were included, “Total other expenses” would have been as follows: 0.21% (Class A), 0.21% (Class C), 0.21% (Class I), 0.35% (Class R3), 0.28% (Class R4), 0.22% (Class R5) and 0.17% (Class Y). “Total other expenses” have been restated for Class Y shares to reflect the removal of a cap on the transfer agency fee effective May 1, 2017.

(3)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. The ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table for the applicable period also does not reflect the restated "Total other expenses" for Class Y shares.

(4)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.05% (Class A), 1.05% (Class T), 1.80% (Class C), 0.80% (Class I), 1.35% (Class R3), 1.05% (Class R4), 0.75% (Class R5), 0.75% (Class Y) and 0.75% (Class F). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, C, I, R3, R4, R5 and Y shares. Each contractual arrangement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018.
Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$406	$649	$911	$1,659
T	$356	$601	$864	$1,616
C	$285	$591	$1,023	$2,225
I	$84	$281	$495	$1,111
R3	$139	$472	$828	$1,830
R4	$109	$374	$660	$1,475
R5	$79	$278	$495	$1,118
Y	$79	$268	$472	$1,063
F	$79	$257	$451	$1,011
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$406	$649	$911	$1,659
T	$356	$601	$864	$1,616
C	$185	$591	$1,023	$2,225
I	$84	$281	$495	$1,111
R3	$139	$472	$828	$1,830
R4	$109	$374	$660	$1,475
R5	$79	$278	$495	$1,118
Y	$79	$268	$472	$1,063
F	$79	$257	$451	$1,011
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.
Principal Investment Strategy. The Fund will invest in floating rate loans, floating rate debt securities and investments that are the economic equivalent of floating rate investments to effectively enable the Fund to achieve a floating rate of income. In order to seek a higher current income, the Fund will invest in high yield fixed-rate bonds (also referred to as “junk bonds”). Under normal circumstances, at least 80% of the Fund’s net assets will be invested in a portfolio of: (i) below-investment grade variable or floating rate loans (“Floating Rate Loans”) and floating rate securities; (ii) high yield fixed-rate loans or debt securities with respect to which the Fund has entered into interest rate swaps to effectively convert the fixed-rate interest payments into floating-rate interest payments; and (iii) fixed-rate instruments with a duration of less than or equal to one year, including money market securities of all types, repurchase agreements, and shares of money market and short-term bond funds. The Fund normally invests primarily in interests in senior Floating Rate Loans (that are either secured or unsecured) and floating rate securities. The Fund may invest in securities of any maturity or duration. The Fund may invest up to 100% of its net assets in below-investment grade debt securities. Additionally, the Fund may invest up to 40% of its net assets in loans of foreign borrowers and debt securities of foreign issuers, and up to 25% of its net assets in foreign loans or debt securities that are denominated in a foreign currency. The Fund may use foreign currency swaps, foreign currency futures contracts, and forward currency exchange contracts to attempt to mitigate the effects of foreign currency fluctuations and, at a minimum, will use foreign currency swaps, foreign currency futures contracts, and foreign currency exchange contracts to effectively limit non-U.S. currency exposure to 10% of the Fund’s net assets. The extent to which the Fund will invest in loans of foreign borrowers and securities of foreign issuers depends upon the view of the sub-adviser, Wellington Management Company LLP (“Wellington Management”), of the global loan market, and the allocation to such loans and securities may fluctuate over time. The Fund may invest up to 20% of its net assets in fixed-rate loans and debt securities without entering into an interest rate swap. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers.
The proceeds of Floating Rate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. While the Fund may invest in Floating Rate Loans that are unsecured, senior Floating Rate Loans typically hold a senior position in the capital structure of a business entity (“Borrower”), and typically are secured by a lien on specific collateral that is senior to claims by subordinated debtholders and stockholders of the Borrower. The Fund may purchase second lien loans, and other subordinated or unsecured loans and debt securities.
In order to manage the Fund’s interest rate risk, the Fund may use interest rate swaps. The extent to which the Fund will use interest rate swaps depends on Wellington Management’s view of the interest rate environment and general market conditions. Generally, if Wellington Management expects interest rates to rise, the Fund may buy interest rate swaps to hedge the portion of its assets invested in fixed-rate debt securities.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Liquidity Risk −The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance.
Credit Risk −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Call Risk −Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Loans and Loan Participations Risk −Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.
Many loans are relatively illiquid or are subject to restrictions on resale and may be difficult to value, which will have an adverse impact on the Fund’s ability to dispose of particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).

The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.
Loan interests may not be considered “securities,” and purchasers, such as the Fund, may not, therefore, be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
Counterparty Risk −The risk that the counterparty in a transaction by the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.
Derivatives Risk −Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Leverage Risk −Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Forward Currency Contracts Risk −A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as ordinary income and may significantly increase an investor’s tax liability.
Swaps Risk −A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Event Risk −Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
High Yield Investments Risk −High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as

“Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Interest Rate Risk −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. are at, or near, historic lows.
Rule 144A Securities Risk −Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when the Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although Rule 144A securities are generally considered to be liquid, the Fund's holdings in Rule 144A securities may adversely affect the Fund's overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund's ability to dispose of a security.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Past Performance. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Include the Fund’s performance when the Fund’s portfolio was managed by a previous sub-adviser

•
Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 4.60% (2nd quarter, 2016)     Lowest -3.29% (4th quarter, 2015)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations and performance is that of the Fund's Class I shares. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2016 (including sales charges)
Share Classes	1 Year	5 Years	Lifetime (since 09/30/11)
Class A − Return Before Taxes	9.93%	4.53%	4.89%
– After Taxes on Distributions	7.79%	2.34%	2.69%
– After Taxes on Distributions and Sale of Fund Shares	5.61%	2.53%	2.81%
Share Classes (Return Before Taxes)
Class T	10.50%	4.64%	5.50%
Class C	11.49%	4.38%	4.71%
Class I	13.60%	5.45%	5.77%
Class R3	13.00%	4.84%	5.16%
Class R4	13.34%	5.14%	5.47%
Class R5	13.67%	5.67%	5.98%
Class Y	13.69%	5.45%	5.77%
Class F	13.60%	5.45%	5.77%
Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	9.88%	5.35%	5.62%
Management. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Michael J. Bacevich	Managing Director and Fixed Income Portfolio Manager	2011

Purchase and sale of fund shares. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

The Hartford High Yield Fund Summary Section
Investment Objective. The Fund seeks to provide high current income, and long-term total return.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 138 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 148 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	B	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	2.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	5.00%	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	B	C	I	R3	R4	R5	Y	F
Management fees	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	1.00%	None	0.50%	0.25%	None	None	None
Total other expenses(2)	0.31%	0.31%	0.45%	0.21%	0.21%	0.33%	0.28%	0.23%	0.15%	0.10%
Administrative services fee	None	None	None	None	None	0.20%	0.15%	0.10%	None	None
Other expenses	0.31%	0.31%	0.45%	0.21%	0.21%	0.13%	0.13%	0.13%	0.15%	0.10%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses(3)	1.22%	1.22%	2.11%	1.87%	0.87%	1.49%	1.19%	0.89%	0.81%	0.76%
Fee waiver and/or expense reimbursement(4)	0.16%	0.16%	0.30%	0.06%	0.06%	0.13%	0.13%	0.13%	0.10%	0.05%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(4)	1.06%	1.06%	1.81%	1.81%	0.81%	1.36%	1.06%	0.76%	0.71%	0.71%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
“Total other expenses” are based on estimated amounts for Class T and F shares. “Total other expenses” do not include expenses associated with the Fund’s shareholder meeting that occurred in 2016. If these expenses were included, “Total other expenses” would have been as follows: 0.33% (Class A), 0.47% (Class B), 0.23% (Class C), 0.23% (Class I), 0.35% (Class R3), 0.30% (Class R4), 0.25% (Class R5) and 0.17% (Class Y). “Total other expenses” have been restated for Class Y shares to reflect the removal of a cap on the transfer agency fee effective May 1, 2017.

(3)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. The ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table for the applicable period also does not reflect the restated "Total other expenses" for Class Y shares.

(4)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.05% (Class A), 1.05% (Class T), 1.80% (Class B), 1.80% (Class C), 0.80% (Class I), 1.35% (Class R3), 1.05% (Class R4), 0.75% (Class R5), 0.70% (Class Y) and 0.70% (Class F). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, B, C, I, R3, R4, R5 and Y shares. Each contractual arrangement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$553	$805	$1,075	$1,847
T	$355	$612	$889	$1,677
B	$684	$932	$1,306	$2,190
C	$284	$582	$1,005	$2,186
I	$83	$272	$476	$1,067
R3	$138	$458	$801	$1,768
R4	$108	$365	$642	$1,432
R5	$78	$271	$480	$1,084
Y	$73	$249	$440	$992
F	$73	$238	$418	$940
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$553	$805	$1,075	$1,847
T	$355	$612	$889	$1,677
B	$184	$632	$1,106	$2,190
C	$184	$582	$1,005	$2,186
I	$83	$272	$476	$1,067
R3	$138	$458	$801	$1,768
R4	$108	$365	$642	$1,432
R5	$78	$271	$480	$1,084
Y	$73	$249	$440	$992
F	$73	$238	$418	$940
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.
Principal Investment Strategy. The Fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (also referred to as “junk bonds”). In seeking to achieve the Fund’s investment objective, the sub-adviser, Wellington Management Company LLP (“Wellington Management”), invests in specific issuers and securities that it considers to be attractive for providing current income as well as total return. The Fund may invest up to 30% of its net assets in securities of foreign issuers, including from emerging markets, and up to 10% of its net assets in non-dollar securities. The Fund may invest in bonds of any maturity or duration. The Fund may make use of derivatives investments, including futures and options, swap transactions, forwards and foreign currency transactions to manage risk, to replicate securities the Fund could buy that are not currently available in the market, or for other investment purposes. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers.

PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Interest Rate Risk −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. are at, or near, historic lows.
Credit Risk −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Call Risk −Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
High Yield Investments Risk −High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Event Risk −Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk −The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.

Liquidity Risk −The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance.
Rule 144A Securities Risk −Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when the Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although Rule 144A securities are generally considered to be liquid, the Fund's holdings in Rule 144A securities may adversely affect the Fund's overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund's ability to dispose of a security.
Volatility Risk −Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Derivatives Risk −Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Leverage Risk −Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Past Performance. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Include the Fund’s performance when the Fund’s portfolio was managed by a previous sub-adviser

•
Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 14.61% (3rd quarter, 2009)     Lowest -17.77% (4th quarter, 2008)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Class I shares commenced operations on May 31, 2007 and performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations. Performance for Class F shares reflects performance of Class I shares from May 31, 2007 through December 31, 2016 and Class A shares (excluding sales charges) prior to May 31, 2007. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2016 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	8.01%	4.89%	5.41%
– After Taxes on Distributions	5.73%	2.70%	2.81%
– After Taxes on Distributions and Sale of Fund Shares	4.48%	2.78%	3.03%
Share Classes (Return Before Taxes)
Class T	10.27%	5.33%	5.63%
Class B	7.16%	4.71%	5.26%
Class C	11.13%	5.07%	5.11%
Class I	13.18%	6.11%	6.20%
Class R3	12.62%	5.52%	5.58%
Class R4	13.06%	5.86%	5.92%
Class R5	13.28%	6.16%	6.18%
Class Y	13.35%	6.18%	6.24%
Class F	13.18%	6.11%	6.20%
Bloomberg Barclays U.S. Corporate High Yield Bond Index (reflects no deduction for fees, expenses or taxes)	17.13%	7.36%	7.45%

Management. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Christopher A. Jones, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2012
David B. Marshak	Managing Director and Fixed Income Portfolio Manager	2012
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class B	Closed to new investments	N/A
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

The Hartford Inflation Plus Fund Summary Section
Investment Objective. The Fund seeks a total return that exceeds the rate of inflation over an economic cycle.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 138 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 148 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	B	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	2.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	5.00%	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	B	C	I	R3	R4	R5	Y	F
Management fees	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	1.00%	None	0.50%	0.25%	None	None	None
Total other expenses(2)	0.22%	0.22%	0.32%	0.18%	0.25%	0.27%	0.22%	0.19%	0.12%	0.07%
Administrative services fee	None	None	None	None	None	0.20%	0.15%	0.10%	None	None
Other expenses	0.22%	0.22%	0.32%	0.18%	0.25%	0.07%	0.07%	0.09%	0.12%	0.07%
Total annual fund operating expenses	0.96%	0.96%	1.81%	1.67%	0.74%	1.26%	0.96%	0.68%	0.61%	0.56%
Fee waiver and/or expense reimbursement(3)	0.11%	0.11%	0.21%	0.07%	0.14%	0.06%	0.06%	0.08%	0.06%	0.01%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	0.85%	0.85%	1.60%	1.60%	0.60%	1.20%	0.90%	0.60%	0.55%	0.55%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
“Total other expenses” are based on estimated amounts for Class T and F shares. “Total other expenses” do not include expenses associated with the Fund’s shareholder meeting that occurred in 2016. If these expenses were included, “Total other expenses” would have been as follows: 0.24% (Class A), 0.34% (Class B), 0.20% (Class C), 0.27% (Class I), 0.29% (Class R3), 0.24% (Class R4), 0.21% (Class R5) and 0.14% (Class Y). “Total other expenses” have been restated for Class Y shares to reflect the removal of a cap on the transfer agency fee effective May 1, 2017.

(3)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 0.85% (Class A), 0.85% (Class T), 1.60% (Class B), 1.60% (Class C), 0.60% (Class I), 1.20% (Class R3), 0.90% (Class R4), 0.60% (Class R5), 0.55% (Class Y) and 0.55% (Class F). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, B, C, I, R3, R4, R5 and Y shares. Each contractual arrangement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$533	$732	$947	$1,565
T	$335	$538	$757	$1,389
B	$663	$849	$1,160	$1,886
C	$263	$520	$901	$1,970
I	$61	$222	$398	$905
R3	$122	$394	$686	$1,517
R4	$92	$300	$525	$1,173
R5	$61	$210	$371	$839
Y	$56	$189	$334	$756
F	$56	$178	$312	$701
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$533	$732	$947	$1,565
T	$335	$538	$757	$1,389
B	$163	$549	$960	$1,886
C	$163	$520	$901	$1,970
I	$61	$222	$398	$905
R3	$122	$394	$686	$1,517
R4	$92	$300	$525	$1,173
R5	$61	$210	$371	$839
Y	$56	$189	$334	$756
F	$56	$178	$312	$701
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio.
Principal Investment Strategy. The Fund seeks its investment objective by investing primarily in inflation-protected debt securities that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), considers to be attractive from a real yield perspective consistent with total return. The Fund normally invests at least 65% of its net assets in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury. The Fund may also invest in inflation-protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as corporations and foreign governments. The Fund will also opportunistically invest up to 35% of its net assets in other asset classes, including, but not limited to, nominal treasury securities, currencies, corporate bonds, asset-backed securities, mortgage-related securities, and commercial mortgage-backed securities. The Fund normally invests at least 80% of its net assets in securities of  “investment grade” quality. The Fund may invest up to 35% of its net assets in securities of foreign issuers and non-dollar securities, including inflation-protected securities of foreign issuers. The Fund may use derivatives, including forward contracts, futures and options and swap agreements to manage risk or for other investment purposes. The Fund may trade securities actively. In order to implement the Fund’s investment strategy, the portfolio manager may allocate a portion of the Fund’s assets to another portfolio management team within Wellington Management.

PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Inflation-Protected Securities Risk −The value of inflation-protected securities generally fluctuates in response to changes in real interest rates (stated interest rates adjusted to factor in inflation). In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The market for inflation-protected securities may be less developed or liquid, and more volatile, than certain other securities markets.
Interest Rate Risk −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. are at, or near, historic lows.
Credit Risk −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
U.S. Government Securities Risk −Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
Derivatives Risk −Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Leverage Risk −Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.

Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Mortgage- and Asset-Backed Securities Risk −Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Sovereign Debt Risk −Investments in sovereign debt are subject to the risk that the issuer of the non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or economic region, levels of foreign debt or foreign currency exchange rates.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Asset Allocation Risk −The risk that if the Fund's strategy for allocating assets among different portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Fund.
Active Trading Risk −Active trading could increase the Fund's transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Past Performance. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Include the Fund’s performance when the Fund’s portfolio was managed by a previous sub-adviser

•
Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 5.72% (1st quarter, 2008)     Lowest -7.27% (2nd quarter, 2013)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two broad-based market indices. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations and performance is that of the Fund’s Class I shares. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2016 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	-0.60%	-0.98%	3.36%
– After Taxes on Distributions	-1.11%	-1.56%	2.31%
– After Taxes on Distributions and Sale of Fund Shares	-0.34%	-0.86%	2.33%
Share Classes (Return Before Taxes)
Class T	1.48%	-0.57%	3.58%
Class B	-1.73%	-1.19%	3.23%
Class C	2.28%	-0.82%	3.06%
Class I	4.39%	0.19%	4.12%
Class R3	3.70%	-0.42%	3.47%
Class R4	4.04%	-0.11%	3.78%
Class R5	4.40%	0.19%	4.07%
Class Y	4.43%	0.27%	4.16%
Class F	4.39%	0.19%	4.12%
Bloomberg Barclays U.S. TIPS 1-10 Year Index (reflects no deduction for fees, expenses or taxes)	4.01%	0.70%	3.75%
Bloomberg Barclays U.S. TIPS Index (reflects no deduction for fees, expenses or taxes)	4.68%	0.89%	4.36%

Management. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Joseph F. Marvan, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2015
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class B	Closed to new investments	N/A
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Hartford Municipal Income Fund Summary Section
Investment Objective. The Fund seeks to provide a high level of current income that is generally exempt from federal income taxes, and long-term total return.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 138 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 148 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	C	I	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	2.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	C	I	F
Management fees	0.35%	0.35%	0.35%	0.35%	0.35%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	None	None
Other expenses(2)	1.09%	1.09%	1.04%	1.04%	1.04%
Acquired fund fees and expenses	0.02%	0.02%	0.02%	0.02%	0.02%
Total annual fund operating expenses(3)	1.71%	1.71%	2.41%	1.41%	1.41%
Fee waiver and/or expense reimbursement(4)	1.00%	1.00%	0.95%	0.95%	1.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(4)	0.71%	0.71%	1.46%	0.46%	0.41%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
"Other expenses” are based on estimated amounts for Class T and F shares. “Other expenses” do not include expenses associated with the Fund’s shareholder meeting that occurred in 2016. If these expenses were included, “Other expenses” would have been as follows: 1.10% (Class A), 1.05% (Class C) and 1.05% (Class I).

(3)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

(4)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 0.69% (Class A), 0.69% (Class T), 1.44% (Class C), 0.44% (Class I) and 0.39% (Class F). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, C and I shares. Each contractual arrangement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$519	$871	$1,247	$2,299
T	$321	$680	$1,063	$2,138
C	$249	$661	$1,200	$2,674
I	$47	$353	$680	$1,609
F	$42	$348	$676	$1,604
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$519	$871	$1,247	$2,299
T	$321	$680	$1,063	$2,138
C	$149	$661	$1,200	$2,674
I	$47	$353	$680	$1,609
F	$42	$348	$676	$1,604
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.
Principal Investment Strategy. The Fund seeks to achieve its investment objective by investing in investment grade municipal securities and non-investment grade municipal securities (known as “junk bonds”) that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), considers to be attractive from a yield perspective while considering long-term total return. Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax, and the Fund may invest up to 35% of its net assets in non-investment grade municipal securities. The Fund may invest in securities that produce income subject to income tax, including the Alternative Minimum Tax. The Fund will generally hold a diversified portfolio of investments across states and sectors, although the Fund is not required to invest in all states and sectors at all times.
The Fund normally will maintain a dollar weighted average duration equivalent to that of the Bloomberg Barclays Municipal Bond Index, plus or minus three years. (Historically, the average duration of the Bloomberg Barclays Municipal Bond Index is 6.5 years.) Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates. The Fund’s average duration measure incorporates a bond’s yield, coupon, final maturity, and the effect of derivatives that may be used to manage the Fund’s interest rate risk.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Municipal Securities Risk −Municipal securities risks include the possibility that the issuer may be unable to pay interest or repay principal on a timely basis or at all, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. In addition, state or local political or economic conditions and developments can adversely affect the securities issued by state and local governments. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the determination that municipal securities are subject to taxation.

Interest Rate Risk −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. are at, or near, historic lows.
Credit Risk −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Call Risk −Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
High Yield Investments Risk −High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Liquidity Risk −The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:
•
Shows the Fund’s total return for the first full calendar year of operation

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 3.16% (2nd quarter, 2016)     Lowest -4.37% (4th quarter, 2016)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations and performance is that of the Fund's Class I shares. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2016 (including sales charges)
Share Classes	1 Year	Lifetime (since 05/29/15)
Class A – Return Before Taxes	-4.51%	-1.07%
– After Taxes on Distributions	-4.51%	-1.08%
– After Taxes on Distributions and Sale of Fund Shares	-1.68%	-0.50%
Share Classes (Return Before Taxes)
Class T	-2.51%	0.22%
Class C	-1.72%	1.08%
Class I	0.25%	2.09%
Class F	0.25%	2.09%
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	0.25%	2.09%
Management. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Brad W. Libby	Managing Director and Fixed Income Portfolio Manager/Credit Analyst	2015
Timothy D. Haney, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2015

Purchase and sale of fund shares. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
Tax Information. The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

The Hartford Municipal Opportunities Fund Summary Section
Investment Objective. The Fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 138 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 148 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	B	C	I	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	2.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	5.00%	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	B	C	I	F
Management fees	0.34%	0.34%	0.34%	0.34%	0.34%	0.34%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	1.00%	None	None
Other expenses(2)	0.10%	0.10%	0.16%	0.11%	0.11%	0.06%
Acquired fund fees and expenses	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total annual fund operating expenses(3)	0.71%	0.71%	1.52%	1.47%	0.47%	0.42%
Fee waiver and/or expense reimbursement(4)	0.00%	0.00%	0.06%	0.01%	0.01%	0.01%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(4)	0.71%	0.71%	1.46%	1.46%	0.46%	0.41%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
"Other expenses” are based on estimated amounts for Class T and F shares. “Other expenses” do not include expenses associated with the Fund’s shareholder meeting that occurred in 2016. If these expenses were included, “Other expenses” would have been as follows: 0.11% (Class A), 0.17% (Class B), 0.12% (Class C), and 0.12% (Class I).

(3)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

(4)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 0.69% (Class A), 0.69% (Class T), 1.44% (Class B), 1.44% (Class C), 0.44% (Class I) and 0.39% (Class F). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, B, C and I. Each contractual arrangement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the fee waiver and expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$519	$667	$827	$1,293
T	$321	$471	$635	$1,110
B	$649	$774	$1,023	$1,588
C	$249	$464	$802	$1,757
I	$47	$150	$262	$590
F	$42	$134	$234	$529
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$519	$667	$827	$1,293
T	$321	$471	$635	$1,110
B	$149	$474	$823	$1,588
C	$149	$464	$802	$1,757
I	$47	$150	$262	$590
F	$42	$134	$234	$529
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.
Principal Investment Strategy. The Fund seeks to achieve its investment objective by investing in investment grade and non-investment grade municipal securities (known as “junk bonds”) that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), considers to be attractive from a yield perspective while considering total return. At least 80% of the Fund’s net assets must be invested in municipal securities, and up to 35% of the Fund’s net assets may be invested in non-investment grade municipal securities. The Fund may invest in securities that produce income subject to income tax, including the Alternative Minimum Tax. The Fund will generally hold a diversified portfolio of investments across states and sectors, although the Fund is not required to invest in all states and sectors at all times.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Municipal Securities Risk −Municipal securities risks include the possibility that the issuer may be unable to pay interest or repay principal on a timely basis or at all, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. In addition, state or local political or economic conditions and developments can adversely affect the securities issued by state and local governments. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the determination that municipal securities are subject to taxation.

Interest Rate Risk −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. are at, or near, historic lows.
Credit Risk −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Call Risk −Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
High Yield Investments Risk −High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Liquidity Risk −The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Past Performance. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Include the Fund’s performance when the Fund’s portfolio was managed by a previous sub-adviser using a modified strategy

•
Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 13.39% (3rd quarter, 2009)     Lowest -15.96% (4th quarter, 2008)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations and performance is that of the Fund's Class I shares. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2016 (including sales charges)
Share Classes	1 Year	5 Years	Lifetime (since 05/31/07)
Class A – Return Before Taxes	-4.78%	2.70%	1.95%
– After Taxes on Distributions	-4.79%	2.68%	1.94%
– After Taxes on Distributions and Sale of Fund Shares	-1.69%	2.79%	2.35%
Share Classes (Return Before Taxes)
Class T	-2.78%	3.12%	2.44%
Class B	-5.80%	2.51%	1.78%
Class C	-1.90%	2.87%	1.68%
Class I	0.08%	3.90%	2.70%
Class F	0.08%	3.90%	2.70%
Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index (reflects no deduction for fees, expenses or taxes)	0.01%	2.54%	4.10%
Management. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Timothy D. Haney, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2012
Brad W. Libby	Managing Director and Fixed Income Portfolio Manager/Credit Analyst	2012

Purchase and sale of fund shares. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class B	Closed to new investments	N/A
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
Tax Information. The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

The Hartford Municipal Real Return Fund Summary Section
Investment Objective. The Fund seeks to provide current income exempt from federal income tax, and after-tax inflation-adjusted total returns.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 138 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 148 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	B	C	I	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	2.50%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	5.00%	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	B	C	I	Y	F
Management fees	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	1.00%	None	None	None
Other expenses(2)	0.16%	0.16%	0.24%	0.15%	0.17%	0.15%	0.10%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses(3)	0.77%	0.77%	1.60%	1.51%	0.53%	0.51%	0.46%
Fee waiver and/or expense reimbursement(4)	0.07%	0.07%	0.15%	0.06%	0.08%	0.06%	0.06%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(4)	0.70%	0.70%	1.45%	1.45%	0.45%	0.45%	0.40%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
"Other expenses” are based on estimated amounts for Class T and F shares. “Other expenses” do not include expenses associated with the Fund’s shareholder meeting that occurred in 2016. If these expenses were included, “Other expenses” would have been as follows: 0.17% (Class A), 0.25% (Class B), 0.16% (Class C), 0.18% (Class I) and 0.16% (Class Y). “Other expenses” have been restated for Class Y shares to reflect the removal of a cap on the transfer agency fee effective May 1, 2017.

(3)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. The ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table for the applicable period also does not reflect the restated "Other expenses" for Class Y shares.

(4)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 0.69% (Class A), 0.69% (Class T), 1.44% (Class B), 1.44% (Class C), 0.44% (Class I), 0.44% (Class Y) and 0.39% (Class F). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, B, C, I and Y shares. These contractual arrangements will remain in effect until February 28, 2018, and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the fee waiver and expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$518	$678	$852	$1,355
T	$320	$483	$660	$1,174
B	$648	$790	$1,057	$1,665
C	$248	$471	$818	$1,796
I	$46	$162	$288	$657
Y	$46	$158	$279	$635
F	$41	$142	$252	$573
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$518	$678	$852	$1,355
T	$320	$483	$660	$1,174
B	$148	$490	$857	$1,665
C	$148	$471	$818	$1,796
I	$46	$162	$288	$657
Y	$46	$158	$279	$635
F	$41	$142	$252	$573
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.
Principal Investment Strategy. The Fund pursues its investment objective by investing primarily in securities that pay interest that is exempt from federal income tax and that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), considers to be attractive from a yield perspective while considering after-tax total return. In order to maximize the Fund’s after-tax real return, the Fund will invest in inflation-linked securities or inflation-linked derivatives (such as forwards, options, futures contracts or swap agreements, including Consumer Price Index (CPI) swaps). “Real return” equals total return less the estimated cost of inflation, generally measured by changes in an official inflation measure, such as the Consumer Price Index. A significant portion of the Fund’s assets could be exposed to the effect of the Fund’s investments in inflation-linked derivatives, and is expected to range from 50% to 100%. The Fund may also use derivatives to manage portfolio risk, to replicate securities the Fund could buy that are not currently available in the market or for other investment purposes. The Fund has a policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities the income from which is exempt from federal income tax; this policy cannot be changed without a shareholder vote. The Fund primarily invests in tax-exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities. At least 80% of the tax-exempt obligations purchased by the Fund will be of  “investment grade” quality. The Fund may invest up to 20% of its net assets in securities with income subject to federal income tax, including the Alternative Minimum Tax.

PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Interest Rate Risk −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. are at, or near, historic lows.
Credit Risk −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Municipal Securities Risk −Municipal securities risks include the possibility that the issuer may be unable to pay interest or repay principal on a timely basis or at all, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. In addition, state or local political or economic conditions and developments can adversely affect the securities issued by state and local governments. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the determination that municipal securities are subject to taxation.
Derivatives Risk −Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Leverage Risk −Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Swaps Risk −A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Call Risk −Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Liquidity Risk −The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Inflation-Protected Securities Risk −The value of inflation-protected securities generally fluctuates in response to changes in real interest rates (stated interest rates adjusted to factor in inflation). In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The market for inflation-protected securities may be less developed or liquid, and more volatile, than certain other securities markets.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Past Performance. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Include the Fund’s performance when the Fund’s portfolio was managed by a previous sub-adviser using a modified strategy

•
Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 9.41% (3rd quarter, 2009)     Lowest -10.45% (4th quarter, 2008)

Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Class I shares commenced operations on May 31, 2007 and performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations. Performance for Class F shares reflects the performance of Class I shares from May 31, 2007 through December 31, 2016 and Class A shares (excluding sales charges) prior to May 31, 2007. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2016 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	-2.87%	1.61%	1.09%
– After Taxes on Distributions	-2.88%	1.61%	1.09%
– After Taxes on Distributions and Sale of Fund Shares	-0.46%	1.88%	1.60%
Share Classes (Return Before Taxes)
Class T	-0.84%	2.04%	1.30%
Class B	-3.90%	1.43%	0.96%
Class C	0.07%	1.80%	0.81%
Class I	2.07%	2.83%	1.83%
Class Y	2.07%	2.82%	1.82%
Class F	2.07%	2.83%	1.83%
Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index (reflects no deduction for fees, expenses or taxes)	0.01%	2.54%	4.00%
Management. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Timothy D. Haney, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2012
Brad W. Libby	Managing Director and Fixed Income Portfolio Manager/Credit Analyst	2012
Joseph F. Marvan, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2015
Purchase and sale of fund shares. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class B	Closed to new investments	N/A
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None

*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
Tax Information. The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Hartford Municipal Short Duration Fund Summary Section
Investment Objective. The Fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 138 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 148 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	C	I	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	2.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	C	I	F
Management fees	0.35%	0.35%	0.35%	0.35%	0.35%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	None	None
Other expenses(2)	0.94%	0.94%	0.93%	0.91%	0.91%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses(3)	1.55%	1.55%	2.29%	1.27%	1.27%
Fee waiver and/or expense reimbursement(4)	0.85%	0.85%	0.84%	0.82%	0.87%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(4)	0.70%	0.70%	1.45%	0.45%	0.40%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
"Other expenses” are based on estimated amounts for Class T and F shares. “Other expenses” do not include expenses associated with the Fund’s shareholder meeting that occurred in 2016. If these expenses were included, “Other expenses” would have been as follows: 0.95% (Class A), 0.94% (Class C) and 0.92% (Class I).

(3)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

(4)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 0.69% (Class A), 0.69% (Class T), 1.44% (Class C), 0.44% (Class I) and 0.39% (Class F). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, C and I shares. Each contractual arrangement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$518	$838	$1,180	$2,143
T	$320	$646	$995	$1,979
C	$248	$635	$1,149	$2,561
I	$46	$322	$618	$1,462
F	$41	$317	$613	$1,457
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$518	$838	$1,180	$2,143
T	$320	$646	$995	$1,979
C	$148	$635	$1,149	$2,561
I	$46	$322	$618	$1,462
F	$41	$317	$613	$1,457
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.
Principal Investment Strategy. The Fund seeks to achieve its investment objective by investing in investment grade municipal securities and non-investment grade municipal securities (known as “junk bonds”) that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), considers to be attractive from a yield perspective while considering total return. Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax, and the Fund may invest up to 20% of its net assets in non-investment grade municipal securities. The Fund may invest in securities that produce income subject to income tax, including the Alternative Minimum Tax. The Fund will generally hold a diversified portfolio of investments across states and sectors, although the Fund is not required to invest in all states and sectors at all times.
The Fund normally will maintain a dollar weighted average duration of 3 years or less. Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates. The Fund’s average duration measure incorporates a bond’s yield, coupon, final maturity, and the effect of derivatives that may be used to manage the Fund’s interest rate risk.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Municipal Securities Risk −Municipal securities risks include the possibility that the issuer may be unable to pay interest or repay principal on a timely basis or at all, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. In addition, state or local political or economic conditions and developments can adversely affect the securities issued by state and local governments. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the determination that municipal securities are subject to taxation.

Interest Rate Risk −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. are at, or near, historic lows.
Credit Risk −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Call Risk −Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
High Yield Investments Risk −High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Liquidity Risk −The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:
•
Shows the Fund’s total return for the first full calendar year of operation

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 0.74% (2nd quarter, 2016)     Lowest -1.89% (4th quarter, 2016)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations and performance is that of the Fund's Class I shares. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2016 (including sales charges)
Share Classes	1 Year	Lifetime (since 05/29/15)
Class A – Return Before Taxes	-4.99%	-2.64%
– After Taxes on Distributions	-4.99%	-2.64%
– After Taxes on Distributions and Sale of Fund Shares	-2.41%	-1.80%
Share Classes (Return Before Taxes)
Class T	-3.00%	-1.37%
Class C	-2.24%	-0.51%
Class I	-0.26%	0.46%
Class F	-0.26%	0.46%
Bloomberg Barclays Municipal Bond Short 1-5 Year Index (reflects no deduction for fees, expenses or taxes)	0.07%	0.68%
Management. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Brad W. Libby	Managing Director and Fixed Income Portfolio Manager/Credit Analyst	2015
Timothy D. Haney, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2015

Purchase and sale of fund shares. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
Tax Information. The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

The Hartford Quality Bond Fund Summary Section
Investment Objective. The Fund seeks to maximize total return while providing a high level of current income consistent with prudent investment risk.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 138 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 148 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	2.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	C	I	R3	R4	R5	Y	F
Management fees	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	None	0.50%	0.25%	None	None	None
Total other expenses(2)	0.28%	0.28%	0.27%	0.28%	0.37%	0.32%	0.27%	0.22%	0.17%
Administrative services fee	None	None	None	None	0.20%	0.15%	0.10%	None	None
Other expenses	0.28%	0.28%	0.27%	0.28%	0.17%	0.17%	0.17%	0.22%	0.17%
Acquired fund fees and expenses	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%
Total annual fund operating expenses(3)	1.08%	1.08%	1.82%	0.83%	1.42%	1.12%	0.82%	0.77%	0.72%
Fee waiver and/or expense reimbursement(4)	0.08%	0.08%	0.07%	0.08%	0.12%	0.12%	0.12%	0.12%	0.12%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(4)	1.00%	1.00%	1.75%	0.75%	1.30%	1.00%	0.70%	0.65%	0.60%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
“Total other expenses” are based on estimated amounts for Class T and F shares. “Total other expenses” do not include expenses associated with the Fund’s shareholder meeting that occurred in 2016. If these expenses were included, “Total other expenses” would have been as follows: 0.29% (Class A), 0.28% (Class C), 0.29% (Class I), 0.38% (Class R3), 0.33% (Class R4), 0.28% (Class R5) and 0.23% (Class Y). “Total other expenses” have been restated for Class Y shares to reflect the removal of a cap on the transfer agency fee effective May 1, 2017.

(3)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. The ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table for the applicable period also does not reflect the restated "Total other expenses" for Class Y shares.

(4)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 0.95% (Class A), 0.95% (Class T), 1.70% (Class C), 0.70% (Class I), 1.25% (Class R3), 0.95% (Class R4), 0.65% (Class R5), 0.60% (Class Y) and 0.55% (Class F). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, C, I, R3, R4, R5 and Y shares. Each contractual arrangement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018.
Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$547	$770	$1,011	$1,701
T	$349	$577	$823	$1,527
C	$278	$566	$979	$2,132
I	$77	$257	$453	$1,018
R3	$132	$438	$765	$1,692
R4	$102	$344	$605	$1,352
R5	$72	$250	$443	$1,002
Y	$66	$234	$416	$943
F	$61	$218	$389	$883
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$547	$770	$1,011	$1,701
T	$349	$577	$823	$1,527
C	$178	$566	$979	$2,132
I	$77	$257	$453	$1,018
R3	$132	$438	$765	$1,692
R4	$102	$344	$605	$1,352
R5	$72	$250	$443	$1,002
Y	$66	$234	$416	$943
F	$61	$218	$389	$883
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.
Principal Investment Strategy. The Fund seeks to achieve its investment objective by investing in securities that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), considers to be attractive from a total return perspective while providing current income. The Fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in investment grade, fixed-income securities. Investment grade securities are securities that are rated investment grade by a nationally recognized statistical rating organization (“NRSRO’’), or are considered by Wellington Management to be of equivalent credit quality. The Fund generally invests a significant portion of its assets in mortgage-related securities such as agency and non-agency mortgage-backed securities and related securities such as collateralized mortgage obligations, and other obligations that are secured by mortgages or mortgage-backed securities although the amount the Fund invests in such securities may change significantly from time to time based on current market conditions. The Fund is permitted to invest without limitation in mortgage-backed securities issued by U.S. Government agencies, including the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae)

and the Federal Home Loan Mortgage Corporation (Freddie Mac). The Fund may invest up to 30% of its assets in credit sectors, including but not limited to non-agency residential and commercial mortgage-backed securities, asset backed securities, corporate bonds and covered bonds. The Fund may invest in both U.S. Treasury obligations and in obligations of U.S. Government agencies or instrumentalities. The Fund may use reverse repurchase transactions, repurchase agreements and dollar rolls. The Fund may use derivative instruments, including futures contracts, options, and swaps, to enhance returns, manage portfolio risk or for other investment purposes. The Fund may trade securities actively and may invest in debt securities of any maturity. The Fund normally maintains a dollar weighted average duration of between 1 and 8 years. Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates. The Fund’s average duration measure incorporates a bond’s yield, coupon, final maturity, and the effect of derivatives, such as interest rate swaps and futures that may be used to manage the Fund’s interest rate risk. The use of derivatives, such as interest rate swaps and futures, may have the effect of shortening or lengthening the duration of a fixed income portfolio. The Fund may invest in “to-be-announced” investments, including when-issued and delayed delivery securities and forward commitment transactions. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Interest Rate Risk −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. are at, or near, historic lows.
Credit Risk −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Call Risk −Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
U.S. Government Securities Risk −Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.

Mortgage- and Asset-Backed Securities Risk −Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.
Rule 144A Securities Risk −Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when the Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although Rule 144A securities are generally considered to be liquid, the Fund's holdings in Rule 144A securities may adversely affect the Fund's overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund's ability to dispose of a security.
Real Estate Related Securities Risks −In addition to general market risk, the main risk of real estate related securities is that the value of the underlying real estate may go down due, among other factors, to the strength of the general and local economies, the amount of new construction in a particular area, the laws and regulations affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. The real estate industry is particularly sensitive to economic downturns. If the Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.
Derivatives Risk −Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Leverage Risk −Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Futures and Options Risks −Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Swaps Risk −A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Active Trading Risk −Active trading could increase the Fund's transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Repurchase and Reverse Repurchase Agreements Risk −Repurchase and reverse repurchase agreements involve the purchase or sale, respectively, of securities held by the Fund with an agreement to resell or repurchase the securities at an agreed-upon price, date and interest payment. Repurchase and reverse repurchase transactions are subject to credit risk and the risk that the counterparty will not fulfill its obligations under the agreement. In addition, repurchase agreements carry the risk that the market value of the securities purchased may increase above the resell value, which means the Fund would be required to sell the securities back at a price below what they are worth. In a reverse repurchase transaction, the Fund may lose money if the market value of the securities decline below the repurchase price the Fund is required to pay.
Dollar Rolls Risk −The Fund may enter into dollar rolls in which the Fund will sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (the same type and coupon) securities on a specified future date to the same party. Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold or that the counterparty may be unable to fulfill its obligations. These transactions may involve leverage.
To Be Announced (TBA) Transactions Risk −TBA investments include when-issued and delayed delivery securities and forward commitments. TBA transactions involve the risk that the security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. The Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If the Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 2.62% (2nd quarter, 2014)     Lowest -3.05% (2nd quarter, 2013)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations and performance is that of the Fund's Class I shares. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2016 (including sales charges)
Share Classes	1 Year	Lifetime (since 11/30/12)
Class A – Return Before Taxes	-3.21%	0.36%
– After Taxes on Distributions	-4.44%	-0.36%
– After Taxes on Distributions and Sale of Fund Shares	-1.78%	-0.04%
Share Classes (Return Before Taxes)
Class T	-1.18%	1.49%
Class C	-0.48%	0.72%
Class I	1.51%	1.76%
Class R3	1.03%	1.26%
Class R4	1.26%	1.59%
Class R5	1.37%	1.89%
Class Y	1.71%	1.81%
Class F	1.51%	1.76%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	1.67%
Management. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Michael F. Garrett	Senior Managing Director and Fixed Income Portfolio Manager	2012
Val Petrov, PhD, CFA	Managing Director and Fixed Income Portfolio Manager	2012
Brian Conroy, CFA	Vice President and Fixed Income Portfolio Manager	2012

Purchase and sale of fund shares. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

The Hartford Short Duration Fund Summary Section
Investment Objective. The Fund seeks to provide current income and long-term total return.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 138 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 148 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	B	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	2.00%	2.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	5.00%	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	B		C	I	R3	R4	R5	Y	F
Management fees	0.43%	0.43%	0.43%		0.43%	0.43%	0.43%	0.43%	0.43%	0.43%	0.43%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00	%(2)	1.00%	None	0.50%	0.25%	None	None	None
Total other expenses(3)	0.21%	0.21%	0.34%		0.17%	0.13%	0.30%	0.25%	0.19%	0.12%	0.07%
Administrative services fee	None	None	None		None	None	0.20%	0.15%	0.10%	None	None
Other expenses	0.21%	0.21%	0.34%		0.17%	0.13%	0.10%	0.10%	0.09%	0.12%	0.07%
Total annual fund operating expenses	0.89%	0.89%	1.77%		1.60%	0.56%	1.23%	0.93%	0.62%	0.55%	0.50%
Fee waiver and/or expense reimbursement(4)	0.04%	0.04%	0.17%		0.00%	0.00%	0.08%	0.08%	0.07%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(4)	0.85%	0.85%	1.60%		1.60%	0.56%	1.15%	0.85%	0.55%	0.55%	0.50%
(1)
For investments over $500,000, a 1.00% maximum deferred sales charge may apply.

(2)
The reduction in amounts charged in connection with Class B Distribution and Service Plan (12b-1) fees that took effect January 1, 2011, in order to comply with applicable rules of the Financial Industry Regulatory Authority (“FINRA”), caused the effective limit on net operating expenses attributable to Class B shares to be 0.85%.

(3)
“Total other expenses” are based on estimated amounts for Class T and F shares. “Total other expenses” do not include expenses associated with the Fund’s shareholder meeting that occurred in 2016. If these expenses were included, “Total other expenses” would have been as follows: 0.22% (Class A), 0.35% (Class B), 0.18% (Class C), 0.14% (Class I), 0.31% (Class R3), 0.26% (Class R4), 0.20% (Class R5) and 0.13% (Class Y). “Total other expenses” have been restated for Class Y shares to reflect the removal of a cap on the transfer agency fee effective May 1, 2017.

(4)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 0.85% (Class A), 0.85% (Class T), 1.60% (Class B), 1.60% (Class C), 0.60% (Class I), 1.15% (Class R3), 0.85% (Class R4), 0.55% (Class R5), 0.55% (Class Y) and 0.55% (Class F). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, B, C, I, R3, R4, R5 and Y shares. Each contractual arrangement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$285	$474	$679	$1,271
T	$335	$523	$727	$1,315
B	$663	$841	$1,143	$1,837
C	$263	$505	$871	$1,900
I	$57	$179	$313	$701
R3	$117	$382	$668	$1,482
R4	$87	$288	$507	$1,136
R5	$56	$191	$339	$768
Y	$56	$176	$307	$689
F	$51	$160	$280	$628
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$285	$474	$679	$1,271
T	$335	$523	$727	$1,315
B	$163	$541	$943	$1,837
C	$163	$505	$871	$1,900
I	$57	$179	$313	$701
R3	$117	$382	$668	$1,482
R4	$87	$288	$507	$1,136
R5	$56	$191	$339	$768
Y	$56	$176	$307	$689
F	$51	$160	$280	$628
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.
Principal Investment Strategy. The Fund seeks its investment objective by investing in securities that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), considers to be attractive giving consideration to both yield and total return. The Fund normally invests in “investment grade” securities. The Fund may invest up to 35% of its net assets in securities rated below “investment grade” (also referred to as “junk bonds”) as well as bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities (“Bank Loans”). The Fund has an investment policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, under normal circumstances, in fixed income securities, including Bank Loans.
Fixed income securities in which the Fund invests include, but are not limited to, (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible and convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations; (4) securities and loans issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; (5) commercial mortgage-backed securities; (6) zero coupon securities; (7) fixed income related derivatives; and (8) Bank Loans.
In order to manage the Fund’s interest rate risk, generally the Fund will use derivatives such as Treasury futures and interest rate swaps. The Fund normally will maintain a dollar weighted average duration of less than 3 years. Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates. The Fund’s average duration measure incorporates a bond’s yield, coupon, final maturity, and the effect of derivatives that may be used to manage the Fund’s interest rate risk. The use of derivatives may have the effect of shortening or lengthening the duration of a fixed income portfolio. The Fund may invest up to 25% of its net assets in securities of foreign issuers. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers.
In order to implement the Fund’s investment strategy, the portfolio manager may allocate a portion of the Fund’s assets to another portfolio management team within Wellington Management.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Interest Rate Risk −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. are at, or near, historic lows.
Credit Risk −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Loans and Loan Participations Risk −Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.
Many loans are relatively illiquid or are subject to restrictions on resale and may be difficult to value, which will have an adverse impact on the Fund’s ability to dispose of particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).
The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.
Loan interests may not be considered “securities,” and purchasers, such as the Fund, may not, therefore, be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the

Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
Derivatives Risk −Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Leverage Risk −Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Futures and Options Risks −Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Swaps Risk −A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Call Risk −Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
High Yield Investments Risk −High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Rule 144A Securities Risk −Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when the Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although Rule 144A securities are generally considered to be liquid, the Fund's holdings in Rule 144A securities may adversely affect the Fund's overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund's ability to dispose of a security.
Liquidity Risk −The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance.

Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Mortgage- and Asset-Backed Securities Risk −Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.
Event Risk  −Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
U.S. Government Securities Risk −Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
Asset Allocation Risk −The risk that if the Fund's strategy for allocating assets among different portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Fund.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Past Performance. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Include the Fund’s performance when the Fund’s portfolio was managed by a previous sub-adviser

•
Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 3.72% (2nd quarter, 2009)     Lowest -1.68% (3rd quarter, 2008)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Class I shares commenced operations on February 26, 2010 and performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R3, Class R4 and Class R5 shares commenced operations on September 30, 2011 and performance prior to that date is that of the Fund’s Class Y shares. As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations. Performance for Class F shares reflects the performance of Class I shares from February 26, 2010 through December 31, 2016 and Class A shares (excluding sales charges) prior to February 26, 2010. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2016 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	0.95%	1.59%	2.35%
– After Taxes on Distributions	0.19%	0.82%	1.39%
– After Taxes on Distributions and Sale of Fund Shares	0.54%	0.90%	1.44%
Share Classes (Return Before Taxes)
Class T	0.44%	1.48%	2.30%
Class B	-1.99%	1.75%	2.29%
Class C	1.26%	1.24%	1.79%
Class I	3.31%	2.31%	2.78%
Class R3	2.71%	1.68%	2.54%
Class R4	3.02%	2.00%	2.71%
Class R5	3.32%	2.31%	2.87%
Class Y	3.38%	2.35%	2.89%
Class F	3.31%	2.31%	2.78%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes)	1.28%	0.92%	2.44%

Management. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Timothy E. Smith	Senior Managing Director and Fixed Income Portfolio Manager	2012
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class B	Closed to new investments	N/A
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

The Hartford Strategic Income Fund Summary Section
Investment Objective. The Fund seeks to provide current income and long-term total return.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 138 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 148 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	B	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	2.50%	None	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	5.00%	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
	A	T	B		C	I	R3	R4	R5	R6	Y	F
Management fees	0.55%	0.55%	0.55%		0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00	%(2)	1.00%	None	0.50%	0.25%	None	None	None	None
Total other expenses(3)	0.24%	0.24%	0.31%		0.19%	0.19%	0.36%	0.27%	0.20%	0.09%	0.14%	0.09%
Administrative services fee	None	None	None		None	None	0.20%	0.15%	0.10%	None	None	None
Other expenses	0.24%	0.24%	0.31%		0.19%	0.19%	0.16%	0.12%	0.10%	0.09%	0.14%	0.09%
Acquired fund fees and expenses	0.01%	0.01%	0.01%		0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses(4)	1.05%	1.05%	1.87%		1.75%	0.75%	1.42%	1.08%	0.76%	0.65%	0.70%	0.65%
Fee waiver and/or expense reimbursement(5)	0.09%	0.09%	0.16%		0.04%	0.04%	0.16%	0.12%	0.10%	0.04%	0.09%	0.04%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(5)	0.96%	0.96%	1.71%		1.71%	0.71%	1.26%	0.96%	0.66%	0.61%	0.61%	0.61%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
The reduction in amounts charged in connection with Class B Distribution and Service Plan (12b-1) fees that took effect January 1, 2016, in order to comply with applicable rules of the Financial Industry Regulatory Authority (“FINRA”), caused the effective limit on net operating expenses attributable to Class B shares to be 0.95%.

(3)
“Total other expenses” are based on estimated amounts for Class T and F shares. “Total other expenses” do not include expenses associated with the Fund’s shareholder meeting that occurred in 2016. If these expenses were included, “Total other expenses” would have been as follows: 0.25% (Class A), 0.32% (Class B), 0.20% (Class C), 0.20% (Class I), 0.37% (Class R3), 0.28% (Class R4), 0.21% (Class R5), 0.10% (Class R6) and 0.15% (Class Y). “Total other expenses” have been restated for Class Y shares to reflect the removal of a cap on the transfer agency fee effective May 1, 2017.

(4)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. The ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table for the applicable period also does not reflect the restated "Total other expenses" for Class Y shares.

(5)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 0.95% (Class A), 0.95% (Class T), 1.70% (Class B), 1.70% (Class C), 0.70% (Class I), 1.25% (Class R3), 0.95% (Class R4), 0.65% (Class R5), 0.60% (Class R6), 0.60% (Class Y) and 0.60% (Class F). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, B, C, I, R3, R4, R5 and Y shares. Each contractual arrangement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class R6 and F shares until February 28, 2018.
Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$544	$761	$995	$1,667
T	$345	$567	$806	$1,493
B	$674	$872	$1,196	$1,963
C	$274	$547	$945	$2,059
I	$73	$236	$413	$927
R3	$128	$434	$761	$1,688
R4	$98	$332	$584	$1,306
R5	$67	$233	$413	$933
R6	$62	$204	$358	$807
Y	$62	$215	$381	$862
F	$62	$204	$358	$807
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$544	$761	$995	$1,667
T	$345	$567	$806	$1,493
B	$174	$572	$996	$1,963
C	$174	$547	$945	$2,059
I	$73	$236	$413	$927
R3	$128	$434	$761	$1,688
R4	$98	$332	$584	$1,306
R5	$67	$233	$413	$933
R6	$62	$204	$358	$807
Y	$62	$215	$381	$862
F	$62	$204	$358	$807
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

Principal Investment Strategy. The Fund seeks to achieve its investment objective by investing primarily in domestic and foreign debt securities that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), considers to be attractive from a yield perspective while considering total return. The Fund normally invests in non-investment grade debt securities (also known as “junk bonds”), highly rated securities and foreign securities, including those from emerging markets. The Fund may invest in other asset classes of U.S. or foreign issuers, including, but not limited to, bank loans or loan participation interests in secured, second lien or unsecured variable, fixed or floating rate loans, securitized debt (such as mortgage-backed and asset-backed securities (which may include “to-be-announced” investments)), convertible securities, preferred stock, and common stock. The Fund may use derivatives including futures contracts, swaps, options and forward foreign currency contracts, to manage portfolio risk, for efficient replication of securities the Fund could buy or for other investment purposes. The Fund will generally hold a diversified portfolio of investments in various sectors, although the Fund is not required to invest in all sectors at all times and may invest 100% of its net assets in one sector if conditions warrant. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. The Fund may trade securities actively and may invest in debt securities of any maturity or duration.
In order to implement the Fund’s investment strategy, the portfolio managers may allocate a portion of the Fund’s assets to another portfolio management team within Wellington Management.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Interest Rate Risk −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. are at, or near, historic lows.
Credit Risk −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
High Yield Investments Risk −High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.

Emerging Markets Risk −The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Derivatives Risk −Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Leverage Risk −Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Swaps Risk −A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Futures and Options Risks −Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Forward Currency Contracts Risk −A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as ordinary income and may significantly increase an investor’s tax liability.
Call Risk −Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Mortgage- and Asset-Backed Securities Risk −Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.
Rule 144A Securities Risk −Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when the Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although Rule 144A securities are generally considered to be liquid, the Fund's holdings in Rule 144A securities may adversely affect the Fund's overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund's ability to dispose of a security.
Loans and Loan Participations Risk −Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.
Many loans are relatively illiquid or are subject to restrictions on resale and may be difficult to value, which will have an adverse impact on the Fund’s ability to dispose of particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).
The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.
Loan interests may not be considered “securities,” and purchasers, such as the Fund, may not, therefore, be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
U.S. Government Securities Risk −Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
Sovereign Debt Risk −Investments in sovereign debt are subject to the risk that the issuer of the non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or economic region, levels of foreign debt or foreign currency exchange rates.
Liquidity Risk −The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance.

To Be Announced (TBA) Transactions Risk −TBA investments include when-issued and delayed delivery securities and forward commitments. TBA transactions involve the risk that the security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. The Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If the Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises.
Asset Allocation Risk −The risk that if the Fund's strategy for allocating assets among different portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Fund.
Active Trading Risk −Active trading could increase the Fund's transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Past Performance. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Include the Fund’s performance when the Fund’s portfolio was managed by a previous sub-adviser

•
Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 9.98% (3rd quarter, 2009)     Lowest -10.63% (4th quarter, 2008)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Class R3, Class R4 and Class R5 shares commenced operations on September 30, 2011 and performance prior to that date is that of the Fund’s Class Y shares. Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. Class Y shares commenced operations on August 31, 2007. As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations and performance is that of the Fund’s Class I shares. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2016 (including sales charges)
Share Classes	1 Year	5 Years	Since Inception*
Class A – Return Before Taxes	4.02%	2.84%	3.83%
– After Taxes on Distributions	1.90%	0.79%	1.65%
– After Taxes on Distributions and Sale of Fund Shares	2.25%	1.32%	2.05%
Share Classes (Return Before Taxes)
Class T	6.20%	3.26%	4.33%
Class B	4.01%	2.85%	3.65%
Class C	7.02%	3.01%	3.56%
Class I	9.06%	4.05%	4.60%
Class R3	8.59%	3.44%	4.57%
Class R4	8.94%	3.77%	4.76%
Class R5	9.15%	4.08%	4.94%
Class R6	9.22%	4.14%	4.96%
Class Y	9.34%	4.16%	4.97%
Class F	9.06%	4.05%	4.60%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	4.40%
*
Since inception returns for Classes A, T, B, C, I and F and the Bloomberg Barclays U.S. Aggregate Bond Index are since May 31, 2007. Since inception returns for Classes R3, R4, R5, R6 and Y are since August 31, 2007.

Management. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Campe Goodman, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2012
Joseph F. Marvan, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2012
Robert D. Burn, CFA	Managing Director and Fixed Income Portfolio Manager	2012
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class B	Closed to new investments	N/A
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

The Hartford Total Return Bond Fund Summary Section
Investment Objective. The Fund seeks a competitive total return, with income as a secondary objective.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 138 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 148 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or F shares.
Shareholder Fees  (fees paid directly from your investment)
	A	T	B	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	2.50%	None	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	5.00%	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	B	C	I	R3	R4	R5	R6	Y	F
Management fees	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	1.00%	None	0.50%	0.25%	None	None	None	None
Total other expenses(2)	0.22%	0.22%	0.49%	0.20%	0.21%	0.28%	0.21%	0.16%	0.05%	0.10%	0.05%
Administrative services fee	None	None	None	None	None	0.20%	0.15%	0.10%	None	None	None
Other expenses	0.22%	0.22%	0.49%	0.20%	0.21%	0.08%	0.06%	0.06%	0.05%	0.10%	0.05%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses(3)	0.87%	0.87%	1.89%	1.60%	0.61%	1.18%	0.86%	0.56%	0.45%	0.50%	0.45%
Fee waiver and/or expense reimbursement(4)	0.00%	0.00%	0.26%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(4)	0.87%	0.87%	1.63%	1.60%	0.61%	1.18%	0.86%	0.56%	0.45%	0.50%	0.45%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
“Total other expenses” are based on estimated amounts for Class T and F shares. “Total other expenses” do not include expenses associated with the Fund’s shareholder meeting that occurred in 2016. If these expenses were included, “Total other expenses” would have been as follows: 0.23% (Class A), 0.50% (Class B), 0.21% (Class C), 0.22% (Class I), 0.29% (Class R3), 0.22% (Class R4), 0.17% (Class R5), 0.06% (Class R6) and 0.11% (Class Y). “Total other expenses” have been restated for Class Y shares to reflect the removal of a cap on the transfer agency fee effective May 1, 2017.

(3)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. The ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table for the applicable period also does not reflect the restated "Total other expenses" for Class Y shares.

(4)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 0.87% (Class A), 0.87% (Class T), 1.62% (Class B), 1.62% (Class C), 0.62% (Class I), 1.17% (Class R3), 0.87% (Class R4), 0.57% (Class R5), 0.52% (Class R6), 0.52% (Class Y) and 0.52% (Class F). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, B, C, I, R3, R4, R5 and Y shares. Each contractual arrangement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class R6 and F shares until February 28, 2018.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$535	$715	$910	$1,474
T	$337	$521	$720	$1,296
B	$666	$869	$1,197	$1,923
C	$263	$505	$871	$1,900
I	$62	$195	$340	$762
R3	$120	$375	$649	$1,432
R4	$88	$274	$477	$1,061
R5	$57	$179	$313	$701
R6	$46	$144	$252	$567
Y	$51	$160	$280	$628
F	$46	$144	$252	$567
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$535	$715	$910	$1,474
T	$337	$521	$720	$1,296
B	$166	$569	$997	$1,923
C	$163	$505	$871	$1,900
I	$62	$195	$340	$762
R3	$120	$375	$649	$1,432
R4	$88	$274	$477	$1,061
R5	$57	$179	$313	$701
R6	$46	$144	$252	$567
Y	$51	$160	$280	$628
F	$46	$144	$252	$567
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.
Principal Investment Strategy. Under normal circumstances, the Fund invests at least 80% of its net assets in bonds that the sub-adviser, Wellington Management Company LLP ("Wellington Management"), considers to be attractive from a total return perspective along with current income. The Fund normally invests at least 70% of its portfolio in investment grade debt securities and may invest up to 20% of its net assets in securities rated below investment grade (also known as “junk bonds”).
Bonds in which the Fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers.

The Fund may use derivatives to manage portfolio risk or for other investment purposes. The derivatives in which the Fund may invest include, but are not limited to, futures and options contracts, swap agreements and forward foreign currency contracts. Additionally, the Fund may invest up to 40% of its net assets in debt securities of foreign issuers, including from emerging markets, and up to 20% of its net assets in non-dollar securities. The Fund may invest in “to-be-announced” investments, including when-issued and delayed delivery securities and forward commitment transactions. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. The Fund may trade securities actively. Although the Fund may invest in securities and other instruments of any maturity or duration, the Fund normally invests in debt securities with a maturity of at least one year. There is no limit on the average maturity of the Fund’s portfolio. The use of derivatives, such as interest rate swaps and futures, may have the effect of shortening or lengthening the duration of a fixed income portfolio.
The investment team is organized with generalist portfolio managers leading sector, rates and risk positioning decisions. The portfolio managers may allocate a portion of the Fund’s assets to specialists within Wellington Management who drive individual sector and security selection strategies.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Interest Rate Risk −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. are at, or near, historic lows.
Credit Risk −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Call Risk −Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Mortgage- and Asset-Backed Securities Risk −Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Rule 144A Securities Risk −Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when the Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although Rule 144A securities are generally considered to be liquid, the Fund's holdings in Rule 144A securities may adversely affect the Fund's overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund's ability to dispose of a security.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk −The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Derivatives Risk −Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Leverage Risk −Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Swaps Risk −A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Futures and Options Risks −Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Forward Currency Contracts Risk −A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as ordinary income and may significantly increase an investor’s tax liability.
Liquidity Risk −The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance.
Event Risk −Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
U.S. Government Securities Risk −Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
To Be Announced (TBA) Transactions Risk −TBA investments include when-issued and delayed delivery securities and forward commitments. TBA transactions involve the risk that the security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. The Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If the Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises.
High Yield Investments Risk −High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

Asset Allocation Risk −The risk that if the Fund's strategy for allocating assets among different portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Fund.
Active Trading Risk −Active trading could increase the Fund's transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Past Performance. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Include the Fund’s performance when the Fund’s portfolio was managed by a previous sub-adviser

•
Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 5.63% (3rd quarter, 2009)     Lowest -4.06% (3rd quarter, 2008)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations and performance is that of the Fund’s Class I shares. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.

Average annual total returns for periods ending December 31, 2016 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	-0.98%	1.66%	3.17%
– After Taxes on Distributions	-2.00%	0.33%	1.73%
– After Taxes on Distributions and Sale of Fund Shares	-0.55%	0.75%	1.89%
Share Classes (Return Before Taxes)
Class T	1.09%	2.09%	3.39%
Class B	-2.09%	1.47%	3.04%
Class C	2.03%	1.85%	2.88%
Class I	3.98%	2.90%	3.94%
Class R3	3.35%	2.28%	3.37%
Class R4	3.68%	2.60%	3.66%
Class R5	3.99%	2.91%	3.95%
Class R6	4.10%	2.99%	4.05%
Class Y	4.20%	3.03%	4.07%
Class F	3.98%	2.90%	3.94%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	4.34%
Management. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Joseph F. Marvan, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2012
Campe Goodman, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2012
Robert D. Burn, CFA	Managing Director and Fixed Income Portfolio Manager	2012
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class B	Closed to new investments	N/A
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.

TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

The Hartford Unconstrained Bond Fund Summary Section
Investment Objective. The Fund seeks to maximize long-term total return.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 138 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 148 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	B	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	2.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	5.00%	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	B	C	I	R3	R4	R5	Y	F
Management fees	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	1.00%	None	0.50%	0.25%	None	None	None
Total other expenses(2)	0.46%	0.46%	0.63%	0.39%	0.37%	0.47%	0.41%	0.36%	0.30%	0.25%
Administrative services fee	None	None	None	None	None	0.20%	0.15%	0.10%	None	None
Other expenses	0.46%	0.46%	0.63%	0.39%	0.37%	0.27%	0.26%	0.26%	0.30%	0.25%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses(3)	1.27%	1.27%	2.19%	1.95%	0.93%	1.53%	1.22%	0.92%	0.86%	0.81%
Fee waiver and/or expense reimbursement(4)	0.27%	0.27%	0.44%	0.20%	0.18%	0.23%	0.22%	0.22%	0.16%	0.16%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(4)	1.00%	1.00%	1.75%	1.75%	0.75%	1.30%	1.00%	0.70%	0.70%	0.65%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
“Total other expenses” are based on estimated amounts for Class T and F shares. “Total other expenses” do not include expenses associated with the Fund’s shareholder meeting that occurred in 2016. If these expenses were included, “Total other expenses” would have been as follows: 0.48% (Class A), 0.65% (Class B), 0.41% (Class C), 0.39% (Class I), 0.49% (Class R3), 0.43% (Class R4), 0.38% (Class R5) and 0.32% (Class Y). “Total other expenses” have been restated for Class Y shares to reflect the removal of a cap on the transfer agency fee effective May 1, 2017.

(3)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. The ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table for the applicable period also does not reflect the restated "Total other expenses" for Class Y shares.

(4)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 0.99% (Class A), 0.99% (Class T), 1.74% (Class B), 1.74% (Class C), 0.74% (Class I), 1.29% (Class R3), 0.99% (Class R4), 0.69% (Class R5), 0.69% (Class Y) and 0.64% (Class F). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, B, C, I, R3, R4, R5 and Y shares. Each contractual arrangement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$547	$809	$1,091	$1,892
T	$349	$617	$904	$1,722
B	$678	$943	$1,334	$2,255
C	$278	$593	$1,034	$2,259
I	$77	$278	$497	$1,127
R3	$132	$461	$812	$1,804
R4	$102	$365	$649	$1,458
R5	$72	$271	$488	$1,111
Y	$72	$258	$461	$1,046
F	$66	$243	$434	$987
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$547	$809	$1,091	$1,892
T	$349	$617	$904	$1,722
B	$178	$643	$1,134	$2,255
C	$178	$593	$1,034	$2,259
I	$77	$278	$497	$1,127
R3	$132	$461	$812	$1,804
R4	$102	$365	$649	$1,458
R5	$72	$271	$488	$1,111
Y	$72	$258	$461	$1,046
F	$66	$243	$434	$987
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.
Principal Investment Strategy. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets in fixed income securities and derivatives related to fixed income securities. The Fund normally invests in a broad range of fixed income securities, including but not limited to, non-investment grade debt securities (also known as “junk bonds”), highly rated securities and foreign securities, including those from emerging markets, other asset classes of U.S. or foreign issuers, including, but not limited to, bank loans or loan participation interests in secured, second lien or unsecured variable, fixed or floating rate loans, securitized debt, convertible securities, preferred stock, and common stock. The sub-adviser, Wellington Management Company LLP (“Wellington Management”), may use derivatives including futures contracts, options, swaps and forward foreign currency contracts for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates and other market factors. The Fund will generally hold a diversified portfolio of investments in various sectors, although the Fund is not required to invest in all sectors at all times and may invest 100% of its net assets in one sector if conditions warrant. The Fund may trade securities actively and may invest in debt securities of any maturity. The Fund expects that its average portfolio duration will normally vary from negative 1 year to positive 7 years, depending on the sub-adviser’s forecast of interest rates and assessment of market risks generally. Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates. The Fund’s average duration measure incorporates a bond’s yield, coupon, final maturity, and the effect of derivatives, such as interest rate swaps and futures that may be used to manage the Fund’s interest rate risk. The use of derivatives, such as interest rate swaps and futures, may have the effect of shortening or lengthening the duration of a fixed income portfolio. The Fund may invest in “to-be-announced” investments, including when-issued and delayed delivery securities and forward commitment transactions. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers.
In order to implement the Fund’s investment strategy, the portfolio managers may allocate a portion of the Fund’s assets to another portfolio management team within Wellington Management.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Interest Rate Risk −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. are at, or near, historic lows.
Credit Risk −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Call Risk −Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
High Yield Investments Risk −High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Loans and Loan Participations Risk −Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.

Many loans are relatively illiquid or are subject to restrictions on resale and may be difficult to value, which will have an adverse impact on the Fund’s ability to dispose of particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).
The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.
Loan interests may not be considered “securities,” and purchasers, such as the Fund, may not, therefore, be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk −The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Event Risk −Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
Derivatives Risk −Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Leverage Risk −Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Swaps Risk −A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Futures and Options Risks −Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Forward Currency Contracts Risk −A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as ordinary income and may significantly increase an investor’s tax liability.
Mortgage- and Asset-Backed Securities Risk −Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.
Rule 144A Securities Risk −Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when the Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although Rule 144A securities are generally considered to be liquid, the Fund's holdings in Rule 144A securities may adversely affect the Fund's overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund's ability to dispose of a security.
Liquidity Risk −The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance.
U.S. Government Securities Risk −Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
To Be Announced (TBA) Transactions Risk −TBA investments include when-issued and delayed delivery securities and forward commitments. TBA transactions involve the risk that the security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. The Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If the Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises.

Asset Allocation Risk −The risk that if the Fund's strategy for allocating assets among different portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Fund.
Active Trading Risk −Active trading could increase the Fund's transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Past Performance. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Include the Fund’s performance when the Fund’s portfolio pursued a different strategy and was managed by a previous sub-adviser

•
Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 8.77% (2nd quarter, 2009)     Lowest -5.93% (3rd quarter, 2008)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two broad-based market indices. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Class I shares commenced operations on May 25, 2012 and performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R3, Class R4 and Class R5 shares commenced operations on September 30, 2011 and performance prior to that date is that of the Fund’s Class Y shares. As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations. Performance for Class F shares reflects the performance of Class I shares from May 25, 2012 through December 31, 2016 and Class A shares (excluding sales charges) prior to May 25, 2012. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.

Average annual total returns for periods ending December 31, 2016 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	-0.91%	1.28%	2.84%
– After Taxes on Distributions	-2.31%	0.01%	1.30%
– After Taxes on Distributions and Sale of Fund Shares	-0.53%	0.43%	1.56%
Share Classes (Return Before Taxes)
Class T	1.16%	1.70%	3.06%
Class B	-2.02%	1.11%	2.71%
Class C	1.98%	1.45%	2.55%
Class I	4.02%	2.47%	3.45%
Class R3	3.45%	1.93%	3.32%
Class R4	3.75%	2.24%	3.48%
Class R5	4.06%	2.54%	3.64%
Class Y	4.07%	2.51%	3.62%
Class F	4.02%	2.47%	3.45%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	4.34%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.33%	0.12%	0.80%
Management. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management Company LLP.
Portfolio Manager	Title	Involved with Fund Since
Campe Goodman, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2012
Joseph F. Marvan, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2012
Robert D. Burn, CFA	Managing Director and Fixed Income Portfolio Manager	2012
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class B	Closed to new investments	N/A
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA

02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

The Hartford World Bond Fund Summary Section
Investment Objective. The Fund seeks capital appreciation with income as a secondary goal.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 138 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 148 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	2.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	C	I	R3	R4	R5	R6	Y	F
Management fees	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Total other expenses(2)	0.25%	0.25%	0.16%	0.18%	0.29%	0.22%	0.20%	0.11%	0.11%	0.11%
Administrative services fee	None	None	None	None	0.20%	0.15%	0.10%	None	None	None
Other expenses	0.25%	0.25%	0.16%	0.18%	0.09%	0.07%	0.10%	0.11%	0.11%	0.11%
Total annual fund operating expenses	1.11%	1.11%	1.77%	0.79%	1.40%	1.08%	0.81%	0.72%	0.72%	0.72%
Fee waiver and/or expense reimbursement(3)	0.06%	0.06%	0.00%	0.00%	0.05%	0.03%	0.06%	0.05%	0.02%	0.05%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	1.05%	1.05%	1.77%	0.79%	1.35%	1.05%	0.75%	0.67%	0.70%	0.67%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
“Total other expenses” are based on estimated amounts for Class T and F shares. “Total other expenses” do not include expenses associated with the Fund’s shareholder meeting that occurred in 2016. If these expenses were included, “Total other expenses” would have been as follows: 0.27% (Class A), 0.18% (Class C), 0.20% (Class I), 0.31% (Class R3), 0.24% (Class R4), 0.22% (Class R5), 0.13% (Class R6) and 0.14% (Class Y). “Total other expenses” have been restated for Class Y shares to reflect the removal of a cap on the transfer agency fee effective May 1, 2017.

(3)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.05% (Class A), 1.05% (Class T), 1.80% (Class C), 0.80% (Class I), 1.35% (Class R3), 1.05% (Class R4), 0.75% (Class R5), 0.70% (Class R6), 0.70% (Class Y) and 0.70% (Class F). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, C, I, R3, R4, R5 and Y shares. Each contractual arrangement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class R6 and F shares until February 28, 2018.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$552	$781	$1,029	$1,736
T	$354	$588	$841	$1,563
C	$280	$557	$959	$2,084
I	$81	$252	$439	$978
R3	$137	$438	$761	$1,675
R4	$107	$340	$593	$1,314
R5	$77	$253	$444	$996
R6	$68	$225	$396	$890
Y	$72	$228	$399	$893
F	$68	$225	$396	$890
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$552	$781	$1,029	$1,736
T	$354	$588	$841	$1,563
C	$180	$557	$959	$2,084
I	$81	$252	$439	$978
R3	$137	$438	$761	$1,675
R4	$107	$340	$593	$1,314
R5	$77	$253	$444	$996
R6	$68	$225	$396	$890
Y	$72	$228	$399	$893
F	$68	$225	$396	$890
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 122% of the average value of its portfolio.
Principal Investment Strategy. Under normal circumstances, the Fund invests at least 80% of its net assets in a broad range of fixed income securities, including U.S. and non-U.S. government and corporate debt (including bonds), mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock. The Fund invests, under normal circumstances, in issuers located in at least three countries (including the U.S.) and may invest in both developed and developing markets. Under normal circumstances, the Fund will invest at least 75% of its net assets in investment grade debt securities; however, the Fund has the ability to invest up to 50% of its net assets in securities rated below investment grade (also referred to as “junk bonds”) if market conditions warrant. The Fund is a non-diversified fund, meaning that the Fund may invest a larger proportion of its assets in the securities of one or more issuers than a fund that is “diversified”. The Fund may trade securities actively and may invest in debt securities of any maturity or duration. For purposes of pursuing its investment objective, the Fund regularly enters into currency-related transactions involving certain derivative instruments, including currency forwards, currency options and currency index futures contracts. The Fund may also enter into various other transactions involving derivatives, including financial futures contracts (such as interest rate or bond futures) and options on such contracts, swap agreements (which may include interest rate and credit default swaps). The Fund may use any of the above currency techniques or other derivative transactions for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates and other market factors. Under normal circumstances, at least 40% (and normally not less than 30%) of the Fund’s net assets will be invested in or exposed to foreign securities or derivative instruments with exposure to foreign securities of at least three different countries outside the United States. Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency. The Fund’s investments in derivative securities, exchange traded funds (ETFs) and exchange traded notes (ETNs) will be considered to be “foreign” if the underlying assets represented by the investment are determined to be foreign using the foregoing criteria. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. In order to implement the Fund’s investment strategy, the portfolio managers may allocate a portion of the Fund’s assets to another portfolio management team within Wellington Management.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Interest Rate Risk −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. are at, or near, historic lows.
Credit Risk −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk −The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.

Sovereign Debt Risk −Investments in sovereign debt are subject to the risk that the issuer of the non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or economic region, levels of foreign debt or foreign currency exchange rates.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Call Risk −Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
High Yield Investments Risk −High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Derivatives Risk −Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Leverage Risk −Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Forward Currency Contracts Risk −A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as ordinary income and may significantly increase an investor’s tax liability.
Futures and Options Risks −Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Swaps Risk −A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Non-Diversification Risk −The Fund is non-diversified, which means it is permitted to invest a greater portion of its assets in a smaller number of issuers than a “diversified” fund. For this reason the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. The Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.
U.S. Government Securities Risk −Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
Mortgage- and Asset-Backed Securities Risk −Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.
Rule 144A Securities Risk −Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when the Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although Rule 144A securities are generally considered to be liquid, the Fund's holdings in Rule 144A securities may adversely affect the Fund's overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund's ability to dispose of a security.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Asset Allocation Risk −The risk that if the Fund's strategy for allocating assets among different portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Fund.
Active Trading Risk −Active trading could increase the Fund's transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 2.70% (3rd quarter, 2012)     Lowest -1.38% (2nd quarter, 2013)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Class R6 shares commenced operations on November 7, 2014 and performance prior to that date is that of the Fund’s Class Y shares. As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations and performance is that of the Fund’s Class I shares. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2016 (including sales charges)
Share Classes	1 Year	5 Years	Lifetime (since 05/31/11)
Class A – Return Before Taxes	-2.87%	1.45%	2.01%
– After Taxes on Distributions	-2.87%	0.68%	1.19%
– After Taxes on Distributions and Sale of Fund Shares	-1.63%	0.86%	1.28%
Share Classes (Return Before Taxes)
Class T	-0.84%	1.87%	2.85%
Class C	-0.06%	1.64%	2.10%
Class I	1.97%	2.67%	3.13%
Class R3	1.34%	2.07%	2.51%
Class R4	1.70%	2.40%	2.84%
Class R5	1.88%	2.66%	3.12%
Class R6	1.99%	2.76%	3.22%
Class Y	2.00%	2.76%	3.22%
Class F	1.97%	2.67%	3.13%
Citigroup World Government Bond Index (reflects no deduction for fees, expenses or taxes)	1.60%	-0.99%	-0.45%

Management. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management Company LLP.
Portfolio Manager	Title	Involved with Fund Since
Mark H. Sullivan, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2011
Martin Harvey, CFA	Vice President and Fixed Income Portfolio Manager	2016
Purchase and sale of fund shares. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Additional Information Regarding Investment Strategies and Risks
Additional information regarding the principal investment strategy and other investment policies for each of The Hartford Emerging Markets Local Debt Fund (the “Emerging Markets Local Debt Fund”), The Hartford Floating Rate Fund (the “Floating Rate Fund”), The Hartford Floating Rate High Income Fund (the “Floating Rate High Income Fund”), The Hartford High Yield Fund (the “High Yield Fund”), The Hartford Inflation Plus Fund (the “Inflation Plus Fund”), Hartford Municipal Income Fund (the “Municipal Income Fund”), The Hartford Municipal Opportunities Fund (the “Municipal Opportunities Fund”), The Hartford Municipal Real Return Fund (the “Municipal Real Return”), Hartford Municipal Short Duration Fund (the “Municipal Short Duration Fund”), The Hartford Quality Bond Fund (the “Quality Bond Fund”), The Hartford Short Duration Fund (the “Short Duration Fund”), The Hartford Strategic Income Fund (the “Strategic Income Fund”), The Hartford Total Return Bond Fund (the “Total Return Bond Fund”), The Hartford Unconstrained Bond Fund (the “Unconstrained Bond Fund”) and The Hartford World Bond Fund (the “World Bond Fund”) (each, a “Fund,” and collectively, the “Funds”) is provided below.
Emerging Markets Local Debt Fund
The Fund will normally invest at least 80% of its net assets in local currency-denominated emerging markets debt securities, as well as forwards and other derivative instruments that provide market exposure to such securities. Local currencies are the currencies of the markets where the Fund’s investments are located. The Fund will invest primarily in these non-U.S. dollar currencies. The Fund will invest in both investment grade and non-investment grade debt securities (also referred to as “junk bonds”) from emerging markets. The Fund may invest in debt issued by sovereign, quasi-sovereign agency, supranational, and sub-national government issuers; corporate debt securities and loan participation securities; credit- and index-linked derivatives; global depositary notes (“GDNs”); inflation protected securities; as well as other debt securities, both fixed- and floating-rate. The Fund may buy and sell exchange-traded and over-the-counter derivative instruments, including bond futures; currency, interest rate, total rate of return, and credit default swaps; forward rate agreements; currency, bond, and swap options; deliverable and non-deliverable currency forward contracts; and other derivative instruments to enhance portfolio management efficiency, and may hold outright short positions in these instruments for hedging purposes and otherwise in pursuit of the Fund’s investment objective. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. The Fund may trade securities actively and may invest in debt securities of any maturity or duration. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
Emerging markets are (a) those markets represented in any of the following three indices: JP Morgan GBI Emerging Markets Global Diversified Index, JP Morgan EMBI Global Diversified Index, or JP Morgan CEMBI Broad Diversified Index; or (b) any market not included in the International Monetary Fund’s list of Advanced Countries as of the most recent year end period. As part of the Fund’s secondary investment strategy, the Fund may (1) invest in convertible securities; (2) enter into bond forwards; and (3) invest in mortgage- and asset-backed securities.
The sub-adviser, Wellington Management, combines comprehensive top-down quantitative and macroeconomic analysis with detailed bottom up fundamental credit, interest rate, and currency research to seek to identify the most attractive investment opportunities in the emerging local debt and currency markets. Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment.
Floating Rate Fund
Under normal circumstances, at least 80% of the Fund’s assets are invested in below-investment-grade variable or floating rate loans (“Floating Rate Loans”) and floating rate securities selected by the sub-adviser, Wellington Management. The Fund may invest in securities of any maturity or duration. The Fund may purchase senior Floating Rate Loans, second lien loans, fixed rate loans and unsecured loans and debt securities. Senior Floating Rate Loans hold the most senior position in the capital structure of a business entity (“Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Additionally, the Fund may invest up to 25% of its net assets in loans of foreign Borrowers and securities of foreign issuers, and up to 10% of its net assets in foreign loans or securities that are denominated in a foreign currency.
Floating rate securities are defined as floating rate debt securities, money market securities of all types, repurchase agreements, and shares of money market and short-term bond funds. The proceeds of Floating Rate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes.
Like loans, debt securities are used to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities do not pay current interest but are sold at a discount from their face values. Debt securities include all types of debt instruments such as corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities, including without limitation collateralized debt obligations and commercial mortgage-backed securities issued by private entities. As part of the Fund’s secondary investment strategy, the Fund may (1) invest in convertible securities, (2) use derivatives, including swaps and forward currency exchange contracts and (3) invest in companies whose financial condition is uncertain, where the Borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements or that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. The Fund may use derivatives to attempt to mitigate the effects of foreign currency fluctuations.
Any security rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch is below investment grade. Securities which are unrated but determined by Wellington Management to be of comparable quality will also be considered below investment grade. Debt securities rated below investment grade are commonly referred to as “high yield-high risk” or “junk bonds”.
To achieve the Fund’s objective of a high level of current income, Wellington Management relies on a “bottom-up,” fundamental analysis of each Borrower and issuer and its ability to pay principal and interest in light of its current financial condition, its industry position, and economic and market conditions. Wellington Management’s process focuses on those Borrowers and issuers that generate positive cash flow momentum, exhibit stable or improving debt coverage and have an experienced management team. Wellington Management also evaluates each loan’s and each security’s structural features, covenants, underlying collateral and price compared to its long-term value. Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment.
Floating Rate High Income Fund
The Fund will invest in floating rate loans, floating rate debt securities and investments that are the economic equivalent of floating rate investments to effectively enable the Fund to achieve a floating rate of income. In order to seek a higher current income, the Fund will invest in high yield fixed-rate bonds (also referred to as “junk bonds”). Under normal circumstances, at least 80% of the Fund’s net assets will be invested in a portfolio of: (i) below-investment grade variable or floating rate loans (“Floating Rate Loans”) and floating rate securities; (ii) high yield fixed-rate loans or debt securities with respect to which the Fund has entered into interest rate swaps to effectively convert the fixed-rate interest payments into floating-rate interest payments; and (iii) fixed-rate instruments with a duration of less than or equal to one year, including money market securities of all types, repurchase agreements, and shares of money market and short-term bond funds. The Fund normally invests primarily in interests in senior Floating Rate Loans (that are either secured or unsecured) and floating rate securities. The Fund may invest in securities of any maturity or duration. The Fund may invest up to 100% of its net assets in below-investment grade debt securities. Additionally, the Fund may invest up to 40% of its net assets in loans of foreign borrowers and debt securities of foreign issuers, and up to 25% of its net assets in foreign loans or debt securities that are denominated in a foreign currency. The Fund may use foreign currency swaps, foreign currency futures contracts, and forward currency exchange contracts to attempt to mitigate the effects of foreign currency fluctuations and, at a minimum, will use foreign currency swaps, foreign currency futures contracts, and foreign currency exchange contracts to effectively limit non-U.S. currency exposure to 10% of the Fund’s net assets. The extent to which the Fund will invest in loans of foreign borrowers and securities of foreign issuers depends upon Wellington Management's view of the global loan market, and the allocation to such loans and securities may fluctuate over time. The Fund may invest up to 20% of its net assets in fixed-rate loans and debt securities without entering into an interest rate swap. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers.
The proceeds of Floating Rate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. While the Fund may invest in Floating Rate Loans that are unsecured, senior Floating Rate Loans typically hold a senior position in the capital structure of a business entity (“Borrower”), and typically are secured by a lien on specific collateral that is senior to claims by subordinated debtholders and stockholders of the Borrower. The Fund may purchase second lien loans, and other subordinated or unsecured loans and debt securities.
In order to manage the Fund’s interest rate risk, the Fund may use interest rate swaps. The extent to which the Fund will use interest rate swaps depends on Wellington Management’s view of the interest rate environment and general market conditions. Generally, if Wellington Management expects interest rates to rise, the Fund may buy interest rate swaps to hedge the portion of its assets invested in fixed-rate debt securities. The Fund may also invest in companies whose financial condition is uncertain, where the Borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements or that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.
Like loans, debt securities are used to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities do not pay current interest but are sold at a discount from their face values. Debt securities include all types of debt instruments such as corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities, including, without limitation, collateralized debt obligations and commercial mortgage-backed securities issued by private entities. As part of the Fund’s secondary investment strategy, the Fund may also invest in convertible securities.
Any security rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch is below investment grade. Securities which are unrated but determined by Wellington Management to be of comparable quality will also be considered below investment grade. Debt securities rated below investment grade are commonly referred to as “high yield-high risk” or “junk bonds”. Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment of whether to buy or sell a particular loan or security.
High Yield Fund
The Fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (also referred to as “junk bonds”). In seeking to achieve the Fund’s investment objective, the sub-adviser, Wellington Management, invests in specific issuers and securities that it considers to be attractive for providing current income as well as total return. The Fund may invest up to 30% of its net assets in securities of foreign issuers, including from emerging markets, and up to 10% of its net assets in non-dollar securities. The Fund may make use of derivatives investments, including futures and options, swap transactions, forwards and foreign currency transactions to manage risk, to replicate securities the Fund could buy that are not currently available in the market, or for other investment purposes. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers.
The Fund may invest up to 15% of its net assets in bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities. The Fund may invest up to 15% of its net assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities.
Non-investment grade debt securities are securities rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Wellington Management to be of comparable quality.
The sub-adviser, Wellington Management, combines top-down strategy with bottom-up fundamental research and comprehensive risk management within the portfolio construction process. Bottom-up, internally generated, fundamental research is combined with top down/sector themes which includes an analysis of the business cycle, together with sector and quality positioning. An important component of the portfolio construction process aims to build portfolios that are well diversified by industry but also take advantage of favorable secular or cyclical industry trends. Business cycle analysis is important in determining the overall risk posture of the Fund. Risk control is emphasized throughout the investment process through strong credit research, portfolio diversification, and sophisticated analytics. Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment.
The Fund may invest in bonds of any maturity or duration. The Fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years.
Inflation Plus Fund
The Fund seeks its investment objective by investing primarily in inflation-protected debt securities that the sub-adviser, Wellington Management, considers to be attractive from a real yield perspective consistent with total return. The Fund normally invests at least 65% of its net assets in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury. The Fund may also invest in inflation-protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as corporations and foreign governments. The Fund will also opportunistically invest up to 35% of its net assets in other asset classes, including, but not limited to, nominal treasury securities, currencies, corporate bonds, asset-backed securities, mortgage-related securities, and commercial mortgage-backed securities. The Fund normally invests at least 80% of its net assets in securities of  “investment grade” quality. The Fund may invest up to 35% of its net assets in securities of foreign issuers and non-dollar securities, including inflation-protected securities of foreign issuers. The Fund may use derivatives, including forward contracts, futures and options and swap agreements to manage risk or for other investment purposes. The Fund may trade securities actively.
Wellington Management combines top-down strategy with bottom-up fundamental research and comprehensive risk management within the portfolio construction process. The investment process begins with the development of an interest rate and inflation outlook developed by Wellington Management’s Inflation-Linked Bond Investment Team. Sector allocations between U.S. Treasury inflation-protected securities and other security types are determined by the portfolio manager and made on the basis of relative value and in light of the team’s inflation forecast.

Individual security selection decisions are made on the basis of relative value and the contribution of a security to the desired characteristics of the overall Fund. Risk is monitored throughout the investment process and managed at the security, sector, and total Fund level. As part of its fundamental analysis, Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. In order to implement the Fund’s investment strategy, the portfolio manager may allocate a portion of the Fund’s assets to another portfolio management team within Wellington Management.
Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected debt securities may be adjusted downward, and consequently the interest payable on these securities (calculated with respect to the smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Inflation-protected securities of foreign issuers are generally indexed to the inflation rates in their respective economies.
“Investment grade” quality means securities that are rated at the time of purchase within the four highest categories assigned by Moody’s (“Aaa”, “Aa”, “A” or “Baa”) or S&P (“AAA”, “AA”, “A” or “BBB”) or Fitch (“AAA”, “AA”, “A” or “BBB”) or are unrated securities that are judged by Wellington Management to be of comparable quality to securities rated within these four highest categories. Non-investment grade securities are securities rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Wellington Management to be of comparable quality. Debt securities rated below investment grade are commonly referred to as “high yield-high risk securities” or “junk bonds.” The Fund normally will maintain an average credit quality that is equivalent to at least “Aa3” by Moody’s. There is no limit on the maturity or duration of debt securities held by the Fund or the average maturity of the Fund’s portfolio.
The Fund may invest up to 15% of its net assets in bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities. As part of the Fund’s secondary investment strategy, the Fund may enter into bond forwards and use reverse repurchase transactions.
Municipal Income Fund
The Fund seeks to achieve its investment objective by investing in investment grade municipal securities and non-investment grade municipal securities (known as “junk bonds”) that the sub-adviser, Wellington Management, considers to be attractive from a yield perspective while considering long-term total return. Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax, and the Fund may invest up to 35% of its net assets in non-investment grade municipal securities. The Fund may invest in securities that produce income subject to income tax, including the Alternative Minimum Tax. The Fund will generally hold a diversified portfolio of investments across states and sectors, although the Fund is not required to invest in all states and sectors at all times.
The Fund normally will maintain a dollar weighted average duration equivalent to that of the Bloomberg Barclays Municipal Bond Index, plus or minus three years. (Historically, the average duration of the Bloomberg Barclays Municipal Bond Index is 6.5 years.) Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates. The Fund’s average duration measure incorporates a bond’s yield, coupon, final maturity, and the effect of derivatives that may be used to manage the Fund’s interest rate risk.
Non-investment grade municipal securities are securities issued by state and local governments and their agencies or instrumentalities that are rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Wellington Management to be of comparable quality. Non-investment grade securities are commonly referred to as “high yield-high risk” or “junk bonds.” Although the Fund may invest in securities of any maturity, the Fund tends to have an average maturity of 10 – 25 years. As a secondary investment strategy, the Fund may use derivatives and may invest in variable rate bonds known as “inverse floaters” which pay interest at rates that bear an inverse relationship to changes in short-term market interest rates. The Fund may use derivatives to manage portfolio risk, to replicate securities the Fund could buy that are not currently available in the market or for other investment purposes.
The sub-adviser, Wellington Management, combines top-down strategy with bottom-up fundamental research and comprehensive risk management within the portfolio construction process. Bottom-up, internally generated, fundamental research attempts to identify relative value among sectors, within sectors, and between individual securities. Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment.

Municipal Opportunities Fund
The Fund seeks to achieve its investment objective by investing in investment grade and non-investment grade municipal securities (known as “junk bonds”) that the sub-adviser, Wellington Management, considers to be attractive from a yield perspective while considering total return. At least 80% of the Fund’s net assets must be invested in municipal securities, and up to 35% of the Fund’s net assets may be invested in non-investment grade municipal securities. The Fund may invest in securities that produce income subject to income tax, including the Alternative Minimum Tax. The Fund will generally hold a diversified portfolio of investments across states and sectors, although the Fund is not required to invest in all states and sectors at all times.
Non-investment grade municipal securities are securities issued by state and local governments and their agencies or instrumentalities that are rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Wellington Management to be of comparable quality. Non-investment grade securities are commonly referred to as “high yield-high risk” or “junk bonds.” Although the Fund does not have restrictions regarding maturity or duration, the Fund tends to have an average maturity of 5 – 25 years. As a secondary investment strategy, the Fund may use derivatives and may invest in variable rate bonds known as “inverse floaters” which pay interest at rates that bear an inverse relationship to changes in short-term market interest rates. The Fund may use derivatives to manage portfolio risk, to replicate securities the Fund could buy that are not currently available in the market or for other investment purposes.
The sub-adviser, Wellington Management, combines top-down strategy with bottom-up fundamental research and comprehensive risk management within the portfolio construction process. Bottom-up, internally generated, fundamental research attempts to identify relative value among sectors, within sectors, and between individual securities. Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment.
Municipal Real Return Fund
The Fund pursues its investment objective by investing primarily in securities that pay interest that is exempt from federal income tax and that the sub-adviser, Wellington Management, considers to be attractive from a yield perspective while considering after-tax total return. In order to maximize the Fund’s after-tax real return, the Fund will invest in inflation-linked securities or inflation-linked derivatives (such as forwards, options, futures contracts or swap agreements, including Consumer Price Index (CPI) swaps). “Real return” equals total return less the estimated cost of inflation, generally measured by changes in an official inflation measure, such as the Consumer Price Index. A significant portion of the Fund’s assets could be exposed to the effect of the Fund’s investments in inflation-linked derivatives, and is expected to range from 50% to 100%. The Fund may also use derivatives to manage portfolio risk, to replicate securities the Fund could buy that are not currently available in the market or for other investment purposes. The Fund has a policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities the income from which is exempt from federal income tax; this policy cannot be changed without a shareholder vote. The Fund primarily invests in tax-exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities. At least 80% of the tax-exempt obligations purchased by the Fund will be of  “investment grade” quality. The Fund may invest up to 20% of its net assets in securities with income subject to federal income tax, including the Alternative Minimum Tax. The Fund may invest in debt securities of any duration. As part of the Fund’s secondary investment strategy, the Fund may enter into bond forwards.
“Investment grade” quality means securities that are rated at the time of purchase within the four highest grades assigned by Moody’s (“Aaa”, “Aa”, “A” or “Baa”), or S&P (“AAA”, “AA”, “A” or “BBB”) or Fitch (“AAA”, “AA”, “A” or “BBB”), or will be unrated securities which are judged by Wellington Management to be of comparable quality to securities rated within these four highest categories. The Fund may invest up to 20% of its net assets in non-investment grade debt securities. Any security rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Wellington Management to be of comparable quality are below-investment-grade. Debt securities rated below-investment-grade are commonly referred to as “high yield-high risk” or “junk bonds”. The average maturity of the Fund’s holdings may range from 5 to 30 years. As a secondary investment strategy, the Fund may invest in variable rate bonds known as “inverse floaters” which pay interest at rates that bear an inverse relationship to changes in short-term market interest rates.
The sub-adviser, Wellington Management, combines top-down strategy with bottom-up fundamental research and comprehensive risk management within the municipal bond portfolio construction process. Bottom-up, internally generated, fundamental research attempts to identify relative value among sectors, within sectors, and between individual securities. Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. Wellington Management will also implement an inflation hedge overlay using CPI swaps on 50% to 100% of fund assets.

Municipal Short Duration Fund
The Fund seeks to achieve its investment objective by investing in investment grade municipal securities and non-investment grade municipal securities (known as “junk bonds”) that the sub-adviser, Wellington Management, considers to be attractive from a yield perspective while considering total return. Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax, and the Fund may invest up to 20% of its net assets in non-investment grade municipal securities. The Fund may invest in securities that produce income subject to income tax, including the Alternative Minimum Tax. The Fund will generally hold a diversified portfolio of investments across states and sectors, although the Fund is not required to invest in all states and sectors at all times.
The Fund normally will maintain a dollar weighted average duration of 3 years or less. Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates. The Fund’s average duration measure incorporates a bond’s yield, coupon, final maturity, and the effect of derivatives that may be used to manage the Fund’s interest rate risk.
Non-investment grade municipal securities are securities issued by state and local governments and their agencies or instrumentalities that are rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Wellington Management to be of comparable quality. Non-investment grade securities are commonly referred to as “high yield-high risk” or “junk bonds.” Although the Fund may invest in securities of any maturity, the Fund tends to have an average maturity of 1 – 10 years. As a secondary investment strategy, the Fund may use derivatives and may invest in variable rate bonds known as “inverse floaters” which pay interest at rates that bear an inverse relationship to changes in short-term market interest rates. The Fund may use derivatives to manage portfolio risk, to replicate securities the Fund could buy that are not currently available in the market or for other investment purposes.
The sub-adviser, Wellington Management, combines top-down strategy with bottom-up fundamental research and comprehensive risk management within the portfolio construction process. Bottom-up, internally generated, fundamental research attempts to identify relative value among sectors, within sectors, and between individual securities. Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment.
Quality Bond Fund
The Fund seeks to achieve its investment objective by investing in securities that Wellington Management considers to be attractive from a total return perspective while providing current income. The Fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in investment grade, fixed-income securities. Investment grade securities are securities that are rated investment grade by a nationally recognized statistical rating organization (“NRSRO”), or are considered by Wellington Management to be of equivalent credit quality. The Fund generally invests a significant portion of its assets in mortgage-related securities such as agency and non-agency mortgage-backed securities and related securities such as collateralized mortgage obligations, and other obligations that are secured by mortgages or mortgage-backed securities although the amount the Fund invests in such securities may change significantly from time to time based on current market conditions. The Fund is permitted to invest without limitation in mortgage-backed securities issued by U.S. Government agencies, including the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). The Fund may invest up to 30% of its assets in credit sectors, including but not limited to non-agency residential and commercial mortgage-backed securities, asset backed securities, corporate bonds and covered bonds. The Fund may invest in both U.S. Treasury obligations and in obligations of U.S. Government agencies or instrumentalities. The Fund may use reverse repurchase transactions, repurchase agreements and dollar rolls. The Fund may use derivative instruments, including futures contracts, options, and swaps, to enhance returns, manage portfolio risk or for other investment purposes. The Fund may trade securities actively and may invest in debt securities of any maturity. The Fund normally maintains a dollar weighted average duration of between 1 and 8 years. Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates. The Fund’s average duration measure incorporates a bond’s yield, coupon, final maturity, and the effect of derivatives, such as interest rate swaps and futures that may be used to manage the Fund’s interest rate risk. The use of derivatives, such as interest rate swaps and futures, may have the effect of shortening or lengthening the duration of a fixed income portfolio. The Fund may invest in “to-be-announced” investments, including when-issued and delayed delivery securities and forward commitment transactions. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers.
As part of its secondary investment strategy, the Fund may also (1) engage in short-selling of  “to-be-announced” investments, (2) invest in various types of stripped securities including interest only and principal only securities, (3) enter into bond forwards, (4) invest in variable rate bonds known as “inverse floaters; and (5) invest in other investment companies, including exchange-traded funds.

Wellington Management combines top-down analysis of the business cycle and the macro economy with bottom-up research and analysis. Analysis of the business cycle allows the portfolio manager to identify short-term and long-term mispricings of prepayment risk and interest-rate volatility within the mortgage-backed securities market. Bottom-up proprietary credit and structured research is undertaken to identify security selection opportunities in the corporate and structured credit sectors. Risk is monitored throughout the investment process and managed at the security, sector, and total fund level. Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment.
Short Duration Fund
The Fund seeks its investment objective by investing in securities that the sub-adviser, Wellington Management, considers to be attractive giving consideration to both yield and total return. The Fund normally invests in “investment grade” securities. The Fund may invest up to 35% of its net assets in securities rated below “investment grade” (also referred to as “junk bonds”) as well as bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities (“Bank Loans”). The Fund has an investment policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, under normal circumstances, in fixed income securities, including Bank Loans.
Fixed income securities in which the Fund invests include, but are not limited to, (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible and convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations; (4) securities and loans issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; (5) commercial mortgage-backed securities; (6) zero coupon securities; (7) fixed income related derivatives; and (8) Bank Loans.
In order to manage the Fund’s interest rate risk, generally the Fund will use derivatives such as Treasury futures and interest rate swaps. The Fund normally will maintain a dollar weighted average duration of less than 3 years. Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates. The Fund’s average duration measure incorporates a bond’s yield, coupon, final maturity, and the effect of derivatives, including interest rate swaps and futures contracts, that may be used to manage the Fund’s interest rate risk. The use of derivatives, including interest rate swaps and futures contracts, may have the effect of shortening or lengthening the duration of a fixed income portfolio. The longer a security’s duration, the more sensitive it will generally be to changes in interest rates. Similarly, a fund with a longer average duration will generally be more sensitive to changes in interest rates than a fund with a shorter average duration. For example, a U.S. Treasury security with a duration of 2 years can be expected to change in price by approximately 2% for every 100 basis point change in the yield of the security. The Fund may invest up to 25% of its net assets in securities of foreign issuers. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers.
The sub-adviser, Wellington Management, uses proprietary research to conduct value-driven sector rotation and intensive credit and structure analyses, while utilizing interest rate management, within the portfolio construction process. Wellington Management seeks to add value from top-down sector rotation decisions, bottom-up security selection within sectors, and interest rate management. Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. In order to implement the Fund’s investment strategy, the portfolio manager may allocate a portion of the Fund’s assets to another portfolio management team within Wellington Management.
“Investment grade” quality means securities that are rated at the time of purchase within the four highest categories assigned by Moody’s Investor Services, Inc. (“Aaa”, “Aa”, “A” or “Baa”) or Standard & Poor’s (“AAA”, “AA”, “A” or “BBB”) or Fitch, Inc. (“AAA”, “AA”, “A” or “BBB”) or are unrated securities that are judged by Wellington Management to be of comparable quality to securities rated within these four highest categories. The Fund normally will maintain an average credit quality that is equivalent to at least “Baa3” by Moody’s.
As part of the Fund’s secondary investment strategy, the Fund may enter into bond forwards and may invest in “to-be-announced” investments, including when-issued and delayed delivery securities and forward commitment transactions.

Strategic Income Fund
The Fund seeks to achieve its investment objective by investing primarily in domestic and foreign debt securities that the sub-adviser, Wellington Management, considers to be attractive from a yield perspective while considering total return. The Fund normally invests in non-investment grade debt securities (also known as “junk bonds”), highly rated securities and foreign securities, including those from emerging markets. The Fund may invest in other asset classes of U.S. or foreign issuers, including, but not limited to, bank loans or loan participation interests in secured, second lien or unsecured variable, fixed or floating rate loans, securitized debt (such as mortgage-backed and asset-backed securities (which may include “to-be-announced” investments)), convertible securities, preferred stock, and common stock. The Fund may use derivatives, including futures contracts, swaps, options, and forward foreign currency contracts, to manage portfolio risk, for efficient replication of securities the Fund could buy or for other investment purposes. The Fund will generally hold a diversified portfolio of investments in various sectors, although the Fund is not required to invest in all sectors at all times and may invest 100% of its net assets in one sector if conditions warrant. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. The Fund may trade securities actively and may invest in debt securities of any maturity or duration. As part of the Fund’s secondary investment strategy, the Fund may also engage in short-selling of  “to-be-announced” investments and the Fund may enter into bond forwards.
The sub-adviser, Wellington Management, blends longer-term, strategic positioning with shorter term, tactical investment strategies. Wellington Management seeks to add value from top-down sector rotation decisions, bottom-up security selection within sectors, and interest rate management. Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. In order to implement the Fund’s investment strategy, the portfolio managers may allocate a portion of the Fund’s assets to another portfolio management team within Wellington Management.
Non-investment grade debt securities are securities rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Wellington Management to be of comparable quality. Highly rated securities include, but are not limited to, U.S. government securities, mortgage-backed securities, asset-backed securities and commercial mortgage backed securities that are rated investment grade. Investment grade securities are securities rated within the four highest categories assigned by Moody’s (“Aaa”, “Aa”, “A” or “Baa”) or S&P (“AAA”, “AA”, “A” or “BBB”) or Fitch (“AAA”, “AA”, “A” or “BBB”) or are unrated securities that are judged by Wellington Management to be of comparable quality to securities rated within these four highest categories. Foreign securities are securities issued by foreign corporations or governments, including issuers located in emerging markets.
Total Return Bond Fund
Under normal circumstances, the Fund invests at least 80% of its net assets in bonds that the sub-adviser, Wellington Management, considers to be attractive from a total return perspective along with current income. The Fund normally invests at least 70% of its portfolio in investment grade debt securities and may invest up to 20% of its net assets in securities rated below investment grade (also known as “junk bonds”).
Bonds in which the Fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers.
The Fund may use derivatives to manage portfolio risk or for other investment purposes. The derivatives in which the Fund may invest include, but are not limited to, futures and options contracts, swap agreements and forward foreign currency contracts. Additionally, the Fund may invest up to 40% of its net assets in debt securities of foreign issuers, including from emerging markets, and up to 20% of its net assets in non-dollar securities. The Fund may invest in “to-be-announced” investments, including when-issued and delayed delivery securities and forward commitment transactions. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. The Fund may trade securities actively. Although the Fund may invest in securities and other instruments of any maturity or duration, the Fund normally invests in debt securities with a maturity of at least one year. There is no limit on the average maturity of the Fund’s portfolio. The use of derivatives, such as interest rate swaps and futures, may have the effect of shortening or lengthening the duration of a fixed income portfolio.
The Fund may also invest up to 15% of its net assets in bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities. The Fund may invest up to 15% of its net assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. While the Fund will not make direct purchases of common stock, from time to time the Fund will hold positions in common stock as a result of certain events, such as among other things the exercise of conversion rights or warrants, as well as restructurings or bankruptcy plans of reorganization with respect to an issuer’s securities held by the Fund. As part of the Fund’s secondary investment strategy, the Fund may engage in short-selling of “to-be-announced” investments and may enter into bond forwards.
Any security rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Wellington Management to be of comparable quality, are below-investment-grade. Securities rated below-investment-grade are commonly referred to as “high yield-high risk” or “junk bonds.”
The sub-adviser, Wellington Management, emphasizes identification of structural and cyclical themes that may unfold over the intermediate to long term complemented by shorter-term opportunistic themes created by market dislocations. Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. The investment team is organized with generalist portfolio managers leading sector, rates and risk positioning decisions. The portfolio managers may allocate a portion of the Fund’s assets to specialists within Wellington Management who drive individual sector and security selection strategies.
Unconstrained Bond Fund
The Fund seeks to achieve its investment objective by investing at least 80% of its net assets in fixed income securities and derivatives related to fixed income securities. The Fund normally invests in a broad range of fixed income securities, including but not limited to, non-investment grade debt securities (also known as “junk bonds”), highly rated securities and foreign securities, including those from emerging markets, other asset classes of U.S. or foreign issuers, including, but not limited to, bank loans or loan participation interests in secured, second lien or unsecured variable, fixed or floating rate loans, securitized debt, convertible securities, preferred stock, and common stock. The sub-adviser, Wellington Management, may use derivatives including futures contracts, options, swaps and forward foreign currency contracts for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates and other market factors. The Fund will generally hold a diversified portfolio of investments in various sectors, although the Fund is not required to invest in all sectors at all times and may invest 100% of its net assets in one sector if conditions warrant. The Fund may trade securities actively and may invest in debt securities of any maturity. The Fund expects that its average portfolio duration will normally vary from negative 1 year to positive 7 years, depending on the sub-adviser’s forecast of interest rates and assessment of market risks generally. Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates. The Fund’s average duration measure incorporates a bond’s yield, coupon, final maturity, and the effect of derivatives, such as interest rate swaps and futures that may be used to manage the Fund’s interest rate risk. The use of derivatives, such as interest rate swaps and futures, may have the effect of shortening or lengthening the duration of a fixed income portfolio. The Fund may invest in “to-be-announced” investments, including when-issued and delayed delivery securities and forward commitment transactions. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. As part of the Fund’s secondary investment strategy, the Fund may also engage in short-selling of  “to-be-announced” investments and may enter into bond forwards.
Wellington Management combines top-down strategy with bottom-up fundamental research and comprehensive risk management within the portfolio construction process. Bottom-up, internally generated, fundamental research is combined with top down/sector themes which includes an analysis of the economic cycle, together with sector and quality positioning. An important component of the portfolio construction process aims to build portfolios that are well diversified by industry and issuer but also take advantage of favorable secular or cyclical industry and company trends. Economic cycle analysis is important in determining the overall risk posture of the Fund. Risk control is emphasized throughout the investment process through strong credit research, portfolio diversification, and sophisticated analytics. Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. In order to implement the Fund’s investment strategy, the portfolio managers may allocate a portion of the Fund’s assets to another portfolio management team within Wellington Management.
Investment grade securities are securities within the four highest categories assigned by Moody’s (“Aaa”, “Aa”, “A” or “Baa”) or S&P (“AAA”, “AA”, “A” or “BBB”) or Fitch (“AAA”, “AA”, “A” or “BBB”) or are unrated securities that are judged by Wellington Management to be of comparable quality to securities rated within these four highest categories. Non-investment grade securities are securities rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Wellington Management to be of comparable quality.

World Bond Fund
Under normal circumstances, the Fund invests at least 80% of its net assets in a broad range of fixed income securities, including U.S. and non-U.S. government and corporate debt (including bonds), mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock. The Fund invests, under normal circumstances, in issuers located in at least three countries (including the U.S.) and may invest in both developed and developing markets. Under normal circumstances, the Fund will invest at least 75% of its net assets in investment grade debt securities; however, the Fund has the ability to invest up to 50% of its net assets in securities rated below investment grade (also referred to as “junk bonds”) if market conditions warrant. The Fund is a non-diversified fund, meaning that the Fund may invest a larger proportion of its assets in the securities of one or more issuers than a fund that is “diversified”. The Fund may trade securities actively and may invest in debt securities of any maturity or duration. For purposes of pursuing its investment objective, the Fund regularly enters into currency-related transactions involving certain derivative instruments, including currency forwards, currency options and currency index futures contracts. The Fund may also enter into various other transactions involving derivatives, including financial futures contracts (such as interest rate or bond futures) and options on such contracts, swap agreements (which may include interest rate and credit default swaps). The Fund may use any of the above currency techniques or other derivative transactions for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates and other market factors. Under normal circumstances, at least 40% (and normally not less than 30%) of the Fund’s net assets will be invested in or exposed to foreign securities or derivative instruments with exposure to foreign securities of at least three different countries outside the United States. Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency. The Fund’s investments in derivative securities, exchange traded funds (ETFs) and exchange traded notes (ETNs) will be considered to be “foreign” if the underlying assets represented by the investment are determined to be foreign using the foregoing criteria. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. As part of the Fund’s secondary investment strategy, the Fund may enter into bond forwards.
The sub-adviser, Wellington Management, combines top-down global macro and currency views with fundamental credit, sovereign, and securitized research from specialized investment teams to identify what it believes to be are the most attractive investment opportunities in the global fixed income and currency markets. As part of its fundamental analysis, Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. In order to implement the Fund’s investment strategy, the portfolio managers may allocate a portion of the Fund’s assets to another portfolio management team within Wellington Management.
As a temporary defensive measure, less than 40% of the Fund’s net assets may from time to time be invested in or exposed to foreign investments or derivatives tied to foreign investments if Wellington Management determines that market conditions warrant a lower allocation to such investments and, under certain market conditions, the Fund may invest all or a substantial portion of its assets in U.S. investments. Temporary defensive investments may adversely affect the Fund’s ability to achieve its investment objective.
Use of Cash or Money Market Investments
Each Fund may invest some or all of its assets in cash, high quality money market instruments (including, but not limited to U.S. government securities, bank obligations, commercial paper and repurchase agreements involving the foregoing securities) and shares of money market investment companies for temporary defensive purposes in response to adverse market, economic or political conditions. In addition, each Fund may invest some of its assets in these instruments to maintain liquidity or in response to atypical circumstances such as unusually large cash inflows or redemptions. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategy. As a result, there is no assurance that a Fund will achieve its investment objective and it may lose the benefit of market upswings.

Consequences of Portfolio Trading Practices
A Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading. Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance. Each Fund is not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax advisor for individual tax advice.
About Each Fund’s Investment Objective
Each Fund’s investment objective may be changed by the Fund’s Board without approval of the shareholders of the Fund. Each Fund’s prospectus will be updated prior to any change in the Fund’s investment objective.
Investment Policies
Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Quality Bond Fund, Short Duration Fund, Total Return Bond Fund, Unconstrained Bond Fund and World Bond Fund
Each of Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Quality Bond Fund, Short Duration Fund, Total Return Bond Fund, Unconstrained Bond Fund and World Bond Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets, which means net assets plus the amount of any borrowings for investment purposes, in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. Each Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of a Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy covered by Rule 35d-1.
Municipal Income Fund, Municipal Opportunities Fund and Municipal Short Duration Fund
Each of Municipal Income Fund, Municipal Opportunities Fund and Municipal Short Duration Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax. This requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. Each Fund’s policy to invest at least 80% of its assets in such a manner is a “fundamental” one, which means that it may not be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act.
Municipal Real Return Fund
The Municipal Real Return Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities the income from which is exempt from federal income tax. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. The Fund’s policy to invest at least 80% of its assets in such a manner is a “fundamental” one, which means that it may not be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act.
Additional Investment Strategies and Risks
Each Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the Funds’ Combined Statement of Additional Information (“SAI”), which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

More Information About Risks
The principal and additional risks of investing in each Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. Many factors affect each Fund’s performance. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that a Fund will achieve its investment objective, and you should not consider any one fund alone to be a complete investment program. The different types of securities, investments, and investment techniques used by each Fund have varying degrees of risk. The SAI contains more detailed information about the Funds’ investment policies and risks.
✓ Principal Risk X Additional Risk	Emerging Markets Local Debt Fund	Floating Rate Fund	Floating Rate High Income Fund	High Yield Fund	Inflation Plus Fund
Active Trading Risk	✓				✓
Asset Allocation Risk					✓
Bond Forwards Risk	X				X
Call Risk	✓	✓	✓	✓
Convertible Securities Risk	X	X	X	X
Counterparty Risk	✓	X	✓		X
Credit Risk	✓	✓	✓	✓	✓
Currency Risk	✓	X	✓	X	✓
Depositary Receipts Risk	X
Derivatives Risk	✓	X	✓	✓	✓
Forward Currency Contracts Risk	✓	X	✓		X
Forward Rate Agreements Risk	X
Futures and Options Risk	X			X	X
Hedging Risk	X	X	X	X	X
Swaps Risk	✓	X	✓	X	X
Dollar Rolls Risk
Equity Risk				X
Exchange Traded Funds and Exchange Traded Notes Risk	X	X	X	X	X
Event Risk	X	✓	✓	✓
Foreign Investments Risk	✓	✓	✓	✓	✓
Sovereign Debt Risk	✓				✓
Emerging Markets Risk	✓	X	X	✓	X
High Yield Investments Risk	✓	✓	✓	✓	X
Distressed Securities Risk	X	X	X	X
Illiquid Investments Risk	X	X	X	X	X
Inflation-Protected Securities Risk	✓				✓
Interest Rate Risk	✓	✓	✓	✓	✓
Inverse Floater Risk
Investment Strategy Risk	✓	✓	✓	✓	✓
Large Shareholder Transaction Risk	X	X	X	X	X
Leverage Risk	✓	X	✓	✓	✓
Liquidity Risk	✓	✓	✓	✓
Loans and Loan Participations Risk		✓	✓	X	X
Market Risk	✓	✓	✓	✓	✓
Mortgage-Backed and Other Asset-Backed Securities Risk	X				✓
Municipal Securities Risk
New Fund Risk
Non-Diversification Risk	✓
Other Investment Companies Risk	X	X	X	X	X
Quantitative Investing Risk
Real Estate Related Securities Risks
Repurchase Agreements Risk		X	X
Restricted Securities Risk	X	X	X	X	X
Reverse Repurchase Agreements Risk					X
Rule 144A Securities Risk	✓	X	✓	✓	X
Short Sales of To Be Announced (TBA) Securities Risk

✓ Principal Risk X Additional Risk	Emerging Markets Local Debt Fund	Floating Rate Fund	Floating Rate High Income Fund	High Yield Fund	Inflation Plus Fund
Stripped Securities Risk
Taxable Income Risk
To Be Announced (TBA) Transactions Risk
U.S. Government Securities Risk	X				✓
Unsecured Loans Risk		X	X
Use as Underlying Fund Risk	X	X	X	X	X
Volatility Risk	✓			✓	X
Warrants Risk				X
Zero Coupon Securities Risk	X

✓ Principal Risk X Additional Risk	Municipal Income Fund	Municipal Opportunities Fund	Municipal Real Return Fund	Municipal Short Duration Fund	Quality Bond Fund
Active Trading Risk					✓
Asset Allocation Risk
Bond Forwards Risk			X		X
Call Risk	✓	✓	✓	✓	✓
Convertible Securities Risk
Counterparty Risk	X	X	X	X
Credit Risk	✓	✓	✓	✓	✓
Currency Risk	X	X	X	X
Depositary Receipts Risk
Derivatives Risk	X	X	✓	X	✓
Forward Currency Contracts Risk	X	X	X	X
Forward Rate Agreements Risk	X	X	X	X
Futures and Options Risk	X	X	X	X	✓
Hedging Risk	X	X	X	X	X
Swaps Risk			✓		✓
Dollar Rolls Risk					✓
Equity Risk
Exchange Traded Funds and Exchange Traded Notes Risk	X	X	X	X	X
Event Risk	X	X	X	X	X
Foreign Investments Risk	X	X	X	X
Sovereign Debt Risk
Emerging Markets Risk
High Yield Investments Risk	✓	✓	X	✓
Distressed Securities Risk
Illiquid Investments Risk	X	X	X	X	X
Inflation-Protected Securities Risk			✓
Interest Rate Risk	✓	✓	✓	✓	✓
Inverse Floater Risk	X	X	X	X	X
Investment Strategy Risk	✓	✓	✓	✓	✓
Large Shareholder Transaction Risk	X	X	X	X	X
Leverage Risk	X	X	✓	X	✓
Liquidity Risk	✓	✓	✓	✓
Loans and Loan Participations Risk
Market Risk	✓	✓	✓	✓	✓
Mortgage-Backed and Other Asset-Backed Securities Risk					✓
Municipal Securities Risk	✓	✓	✓	✓
New Fund Risk	X			X
Non-Diversification Risk
Other Investment Companies Risk	X	X	X	X	X
Quantitative Investing Risk
Real Estate Related Securities Risks					✓
Repurchase Agreements Risk					✓
Restricted Securities Risk	X	X	X	X	X

✓ Principal Risk X Additional Risk	Municipal Income Fund	Municipal Opportunities Fund	Municipal Real Return Fund	Municipal Short Duration Fund	Quality Bond Fund
Reverse Repurchase Agreements Risk					✓
Rule 144A Securities Risk	X	X	X	X	✓
Short Sales of To Be Announced (TBA) Securities Risk					X
Stripped Securities Risk					X
Taxable Income Risk	X	X	X	X
To Be Announced (TBA) Transactions Risk					✓
U.S. Government Securities Risk					✓
Unsecured Loans Risk
Use as Underlying Fund Risk	X	X	X	X	X
Volatility Risk
Warrants Risk
Zero Coupon Securities Risk
✓ Principal Risk X Additional Risk	Short Duration Fund	Strategic Income Fund	Total Return Bond Fund	Unconstrained Bond Fund	World Bond Fund
Active Trading Risk		✓	✓	✓	✓
Asset Allocation Risk	✓	✓	✓	✓	✓
Bond Forwards Risk	X	X	X	X	X
Call Risk	✓	✓	✓	✓	✓
Convertible Securities Risk	X	X	X	X
Counterparty Risk	X	X	X	X	X
Credit Risk	✓	✓	✓	✓	✓
Currency Risk	X	X	✓	X	✓
Depositary Receipts Risk
Derivatives Risk	✓	✓	✓	✓	✓
Forward Currency Contracts Risk	X	✓	✓	✓	✓
Forward Rate Agreements Risk
Futures and Options Risk	✓	✓	✓	✓	✓
Hedging Risk	X	X	X	X	X
Swaps Risk	✓	✓	✓	✓	✓
Dollar Rolls Risk	X
Equity Risk		X
Exchange Traded Funds and Exchange Traded Notes Risk	X	X	X	X	X
Event Risk	✓		✓	✓	X
Foreign Investments Risk	✓	✓	✓	✓	✓
Sovereign Debt Risk	X	✓	X	X	✓
Emerging Markets Risk	X	✓	✓	✓	✓
High Yield Investments Risk	✓	✓	✓	✓	✓
Distressed Securities Risk
Illiquid Investments Risk	X	X	X	X	X
Inflation-Protected Securities Risk	X	X	X	X	X
Interest Rate Risk	✓	✓	✓	✓	✓
Inverse Floater Risk					X
Investment Strategy Risk	✓	✓	✓	✓	✓
Large Shareholder Transaction Risk	X	X	X	X	X
Leverage Risk	✓	✓	✓	✓	✓
Liquidity Risk	✓	✓	✓	✓
Loans and Loan Participations Risk	✓	✓	X	✓
Market Risk	✓	✓	✓	✓	✓
Mortgage-Backed and Other Asset-Backed Securities Risk	✓	✓	✓	✓	✓
Municipal Securities Risk	X
New Fund Risk
Non-Diversification Risk					✓
Other Investment Companies Risk	X	X	X	X	X
Quantitative Investing Risk		X		X	X
Real Estate Related Securities Risks
Repurchase Agreements Risk	X
Restricted Securities Risk	X	X	X	X	X

✓ Principal Risk X Additional Risk	Short Duration Fund	Strategic Income Fund	Total Return Bond Fund	Unconstrained Bond Fund	World Bond Fund
Reverse Repurchase Agreements Risk
Rule 144A Securities Risk	✓	✓	✓	✓	✓
Short Sales of To Be Announced (TBA) Securities Risk		X	X	X
Stripped Securities Risk
Taxable Income Risk
To Be Announced (TBA) Transactions Risk	X	✓	✓	✓
U.S. Government Securities Risk	✓	✓	✓	✓	✓
Unsecured Loans Risk
Use as Underlying Fund Risk	X	X	X	X	X
Volatility Risk	X	X	X	X	X
Warrants Risk			X	X
Zero Coupon Securities Risk	X
Active Trading Risk  −Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may also adversely affect Fund performance.
Asset Allocation Risk −The risk that if the Fund's strategy for allocating assets among different portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Fund.
Bond Forwards Risk  −A bond forward is a contractual agreement between a Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date. When a Fund enters into a bond forward, it will also simultaneously enter into a reverse repurchase agreement. In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward. If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period. Generally, the value of the bond forward will change based on changes in the value of the underlying asset. Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract). If there is no cash exchanged at the time a Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund’s ability to sell or otherwise use the investments used as collateral for the bond forward. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements carry the risk that the market value of the securities that a Fund is obligated to repurchase may decline below the repurchase price. A Fund could also lose money if it is unable to recover the securities and/or the value of any collateral held or assets segregated by the Fund to cover the transaction declines below the value of securities. The use of reverse repurchase agreements may increase the possibility of fluctuation in a Fund’s net asset value ("NAV").
Call Risk  −Call risk is the risk that an issuer, especially during periods of falling interest rates, may redeem a security by repaying it early. If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features. This could potentially lower a Fund’s income, yield and its distributions to shareholders.
Convertible Securities Risk  −The market value of a convertible security typically performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk that apply to the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable).
A Fund may invest in contingent convertible securities (“CoCos”). CoCos are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.”

The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general. Investments in CoCos may be considered speculative.
Counterparty Risk  −The risk that the counterparty to an over-the-counter derivatives contract or a borrower of a Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. The protections available to a Fund in exchange traded derivatives may not be available for over-the-counter transactions.
Credit Risk  −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Currency Risk  −The risk that the value of a Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When a Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency. Currency markets generally are not as regulated as securities markets. The dollar value of foreign investments may be affected by exchange controls. A Fund may be positively or negatively affected by governmental strategies intended to make the U.S. dollar, or other currencies in which the Fund invests, stronger or weaker. Currency risk may be particularly high to the extent that a Fund invests in foreign securities or currencies that are economically tied to emerging market countries.
Depositary Receipts Risk  −A Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. A Fund may invest in Depositary Receipts that are not sponsored by a financial institution ("Unsponsored Depositary Receipts"). Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding their issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Certain Funds may also invest in Global Depositary Notes (“GDNs”), a form of depositary receipt. GDNs emulate the terms (interest rate, maturity date, credit quality, etc.) of particular local bonds; however, they trade, settle, and pay interest and principal in U.S. Dollars. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary and holders of GDNs may have limited rights. Certain investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert bonds into GDNs and vice versa.
Derivatives Risk  −A Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges. Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Successful use of derivative instruments by a Fund depends on the sub-adviser’s judgment with respect to a number of factors and a Fund’s performance could be worse and/or more volatile than if it had not used these instruments. Derivatives may involve significant risks, including:
•
Counterparty/Credit Risk - The risk that the party on the other side of the transaction will be unable to honor its financial obligation to a Fund.

•
Currency Risk - The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•
Leverage Risk - The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•
Liquidity Risk - The risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose a Fund to losses and could make derivatives more difficult for a Fund to value accurately.

•
Index Risk - If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index. For this reason, a Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.
•
Regulatory Risk - Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

•
Tax Risk - The tax treatment of a derivative may not be as favorable as a direct investment in the underlying asset. The use of derivatives may adversely affect the timing, character and amount of income a Fund realizes from its investments, and could impair the ability of the sub-adviser to use derivatives when it wishes to do so.

•
Short Position Risk - A Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause a Fund to suffer a (potentially unlimited) loss.

Certain Funds may invest a significant portion of their assets in derivative instruments. If a Fund does, the Fund’s exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.
In December 2015, the SEC proposed new regulations applicable to a mutual fund’s use of derivatives and related instruments. If adopted as proposed, these regulations could potentially limit or impact a Fund’s ability to invest in derivatives and other instruments and adversely affect the Funds’ performance and ability to pursue their investment objectives.
Forward Currency Contracts Risk  −A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. A Fund may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s investments or as part of its investment strategy. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but allow a Fund to establish a fixed rate of exchange for a future point in time. Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, which could result in losses on those contracts and additional transaction costs. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. A Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as ordinary income and may significantly increase an investor’s tax liability.
Forward Rate Agreements Risk  −A forward rate agreement is an agreement where the buyer locks in an interest rate at a future settlement date (“lock rate”). If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. These transactions are subject to counterparty risk and the risk that the Fund will lose money if the sub-adviser predicts interest rate changes incorrectly.
Futures and Options Risks  −An option is an agreement that, for a premium payment or fee, gives the purchaser the right but not the obligation to buy or sell the underlying asset at a specified price during a period of time or on a specified date. A future is a contract that obligates the purchaser to take delivery, and the seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. Futures and options are subject to the risk that the sub-adviser may incorrectly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors that may affect the value of the underlying asset. Futures and options may be more volatile than direct investments in the securities underlying the futures and options and may not correlate perfectly to the underlying securities. Futures and options also involve additional expenses as compared to investing directly in the underlying securities, which could reduce any benefit or increase any loss to a Fund from using the strategy. Futures and options may also involve the use of leverage as a Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options transactions may be effected on securities exchanges or in the over-the-counter market. When futures or options are purchased over-the-counter, a Fund bears the risk that the counter-party that wrote the future or option will be unable or unwilling to perform its obligations under the contract. Such futures and options may also be illiquid, and in such cases, a Fund may have difficulty closing out its position or valuing the contract. Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. A Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

Hedging Risk  −Hedging is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Fund is not required to use hedging and may choose not to do so.
Swaps Risk  −Swap agreements are two-party contracts entered into for a set period of time in which the parties agree to exchange payments based on some underlying reference asset (such as interest rates). The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. A Fund’s transactions in swaps—which may involve a variety of reference assets—may be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from a Fund’s direct investments in the reference assets.
Transactions in swaps can involve greater risks than if a Fund had invested directly in the reference asset since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and valuation risk. Because they are two-party contracts and because they may have terms of greater than seven days, certain swap transactions may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Some swaps may be complex and difficult to value. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the sub-adviser’s expectations may produce significant losses in a Fund’s investments in swaps. In addition, a perfect correlation between a swap and an investment position may be impossible to achieve. As a result, a Fund’s use of swaps may not be effective in fulfilling the Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.
Certain swaps are centrally-cleared and will eventually be exchange-traded. Central clearing is expected to decrease credit risk and exchange-trading is expected to improve liquidity. However, central clearing does not make the contracts risk-free and there is no guarantee that a Fund would consider exchange-traded swaps to be liquid.
In order to reduce the risk associated with leveraging, a Fund may “set aside” liquid assets (often referred to as “asset segregation”), or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.
•
Credit Default Swaps Risk - A credit default swap enables an investor to buy or sell protection against a credit event with respect to an issuer. Credit default swaps may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

•
Interest Rate Swaps Risk - In an interest rate swap, the Fund and another party exchange their rights to receive interest payments based on a reference interest rate. Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference does not perform as anticipated. Interest rate swaps are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

•
Total Return Swaps Risk - In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

•
Volatility Swaps Risk - The Fund may enter into types of volatility swaps to hedge the volatility of a particular security, currency, index or other financial instrument, or to seek to increase its investment return. In volatility swaps, counterparties agree to buy or sell volatility at a specific level over a fixed period. Volatility swaps are subject to credit risks (if the counterparty fails to meet its obligations), and the risk that the sub-adviser is incorrect in its forecast of volatility for the underlying security, currency, index or other financial instrument that is the subject of the swap. If the sub-adviser is incorrect in its forecast, the Fund would likely be required to make a payment to the counterparty under the swap. Volatility swaps can have the potential for unlimited losses.

Dollar Rolls Risk  −A Fund may enter into dollar rolls in which the Fund will sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (the same type and coupon) securities on a specified future date to the same party. Dollar rolls involve the risk that the market value of the securities that a Fund is committed to buy may decline below the price of the securities the Fund has sold or that the counterparty may be unable to fulfill its obligations. These transactions may involve leverage.
Equity Risk  −Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company. Equity securities include but are not limited to common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The value of an equity security may be based on the real or perceived success or failure of the particular company’s business, any income paid to stockholders in the form of a dividend, the value of the company’s assets, general market conditions, or investor sentiment generally. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.
Exchange Traded Funds and Exchange Traded Notes Risk  −An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF. ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; the risk that, to the extent the ETF does not fully replicate the underlying index, the ETF’s investment strategy may not produce the intended results; the risk of more frequent price fluctuations due to secondary market trading, which may result in a loss to a Fund; the risk that the ETF may trade at a price that is lower than its net asset value ("NAV"); and the risk that an active market for the ETF’s shares may not develop or be maintained. ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging markets risk, as well as risks associated with fixed income securities, real estate investments and commodities. An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. A Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests. In addition, a Fund pays brokerage commissions in connection with the purchase and sale of shares of ETFs.
Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities, including credit risk, and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists. The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. A Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.
Event Risk  −Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
Foreign Investments Risk  −Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers. Foreign investments may be affected by the following:
•
changes in currency exchange rates

•
changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

•
increased volatility

•
substantially less volume on foreign stock markets and other securities markets

•
higher commissions and dealer mark-ups

•
inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

•
less uniform accounting, auditing and financial reporting standards

•
less publicly available information about a foreign issuer or borrower

•
less government regulation

•
unfavorable foreign tax laws

•
political, social, economic or diplomatic developments in a foreign country or region

•
differences in individual foreign economies

•
geopolitical events may disrupt securities markets and adversely affect global economies and markets

•
Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Certain European countries in which a Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. These consequences include greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in such markets. Uncertainty relating to the withdrawal procedures and timeline may have adverse effects on asset valuations and the renegotiation of current trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.
Sovereign Debt Risk  −In addition to the risks associated with investment in debt securities and foreign securities generally, sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt or otherwise meet its obligations. This may be due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. In addition, if a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future.
Emerging Markets Risk  −The risks of foreign investments are usually greater for emerging markets. Investments in emerging markets may be considered speculative. Unless defined otherwise in a Fund's principal investment strategy, emerging markets are those markets (1) included in emerging market or equivalent classifications by the United Nations (and its agencies); (2) having per capita income in the low to middle ranges, as determined by the World Bank; or (3) a Fund’s benchmark index provider designates as emerging. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Settlements of trades in emerging markets may be subject to significant delays. The inability to make intended purchases of securities due to settlement problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems. Sometimes, emerging markets may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid. These factors make investing in frontier market countries significantly riskier than investing in other countries.
High Yield Investments Risk  −Although high yield investments (also known as “junk bonds”) generally pay higher rates of interest than investment grade bonds, junk bonds are high risk, speculative investments that may cause income and principal losses for a Fund. The major risks of junk bond investments include:
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Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

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Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

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Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

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Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If the issuer redeems junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

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Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Fund’s securities than is the case with securities trading in a more liquid market.

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A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

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The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Distressed Securities Risk  −A Fund may invest in debt securities issued by companies that are involved in reorganizations, financial restructurings or bankruptcy. Investments in such distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. A Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, a Fund may lose its entire investment or may be required to accept cash or securities, including equity securities, with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale and sales may be possible only at substantial discounts. Distressed securities and any securities received in an exchange for such securities may also be difficult to value and illiquid.

Illiquid Investments Risk  −Illiquid investments are investments that a Fund cannot sell within seven days at approximately current value. In addition, securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. If a Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value. If one or more of a Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit. In October 2016, the SEC adopted new regulations that may limit a Fund’s ability to invest in illiquid and less liquid investments. These limitations may adversely affect a Fund’s performance and ability to pursue its investment objective when the regulations are expected to take effect on December 1, 2018.
Inflation-Protected Securities Risk  −The value of inflation-protected securities generally fluctuates in response to changes in real interest rates (stated interest rates adjusted to factor in inflation). In general, the price of an inflation-indexed security decreases when real interest rates increase, and increases when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The market for Treasury inflation-protected securities (“TIPS”) and corporate inflation-protected securities (“CIPS”) may be less developed or liquid, and more volatile, than certain other securities markets. There can be no assurance that the inflation index used in these securities (i.e., the CPI) will accurately measure the real rate of inflation. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income for the amount of the increase in the calendar year, even though a Fund will not receive its principal until maturity.
Interest Rate Risk  −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. For this reason, the longer a Fund’s average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price. Falling interest rates may also lead to a decline in a Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that a Fund’s investment in fixed income securities will go down in value. A rise in interest rates could also cause investors to rapidly move out of fixed-income securities, which may increase redemptions in a Fund and subject the Fund to increased liquidity risk. A substantial increase in interest rates may also have an adverse impact on the liquidity of one or more portfolio securities, especially those with longer maturities.
Risks associated with rising interest rates are currently heightened because interest rates are at, or near, historic lows and have been for several years due to the policies of the U.S. Federal Reserve Bank ("the Fed") and other central banks. There is an increasing risk that the Fed and other central banks will raise the federal funds rate and equivalent rates as economic conditions appear to improve. Any such increases will likely cause market interest rates to rise, which will cause the value of a Fund’s fixed income holdings, particularly those with longer maturities, to fall. Any such rate increases may also increase volatility and reduce liquidity in the fixed income markets, which would make it more difficult to sell a Fund’s fixed income investments. Changes in central bank interest rate policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and a Fund’s transaction costs.
Inverse Floater Risk  −Inverse floaters earn interest at rates that vary inversely to changes in short-term interest rates. As short-term interest rates rise, inverse floaters produce less income (and, in extreme cases, may pay no income) and as short-term interest rates fall, inverse floaters produce more income. Inverse floaters may be subject to leverage risk and counterparty risk. These risks are greater for inverse floaters that are structured as tender option bonds (“TOBs”). The prices and income of inverse floaters are generally more volatile than the prices and income of bonds with similar maturities and may decline rapidly during periods of rising interest rates. An investment in inverse floaters involves the risk of loss of principal and typically will involve greater risk than an investment in a municipal fixed rate security. Inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. Investments in inverse floaters in the form of TOBs are also subject to risks related to the termination of the trust that issues the TOB, which could expose a Fund to losses associated with such termination.

Investment Strategy Risk  −The risk that, if the portfolio managers' investment decisions and strategy does not perform as expected, a Fund could underperform its peers or lose money. A Fund’s performance depends on the portfolio managers’ judgment about a variety of factors, such as markets, interest rates and/or the attractiveness, relative value, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The portfolio managers’ investment models may not adequately take into account certain factors, may perform differently than anticipated and may result in a Fund having a lower return than if the portfolio managers used another model or investment strategy. There is no guarantee that the strategy used by a Fund will allow the Fund to achieve its investment objective.
Large Shareholder Transaction Risk  −A Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
Leverage Risk  −Certain transactions, including derivatives, to-be-announced investments and other when-issued, delayed delivery or forward commitment transactions, involve a form of leverage. Transactions involving leverage provide investment exposure in an amount exceeding the initial investment. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Certain derivatives have the potential to cause unlimited losses for a Fund, regardless of the size of the initial investment. Leverage may also cause a Fund’s NAV to be more volatile than if the Fund had not been leveraged, as relatively small market movements may result in large changes in the value of a leveraged investment. To reduce the risk associated with leveraging, a Fund may “set aside” liquid assets (often referred to as “asset segregation”), or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Liquidity Risk  − Liquidity risk exists when the markets for particular investments or types of investments are or become relatively illiquid so that it is difficult or impossible for a Fund to sell the investment at the price at which the Fund has valued it. Illiquidity may result from political, economic or issuer specific events; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities with reduced liquidity or that become illiquid involve greater risk than securities with more liquid markets. If a Fund and its affiliates hold a significant portion of a single issuer’s outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer’s securities were more widely held.
Market quotations for illiquid or less liquid securities may be volatile and/or subject to large spreads between bid and ask prices. Reduced liquidity may have a negative impact on market price and a Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in a Fund’s portfolio, it may be difficult for a Fund to value these investments and it may be necessary to fair value the investments. There can be no assurance that a security’s fair value accurately reflects the price at which a Fund could sell that security at that time, which could affect the proceeds of any redemption or the number of Fund shares you receive upon purchase.
Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds are at or near historic lows in relation to market size. The significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be worse during periods of economic uncertainty.

Loans and Loan Participations Risk  −A Fund may invest in loans and loan participations originated or issued by both banks and corporations. Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans a Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect a Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.
Many loans are subject to extended settlement periods and it may take greater than seven days for a loan purchase or sale transaction to settle. Loans may also be subject to restrictions on resale and may be difficult to value. Long settlement periods, any restrictions on a Fund’s ability to resell a loan investment and any difficulties in valuing a loan investment will have an adverse impact on a Fund’s ability to sell particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. These effects may make it more difficult for the Fund to pay investors when they redeem their Fund shares. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).
Commercial banks and other financial institutions or institutional investors make floating rate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on these loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain loans may be less developed than the secondary market for bonds and notes, a Fund may experience difficulties in selling its loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed. By investing in such a loan, a Fund may become a member of the syndicate.
The loans in which a Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Additionally, with respect to loan participations, a Fund, as a participant in a loan, will not have any direct claim on the loan or against the borrower, and the Fund may be subject to greater delays, expenses and risks than would have been involved if the Fund had purchased a direct obligation of the borrower.
In the event of the insolvency of an agent bank (in a syndicated loan, the agent bank is the bank in the syndicate whom undertakes the bulk of the administrative duties involved in the day-to-day administration of the loan), a loan could be subject to settlement risk, as well as the risk of interruptions in the administrative duties performed in the day to day administration of the loan (such as processing LIBOR calculations, processing draws, etc.).
Because the sub-adviser relies primarily on its own evaluation of a borrower’s credit quality, a Fund is dependent on the analytical abilities of the sub-adviser with respect to its investments in loans.
Compared to securities and to certain other types of financial assets, purchases and sales of Senior Loans take relatively longer to settle, partly due to the fact that Senior Loans require a written assignment agreement and various ancillary documents for each transfer, and frequently require discretionary consents from both the borrower and the administrative agent. In addition, recent regulatory changes have increasingly caused dealers to insist on matching their purchases and sales, which can lead to delays in a Fund's settlement of a purchase or sale of a Senior Loan in circumstances where the dealer's corresponding transaction with another party is delayed. Dealers will also sometimes sell Senior Loans short, and hold their trades open for an indefinite period while waiting for a price movement or looking for inventory to purchase.
This extended settlement process can (i) increase the counterparty credit risk borne by a Fund; (ii) leave a Fund unable to timely vote, or otherwise act with respect to, Senior Loans it has agreed to purchase; (iii) delay a Fund from realizing the proceeds of a sale of a Senior Loan; (iv) inhibit a Fund's ability to re-sell a Senior Loan that it has agreed to purchase if conditions change (leaving a Fund more exposed to price fluctuations); (v) prevent a Fund from timely collecting principal and interest payments; and (vi) expose a Fund to adverse tax or regulatory consequences.
Loan interests may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. A Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
Market Risk  −Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities or other investments may decline in value due to factors affecting securities markets generally or individual issuers. The value of a security or other investment may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security or other investment may also change in value due to factors that affect an individual issuer or a particular sector or industry. During a general downturn in the securities or other markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities or other investments held by a Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events or natural/environmental disasters, could also prevent a Fund from executing advantageous investment decisions in a timely manner. Although a Fund generally seeks to reduce the risks related to the equity and fixed income markets, there is no guarantee that the Fund’s strategy will be successful and the Fund is still exposed to overall market risk.
Mortgage-Backed and Other Asset-Backed Securities Risk  −Mortgage-related and other asset-backed securities are subject to certain risks, including credit risk and interest rate risk. These investments expose a Fund to “extension risk,” which is the risk that borrowers will repay a loan more slowly in periods of rising interest rates which could increase the interest rate sensitivity of certain investments — such as mortgage- and asset-backed securities — and cause the value of these investments to fall. As a result, in a period of rising interest rates, if a Fund holds mortgage-backed securities and other asset-backed securities, it may exhibit additional volatility. In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities are also subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. In addition, as a result of its investment in asset-backed securities, a Fund would be subject to the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.
Collateralized debt obligations (“CDOs”), which are a type of asset-backed security, are subject to heightened risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; a Fund may invest in collateralized debt obligations that are subordinate to other classes and, therefore, will not have primary rights to any payments in bankruptcy; values may be volatile; and disputes with the issuer may produce unexpected investment results. A Fund’s investments in CDOs will not receive the same investor protection as an investment in registered securities. In addition, prices of CDO investments can decline considerably. These types of instruments are frequently referred to as “mortgage derivatives” and are sensitive to changing interest rates and deteriorating credit environments. CDOs may lack of a readily available secondary market and be difficult to sell at the price at which a Fund values them.
A Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that a Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Mortgage-related securities issued by private issuers are subject to the credit risks of the issuers, as well as to interest rate risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Municipal Securities Risk  −Municipal securities risks include the possibility that the issuer may not be able to pay interest or repay principal when due; the relative lack of information about certain issuers of municipal securities; and the possibility that future legislative changes could affect the market for and value of municipal securities. Municipal securities are subject to interest rate risk, credit risk and market risk. Because municipal securities are issued to finance similar projects, conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.
In addition to these risks, investment in municipal securities is also subject to:
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General Obligation Bonds Risks - The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

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Revenue Bonds Risks - Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

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Private Activity Bonds Risks - Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, a Fund may not receive any income or get its money back from the investment.

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Moral Obligation Bonds Risks - Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

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Municipal Notes Risks - Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

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Municipal Lease Obligations Risks - In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation (i.e., annually appropriate money to make the lease payments), it may be difficult to sell the property and the proceeds of a sale may not cover a Fund’s loss.

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Tax-Exempt Status Risk - Municipal securities are subject to the risk that the Internal Revenue Service may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal security is taxable, which may result in a significant decline in the value of the security.

New Fund Risk  −Certain Funds are new funds which may result in additional risk. There can be no assurance that a new Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.
Non-Diversification Risk  −Certain Funds are non-diversified, which means they are permitted to invest a greater portion of its assets in a smaller number of issuers than a “diversified” fund. For this reason, a Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may result in a greater risk of loss. A Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.
Other Investment Companies Risk  −Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. Such investments subject a Fund to the risks that apply to the other investment company, including market and selection risk, and may increase a Fund’s expenses to the extent the Fund pays fees, including investment advisory and administrative fees, charged by the other investment company. The success of a Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies, including ETFs, to meet their investment objective.

Quantitative Investing Risk  −The value of securities or other investments selected using quantitative analysis may perform differently from the market as a whole or from their expected performance for many reasons, including, but not limited to, factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns. The models used may be predictive in nature and such models may result in an incorrect assessment of future events. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). The use of quantitative analysis to support investment decisions may cause a Fund to underperform other funds that have similar investment strategies or that select securities or other investments using other types of analysis. In addition, considerations that affect a security’s or other investment's value can change over time and these changes may not be reflected in the quantitative model. There can be no assurance that quantitative investing will help a Fund to achieve its investment objective.
Real Estate Related Securities Risks  −The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management may also affect real estate values. The real estate industry is particularly sensitive to economic downturns. When economic growth is slow, demand for property decreases and prices may decline. If a Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.
In addition to the risks facing real estate related securities, investments in real estate investment trusts (“REITs”), which pool investor money to invest in real estate and real estate related holdings, involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. Many issuers of real estate related securities are highly leveraged, which increases the risk to holders of such securities. REITs are also subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code or failure to maintain exemption from registration under the Investment Company Act of 1940, as amended. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property, which may make REITs more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because REITs are pooled investment vehicles that have expenses of their own, a Fund will indirectly bear its proportionate share of those expenses. REITs and other real estate related securities tend to be small- to mid-cap stocks that are subject to risks of investing in small- to mid-cap stocks.
Repurchase Agreements Risk  −A Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates a Fund from changes in the market value of the security during the period. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, a Fund may lose money.
Restricted Securities Risk  −Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material non-public information about the issuer, a Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses. For more information regarding Rule 144A securities, see "Rule 144A Securities Risk" below.

Reverse Repurchase Agreements Risk  −Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements carry the risk that the market value of the securities that a Fund is obligated to repurchase may decline below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of the any collateral held or assets segregated by the Fund to cover the transaction is less than the value of securities. The use of reverse repurchase agreements may increase the possibility of fluctuation in a Fund’s net asset value.
Rule 144A Securities Risk  −A Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when a Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although Rule 144A securities are generally considered to be liquid, a Fund’s holdings in Rule 144A securities may adversely affect the Fund’s overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect a Fund’s ability to dispose of a security.
Short Sales of To Be Announced (TBA) Securities Risk −When a Fund enters into a short sale of a TBA security it effectively agrees to sell at a future date and price a security it does not own. Although most TBA short sale transactions are closed before a Fund would be required to deliver the security, if the Fund does not close the position, the Fund may have to purchase the securities needed to settle the short sale at a higher price than anticipated. This would cause the Fund to lose money. A Fund may not always be able to purchase the securities required to settle a short at a particular time or at an attractive price. A Fund may incur increased transaction costs associated with selling TBA securities short. In addition, taking short positions in TBA securities results in a form of leverage, which could increase the volatility of a Fund’s returns.
Stripped Securities Risk  −Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment. The market for stripped securities may be limited, making it difficult for a Fund to sell its holdings at an acceptable price.
Taxable Income Risk  −The risk that a Fund may invest in securities or other instruments that produce income subject to income tax, including the Alternative Minimum Tax. A Fund's investments in municipal securities rely on the opinion of the issuer's bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after a Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable and the Fund's dividends with respect to that bond might be subject to federal income tax. In addition, income from tax-exempt municipal securities could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service, state tax authorities, or a court, or the non-compliant conduct of a bond issuer.
To Be Announced (TBA) Transactions Risk  −TBA investments include when-issued and delayed delivery securities and forward commitments. TBA transactions involve the risk that the security a Fund buys will lose value prior to its delivery. A Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. A Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If a Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises.

U.S. Government Securities Risk  −Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.
The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
Unsecured Loans Risk  −The claims of holders of unsecured loans are subordinated to, and thus lower in priority of payment to, claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. Since they do not afford the lender recourse to collateral, unsecured loans are also subject to greater risk of nonpayment in the event of default than secured loans. Such loans generally have greater price volatility than more senior loans and may be less liquid.
Use as Underlying Fund Risk  −A Fund may be an investment (an “Underlying Fund”) of one or more fund of funds. The term “fund of funds” refers to a mutual fund that pursues its investment objective by investing primarily in other mutual funds.
Risks Related to the Fund of Funds Structure for Underlying Funds:
•
A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions you receive from a Fund for investments you make directly in the Fund.

•
A Fund, as an Underlying Fund, may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the Fund to sell securities to meet such redemptions, or to invest in cash, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect Fund performance.

Volatility Risk −Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.
Warrants Risk  −Warrants give a Fund the right to purchase equity securities (“underlying stock”) at specific prices valid for a specific period of time. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock and can be more volatile than the prices of the underlying stocks. The market for warrants may be limited and it may be difficult for a Fund to sell a warrant promptly at an advantageous price.
Zero Coupon Securities Risk  −Zero-coupon securities pay no interest prior to their maturity date or another specified date in the future but are issued and traded at a discount to their face value. The discount varies as the securities approach their maturity date (or the date on which interest payments are scheduled to begin). While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. As with other fixed income securities, zero coupon bonds are subject to interest rate and credit risk. Some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than comparable securities that pay interest currently. Longer term zero coupon bonds have greater interest rate risk than shorter term zero coupon bonds.
Disclosure of Portfolio Holdings
Each Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month. Each Fund also will publicly disclose on its web site the largest ten issuers in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

The Investment Manager and Sub-Adviser
The Investment Manager
Hartford Funds Management Company, LLC is the investment manager to each Fund. The Investment Manager is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company. Excluding affiliated funds of funds, as of December 31, 2016, the Investment Manager had approximately $97.4 billion (or approximately $81.5 billion additionally excluding certain annuity products) in discretionary and non-discretionary assets under management. The Investment Manager is responsible for the management of the Funds and supervises the activities of the investment sub-adviser described below. The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087. On or about April 24, 2017, the Investment Manager's principal address will be 690 Lee Road, Wayne, PA 19087.
The Investment Manager relies on an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) for each Fund under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the respective Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the respective Board of Directors and without obtaining approval from the respective Fund’s shareholders (the “Order”). Within 90 days after hiring any new sub-adviser, the respective Fund’s shareholders will receive information about any new sub-advisory relationship.
In addition, the Investment Manager and the Funds have applied for a new exemptive order from the SEC (the “New Order”), which would expand the relief provided under the Order and would permit the Investment Manager, on behalf of a Fund and subject to the approval of the Board of Directors, to hire or terminate, and to modify any existing or future sub-advisory agreement with sub-advisers that are not affiliated with the Investment Manager (the “Current Relief”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Investment Manager or of another company that, indirectly or directly wholly owns the Investment Manager (the “Expanded Relief”). As with the Order, the New Order would require the respective Fund’s shareholders to receive information about any new sub-advisory relationship within 90 days after hiring any new sub-adviser. There can be no guarantee that the SEC will grant the New Order. Shareholders of each of Municipal Income Fund, Municipal Short Duration Fund, Quality Bond Fund, Strategic Income Fund and Unconstrained Bond Fund have prospectively approved the operation of the Fund under any “manager of managers” structure, including under (i) the New Order and/or (ii) any future law, regulation, or exemptive relief provided by the SEC. These Funds will continue to rely on the Current Relief until the SEC grants the New Order. Each of Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Inflation Plus Fund, Municipal Opportunities Fund, Municipal Real Return Fund, Short Duration Fund, Total Return Bond Fund and World Bond Fund will continue to rely on the Current Relief until the Fund’s shareholders approve the operation of the Fund under the New Order and the SEC grants the New Order.
The Investment Sub-Adviser
Wellington Management serves as each Fund’s sub-adviser and performs the daily investment of the assets for each Fund. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2016, Wellington Management had investment management authority with respect to approximately $979 billion in assets.
Portfolio Managers
The portfolio managers for each Fund are set forth below. The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds they manage.

Emerging Markets Local Debt Fund
James W. Valone, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2011. Mr. Valone joined Wellington Management as an investment professional in 1999.
Evan J. Ouellette, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2013. Mr. Ouellette joined Wellington Management in 2001 and has been an investment professional since 2008.
Michael T. Henry, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2015. Mr. Henry joined Wellington Management as an investment professional in 2014. Prior to joining Wellington Management in 2014, Mr. Henry worked as a partner and portfolio manager at Tandem Global Partners (2012 to 2014), a New York-based hedge fund. Prior to that he was an executive director and proprietary trader in emerging markets at JPMorgan (2004 to 2012), specializing in relative value and arbitrage in rates and currencies. Mr. Henry began his career as an investment professional at Lehman Brothers as an Associate, Fixed Income Research in 1996.
Kevin Murphy, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2017 and securities analysis for the Fund since 2016. Mr. Murphy joined Wellington Management as an investment professional in 2016. Previously, Mr. Murphy was a portfolio manager at Putnam Investments (1999 to 2016).
Floating Rate Fund
Michael J. Bacevich, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since its inception (June 2005). Mr. Bacevich joined Wellington Management as an investment professional in 2012. Previously, Mr. Bacevich was Managing Director of Hartford Investment Management Company (2004 to 2012).
Floating Rate High Income Fund
Michael J. Bacevich, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since its inception (October 2011). Mr. Bacevich joined Wellington Management as an investment professional in 2012. Previously, Mr. Bacevich was Managing Director of Hartford Investment Management Company (2004 to 2012).
High Yield Fund
Christopher A. Jones, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Jones joined Wellington Management as an investment professional in 1994.
David B. Marshak, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2012. Mr. Marshak joined Wellington Management as an investment professional in 2004.
Inflation Plus Fund
Joseph F. Marvan, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2015. Mr. Marvan joined Wellington Management as an investment professional in 2003.
Municipal Income Fund
Brad W. Libby, Managing Director and Fixed Income Portfolio Manager/Credit Analyst of Wellington Management, has served as portfolio manager of the Fund since 2015. Mr. Libby joined Wellington Management as an investment professional in 2010. Prior to joining Wellington Management, Mr. Libby was an investment professional with Putnam Investments (1996 to 2009).
Timothy D. Haney, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2015. Mr. Haney joined Wellington Management as an investment professional in 2005.

Municipal Opportunities Fund
Timothy D. Haney, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Haney joined Wellington Management as an investment professional in 2005.
Brad W. Libby, Managing Director and Fixed Income Portfolio Manager/Credit Analyst of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Libby joined Wellington Management as an investment professional in 2010. Prior to joining Wellington Management, Mr. Libby was an investment professional with Putnam Investments (1996 to 2009).
Municipal Real Return Fund
Timothy D. Haney, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012, focusing primarily on municipal securities. Mr. Haney joined Wellington Management as an investment professional in 2005.
Brad W. Libby, Managing Director and Fixed Income Portfolio Manager/Credit Analyst of Wellington Management, has served as portfolio manager of the Fund since 2012, focusing primarily on municipal securities. Mr. Libby joined Wellington Management as an investment professional in 2010. Prior to joining Wellington Management, Mr. Libby was an investment professional with Putnam Investments (1996 to 2009).
Joseph F. Marvan, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2015. Mr. Marvan joined Wellington Management as an investment professional in 2003.
Municipal Short Duration Fund
Brad W. Libby, Managing Director and Fixed Income Portfolio Manager/Credit Analyst of Wellington Management, has served as portfolio manager of the Fund since 2015. Mr. Libby joined Wellington Management as an investment professional in 2010. Prior to joining Wellington Management, Mr. Libby was an investment professional with Putnam Investments (1996 to 2009).
Timothy D. Haney, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2015. Mr. Haney joined Wellington Management as an investment professional in 2005.
Quality Bond Fund
Michael F. Garrett, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Garrett joined Wellington Management as an investment professional in 1999.
Val Petrov, PhD, CFA, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2015 and has been involved in securities analysis for the Fund since 2012. Dr. Petrov joined Wellington Management as an investment professional in 2000.
Brian Conroy, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2015 and has been involved in securities analysis for the Fund since 2012. Mr. Conroy joined Wellington Management as an investment professional in 2012. Prior to joining Wellington, Mr. Conroy earned his MBA from Harvard Business School in 2012. From 2005 to 2010, he worked at Susquehanna International Group, first as a fixed income trader and then as an equity index derivatives trader.
Short Duration Fund
Timothy E. Smith, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Smith joined Wellington Management as an investment professional in 1992.
Strategic Income Fund
Campe Goodman, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Goodman joined Wellington Management as an investment professional in 2000.
Joseph F. Marvan, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2012. Mr. Marvan joined Wellington Management as an investment professional in 2003.

Robert D. Burn, CFA, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2016 and has been involved in securities analysis for the Fund since 2012. Mr. Burn joined Wellington Management as an investment professional in 2007.
Total Return Bond Fund
Joseph F. Marvan, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Marvan joined Wellington Management as an investment professional in 2003.
Campe Goodman, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2012. Mr. Goodman joined Wellington Management as an investment professional in 2000.
Robert D. Burn, CFA, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2016 and has been involved in securities analysis for the Fund since 2012. Mr. Burn joined Wellington Management as an investment professional in 2007.
Unconstrained Bond Fund
Campe Goodman, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Goodman joined Wellington Management as an investment professional in 2000.
Joseph F. Marvan, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2012. Mr. Marvan joined Wellington Management as an investment professional in 2003.
Robert D. Burn, CFA, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2016 and has been involved in securities analysis for the Fund since 2012. Mr. Burn joined Wellington Management as an investment professional in 2007.
World Bond Fund
Mark H. Sullivan CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2011. Mr. Sullivan joined Wellington Management in 1999 and has been an investment professional since 2002.
Martin Harvey, CFA, Vice President and Fixed Income Portfolio Manager with an affiliate of Wellington Management, has been involved in portfolio management for the Fund since 2017 and securities analysis for the Fund since 2016. Mr. Harvey joined Wellington Management as an investment professional in 2016. Previously, Mr. Harvey served as a fixed income portfolio manager at Columbia Threadneedle Investments (2006 to 2016).
Management Fee. Each Fund pays a monthly management fee to the Investment Manager as set forth in its investment advisory agreement at an annual rate based on the Fund’s average daily net asset value. The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee. For the fiscal year ended October 31, 2016, each Fund paid the Investment Manager the following effective management fee as a percentage of average daily net assets:

Fund	Effective Management Fee
Emerging Markets Local Debt Fund	1.00%
Floating Rate Fund	0.60%
Floating Rate High Income Fund	0.70%
High Yield Fund	0.65%
Inflation Plus Fund	0.49%
Municipal Income Fund	0.35%
Municipal Opportunities Fund	0.34%
Municipal Real Return Fund	0.35%
Municipal Short Duration Fund	0.35%
Quality Bond Fund	0.50%
Short Duration Fund	0.43%
Strategic Income Fund	0.55%
Total Return Bond Fund	0.39%
Unconstrained Bond Fund	0.55%
World Bond Fund	0.61%
A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Funds with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the Funds’ sub-adviser, is available in the Funds’ annual report to shareholders for the fiscal year ended October 31, 2016.
Expense Caps and Waivers. The following information supplements the information regarding contractual expense reimbursements under “Your Expenses.” In addition, the Investment Manager has permanently agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:
Fund	Class A	Class T	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Floating Rate Fund	1.00%	N/A	1.75%	1.75%	0.75%	1.25%	1.00%	0.85%	N/A	0.75%	N/A
Inflation Plus Fund	1.00%	N/A	1.75%	1.75%	0.75%	1.25%	1.00%	0.85%	N/A	0.75%	N/A
Municipal Real Return Fund	1.00%	N/A	1.75%	1.75%	0.75%	N/A	N/A	N/A	N/A	0.75%	N/A
Short Duration Fund	1.00%	N/A	1.75%	1.75%	0.75%	N/A	N/A	N/A	N/A	0.75%	N/A
Total Return Bond Fund	1.00%	N/A	1.75%	1.75%	0.75%	1.25%	1.00%	0.85%	N/A	0.75%	N/A
Unconstrained Bond Fund	1.00%	N/A	1.75%	1.75%	N/A	N/A	N/A	N/A	N/A	0.75%	N/A
Other Fund Expenses. In addition to costs discussed under “Portfolio Turnover” in the Summary Section, a Fund may pay or receive certain fees in connection with buying or selling a loan. These fees are in addition to interest payments received and may include fees, such as, up-front fees, commitment fees, transfer and assignment fees, facility fees, amendment fees, and prepayment penalties. These costs are not reflected in a Fund’s annual operating expenses or in the examples.
Acquired Fund Fees and Expenses. A Fund will indirectly bear a pro rata share of fees and expenses incurred by any investment companies, including business development companies, in which the Fund is invested. A Fund’s pro rata portion of the cumulative expenses charged by the investment companies is calculated as a percentage of the Fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of a Fund’s assets among the investment companies and the actual expenses of the investment companies. Business development company expenses are similar to the expenses paid by any operating company held by a Fund. They are not direct costs paid by Fund shareholders and are not used to calculate a Fund’s net asset value. They have no impact on the costs associated with Fund operations.

Classes of Shares
Each Fund offers the following classes of shares:
Fund	A	T(1)	B(2)	C	I	R3	R4	R5	R6	Y	F
Emerging Markets Local Debt Fund	✓	✓		✓	✓	✓	✓	✓		✓	✓
Floating Rate Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓
Floating Rate High Income Fund	✓	✓		✓	✓	✓	✓	✓		✓	✓
High Yield Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓
Inflation Plus Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓
Municipal Income Fund	✓	✓		✓	✓						✓
Municipal Opportunities Fund	✓	✓	✓	✓	✓						✓
Municipal Real Return Fund	✓	✓	✓	✓	✓					✓	✓
Municipal Short Duration Fund	✓	✓		✓	✓						✓
Quality Bond Fund	✓	✓		✓	✓	✓	✓	✓		✓	✓
Short Duration Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓
Strategic Income Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Total Return Bond Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Unconstrained Bond Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓
World Bond Fund	✓	✓		✓	✓	✓	✓	✓	✓	✓	✓
(1)
Class T shares are currently not available for purchase, unless indicated otherwise in the Summary Section for a particular Fund.

(2)
Class B shares were closed to new investments as of September 30, 2009 and are no longer available for purchase except through reinvestment of dividends or by exchange for Class B shares of another Hartford Fund.

Investor Requirements.
This section describes investor requirements for each class of shares offered by the Funds. Each Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.
Class A Shares. Class A shares are generally available for purchase by all investors other than retirement plans, except as described below.
Purchases of Class A shares by certain retirement plans are permitted under the following circumstances:
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If the plan is one of the following types of retirement plans and the plan was invested in or was offered as an investment option Class A shares at net asset value on or before June 30, 2007: (a) an employer-sponsored retirement plan with at least 100 participants or $500,000 in plan assets; (b) a retirement plan that buys Fund shares through a group variable funding agreement issued by Hartford Life Insurance Company; or (c) a retirement plan for which Hartford Life Insurance Company or an affiliate acts as plan administrator. These types of retirement plans may purchase Class A shares at net asset value without a sales charge; and

•
If the plan is an employer-sponsored retirement plan held directly at a broker-dealer (that is, outside of a retirement plan recordkeeping platform or third party administrator). Such retirement plans may purchase Class A shares, subject to all applicable sales charges as described in this prospectus.

Class T Shares. Class T shares are available through certain financial intermediaries with which Hartford Funds Distributors, LLC (the “Distributor”) has an agreement to sell Class T shares of a Fund. Not all financial intermediaries make Class T shares available to their clients.
Class B Shares. Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Funds (including investments through any systematic investment plan). Shareholders of Class B shares as of the Close Date may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus. Reinstatement privileges with respect to Class B shares are as described under “Reinstatement Privilege.” If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged. Note that after 8 years, Class B shares convert to Class A shares. It is expected that all outstanding Class B shares will have converted to Class A shares on or before September 30, 2017.
Class B shareholders who wish to make additional investments in a Fund are permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may do so by accessing their account at www.hartfordfunds.com or by calling 1-888-843-7824. For broker-controlled accounts, new investments in Class B shares will not be accepted, and you should contact your financial advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.
Please contact your financial advisor or 1-888-843-7824 with any questions.
Class C Shares. Class C shares are generally available for purchase by all investors other than retirement plans.
Class I Shares. Class I shares are offered:
•
through financial intermediaries who charge such clients a fee for advisory, investment, consulting or similar services,

•
through financial intermediaries that have entered into an agreement with the Funds' distributor to offer Class I shares through a no-load network or platform,

•
to institutional investors, which include but are not limited to: family offices and their clients; non-profit organizations, charitable trusts, foundations and endowments; and accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies, and

•
to current or retired officers, directors and employees (and their family members, as defined below under "Accumulation Privilege") of the Funds, The Hartford, the sub-advisers to the Funds, Hartford Administrative Services Company, and their affiliates.

Class I shares are not available to qualified employee benefit plans and other retirement savings plans. Class I shares have a minimum investment requirement of  $2,000 ($5,000 in the case of Emerging Markets Local Debt Fund) for all accounts except: $250, if establishing an AIP, with recurring monthly investments of at least $50.

Class R3, Class R4, Class R5 and Class R6 Shares. Class R3, R4, R5 and R6 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class R3, R4, R5 and R6 shares generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, each Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4, R5 and R6 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans. None of the Funds, the Distributor, or any affiliates of the Distributor pay any commission payments, account servicing fees, record keeping fees, 12b-1 fees, sub-transfer agent fees, administration fees or similar fees with respect to Class R6 shares to any intermediary.
Class Y Shares. Class Y shares are offered:
•
through financial intermediaries who charge such clients a fee for advisory, investment, consulting or similar services,

•
through financial intermediaries that have entered into an agreement with the Funds' distributor to offer Class Y shares through a no-load network or platform, and

•
to institutional investors, which include but are not limited to: certain qualified employee benefit plans and other retirement savings plans; family offices and their clients; non-profit organizations, charitable trusts, foundations and endowments; and accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies.

Class Y shares have an investment minimum of  $250,000, which is waived when the shares are purchased through omnibus accounts (or similar types of accounts). The investment minimum for Class Y shares does not apply to qualified employee benefit plans and other retirement savings plans.
Class F Shares. Class F shares are generally only available through financial intermediaries that have entered into an appropriate agreement to sell Class F shares of a Fund. However, purchases by affiliated investment companies, purchases by 529 plans or purchases of  $1,000,000 or more of Class F shares may be made directly through the Funds’ transfer agent. Class F shares are not available to retirement plans. Class F shares do not have a minimum initial investment requirement when the shares are purchased through omnibus accounts (or similar types of accounts). All other eligible investors must meet the minimum initial investment requirement of at least $1,000,000 in Class F shares of a Fund, except for affiliated investment companies and 529 plans. None of the Funds, the Distributor, or any affiliates of the Distributor pay any commission payments, account servicing fees, record keeping fees, 12b-1 fees, sub-transfer agent fees, administration fees or similar fees with respect to Class F shares to any intermediary. Each Fund reserves the right in its sole discretion to waive the minimum initial investment requirement.
Choosing a Share Class
Each share class has its own cost structure, allowing you to choose the one that best meets your needs. When you choose your class of shares, you should consider a number of factors, including the size of your investment and how long you plan to hold your shares, the expenses borne by each class, any front-end sales charge or contingent deferred sales charge (CDSC) applicable to a class and whether you qualify for any reduction or waiver of sales charges, and the availability of the share class for purchase by you. Certain classes have higher expenses than other classes, which may lower the return on your investment when compared to a less expensive class. The Funds, the Funds’ transfer agent, and the Distributor do not provide investment advice. Please contact your financial intermediary to determine which share class may be appropriate for you.
In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial intermediary or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.
Class R3, Class R4, and Class R5 pay an administrative services fee for third party recordkeeping services. Each class, except Class I, Class R5, Class R6, Class Y and Class F, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Front End Sales Charge	Deferred Sales Charge (Load)	Distribution and Service (12b-1) Fees(1)	Administrative Services Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class T	Described under the subheading “How Sales Charges are Calculated”	None	0.25%	None
Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None
Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class R6	None	None	None	None
Class Y	None	None	None	None
Class F	None	None	None	None
(1)
As a percentage of the Fund’s average net assets.

(2)
Automatic conversion to Class A shares after eight years, thus reducing future annual expenses. It is expected that all outstanding Class B shares will have converted to Class A shares on or before September 30, 2017.

(3)
No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

Commissions. You may be required to pay a commission to your financial intermediary when buying or selling Class R6 or Class F shares. The Funds make available other share classes that have different fees and expenses, which are disclosed and described in this prospectus. Please contact your financial intermediary for more information on commissions.
How Sales Charges Are Calculated
Class A Shares. Class A shares pay sales charges and commissions to dealers for each Fund as follows. The offering price includes the front-end sales charge.
All Funds except Floating Rate Fund, Floating Rate High Income Fund and Short Duration Fund
Your Investment	As a % of Offering Price	As a % of Net Investment	Dealer Commission – As Percentage of Offering Price
Less than $50,000	4.50%	4.71%	3.75%
$ 50,000 – $ 99,999	4.00%	4.17%	3.50%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%
(1)
Investments of  $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a CDSC of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. This CDSC will not apply where the selling broker dealer was not paid a commission.

Floating Rate Fund and Floating Rate High Income Fund
Your Investment	As a % of Offering Price	As a % of Net Investment	Dealer Commission – As Percentage of Offering Price
Less than $50,000	3.00%	3.09%	2.50%
$ 50,000 – $ 99,999	2.50%	2.56%	2.00%
$100,000 – $249,999	2.25%	2.30%	1.75%
$250,000 – $499,999	1.75%	1.78%	1.25%
$500,000 – $999,999	1.25%	1.27%	1.00%
$1 million or more(1)	0%	0%	0%
(1)
Investments of  $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a CDSC of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. This CDSC will not apply where the selling broker dealer was not paid a commission.

Short Duration Fund
Your Investment	As a % of Offering Price	As a % of Net Investment	Dealer Commission – As Percentage of Offering Price
Less than $250,000	2.00%	2.04%	1.50%
$250,000 – $499,999	1.50%	1.52%	1.00%
$500,000 or more(1)	0%	0%	See below
(1)
Investments of  $500,000 or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a CDSC of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. This CDSC will not apply where the selling broker dealer was not paid a commission.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of a Fund. Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria. Because of this rounding, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount stated in the Fund’s fee table (as illustrated in the table above).
For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of  $15.72 (includes front-end sales charge), a total net asset value of  $14.86, and a front-end sales charge of 5.5%. The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares. Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.
The Distributor may pay up to the entire amount of the sales commission to particular broker-dealers. With respect to all Funds, except Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund and Short Duration Fund, the Distributor may pay dealers of record commissions on purchases of over $1 million in an amount of up to 1.00% on the first $10 million, 0.50% of the next $30 million, and 0.25% of share purchases over $40 million. With respect to Floating Rate Fund, Floating Rate High Income Fund and High Yield Fund, the Distributor may pay dealers of record commissions on purchases of over $1 million in an amount of up to 1.00% on the first $4 million, 0.50% of the next $6 million, and 0.25% of share purchases over $10 million. With respect to Short Duration Fund, the Distributor may pay dealers of record commissions on purchases of over $500,000 in an amount of up to 1.00% on the first $4 million, 0.50% of the next $6 million, and 0.25% of share purchases over $10 million. These commission schedules may also apply to certain sales of Class A shares made to investors that qualify under some of the categories listed under “Front-End Sales Charge Waivers for Class A Shares.”
Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Class T Shares. Class T shares pay sales charges and commissions to dealers for each Fund as follows. The offering price includes the front-end sales charge.
Your Investment	As a % of Offering Price	As a % of Net Investment	Dealer Commission – As Percentage of Offering Price
Less than $250,000	2.50%	2.56%	2.50%
$250,000 – $499,999	2.00%	2.04%	2.00%
$500,000 – $999,999	1.50%	1.52%	1.50%
$1 million or more	1.00%	1.01%	1.00%
In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of a Fund. Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria. Because of this rounding, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount stated in the Fund’s fee table (as illustrated in the table above).
Class B Shares. Because Class B shares were closed to new investments effective September 30, 2009, any outstanding Class B shares are no longer subject to a deferred sales charge.
Class C Shares. Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.
Years After Purchase	CDSC
1st year	1.00%
After 1 year	None
For purposes of the Class C CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies and the amount of such CDSC, the Funds redeem shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions and (2) Class C shares held over 1 year. Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of the Class C CDSC as if it had been incurred prior to the expiration of the applicable period.
When you request a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC. If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.
Proceeds from the CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to providing distribution-related services to a Fund in connection with the sale of the Class A and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of each Fund to sell the Class C shares without a front-end sales charge being deducted, and to sell Class A shares with the maximum applicable sales charge at the time of the purchase.
Although the Funds do not charge a transaction fee, you may be charged a fee by financial intermediaries for the purchase or sale of a Fund’s shares through that financial intermediary. This transaction fee is separate from any sales charge that a Fund may apply.
Sales Charge Reductions and Waivers for Class A and Class C Shares.
Reducing Your Class A Sales Charges −There are several ways you can combine multiple purchases of shares of the Hartford Funds to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your financial intermediary must notify the Funds’ transfer agent that you are eligible for these breakpoints every time you have a qualifying transaction. If you do not let your financial intermediary or the Funds’ transfer agent know that you are eligible for a breakpoint reduction, you may not receive the sales charge breakpoints to which you are otherwise entitled. The availability of these sales load waivers and/or discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Please contact your financial intermediary for more information on the intermediary’s policies and procedures applicable to such waivers and/or discounts. In addition, any intermediary specific sales load waivers and/or discounts are reproduced in Appendix A based on information provided by the financial intermediaries.

•
Accumulation Privilege – permits any qualifying investor to purchase Class A shares of any Hartford Fund (other than series of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (“Hartford HLS Funds”)) and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of: (a) the dollar amount then being purchased plus (b) an amount equal to the then-current, as of the business day immediately prior to such purchases, net asset value of the purchaser’s holdings of all shares (other than Class T, Class R3, Class R4, Class R5, Class R6 and Hartford HLS Funds) and 529 college savings plan accounts administered by The Hartford. For purposes of this Privilege, a qualifying investor may include all shares owned by family members which — for accounts opened on or after August 16, 2004, — means the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, please see the SAI for more information. Employer-sponsored retirement plans or certain tax qualified retirements accounts may also receive these breakpoints as long as the Funds’ transfer agent or the financial intermediary is notified at the time of purchase. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

•
Letter Of Intent – lets you purchase Class A shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares. Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, the Funds’ transfer agent will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate you to buy or a Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases. Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the Class A shareholder does not purchase the amount specified in the LOI within thirty days after a written request by the Funds’ transfer agent, the Funds’ transfer agent will redeem an appropriate number of escrowed shares for an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. This redemption may be treated and reported as a taxable transaction to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your financial intermediary or from the Funds’ transfer agent at 1-888-843-7824.

Front-End Sales Charge Waivers for Class A Shares −In order to receive the sales charge reductions or waivers discussed below, you must notify the Funds’ transfer agent of the reduction or waiver request when you place your purchase order. The Funds’ transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the Funds’ transfer agent. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:
•
selling broker dealers and their employees and sales representatives (and their family members, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

•
financial representatives using Fund shares in fee-based investment products under a signed agreement with the Funds,

•
current or retired officers, directors and employees (and their family members, as defined above under the “Accumulation Privilege” section) of the Funds, The Hartford, the sub-advisers to Hartford Funds, Hartford Administrative Services Company, and their affiliates. Such individuals may also purchase Class I shares at net asset value,

•
welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

•
if the plan is one of the following types of retirement plans and the plan was invested in or was offered as an investment option Class A shares at net asset value on or before June 30, 2007: (a) an employer-sponsored retirement plan with at least 100 participants or $500,000 in plan assets; (b) a retirement plan that buys Fund shares through a group variable funding agreement issued by Hartford Life Insurance Company; or (c) a retirement plan for which Hartford Life Insurance Company or an affiliate acts as plan administrator,
•
college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code,

•
investors purchasing through a financial intermediary that has entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers, and

•
purchases by investors maintaining a brokerage account with a registered broker-dealer that has entered into an agreement with the distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

CDSC Waivers −As long as the Funds’ transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:
•
to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated.

•
for death or disability.

•
under reorganization, liquidation, merger or acquisition transactions involving other investment companies.

•
under the following circumstances, for employer-sponsored retirement plans or tax qualified retirement accounts:

(1)
to return excess contributions,

(2)
hardship withdrawals as defined in employer-sponsored retirement plans,

(3)
under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)
to meet minimum distribution requirements under the Internal Revenue Code,

(5)
to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code, and

(6)
after separation from service.

•
for Class C shares only, for withdrawals made pursuant to loans taken from qualified retirement plans. Loans are defined by the retirement plan’s administrator at the time of the withdrawal.

Reinstatement Privilege
If you sell shares of a Fund, you may reinvest some or all of the proceeds in shares of that Fund or any other Hartford Fund within 90 days without a sales charge, as long as the Funds’ transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of a Fund. In this case, once the 60 day rollover period has ended, such qualified plans may reinvest only those amounts that do not exceed the maximum qualified plan contribution amount for their account in that given tax year. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege. If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares. All accounts involved must have the same registration.
There is no reinstatement privilege available for Class T shares.
Information about sales charges and sales charge reductions or waivers is available, free of charge, on the Funds’ website www.hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.
How To Buy And Sell Shares
Important Information About Procedures for Opening a New Account
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. In some cases, Federal law also requires us to verify and record information that identifies the natural persons who control and beneficially own a legal entity that opens an account. What this means to you: when you open an account, we will ask for names, addresses, dates of birth and other information that will allow us to identify you and certain other natural persons associated with the account. For some legal entity accounts, you will be asked to provide identifying information for one natural person that controls the entity, and for each natural person that beneficially owns 25% or more of the legal entity.
We are also required to obtain information that identifies each authorized signer for an account by requesting name, residential address, date of birth and social security number for each of your authorized signers. We appreciate your cooperation.

If a Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.
Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with a Fund. In general, shareholders and authorized traders may only place trades with a Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy. The location of the authorized caller may be obtained on a recorded phone call or in writing.
Each Fund offers the classes of shares described in “Classes of Shares” above and not all share classes discussed below may be available for each Fund.
Initial Purchases
Before you invest, please read this prospectus carefully.
Determine how much you want to invest. The minimum investment amounts are as follows:
•
Class A, Class C and Class I shares – $2,000 ($5,000 in the case of Emerging Markets Local Debt Fund) for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

•
Class T shares – $2,000 ($5,000 in the case of Emerging Markets Local Debt Fund) for initial investments, at least $50 for subsequent investments.

•
Class R3, Class R4, Class R5 and Class R6 shares – no investment minimum and no subsequent investment minimum.

•
Class Y shares – $250,000 minimum initial investment. This requirement may be waived for certain investors. No subsequent investment minimum.

•
Class F shares - Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of Shares – Investor Requirements” section. No subsequent investment minimum.

To make an initial investment in a class of shares of a Fund, please contact your financial intermediary. Certain classes may not be available through all financial intermediaries. Financial intermediaries may impose transaction charges in addition to those described in this prospectus. Please note that if you are purchasing shares through a retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. You should check with your financial intermediary for further details.
Certain classes of shares of a Fund may also be purchased through the Funds’ transfer agent by filling out an account application and mailing it to the address below. Class T shares are not available directly through the Funds' transfer agent. In addition, it is anticipated that on or about October 1, 2017, new applications will no longer be accepted for accounts held directly with the Funds' transfer agent, except the following applications will continue to be accepted by the transfer agent: applications for Class F and Class Y shares; applications for Class I shares from current or retired officers, directors and employees (and their family members, as defined under “Accumulation Privilege”) of the Funds, The Hartford, the sub-advisers to the Funds, Hartford Administrative Services Company, and their affiliates; and certain other applications in the discretion of Hartford Administrative Services Company. Shareholders who already have an account directly with the Funds' transfer agent can continue to purchase shares of the Funds with respect to such account.
Effective June 1, 2017, accounts held directly with the transfer agent (i.e. not plan level or an omnibus position) will be charged a $30 annual direct account fee. All accounts are subject to this fee other than accounts of any sub-adviser to the Hartford Funds, accounts of employees of the sub-advisers to the Hartford Funds, 529 college savings plan accounts administered by The Hartford or one of its subsidiaries, and affiliated investment companies. This fee is not charged to shareholders who hold Fund shares through an omnibus account with a financial intermediary. If you have questions about the direct account fee, please call the transfer agent at 1-888-843-7824. If you are invested in the Funds directly through a retirement account or Coverdell Education Savings Account with UMB Bank, n.a., you will also be subject to an annual maintenance fee of up to $25.
If purchasing shares through the Funds’ transfer agent, please send your account application to the following address:
Hartford Funds P.O. Box 55022 Boston, MA 02205-5022	(For overnight mail) Hartford Funds 30 Dan Road, Suite 55022 Canton, MA 02021-2809

Class C Shares Purchase Limits
Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999 ($499,999 in the case of Short Duration Fund). If your existing accounts for all share classes (except Class R3, Class R4, Class R5 and Class R6 shares) held with the Distributor have a total value equal to $999,999 ($499,999 in the case of Short Duration Fund), you will not be able to purchase Class C shares. For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4, Class R5 and Class R6 shares) held with the Distributor that are linked under a Letter of Intent or Accumulation Privilege will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits. You should consult your financial adviser when choosing a share class.
Additional Purchases of Shares
You may purchase additional shares of a Fund through your financial intermediary. Your financial intermediary may charge you for this service. With respect to accounts held directly with the transfer agent (i.e. not plan level or an omnibus position), you may also purchase additional shares through the Funds’ transfer agent as follows:
•
On the Web  – Visit www.hartfordfunds.com, select “Account Access” from the role drop-down menu at the top of the home page and follow the instructions.

•
By Phone – To place your order, call the transfer agent at 1-888-843-7824 on any regular business day. Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment. Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price. For your protection, telephone requests may be recorded in order to verify their accuracy.

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In Writing With a Check – Make out a check for the investment amount, payable to “Hartford Funds.” Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered. Deliver the check and your completed application, investment slip, or letter of instruction to your financial intermediary or plan administrator, or mail to:

Hartford Funds P.O. Box 55022 Boston, MA 02205-5022	(For overnight mail) Hartford Funds 30 Dan Road, Suite 55022 Canton, MA 02021-2809
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By Electronic Funds Transfer or Wire  – For complete instructions on how to purchase shares of Hartford Funds by electronic funds transfer or wire, contact Hartford Funds at 1-888-843-7824.

Please note that these features may not be available for all classes of shares and in such instances, you will need to make additional purchases through your financial intermediary.
Selling Shares
You may redeem your shares by having your financial intermediary process your redemption. Your financial intermediary will be responsible for furnishing all necessary documents to a Fund and may charge you for this service. With respect to accounts held directly with the transfer agent (i.e. not plan level or an omnibus position), you may also sell your shares through the Funds’ transfer agent as noted below.
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On the Web  – Visit www.hartfordfunds.com, select “Account Access” from the role drop-down menu at the top of the home page and follow the instructions. To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases. Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

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By Phone – Only non-retirement accounts or IRA plans may redeem by telephone, and redemptions are restricted to up to $50,000 per shareholder per market day. To place your order, call the transfer agent at 1-888-843-7824 on any regular business day. Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price. For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824. For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 15 days. For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

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By Electronic Funds Transfer or Wire – For complete instructions on how to redeem shares of Hartford Funds by electronic funds transfer or wire, contact Hartford Funds at 1-888-843-7824. Wire transfers are available upon request for amounts of  $500 or more and will be wired on the next business day. Your bank may charge a fee for these services. For your protection, electronic funds transfer and wire redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 15 days.

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By Letter or Form – In certain circumstances, you will need to make your request to sell shares in writing. Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction. To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell. Include all authorized signatures and obtain a Medallion signature guarantee if: you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or changed within the past 15 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s). For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee. Deliver these instructions to your financial intermediary or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.
Please note that these features may not be available for all classes of shares and in such instances, you will need to sell shares through your financial intermediary.
For the following types of accounts, you must provide the following additional documentation if you are selling your shares by letter:
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IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) – Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

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Automatic 401k Rollover IRAs – Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

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403(b) – 403(b) Distribution Request Form.

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Owners Or Trustees Of Trust Accounts – Call 1-888-843-7824 for instructions.

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Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death – Call 1-888-843-7824 for instructions.

Addresses
Send Inquiries And Payments To:	Or By Overnight Mail To:	Phone Number:
Hartford Funds P.O. Box 55022 Boston, MA 02205-5022 FAX: 1-888-802-0039	Hartford Funds 30 Dan Road, Suite 55022 Canton, MA 02021-2809	1-888-843-7824 or contact your financial intermediary or plan administrator for instructions and assistance.
Exchanging Shares
You may exchange one class of shares of a Fund for shares of the same class of any other Hartford Fund if such share class is available except that there are no exchange privileges for Class T shares. Under certain limited circumstances, you may also be able to exchange Class R6 shares for SDR shares of other Hartford Funds.

Before exchanging shares, you should carefully read the prospectus relating to the exchanged-for shares. Call your plan administrator or financial intermediary or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you wish to exchange.
If you are a Class A, Class B or Class C shareholder, you may also request an exchange by doing the following:
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If you hold your shares directly with the transfer agent (i.e. not plan level or an omnibus position) and have an online account with hartfordfunds.com, you may exchange your shares on the web by accessing your account online and following the instructions.

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Write a letter of instruction indicating the Fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial intermediary or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and you must meet the initial investment minimum applicable to such shares of the other Fund (as disclosed in the prospectus), except as noted below with respect to Class Y shares. All exchanges are made at net asset value. You must retain at least $1,000 in the Fund from which you exchange. Class Y shares of a Fund may be exchanged for Class Y shares of another Fund, if  (i) the shareholder is already a holder of Class Y shares of the other Fund or (ii) the initial investment minimum applicable to Class Y shares of the other Fund (as disclosed in the prospectus) is satisfied in connection with the exchange.
You may be subject to tax liability or sales charges as a result of your exchange. Please see the section of the statutory prospectus entitled “Fund Distributions and Tax Matters — Taxability Of Transactions” for more information.
Each Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason. For more information, please see the section entitled "Exchanges" in the Funds' SAI.
Conversions
Subject to the conditions set forth in this section, shares of one class of a Fund may be converted into (i.e., reclassified as) shares of a different class of the same Fund at the request of a shareholder’s financial intermediary. To qualify for any conversion, the shareholder must satisfy the eligibility and other conditions for investing in the class into which the conversion is sought (as described in the prospectus). Subject to certain limited circumstances, Class R3, Class R4, Class R5 and Class R6 (each an “R share”) of a Fund may be converted into (i.e., reclassified) a different R share class in the same Fund. Under certain circumstances, the following other classes are eligible for conversions:
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Class A shares may be converted into Class R6 shares or Class F shares of the same Fund if the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares;

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Class A shares may be converted into Class I shares or Class Y shares of the same Fund if the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares and the conversion is made to facilitate the shareholder’s participation in certain fee-based advisory programs or a no-load network or platform, among other reasons consistent with the eligibility requirements of such class;

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Class C shares may be converted into Class A shares or Class I shares of the same Fund if the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares and the conversion is made to facilitate the shareholder’s participation in certain fee-based advisory programs;

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Class I shares may be converted into Class Y shares, Class R6 shares or Class F shares; and

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Class Y shares may be converted into Class R6 shares or Class F shares.

Not all share classes discussed above may be available for each Fund. Financial intermediaries that are interested in a conversion on behalf of a shareholder should call 1-888-843-7824 to determine whether such feature is available. Please note that (1) both accounts involved in the conversion must be identical, (2) you will need to observe eligibility requirements, and (3) the proper selling agreements must be in place. In addition, the financial intermediary must process and report the transaction as a conversion.
The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion. In general, conversions of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct conversion transaction. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund conversion. Each Fund reserves the right in its sole discretion to amend or terminate the conversion feature at any time, for any reason.

Addresses
Send Inquiries And Payments To:	Or By Overnight Mail To:	Phone Number:
Hartford Funds P.O. Box 55022 Boston, MA 02205-5022 FAX: 1-888-802-0039	Hartford Funds 30 Dan Road, Suite 55022 Canton, MA 02021-2809	1-888-843-7824 or contact your financial intermediary or plan administrator for instructions and assistance.
Valuation of Shares
The net asset value per share (NAV) is determined for each class of each Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The net asset value for each class of shares of each Fund is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to a Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
For purposes of calculating the NAV of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a “Company”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the respective Company’s Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.
Fixed income investments (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by each Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, a Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.
Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by each Company’s Board of Directors.
Buy and Sell Prices
When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.
Execution Of Requests
Each Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.
You may buy and sell shares of each Fund on the web, by telephone, by wire or by mail. You may exchange your shares by telephone, on the web, or by mail. Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing. Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.
At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.
In unusual circumstances, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days. A Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.
Requests In “Good Order”
All purchase and redemption requests must be received by a Fund in “good order.” This means that your request must include:
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Name, date of birth, residential address, and social security number.

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The Fund name, share class and account number.

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The amount of the transaction (in dollars or shares).

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Signatures of all owners exactly as registered on the account (for mail requests).

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Medallion signature guarantee or Signature Validation Program stamp (if required).

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Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares
The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares by a Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders. In particular, frequent trading (i) can force a Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks)

or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a Fund’s NAV for long-term shareholders.
If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Funds.
The Board of Directors of each Company has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason. In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control. No system for the prevention and detection of market timing and other abusive trading activities can be expected to identify, address or eliminate all such activities in Fund shares.
It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.
A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Funds’ transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund. When an additional purchase or exchange change order request for a Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred). In addition, the person requesting such transaction shall be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds. The frequent trading limitations do not apply to the following: (1) any transaction not initiated by a shareholder or their registered representative; (2) transactions that are part of a systematic program; (3) automatic programs offered by the Funds, such as dollar cost averaging, dividend diversification and systematic withdrawals; (4) transactions of  $1,000 or less; and (5) transactions that a Fund, in its discretion, determines are not abusive or harmful.
The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The Hartford Funds’ procedures with respect to omnibus accounts are as follows: (1) Where the Funds’ transfer agent is provided individual shareholder level transaction detail on a daily basis, the Funds’ transfer agent shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where the Funds’ transfer agent is not provided individual shareholder level transaction detail on a daily basis, the Funds’ transfer agent shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, the Funds’ transfer agent shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries. In addition to the foregoing, the Funds’ transfer agent also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.
The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading. Certain market timers may seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day. Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate. Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities are more susceptible to this activity. Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Hartford Funds reserves the right to modify this policy, including any surveillance procedures established from time to time to effectuate this policy, at any time without notice. Hartford Funds, the Investment Manager, and/or the Funds’ transfer agent shall not be liable for any loss resulting from rejected purchase orders or exchanges.
Certificated Shares
Shares are electronically recorded and, therefore, the Funds do not issue share certificates.
Account Closings
There may be instances in which it is appropriate for your account to be closed. Your account could be closed if: (i) your identity cannot be verified or you fail to provide a valid SSN or TIN; (ii) the registered address of your account is outside of the United States or in a U.S. jurisdiction in which the Fund shares are not registered; (iii) transactions in your account raise suspicions of money laundering, fraud or other illegal conduct; (iv) shares purchased are not paid for when due; (v) your account does not meet the qualifications for ownership for the particular class of shares held in your account; (vi) maintenance of your account jeopardizes the tax status or qualifications of the Funds; (vii) your account balance falls to $1,000 or less and you fail to bring the account above $1,000 within thirty (30) days of notification; (viii) there is a change in your broker of record, for example your broker is no longer able to sell Fund shares; or (ix) closing the account is determined to be in the best interests of the Fund.
Sales In Advance of Purchase Payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.
Special Redemptions
Although each Fund would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash. When the shareholder sells portfolio securities received in this fashion, transaction costs would be incurred. Prior to such sale, the shareholder would be exposed to market risk. Any such securities would be valued for the purposes of making such payment at the same value as used in determining a Fund’s net asset value. Each Fund, however, always redeems shares solely in cash up to the lesser of  $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.
Abandoned Property
It is the responsibility of the shareholder to keep the shareholder’s account(s) active and to provide Hartford Funds with a current and correct address for the shareholder’s account(s). An out-of-date or incorrect address may cause a shareholder’s account statements and other mailings to be returned to Hartford Funds. Please be advised that certain state escheatment laws may require a Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property if no shareholder initiated activity occurs in the account within the time frame specified by the state law. Hartford Funds will not be liable to a shareholder or a shareholder’s financial intermediary for good faith compliance with state unclaimed or abandoned property (escheatment) laws.
To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices. If you do not hold your shares directly with a Fund, you should contact your financial intermediary, retirement plan or other third party intermediary regarding applicable state escheatment laws.
Escheatment laws vary by state, and states have different criteria for defining inactivity and unclaimed or abandoned property. Hartford Funds strongly encourages you to keep your account active and up-to-date. Depending on laws in your jurisdiction, you may assist us in safeguarding your investments for accounts directly held with Hartford Funds by at least once a year: (i) logging in to your account at http://www.hartfordfunds.com and viewing your account information; (ii) calling Hartford Funds at 1-888-843-7824 for an account balance or speaking with a customer service representative at the same phone number after you go through a security verification process; and (iii) taking action on letters received in the mail from Hartford Funds concerning account inactivity, outstanding checks and/or escheatment or abandoned property and promptly following the directions in such letters. Please be advised that simply visiting the above Hartford Funds website or making contact by phone may not establish sufficient contact for purposes of escheatment laws in certain states. Check with your state of residence for specifics.

Payment Requirements
All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.
If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that a Fund or the Distributor has incurred.
Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Funds on behalf of customers with payment to follow within the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.
Account Statements and Duplicate Copies of Materials to Households
You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent, depending on how your shares are held with a Fund. If you receive account statements from the transfer agent, you may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.
Generally, each Fund will mail only one copy of each prospectus, annual report, semi-annual report and proxy statement to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits each Fund through reduced mailing expenses. If you hold your account directly with the Funds' transfer agent and you want to receive multiple copies of these materials, you may call us at 1-888-843-7824 or notify us in writing. Individual copies of prospectuses, reports and proxy statements will be sent to you commencing within 30 days after we receive your request to stop householding for accounts directly held with the Funds' transfer agent. If your account is not held directly with the Funds' transfer agent, please contact your financial intermediary for more information.
Additional Investor Services - Class A and Class C Shares
Contact your financial intermediary to determine if you are eligible for any additional investor services. The following outlines the additional investor services for accounts that are directly held with the Fund's transfer agent:
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Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to a Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.” If you are using AIP to open an account, you must invest a minimum initial investment of  $250 into a Fund and invest a minimum of  $50 per month into the Fund.

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Systematic Withdrawal Plan (SWP) may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more. Also, make sure you are not planning to invest more money in this account (buying shares of a Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges). Specify the payee(s), who may be yourself or any other party. There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner. Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial intermediary or the transfer agent.

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Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from a Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.” Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

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Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by a Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

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Systematic Exchange lets you automatically transfer money from a share class of a Fund to the same share of another Hartford Fund.

Hartford Funds may stop your AIP, SWP, DCA Program or Systematic Exchange if we are unable to obtain an accurate address for your account.

Uncashed Checks Issued on Your Account
Each Fund reserves the right to reinvest any amounts (e.g., dividends, distributions or redemption proceeds) that you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
Retirement Plans and Certain Other Accounts – Hartford Funds are available through a range of retirement plans, including traditional, Roth, SIMPLE and SEPs IRAs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.
If you open a retirement account (including traditional, Roth, SIMPLE, or SEPs IRAs, and 403(b) Accounts) or Coverdell Education Savings Account ("Coverdell Account") through Hartford Funds, UMB Bank, n.a. will serve as the custodian of that account. Retirement accounts and Coverdell Accounts are charged an annual maintenance fee (up to $25) that is paid to UMB Bank, n.a., HASCO and/or certain other Fund service providers. These fees are in addition to the fees and expenses that you pay for investing in the Funds (set forth in each Fund’s fees and expenses table). Please refer to the Custodial Agreement & Disclosure Statement for your retirement account or Coverdell Account for information on applicable annual maintenance fees.
Distribution Arrangements
Hartford Funds Distributors, LLC, a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”), serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement approved by the applicable Board of Directors. Shares of the Funds are continuously offered and sold by selected broker-dealers pursuant to selling agreements with the Distributor, and such broker-dealers may in turn designate and authorize other financial intermediaries to offer and sell Fund shares. Except as discussed below, the Distributor (and not the Funds) bears the expenses of providing services pursuant to the Underwriting Agreement, including the payment of expenses relating to the distribution of prospectuses for sales purposes, as well as any other advertising or sales literature. The Distributor is not obligated to sell any specific amount of Fund shares.
Distribution Plans – Class A, Class T, Class B, Class C, Class R3 and Class R4 Shares
The applicable Board of Directors has approved the adoption of a separate distribution plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, Class T, Class B, Class C, Class R3 and Class R4 shares. Under a Plan, Class A, Class T, Class B, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to the Distributor, some of which may be paid to select broker-dealers. Total compensation under a Plan may not exceed the maximum cap imposed by FINRA with respect to asset-based sales charges. Distribution fees paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of the respective Fund’s shares. Under a Plan, each Fund pays the Distributor the entire fee, regardless of the Distributor’s expenditures. Even if the Distributor’s actual expenditures exceed the fee payable to the Distributor at any given time, a Fund will not be obligated to pay more than that fee. If the Distributor’s actual expenditures are less than the fee payable to the Distributor at any given time, the Distributor may realize a profit from the arrangement.
Class A Plan – Pursuant to the Class A Plan, a Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses.
Class T Plan – Pursuant to the Class T Plan, a Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets attributable to Class T shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses.
Class B Plan – Pursuant to the Class B Plan, a Fund may pay the Distributor a fee of up to 1.00% of the average daily net assets attributable to Class B shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class B Plan also provides that the Distributor will receive all contingent deferred sales charges attributable to Class B shares. Effective January 1, 2011, there was a reduction in the amount charged in connection with Short Duration Fund’s Class B shares’ Rule 12b-1 fee from 1.00% to 0.25% in accordance with FINRA rules, although it is possible that such fees may be increased in the future. Effective January 1, 2016, there was a reduction in the amount charged in connection with Strategic Income Fund’s Class B shares’ Rule 12b-1 fee from 1.00% to 0.25% in accordance with FINRA rules, although it is possible that such fees may be increased in the future.
Class C Plan – Pursuant to the Class C Plan, a Fund may pay the Distributor a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that the Distributor will receive all contingent deferred sales charges attributable to Class C shares.
Class R3 Plan – Pursuant to the Class R3 Plan, a Fund may pay the Distributor a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities.
Class R4 Plan – Pursuant to the Class R4 Plan, a Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities.
Payments to Financial Intermediaries and Other Entities
The Investment Manager, Distributor and/or their affiliates and the Hartford Funds make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of the Hartford Funds, and/or Financial Intermediaries and other intermediaries that provide services (“Servicing Intermediaries”) to the Hartford Funds. These payments may vary from one product to another. For this reason, (1) if your Financial Intermediary receives greater payments with respect to the Hartford Funds than it receives with respect to other products, it may be more inclined to sell you shares of a Hartford Fund rather than another product and/or (2) if your Servicing Intermediary (which may also be your Financial Intermediary) receives greater payments with respect to the Hartford Funds, such payments may create an incentive for the Servicing Intermediary to favor the Hartford Funds rather than other fund companies or investment products for which it may receive a lower payment. You may contact your Financial Intermediary or Servicing Intermediary if you want additional information regarding any Additional Payments or Servicing Payments it receives.
Payments Made From Fund Assets.
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Commissions and Rule 12b-1 Payments. The Distributor and/or its affiliates pay sales commissions and Rule 12b-1 fees to Financial Intermediaries out of assets that the Distributor and/or its affiliates receive from the Hartford Funds. The Funds’ SAI includes information regarding these commission and Rule 12b-1 payments by share class.

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Administrative Fees to Servicing Intermediaries. The Distributor and/or its affiliates make payments to Servicing Intermediaries that provide sub-accounting, administrative and/or shareholder processing services to the Hartford Funds (“Administrative Fees”). Such payments may be made out of 12b-1, administrative and/or transfer agent fees that the Distributor and/or its affiliates receive from the Hartford Funds. Depending upon the particular share class and/or contractual arrangement with a Servicing Intermediary, these payments may be calculated based on average net assets of the Hartford Funds that are serviced by the Servicing Intermediary, or on a per account basis. The Fund’s SAI includes information regarding Fund expenses and distribution arrangements.

Payments Made by the Investment Manager and/or its Affiliates. As explained in more detail below under the sections entitled “Additional Payments to Financial Intermediaries” and “Servicing Payments to Servicing Intermediaries,” the Investment Manager and/or its affiliates make payments out of their own assets and not as an expense to or out of the assets of the Funds to (1) Financial Intermediaries to encourage the sale of Hartford Funds’ shares (“Additional Payments”) and/or (2) Servicing Intermediaries as additional compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).
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Additional Payments to Financial Intermediaries. The amount of any Additional Payments made by the Investment Manager and/or its affiliates to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; (iii) the amount of Hartford Fund shares sold through that Financial Intermediary; and (iv) the mix of equity and fixed income funds sold through that Financial Intermediary. The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to exceed 0.16% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary. For the calendar year ended December 31, 2016, the Investment Manager and its affiliates incurred approximately $44.1 million in total Additional Payments to Financial Intermediaries.

Additional Payments to Financial Intermediaries, including those listed in the Funds’ SAI, may be used for various purposes and take various forms, including but not limited to:

(1)
Payments for putting the Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

(2)
Payments for including the Hartford Funds within a group that receives special marketing focus or placing the Hartford Funds on a “preferred list”;

(3)
“Due diligence” payments for a Financial Intermediary’s examination of Hartford Funds and payments for providing extra employee training and information relating to Hartford Funds;

(4)
“Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

(5)
Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

(6)
Provision by a Financial Intermediary of sales-related data to the Investment Manager and/or its affiliates;

(7)
Provision of educational programs, including information and related support materials;

(8)
Provision of computer hardware and software; and

(9)
Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2017, the Investment Manager and/or its affiliates pay or have entered into ongoing contractual arrangements to pay Additional Payments to the Financial Intermediaries listed below: AIG Advisors Group, Inc. (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial, and Woodbury Financial Services); Ameriprise Financial Services, Inc.; BancWest Investment Services; Cadaret Grant & Co., Inc.; Cambridge Investment Research Inc.; CCO Investment Services Corp.; Charles Schwab & Co., Inc.; Citigroup Global Markets, Inc.; Commonwealth Financial Network; CUSO Financial Services, L.P.; Edward D. Jones & Co.; First Citizens Investor Services, Inc.; Frost Brokerage Services, Inc.; H.D. Vest Investment Services.; Hilliard Lyons; Huntington Investment Co.; Invest Financial Corporation; Investment Centers of America; Investment Professionals, Inc.; Janney Montgomery Scott; JPMorgan Securities LLC; Lincoln Financial Advisors Group; LPL Financial Corp.; M&T Securities Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mid Atlantic Capital Corporation; Morgan Stanley Smith Barney; National Financial Services; National Planning Corporation; Newbridge Securities; NEXT Financial Group, Inc.; Northwestern Mutual Investment Services, LLC; Oppenheimer & Co, Inc.; Pershing LLC; Raymond James & Associates Inc. and Raymond James Financial Services, Inc.; RBC Capital Markets Corporation; Robert W. Baird; Schroder Fund Advisors LLC; SII Investments Inc.; Stifel, Nicolaus & Company, Inc.; Summit Brokerage Services; UBS Financial Services Inc.; U.S. Bancorp Investments Inc.; Voya Financial; and Wells Fargo. The Investment Manager and/or its affiliates may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2016 of at least $500 in value for items such as sponsorship of meetings, education seminars and travel and entertainment, but may not have an ongoing contractual relationship with the Investment Manager or one of its affiliates, are listed in the SAI.
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Servicing Payments to Servicing Intermediaries. The Investment Manager, HASCO and/or their affiliates pay Servicing Payments to Servicing Intermediaries. The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are serviced by a Servicing Intermediary. With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to exceed 0.25% of the average net assets of the Hartford Funds that are serviced by that Servicing Intermediary. For the year ended December 31, 2016, the Investment Manager, HASCO and/or their affiliates incurred approximately $9.0 million in total Servicing Payments and these Servicing Payments did not exceed $2.1 million for any one Servicing Intermediary.

As of January 1, 2017, the Investment Manager, HASCO and/or their affiliates pay or have entered into ongoing contractual arrangements to pay Servicing Payments to the following entities: 401k ASP, Inc.; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Co.; BenefitStreet, Inc.; Charles Schwab; CPI Qualified Plan Consultants, Inc.; Daily Access Corp.; Digital Retirement Solutions; Edward D. Jones & Co; Expert Plan, Inc.; Fidelity; Gold Trust Company; Goldman Sachs & Co.; Great-West Financial Retirement Plan Services, LLC; GWFS Equities, Inc.; Hewitt Associates LLC; ICMA Retirement Corporation; International Clearing Trust Company; John Hancock Trust Company; Lincoln Retirement Services Company, LLC; LPL Financial Corp.; Massachusetts Mutual Life Insurance Company; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Group; NYLife Distributors, LLC.; Plan Administrators, Inc.; Pershing LLC; Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade Trust Company; Teachers Insurance and Annuity Association of America; The Retirement Plan Company, LLC; The Vanguard Group; Transamerica Retirement Solutions; Valic Retirement Services Company; Voya Financial; Wells Fargo; Wilmington Trust; and Xerox HR Solutions. The

Investment Manager, HASCO and/or their affiliates may in the future enter into similar arrangements with other Servicing Intermediaries.
Fund Distributions and Tax Matters
Dividends and Distributions
Each Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of each Fund are normally declared and paid annually. Dividends from net investment income of each Fund are normally declared and paid as follows:
Fund	Declaration frequency of net investment income	Payment frequency of net investment income
Emerging Markets Local Debt Fund	Monthly	Monthly
Floating Rate Fund	Daily	Monthly
Floating Rate High Income Fund	Daily	Monthly
High Yield Fund	Daily	Monthly
Inflation Plus Fund	Daily	Monthly
Municipal Income Fund	Daily	Monthly
Municipal Opportunities Fund	Daily	Monthly
Municipal Real Return Fund	Daily	Monthly
Municipal Short Duration Fund	Daily	Monthly
Quality Bond Fund	Daily	Monthly
Short Duration Fund	Daily	Monthly
Strategic Income Fund	Monthly	Monthly
Total Return Bond Fund	Daily	Monthly
Unconstrained Bond Fund	Daily	Monthly
World Bond Fund	Quarterly	Quarterly
Notwithstanding the foregoing, each Company’s Board of Directors has delegated authority to the Funds’ Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. Further, each Fund reserves the right to change its dividend distribution policy at the discretion of its Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from a Fund are automatically reinvested in additional full or fractional shares of that Fund.
As noted above, the World Bond Fund has a policy to make distributions quarterly (the “Distribution Policy”). Section 19(b) of the Investment Company Act of 1940 and Rule 19b-1 thereunder limit the number of distributions of long-term capital gains, as determined for federal tax purposes, that a fund may make in any one year. Depending on the circumstances, in order to comply with Rule 19b-1 and the Internal Revenue Code, the Fund may be required to pay tax on undistributed long-term capital gains.
In certain circumstances, compliance with Rule 19b-1 could have a material adverse effect on the Fund’s investment program. Rule 19b-1 permits a fund to request relief from the Securities and Exchange Commission (the “SEC”) to spread its long-term capital gain over up to all of its distributions in the event of unforeseen circumstances. Due to a combination in 2015 of currency losses on debt securities that were treated as ordinary losses for tax purposes, and gains on certain derivatives on currencies that were treated as capital gains for tax purposes, the World Bond Fund requested and received such SEC relief with respect to 2015 to avoid adverse consequences for the Fund under Section 19(b) and Rule 19b-1. However, the World Bond Fund believes it is unlikely that it will be able to obtain such relief in similar circumstances in the future. Accordingly, the World Bond Fund will monitor its distributions and estimated sources of book and tax income carefully and could be required to modify its Distribution Policy from time to time to comply with Section 19(b) and Rule 19b-1.
With respect to the Floating Rate Fund, the Floating Rate High Income Fund, the High Yield Fund, the Inflation Plus Fund, the Municipal Income Fund, the Municipal Opportunities Fund, the Municipal Real Return Fund, the Municipal Short Duration Fund, the Quality Bond Fund, the Short Duration Fund, the Total Return Bond Fund and the Unconstrained Bond Fund, you generally begin earning dividends on Fund shares the day after the Fund receives your purchase payment. If a purchase order is placed through a broker, dealer or other financial firms authorized to settle through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing dividends on the NSCC settlement date or as agreed upon and as allowed by applicable law.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a Fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.
If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the Fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.
Taxes On Distributions
Each of Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund and Municipal Short Duration Fund intend to meet certain federal tax requirements so that distributions of tax-exempt income may be treated as exempt-interest dividends. These dividends are not subject to regular federal income tax. However, each Fund may invest a portion of its assets in tax-exempt obligations subject to the Alternative Minimum Tax. Any portion of exempt-interest dividends attributable to interest on these obligations may increase some shareholders’ Alternative Minimum Tax. Each Fund expects that its distributions will consist primarily of exempt-interest dividends. Each Fund’s exempt-interest dividends may be subject to state or local taxes. Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash.
Tax exempt income received by a tax-deferred retirement account will generally be taxable when distributed from the tax-deferred retirement account. As a result, any retirement plan investor should consider whether a Fund is an appropriate investment. Tax-exempt income is included when determining whether Social Security and railroad retirement benefits are taxable.
Taxability Of Dividends
Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from a Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. With respect to the Inflation Plus Fund, a return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The Emerging Markets Local Debt Fund, the Floating Rate Fund, the Floating Rate High Income Fund, the High Yield Fund, the Short Duration Fund, the Strategic Income Fund, the Total Return Bond Fund, the Unconstrained Bond Fund and the World Bond Fund do not expect to generate significant amounts of income that qualifies for the dividends-received deduction or as qualified dividend income.
An additional 3.8% Medicare tax is imposed on certain net investment income (including taxable distributions received from a Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.
Some dividends paid in January may be taxable as if they had been paid the previous December.
Dividends and capital gains distributed by each Fund to tax-deferred retirement plan accounts are not taxable currently.
Taxability Of Transactions
Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. Any loss realized upon the sale or exchange of Fund shares that you held for less than six months may be disallowed to the extent of any distributions treated as exempt-interest dividends with respect to such shares. Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from a Fund.
Under certain limited circumstances, a shareholder may be able to exchange one class of shares for another class of shares of the same Fund. In general, exchanges of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.
Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.
Additional Information
A Fund may be required to withhold U.S. federal income tax (currently, at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. IRS Regulations require each Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date. Each Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost. In the absence of an election by a shareholder, each Fund will use the average cost method with respect to that shareholder. To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.
If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, or if at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund will be eligible to file an election with the Internal Revenue Service that would generally enable its shareholders to benefit from any foreign tax credit or deduction available for any foreign taxes the Fund pays. Pursuant to this election, a shareholder will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its U.S. federal income tax liability (subject to certain holding period and other requirements). The consequences of such an election are discussed in more detail in the SAI.
Each Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status. Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.
Each Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.
Distributions from each Fund may also be subject to state, local and foreign taxes. You should consult your own tax advisor regarding the particular tax consequences of an investment in a Fund.
This section summarizes some of the consequences under current Federal tax law of an investment in each Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.
Legal Proceedings
On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that, among other things, added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC ("HFMC"), which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the applicable legal standard. A bench trial on the issue of liability was held in November 2016. On February 28, 2017, the court granted judgment for HIFSCO and HFMC. Plaintiffs may appeal.
In July 2007, the Floating Rate Fund and more than 60 other lenders (known collectively as the “Transeastern Lenders”) accepted the payoff of a guarantee from Tousa, Inc. (“Tousa”), a Florida homebuilder. In order to fund the payoff, Tousa borrowed money from certain new lenders and secured the loan by granting liens to the new lenders on the assets of certain Tousa subsidiaries (the “Subsidiaries”). Tousa entered bankruptcy in January 2008. In July 2008, a committee of creditors of the Subsidiaries (the “Committee”) brought suit against the Transeastern Lenders alleging that the Subsidiaries had received no benefit in return for the liens on their assets, that the Subsidiaries were co-borrowers on the loan from the new lenders, and that the Transeastern Lenders received the value of the liens when the Transeastern Lenders accepted the payoff. The Subsidiaries sought the avoidance of their liens and the return of the value of those liens to the bankruptcy estate. On October 13, 2009, the bankruptcy court in the Southern District of Florida ruled in favor of the Committee, avoided the liens, and ordered the Transeastern Lenders to return the payoff amount to the bankruptcy estate. The Transeastern Lenders, together with the Fund, appealed the decision to the district court. On February 11, 2011, the District Court ruled in favor of the Transeastern Lenders and the Fund and quashed the bankruptcy court opinion. The Committee appealed to the Eleventh Circuit. The Eleventh Circuit reinstated the bankruptcy court opinion, but remanded back to the District Court on the question of remedies. The District Court then in turn remanded one issue back to the bankruptcy court for a report and recommendation. On April 1, 2016, the bankruptcy court issued its report and recommendation, which was unfavorable in many respects to the Transeastern Lenders. The District Court has not yet accepted or rejected the bankruptcy court report and recommendation, and it has not yet issued a decision on the lawfulness of the remedies. If found liable, the Fund would be required to return approximately $3-3.5 million to the bankruptcy estate. Management of the Fund believes resolution of this matter will not have a material impact on the Fund’s financial statements.
Performance Notes
The following notes supplement the performance table in the Summary Sections and provide additional information for understanding the returns provided in the table for each Fund.
Prior to January 1, 2013, each Fund, except Municipal Income Fund and Municipal Short Duration Fund, was managed by HIFSCO, an affiliate of the Investment Manager. There was no change, however, to the personnel providing services to the Funds.
Performance information for the Floating Rate Fund and the Floating Rate High Income Fund includes performance of the Funds’ previous sub-adviser, Hartford Investment Management Company (“HIMCO”). As of April 23, 2012, Wellington Management became a sub-adviser to the Funds. At the end of approximately 4 weeks ending on May 18, 2012, HIMCO ceased serving as a sub-adviser to the Funds.
Performance information for the High Yield Fund, the Inflation Plus Fund and the Total Return Bond Fund includes performance of the Funds’ previous sub-adviser, HIMCO. As of March 5, 2012, HIMCO no longer serves as the sub-adviser to the Funds.
Performance information for the Municipal Opportunities Fund, the Municipal Real Return Fund and the Short Duration Fund includes performance of the Funds’ previous sub-adviser, HIMCO, using a modified investment strategy. As of March 5, 2012, HIMCO no longer serves as the sub-adviser to the Funds.

Performance information for the Strategic Income Fund includes performance of the Fund’s previous sub-adviser, HIMCO, using a modified investment strategy. As of April 2, 2012, HIMCO no longer serves as the sub-adviser to the Fund.
Performance information for the Unconstrained Bond Fund includes performance of the Fund's previous sub-adviser, HIMCO, using a different investment strategy and in pursuit of a different investment objective. As of April 23, 2012, HIMCO no longer serves as the sub-adviser to the Fund.
Indices:
The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
Bloomberg L.P. acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. As a result of this acquisition, the Barclays indexes have been rebranded as Bloomberg Barclays indexes.
The Bloomberg Barclays U.S. TIPS 1-10 Year Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues dominated in U.S. currency, and have maturities of 1 to 10 years.
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic markets with maturities of 90 days or less that assumes reinvestment of all income.
The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.
The JP Morgan GBI Emerging Markets Global Diversified Index tracks local currency bonds issued by Emerging Markets governments. It is an investable index that includes only those countries that are directly accessible by most of the international investor base. The index excludes countries with explicit capital controls, but does not factor in regulatory/tax hurdles in assessing eligibility.
The Credit Suisse Leveraged Loan Index is a market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.
The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.
The Bloomberg Barclays U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity.
The Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.
The Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index is a sub-index of the Bloomberg Barclays Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market.
The Bloomberg Barclays Municipal Bond Short 1-5 Year Index measures the performance of municipal bonds with time to maturity of more than one year and less than five years.
The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-3 Year Government/Credit Index includes securities in the 1-3 year maturity range in the Government/Credit Index.
Citigroup World Government Bond Index includes the most significant and liquid government bond markets globally that carry at least an investment grade rating. Index weights are based on the market capitalization of qualifying outstanding debt stocks

Financial Highlights
The financial highlights table for each Fund is intended to help you understand each Fund’s financial performance for the past five years, or if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table for each Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the past five fiscal years, or if shorter, the period of the Fund’s operations, has been derived from the financial statements audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm, whose report, along with each Fund’s financial statements and financial highlights, is included in each Fund’s annual report, which is available upon request. Footnotes are located on the last page of these financial highlights.
The Hartford Emerging Markets Local Debt Fund
	Selected Per-Share Data(1)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2016
A	$7.09	$0.35	$0.38	$0.73	$—	$—	$(0.34)	$(0.34)	$7.48	10.62%	$5,804	1.64%	1.26%(5)	4.91%	187%
C	7.08	0.30	0.37	0.67	—	—	(0.28)	(0.28)	7.47	9.78	1,895	2.43	2.01(5)	4.14	187
I	7.07	0.37	0.38	0.75	—	—	(0.36)	(0.36)	7.46	10.93	9,871	1.41	1.01(5)	5.08	187
R3	7.08	0.32	0.35	0.67	—	—	(0.32)	(0.32)	7.43	9.80	20	1.92	1.56(5)	4.44	187
R4	7.08	0.34	0.38	0.72	—	—	(0.35)	(0.35)	7.45	10.51	31	1.61	1.26(5)	4.76	187
R5	7.08	0.36	0.34	0.70	—	—	(0.54)	(0.54)	7.24	10.44	12	1.30	0.96(5)	5.04	187
Y	7.05	0.37	0.38	0.75	—	—	(0.37)	(0.37)	7.43	10.96	87,545	1.20	0.91(5)	5.26	187
For the Year Ended October 31, 2015
A	$9.00	$0.36	$(1.87)	$(1.51)	$—	$—	$(0.40)	$(0.40)	$7.09	(17.13)%	$5,827	1.53%	1.25%	4.56%	122%
C	8.99	0.32	(1.90)	(1.58)	—	—	(0.33)	(0.33)	7.08	(17.81)	1,289	2.29	2.00	3.99	122
I	8.98	0.38	(1.87)	(1.49)	—	—	(0.42)	(0.42)	7.07	(16.95)	3,716	1.18	0.97	4.57	122
R3	8.99	0.34	(1.88)	(1.54)	—	—	(0.37)	(0.37)	7.08	(17.40)	1,688	1.81	1.55	4.33	122
R4	8.99	0.37	(1.88)	(1.51)	—	—	(0.40)	(0.40)	7.08	(17.14)	1,741	1.51	1.25	4.63	122
R5	8.99	0.39	(1.88)	(1.49)	—	—	(0.42)	(0.42)	7.08	(16.89)	1,726	1.21	0.95	4.93	122
Y	8.96	0.40	(1.89)	(1.49)	—	—	(0.42)	(0.42)	7.05	(16.90)	177,798	1.11	0.90	5.02	122
For the Year Ended October 31, 2014
A	$9.51	$0.42	$(0.52)	$(0.10)	$(0.04)	$(0.01)	$(0.36)	$(0.41)	$9.00	(1.10)%	$9,792	1.47%	1.25%	4.57%	144%
C	9.50	0.35	(0.52)	(0.17)	(0.03)	(0.01)	(0.30)	(0.34)	8.99	(1.85)	3,208	2.23	2.00	3.78	144
I	9.50	0.44	(0.52)	(0.08)	(0.04)	(0.01)	(0.39)	(0.44)	8.98	(0.91)	43,683	1.19	0.98	4.78	144
R3	9.50	0.39	(0.52)	(0.13)	(0.03)	(0.01)	(0.34)	(0.38)	8.99	(1.38)	2,041	1.81	1.55	4.23	144
R4	9.50	0.42	(0.52)	(0.10)	(0.04)	(0.01)	(0.36)	(0.41)	8.99	(1.09)	2,101	1.51	1.25	4.53	144
R5	9.51	0.45	(0.53)	(0.08)	(0.04)	(0.01)	(0.39)	(0.44)	8.99	(0.89)	2,078	1.20	0.95	4.83	144
Y	9.47	0.45	(0.52)	(0.07)	(0.04)	(0.01)	(0.39)	(0.44)	8.96	(0.74)	257,218	1.11	0.90	4.86	144

Financial Highlights
	Selected Per-Share Data(1)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2013
A	$10.02	$0.41	$(0.47)	$(0.06)	$(0.39)	$(0.06)	$—	$(0.45)	$9.51	(0.70)%	$24,773	1.49%	1.25%	4.16%	95%
C	10.01	0.34	(0.47)	(0.13)	(0.32)	(0.06)	—	(0.38)	9.50	(1.40)	6,280	2.22	1.99	3.43	95
I	10.01	0.43	(0.47)	(0.04)	(0.41)	(0.06)	—	(0.47)	9.50	(0.45)	33,259	1.25	1.00	4.41	95
R3	10.01	0.38	(0.47)	(0.09)	(0.36)	(0.06)	—	(0.42)	9.50	(1.01)	2,097	1.84	1.55	3.86	95
R4	10.01	0.41	(0.47)	(0.06)	(0.39)	(0.06)	—	(0.45)	9.50	(0.71)	2,165	1.54	1.25	4.16	95
R5	10.01	0.44	(0.46)	(0.02)	(0.42)	(0.06)	—	(0.48)	9.51	(0.31)	2,095	1.24	0.95	4.46	95
Y	9.98	0.44	(0.47)	(0.03)	(0.42)	(0.06)	—	(0.48)	9.47	(0.36)	178,911	1.14	0.90	4.50	95
For the Year Ended October 31, 2012
A	$9.24	$0.37	$0.71	$1.08	$(0.30)	$—	$—	$(0.30)	$10.02	11.96%	$20,430	1.65%	1.24%	3.96%	99%
C	9.24	0.30	0.70	1.00	(0.23)	—	—	(0.23)	10.01	11.03	3,846	2.38	1.97	3.22	99
I	9.23	0.40	0.71	1.11	(0.33)	—	—	(0.33)	10.01	12.28	23,655	1.37	0.96	4.27	99
R3	9.24	0.34	0.70	1.04	(0.27)	—	—	(0.27)	10.01	11.48	2,112	2.02	1.55	3.65	99
R4	9.24	0.37	0.70	1.07	(0.30)	—	—	(0.30)	10.01	11.81	2,094	1.72	1.25	3.95	99
R5	9.24	0.40	0.70	1.10	(0.33)	—	—	(0.33)	10.01	12.15	2,103	1.42	0.95	4.25	99
Y	9.21	0.41	0.69	1.10	(0.33)	—	—	(0.33)	9.98	12.25	75,221	1.31	0.90	4.37	99

Financial Highlights
The Hartford Floating Rate Fund
	Selected Per-Share Data(1)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2016
A	$8.41	$0.36	$0.16	$0.52	$(0.35)	$—	$—	$(0.35)	$8.58	6.38%	$875,037	1.02%	1.01%(6)	4.40%	40%
B	8.40	0.30	0.15	0.45	(0.28)	—	—	(0.28)	8.57	5.59	3,696	1.90	1.76(6)	3.66	40
C	8.40	0.30	0.16	0.46	(0.29)	—	—	(0.29)	8.57	5.62	1,213,760	1.74	1.74(6)	3.67	40
I	8.42	0.39	0.15	0.54	(0.37)	—	—	(0.37)	8.59	6.67	1,466,928	0.74	0.74(6)	4.66	40
R3	8.43	0.34	0.17	0.51	(0.33)	—	—	(0.33)	8.61	6.24	10,618	1.38	1.26(6)	4.15	40
R4	8.40	0.36	0.17	0.53	(0.35)	—	—	(0.35)	8.58	6.51	8,781	1.07	1.01(6)	4.39	40
R5	8.41	0.39	0.15	0.54	(0.37)	—	—	(0.37)	8.58	6.70	1,941	0.80	0.71(6)	4.69	40
Y	8.40	0.39	0.16	0.55	(0.38)	—	—	(0.38)	8.57	6.76	318,753	0.66	0.66(6)	4.73	40
For the Year Ended October 31, 2015
A	$8.88	$0.36	$(0.46)	$(0.10)	$(0.33)	$—	$(0.04)	$(0.37)	$8.41	(1.20)%	$1,109,960	0.98%	0.98%	4.19%	30%
B	8.86	0.30	(0.46)	(0.16)	(0.27)	—	(0.03)	(0.30)	8.40	(1.85)	7,942	1.84	1.75	3.42	30
C	8.86	0.30	(0.46)	(0.16)	(0.27)	—	(0.03)	(0.30)	8.40	(1.94)	1,463,472	1.73	1.73	3.44	30
I	8.89	0.39	(0.47)	(0.08)	(0.35)	—	(0.04)	(0.39)	8.42	(0.92)	1,698,313	0.71	0.71	4.45	30
R3	8.89	0.34	(0.46)	(0.12)	(0.31)	—	(0.03)	(0.34)	8.43	(1.46)	13,707	1.37	1.25	3.92	30
R4	8.87	0.36	(0.47)	(0.11)	(0.32)	—	(0.04)	(0.36)	8.40	(1.22)	9,264	1.06	1.00	4.16	30
R5	8.87	0.39	(0.46)	(0.07)	(0.35)	—	(0.04)	(0.39)	8.41	(0.81)	2,818	0.78	0.70	4.46	30
Y	8.86	0.39	(0.46)	(0.07)	(0.35)	—	(0.04)	(0.39)	8.40	(0.76)	398,751	0.65	0.65	4.51	30
For the Year Ended October 31, 2014
A	$9.01	$0.34	$(0.13)	$0.21	$(0.34)	$—	$—	$(0.34)	$8.88	2.35%	$1,459,463	0.96%	0.96%	3.80%	75%
B	9.00	0.27	(0.14)	0.13	(0.27)	—	—	(0.27)	8.86	1.44	18,681	1.81	1.75	3.01	75
C	9.00	0.28	(0.14)	0.14	(0.28)	—	—	(0.28)	8.86	1.48	1,900,141	1.71	1.71	3.06	75
I	9.02	0.37	(0.13)	0.24	(0.37)	—	—	(0.37)	8.89	2.62	2,325,212	0.70	0.70	4.08	75
R3	9.03	0.32	(0.14)	0.18	(0.32)	—	—	(0.32)	8.89	1.94	17,970	1.35	1.25	3.52	75
R4	9.01	0.34	(0.14)	0.20	(0.34)	—	—	(0.34)	8.87	2.20	11,663	1.05	1.00	3.77	75
R5	9.01	0.37	(0.14)	0.23	(0.37)	—	—	(0.37)	8.87	2.50	3,753	0.77	0.70	4.07	75
Y	9.00	0.37	(0.14)	0.23	(0.37)	—	—	(0.37)	8.86	2.57	413,511	0.64	0.64	4.13	75

Financial Highlights
	Selected Per-Share Data(1)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2013
A	$8.93	$0.36	$0.09	$0.45	$(0.37)	$—	$—	$(0.37)	$9.01	5.08%	$2,064,701	0.96%	0.96%	4.04%	78%
B	8.92	0.29	0.09	0.38	(0.30)	—	—	(0.30)	9.00	4.27	30,017	1.80	1.75	3.28	78
C	8.92	0.30	0.08	0.38	(0.30)	—	—	(0.30)	9.00	4.31	2,195,858	1.71	1.71	3.30	78
I	8.94	0.39	0.08	0.47	(0.39)	—	—	(0.39)	9.02	5.35	2,772,328	0.70	0.70	4.29	78
R3	8.95	0.34	0.08	0.42	(0.34)	—	—	(0.34)	9.03	4.77	18,334	1.36	1.25	3.76	78
R4	8.92	0.36	0.09	0.45	(0.36)	—	—	(0.36)	9.01	5.17	13,255	1.04	1.00	4.01	78
R5	8.93	0.39	0.08	0.47	(0.39)	—	—	(0.39)	9.01	5.36	3,942	0.76	0.70	4.33	78
Y	8.92	0.39	0.09	0.48	(0.40)	—	—	(0.40)	9.00	5.43	79,142	0.64	0.64	4.39	78
For the Year Ended October 31, 2012(7)
A	$8.64	$0.43	$0.29	$0.72	$(0.43)	$—	$—	$(0.43)	$8.93	8.48%	$1,784,029	0.98%	0.98%	4.85%	60%
B	8.63	0.36	0.29	0.65	(0.36)	—	—	(0.36)	8.92	7.66	35,026	1.80	1.75	4.08	60
C	8.63	0.36	0.29	0.65	(0.36)	—	—	(0.36)	8.92	7.69	2,031,516	1.72	1.72	4.10	60
I	8.65	0.45	0.29	0.74	(0.45)	—	—	(0.45)	8.94	8.74	1,817,957	0.73	0.73	5.10	60
R3	8.66	0.40	0.29	0.69	(0.40)	—	—	(0.40)	8.95	8.17	13,889	1.37	1.25	4.57	60
R4	8.63	0.42	0.29	0.71	(0.42)	—	—	(0.42)	8.92	8.47	11,283	1.06	1.00	4.80	60
R5	8.64	0.45	0.29	0.74	(0.45)	—	—	(0.45)	8.93	8.78	11,820	0.76	0.70	5.12	60
Y	8.63	0.45	0.29	0.74	(0.45)	—	—	(0.45)	8.92	8.85	75,994	0.65	0.65	5.18	60

Financial Highlights
The Hartford Floating Rate High Income Fund
	Selected Per-Share Data(1)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2016
A	$9.59	$0.51	$0.20	$0.71	$(0.45)	$—	$(0.03)	$(0.48)	$9.82	7.81%	$123,600	1.15%	1.07%(8)	5.43%	75%
C	9.60	0.44	0.19	0.63	(0.39)	—	(0.02)	(0.41)	9.82	6.90	83,318	1.91	1.82(8)	4.70	75
I	9.60	0.53	0.21	0.74	(0.48)	—	(0.03)	(0.51)	9.83	8.07	151,912	0.91	0.82(8)	5.65	75
R3	9.58	0.49	0.20	0.69	(0.43)	—	(0.03)	(0.46)	9.81	7.50	319	1.55	1.37(8)	5.18	75
R4	9.58	0.51	0.20	0.71	(0.46)	—	(0.03)	(0.49)	9.80	7.77	507	1.23	1.07(8)	5.40	75
R5	9.57	0.53	0.31	0.84	(0.58)	—	(0.03)	(0.61)	9.80	9.27	592	0.92	0.77(8)	5.55	75
Y	9.57	0.54	0.20	0.74	(0.48)	—	(0.03)	(0.51)	9.80	8.14	4,932	0.81	0.77(8)	5.75	75
For the Year Ended October 31, 2015
A	$10.54	$0.51	$(0.81)	$(0.30)	$(0.41)	$(0.15)	$(0.09)	$(0.65)	$9.59	(3.00)%	$134,991	1.11%	1.05%	5.06%	55%
C	10.54	0.43	(0.79)	(0.36)	(0.35)	(0.15)	(0.08)	(0.58)	9.60	(3.63)	99,723	1.88	1.80	4.31	55
I	10.55	0.53	(0.80)	(0.27)	(0.43)	(0.15)	(0.10)	(0.68)	9.60	(2.75)	148,276	0.86	0.80	5.30	55
R3	10.52	0.48	(0.80)	(0.32)	(0.39)	(0.15)	(0.08)	(0.62)	9.58	(3.21)	807	1.48	1.35	4.73	55
R4	10.52	0.51	(0.80)	(0.29)	(0.41)	(0.15)	(0.09)	(0.65)	9.58	(2.91)	2,889	1.18	1.05	5.06	55
R5	10.52	0.54	(0.81)	(0.27)	(0.43)	(0.15)	(0.10)	(0.68)	9.57	(2.63)	2,823	0.88	0.75	5.35	55
Y	10.52	0.54	(0.81)	(0.27)	(0.43)	(0.15)	(0.10)	(0.68)	9.57	(2.72)	4,989	0.77	0.75	5.33	55
For the Year Ended October 31, 2014
A	$10.70	$0.47	$(0.13)	$0.34	$(0.47)	$(0.03)	$—	$(0.50)	$10.54	3.23%	$191,162	1.10%	1.05%	4.35%	100%
C	10.70	0.39	(0.13)	0.26	(0.39)	(0.03)	—	(0.42)	10.54	2.47	118,465	1.87	1.80	3.61	100
I	10.71	0.50	(0.14)	0.36	(0.49)	(0.03)	—	(0.52)	10.55	3.49	207,458	0.84	0.80	4.62	100
R3	10.68	0.43	(0.13)	0.30	(0.43)	(0.03)	—	(0.46)	10.52	2.93	2,886	1.48	1.35	4.06	100
R4	10.68	0.47	(0.13)	0.34	(0.47)	(0.03)	—	(0.50)	10.52	3.24	3,015	1.18	1.05	4.35	100
R5	10.68	0.50	(0.13)	0.37	(0.50)	(0.03)	—	(0.53)	10.52	3.45	2,515	0.88	0.75	4.65	100
Y	10.68	0.50	(0.13)	0.37	(0.50)	(0.03)	—	(0.53)	10.52	3.55	13,269	0.78	0.75	4.66	100
For the Year Ended October 31, 2013
A	$10.60	$0.48	$0.22	$0.70	$(0.50)	$(0.10)	$—	$(0.60)	$10.70	6.78%	$163,631	1.13%	1.05%	4.53%	59%
C	10.60	0.40	0.22	0.62	(0.42)	(0.10)	—	(0.52)	10.70	5.98	89,287	1.88	1.80	3.78	59
I	10.60	0.50	0.23	0.73	(0.52)	(0.10)	—	(0.62)	10.71	7.15	119,549	0.84	0.80	4.73	59
R3	10.58	0.46	0.21	0.67	(0.47)	(0.10)	—	(0.57)	10.68	6.47	2,560	1.50	1.35	4.32	59
R4	10.58	0.49	0.21	0.70	(0.50)	(0.10)	—	(0.60)	10.68	6.79	2,642	1.19	1.05	4.62	59
R5	10.58	0.52	0.21	0.73	(0.53)	(0.10)	—	(0.63)	10.68	7.11	2,427	0.89	0.75	4.93	59
Y	10.58	0.52	0.21	0.73	(0.53)	(0.10)	—	(0.63)	10.68	7.11	10,907	0.80	0.75	4.92	59

Financial Highlights
	Selected Per-Share Data(1)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2012
A	$10.20	$0.62	$0.42	$1.04	$(0.64)	$—	$—	$(0.64)	$10.60	10.54%	$46,387	1.31%	1.04%	5.93%	67%
C	10.20	0.54	0.42	0.96	(0.56)	—	—	(0.56)	10.60	9.70	24,263	2.05	1.78	5.18	67
I	10.20	0.65	0.42	1.07	(0.67)	—	—	(0.67)	10.60	10.80	15,072	1.05	0.78	6.23	67
R3	10.20	0.61	0.38	0.99	(0.61)	—	—	(0.61)	10.58	9.98	2,252	1.72	1.35	5.85	67
R4	10.20	0.64	0.38	1.02	(0.64)	—	—	(0.64)	10.58	10.31	2,292	1.42	1.05	6.15	67
R5	10.20	0.67	0.38	1.05	(0.67)	—	—	(0.67)	10.58	10.64	2,264	1.12	0.75	6.45	67
Y	10.20	0.67	0.38	1.05	(0.67)	—	—	(0.67)	10.58	10.64	10,181	1.02	0.75	6.45	67

Financial Highlights
The Hartford High Yield Fund
	Selected Per-Share Data(1)										Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital		Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2016
A	$7.14	$0.35	$0.14	$0.49	$(0.35)	$—		$—	$(0.35)	$7.28	7.10%	$247,549	1.23%	1.07%(9)	4.93%	47%
B	7.10	0.29	0.13	0.42	(0.29)	—		—	(0.29)	7.23	6.17	1,509	2.12	1.82(9)	4.19	47
C	7.12	0.29	0.13	0.42	(0.29)	—		—	(0.29)	7.25	6.16	61,297	1.88	1.82(9)	4.18	47
I	7.18	0.36	0.14	0.50	(0.37)	—		—	(0.37)	7.31	7.20	37,099	0.88	0.82(9)	5.14	47
R3	7.14	0.33	0.13	0.46	(0.33)	—		—	(0.33)	7.27	6.64	3,153	1.50	1.37(9)	4.63	47
R4	7.15	0.35	0.12	0.47	(0.34)	—		—	(0.34)	7.28	6.92	1,681	1.20	1.07(9)	5.01	47
R5	7.14	0.37	0.13	0.50	(0.37)	—		—	(0.37)	7.27	7.27	665	0.90	0.77(9)	5.23	47
Y	7.13	0.37	0.13	0.50	(0.37)	—		—	(0.37)	7.26	7.32	7,957	0.77	0.72(9)	5.28	47
For the Year Ended October 31, 2015
A	$7.68	$0.35	$(0.54)	$(0.19)	$(0.35)	$—	$	—(10)	$(0.35)	$7.14	(2.52)%	$245,946	1.16%	1.05%	4.64%	40%
B	7.64	0.30	(0.55)	(0.25)	(0.29)	—		—(10)	(0.29)	7.10	(3.27)	3,274	2.06	1.80	3.99	40
C	7.65	0.30	(0.54)	(0.24)	(0.29)	—		—(10)	(0.29)	7.12	(3.13)	67,854	1.84	1.80	4.00	40
I	7.72	0.37	(0.54)	(0.17)	(0.37)	—		—(10)	(0.37)	7.18	(2.25)	30,492	0.84	0.80	4.99	40
R3	7.68	0.33	(0.54)	(0.21)	(0.33)	—		—(10)	(0.33)	7.14	(2.81)	2,178	1.48	1.35	4.45	40
R4	7.68	0.35	(0.53)	(0.18)	(0.35)	—		—(10)	(0.35)	7.15	(2.38)	1,377	1.17	1.05	4.75	40
R5	7.68	0.37	(0.54)	(0.17)	(0.37)	—		—(10)	(0.37)	7.14	(2.22)	489	0.86	0.75	5.05	40
Y	7.67	0.38	(0.54)	(0.16)	(0.38)	—		—(10)	(0.38)	7.13	(2.18)	7,728	0.74	0.70	5.10	40
For the Year Ended October 31, 2014
A	$7.66	$0.38	$0.02	$0.40	$(0.38)	$—		$—	$(0.38)	$7.68	5.35%	$262,960	1.14%	1.05%	4.90%	54%
B	7.62	0.32	0.02	0.34	(0.32)	—		—	(0.32)	7.64	4.60	5,683	2.02	1.80	4.17	54
C	7.63	0.32	0.02	0.34	(0.32)	—		—	(0.32)	7.65	4.60	95,449	1.83	1.80	4.15	54
I	7.70	0.40	0.03	0.43	(0.41)	—		—	(0.41)	7.72	5.60	46,691	0.81	0.78	5.17	54
R3	7.65	0.36	0.03	0.39	(0.36)	—		—	(0.36)	7.68	5.18	2,487	1.47	1.35	4.60	54
R4	7.66	0.38	0.03	0.41	(0.39)	—		—	(0.39)	7.68	5.35	1,367	1.16	1.05	4.91	54
R5	7.65	0.40	0.04	0.44	(0.41)	—		—	(0.41)	7.68	5.81	522	0.85	0.75	5.21	54
Y	7.65	0.41	0.01	0.42	(0.40)	—		—	(0.40)	7.67	5.73	8,415	0.73	0.70	5.25	54

Financial Highlights
	Selected Per-Share Data(1)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2013
A	$7.53	$0.40	$0.14	$0.54	$(0.41)	$—	$—	$(0.41)	$7.66	7.33%	$295,950	1.15%	1.05%	5.29%	58%
B	7.50	0.34	0.13	0.47	(0.35)	—	—	(0.35)	7.62	6.43	8,242	1.99	1.80	4.54	58
C	7.51	0.34	0.13	0.47	(0.35)	—	—	(0.35)	7.63	6.42	105,204	1.81	1.80	4.54	58
I	7.57	0.42	0.14	0.56	(0.43)	—	—	(0.43)	7.70	7.56	65,060	0.81	0.79	5.54	58
R3	7.53	0.38	0.13	0.51	(0.39)	—	—	(0.39)	7.65	6.87	2,872	1.47	1.35	4.96	58
R4	7.54	0.40	0.13	0.53	(0.41)	—	—	(0.41)	7.66	7.18	1,323	1.14	1.05	5.30	58
R5	7.53	0.42	0.13	0.55	(0.43)	—	—	(0.43)	7.65	7.51	609	0.84	0.75	5.57	58
Y	7.53	0.43	0.13	0.56	(0.44)	—	—	(0.44)	7.65	7.57	8,599	0.72	0.70	5.65	58
For the Year Ended October 31, 2012(7)
A	$7.20	$0.44	$0.33	$0.77	$(0.44)	$—	$—	$(0.44)	$7.53	11.00%	$365,718	1.12%	1.05%	5.97%	138%
B	7.17	0.38	0.33	0.71	(0.38)	—	—	(0.38)	7.50	10.24	10,990	2.00	1.80	5.28	138
C	7.18	0.38	0.33	0.71	(0.38)	—	—	(0.38)	7.51	10.23	103,639	1.82	1.79	5.24	138
I	7.23	0.46	0.34	0.80	(0.46)	—	—	(0.46)	7.57	11.39	64,195	0.83	0.80	6.24	138
R3	7.20	0.42	0.33	0.75	(0.42)	—	—	(0.42)	7.53	10.68	1,934	1.49	1.35	5.65	138
R4	7.20	0.44	0.34	0.78	(0.44)	—	—	(0.44)	7.54	11.15	1,191	1.16	1.05	5.85	138
R5	7.20	0.46	0.33	0.79	(0.46)	—	—	(0.46)	7.53	11.34	431	0.86	0.75	6.25	138
Y	7.19	0.47	0.33	0.80	(0.46)	—	—	(0.46)	7.53	11.55	15,468	0.73	0.70	6.39	138

Financial Highlights
The Hartford Inflation Plus Fund
	Selected Per-Share Data(1)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2016
A	$10.57	$0.09	$0.39	$0.48	$—	$—	$—	$—	$11.05	4.54%	$229,329	0.98%	0.87%(11)	0.87%	70%
B	10.18	(0.01)	0.40	0.39	—	—	—	—	10.57	3.83	5,154	1.83	1.62(11)	(0.07)	70
C	10.17	0.01	0.38	0.39	—	—	—	—	10.56	3.83	146,289	1.69	1.62(11)	0.10	70
I	10.73	0.13	0.39	0.52	—	—	—	—	11.25	4.85	62,726	0.76	0.62(11)	1.16	70
R3	10.40	0.06	0.38	0.44	—	—	—	—	10.84	4.23	56,150	1.28	1.22(11)	0.53	70
R4	10.56	0.08	0.40	0.48	—	—	—	—	11.04	4.55	15,684	0.98	0.92(11)	0.79	70
R5	10.71	0.11	0.40	0.51	—	—	—	—	11.22	4.76	2,392	0.70	0.62(11)	1.03	70
Y	10.75	0.11	0.42	0.53	—	—	—	—	11.28	4.93	101,942	0.57	0.57(11)	0.99	70
For the Year Ended October 31, 2015
A	$10.79	$(0.04)	$(0.17)	$(0.21)	$(0.01)	$—	$—	$(0.01)	$10.57	(1.99)%	$257,100	0.94%	0.85%	(0.34)%	155%
B	10.47	(0.13)	(0.16)	(0.29)	—	—	—	—	10.18	(2.75)	10,385	1.78	1.60	(1.22)	155
C	10.47	(0.12)	(0.18)	(0.30)	—	—	—	—	10.17	(2.84)	178,363	1.66	1.60	(1.13)	155
I	10.94	(0.02)	(0.18)	(0.20)	(0.01)	—	—	(0.01)	10.73	(1.85)	63,658	0.73	0.60	(0.18)	155
R3	10.66	(0.06)	(0.20)	(0.26)	—	—	—	—	10.40	(2.40)	61,292	1.25	1.20	(0.60)	155
R4	10.79	(0.03)	(0.19)	(0.22)	(0.01)	—	—	(0.01)	10.56	(2.08)	19,243	0.95	0.90	(0.30)	155
R5	10.91	(0.01)	(0.18)	(0.19)	(0.01)	—	—	(0.01)	10.71	(1.77)	3,757	0.66	0.60	(0.12)	155
Y	10.95	0.00	(0.19)	(0.19)	(0.01)	—	—	(0.01)	10.75	(1.76)	197,882	0.54	0.54	0.03	155
For the Year Ended October 31, 2014
A	$11.32	$0.05	$(0.10)	$(0.05)	$(0.07)	$(0.41)	$—	$(0.48)	$10.79	(0.43)%	$339,993	0.92%	0.85%	0.48%	108%
B	11.05	(0.04)	(0.09)	(0.13)	(0.04)	(0.41)	—	(0.45)	10.47	(1.16)	16,784	1.74	1.60	(0.35)	108
C	11.05	(0.04)	(0.09)	(0.13)	(0.04)	(0.41)	—	(0.45)	10.47	(1.16)	240,647	1.63	1.60	(0.33)	108
I	11.45	0.06	(0.08)	(0.02)	(0.08)	(0.41)	—	(0.49)	10.94	(0.16)	91,095	0.67	0.60	0.58	108
R3	11.21	0.02	(0.11)	(0.09)	(0.05)	(0.41)	—	(0.46)	10.66	(0.74)	69,577	1.23	1.20	0.19	108
R4	11.33	0.05	(0.12)	(0.07)	(0.06)	(0.41)	—	(0.47)	10.79	(0.54)	22,639	0.92	0.90	0.43	108
R5	11.42	0.09	(0.11)	(0.02)	(0.08)	(0.41)	—	(0.49)	10.91	(0.16)	5,119	0.64	0.60	0.79	108
Y	11.46	0.09	(0.11)	(0.02)	(0.08)	(0.41)	—	(0.49)	10.95	(0.13)	231,771	0.52	0.52	0.84	108

Financial Highlights
	Selected Per-Share Data(1)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2013
A	$12.65	$0.04	$(0.91)	$(0.87)	$(0.04)	$(0.42)	$—	$(0.46)	$11.32	(7.15)%	$507,889	0.88%	0.85%	0.34%	82%
B	12.44	(0.05)	(0.90)	(0.95)	(0.02)	(0.42)	—	(0.44)	11.05	(7.88)	28,633	1.69	1.60	(0.43)	82
C	12.43	(0.05)	(0.89)	(0.94)	(0.02)	(0.42)	—	(0.44)	11.05	(7.81)	375,906	1.60	1.60	(0.42)	82
I	12.76	0.06	(0.91)	(0.85)	(0.04)	(0.42)	—	(0.46)	11.45	(6.88)	124,329	0.65	0.60	0.51	82
R3	12.57	—	(0.91)	(0.91)	(0.03)	(0.42)	—	(0.45)	11.21	(7.49)	73,380	1.22	1.20	0.01	82
R4	12.66	0.04	(0.91)	(0.87)	(0.04)	(0.42)	—	(0.46)	11.33	(7.15)	29,584	0.91	0.90	0.30	82
R5	12.73	0.08	(0.93)	(0.85)	(0.04)	(0.42)	—	(0.46)	11.42	(6.90)	6,219	0.63	0.60	0.69	82
Y	12.76	0.07	(0.90)	(0.83)	(0.05)	(0.42)	—	(0.47)	11.46	(6.79)	287,361	0.51	0.51	0.60	82
For the Year Ended October 31, 2012
A	$12.36	$0.08	$0.80	$0.88	$(0.07)	$(0.52)	$—	$(0.59)	$12.65	7.41%	$851,003	0.86%	0.85%	0.69%	102%
B	12.22	(0.01)	0.79	0.78	(0.04)	(0.52)	—	(0.56)	12.44	6.65	53,262	1.66	1.60	(0.11)	102
C	12.21	(0.01)	0.79	0.78	(0.04)	(0.52)	—	(0.56)	12.43	6.66	717,899	1.59	1.59	(0.04)	102
I	12.44	0.11	0.81	0.92	(0.08)	(0.52)	—	(0.60)	12.76	7.70	297,985	0.64	0.60	0.91	102
R3	12.31	0.05	0.78	0.83	(0.05)	(0.52)	—	(0.57)	12.57	7.07	94,112	1.21	1.20	0.41	102
R4	12.37	0.08	0.80	0.88	(0.07)	(0.52)	—	(0.59)	12.66	7.39	41,261	0.91	0.90	0.69	102
R5	12.42	0.13	0.78	0.91	(0.08)	(0.52)	—	(0.60)	12.73	7.63	8,096	0.62	0.60	1.05	102
Y	12.44	0.12	0.80	0.92	(0.08)	(0.52)	—	(0.60)	12.76	7.73	378,089	0.50	0.50	0.99	102

Financial Highlights
Hartford Municipal Income Fund
	Selected Per-Share Data(1)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2016
A	$10.09	$0.21	$0.25	$0.46	$(0.21)	$—	$—	$(0.21)	$10.34	4.62%	$9,933	1.70%	0.70%(12)	2.06%	13%
C	10.09	0.14	0.25	0.39	(0.14)	—	—	(0.14)	10.34	3.86	3,034	2.39	1.45(12)	1.33	13
I	10.09	0.24	0.25	0.49	(0.24)	—	—	(0.24)	10.34	4.89	6,140	1.39	0.45(12)	2.33	13
For the Period Ended October 31, 2015
A(13)	$10.00	$0.08	$0.09	$0.17	$(0.08)	$—	$—	$(0.08)	$10.09	1.67%(14)	$3,075	1.11%(15)	0.69%(15)	1.83%(15)	21%
C(13)	10.00	0.04	0.09	0.13	(0.04)	—	—	(0.04)	10.09	1.35(14)	2,533	1.83(15)	1.44(15)	1.07(15)	21
I(13)	10.00	0.09	0.09	0.18	(0.09)	—	—	(0.09)	10.09	1.77(14)	5,107	0.83(15)	0.44(15)	2.07(15)	21

Financial Highlights
The Hartford Municipal Opportunities Fund
	Selected Per-Share Data(1)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2016
A	$8.53	$0.21	$0.16	$0.37	$(0.21)	$—	$—	$(0.21)	$8.69	4.40%	$283,275	0.70%	0.70%(16)	2.44%	22%
B	8.53	0.15	0.15	0.30	(0.15)	—	—	(0.15)	8.68	3.50	964	1.51	1.45(16)	1.74	22
C	8.54	0.15	0.15	0.30	(0.15)	—	—	(0.15)	8.69	3.50	127,960	1.46	1.45(16)	1.69	22
I	8.55	0.23	0.17	0.40	(0.24)	—	—	(0.24)	8.71	4.66	337,900	0.46	0.45(16)	2.68	22
For the Year Ended October 31, 2015
A	$8.53	$0.24	$—	$0.24	$(0.24)	$—	$—	$(0.24)	$8.53	2.85%	$212,254	0.81%	0.75%	2.82%	21%
B	8.53	0.18	(0.01)	0.17	(0.17)	—	—	(0.17)	8.53	2.08	2,425	1.63	1.51	2.06	21
C	8.54	0.18	(0.01)	0.17	(0.17)	—	—	(0.17)	8.54	2.08	97,729	1.57	1.51	2.07	21
I	8.55	0.26	—	0.26	(0.26)	—	—	(0.26)	8.55	3.10	166,610	0.56	0.50	3.08	21
For the Year Ended October 31, 2014
A	$8.24	$0.25	$0.30	$0.55	$(0.26)	$—	$—	$(0.26)	$8.53	6.70%	$192,531	0.90%	0.85%	3.03%	29%
B	8.23	0.19	0.30	0.49	(0.19)	—	—	(0.19)	8.53	6.04	3,216	1.72	1.60	2.30	29
C	8.24	0.19	0.30	0.49	(0.19)	—	—	(0.19)	8.54	6.03	91,177	1.66	1.60	2.29	29
I	8.25	0.27	0.31	0.58	(0.28)	—	—	(0.28)	8.55	7.08	102,341	0.65	0.60	3.26	29
For the Year Ended October 31, 2013
A	$8.66	$0.29	$(0.42)	$(0.13)	$(0.29)	$—	$—	$(0.29)	$8.24	(1.58)%	$153,818	0.91%	0.91%	3.35%	37%
B	8.66	0.22	(0.43)	(0.21)	(0.22)	—	—	(0.22)	8.23	(2.44)	4,161	1.72	1.66	2.60	37
C	8.67	0.22	(0.43)	(0.21)	(0.22)	—	—	(0.22)	8.24	(2.44)	86,844	1.66	1.66	2.60	37
I	8.68	0.31	(0.43)	(0.12)	(0.31)	—	—	(0.31)	8.25	(1.45)	58,996	0.66	0.66	3.60	37
For the Year Ended October 31, 2012(7)
A	$8.01	$0.34	$0.65	$0.99	$(0.34)	$—	$—	$(0.34)	$8.66	12.58%	$202,931	0.91%	0.91%	4.05%	51%
B	8.01	0.28	0.65	0.93	(0.28)	—	—	(0.28)	8.66	11.75	5,597	1.72	1.66	3.32	51
C	8.02	0.28	0.65	0.93	(0.28)	—	—	(0.28)	8.67	11.73	117,699	1.67	1.66	3.31	51
I	8.03	0.36	0.65	1.01	(0.36)	—	—	(0.36)	8.68	12.83	78,183	0.67	0.66	4.31	51

Financial Highlights
The Hartford Municipal Real Return Fund
	Selected Per-Share Data(1)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2016
A	$9.16	$0.26	$0.15	$0.41	$(0.26)	$—	$—	$(0.26)	$9.31	4.52%	$104,013	0.77%	0.70%(17)	2.79%	21%
B	9.07	0.19	0.16	0.35	(0.19)	—	—	(0.19)	9.23	3.88	320	1.60	1.45(17)	2.08	21
C	9.10	0.19	0.16	0.35	(0.19)	—	—	(0.19)	9.26	3.88	25,611	1.51	1.45(17)	2.05	21
I	9.18	0.28	0.16	0.44	(0.28)	—	—	(0.28)	9.34	4.89	24,545	0.53	0.45(17)	3.02	21
Y	9.13	0.28	0.16	0.44	(0.28)	—	—	(0.28)	9.29	4.90	17,233	0.46	0.45(17)	3.04	21
For the Year Ended October 31, 2015
A	$9.50	$0.26	$(0.33)	$(0.07)	$(0.27)	$—	$—	$(0.27)	$9.16	(0.77)%	$106,809	0.88%	0.74%	2.85%	26%
B	9.41	0.19	(0.33)	(0.14)	(0.20)	—	—	(0.20)	9.07	(1.54)	813	1.70	1.50	2.09	26
C	9.45	0.19	(0.34)	(0.15)	(0.20)	—	—	(0.20)	9.10	(1.63)	27,452	1.63	1.49	2.10	26
I	9.53	0.29	(0.35)	(0.06)	(0.29)	—	—	(0.29)	9.18	(0.62)	15,495	0.65	0.50	3.09	26
Y	9.48	0.29	(0.35)	(0.06)	(0.29)	—	—	(0.29)	9.13	(0.64)	18,220	0.58	0.49	3.10	26
For the Year Ended October 31, 2014
A	$9.27	$0.27	$0.23	$0.50	$(0.27)	$—	$—	$(0.27)	$9.50	5.46%	$115,957	0.90%	0.85%	2.89%	31%
B	9.19	0.20	0.22	0.42	(0.20)	—	—	(0.20)	9.41	4.62	1,497	1.73	1.60	2.15	31
C	9.22	0.20	0.23	0.43	(0.20)	—	—	(0.20)	9.45	4.71	32,022	1.64	1.60	2.14	31
I	9.29	0.29	0.25	0.54	(0.30)	—	—	(0.30)	9.53	5.82	16,682	0.66	0.60	3.12	31
Y	9.25	0.29	0.23	0.52	(0.29)	—	—	(0.29)	9.48	5.74	20,941	0.60	0.60	3.14	31
For the Year Ended October 31, 2013
A	$9.73	$0.24	$(0.46)	$(0.22)	$(0.24)	$—	$—	$(0.24)	$9.27	(2.30)%	$124,008	0.88%	0.85%	2.51%	20%
B	9.65	0.17	(0.46)	(0.29)	(0.17)	—	—	(0.17)	9.19	(3.05)	2,194	1.71	1.60	1.76	20
C	9.68	0.17	(0.46)	(0.29)	(0.17)	—	—	(0.17)	9.22	(3.05)	38,185	1.62	1.60	1.76	20
I	9.75	0.26	(0.46)	(0.20)	(0.26)	—	—	(0.26)	9.29	(2.05)	12,776	0.64	0.60	2.75	20
Y	9.70	0.26	(0.44)	(0.18)	(0.27)	—	—	(0.27)	9.25	(1.94)	22,365	0.58	0.58	2.78	20
For the Year Ended October 31, 2012
A	$9.20	$0.27	$0.54	$0.81	$(0.28)	$—	$—	$(0.28)	$9.73	8.87%	$157,918	0.87%	0.85%	2.89%	61%
B	9.13	0.21	0.52	0.73	(0.21)	—	—	(0.21)	9.65	8.03	3,497	1.68	1.60	2.18	61
C	9.15	0.20	0.54	0.74	(0.21)	—	—	(0.21)	9.68	8.11	49,791	1.62	1.60	2.13	61
I	9.22	0.29	0.54	0.83	(0.30)	—	—	(0.30)	9.75	9.12	20,061	0.64	0.60	3.07	61
Y	9.18	0.30	0.52	0.82	(0.30)	—	—	(0.30)	9.70	9.08	27,549	0.58	0.58	3.18	61

Financial Highlights
Hartford Municipal Short Duration Fund
	Selected Per-Share Data(1)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2016
A	$10.06	$0.10	$0.02	$0.12	$(0.10)	$—	$—	$(0.10)	$10.08	1.15%	$8,383	1.55%	0.70%(18)	0.95%	12%
C	10.05	0.02	0.03	0.05	(0.02)	—	—	(0.02)	10.08	0.50	4,067	2.29	1.45(18)	0.20	12
I	10.06	0.12	0.02	0.14	(0.12)	—	—	(0.12)	10.08	1.40	5,915	1.27	0.45(18)	1.20	12
For the Period Ended October 31, 2015
A(13)	$10.00	$0.03	$0.06	$0.09	$(0.03)	$—	$—	$(0.03)	$10.06	0.91%(14)	$3,993	1.12%(15)	0.69%(15)	0.75%(15)	6%
C(13)	10.00	—	0.05	0.05	—	—	—	—	10.05	0.53(14)	3,137	1.82(15)	1.44(15)	(0.02)(15)	6
I(13)	10.00	0.04	0.06	0.10	(0.04)	—	—	(0.04)	10.06	1.01(14)	5,106	0.78(15)	0.44(15)	0.97(15)	6

Financial Highlights
The Hartford Quality Bond Fund
	Selected Per-Share Data(1)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2016
A	$10.19	$0.12	$0.24	$0.36	$(0.14)	$(0.07)	$—	$(0.21)	$10.34	3.54%	$14,294	1.04%	0.96%(19)	1.14%	84%
C	10.12	0.04	0.23	0.27	(0.06)	(0.07)	—	(0.13)	10.26	2.70	3,890	1.78	1.71(19)	0.40	84
I	10.21	0.14	0.24	0.38	(0.17)	(0.07)	—	(0.24)	10.35	3.73	12,254	0.78	0.71(19)	1.40	84
R3	10.17	0.06	0.31	0.37	(0.15)	(0.07)	—	(0.22)	10.32	3.66	198	1.38	1.26(19)	0.57	84
R4	10.19	0.08	0.33	0.41	(0.18)	(0.07)	—	(0.25)	10.35	4.08	24	1.07	0.96(19)	0.75	84
R5	10.21	0.11	0.33	0.44	(0.23)	(0.07)	—	(0.30)	10.35	4.37	45	0.77	0.66(19)	1.05	84
Y	10.21	0.16	0.24	0.40	(0.18)	(0.07)	—	(0.25)	10.36	3.90	93,809	0.67	0.61(19)	1.53	84
For the Year Ended October 31, 2015
A	$10.19	$0.04	$0.16	$0.20	$(0.05)	$(0.15)	$—	$(0.20)	$10.19	2.01%	$11,513	1.18%	0.90%	0.43%	20%
C	10.15	(0.03)	0.16	0.13	(0.01)	(0.15)	—	(0.16)	10.12	1.28	2,453	1.93	1.64	(0.31)	20
I	10.20	0.07	0.17	0.24	(0.08)	(0.15)	—	(0.23)	10.21	2.37	2,283	0.89	0.61	0.71	20
R3	10.17	0.01	0.16	0.17	(0.02)	(0.15)	—	(0.17)	10.17	1.69	2,082	1.58	1.25	0.07	20
R4	10.19	0.04	0.16	0.20	(0.05)	(0.15)	—	(0.20)	10.19	1.95	2,100	1.28	0.95	0.37	20
R5	10.20	0.07	0.16	0.23	(0.07)	(0.15)	—	(0.22)	10.21	2.32	2,119	0.98	0.65	0.67	20
Y	10.20	0.07	0.17	0.24	(0.08)	(0.15)	—	(0.23)	10.21	2.36	9,547	0.89	0.60	0.72	20
For the Year Ended October 31, 2014
A	$9.82	$0.05	$0.39	$0.44	$(0.07)	$—	$—	$(0.07)	$10.19	4.48%	$8,568	1.26%	0.86%	0.52%	27%
C	9.79	(0.02)	0.39	0.37	(0.01)	—	—	(0.01)	10.15	3.75	1,882	2.01	1.61	(0.22)	27
I	9.82	0.08	0.39	0.47	(0.09)	—	—	(0.09)	10.20	4.83	2,119	0.98	0.58	0.81	27
R3	9.80	0.02	0.39	0.41	(0.04)	—	—	(0.04)	10.17	4.17	2,048	1.68	1.23	0.17	27
R4	9.81	0.05	0.39	0.44	(0.06)	—	—	(0.06)	10.19	4.53	2,060	1.38	0.93	0.47	27
R5	9.82	0.08	0.39	0.47	(0.09)	—	—	(0.09)	10.20	4.79	2,072	1.08	0.63	0.77	27
Y	9.82	0.08	0.39	0.47	(0.09)	(0.00)	—	(0.09)	10.20	4.84	9,333	0.98	0.58	0.82	27
For the Year Ended October 31, 2013(20)
A(20)	$10.00	$0.05	$(0.18)	$(0.13)	$(0.05)	$—	$—	$(0.05)	$9.82	(1.29)%(14)	$6,849	1.28%(15)	0.81%(15)	0.52%(15)	83%(14)
C(20)	10.00	(0.02)	(0.18)	(0.20)	(0.01)	—	—	(0.01)	9.79	(1.99)(14)	2,239	2.03(15)	1.56(15)	(0.23)(15)	83(14)
I(20)	10.00	0.07	(0.18)	(0.11)	(0.07)	—	—	(0.07)	9.82	(1.14)(14)	2,036	1.03(15)	0.55(15)	0.76(15)	83(14)
R3(20)	10.00	0.01	(0.18)	(0.17)	(0.03)	—	—	(0.03)	9.80	(1.69)(14)	1,966	1.72(15)	1.20(15)	0.12(15)	83(14)
R4(20)	10.00	0.04	(0.18)	(0.14)	(0.05)	—	—	(0.05)	9.81	(1.43)(14)	1,972	1.42(15)	0.90(15)	0.41(15)	83(14)
R5(20)	10.00	0.07	(0.19)	(0.12)	(0.06)	—	—	(0.06)	9.82	(1.16)(14)	1,977	1.12(15)	0.60(15)	0.71(15)	83(14)
Y(20)	10.00	0.07	(0.18)	(0.11)	(0.07)	(0.00)	—	(0.07)	9.82	(1.13)(14)	8,902	1.02(15)	0.55(15)	0.76(15)	83(14)

Financial Highlights
The Hartford Short Duration Fund
	Selected Per-Share Data(1)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2016
A	$9.80	$0.17	$0.08	$0.25	$(0.17)	$—	$—	$(0.17)	$9.88	2.56%	$530,178	0.90%	0.86%(21)	1.69%	41%
B	9.85	0.16	0.10	0.26	(0.17)	—	—	(0.17)	9.94	2.66	2,393	1.04	0.86(21)	1.67	41
C	9.80	0.09	0.09	0.18	(0.10)	—	—	(0.10)	9.88	1.80	125,548	1.61	1.61(21)	0.94	41
I	9.82	0.19	0.09	0.28	(0.20)	—	—	(0.20)	9.90	2.86	189,645	0.57	0.57(21)	1.98	41
R3	9.78	0.14	0.08	0.22	(0.14)	—	—	(0.14)	9.86	2.26	1,167	1.24	1.16(21)	1.38	41
R4	9.79	0.17	0.08	0.25	(0.17)	—	—	(0.17)	9.87	2.56	661	0.94	0.86(21)	1.68	41
R5	9.78	0.20	0.08	0.28	(0.20)	—	—	(0.20)	9.86	2.87	209	0.63	0.56(21)	2.02	41
Y	9.78	0.20	0.08	0.28	(0.20)	—	—	(0.20)	9.86	2.92	45,768	0.51	0.51(21)	2.05	41
For the Year Ended October 31, 2015
A	$9.91	$0.15	$(0.07)	$0.08	$(0.16)	$(0.03)	$—	$(0.19)	$9.80	0.80%	$469,337	0.90%	0.85%	1.51%	31%
B	9.96	0.16	(0.08)	0.08	(0.16)	(0.03)	—	(0.19)	9.85	0.80	4,450	1.03	0.85	1.56	31
C	9.91	0.08	(0.07)	0.01	(0.09)	(0.03)	—	(0.12)	9.80	0.05	120,116	1.60	1.60	0.81	31
I	9.93	0.19	(0.08)	0.11	(0.19)	(0.03)	—	(0.22)	9.82	1.11	126,578	0.54	0.54	1.87	31
R3	9.88	0.12	(0.06)	0.06	(0.13)	(0.03)	—	(0.16)	9.78	0.60	1,084	1.23	1.15	1.26	31
R4	9.89	0.15	(0.06)	0.09	(0.16)	(0.03)	—	(0.19)	9.79	0.90	677	0.92	0.85	1.56	31
R5	9.89	0.18	(0.07)	0.11	(0.19)	(0.03)	—	(0.22)	9.78	1.10	111	0.62	0.55	1.86	31
Y	9.88	0.19	(0.06)	0.13	(0.20)	(0.03)	—	(0.23)	9.78	1.25	8,412	0.51	0.51	1.91	31
For the Year Ended October 31, 2014
A	$9.98	$0.15	$(0.03)	$0.12	$(0.15)	$(0.04)	$—	$(0.19)	$9.91	1.23%	$469,415	0.91%	0.85%	1.50%	50%
B	10.02	0.15	(0.02)	0.13	(0.15)	(0.04)	—	(0.19)	9.96	1.33	6,510	1.01	0.85	1.51	50
C	9.98	0.08	(0.03)	0.05	(0.08)	(0.04)	—	(0.12)	9.91	0.48	128,158	1.60	1.60	0.76	50
I	10.00	0.18	(0.03)	0.15	(0.18)	(0.04)	—	(0.22)	9.93	1.52	208,183	0.55	0.55	1.79	50
R3	9.96	0.12	(0.04)	0.08	(0.12)	(0.04)	—	(0.16)	9.88	0.84	879	1.23	1.15	1.20	50
R4	9.97	0.15	(0.04)	0.11	(0.15)	(0.04)	—	(0.19)	9.89	1.14	997	0.92	0.85	1.50	50
R5	9.96	0.18	(0.03)	0.15	(0.18)	(0.04)	—	(0.22)	9.89	1.54	109	0.61	0.55	1.80	50
Y	9.96	0.18	(0.03)	0.15	(0.19)	(0.04)	—	(0.23)	9.88	1.49	5,134	0.50	0.50	1.83	50

Financial Highlights
	Selected Per-Share Data(1)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2013
A	$10.05	$0.17	$(0.05)	$0.12	$(0.17)	$(0.02)	$—	$(0.19)	$9.98	1.20%	$451,357	0.88%	0.85%	1.66%	51%
B	10.05	0.17	(0.01)	0.16	(0.17)	(0.02)	—	(0.19)	10.02	1.60	9,589	0.99	0.85	1.67	51
C	10.05	0.09	(0.05)	0.04	(0.09)	(0.02)	—	(0.11)	9.98	0.44	133,623	1.60	1.60	0.93	51
I	10.07	0.20	(0.05)	0.15	(0.20)	(0.02)	—	(0.22)	10.00	1.48	105,812	0.57	0.57	1.96	51
R3	10.03	0.13	(0.04)	0.09	(0.14)	(0.02)	—	(0.16)	9.96	0.90	527	1.23	1.15	1.35	51
R4	10.04	0.17	(0.05)	0.12	(0.17)	(0.02)	—	(0.19)	9.97	1.20	928	0.92	0.85	1.69	51
R5	10.03	0.20	(0.05)	0.15	(0.20)	(0.02)	—	(0.22)	9.96	1.51	112	0.61	0.55	1.98	51
Y	10.03	0.20	(0.05)	0.15	(0.20)	(0.02)	—	(0.22)	9.96	1.55	3,002	0.51	0.51	2.03	51
For the Year Ended October 31, 2012
A	$9.83	$0.20	$0.23	$0.43	$(0.21)	$—	$—	$(0.21)	$10.05	4.37%	$279,952	0.86%	0.85%	2.03%	61%
B	9.82	0.20	0.24	0.44	(0.21)	—	—	(0.21)	10.05	4.48	7,959	0.97	0.85	2.04	61
C	9.83	0.13	0.22	0.35	(0.13)	—	—	(0.13)	10.05	3.60	136,515	1.60	1.60	1.28	61
I	9.84	0.23	0.23	0.46	(0.23)	—	—	(0.23)	10.07	4.75	117,449	0.58	0.58	2.30	61
R3	9.81	0.17	0.23	0.40	(0.18)	—	—	(0.18)	10.03	4.07	258	1.23	1.15	1.72	61
R4	9.81	0.20	0.24	0.44	(0.21)	—	—	(0.21)	10.04	4.48	783	0.93	0.85	2.02	61
R5	9.81	0.23	0.23	0.46	(0.24)	—	—	(0.24)	10.03	4.69	106	0.62	0.55	2.33	61
Y	9.80	0.23	0.24	0.47	(0.24)	—	—	(0.24)	10.03	4.84	4,967	0.50	0.50	2.34	61

Financial Highlights
The Hartford Strategic Income Fund
	Selected Per-Share Data(1)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2016
A	$8.53	$0.39	$0.19	$0.58	$(0.35)	$—	$—	$(0.35)	$8.76	7.02%	$120,051	1.05%	0.96%(22)	4.54%	55%
B	8.53	0.37	0.21	0.58	(0.33)	—	—	(0.33)	8.78	6.98	2,205	1.27	1.11(22)	4.37	55
C	8.55	0.32	0.20	0.52	(0.28)	—	—	(0.28)	8.79	6.27	74,607	1.75	1.71(22)	3.78	55
I	8.55	0.41	0.21	0.62	(0.38)	—	—	(0.38)	8.79	7.29	31,317	0.75	0.71(22)	4.79	55
R3	8.51	0.36	0.20	0.56	(0.32)	—	—	(0.32)	8.75	6.81	267	1.42	1.26(22)	4.23	55
R4	8.52	0.39	0.20	0.59	(0.35)	—	—	(0.35)	8.76	7.15	224	1.08	0.96(22)	4.55	55
R5	8.52	0.42	0.20	0.62	(0.38)	—	—	(0.38)	8.76	7.49	413	0.76	0.66(22)	4.87	55
R6	8.52	0.42	0.19	0.61	(0.38)	—	—	(0.38)	8.75	7.43	11	0.65	0.61(22)	4.88	55
Y	8.52	0.42	0.19	0.61	(0.38)	—	—	(0.38)	8.75	7.43	164,098	0.65	0.61(22)	4.89	55
For the Year Ended October 31, 2015
A	$9.30	$0.37	$(0.57)	$(0.20)	$(0.37)	$(0.20)	$—	$(0.57)	$8.53	(2.23)%	$123,510	1.03%	0.95%	4.23%	66%
B	9.30	0.32	(0.59)	(0.27)	(0.30)	(0.20)	—	(0.50)	8.53	(3.00)	4,019	1.85	1.70	3.60	66
C	9.32	0.32	(0.59)	(0.27)	(0.30)	(0.20)	—	(0.50)	8.55	(2.97)	86,887	1.74	1.70	3.61	66
I	9.33	0.41	(0.60)	(0.19)	(0.39)	(0.20)	—	(0.59)	8.55	(1.97)	29,189	0.73	0.70	4.61	66
R3	9.29	0.35	(0.59)	(0.24)	(0.34)	(0.20)	—	(0.54)	8.51	(2.64)	314	1.41	1.25	4.04	66
R4	9.30	0.38	(0.59)	(0.21)	(0.37)	(0.20)	—	(0.57)	8.52	(2.34)	175	1.08	0.95	4.37	66
R5	9.30	0.41	(0.60)	(0.19)	(0.39)	(0.20)	—	(0.59)	8.52	(2.05)	306	0.75	0.65	4.70	66
R6(23)	9.27	0.41	(0.56)	(0.15)	(0.40)	(0.20)	—	(0.60)	8.52	(1.66)(14)	10	0.69(15)	0.59(15)	4.78(15)	66
Y	9.30	0.41	(0.59)	(0.18)	(0.40)	(0.20)	—	(0.60)	8.52	(1.99)	111,277	0.64	0.60	4.70	66
For the Year Ended October 31, 2014
A	$9.21	$0.36	$0.10	$0.46	$(0.37)	$—	$—	$(0.37)	$9.30	5.06%	$144,172	1.01%	0.95%	3.82%	71%
B	9.21	0.29	0.10	0.39	(0.30)	—	—	(0.30)	9.30	4.25	6,367	1.82	1.70	3.10	71
C	9.23	0.29	0.10	0.39	(0.30)	—	—	(0.30)	9.32	4.26	109,960	1.72	1.69	3.08	71
I	9.24	0.38	0.10	0.48	(0.39)	—	—	(0.39)	9.33	5.32	48,809	0.71	0.68	4.09	71
R3	9.21	0.33	0.09	0.42	(0.34)	—	—	(0.34)	9.29	4.64	213	1.40	1.25	3.54	71
R4	9.21	0.36	0.10	0.46	(0.37)	—	—	(0.37)	9.30	5.06	131	1.05	0.95	3.83	71
R5	9.21	0.38	0.11	0.49	(0.40)	—	—	(0.40)	9.30	5.38	120	0.73	0.65	4.10	71
Y	9.20	0.39	0.11	0.50	(0.40)	—	—	(0.40)	9.30	5.55	113,356	0.63	0.60	4.25	71

Financial Highlights
	Selected Per-Share Data(1)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2013
A	$9.70	$0.36	$(0.21)	$0.15	$(0.36)	$(0.28)	$—	$(0.64)	$9.21	1.67%	$160,916	0.99%	0.95%	3.93%	55%
B	9.70	0.29	(0.21)	0.08	(0.29)	(0.28)	—	(0.57)	9.21	0.91	9,233	1.79	1.70	3.09	55
C	9.72	0.29	(0.21)	0.08	(0.29)	(0.28)	—	(0.57)	9.23	0.90	129,507	1.69	1.68	3.07	55
I	9.73	0.37	(0.19)	0.18	(0.39)	(0.28)	—	(0.67)	9.24	1.93	50,963	0.70	0.69	4.00	55
R3	9.70	0.35	(0.22)	0.13	(0.34)	(0.28)	—	(0.62)	9.21	1.40	242	1.39	1.25	3.74	55
R4	9.70	0.36	(0.21)	0.15	(0.36)	(0.28)	—	(0.64)	9.21	1.68	143	1.03	0.95	3.91	55
R5	9.70	0.39	(0.21)	0.18	(0.39)	(0.28)	—	(0.67)	9.21	1.98	114	0.71	0.65	4.20	55
Y	9.69	0.40	(0.21)	0.19	(0.40)	(0.28)	—	(0.68)	9.20	2.04	214,550	0.61	0.60	4.30	55
For the Year Ended October 31, 2012
A	$9.20	$0.37	$0.51	$0.88	$(0.35)	$(0.03)	$—	$(0.38)	$9.70	9.80%	$219,909	0.98%	0.96%	3.90%	121%
B	9.20	0.30	0.51	0.81	(0.28)	(0.03)	—	(0.31)	9.70	8.96	12,461	1.78	1.72	3.17	121
C	9.21	0.30	0.52	0.82	(0.28)	(0.03)	—	(0.31)	9.72	9.11	209,271	1.69	1.69	3.17	121
I	9.22	0.39	0.53	0.92	(0.38)	(0.03)	—	(0.41)	9.73	10.18	104,759	0.70	0.70	4.11	121
R3	9.20	0.33	0.52	0.85	(0.32)	(0.03)	—	(0.35)	9.70	9.47	141	1.34	1.27	3.56	121
R4	9.20	0.36	0.52	0.88	(0.35)	(0.03)	—	(0.38)	9.70	9.79	132	1.02	0.97	3.88	121
R5	9.20	0.39	0.52	0.91	(0.38)	(0.03)	—	(0.41)	9.70	10.12	112	0.71	0.67	4.20	121
Y	9.20	0.36	0.54	0.90	(0.38)	(0.03)	—	(0.41)	9.69	10.08	171,127	0.60	0.60	3.82	121

Financial Highlights
The Hartford Total Return Bond Fund
	Selected Per-Share Data(1)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2016
A	$10.28	$0.28	$0.22	$0.50	$(0.25)	$(0.02)	$(0.03)	$(0.30)	$10.48	4.77%	$782,964	0.87%	0.87%(24)	2.68%	41%
B	10.20	0.20	0.21	0.41	(0.18)	(0.02)	(0.02)	(0.22)	10.39	4.09	4,406	1.89	1.63(24)	1.92	41
C	10.30	0.20	0.22	0.42	(0.18)	(0.02)	(0.02)	(0.22)	10.50	4.10	73,841	1.60	1.60(24)	1.95	41
I	10.30	0.30	0.22	0.52	(0.28)	(0.02)	(0.03)	(0.33)	10.49	5.08	115,889	0.61	0.61(24)	2.86	41
R3	10.48	0.25	0.22	0.47	(0.23)	(0.02)	(0.02)	(0.27)	10.68	4.51	5,943	1.18	1.18(24)	2.37	41
R4	10.46	0.28	0.22	0.50	(0.25)	(0.02)	(0.03)	(0.30)	10.66	4.85	15,348	0.86	0.86(24)	2.69	41
R5	10.46	0.32	0.20	0.52	(0.28)	(0.02)	(0.03)	(0.33)	10.65	5.16	1,473	0.56	0.56(24)	3.00	41
R6	10.45	0.32	0.21	0.53	(0.29)	(0.02)	(0.03)	(0.34)	10.64	5.15	11	0.45	0.45(24)	3.07	41
Y	10.45	0.33	0.21	0.54	(0.29)	(0.02)	(0.03)	(0.34)	10.65	5.27	1,031,478	0.45	0.45(24)	3.10	41
For the Year Ended October 31, 2015
A	$10.71	$0.23	$(0.21)	$0.02	$(0.22)	$(0.23)	$—	$(0.45)	$10.28	0.35%	$672,638	0.87%	0.87%	2.20%	57%
B	10.63	0.15	(0.20)	(0.05)	(0.15)	(0.23)	—	(0.38)	10.20	(0.50)	10,528	1.86	1.62	1.43	57
C	10.72	0.16	(0.20)	(0.04)	(0.15)	(0.23)	—	(0.38)	10.30	(0.38)	67,147	1.59	1.59	1.50	57
I	10.72	0.27	(0.20)	0.07	(0.26)	(0.23)	—	(0.49)	10.30	0.67	23,201	0.56	0.56	2.60	57
R3	10.90	0.21	(0.21)	—	(0.19)	(0.23)	—	(0.42)	10.48	0.07	6,198	1.16	1.16	1.93	57
R4	10.88	0.24	(0.20)	0.04	(0.23)	(0.23)	—	(0.46)	10.46	0.39	15,610	0.84	0.84	2.25	57
R5	10.88	0.27	(0.20)	0.07	(0.26)	(0.23)	—	(0.49)	10.46	0.68	1,423	0.55	0.55	2.57	57
R6(23)	10.87	0.27	(0.20)	0.07	(0.26)	(0.23)	—	(0.49)	10.45	0.65(14)	10	0.50(15)	0.50(15)	2.61(15)	57
Y	10.87	0.28	(0.20)	0.08	(0.27)	(0.23)	—	(0.50)	10.45	0.79	1,103,177	0.44	0.44	2.67	57
For the Year Ended October 31, 2014
A	$10.48	$0.24	$0.22	$0.46	$(0.23)	$—	$—	$(0.23)	$10.71	4.46%	$602,306	1.00%	0.91%	2.26%	84%
B	10.40	0.16	0.22	0.38	(0.15)	—	—	(0.15)	10.63	3.72	19,329	1.93	1.65	1.52	84
C	10.49	0.16	0.22	0.38	(0.15)	—	—	(0.15)	10.72	3.68	70,539	1.72	1.65	1.51	84
I	10.49	0.27	0.22	0.49	(0.26)	—	—	(0.26)	10.72	4.75	11,737	0.67	0.62	2.51	84
R3	10.66	0.21	0.23	0.44	(0.20)	—	—	(0.20)	10.90	4.16	6,868	1.28	1.21	1.96	84
R4	10.64	0.24	0.23	0.47	(0.23)	—	—	(0.23)	10.88	4.48	16,342	0.96	0.90	2.26	84
R5	10.64	0.27	0.24	0.51	(0.27)	—	—	(0.27)	10.88	4.79	978	0.67	0.60	2.55	84
Y	10.63	0.29	0.22	0.51	(0.27)	—	—	(0.27)	10.87	4.89	1,003,275	0.56	0.51	2.66	84

Financial Highlights
	Selected Per-Share Data(1)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2013
A	$11.16	$0.23	$(0.32)	$(0.09)	$(0.26)	$(0.33)	$—	$(0.59)	$10.48	(0.83)%	$586,762	0.99%	0.95%	2.15%	106%
B	11.08	0.15	(0.32)	(0.17)	(0.18)	(0.33)	—	(0.51)	10.40	(1.58)	31,258	1.88	1.70	1.39	106
C	11.18	0.15	(0.33)	(0.18)	(0.18)	(0.33)	—	(0.51)	10.49	(1.66)	78,034	1.70	1.70	1.40	106
I	11.17	0.26	(0.32)	(0.06)	(0.29)	(0.33)	—	(0.62)	10.49	(0.55)	6,771	0.68	0.68	2.42	106
R3	11.35	0.20	(0.33)	(0.13)	(0.23)	(0.33)	—	(0.56)	10.66	(1.21)	7,655	1.28	1.25	1.85	106
R4	11.33	0.23	(0.33)	(0.10)	(0.26)	(0.33)	—	(0.59)	10.64	(0.92)	15,725	0.96	0.95	2.15	106
R5	11.33	0.26	(0.33)	(0.07)	(0.29)	(0.33)	—	(0.62)	10.64	(0.61)	664	0.67	0.65	2.44	106
Y	11.32	0.28	(0.34)	(0.06)	(0.30)	(0.33)	—	(0.63)	10.63	(0.52)	883,706	0.55	0.55	2.55	106
For the Year Ended October 31, 2012(7)
A	$10.76	$0.29	$0.50	$0.79	$(0.34)	$(0.05)	$—	$(0.39)	$11.16	7.50%	$696,383	0.98%	0.89%	2.64%	77%
B	10.69	0.20	0.50	0.70	(0.26)	(0.05)	—	(0.31)	11.08	6.66	47,026	1.85	1.64	1.90	77
C	10.78	0.21	0.50	0.71	(0.26)	(0.05)	—	(0.31)	11.18	6.70	105,330	1.69	1.63	1.90	77
I	10.77	0.31	0.51	0.82	(0.37)	(0.05)	—	(0.42)	11.17	7.78	11,177	0.68	0.62	2.92	77
R3	10.94	0.26	0.51	0.77	(0.31)	(0.05)	—	(0.36)	11.35	7.14	9,944	1.27	1.19	2.35	77
R4	10.92	0.29	0.51	0.80	(0.34)	(0.05)	—	(0.39)	11.33	7.47	21,940	0.95	0.89	2.65	77
R5	10.92	0.32	0.51	0.83	(0.37)	(0.05)	—	(0.42)	11.33	7.79	1,018	0.66	0.59	2.94	77
Y	10.91	0.33	0.51	0.84	(0.38)	(0.05)	—	(0.43)	11.32	7.91	952,621	0.55	0.49	3.04	77

Financial Highlights
The Hartford Unconstrained Bond Fund
	Selected Per-Share Data(1)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2016
A	$9.65	$0.37	$(0.13)	$0.24	$(0.31)	$—	$(0.02)	$(0.33)	$9.56	2.62%	$47,433	1.28%	1.01%(25)	3.88%	38%
B	9.64	0.30	(0.12)	0.18	(0.24)	—	(0.02)	(0.26)	9.56	1.85	595	2.20	1.76(25)	3.12	38
C	9.67	0.30	(0.13)	0.17	(0.24)	—	(0.02)	(0.26)	9.58	1.86	10,652	1.96	1.76(25)	3.12	38
I	9.65	0.39	(0.11)	0.28	(0.34)	—	(0.02)	(0.36)	9.57	2.98	5,477	0.94	0.76(25)	4.16	38
R3	9.63	0.34	(0.11)	0.23	(0.29)	—	(0.02)	(0.31)	9.55	2.31	228	1.54	1.31(25)	3.61	38
R4	9.64	0.37	(0.13)	0.24	(0.31)	—	(0.02)	(0.33)	9.55	2.62	560	1.23	1.01(25)	3.87	38
R5	9.63	0.39	(0.11)	0.28	(0.34)	—	(0.02)	(0.36)	9.55	2.92	116	0.93	0.71(25)	4.18	38
Y	9.62	0.39	(0.12)	0.27	(0.34)	—	(0.02)	(0.36)	9.53	2.92	21,266	0.82	0.71(25)	4.18	38
For the Year Ended October 31, 2015
A	$10.07	$0.31	$(0.44)	$(0.13)	$(0.28)	$—	$(0.01)	$(0.29)	$9.65	(1.29)%	$56,678	1.17%	0.99%	3.14%	67%
B	10.06	0.23	(0.43)	(0.20)	(0.22)	—	(0.00)(10)	(0.22)	9.64	(1.93)	1,169	2.11	1.74	2.35	67
C	10.09	0.24	(0.44)	(0.20)	(0.22)	—	(0.00)(10)	(0.22)	9.67	(2.02)	12,517	1.86	1.74	2.42	67
I	10.07	0.34	(0.44)	(0.10)	(0.31)	—	(0.01)	(0.32)	9.65	(1.04)	4,075	0.81	0.74	3.42	67
R3	10.05	0.28	(0.44)	(0.16)	(0.26)	—	(0.00)(10)	(0.26)	9.63	(1.49)	144	1.45	1.29	2.86	67
R4	10.05	0.32	(0.44)	(0.12)	(0.28)	—	(0.01)	(0.29)	9.64	(1.20)	454	1.14	0.99	3.20	67
R5	10.05	0.34	(0.44)	(0.10)	(0.31)	—	(0.01)	(0.32)	9.63	(0.90)	112	0.83	0.69	3.49	67
Y	10.04	0.34	(0.44)	(0.10)	(0.31)	—	(0.01)	(0.32)	9.62	(1.01)	19,916	0.73	0.69	3.50	67
For the Year Ended October 31, 2014
A	$10.06	$0.29	$0.02	$0.31	$(0.26)	$—	$(0.04)	$(0.30)	$10.07	3.16%	$70,192	1.17%	0.99%	2.86%	62%
B	10.06	0.21	0.02	0.23	(0.20)	—	(0.03)	(0.23)	10.06	2.30	1,974	2.08	1.74	2.12	62
C	10.09	0.21	0.02	0.23	(0.20)	—	(0.03)	(0.23)	10.09	2.29	15,869	1.86	1.74	2.11	62
I	10.07	0.31	0.02	0.33	(0.28)	—	(0.05)	(0.33)	10.07	3.32	5,311	0.77	0.73	3.10	62
R3	10.05	0.26	0.02	0.28	(0.24)	—	(0.04)	(0.28)	10.05	2.76	193	1.46	1.29	2.56	62
R4	10.05	0.29	0.02	0.31	(0.27)	—	(0.04)	(0.31)	10.05	3.07	161	1.15	0.99	2.85	62
R5	10.05	0.32	0.02	0.34	(0.29)	—	(0.05)	(0.34)	10.05	3.37	113	0.85	0.69	3.17	62
Y	10.03	0.32	0.02	0.34	(0.28)	—	(0.05)	(0.33)	10.04	3.48	19,584	0.73	0.69	3.16	62

Financial Highlights
	Selected Per-Share Data(1)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2013
A	$10.51	$0.25	$(0.41)	$(0.16)	$(0.29)	$—	$—	$(0.29)	$10.06	(1.54)%	$85,062	1.13%	0.99%	2.43%	69%
B	10.51	0.17	(0.41)	(0.24)	(0.21)	—	—	(0.21)	10.06	(2.28)	3,234	2.01	1.74	1.68	69
C	10.53	0.17	(0.40)	(0.23)	(0.21)	—	—	(0.21)	10.09	(2.18)	18,711	1.82	1.74	1.67	69
I	10.51	0.28	(0.40)	(0.12)	(0.32)	—	—	(0.32)	10.07	(1.19)	1,602	0.76	0.74	2.69	69
R3	10.50	0.22	(0.41)	(0.19)	(0.26)	—	—	(0.26)	10.05	(1.83)	179	1.44	1.29	2.17	69
R4	10.50	0.25	(0.41)	(0.16)	(0.29)	—	—	(0.29)	10.05	(1.54)	130	1.11	0.99	2.46	69
R5	10.50	0.28	(0.41)	(0.13)	(0.32)	—	—	(0.32)	10.05	(1.24)	149	0.82	0.69	2.75	69
Y	10.48	0.29	(0.42)	(0.13)	(0.32)	—	—	(0.32)	10.03	(1.24)	17,992	0.71	0.69	2.85	69
For the Year Ended October 31, 2012
A	$10.06	$0.37	$0.47	$0.84	$(0.39)	$—	$—	$(0.39)	$10.51	8.47%	$120,395	1.09%	0.77%	3.59%	134%
B	10.05	0.30	0.47	0.77	(0.31)	—	—	(0.31)	10.51	7.77	5,187	1.96	1.53	2.92	134
C	10.07	0.29	0.48	0.77	(0.31)	—	—	(0.31)	10.53	7.76	29,736	1.79	1.52	2.83	134
I(26)	10.30	0.13	0.21	0.34	(0.13)	—	—	(0.13)	10.51	3.35(14)	1,132	0.83(15)	0.62(15)	2.93(15)	134
R3	10.04	0.33	0.49	0.82	(0.36)	—	—	(0.36)	10.50	8.27	141	1.40	1.06	3.20	134
R4	10.04	0.37	0.48	0.85	(0.39)	—	—	(0.39)	10.50	8.60	111	1.07	0.77	3.57	134
R5	10.04	0.40	0.48	0.88	(0.42)	—	—	(0.42)	10.50	8.92	111	0.77	0.47	3.87	134
Y	10.04	0.48	0.38	0.86	(0.42)	—	—	(0.42)	10.48	8.73	115	0.72	0.69	4.70	134

Financial Highlights
The Hartford World Bond Fund
	Selected Per-Share Data(1)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2016
A	$10.47	$0.11	$0.07	$0.18	$—	$(0.26)	$(0.03)	$(0.29)	$10.36	1.78%	$481,126	1.13%	1.07%(27)	1.12%	122%
C	10.46	0.04	0.06	0.10	—	(0.26)	(0.01)	(0.27)	10.29	0.95	155,828	1.79	1.79(27)	0.40	122
I	10.49	0.14	0.06	0.20	—	(0.26)	(0.04)	(0.30)	10.39	1.91	2,407,302	0.81	0.81(27)	1.39	122
R3	10.48	0.09	0.06	0.15	—	(0.26)	(0.02)	(0.28)	10.35	1.48	1,882	1.41	1.37(27)	0.85	122
R4	10.48	0.11	0.07	0.18	—	(0.26)	(0.03)	(0.29)	10.37	1.79	1,228	1.10	1.07(27)	1.11	122
R5	10.48	0.15	0.06	0.21	—	(0.26)	(0.05)	(0.31)	10.38	2.02	1,137	0.83	0.77(27)	1.46	122
R6	10.49	0.16	0.06	0.22	—	(0.26)	(0.05)	(0.31)	10.40	2.14	790	0.74	0.72(27)	1.52	122
Y	10.49	0.15	0.07	0.22	—	(0.26)	(0.05)	(0.31)	10.40	2.15	568,934	0.69	0.69(27)	1.50	122
For the Year Ended October 31, 2015
A	$10.76	$0.09	$—	$0.09	$(0.38)	$—	$—	$(0.38)	$10.47	0.82%	$624,111	1.08%	1.05%	0.84%	99%
C	10.74	0.01	0.01(28)	0.02	(0.30)	—	—	(0.30)	10.46	0.17	175,560	1.77	1.77	0.13	99
I	10.77	0.12	—	0.12	(0.40)	—	—	(0.40)	10.49	1.16	2,283,590	0.77	0.77	1.13	99
R3	10.77	0.06	(0.01)	0.05	(0.34)	—	—	(0.34)	10.48	0.48	810	1.39	1.35	0.55	99
R4	10.78	0.10	(0.02)	0.08	(0.38)	—	—	(0.38)	10.48	0.71	4,850	1.08	1.05	0.98	99
R5	10.76	0.12	—	0.12	(0.40)	—	—	(0.40)	10.48	1.19	297	0.83	0.75	1.17	99
R6	10.78	0.14	(0.02)	0.12	(0.41)	—	—	(0.41)	10.49	1.18(14)	188	0.74(15)	0.70(15)	1.32(15)	99
Y	10.77	0.13	—	0.13	(0.41)	—	—	(0.41)	10.49	1.27	634,789	0.67	0.67	1.24	99
For the Year Ended October 31, 2014
A	$10.63	$0.12	$0.17	$0.29	$(0.13)	$(0.03)	$—	$(0.16)	$10.76	2.74%	$422,689	1.02%	0.99%	1.15%	140%
C	10.61	0.04	0.17	0.21	(0.05)	(0.03)	—	(0.08)	10.74	2.00	179,147	1.76	1.73	0.41	140
I	10.64	0.15	0.17	0.32	(0.16)	(0.03)	—	(0.19)	10.77	3.03	1,966,455	0.76	0.74	1.40	140
R3	10.64	0.09	0.17	0.26	(0.10)	(0.03)	—	(0.13)	10.77	2.42	759	1.39	1.32	0.82	140
R4	10.64	0.12	0.18	0.30	(0.13)	(0.03)	—	(0.16)	10.78	2.80	725	1.07	1.02	1.12	140
R5	10.63	0.15	0.17	0.32	(0.16)	(0.03)	—	(0.19)	10.76	3.03	226	0.79	0.70	1.42	140
Y	10.64	0.16	0.17	0.33	(0.17)	(0.03)	—	(0.20)	10.77	3.11	517,167	0.67	0.64	1.50	140

Financial Highlights
	Selected Per-Share Data(1)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2013
A	$10.77	$0.10	$0.06	$0.16	$(0.18)	$(0.12)	$—	$(0.30)	$10.63	1.47%	$481,684	1.03%	0.93%	0.95%	129%
C	10.76	0.02	0.05	0.07	(0.10)	(0.12)	—	(0.22)	10.61	0.67	177,802	1.77	1.67	0.21	129
I	10.78	0.13	0.05	0.18	(0.20)	(0.12)	—	(0.32)	10.64	1.71	891,048	0.79	0.69	1.19	129
R3	10.78	0.06	0.05	0.11	(0.13)	(0.12)	—	(0.25)	10.64	1.03	519	1.40	1.25	0.60	129
R4	10.78	0.10	0.05	0.15	(0.17)	(0.12)	—	(0.29)	10.64	1.40	976	1.08	0.95	0.92	129
R5	10.77	0.13	0.06	0.19	(0.21)	(0.12)	—	(0.33)	10.63	1.73	372	0.79	0.65	1.18	129
Y	10.78	0.14	0.05	0.19	(0.21)	(0.12)	—	(0.33)	10.64	1.81	340,669	0.68	0.58	1.30	129
For the Year Ended October 31, 2012
A	$10.32	$0.10	$0.59	$0.69	$(0.20)	$(0.04)	$—	$(0.24)	$10.77	6.79%	$250,916	1.11%	0.95%	0.95%	191%
C	10.31	0.02	0.60	0.62	(0.13)	(0.04)	—	(0.17)	10.76	6.12	97,235	1.83	1.67	0.19	191
I	10.32	0.12	0.60	0.72	(0.22)	(0.04)	—	(0.26)	10.78	7.11	421,508	0.86	0.70	1.14	191
R3	10.32	0.09	0.57	0.66	(0.16)	(0.04)	—	(0.20)	10.78	6.51	1,297	1.51	1.25	0.85	191
R4	10.32	0.12	0.57	0.69	(0.19)	(0.04)	—	(0.23)	10.78	6.82	1,345	1.21	0.95	1.15	191
R5	10.32	0.15	0.56	0.71	(0.22)	(0.04)	—	(0.26)	10.77	7.03	1,276	0.91	0.65	1.45	191
Y	10.32	0.12	0.61	0.73	(0.23)	(0.04)	—	(0.27)	10.78	7.18	197,637	0.73	0.57	1.12	191

Financial Highlights
Financial Highlights Footnotes
(1)
Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)
Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly.

(4)
Ratios do not include expenses of the Underlying Funds and/or other investment companies, if applicable.

(5)
Excluding the expenses not subject to cap, the ratios would have been 1.25%, 2.00%, 1.00%, 1.55%, 1.25%, 0.95% and 0.90% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(6)
Excluding the expenses not subject to cap, the ratios would have been 1.00%, 1.75%, 1.73%, 0.73%, 1.25%, 1.00%, 0.70% and 0.65% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(7)
Net investment income (loss) per share amounts have been calculated using the Securities and Exchange Commission method.

(8)
Excluding the expenses not subject to cap, the ratios would have been 1.05%, 1.80%, 0.80%, 1.35%, 1.05%, 0.75% and 0.75% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(9)
Excluding the expenses not subject to cap, the ratios would have been 1.05%, 1.80%, 1.80%, 0.80%, 1.35%, 1.05%, 0.75% and 0.70% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(10)
Included in this amount are tax distributions from capital of less than ($0.01).

(11)
Excluding the expenses not subject to cap, the ratios would have been 0.85%, 1.60%, 1.60%, 0.60%, 1.20%, 0.90%, 0.60% and 0.55% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(12)
Excluding the expenses not subject to cap, the ratios would have been 0.69%, 1.44% and 0.44% for Class A, Class C and Class I, respectively.

(13)
Commenced operations on May 29, 2015.

(14)
Not annualized.

(15)
Annualized.

(16)
Excluding the expenses not subject to cap, the ratios would have been 0.69%, 1.44%, 1.44% and 0.44% for Class A, Class B, Class C and Class I, respectively.

(17)
Excluding the expenses not subject to cap, the ratios would have been 0.69%, 1.44%, 1.44%, 0.44% and 0.44% for Class A, Class B, Class C, Class I and Class Y, respectively.

(18)
Excluding the expenses not subject to cap, the ratios would have been 0.69%, 1.44% and 0.44%, for Class A, Class C and Class I, respectively.

(19)
Excluding the expenses not subject to cap, the ratios would have been 0.95%, 1.70%, 0.70%, 1.25%, 0.95%, 0.65% and 0.60% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(20)
Commenced operations on November 30, 2012.

(21)
Excluding the expenses not subject to cap, the ratios would have been 0.85%, 0.85%, 1.60%, 0.56%, 1.15%, 0.85%, 0.55% and 0.50% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(22)
Excluding the expenses not subject to cap, the ratios would have been 0.95%, 1.10%, 1.70%, 0.70%, 1.25%, 0.95%, 0.65%, 0.60% and 0.60% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(23)
Commenced operations on November 7, 2014.

(24)
Excluding the expenses not subject to cap, the ratios would have been 0.86%, 1.62%, 1.59%, 0.60%, 1.17%, 0.85%, 0.55%, 0.44% and 0.44% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(25)
Excluding the expenses not subject to cap, the ratios would have been 0.99%, 1.74%, 1.74%, 0.74%, 1.29%, 0.99%, 0.69% and 0.69% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(26)
Commenced operations on May 25, 2012.

Financial Highlights
(27)
Excluding the expenses not subject to cap, the ratios would have been 1.05%, 1.77%, 0.79%, 1.35%, 1.05%, 0.75%, 0.70% and 0.67% for Class A, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

(28)
Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

For More Information
Two documents are available that offer further information on the Funds:
Annual/Semi-Annual Report To Shareholders
Additional information about each Fund is contained in the financial statements and portfolio holdings in that Fund’s annual and semi-annual reports. In each Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year (or period as the case may be), as well as the independent registered public accounting firm’s report.
Statement of Additional Information (SAI)
The SAI contains more detailed information on the Funds. A current SAI and annual report have been filed with the SEC and the SAI is incorporated by reference into (which means it is legally a part of) this prospectus.
The Funds make available this prospectus, the SAI and annual/semi-annual reports free of charge, on the Funds’ web site at www.hartfordfunds.com.
To request a free copy of the current annual/semi-annual report, if available, for the Funds and/or the SAI or for shareholder inquiries or other information about the Funds, please contact the Funds at:
By Mail:
Hartford Funds P.O. Box 55022 Boston, MA 02205-5022	(For overnight mail) Hartford Funds 30 Dan Road, Suite 55022 Canton, MA 02021-2809
By Phone:
1-888-843-7824
On The Internet:
hartfordfunds.com
Or you may view or obtain these documents from the SEC:
In Person:
At the SEC Public Reference Room in Washington, DC. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.
By Mail:
Public Reference Section Securities and Exchange Commission Washington, DC 20549-1520
Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.
On the Internet or by E-Mail:
Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov
E-Mail: publicinfo@sec.gov
Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

Investing In Mutual Funds:
Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm. To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-int.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.
Net Asset Value
Each Fund’s net asset value is available on a daily basis on the Funds’ web site at www.hartfordfunds.com.
SEC File Numbers
The Hartford Mutual Funds, Inc. 811-07589
The Hartford Mutual Funds II, Inc. 811-00558
MFPRO-FI17
March 1, 2017

Appendix A
Intermediary-Specific Sales Charge Waivers and Discounts
The availability of certain initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Financial intermediaries may have different policies and procedures regarding the availability of these waivers and discounts. For waivers or discounts not available through a particular intermediary, investors will have to purchase shares directly from the Funds or through another intermediary to receive such waivers or discounts to the extent such a waiver or discount is available. These waivers or discounts, which may vary from those disclosed elsewhere in the statutory prospectus or SAI, are subject to change and this Appendix will be updated based on information provided by the financial intermediaries. Neither the Funds, Hartford Funds Management Company, LLC, nor Hartford Funds Distributors, LLC supervises the implementation of these waivers or discounts or verifies the intermediaries’ administration of these waivers or discounts. In all instances, it is the purchaser’s responsibility to notify the financial intermediary of any facts that may qualify the purchaser for sales charge waivers or discounts. Please contact your financial intermediary for more information.
This Appendix A does not currently contain descriptions of any intermediary-specific sales charge waivers or discounts.
A-1

Hartford Schroders Funds
Prospectus
March 1, 2017
	Class A	Class T	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F
Hartford Schroders Emerging Markets Debt and Currency Fund	SARVX	HFWLX	HFWCX	SARNX	—	—	—	HFWYX	HFWFX
Hartford Schroders Tax-Aware Bond Fund	STWVX	HFKLX	HFKCX	STWTX	—	—	—	HFKYX	HFKFX
Hartford Schroders Emerging Markets Equity Fund	SEMVX	HHHLX	HHHCX	SEMNX	HHHRX	HHHSX	HHHTX	HHHYX	HHHFX
Hartford Schroders Emerging Markets Multi-Sector Bond Fund	SMSVX	HFZLX	HFZCX	SMSNX	HFZRX	HFZSX	HFZTX	HFZYX	HFZFX
Hartford Schroders Income Builder Fund	SGMVX	HBBLX	HBBCX	SGMNX	HBBRX	HBBSX	HBBTX	HBBYX	HBBFX
Hartford Schroders Global Strategic Bond Fund	SGBVX	HSBLX	HSBCX	SGBNX	HSBRX	HSBSX	HSBTX	HSBYX	HSBFX
Hartford Schroders International Stock Fund	SCVEX	HSWLX	HSWCX	SCIEX	HSWRX	HSWSX	HSWTX	HSWYX	HSWFX
Hartford Schroders International Multi-Cap Value Fund	SIDVX	HFYLX	HFYCX	SIDNX	HFYRX	HFYSX	HFYTX	HFYYX	HFYFX
Hartford Schroders US Small Cap Opportunities Fund	SCUVX	HOOLX	HOOCX	SCUIX	HOORX	HOOSX	HOOTX	HOOYX	HOOFX
Hartford Schroders US Small/Mid Cap Opportunities Fund	SMDVX	HFDLX	HFDCX	SMDIX	HFDRX	HFDSX	HFDTX	HFDYX	HFDFX
As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the Funds, be sure to read all risk disclosures carefully before investing.
HARTFORD FUNDS P.O. BOX 55022 BOSTON, MA 02205-5022

Hartford Schroders Emerging Markets Debt and Currency Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks to generate positive total returns over the long term regardless of market conditions.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” section beginning on page 101 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 80 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	C	I	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	2.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	1.00%	None	None	None
Annual Fund Operating Expenses(2) (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	C	I	Y	F
Management fees	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	None	None	None
Other expenses	0.29%	0.29%	0.29%	0.23%	0.17%	0.12%
Total annual fund operating expenses	1.49%	1.49%	2.24%	1.18%	1.12%	1.07%
Fee waiver and/or expense reimbursement(3)	0.09%	0.09%	0.09%	0.03%	0.07%	0.07%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	1.40%	1.40%	2.15%	1.15%	1.05%	1.00%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
Fees and expenses have been restated to reflect estimated amounts for the current fiscal year.

(3)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.40% (Class A), 1.40% (Class T), 2.15% (Class C), 1.15% (Class I), 1.05% (Class Y) and 1.00% (Class F). This contractual arrangement will remain in effect until October 24, 2018 and shall renew automatically for one-year terms thereafter unless the Investment Manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc. In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, C, I and Y shares. This contractual arrangement will remain in effect until February 28, 2018 and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

3

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$586	$891	$1,218	$2,142
T	$389	$701	$1,035	$1,977
C	$318	$692	$1,192	$2,568
I	$120	$375	$649	$1,432
Y	$107	$349	$610	$1,357
F	$102	$333	$583	$1,299
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$586	$891	$1,218	$2,142
T	$389	$701	$1,035	$1,977
C	$218	$692	$1,192	$2,568
I	$120	$375	$649	$1,432
Y	$107	$349	$610	$1,357
F	$102	$333	$583	$1,299
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 163% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to generate positive total returns over the long term regardless of market conditions. The Fund seeks to achieve this objective by investing principally in emerging market debt (“EMD”) securities and in currencies of countries anywhere in the world (including the U.S. dollar) and other investments providing exposures to those markets and currencies. EMD securities include debt securities issued by emerging market country sovereign issuers; debt securities issued by government agencies and instrumentalities and regional and local governmental issuers in emerging market countries; and debt securities of companies organized in emerging market countries or that the Fund’s sub-advisers, Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.,” together with SIMNA, the “Sub-Advisers”), determine to have at least 50% of their assets in one or more emerging market countries or to derive at least 50% of their revenues or profits from one or more emerging market countries. EMD securities may be denominated in local emerging market currencies or in non-emerging market currencies, including the U.S. dollar. The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by the Sub-Advisers to be of comparable quality (so-called “junk bonds”). The Fund will seek to achieve a positive total return in all market conditions and will not seek to outperform a specific securities benchmark. The Fund may invest in securities of any maturity or duration.
The Fund may enter into a variety of derivatives transactions. The Fund may buy or sell interest rate derivatives, such as currency futures contracts, interest rate swaps and forward contracts, to hedge against interest rate risk, to adjust the duration of the Fund’s portfolio, or generally in an attempt to increase the Fund’s return. The Fund may also enter into currency futures contracts, forward contracts, options, and swaps for hedging purposes or in connection with the settlement of portfolio transactions.
In seeking to identify investments for the Fund, the Sub-Advisers perform fundamental research on global and regional market conditions, specific countries, and specific issuers. Based on this analysis, the Sub-Advisers seek not only to identify investments presenting the potential for attractive returns, but also to understand in detail the risk posed by each investment. The Fund will allocate its assets actively among different EMD securities, other debt securities, and emerging market and non-emerging market currency and cash positions in response to changing market conditions. The Fund’s currency investments may result in the Fund holding substantial cash investments (in any currency, including the U.S. dollar). The Fund will use cash strategically, potentially building its cash position when the Sub-Advisers believe that attractive investments for the Fund are not available or when the Sub-Advisers believe a relatively large cash position will help ensure that the Fund will be able to invest in attractive new opportunities as they become available. The Fund may gain market or currency exposures by holding cash positions or through notional or derivative transactions (such as currency futures contracts, forward contracts, options and swaps). The Fund
4

may also seek to gain exposure to a market or currency by investments in debt securities denominated in such a currency, if the Sub-Advisers determine that those securities provide an effective substitute for investment directly in the market or currency. The Fund may have a substantial exposure to the U.S. dollar (up to 100% of the Fund’s assets).
The Fund, under normal circumstances, will invest at least 80% of its assets in a combination of EMD securities and investments intended to provide exposure to currencies around the world, including securities and currencies of emerging market countries and currencies of countries other than emerging market countries, including the United States. The Fund may invest in debt obligations of governmental or private issuers located anywhere in the world. The Fund currently expects to invest at least 60% of its assets in EMD securities and investments providing exposure to emerging markets and emerging market currencies. The Fund is a non-diversified mutual fund, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk −The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Interest Rate Risk −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. are at, or near, historic lows.
5

Credit Risk −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
High Yield Investments Risk −High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
U.S. Government Securities Risk −Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
Non-Diversification Risk −The Fund is non-diversified, which means it is permitted to invest a greater portion of its assets in a smaller number of issuers than a “diversified” fund. For this reason the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. The Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.
Derivatives Risk −Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Swaps Risk −A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Futures and Options Risks −Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Forward Currency Contracts Risk −A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as ordinary income and may significantly increase an investor’s tax liability.
6

Counterparty Risk −The risk that the counterparty in a transaction by the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.
Liquidity Risk −The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance.
Active Trading Risk −Active trading could increase the Fund's transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Leverage Risk −Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Volatility Risk −Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Performance information prior to October 24, 2016 for Class A and Class I shares reflects the historical performance, fees and expenses of the then-existing Advisor and Investor Class shares, respectively, of the Schroder Absolute Return EMD and Currency Fund (the “Predecessor Fund”), which commenced operations on December 15, 2011. Class C and Class Y shares commenced operations on October 24, 2016. Performance information prior to October 24, 2016 for Class C and Class Y shares reflects the performance, fees and expenses of the Predecessor Fund’s Investor Class shares. As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations and performance is that of the Fund’s Class I shares. SIMNA and SIMNA Ltd. served as the investment manager and sub-adviser, respectively, to the Predecessor Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Would be different if the Fund’s fees and expenses were reflected for periods prior to October 24, 2016

•
Would be lower if the Predecessor Fund's and the Fund's operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

7

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 7.48% (1st quarter, 2016)     Lowest -2.82% (4th quarter, 2016)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes and are shown only for Class A shares. After-tax returns will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2016 (including sales charges)
Share Classes	1 Year	5 Years	Lifetime (since 12/15/2011)
Class A – Return Before Taxes	3.42%	-0.14%	-0.12%
– After Taxes on Distributions	3.42%	-0.44%	-0.42%
– After Taxes on Distributions and Sale of Fund Shares	1.94%	-0.21%	-0.20%
Share Classes (Return Before Taxes)
Class T	5.50%	0.26%	0.28%
Class C	7.16%	0.95%	0.96%
Class I	8.49%	1.01%	1.02%
Class Y	8.38%	0.99%	1.00%
Class F	8.49%	1.01%	1.02%
3-Month USD Fixed LIBOR (reflects no deduction for fees, expenses or taxes)	0.66%	0.38%	0.38%
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Schroder Investment Management North America Inc. and its secondary sub-adviser is Schroder Investment Management North America Limited.
Portfolio Manager	Title	Involved with Fund Since
Abdallah Guezour	Portfolio Manager	2011
Guillermo Besaccia	Portfolio Manager	2011
Nick Brown	Portfolio Manager	2011
8

PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$5,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$5,000	$50
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
9

Hartford Schroders Tax-Aware Bond Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks total return on an after-tax basis.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” section beginning on page 101 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 80 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	C	I	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	2.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	1.00%	None	None	None
Annual Fund Operating Expenses(2) (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	C	I	Y	F
Management fees	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	None	None	None
Other expenses	0.18%	0.18%	0.18%	0.10%	0.12%	0.07%
Total annual fund operating expenses	0.88%	0.88%	1.63%	0.55%	0.57%	0.52%
Fee waiver and/or expense reimbursement(3)	0.17%	0.17%	0.04%	0.09%	0.03%	0.06%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	0.71%	0.71%	1.59%	0.46%	0.54%	0.46%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
Fees and expenses have been restated to reflect estimated amounts for the current fiscal year.

(3)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 0.71% (Class A), 0.71% (Class T), 1.59% (Class C), 0.46% (Class I), 0.54% (Class Y) and 0.46% (Class F). This contractual arrangement will remain in effect until October 24, 2018. In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, C, I and Y shares. This contractual arrangement will remain in effect until February 28, 2018 and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

10

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$519	$702	$900	$1,471
T	$321	$507	$709	$1,292
C	$262	$510	$883	$1,929
I	$47	$167	$298	$681
Y	$55	$180	$315	$711
F	$47	$161	$285	$647
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$519	$702	$900	$1,471
T	$321	$507	$709	$1,292
C	$162	$510	$883	$1,929
I	$47	$167	$298	$681
Y	$55	$180	$315	$711
F	$47	$161	$285	$647
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of fixed income debt instruments of varying maturities. Under normal circumstances, the Fund invests at least 80% of its assets in U.S. dollar-denominated, investment-grade fixed income debt instruments. Fixed income debt instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. “Total return” consists of income earned on the Fund’s investments, plus capital appreciation, if any.
The fixed income debt instruments in which the Fund may invest include securities issued or guaranteed by the U.S. government and its agencies, government-sponsored enterprise securities, corporate bonds, mortgage-backed securities (including “to be announced” or “TBA” transactions), asset-backed securities, municipal securities, sovereign debt and debt securities issued by supranational organizations. They may pay fixed, variable, or floating interest rates. “Investment-grade” securities are securities that are rated by at least one major rating agency in one of its top four rating categories, or, if unrated, are determined by the Fund’s sub-adviser, Schroder Investment Management North America Inc. (“SIMNA” or the “Sub-Adviser”) to be of similar quality, at the time of purchase. In the case of a split rated security (that is, two or more rating agencies give a security different ratings), the average rating shall apply. The Fund may invest without limit in U.S. dollar denominated foreign securities. The Fund may also invest a portion of its assets in cash and cash equivalents.
The Fund may invest in fixed income securities of any maturity or duration. The Fund’s effective duration may vary over time depending on the Sub-Adviser’s assessment of market and economic conditions and other factors.
In seeking to achieve the Fund’s investment objective, the Sub-Adviser employs a tax-aware investing strategy that attempts to realize total return for shareholders, primarily in the form of current income and price appreciation, by balancing investment considerations and tax considerations. The Sub-Adviser allocates the Fund’s assets among taxable and tax-exempt investments with no limitation on the amount of assets that may be invested in either category. The Fund is eligible to pay “exempt-interest dividends” only if 50% of the value of its total assets is invested in tax-exempt securities at the end of each quarter of its taxable year. At times, the Fund’s investments in municipal securities may be substantial depending on the Sub-Adviser’s outlook on the market. In particular, the Fund may invest more than 25% of its total assets in municipal securities of issuers in each of California, New York and Texas.
It is important to understand that the Fund is not limited to investing solely in assets that generate tax-exempt income and may make both taxable and tax-exempt distributions to shareholders. Among the techniques and strategies used by the Fund in seeking tax-efficient management are the following: investing in municipal securities, the interest from which is exempt from federal income tax (but not necessarily the federal alternative minimum tax (“AMT”) or state income tax); investing in taxable securities where after-tax valuation is favorable; attempting to
11

minimize net realized short-term capital gain; and employing a long-term approach to investing. When making investment decisions for the Fund, the Sub-Adviser takes into consideration the maximum federal tax rates.
The Fund’s decision to purchase or sell a security or make investments in a particular sector is based on relative value considerations. In analyzing the relative attractiveness of a particular security or sector, the Sub-Adviser assesses an issue’s historical relationships to other bonds, technical factors including supply and demand and fundamental risk and reward relationships.
As part of its tax-aware strategy, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss.
The Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective. In addition, the Fund may engage actively in transactions involving derivatives. Derivative transactions may include exchange-traded or over-the-counter derivatives, such as swap contracts (including interest rate swaps, total return swaps, and credit default swaps), futures contracts, options on futures, and foreign currency exchange transactions (including currency futures, forwards, and option transactions). The Fund will normally use derivatives to supplement the effective management of its duration profile, to gain exposure to particular securities or markets, in connection with hedging transactions, or for purposes of efficient portfolio management, including managing cash flows or as part of the Fund’s risk management process.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Interest Rate Risk −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. are at, or near, historic lows.
Credit Risk −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Mortgage- and Asset-Backed Securities Risk −Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.
12

To Be Announced (TBA) Transactions Risk −TBA investments include when-issued and delayed delivery securities and forward commitments. TBA transactions involve the risk that the security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. The Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If the Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises.
U.S. Government Securities Risk −Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
Liquidity Risk −The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance.
Municipal Securities Risk −Municipal securities risks include the possibility that the issuer may be unable to pay interest or repay principal on a timely basis or at all, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. In addition, state or local political or economic conditions and developments can adversely affect the securities issued by state and local governments. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the determination that municipal securities are subject to taxation.
Derivatives Risk −Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Swaps Risk −A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Futures and Options Risks −Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
13

Forward Currency Contracts Risk −A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as ordinary income and may significantly increase an investor’s tax liability.
Leverage Risk −Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Counterparty Risk −The risk that the counterparty in a transaction by the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Active Trading Risk −Active trading could increase the Fund's transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
State-Specific Risk −A Fund that may invest more than 25% of its total assets in municipal securities of issuers in one or more states is subject to the risk that the economies of the states in which it invests, and the revenues supporting the municipal securities, may decline. Investing significantly in one or more states means that the Fund may be more exposed to negative political or economic factors in those states than a fund that invests more widely.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Advisor Class shares of the Schroder Broad Tax-Aware Value Bond Fund (the "Predecessor Fund") commenced operations on December 30, 2014 and the Predecessor Fund's Investor Class shares commenced operations on October 3, 2011. Performance information from December 30, 2014 through October 23, 2016 for Class A shares reflects the historical performance, fees and expenses of the then-existing Advisor Class shares of the Predecessor Fund and, prior to December 30, 2014, the Investor Class shares of the Predecessor Fund, adjusted to reflect the distribution fees of the Predecessor Fund’s Advisor Class shares. Class C and Class Y shares commenced operations on October 24, 2016. Performance information prior to October 24, 2016 for Class C, Class I and Class Y shares reflects the performance, fees and expenses of the Predecessor Fund’s Investor Class shares. As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations and performance is that of the Fund’s
14

Class I shares. SIMNA served as the investment manager to the Predecessor Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Would be different if the Fund’s fees and expenses were reflected for periods prior to October 24, 2016

•
Would be lower if the Predecessor Fund's and the Fund's operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 6.13% (1st quarter, 2014)     Lowest -6.00% (2nd quarter, 2013)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes and are shown only for Class A shares. After-tax returns will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2016 (including sales charges)
Share Classes	1 Year	5 Years	Lifetime (since 10/3/2011)
Class A – Return Before Taxes	-2.32%	3.96%	4.29%
– After Taxes on Distributions	-2.76%	3.56%	3.88%
– After Taxes on Distributions and Sale of Fund Shares	-0.65%	3.49%	3.75%
Share Classes (Return Before Taxes)
Class T	-0.31%	4.40%	4.69%
Class C	1.39%	5.16%	5.43%
Class I	2.56%	5.19%	5.46%
Class Y	2.56%	5.19%	5.46%
Class F	2.56%	5.19%	5.46%
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	0.25%	3.28%	3.54%
15

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Schroder Investment Management North America Inc.
Portfolio Manager	Title	Involved with Fund Since
Andrew B.J. Chorlton, CFA	Portfolio Manager	2011
Edward H. Jewett	Portfolio Manager	2011
Richard A. Rezek Jr., CFA	Portfolio Manager	2011
Neil G. Sutherland, CFA	Portfolio Manager	2011
Julio C. Bonilla, CFA	Portfolio Manager	2011
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
16

Hartford Schroders Emerging Markets Equity Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks capital appreciation.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” section beginning on page 101 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 80 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	2.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses(2) (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	C	I	R3	R4	R5	Y	F
Management fees	1.03%	1.03%	1.03%	1.03%	1.03%	1.03%	1.03%	1.03%	1.03%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	None	0.50%	0.25%	None	None	None
Total other expenses	0.15%	0.15%	0.15%	0.25%	0.26%	0.21%	0.16%	0.10%	0.05%
Administrative services fee	None	None	None	None	0.20%	0.15%	0.10%	None	None
Other expenses	0.15%	0.15%	0.15%	0.25%	0.06%	0.06%	0.06%	0.10%	0.05%
Acquired fund fees and expenses	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total annual fund operating expenses	1.45%	1.45%	2.20%	1.30%	1.81%	1.51%	1.21%	1.15%	1.10%
Fee waiver and/or expense reimbursement(3)	0.00%	0.00%	0.00%	0.03%	0.00%	0.00%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	1.45%	1.45%	2.20%	1.27%	1.81%	1.51%	1.21%	1.15%	1.10%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
Fees and expenses have been restated to reflect estimated amounts for the current fiscal year.

(3)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.50% (Class A), 1.50% (Class T), 2.25% (Class C), 1.25% (Class I), 1.80% (Class R3), 1.50% (Class R4), 1.20% (Class R5), 1.15% (Class Y) and 1.10% (Class F). This contractual arrangement will remain in effect until October 24, 2018 and shall renew automatically for one-year terms thereafter unless the Investment Manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc. In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, C, I, R3, R4, R5 and Y shares. This contractual arrangement will remain in effect until February 28, 2018 and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018.

17

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$689	$983	$1,299	$2,190
T	$394	$697	$1,022	$1,942
C	$323	$688	$1,180	$2,534
I	$129	$409	$710	$1,565
R3	$184	$569	$980	$2,127
R4	$154	$477	$824	$1,802
R5	$123	$384	$665	$1,466
Y	$117	$365	$633	$1,398
F	$112	$350	$606	$1,340
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$689	$983	$1,299	$2,190
T	$394	$697	$1,022	$1,942
C	$223	$688	$1,180	$2,534
I	$129	$409	$710	$1,565
R3	$184	$569	$980	$2,127
R4	$154	$477	$824	$1,802
R5	$123	$384	$665	$1,466
Y	$117	$365	$633	$1,398
F	$112	$350	$606	$1,340
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund normally invests at least 80% of its assets in equity securities of “emerging market” companies. The Fund’s sub-advisers, Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.,” together with SIMNA, the “Sub-Advisers”), currently consider “emerging market” companies to be issuers listed or domiciled in, deriving a substantial portion of their revenues from, or having a substantial portion of their assets in emerging markets. The Fund will typically seek to allocate its investments among a number of different emerging market countries. Although there is no percentage limit on investments in any one emerging market country, the Sub-Advisers will refer to the country allocation of the Fund’s benchmark index as a guide along with their top-down, quantitative country model, when making allocation decisions. The Fund invests in countries and companies that the Sub-Advisers believe offer the potential for capital growth. The Sub-Advisers consider factors such as a company’s potential for above average earnings growth, a security’s attractive relative valuation, whether a company has proprietary advantages, and certain environmental, social and governance criteria. The Fund may invest in common and preferred stocks (or units of ordinary and preference shares), equity-linked notes, convertible securities, warrants and depositary receipts of companies of any size market capitalization. The Fund may also invest in securities issued in initial public offerings ("IPOs").
18

PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk −The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions. Securities purchased in IPOs have no trading history, limited issuer information and potentially increased volatility.
Mid Cap and Small Cap Securities Risk −Investments in small capitalization and mid capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Depositary Receipts Risk −The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers, including depositary receipts that are not sponsored by a financial institution (“Unsponsored Depositary Receipts”). Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Unsponsored Depositary Receipts are also subject to the risk that there may be less information available regarding their issuers and there may not be a correlation between such information and the market value of the depositary receipts.
Equity Linked Notes (ELN) Risk  −Investments in ELNs often have risks similar to their underlying securities, which could include management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. Should the prices of the underlying securities move in an unexpected manner, a Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. An investment in an ELN is also subject to counterparty risk, which is the risk that the issuer of
19

the ELN will default or become bankrupt and a Fund will have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed income investment.
Liquidity Risk −The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
Quantitative Investing Risk −The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Performance information prior to October 24, 2016 for Class A and Class I shares reflects the historical performance, fees and expenses of the then-existing Advisor and Investor Class shares, respectively, of the Schroder Emerging Market Equity Fund (the “Predecessor Fund”). Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on October 24, 2016. Performance information prior to October 24, 2016 for Class C, Class R3, Class R4, Class R5, and Class Y shares reflects the performance, fees and expenses of the Predecessor Fund’s Investor Class shares. As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations and performance is that of the Fund’s Class I shares. SIMNA and SIMNA Ltd. served as the investment manager and sub-adviser, respectively, to the Predecessor Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Would be different if the Fund’s fees and expenses were reflected for periods prior to October 24, 2016

•
Would be lower if the Predecessor Fund's and the Fund's operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

20

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 33.43% (2nd quarter, 2009)     Lowest -27.60% (3rd quarter, 2008)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two broad-based market indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes and are shown only for Class A shares. After-tax returns will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2016 (including sales charges)*
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	4.21%	0.42%	1.51%
– After Taxes on Distributions	4.23%	0.47%	1.17%
– After Taxes on Distributions and Sale of Fund Shares	2.72%	0.52%	1.29%
Share Classes (Return Before Taxes)
Class T	7.46%	1.05%	1.83%
Class C	9.28%	1.79%	2.29%
Class I	10.41%	1.81%	2.30%
Class R3	10.29%	1.79%	2.29%
Class R4	10.36%	1.80%	2.29%
Class R5	10.42%	1.81%	2.30%
Class Y	10.44%	1.82%	2.30%
Class F	10.41%	1.81%	2.30%
MSCI Emerging Markets Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	11.19%	1.28%	1.84%
MSCI Emerging Markets Index (Gross) (reflects no deduction for fees, expenses or taxes)	11.60%	1.64%	2.17%
*
Effective March 1, 2017, the Fund changed its benchmark from the MSCI Emerging Markets Index (Gross) to the MSCI Emerging Markets Index (Net) because the Investment Manager believes that the net version of the benchmark better reflects potential tax consequences for the Fund.

21

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Schroder Investment Management North America Inc. and its secondary sub-adviser is Schroder Investment Management North America Limited.
Portfolio Manager	Title	Involved with Fund Since
Tom Wilson, CFA	Portfolio Manager	2014
Robert Davy	Portfolio Manager	2006
James Gotto	Portfolio Manager	2006
Waj Hashmi, CFA	Portfolio Manager	2006
Nicholas Field	Portfolio Manager	2006
Purchase and sale of fund shares. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
22

Hartford Schroders Emerging Markets Multi-Sector Bond Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks to provide a return of long-term capital growth and income.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” section beginning on page 101 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 80 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	2.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses(2) (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	C	I	R3	R4	R5	Y	F
Management fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	None	0.50%	0.25%	None	None	None
Total other expenses	0.21%	0.21%	0.21%	0.24%	0.37%	0.32%	0.27%	0.21%	0.16%
Administrative services fee	None	None	None	None	0.20%	0.15%	0.10%	None	None
Other expenses	0.21%	0.21%	0.21%	0.24%	0.17%	0.17%	0.17%	0.21%	0.16%
Total annual fund operating expenses	1.16%	1.16%	1.91%	0.94%	1.57%	1.27%	0.97%	0.91%	0.86%
Fee waiver and/or expense reimbursement(3)	0.01%	0.01%	0.01%	0.04%	0.12%	0.12%	0.12%	0.11%	0.11%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	1.15%	1.15%	1.90%	0.90%	1.45%	1.15%	0.85%	0.80%	0.75%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
Fees and expenses have been restated to reflect estimated amounts for the current fiscal year.

(3)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.15% (Class A), 1.15% (Class T), 1.90% (Class C), 0.90% (Class I), 1.45% (Class R3), 1.15% (Class R4), 0.85% (Class R5), 0.80% (Class Y) and 0.75% (Class F). This contractual arrangement will remain in effect until October 24, 2018 and shall renew automatically for one-year terms thereafter unless the Investment Manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc. In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, C, I, R3, R4, R5 and Y shares. This contractual arrangement will remain in effect until February 28, 2018 and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018.

23

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$562	$801	$1,059	$1,795
T	$364	$608	$871	$1,623
C	$293	$599	$1,031	$2,232
I	$92	$296	$516	$1,151
R3	$148	$484	$844	$1,857
R4	$117	$391	$685	$1,523
R5	$87	$297	$525	$1,179
Y	$82	$279	$493	$1,109
F	$77	$263	$466	$1,051
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$562	$801	$1,059	$1,795
T	$364	$608	$871	$1,623
C	$193	$599	$1,031	$2,232
I	$92	$296	$516	$1,151
R3	$148	$484	$844	$1,857
R4	$117	$391	$685	$1,523
R5	$87	$297	$525	$1,179
Y	$82	$279	$493	$1,109
F	$77	$263	$466	$1,051
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 147% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund will invest at least 80% of its assets in bonds of issuers located in emerging market countries. Bonds in which the Fund may invest may be obligations of governments or government agencies or instrumentalities, supra-national issuers, or corporate issuers. Such bonds may pay fixed, variable, or floating interest rates and may include government securities, debt securities of corporations, asset-backed securities, mortgage-backed securities, zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, including credit-linked notes and hybrid or “indexed” securities, event-linked bonds, and loan participations, delayed funding loans and revolving credit facilities, and short-term investments. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers.
The Fund’s assets will be allocated actively among sectors within the fixed-income market based on the assessment of the sub-adviser, Schroder Investment Management North America Inc. (“SIMNA” or the “Sub-Adviser”), of their relative values and the risks and rewards they present. In selecting investments for the Fund, the Sub-Adviser seeks to identify bonds that offer what it considers the best possible risk/reward profile. Securities may be denominated in emerging market currencies, in the U.S. dollar, or in other developed-market currencies, depending on the Sub-Adviser’s view of the relative values and risks of investments in the various currencies. The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities
24

rated below investment grade or in unrated securities considered by the Sub-Adviser to be of comparable quality (so-called “junk bonds”). The Fund may invest in debt securities of any maturity or duration. The Sub-Adviser’s investment process may result in frequent trading of the Fund’s portfolio securities. The Fund may invest up to 20% of its assets in asset-backed and mortgage-backed securities.
The Fund may enter into exchange-traded or over-the-counter derivatives transactions that generally consist of futures contracts, options on futures, and swap contracts (including interest rate swaps, total return swaps, and credit default swaps). The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions including currency futures, forwards, and option transactions. The Fund is a non-diversified mutual fund, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk −The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Interest Rate Risk −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. are at, or near, historic lows.
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Credit Risk −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Non-Diversification Risk −The Fund is non-diversified, which means it is permitted to invest a greater portion of its assets in a smaller number of issuers than a “diversified” fund. For this reason the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. The Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.
High Yield Investments Risk −High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Convertible Securities Risk −Debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities.
Liquidity Risk −The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance.
Rule 144A Securities Risk −Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when the Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although Rule 144A securities are generally considered to be liquid, the Fund's holdings in Rule 144A securities may adversely affect the Fund's overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund's ability to dispose of a security.
Derivatives Risk −Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Swaps Risk −A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Futures and Options Risks −Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
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Forward Currency Contracts Risk −A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as ordinary income and may significantly increase an investor’s tax liability.
Counterparty Risk −The risk that the counterparty in a transaction by the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.
Active Trading Risk −Active trading could increase the Fund's transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Volatility Risk −Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.
Leverage Risk −Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Performance information prior to October 24, 2016 for Class A and Class I shares reflects the historical performance, fees and expenses of the then-existing Advisor and Investor Class shares, respectively, of the Schroder Emerging Markets Multi-Sector Bond Fund (the “Predecessor Fund”), which commenced operations on June 25, 2013. Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on October 24, 2016. Performance information prior to October 24, 2016 for Class C, Class R3, Class R4, Class R5, and Class Y shares reflects the performance, fees and expenses of the Predecessor Fund’s Investor Class shares. As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations and performance is that of the Fund’s Class I shares. SIMNA served as the investment manager to the Predecessor Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Would be different if the Fund’s fees and expenses were reflected for periods prior to October 24, 2016

•
Would be lower if the Predecessor Fund's and the Fund's operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

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Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 6.63% (1st quarter, 2016)     Lowest -7.71% (3rd quarter, 2015)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of three broad-based market indices and the Fund’s blended benchmark. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes and are shown only for Class A shares. After-tax returns will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2016 (including sales charges)
Share Classes	1 Year	Lifetime (since 06/25/2013)
Class A – Return Before Taxes	7.60%	0.93%
– After Taxes on Distributions	5.53%	-0.87%
– After Taxes on Distributions and Sale of Fund Shares	4.29%	-0.11%
Share Classes (Return Before Taxes)
Class T	9.91%	1.52%
Class C	11.88%	2.42%
Class I	13.09%	2.48%
Class R3	12.96%	2.44%
Class R4	13.02%	2.46%
Class R5	13.09%	2.48%
Class Y	13.10%	2.48%
Class F	13.09%	2.48%
JP Morgan EMBI Global Diversified Index (reflects no deduction for fees, expenses or taxes)	9.94%	6.71%
JP Morgan GBI Emerging Markets Global Diversified Index (reflects no deduction for fees, expenses or taxes)	9.65%	-3.63%
JP Morgan CEMBI Broad Diversified Index (reflects no deduction for fees, expenses or taxes)	10.15%	5.72%
Emerging Markets Multi-Sector Bond Fund Blended Index*	10.05%	2.92%
*
The Emerging Markets Multi-Sector Bond Fund Blended Index is calculated by the Investment Manager and represents the weighted return of the JP Morgan EMBI Global Diversified Index (33.4%), the JP Morgan GBI Emerging Markets Global Diversified Index (33.3%), and the JP Morgan CEMBI Broad Diversified Index (33.3%).

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MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Schroder Investment Management North America Inc.
Portfolio Manager	Title	Involved with Fund Since
Jim Barrineau	Portfolio Manager	2013
Fernando Grisales, CFA	Portfolio Manager	2013
Purchase and sale of fund shares. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$5,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$5,000	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
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Hartford Schroders Income Builder Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks to provide income and capital growth over the medium to longer term.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” section beginning on page 101 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 80 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	2.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses(2) (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	C	I	R3	R4	R5	Y	F
Management fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	None	0.50%	0.25%	None	None	None
Total other expenses	0.37%	0.37%	0.37%	0.38%	0.52%	0.47%	0.42%	0.36%	0.31%
Administrative services fee	None	None	None	None	0.20%	0.15%	0.10%	None	None
Other expenses	0.37%	0.37%	0.37%	0.38%	0.32%	0.32%	0.32%	0.36%	0.31%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses	1.33%	1.33%	2.08%	1.09%	1.73%	1.43%	1.13%	1.07%	1.02%
Fee waiver and/or expense reimbursement(3)	0.22%	0.22%	0.17%	0.23%	0.27%	0.27%	0.27%	0.26%	0.31%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	1.11%	1.11%	1.91%	0.86%	1.46%	1.16%	0.86%	0.81%	0.71%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
Fees and expenses have been restated to reflect estimated amounts for the current fiscal year.

(3)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.10% (Class A), 1.10% (Class T), 1.90% (Class C), 0.85% (Class I), 1.45% (Class R3), 1.15% (Class R4), 0.85% (Class R5), 0.80% (Class Y) and 0.70% (Class F). This contractual arrangement will remain in effect until October 24, 2018. In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, C, I, R3, R4, R5 and Y shares. This contractual arrangement will remain in effect until February 28, 2018 and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018.

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Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$558	$832	$1,126	$1,961
T	$360	$640	$940	$1,793
C	$294	$635	$1,103	$2,397
I	$88	$324	$579	$1,308
R3	$149	$519	$913	$2,019
R4	$118	$426	$756	$1,690
R5	$88	$332	$596	$1,351
Y	$83	$315	$565	$1,282
F	$73	$294	$533	$1,220
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$558	$832	$1,126	$1,961
T	$360	$640	$940	$1,793
C	$194	$635	$1,103	$2,397
I	$88	$324	$579	$1,308
R3	$149	$519	$913	$2,019
R4	$118	$426	$756	$1,690
R5	$88	$332	$596	$1,351
Y	$83	$315	$565	$1,282
F	$73	$294	$533	$1,220
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 159% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks income and capital growth by investing primarily in a diversified portfolio of U.S. and non-U.S. equity and fixed income securities that the Fund’s sub-advisers, Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.,” together with SIMNA, the “Sub-Advisers”), believe offer attractive yields backed by strong fundamentals. The Sub-Advisers actively allocate the Fund’s investments among various asset classes, regions, and sectors in response to changing market, economic, and political factors and events that the Sub-Advisers believe may affect the relative levels of income available. The Sub-Advisers also consider the potential for capital growth from investments in the different asset classes, and the risks of investments in those asset classes. The Fund may invest in companies of any size market capitalization.
The Fund invests primarily in securities of issuers located in a number of countries around the world, including emerging markets and the United States. Every asset class is reviewed on an ongoing basis by the Sub-Advisers to determine whether it provides the opportunity to enhance performance or to reduce risk. Exposure to different asset classes and strategies will vary over time, in response to changes in the Sub-Advisers’ assessment of changing market, economic, and political factors and events that the Sub-Advisers believe may impact the value of the Fund’s investments. The Fund may seek to hedge against adverse changes in the values of the currencies in which its investments are denominated, although it will not be required to do so.
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The Fund may invest in fixed income securities to an unlimited extent. Fixed income securities in which the Fund may invest may be obligations of governments or government agencies or instrumentalities, supra-national issuers, or corporate issuers. Fixed income securities may pay fixed, variable, or floating interest rates and may include asset-backed securities, mortgage-backed securities, zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, bank loans, loan participations, loan assignments, municipal securities, and other securities bearing fixed or variable interest rates of any maturity. The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by the Sub-Advisers to be of comparable quality (so-called “junk bonds”).
The investment processes used by the Sub-Advisers may result in frequent trading of the Fund’s portfolio securities. The Sub-Advisers may sell an investment for the Fund if they believe that the investment no longer offers attractive potential future returns compared to other investment opportunities or that it presents undesirable risks, or in an attempt to limit losses.
The Fund generally seeks to invest in high quality stocks with attractive yield characteristics and sustainable dividend payments to help establish a diversified and liquid portfolio. The Fund may invest in equity securities to an unlimited extent, including common stocks, preferred stocks, securities convertible into common and preferred stock, and non-convertible preferred stocks. The Fund may invest in securities of issuers in their initial public offerings (“IPOs”). The Sub-Advisers will also invest in cash and cash equivalents strategically, potentially building the Fund’s cash position when the Sub-Advisers believe that attractive investments for the Fund are not available or when the Sub-Advisers believe that a relatively large cash position will help ensure that the Fund will be able to invest in attractive new opportunities as they become available.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions. Securities purchased in IPOs have no trading history, limited issuer information and potentially increased volatility.
Mid Cap and Small Cap Securities Risk −Investments in small capitalization and mid capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Interest Rate Risk −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. are at, or near, historic lows.
Credit Risk −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
32

High Yield Investments Risk −High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Loans and Loan Participations Risk −Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.
Many loans are relatively illiquid or are subject to restrictions on resale and may be difficult to value, which will have an adverse impact on the Fund’s ability to dispose of particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).
The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.
Loan interests may not be considered “securities,” and purchasers, such as the Fund, may not, therefore, be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk −The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
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Mortgage- and Asset-Backed Securities Risk −Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.
Liquidity Risk −The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance.
Sovereign Debt Risk −Investments in sovereign debt are subject to the risk that the issuer of the non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or economic region, levels of foreign debt or foreign currency exchange rates.
Active Trading Risk −Active trading could increase the Fund's transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Volatility Risk −Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.
Leverage Risk −Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Performance information prior to October 24, 2016 for Class A and Class I shares reflects the historical performance, fees and expenses of the then-existing Advisor and Investor Class shares, respectively, of the Schroder Global Multi-Asset Income Fund (the “Predecessor Fund”), which commenced operations on June 23, 2014. Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on October 24, 2016. Performance information prior to October 24, 2016 for Class C, Class R3, Class R4, Class R5, and Class Y shares reflects the performance, fees and expenses of the Predecessor Fund’s Investor Class shares. As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations and performance is that of the Fund’s Class I shares. SIMNA and SIMNA Ltd. served as the investment manager and sub-adviser, respectively, to the Predecessor Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Would be different if the Fund’s fees and expenses were reflected for periods prior to October 24, 2016

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•
Would be lower if the Predecessor Fund's and the Fund's operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 2.81% (1st quarter, 2016)     Lowest -5.37% (3rd quarter, 2015)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of three broad-based market indices and the Fund's current and former blended benchmark. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes and are shown only for Class A shares. After-tax returns will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
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Average annual total returns for periods ending December 31, 2016 (including sales charges)*
Share Classes	1 Year	Lifetime (since 06/23/2014)
Class A – Return Before Taxes	3.06%	-3.06%
– After Taxes on Distributions	1.68%	-4.85%
– After Taxes on Distributions and Sale of Fund Shares	1.92%	-3.00%
Share Classes (Return Before Taxes)
Class T	5.26%	-2.28%
Class C	6.96%	-1.14%
Class I	8.29%	-1.01%
Class R3	8.05%	-1.10%
Class R4	8.11%	-1.08%
Class R5	8.17%	-1.06%
Class Y	8.18%	-1.06%
Class F	8.29%	-1.01%
JP Morgan Global Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.16%	-1.23%
MSCI All Country World Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	7.86%	1.29%
Income Builder Fund Blended Index	3.99%	-0.34%
MSCI All Country World Index (Gross) (reflects no deduction for fees, expenses or taxes)	8.48%	1.83%
Former Income Builder Fund Blended Index	4.17%	-0.18%
*
Effective March 1, 2017, the Fund changed its benchmark from the MSCI All Country World Index (Gross) to the MSCI All Country World Index (Net) because the Investment Manager believes that the net version of the benchmark better reflects potential tax consequences for the Fund. The Income Builder Fund Blended Index is calculated by the Investment Manager and represents the weighted return of the JP Morgan Global Aggregate Bond Index (70%) and the MSCI All Country World Index (Net) (30%). The Former Income Builder Fund Blended Index is calculated by the Investment Manager and represents the weighted return of the JP Morgan Global Aggregate Bond Index (70%) and the MSCI All Country World Index (Gross) (30%).

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Schroder Investment Management North America Inc. and its secondary sub-adviser is Schroder Investment Management North America Limited.
Portfolio Manager	Title	Involved with Fund Since
Aymeric Forest, CFA	Portfolio Manager	2014
Purchase and sale of fund shares. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
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You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
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Hartford Schroders Global Strategic Bond Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks total return over the long term.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” section beginning on page 101 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 80 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	2.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses(2) (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	C	I	R3	R4	R5	Y	F
Management fees	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	None	0.50%	0.25%	None	None	None
Total other expenses	0.21%	0.21%	0.21%	0.23%	0.34%	0.29%	0.24%	0.18%	0.13%
Administrative services fee	None	None	None	None	0.20%	0.15%	0.10%	None	None
Other expenses	0.21%	0.21%	0.21%	0.23%	0.14%	0.14%	0.14%	0.18%	0.13%
Total annual fund operating expenses	1.12%	1.12%	1.87%	0.89%	1.50%	1.20%	0.90%	0.84%	0.79%
Fee waiver and/or expense reimbursement(3)	0.08%	0.08%	0.01%	0.10%	0.09%	0.09%	0.09%	0.08%	0.15%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	1.04%	1.04%	1.86%	0.79%	1.41%	1.11%	0.81%	0.76%	0.64%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
Fees and expenses have been restated to reflect estimated amounts for the current fiscal year.

(3)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.04% (Class A), 1.04% (Class T), 1.86% (Class C), 0.79% (Class I), 1.41% (Class R3), 1.11% (Class R4), 0.81% (Class R5), 0.76% (Class Y) and 0.64% (Class F). This contractual arrangement will remain in effect until October 24, 2018. In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, C, I, R3, R4, R5 and Y shares. This contractual arrangement will remain in effect until February 28, 2018 and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018.

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Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$551	$782	$1,032	$1,745
T	$353	$589	$844	$1,572
C	$289	$587	$1,010	$2,190
I	$81	$274	$483	$1,087
R3	$144	$465	$810	$1,783
R4	$113	$372	$651	$1,447
R5	$83	$278	$490	$1,100
Y	$78	$260	$458	$1,030
F	$65	$237	$424	$964
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$551	$782	$1,032	$1,745
T	$353	$589	$844	$1,572
C	$189	$587	$1,010	$2,190
I	$81	$274	$483	$1,087
R3	$144	$465	$810	$1,783
R4	$113	$372	$651	$1,447
R5	$83	$278	$490	$1,100
Y	$78	$260	$458	$1,030
F	$65	$237	$424	$964
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 140% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks total return by investing principally in fixed income securities of issuers located anywhere in the world that the Fund’s sub-advisers, Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.,” together with SIMNA, the “Sub-Advisers”), believe offer the potential for income, capital appreciation, or both. Fixed income securities in which the Fund may invest may be obligations of governments or government agencies or instrumentalities, supra-national issuers, or corporate issuers. Fixed income securties may pay fixed, variable, or floating interest rates and may include asset-backed securities, mortgage-backed securities, zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, bank loans, loan participations, loan assignments, municipal securities, and other securities bearing fixed or variable interest rates of any maturity. Under normal circumstances, the Fund will invest at least 80% of its assets in fixed income securities.
The Fund invests primarily in securities of issuers located in a number of countries around the world, including emerging markets and the United States. The Fund may seek to hedge against adverse changes in the values of the currencies in which its investments are denominated, although it will not be required to do so. The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by the Fund’s Sub-Advisers to be of comparable quality (so-called “junk bonds”). In addition, the Fund may invest a majority of its assets in asset-backed
39

and mortgage-backed securities. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers.
The Sub-Advisers will allocate the Fund’s assets among issuers, types of securities, industries, interest rates, and geographical regions based on an assessment of the relative values and the risks and rewards these potential investments present. The allocation of the Fund’s assets to different sectors and issuers will change over time, sometimes rapidly, and the Fund may invest without limit in a single sector or a small number of sectors of the fixed income universe. The average duration of the Fund will vary based on the Sub-Advisers’ assessment of market and economic factors and other considerations. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. Generally, the higher a bond’s duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.
The investment processes used by the Fund may result in frequent trading of the Fund’s portfolio securities. The Sub-Advisers may sell an investment for the Fund if they believe that the investment no longer offers attractive potential future returns compared to other investment opportunities or that it presents undesirable risks, or in an attempt to limit losses. The Sub-Advisers may also allocate assets in cash and cash equivalents strategically, potentially building the Fund’s cash position when the Sub-Advisers believe that attractive investments for the Fund are not available or when the Sub-Advisers believe that a relatively large cash position will help ensure that the Fund will be able to invest in attractive new opportunities as they become available.
The Sub-Advisers may use derivatives actively in managing the Fund, including without limitation, foreign currency exchange transactions (including currency futures, forwards, and option transactions), swap contracts (including interest rate swaps, total return swaps, and credit default swaps), futures contracts and options on futures. The Fund may (but will not be required to) enter into any of these transactions to generate income; replicate certain direct investments; take a net long or short position in certain investments or markets; hedge various risks such as credit risk, interest rate risk, currency risk, and liquidity risk (although the Fund is not required to enter into hedging transactions); provide liquidity in the Fund; equitize cash; minimize transaction costs; adjust the Fund’s sensitivity to interest rate risk, currency risk, or other risk; and for asset and sector allocation purposes. The Fund may invest in warrants or options to purchase debt securities or equity securities.
The Fund may implement short positions, including through the use of derivative instruments, such as swaps or futures, or through short sales of instruments that are eligible investments for the Fund. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price in the future in anticipation that the asset’s value will decrease between the time the position is established and the agreed date of sale.
The Fund will normally hold investments in a number of different countries around the world. Under normal circumstances, at least 40% (and normally not less than 30%) of the Fund’s net assets will be invested in or exposed to foreign securities or derivative instruments with exposure to foreign securities of at least three different countries outside the United States. Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency. The Fund’s investments in derivative securities, exchange traded funds (ETFs) and exchange traded notes (ETNs) will be considered to be “foreign” if the underlying assets represented by the investment are determined to be foreign using the foregoing criteria. The Fund is a non-diversified mutual fund, which means that it may invest its assets in a smaller number of issuers than a diversified fund. The Fund may trade investments actively.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
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Interest Rate Risk −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. are at, or near, historic lows.
Credit Risk −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
High Yield Investments Risk −High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Mortgage- and Asset-Backed Securities Risk −Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk −The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
41

Loans and Loan Participations Risk −Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.
Many loans are relatively illiquid or are subject to restrictions on resale and may be difficult to value, which will have an adverse impact on the Fund’s ability to dispose of particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).
The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.
Loan interests may not be considered “securities,” and purchasers, such as the Fund, may not, therefore, be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
U.S. Government Securities Risk −Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
Non-Diversification Risk −The Fund is non-diversified, which means it is permitted to invest a greater portion of its assets in a smaller number of issuers than a “diversified” fund. For this reason the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. The Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.
Municipal Securities Risk −Municipal securities risks include the possibility that the issuer may be unable to pay interest or repay principal on a timely basis or at all, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. In addition, state or local political or economic conditions and developments can adversely affect the securities issued by state and local governments. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the determination that municipal securities are subject to taxation.
Derivatives Risk −Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
42

Swaps Risk −A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Futures and Options Risks −Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Forward Currency Contracts Risk −A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as ordinary income and may significantly increase an investor’s tax liability.
Counterparty Risk −The risk that the counterparty in a transaction by the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.
Leverage Risk −Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Convertible Securities Risk −Debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities.
Liquidity Risk −The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance.
Rule 144A Securities Risk −Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when the Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although Rule 144A securities are generally considered to be liquid, the Fund's holdings in Rule 144A securities may adversely affect the Fund's overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund's ability to dispose of a security.
Sovereign Debt Risk −Investments in sovereign debt are subject to the risk that the issuer of the non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or economic region, levels of foreign debt or foreign currency exchange rates.
Volatility Risk −Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.
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Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Active Trading Risk −Active trading could increase the Fund's transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Performance information prior to October 24, 2016 for Class A and Class I shares reflects the historical performance, fees and expenses of the then-existing Advisor and Investor Class shares, respectively, of the Schroder Global Strategic Bond Fund (the “Predecessor Fund”), which commenced operations on June 23, 2014. Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on October 24, 2016. Performance information prior to October 24, 2016 for Class C, Class R3, Class R4, Class R5, and Class Y shares reflects the performance, fees and expenses of the Predecessor Fund’s Investor Class shares. As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations and performance is that of the Fund’s Class I shares. SIMNA and SIMNA Ltd. served as the investment manager and sub-adviser, respectively, to the Predecessor Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Would be different if the Fund’s fees and expenses were reflected for periods prior to October 24, 2016

•
Would be lower if the Predecessor Fund's and the Fund's operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 1.65% (4th quarter, 2016)     Lowest -2.79% (3rd quarter, 2015)
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Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes and are shown only for Class A shares. After-tax returns will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2016 (including sales charges)
Share Classes	1 Year	Lifetime (since 06/23/2014)
Class A – Return Before Taxes	-1.93%	-2.40%
– After Taxes on Distributions	-3.43%	-3.93%
– After Taxes on Distributions and Sale of Fund Shares	-1.10%	-2.50%
Share Classes (Return Before Taxes)
Class T	0.18%	-1.61%
Class C	1.82%	-0.44%
Class I	3.00%	-0.37%
Class R3	2.88%	-0.41%
Class R4	2.94%	-0.39%
Class R5	2.99%	-0.37%
Class Y	3.01%	-0.37%
Class F	3.00%	-0.37%
3-Month USD Fixed LIBOR (reflects no deduction for fees, expenses or taxes)	0.66%	0.40%
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Schroder Investment Management North America Inc. and its secondary sub-adviser is Schroder Investment Management North America Limited.
Portfolio Manager	Title	Involved with Fund Since
Bob Jolly, CFA	Portfolio Manager	2014
Paul Grainger, CFA	Portfolio Manager	2016
Thomas Sartain, CFA	Portfolio Manager	2014
James Lindsay-Fynn	Portfolio Manager	2016
Purchase and sale of fund shares. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
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You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
46

Hartford Schroders International Stock Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation through investment in securities markets outside the United States.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” section beginning on page 101 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 80 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	2.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses(2) (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	C	I	R3	R4	R5	Y	F
Management fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	None	0.50%	0.25%	None	None	None
Total other expenses	0.32%	0.32%	0.32%	0.37%	0.33%	0.28%	0.23%	0.17%	0.12%
Administrative services fee	None	None	None	None	0.20%	0.15%	0.10%	None	None
Other expenses	0.32%	0.32%	0.32%	0.37%	0.13%	0.13%	0.13%	0.17%	0.12%
Total annual fund operating expenses	1.32%	1.32%	2.07%	1.12%	1.58%	1.28%	0.98%	0.92%	0.87%
Fee waiver and/or expense reimbursement(3)	0.12%	0.12%	0.12%	0.17%	0.08%	0.08%	0.08%	0.07%	0.07%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	1.20%	1.20%	1.95%	0.95%	1.50%	1.20%	0.90%	0.85%	0.80%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
Fees and expenses have been restated to reflect estimated amounts for the current fiscal year.

(3)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.20% (Class A), 1.20% (Class T), 1.95% (Class C), 0.95% (Class I), 1.50% (Class R3), 1.20% (Class R4), 0.90% (Class R5), 0.85% (Class Y) and 0.80% (Class F). This contractual arrangement will remain in effect until October 24, 2018 and shall renew automatically for one-year terms thereafter unless the Investment Manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc. In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, C, I, R3, R4, R5 and Y shares. This contractual arrangement will remain in effect until February 28, 2018 and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018.

47

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Class	Year 1	Year 3	Year 5	Year 10
A	$666	$934	$1,223	$2,043
T	$369	$646	$944	$1,790
C	$298	$637	$1,103	$2,391
I	$97	$339	$600	$1,348
R3	$153	$491	$853	$1,872
R4	$122	$398	$695	$1,538
R5	$92	$304	$534	$1,194
Y	$87	$286	$502	$1,125
F	$82	$271	$475	$1,066
You would pay the following expenses if you did not redeem your shares:
Share Class	Year 1	Year 3	Year 5	Year 10
A	$666	$934	$1,223	$2,043
T	$369	$646	$944	$1,790
C	$198	$637	$1,103	$2,391
I	$97	$339	$600	$1,348
R3	$153	$491	$853	$1,872
R4	$122	$398	$695	$1,538
R5	$92	$304	$534	$1,194
Y	$87	$286	$502	$1,125
F	$82	$271	$475	$1,066
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund normally invests at least 65% of its total assets in equity securities of companies located outside the United States and at least 80% of its assets in common and preferred stock and securities convertible into common stock, including derivative investments that provide exposure to such securities. The Fund’s sub-advisers, Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.,” together with SIMNA, the “Sub-Advisers”), attempt to invest broadly across regions and countries, including emerging market countries, though the Fund may, from time to time, invest more than 25% of its assets in any one country or group of countries. The Fund expects typically to invest in approximately forty to sixty companies at any one time and will typically invest a substantial portion of its assets in countries included in the MSCI EAFE Index. The Sub-Advisers rely on a fundamental, research-driven, bottom-up approach to identify issuers they believe offer the potential for capital growth. The Sub-Advisers consider factors such as a company’s potential for above average earnings growth, a security’s attractive relative valuation, whether a company has proprietary advantages, and certain environmental, social and governance criteria. The Fund may invest in common and preferred stocks, convertible securities and warrants of companies of any market capitalization.
48

PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk −The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.
Mid Cap and Small Cap Securities Risk −Investments in small capitalization and mid capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
49

The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Performance information prior to October 24, 2016 for Class A shares reflects the historical performance, fees and expenses of the then-existing Advisor Class shares of the Schroder International Alpha Fund (the “Predecessor Fund”). Class C, Class R3, Class R4, Class R5 and Class Y shares commenced operations on October 24, 2016. Performance information prior to October 24, 2016 for Class C, Class I, Class R3, Class R4, Class R5, and Class Y shares reflects the performance, fees and expenses of the Predecessor Fund’s Investor Class shares. As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations and performance is that of the Fund’s Class I shares. SIMNA and SIMNA Ltd. served as the investment manager and sub-adviser, respectively, to the Predecessor Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Would be different if the Fund’s fees and expenses were reflected for periods prior to October 24, 2016

•
Would be lower if the Predecessor Fund's and the Fund's operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 27.48% (2nd quarter, 2009)     Lowest -23.68% (4th quarter, 2008)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two broad-based market indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes and are shown only for Class A shares. After-tax returns will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
50

Average annual total returns for periods ending December 31, 2016 (including sales charges)*
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	-6.98%	4.49%	0.55%
– After Taxes on Distributions	-7.09%	4.20%	0.37%
– After Taxes on Distributions and Sale of Fund Shares	-3.48%	3.64%	0.57%
Share Classes (Return Before Taxes)
Class T	-4.01%	5.15%	0.87%
Class C	-2.51%	5.91%	1.35%
Class I	-1.36%	5.95%	1.37%
Class R3	-1.48%	5.92%	1.36%
Class R4	-1.42%	5.94%	1.36%
Class R5	-1.36%	5.95%	1.37%
Class Y	-1.35%	5.95%	1.37%
Class F	-1.36%	5.95%	1.37%
MSCI EAFE Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	1.00%	6.53%	0.75%
MSCI EAFE Index (Gross) (reflects no deduction for fees, expenses or taxes)	1.51%	7.02%	1.22%
*
Effective March 1, 2017, the Fund changed its benchmark from the MSCI EAFE Index (Gross) to the MSCI EAFE Index (Net) because the Investment Manager believes that the net version of the benchmark better reflects potential tax consequences for the Fund.

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Schroder Investment Management North America Inc. and its secondary sub-adviser is Schroder Investment Management North America Limited.
Portfolio Manager	Title	Involved with Fund Since
Simon Webber, CFA	Portfolio Manager	2010
James Gautrey, CFA	Portfolio Manager	2014
Purchase and sale of fund shares. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
51

TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
52

Hartford Schroders International Multi-Cap Value Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” section beginning on page 101 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 80 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	2.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses(2) (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	C	I	R3	R4	R5	Y	F
Management fees	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	None	0.50%	0.25%	None	None	None
Total other expenses	0.13%	0.13%	0.13%	0.12%	0.27%	0.22%	0.17%	0.11%	0.06%
Administrative services fee	None	None	None	None	0.20%	0.15%	0.10%	None	None
Other expenses	0.13%	0.13%	0.13%	0.12%	0.07%	0.07%	0.07%	0.11%	0.06%
Total annual fund operating expenses	1.15%	1.15%	1.90%	0.89%	1.54%	1.24%	0.94%	0.88%	0.83%
Fee waiver and/or expense reimbursement(3)	0.00%	0.00%	0.00%	0.00%	0.02%	0.02%	0.02%	0.01%	0.08%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	1.15%	1.15%	1.90%	0.89%	1.52%	1.22%	0.92%	0.87%	0.75%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
Fees and expenses have been restated to reflect estimated amounts for the current fiscal year.

(3)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.15% (Class A), 1.15% (Class T), 1.97% (Class C), 0.90% (Class I), 1.52% (Class R3), 1.22% (Class R4), 0.92% (Class R5), 0.87% (Class Y) and 0.75% (Class F). This contractual arrangement will remain in effect until October 24, 2018. In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, C, I, R3, R4, R5 and Y shares. This contractual arrangement will remain in effect until February 28, 2018 and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018.

53

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$661	$895	$1,148	$1,871
T	$364	$606	$867	$1,613
C	$293	$597	$1,026	$2,222
I	$91	$284	$493	$1,096
R3	$155	$484	$838	$1,833
R4	$124	$391	$679	$1,498
R5	$94	$298	$518	$1,153
Y	$89	$280	$487	$1,083
F	$77	$257	$453	$1,018
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$661	$895	$1,148	$1,871
T	$364	$606	$867	$1,613
C	$193	$597	$1,026	$2,222
I	$91	$284	$493	$1,096
R3	$155	$484	$838	$1,833
R4	$124	$391	$679	$1,498
R5	$94	$298	$518	$1,153
Y	$89	$280	$487	$1,083
F	$77	$257	$453	$1,018
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund normally invests at least 80% of its total assets in a diversified portfolio of equity securities, or derivative investments that provide exposure to equity securities, of companies located outside of the United States that the Fund’s sub-advisers, Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.,” together with SIMNA, the “Sub-Advisers”), consider to offer attractive valuations. The Fund invests in a variety of countries throughout the world including emerging market countries and may, from time to time, invest more than 25% of its assets in any one country or group of countries. The Fund may invest in companies of any market capitalization. The Sub-Advisers apply a proprietary quantitative investment analysis that seeks to capture the high returns historically available from value stocks. The Sub-Advisers do not consider benchmark weights when they construct the Fund’s portfolio. The Sub-Advisers believe that indices weighted by market-capitalization reflect a natural bias toward expensive stocks and geographic regions, and that, by contrast, a “bottom-up” approach to portfolio construction, not constrained by reference to a specific benchmark or index, may uncover less expensive stocks offering better investment value. The Sub-Advisers seek to select relatively inexpensive stocks of issuers located anywhere in the world based on an evaluation of a number of valuation metrics including: dividends, cash-flow, earnings, sales and asset-based measures. There is also a focus on high quality companies within this universe defined using metrics including: profitability, stability, financial strength, and management quality. Geographic and sector allocations are principally the result of this selection. The Sub-Advisers may also consider certain environmental, social and governance criteria. The
54

Fund may invest in common and preferred stocks, convertible securities and warrants. The Fund may also invest in real estate investment trusts (“REITs”).
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk −The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.
Quantitative Investing Risk −The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns.
Mid Cap and Small Cap Securities Risk −Investments in small capitalization and mid capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Real Estate Related Securities Risks −In addition to general market risk, the main risk of real estate related securities is that the value of the underlying real estate may go down due, among other factors, to the strength of the general and local economies, the amount of new construction in a particular area, the laws and regulations affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. The real estate industry is particularly sensitive to economic downturns. If the Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.
55

Active Trading Risk −Active trading could increase the Fund's transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Value Investing Style Risk −Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Performance information prior to October 24, 2016 for Class A and Class I shares reflects the historical performance, fees and expenses of the then-existing Advisor and Investor Class shares, respectively, of the Schroder International Multi-Cap Value Fund (the “Predecessor Fund”). Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on October 24, 2016. Performance information prior to October 24, 2016 for Class C, Class R3, Class R4, Class R5, and Class Y shares reflects the performance, fees and expenses of the Predecessor Fund’s Investor Class shares. As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations and performance is that of the Fund’s Class I shares. SIMNA and SIMNA Ltd. served as the investment manager and sub-adviser, respectively, to the Predecessor Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Would be different if the Fund’s fees and expenses were reflected for periods prior to October 24, 2016

•
Would be lower if the Predecessor Fund's and the Fund's operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

56

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 36.08% (2nd quarter, 2009)     Lowest -23.06% (4th quarter, 2008)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of four broad-based market indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes and are shown only for Class A shares. After-tax returns will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2016 (including sales charges)*
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	2.53%	5.60%	2.16%
– After Taxes on Distributions	2.29%	4.41%	1.02%
– After Taxes on Distributions and Sale of Fund Shares	2.01%	4.16%	1.60%
Share Classes (Return Before Taxes)
Class T	5.74%	6.27%	2.47%
Class C	7.50%	7.02%	2.95%
Class I	8.80%	7.08%	2.98%
Class R3	8.66%	7.05%	2.97%
Class R4	8.72%	7.06%	2.97%
Class R5	8.79%	7.07%	2.98%
Class Y	8.81%	7.08%	2.98%
Class F	8.80%	7.08%	2.98%
MSCI All Country World ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	4.50%	5.00%	0.96%
MSCI All Country World ex USA Value Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	5.01%	5.48%	1.42%
MSCI All Country World ex USA Index (Gross) (reflects no deduction for fees, expenses or taxes)	8.92%	4.58%	0.34%
MSCI All Country World ex USA Value Index (Gross) (reflects no deduction for fees, expenses or taxes)	9.59%	5.17%	0.91%
*
Effective March 1, 2017, the Fund changed its benchmarks from the MSCI All Country World ex USA Index (Gross) and MSCI All Country World ex USA Value Index (Gross) to the MSCI All Country World ex USA Index (Net) and MSCI All Country World ex USA Value Index (Net), respectively, because the Investment Manager believes that the net version of these benchmarks better reflects potential tax consequences for the Fund.

57

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Schroder Investment Management North America Inc. and its secondary sub-adviser is Schroder Investment Management North America Limited.
Portfolio Manager	Title	Involved with Fund Since
Justin Abercrombie	Portfolio Manager	2006
Stephen Langford, CFA	Portfolio Manager	2011
Michael O’Brien	Portfolio Manager	2016
Purchase and sale of fund shares. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
58

Hartford Schroders US Small Cap Opportunities Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks capital appreciation.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” section beginning on page 101 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 80 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	2.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses(2) (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	C	I	R3	R4	R5	Y	F
Management fees	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	None	0.50%	0.25%	None	None	None
Total other expenses	0.14%	0.14%	0.14%	0.12%	0.29%	0.24%	0.19%	0.13%	0.08%
Administrative services fee	None	None	None	None	0.20%	0.15%	0.10%	None	None
Other expenses	0.14%	0.14%	0.14%	0.12%	0.09%	0.09%	0.09%	0.13%	0.08%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses	1.30%	1.30%	2.05%	1.03%	1.70%	1.40%	1.10%	1.04%	0.99%
Fee waiver and/or expense reimbursement(3)	0.00%	0.00%	0.00%	0.00%	0.04%	0.04%	0.04%	0.03%	0.03%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	1.30%	1.30%	2.05%	1.03%	1.66%	1.36%	1.06%	1.01%	0.96%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
Fees and expenses have been restated to reflect estimated amounts for the current fiscal year.

(3)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.35% (Class A), 1.35% (Class T), 2.10% (Class C), 1.10% (Class I), 1.65% (Class R3), 1.35% (Class R4), 1.05% (Class R5), 1.00% (Class Y) and 0.95% (Class F). This contractual arrangement will remain in effect until October 24, 2018 and shall renew automatically for one-year terms thereafter unless the Investment Manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc. In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, C, I, R3, R4, R5 and Y shares. This contractual arrangement will remain in effect until February 28, 2018 and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018.

59

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$675	$939	$1,224	$2,031
T	$379	$652	$945	$1,779
C	$308	$643	$1,103	$2,379
I	$105	$328	$569	$1,259
R3	$169	$532	$919	$2,005
R4	$138	$439	$762	$1,676
R5	$108	$346	$602	$1,337
Y	$103	$328	$571	$1,268
F	$98	$312	$544	$1,210
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$675	$939	$1,224	$2,031
T	$379	$652	$945	$1,779
C	$208	$643	$1,103	$2,379
I	$105	$328	$569	$1,259
R3	$169	$532	$919	$2,005
R4	$138	$439	$762	$1,676
R5	$108	$346	$602	$1,337
Y	$103	$328	$571	$1,268
F	$98	$312	$544	$1,210
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund expects under current market conditions to invest primarily in equity securities of small capitalization companies, although it may also invest in micro-capitalization companies or larger companies. The Fund normally invests at least 80% of its assets in securities of small capitalization companies located in the United States. The Fund’s sub-adviser, Schroder Investment Management North America Inc. (“SIMNA” or the “Sub-Adviser”), seeks to identify securities that it believes offer the potential for capital appreciation, based on novel, superior, or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures, or new management, or other factors. The Fund may invest in common and preferred stocks, convertible securities, and warrants, as well as in over-the-counter securities. The Fund may also invest in securities issued in initial public offerings (“IPOs”) and real estate investment trusts (“REITs”).
The Fund currently defines small capitalization companies as companies with a market capitalization within the collective range of the Russell 2000 Index and the MSCI USA Small Cap Index. As of December 30, 2016, this range was approximately $21 million to $10.3 billion. The market capitalization range of the Russell 2000 Index and the MSCI USA Small Cap Index changes over time.
60

PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Small Cap Securities Risk −Investments in small capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions. Securities purchased in IPOs have no trading history, limited issuer information and potentially increased volatility.
Real Estate Related Securities Risks −In addition to general market risk, the main risk of real estate related securities is that the value of the underlying real estate may go down due, among other factors, to the strength of the general and local economies, the amount of new construction in a particular area, the laws and regulations affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. The real estate industry is particularly sensitive to economic downturns. If the Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.
Liquidity Risk −The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Performance information prior to October 24, 2016 for Class A shares reflects the historical performance, fees and expenses of the then-existing Advisor Class shares of the Schroder U.S. Opportunities Fund (the “Predecessor Fund”). Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on October 24, 2016. Performance information prior to October 24, 2016 for Class C, Class I, Class R3, Class R4, Class R5, and Class Y shares reflects the performance, fees and expenses of the Predecessor Fund’s Investor Class shares. As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations and performance is that of the Fund’s Class I shares. SIMNA served as the investment manager to the Predecessor Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

61

•
Would be different if the Fund’s fees and expenses were reflected for periods prior to October 24, 2016

•
Would be lower if the Predecessor Fund's and the Fund's operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 19.60% (2nd quarter, 2009)     Lowest -23.16% (4th quarter, 2008)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes and are shown only for Class A shares. After-tax returns will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2016 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	12.52%	12.49%	7.50%
– After Taxes on Distributions	11.05%	9.89%	6.00%
– After Taxes on Distributions and Sale of Fund Shares	8.30%	9.54%	5.83%
Share Classes (Return Before Taxes)
Class T	16.09%	13.20%	7.84%
Class C	18.09%	14.04%	8.37%
Class I	19.35%	14.09%	8.39%
Class R3	19.21%	14.06%	8.38%
Class R4	19.28%	14.07%	8.39%
Class R5	19.35%	14.08%	8.39%
Class Y	19.36%	14.09%	8.39%
Class F	19.35%	14.09%	8.39%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	21.31%	14.46%	7.07%
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MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Schroder Investment Management North America Inc.
Portfolio Manager	Title	Involved with Fund Since
Jenny B. Jones	Portfolio Manager	2003
Purchase and sale of fund shares. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
63

Hartford Schroders US Small/Mid Cap Opportunities Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks capital appreciation.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges are Calculated” section beginning on page 101 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 80 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	2.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses(2) (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	T	C	I	R3	R4	R5	Y	F
Management fees	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	None	0.50%	0.25%	None	None	None
Total other expenses	0.14%	0.14%	0.14%	0.13%	0.27%	0.22%	0.17%	0.11%	0.06%
Administrative services fee	None	None	None	None	0.20%	0.15%	0.10%	None	None
Other expenses	0.14%	0.14%	0.14%	0.13%	0.07%	0.07%	0.07%	0.11%	0.06%
Acquired fund fees and expenses	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total annual fund operating expenses	1.26%	1.26%	2.01%	1.00%	1.64%	1.34%	1.04%	0.98%	0.93%
Fee waiver and/or expense reimbursement(3)	0.00%	0.00%	0.00%	0.00%	0.02%	0.02%	0.02%	0.01%	0.01%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	1.26%	1.26%	2.01%	1.00%	1.62%	1.32%	1.02%	0.97%	0.92%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
Fees and expenses have been restated to reflect estimated amounts for the current fiscal year.

(3)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.30% (Class A), 1.30% (Class T), 2.05% (Class C), 1.05% (Class I), 1.60% (Class R3), 1.30% (Class R4), 1.00% (Class R5), 0.95% (Class Y) and 0.90% (Class F). This contractual arrangement will remain in effect until October 24, 2018 and shall renew automatically for one-year terms thereafter unless the Investment Manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc. In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, C, I, R3, R4, R5 and Y shares. This contractual arrangement will remain in effect until February 28, 2018 and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018.

64

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$671	$928	$1,204	$1,989
T	$375	$640	$924	$1,735
C	$304	$630	$1,083	$2,338
I	$102	$318	$552	$1,225
R3	$165	$515	$890	$1,942
R4	$134	$423	$732	$1,611
R5	$104	$329	$572	$1,269
Y	$99	$311	$541	$1,200
F	$94	$295	$514	$1,142
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$671	$928	$1,204	$1,989
T	$375	$640	$924	$1,735
C	$204	$630	$1,083	$2,338
I	$102	$318	$552	$1,225
R3	$165	$515	$890	$1,942
R4	$134	$423	$732	$1,611
R5	$104	$329	$572	$1,269
Y	$99	$311	$541	$1,200
F	$94	$295	$514	$1,142
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund normally invests principally in equity securities and will normally invest at least 80% of its assets in securities of companies considered by the Fund’s sub-adviser, Schroder Investment Management North America Inc. (“SIMNA” or the “Sub-Adviser”), at the time to be small or mid cap companies located in the United States. The Fund may also invest in equity securities of micro cap companies or larger companies if the Sub-Adviser believes they offer the potential for capital appreciation. The Sub-Adviser seeks to identify securities that it believes offer the potential for capital appreciation, based on novel, superior or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures or new management, or other factors. The Fund may invest in common and preferred stocks, convertible securities and warrants, as well as in over-the-counter securities. The Fund may also invest in securities issued in initial public offerings (“IPOs”) and real estate investment trusts (“REITs”).
The Sub-Adviser currently defines small or mid cap companies as companies with a market capitalization within the collective range of the Russell 2500 Index and the MSCI USA SMID Cap Index. As of December 30, 2016, this range was approximately $21 million to $22.4 billion. The market capitalization range of the Russell 2500 Index and the MSCI USA SMID Cap Index changes over time.
65

PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Mid Cap and Small Cap Securities Risk −Investments in small capitalization and mid capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions. Securities purchased in IPOs have no trading history, limited issuer information and potentially increased volatility.
Real Estate Related Securities Risks −In addition to general market risk, the main risk of real estate related securities is that the value of the underlying real estate may go down due, among other factors, to the strength of the general and local economies, the amount of new construction in a particular area, the laws and regulations affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. The real estate industry is particularly sensitive to economic downturns. If the Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.
Liquidity Risk −The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Performance information prior to October 24, 2016 for Class A and Class I shares reflects the historical performance, fees and expenses of the then-existing Advisor and Investor Class shares, respectively, of the Schroder U.S. Small and Mid Cap Opportunities Fund (the “Predecessor Fund”). Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on October 24, 2016. Performance information prior to October 24, 2016 for Class C, Class R3, Class R4, Class R5, and Class Y shares reflects the performance, fees and expenses of the Predecessor Fund’s Investor Class shares. As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced
66

operations and performance is that of the Fund’s Class I shares. SIMNA served as the investment manager to the Predecessor Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Would be different if the Fund’s fees and expenses were reflected for periods prior to October 24, 2016

•
Would be lower if the Predecessor Fund's and the Fund's operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 18.56% (2nd quarter, 2009)     Lowest -21.13% (4th quarter, 2008)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes and are shown only for Class A shares. After-tax returns will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2016 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	11.45%	13.31%	8.22%
– After Taxes on Distributions	11.02%	10.11%	6.47%
– After Taxes on Distributions and Sale of Fund Shares	6.85%	9.83%	6.23%
Share Classes (Return Before Taxes)
Class T	14.97%	14.02%	8.57%
Class C	17.06%	14.86%	9.10%
Class I	18.36%	14.92%	9.13%
Class R3	18.20%	14.89%	9.11%
Class R4	18.20%	14.89%	9.11%
Class R5	18.36%	14.92%	9.13%
Class Y	18.37%	14.92%	9.13%
Class F	18.36%	14.92%	9.13%
Russell 2500 Index (reflects no deduction for fees, expenses or taxes)	17.59%	14.54%	7.69%
67

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Schroder Investment Management North America Inc.
Portfolio Manager	Title	Involved with Fund Since
Jenny B. Jones	Portfolio Manager	2006
Purchase and sale of fund shares. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
68

Additional Information Regarding Investment Strategies and Risks
Additional information regarding the principal investment strategy and other investment policies for each of Hartford Schroders Emerging Markets Debt and Currency Fund (the “Emerging Markets Debt and Currency Fund”), Hartford Schroders Tax-Aware Bond Fund (the “Tax-Aware Bond Fund”), Hartford Schroders Emerging Markets Equity Fund (the “Emerging Markets Equity Fund”), Hartford Schroders Emerging Markets Multi-Sector Bond Fund (the “Emerging Markets Multi-Sector Bond Fund”), Hartford Schroders Income Builder Fund (the “Income Builder Fund”), Hartford Schroders Global Strategic Bond Fund (the “Global Strategic Bond Fund”), Hartford Schroders International Stock Fund (the “International Stock Fund”), Hartford Schroders International Multi-Cap Value Fund (the “International Multi-Cap Value Fund”), Hartford Schroders US Small Cap Opportunities Fund (the “US Small Cap Opportunities Fund”) and Hartford Schroders US Small/Mid Cap Opportunities Fund (the “US Small/Mid Cap Opportunities Fund”) (each, a “Fund,” and collectively, the “Funds”) is provided below.
Emerging Markets Debt and Currency Fund
The Fund seeks to generate positive total returns over the long term regardless of market conditions. The Fund seeks to achieve this objective by investing principally in emerging market debt ("EMD") securities and in currencies of countries anywhere in the world (including the U.S. dollar) and other investments providing exposures to those markets and currencies. EMD securities include debt securities issued by emerging market country sovereign issuers; debt securities issued by government agencies and instrumentalities and regional and local governmental issuers in emerging market countries; and debt securities of companies organized in emerging market countries or that the Fund’s Sub-Advisers determine to have at least 50% of their assets in one or more emerging market countries or to derive at least 50% of their revenues or profits from one or more emerging market countries. EMD securities may be denominated in local emerging market currencies or in non-emerging market currencies, including the U.S. dollar. The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by the Sub-Advisers to be of comparable quality (so-called “junk bonds”). The Fund will seek to achieve a positive total return in all market conditions and will not seek to outperform a specific securities benchmark. The Fund may invest in securities of any maturity or duration.
The Fund may enter into a variety of derivatives transactions. The Fund may buy or sell interest rate derivatives, such as currency futures contracts, interest rate swaps and forward contracts, to hedge against interest rate risk, to adjust the duration of the Fund’s portfolio, or generally in an attempt to increase the Fund’s return. The Fund may also enter into currency futures contracts, forward contracts, options, and swaps for hedging purposes or in connection with the settlement of portfolio transactions.
In seeking to identify investments for the Fund, the Sub-Advisers perform fundamental research on global and regional market conditions, specific countries, and specific issuers. Based on this analysis, the Sub-Advisers seek not only to identify investments presenting the potential for attractive returns, but also to understand in detail the risk posed by each investment. The Fund will allocate its assets actively among different EMD securities, other debt securities, and emerging market and non-emerging market currency and cash positions in response to changing market conditions. The Fund’s currency investments may result in the Fund holding substantial cash investments (in any currency, including the U.S. dollar). The Fund will use cash strategically, potentially building its cash position when the Sub-Advisers believe that attractive investments for the Fund are not available or when the Sub-Advisers believe a relatively large cash position will help ensure that the Fund will be able to invest in attractive new opportunities as they become available. The Fund may gain market or currency exposures by holding cash positions or through notional or derivative transactions (such as currency futures contracts, forward contracts, options and swaps). The Fund may also seek to gain exposure to a market or currency by investments in debt securities denominated in such a currency, if the Sub-Advisers determine that those securities provide an effective substitute for investment directly in the market or currency. The Fund may have a substantial exposure to the U.S. dollar (up to 100% of the Fund’s assets).
The Fund, under normal circumstances, will invest at least 80% of its assets in a combination of EMD securities and investments intended to provide exposure to currencies around the world, including securities and currencies of emerging market countries and currencies of countries other than emerging market countries, including the United States. The Fund may invest in debt obligations of governmental or private issuers located anywhere in the world. The Fund currently expects to invest at least 60% of its assets in EMD securities and investments providing exposure to emerging markets and emerging market currencies. For purposes of the 80% requirement and the 60% calculation described above, the Fund will include among its investments in emerging markets and currencies its exposures to emerging markets and currencies under derivatives contracts, such as forward foreign currency contracts or similar instruments. The Fund is a non-diversified mutual fund, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
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Tax-Aware Bond Fund
The Fund seeks to achieve its investment objective by investing in a diversified portfolio of fixed income debt instruments of varying maturities. Under normal circumstances, the Fund invests at least 80% of its assets in U.S. dollar-denominated, investment-grade fixed income debt instruments. Fixed income debt instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. “Total return” consists of income earned on the Fund’s investments, plus capital appreciation, if any.
The fixed income debt instruments in which the Fund may invest include securities issued or guaranteed by the U.S. government and its agencies, government-sponsored enterprise securities, corporate bonds, mortgage-backed securities (including “to be announced” or “TBA” transactions), asset-backed securities, municipal securities, sovereign debt and debt securities issued by supranational organizations. They may pay fixed, variable, or floating interest rates. “Investment-grade” securities are securities that are rated by at least one major rating agency in one of its top four rating categories, or, if unrated, are determined by the Fund’s Sub-Adviser to be of similar quality, at the time of purchase. In the case of a split rated security (that is, two or more rating agencies give a security different ratings), the average rating shall apply. The Fund may invest without limit in U.S. dollar denominated foreign securities. The Fund may also invest a portion of its assets in cash and cash equivalents.
The Fund may invest in fixed income securities of any maturity or duration. The Fund’s effective duration may vary over time depending on the Sub-Adviser’s assessment of market and economic conditions and other factors. Duration is a measure of a bond price’s sensitivity to a given change in interest rates; effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on pre-payment rates. Generally, the higher a bond’s duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.
In seeking to achieve the Fund’s investment objective, the Sub-Adviser employs a tax-aware investing strategy that attempts to realize total return for shareholders, primarily in the form of current income and price appreciation, by balancing investment considerations and tax considerations. The Sub-Adviser allocates the Fund’s assets among taxable and tax-exempt investments with no limitation on the amount of assets that may be invested in either category. The Fund is eligible to pay “exempt-interest dividends” only if 50% of the value of its total assets is invested in tax-exempt securities at the end of each quarter of its taxable year. At times, the Fund’s investments in municipal securities may be substantial depending on the Sub-Adviser’s outlook on the market. In particular, the Fund may invest more than 25% of its total assets in municipal securities of issuers in each of California, New York and Texas.
It is important to understand that the Fund is not limited to investing solely in assets that generate tax-exempt income and may make both taxable and tax-exempt distributions to shareholders. Among the techniques and strategies used by the Fund in seeking tax-efficient management are the following: investing in municipal securities, the interest from which is exempt from federal income tax (but not necessarily the federal AMT or state income tax); investing in taxable securities where after-tax valuation is favorable; attempting to minimize net realized short-term capital gain; and employing a long-term approach to investing. When making investment decisions for the Fund, the Sub-Adviser takes into consideration the maximum federal tax rates.
The Fund’s decision to purchase or sell a security or make investments in a particular sector is based on relative value considerations. In analyzing the relative attractiveness of a particular security or sector, the Sub-Adviser assesses an issue’s historical relationships to other bonds, technical factors including supply and demand and fundamental risk and reward relationships. When making decisions to purchase or sell a security, the Sub-Adviser also considers a number of factors including sector exposures, interest rate duration, yield and the relationship between yields and maturity dates. The importance of these and other factors that the Sub-Adviser considers when purchasing and selling securities for the Fund changes with changes in the markets. Sector allocation and individual security decisions are made independent of sector and security weightings in the benchmark.
As part of its tax-aware strategy, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss.
The Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective. In addition, the Fund may engage actively in transactions involving derivatives. Derivative transactions may include exchange-traded or over-the-counter derivatives, such as swap contracts (including interest rate swaps, total return swaps, and credit default swaps), futures contracts, options on futures, and foreign currency exchange transactions (including currency futures, forwards, and option transactions). The Fund will normally use derivatives to supplement the effective management of its duration profile, to gain exposure to particular securities or markets, in connection with hedging transactions, or for purposes of efficient portfolio management, including managing cash flows or as part of the Fund’s risk management process.
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Emerging Markets Equity Fund
The Fund normally invests at least 80% of its assets in equity securities of  “emerging market” companies. The Fund’s Sub-Advisers currently consider “emerging market” companies to be issuers listed or domiciled in, deriving a substantial portion of their revenues from, or having a substantial portion of their assets in emerging markets. A company derives a substantial portion of its revenues from, or has a substantial portion of its assets in, emerging markets if the Sub-Advisers determine that the issuer derives more than 50% of its revenues from, or has more than 50% of its assets in, one or more emerging market countries. The Fund will typically seek to allocate its investments among a number of different emerging market countries. Although there is no percentage limit on investments in any one emerging market country, the Sub-Advisers will refer to the country allocation of the Fund’s benchmark index as a guide along with their top-down, quantitative country model, when making allocation decisions. The Fund invests in countries and companies that the Sub-Advisers believe offer the potential for capital growth. The Sub-Advisers consider factors such as a company’s potential for above average earnings growth, a security’s attractive relative valuation, whether a company has proprietary advantages, and certain environmental, social and governance criteria. The Fund may invest in common and preferred stocks (or units of ordinary and preference shares), equity-linked notes, convertible securities, warrants and depositary receipts of companies of any size market capitalization. The Fund may also invest in securities issued in initial public offerings ("IPOs"). The Fund may use structured notes, swap transactions, index futures, and other derivative instruments in pursuing its principal investment strategies. In addition, the Fund may invest in other investment companies, such as open-end funds, closed-end funds and exchange-traded funds ("ETFs"), including affiliated investment companies. The Fund may hedge some of its foreign currency exposure back into the U.S. dollar, although it does not normally expect to do so.
Emerging Markets Multi-Sector Bond Fund
Under normal circumstances, the Fund will invest at least 80% of its assets in bonds of issuers located in emerging market countries. Bonds in which the Fund may invest may be obligations of governments or government agencies or instrumentalities, supra-national issuers, or corporate issuers. Such bonds may pay fixed, variable, or floating interest rates and may include government securities, debt securities of corporations, asset-backed securities, mortgage-backed securities, zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, including credit-linked notes and hybrid or “indexed” securities, event-linked bonds, and loan participations, delayed funding loans and revolving credit facilities, and short-term investments. The value of the Fund’s investments in derivatives or other synthetic instruments described below that provide exposure comparable, in the judgment of the Fund’s Sub-Adviser, to investments in bonds may be counted toward satisfaction of the 80% policy described above. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers.
The Fund’s assets will be allocated actively among sectors within the fixed-income market based on the Sub-Adviser's assessment of their relative values and the risks and rewards they present. In selecting investments for the Fund, the Sub-Adviser seeks to identify bonds that offer what it considers the best possible risk/reward profile. The Fund generally sells securities in order to take advantage of investments in other securities offering what the Sub-Adviser believes is the potential for more attractive return of capital growth and income. Securities may be denominated in emerging market currencies, in the U.S. dollar, or in other developed-market currencies, depending on the Sub-Adviser’s view of the relative values and risks of investments in the various currencies. The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by the Sub-Adviser to be of comparable quality (so-called “junk bonds”). The Fund may invest in debt securities of any maturity or duration. The Sub-Adviser’s investment process may result in frequent trading of the Fund’s portfolio securities. The Fund may invest up to 20% of its assets in asset-backed and mortgage-backed securities.
Emerging market countries include countries that the Fund’s Sub-Adviser considers to be emerging market countries based on its evaluation of their level of economic development or the size and experience of their securities markets. Countries considered by the Fund’s Sub-Adviser not to be emerging market countries include: the United States, Canada, the United Kingdom, Denmark, Sweden, Norway, Switzerland, Japan, Australia, New Zealand, and certain countries within the Euro zone. The Fund will consider an issuer to be located in an emerging market country if it is organized under the laws of an emerging market country, if it is domiciled in an emerging market country, if its securities are principally traded in an emerging market country, or if the Sub-Adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from one or more emerging market countries.
The Fund may enter into exchange-traded or over-the-counter derivatives transactions that generally consist of futures contracts, options on futures, and swap contracts (including interest rate swaps, total return swaps, and credit default swaps). The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions including currency futures, forwards, and option transactions. The Fund may (but will not be required to) enter into any of these transactions to hedge various risks such as credit risk, interest rate risk, currency risk, and
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liquidity risk; take a net long or short position in certain investments or markets; provide liquidity in the Fund; equitize cash; minimize transaction costs; generate income; adjust the Fund’s sensitivity to interest rate risk, currency risk, or other risk; replicate certain direct investments; and for asset and sector allocation purposes. The Fund may invest in warrants or options to purchase debt securities, equity securities, or commodities. The Fund is a non-diversified mutual fund, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
Income Builder Fund
The Fund seeks income and capital growth by investing primarily in a diversified portfolio of U.S. and non-U.S. equity and fixed income securities that the Fund’s Sub-Advisers believe offer attractive yields backed by strong fundamentals. The Sub-Advisers actively allocate the Fund’s investments among various asset classes, regions, and sectors in response to changing market, economic, and political factors and events that the Sub-Advisers believe may affect the relative levels of income available. The Sub-Advisers also consider the potential for capital growth from investments in the different asset classes, and the risks of investments in those asset classes. The Fund may invest in companies of any size market capitalization.
The Fund invests primarily in securities of issuers located in a number of countries around the world, including emerging markets and the United States. Every asset class is reviewed on an ongoing basis by the Sub-Advisers to determine whether it provides the opportunity to enhance performance or to reduce risk. Exposure to different asset classes and strategies will vary over time, in response to changes in the Sub-Advisers’ assessment of changing market, economic, and political factors and events that the Sub-Advisers believe may impact the value of the Fund’s investments. The Fund may seek to hedge against adverse changes in the values of the currencies in which its investments are denominated, although it will not be required to do so.
The Fund may invest in fixed income securities to an unlimited extent. Fixed income securities in which the Fund may invest may be obligations of governments or government agencies or instrumentalities, supra-national issuers, or corporate issuers. Fixed income securities may pay fixed, variable, or floating interest rates and may include asset-backed securities, mortgage-backed securities, zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, bank loans, loan participations, loan assignments, municipal securities, and other securities bearing fixed or variable interest rates of any maturity. The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by the Sub-Advisers to be of comparable quality (so-called “junk bonds”). The average duration of the Fund’s fixed income portfolio will vary based on the Sub-Advisers’ forecast for interest rates, and there are no limits on the Fund’s portfolio duration or average maturity. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. Generally, the higher a bond’s duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.
The investment processes used by the Sub-Advisers may result in frequent trading of the Fund’s portfolio securities. The Sub-Advisers may sell an investment for the Fund if they believe that the investment no longer offers attractive potential future returns compared to other investment opportunities or that it presents undesirable risks, or in an attempt to limit losses.
The Fund generally seeks to invest in high quality stocks with attractive yield characteristics and sustainable dividend payments to help establish a diversified and liquid portfolio. The Fund may invest in equity securities to an unlimited extent, including common stocks, preferred stocks, securities convertible into common and preferred stock, and non-convertible preferred stocks. The Fund may invest in securities of issuers in their IPOs. In addition to the equity and fixed income investments described above, the Fund may invest in hybrid securities and other alternative investments, such as real estate investment trusts ("REITs") and other property trusts, structured products, and MLPs. The Sub-Advisers will also invest in cash and cash equivalents strategically, potentially building the Fund’s cash position when the Sub-Advisers believe that attractive investments for the Fund are not available or when the Sub-Advisers believe that a relatively large cash position will help ensure that the Fund will be able to invest in attractive new opportunities as they become available.
The Fund’s Sub-Advisers generally will seek exposure to the asset classes described above by investing directly in securities and other investments or through the use of derivatives. The Fund may also invest in other investment companies or investment pools (including investment companies or pools managed or sponsored by the Investment Manager, the Sub-Advisers, or their affiliates). Such pools might include, for example, other open-end or closed-end investment companies, exchange-traded funds ("ETFs"), unit investment trusts, and domestic or foreign private investment pools.
The Fund may enter into exchange-traded or over-the-counter derivatives transactions that generally consist of futures contracts, options on futures, and swap contracts (including interest rate swaps, total return swaps, and credit default swaps). The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions including currency futures, forwards, and option transactions. The Fund may (but will not be required
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to) enter into any of these transactions to hedge various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; take a net long or short position in certain investments or markets; provide liquidity in the Fund; equitize cash; minimize transaction costs; generate income; adjust the Fund’s sensitivity to interest rate risk, currency risk, or other risk; replicate certain direct investments; and for asset and sector allocation purposes. The Fund may invest in warrants or options to purchase debt securities, equity securities, or commodities.
Global Strategic Bond Fund
The Fund seeks total return by investing principally in fixed income securities of issuers located anywhere in the world that the Fund’s Sub-Advisers believe offer the potential for income, capital appreciation, or both. Fixed income securities in which the Fund may invest may be obligations of governments or government agencies or instrumentalities, supra-national issuers, or corporate issuers. Fixed income securities may pay fixed, variable, or floating interest rates and may include asset-backed securities, mortgage-backed securities, zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, bank loans, loan participations, loan assignments, municipal securities, and other securities bearing fixed or variable interest rates of any maturity. Under normal circumstances, the Fund will invest at least 80% of its assets in fixed income securities. The value of the Fund’s investments in derivatives that provide exposure comparable, in the judgment of the Sub-Advisers, to investments in fixed income securities may be counted toward satisfaction of the 80% policy described above.
The Fund invests primarily in securities of issuers located in a number of countries around the world, including emerging markets and the United States. The Fund may seek to hedge against adverse changes in the values of the currencies in which its investments are denominated, although it will not be required to do so. The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by the Fund’s Sub-Advisers to be of comparable quality (so-called “junk bonds”). In addition, the Fund may invest a majority of its assets in asset-backed and mortgage-backed securities. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers.
The Sub-Advisers will allocate the Fund’s assets among issuers, types of securities, industries, interest rates, and geographical regions based on an assessment of the relative values and the risks and rewards these potential investments present. The allocation of the Fund’s assets to different sectors and issuers will change over time, sometimes rapidly, and the Fund may invest without limit in a single sector or a small number of sectors of the fixed income universe. The average duration of the Fund will vary based on the Sub-Advisers’ assessment of market and economic factors and other considerations. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. Generally, the higher a bond’s duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.
The investment processes used by the Fund may result in frequent trading of the Fund’s portfolio securities. The Sub-Advisers may sell an investment for the Fund if they believe that the investment no longer offers attractive potential future returns compared to other investment opportunities or that it presents undesirable risks, or in an attempt to limit losses. The Sub-Advisers may also allocate assets in cash and cash equivalents strategically, potentially building the Fund’s cash position when the Sub-Advisers believe that attractive investments for the Fund are not available or when the Sub-Advisers believe that a relatively large cash position will help ensure that the Fund will be able to invest in attractive new opportunities as they become available.
The Sub-Advisers may use derivatives actively in managing the Fund, including without limitation, foreign currency exchange transactions (including currency futures, forwards, and option transactions), swap contracts (including interest rate swaps, total return swaps, and credit default swaps), futures contracts and options on futures. The Fund may (but will not be required to) enter into any of these transactions to generate income; replicate certain direct investments; take a net long or short position in certain investments or markets; hedge various risks such as credit risk, interest rate risk, currency risk, and liquidity risk (although the Fund is not required to enter into hedging transactions); provide liquidity in the Fund; equitize cash; minimize transaction costs; adjust the Fund’s sensitivity to interest rate risk, currency risk, or other risk; and for asset and sector allocation purposes. The Fund may invest in warrants or options to purchase debt securities or equity securities.
The Fund may implement short positions, including through the use of derivative instruments, such as swaps or futures, or through short sales of instruments that are eligible investments for the Fund. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price in the future in anticipation that the asset’s value will decrease between the time the position is established and the agreed date of sale.
The Fund will normally hold investments in a number of different countries around the world. Under normal circumstances, at least 40% (and normally not less than 30%) of the Fund’s net assets will be invested in or exposed to foreign securities or derivative instruments with exposure to foreign securities of at least three different countries outside the United States. Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters
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is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency. The Fund’s investments in derivative securities, exchange-traded funds (ETFs) and exchange traded notes (ETNs) will be considered to be “foreign” if the underlying assets represented by the investment are determined to be foreign using the foregoing criteria. The Fund is a non-diversified mutual fund, which means that it may invest its assets in a smaller number of issuers than a diversified fund. The Fund may trade investments actively.
International Stock Fund
The Fund normally invests at least 65% of its total assets in equity securities of companies located outside the United States and at least 80% of its assets in common and preferred stock and securities convertible into common stock, including derivative investments that provide exposure to such securities. The Fund’s Sub-Advisers attempt to invest broadly across regions and countries, including emerging market countries, though the Fund may, from time to time, invest more than 25% of its assets in any one country or group of countries. The Fund will consider an issuer located in a country if it is organized under the laws of that country and is principally traded in that country, or is domiciled and has its principal place of business located in that country and is principally traded in that country, or if the Sub-Advisers determine that the issuer has more than 50% of its assets in, or derives more than 50% of its revenues from, that country. The Fund expects typically to invest in approximately forty to sixty companies at any one time and will typically invest a substantial portion of its assets in countries included in the MSCI EAFE Index. The Sub-Advisers rely on a fundamental, research-driven, bottom-up approach to identify issuers they believe offer the potential for capital growth. The Sub-Advisers consider factors such as a company’s potential for above average earnings growth, a security’s attractive relative valuation, whether a company has proprietary advantages, and certain environmental, social and governance criteria. The Fund may invest in common and preferred stocks, convertible securities and warrants of companies of any market capitalization. The Fund may also invest in closed-end funds or exchange-traded funds. In addition, the Fund may use options, futures contracts, and other derivatives instruments in pursuing its principal investment strategies.
International Multi-Cap Value Fund
The Fund normally invests at least 80% of its total assets in a diversified portfolio of equity securities, or derivative investments that provide exposure to equity securities, of companies located outside of the United States that the Fund’s Sub-Advisers consider to offer attractive valuations. The Fund invests in a variety of countries throughout the world including emerging market countries and may, from time to time, invest more than 25% of its assets in any one country. Although the Fund may invest in any country in the world, including “emerging market” countries, the Sub-Advisers expect that a substantial portion of the Fund’s investments will normally be in countries included in the MSCI All Country World ex USA Index, which is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets and developed markets countries (excluding the United States). The Sub-Advisers will consider an issuer to be located in a country if it is organized under the laws of and its equity securities are principally traded in that country, or it is domiciled or has its principal place of business located in and its equity securities are principally traded in that country, or if the Sub-Advisers determine that the issuer has more than 50% of its assets in, or derives more than 50% of its revenues from, that country.
The Fund may invest in companies of any market capitalization. The Sub-Advisers apply a proprietary quantitative investment analysis that seeks to capture the high returns historically available from value stocks. The Sub-Advisers do not consider benchmark weights when they construct the Fund’s portfolio. The Sub-Advisers believe that indices weighted by market-capitalization reflect a natural bias toward expensive stocks and geographic regions, and that, by contrast, a “bottom-up” approach to portfolio construction, not constrained by reference to a specific benchmark or index, may uncover less expensive stocks offering better investment value. The Sub-Advisers seek to select relatively inexpensive stocks of issuers located anywhere in the world based on an evaluation of a number of valuation metrics including: dividends, cash-flow, earnings, sales and asset-based measures. There is also a focus on high quality companies within this universe defined using metrics including: profitability, stability, financial strength, and management quality. Geographic and sector allocations are principally the result of this selection. The Sub-Advisers may also consider certain environmental, social and governance criteria. The Fund may invest in common and preferred stocks, convertible securities and warrants. The Fund may also invest in REITs. The Fund may also invest in trusts, closed-end funds, or exchange-traded funds. The Fund may purchase or sell futures contracts and options and enter into total return swaps, in order to gain long or short exposure to particular securities or markets in connection with hedging transactions or otherwise to increase total return. The Fund may from time to time enter into other transactions involving derivatives, including over-the-counter transactions, if the Sub-Advisers consider it appropriate. The Fund may, but is not required to, enter into foreign currency exchange transactions, for risk management or hedging purposes. The Fund generally sells securities when the Sub-Advisers believe they are fully priced or to take advantage of other investments the Sub-Advisers consider more attractive.
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US Small Cap Opportunities Fund
The Fund expects under current market conditions to invest primarily in equity securities of small capitalization companies, although it may also invest in micro-capitalization companies or larger companies. The Fund normally invests at least 80% of its assets in securities of small capitalization companies located in the United States. The Sub-Adviser seeks to identify securities that it believes offer the potential for capital appreciation, based on novel, superior, or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures, or new management, or other factors. The Fund generally sells securities when the Sub-Adviser believes they are fully priced or to take advantage of other investments the Sub-Adviser considers more attractive. The Fund may invest in common and preferred stocks, convertible securities, and warrants, as well as in over-the-counter securities. The Fund may also invest in securities issued in IPOs and REITs. The Fund may also invest in closed-end funds and exchange-traded funds. In addition, the Fund may use options, futures contracts, and other derivative instruments in pursuing its principal investment strategies. The Fund may also invest, though not normally more than 10% of its total assets, in fixed income securities, including but not limited to corporate bonds and convertible bonds.
The Fund currently defines small capitalization companies as companies with a market capitalization within the collective range of the Russell 2000 Index and the MSCI USA Small Cap Index. As of December 30, 2016, this range was approximately $21 million to $10.3 billion. The market capitalization range of the Russell 2000 Index and the MSCI USA Small Cap Index changes over time.
US Small/Mid Cap Opportunities Fund
The Fund normally invests principally in equity securities and will normally invest at least 80% of its assets in securities of companies considered by the Fund’s Sub-Adviser at the time to be small or mid cap companies located in the United States. The Sub-Adviser will consider an issuer located in the United States if it is organized under the laws of the United States or any state of the United States and is principally traded in the United States, or is domiciled or has its principal place of business located in the United States and is principally traded in the United States, or if the Sub-Adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from the United States. The Sub-Adviser currently defines small or mid cap companies as companies with a market capitalization within the collective range of the Russell 2500 Index and the MSCI USA SMID Cap Index. As of December 30, 2016, this range was approximately $21 million to $22.4 billion. The market capitalization range of the Russell 2500 Index and the MSCI USA SMID Cap Index changes over time.
The Sub-Adviser seeks to identify securities that it believes offer the potential for capital appreciation, based on novel, superior or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures or new management, or other factors. The Fund may invest in common and preferred stocks, convertible securities and warrants, as well as in over-the-counter securities. The Fund may also invest in securities issued in IPOs and REITs. The Fund may also invest in closed-end funds and exchange-traded funds. In addition, the Fund may use options, futures contracts, and other derivatives instruments in pursuing its principal investment strategies. The Fund may also invest, though not normally more than 10% of its total assets, in fixed income securities, including but not limited to corporate bonds and convertible bonds.
Use of Cash or Money Market Investments
Each Fund may invest some or all of its assets in cash, high quality money market instruments (including, but not limited to U.S. government securities, bank obligations, commercial paper and repurchase agreements involving the foregoing securities) and shares of money market investment companies for temporary defensive purposes in response to adverse market, economic or political conditions. In addition, each Fund may invest some of its assets in these instruments to maintain liquidity or in response to atypical circumstances such as unusually large cash inflows or redemptions. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategy. As a result, there is no assurance that a Fund will achieve its investment objective and it may lose the benefit of market upswings.
Consequences of Portfolio Trading Practices
A Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading. Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance. Each Fund is not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax advisor for individual tax advice.
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About Each Fund’s Investment Objective
Each Fund’s investment objective may be changed by the Fund’s Board without approval of the shareholders of the Fund. Each Fund’s prospectus will be updated prior to any change in the Fund’s investment objective.
Investment Policies
Each of Emerging Markets Debt and Currency Fund, Tax-Aware Bond Fund, Emerging Markets Equity Fund, Emerging Markets Multi-Sector Bond Fund, Global Strategic Bond Fund, International Stock Fund, US Small Cap Opportunities Fund, and US Small/Mid Cap Opportunities Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets, which means net assets plus the amount of any borrowings for investment purposes, in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. In addition, a Fund may specify a market capitalization range for acquiring portfolio securities. If a security that is within the range at the time of purchase later falls outside the range, which may happen due to market fluctuation, the Fund may continue to hold the security. However, this change in market capitalization could affect the Fund's flexibility in making additional investments in securities of the applicable issuer. A Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of a Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy covered by Rule 35d-1.
Additional Investment Strategies and Risks
Each Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the Funds’ Combined Statement of Additional Information (“SAI”), which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).
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More Information About Risks
The principal and certain additional risks of investing in each Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. Many factors affect each Fund’s performance. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that a Fund will achieve its investment objective, and you should not consider any one fund alone to be a complete investment program. The different types of securities, investments, and investment techniques used by each Fund have varying degrees of risk. The SAI contains more detailed information about the Funds’ investment policies and risks.
✓ Principal Risk X Additional Risk	Emerging Markets Debt and Currency Fund	Tax-Aware Bond Fund	Emerging Markets Equity Fund	Emerging Markets Multi-Sector Bond Fund	Income Builder Fund
Active Trading Risk	✓	✓	X	✓	✓
Convertible Securities Risk	X			✓
Counterparty Risk	✓	✓		✓
Credit Risk	✓	✓		✓	✓
Currency Risk	✓		✓	✓	✓
Depositary Receipts Risk			✓
Derivatives Risk	✓	✓	X	✓	X
Forward Currency Contracts Risk	✓	✓		✓
Futures and Options Risk	✓	✓	X	✓	X
Hedging Risk	X	X	X	X	X
Structured Securities Risk			X		X
Swaps Risk	✓	✓	X	✓	X
Equity Linked Notes (ELN) Risk			✓
Equity Risk			✓		✓
Mid Cap Securities Risk
Mid Cap and Small Cap Securities Risk			✓		✓
Small Cap Securities Risk
Exchange Traded Funds and Exchange Traded Notes Risk			X	X	X
Foreign Investments Risk	✓	✓	✓	✓	✓
Sovereign Debt Risk					✓
Emerging Markets Risk	✓	X	✓	✓	✓
High Yield Investments Risk	✓			✓	✓
Interest Rate Risk	✓	✓		✓	✓
Illiquid Investments Risk	X	X	X	X	X
Investment Strategy Risk	✓	✓	✓	✓	✓
Large Shareholder Transaction Risk	✓	✓	✓	✓	✓
Leverage Risk	✓	✓		✓	✓
Liquidity Risk	✓	✓	✓	✓	✓
Loans and Loan Participations Risk					✓
Market Risk	✓	✓	✓	✓	✓
Master Limited Partnership Risk					X
Mortgage- and Asset-Backed Securities Risk		✓			✓
Municipal Securities Risk		✓
Non-Diversification Risk	✓			✓
Other Investment Companies Risk	X	X	X	X	X
Quantitative Investing Risk			✓
Real Estate Related Securities Risk					X
Restricted Securities Risk	X	X	X	X	X
Rule 144A Securities Risk		X		✓	X
State-Specific Risk		✓
To Be Announced (TBA) Transactions Risk		✓
U.S. Government Securities Risk	✓	✓
Use as Underlying Fund Risk	X	X	X	X	X
Value Investing Style Risk
Volatility Risk	✓			✓	✓
Warrants Risk	X		X	X	X
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✓ Principal Risk X Additional Risk	Global Strategic Bond Fund	International Stock Fund	International Multi-Cap Value Fund	US Small Cap Opportunities Fund	US Small/Mid Cap Opportunities Fund
Active Trading Risk	✓	X	✓	X	X
Convertible Securities Risk	✓
Counterparty Risk	✓
Credit Risk	✓				X
Currency Risk	✓	✓	✓
Depositary Receipts Risk
Derivatives Risk	✓	X	X	X	X
Forward Currency Contracts Risk	✓		X
Futures and Options Risk	✓	X	X	X	X
Hedging Risk	X	X	X	X	X
Structured Securities Risk
Swaps Risk	✓		X
Equity Linked Notes (ELN) Risk
Equity Risk		✓	✓	✓	✓
Mid Cap Securities Risk				X
Mid Cap and Small Cap Securities Risk		✓	✓		✓
Small Cap Securities Risk				✓
Exchange Traded Funds and Exchange Traded Notes Risk	X	X	X	X	X
Foreign Investments Risk	✓	✓	✓
Sovereign Debt Risk	✓
Emerging Markets Risk	✓	✓	✓
High Yield Investments Risk	✓
Interest Rate Risk	✓			X	X
Illiquid Investments Risk	X	X	X	X	X
Investment Strategy Risk	✓	✓	✓	✓	✓
Large Shareholder Transaction Risk	✓	✓	✓	✓	✓
Leverage Risk	✓
Liquidity Risk	✓			✓	✓
Loans and Loan Participations Risk	✓
Market Risk	✓	✓	✓	✓	✓
Master Limited Partnership Risk
Mortgage- and Asset-Backed Securities Risk	✓
Municipal Securities Risk	✓
Non-Diversification Risk	✓
Other Investment Companies Risk	X	X	X	X	X
Quantitative Investing Risk			✓
Real Estate Related Securities Risk			✓	✓	✓
Restricted Securities Risk	X	X	X	X	X
Rule 144A Securities Risk	✓
State-Specific Risk
To Be Announced (TBA) Transactions Risk
U.S. Government Securities Risk	✓
Use as Underlying Fund Risk	X	X	X	X	X
Value Investing Style Risk			✓
Volatility Risk	✓
Warrants Risk	X	X	X		X
Active Trading Risk  −Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may also adversely affect Fund performance.
Convertible Securities Risk  −The market value of a convertible security typically performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk that apply to the underlying common
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stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable).
A Fund may invest in contingent convertible securities (“CoCos”). CoCos are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general. Investments in CoCos may be considered speculative.
Counterparty Risk  −The risk that the counterparty to an over-the-counter derivatives contract or a borrower of a Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. The protections available to a Fund in exchange traded derivatives may not be available for over-the-counter transactions.
Credit Risk  −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Currency Risk  −The risk that the value of a Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When a Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency. Currency markets generally are not as regulated as securities markets. The dollar value of foreign investments may be affected by exchange controls. A Fund may be positively or negatively affected by governmental strategies intended to make the U.S. dollar, or other currencies in which the Fund invests, stronger or weaker. Currency risk may be particularly high to the extent that a Fund invests in foreign securities or currencies that are economically tied to emerging market countries.
Depositary Receipts Risk  −A Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. A Fund may invest in Depositary Receipts that are not sponsored by a financial institution ("Unsponsored Depositary Receipts"). Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding their issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Certain Funds may also invest in Global Depositary Notes (“GDNs”), a form of depositary receipt. GDNs emulate the terms (interest rate, maturity date, credit quality, etc.) of particular local bonds; however, they trade, settle, and pay interest and principal in U.S. Dollars. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary and holders of GDNs may have limited rights. Certain investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert bonds into GDNs and vice versa.
Derivatives Risk  −A Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges. Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Successful use of derivative instruments by a Fund depends on the sub-adviser’s judgment with respect to a number of factors and a Fund’s performance could be worse and/or more volatile than if it had not used these instruments. Derivatives may involve significant risks, including:
•
Counterparty/Credit Risk - The risk that the party on the other side of the transaction will be unable to honor its financial obligation to a Fund.

•
Currency Risk - The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•
Leverage Risk - The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

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•
Liquidity Risk - The risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose a Fund to losses and could make derivatives more difficult for a Fund to value accurately.

•
Index Risk - If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index. For this reason, a Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

•
Regulatory Risk - Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

•
Tax Risk - The tax treatment of a derivative may not be as favorable as a direct investment in the underlying asset. The use of derivatives may adversely affect the timing, character and amount of income a Fund realizes from its investments, and could impair the ability of the sub-adviser to use derivatives when it wishes to do so.

•
Short Position Risk - A Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause a Fund to suffer a (potentially unlimited) loss.

Certain Funds may invest a significant portion of their assets in derivative instruments. If a Fund does, the Fund’s exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.
In December 2015, the SEC proposed new regulations applicable to a mutual fund’s use of derivatives and related instruments. If adopted as proposed, these regulations could potentially limit or impact a Fund’s ability to invest in derivatives and other instruments and adversely affect the Funds’ performance and ability to pursue their investment objectives.
Forward Currency Contracts Risk  −A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. A Fund may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s investments or as part of its investment strategy. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but allow a Fund to establish a fixed rate of exchange for a future point in time. Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, which could result in losses on those contracts and additional transaction costs. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. A Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as ordinary income and may significantly increase an investor’s tax liability.
Futures and Options Risks  −An option is an agreement that, for a premium payment or fee, gives the purchaser the right but not the obligation to buy or sell the underlying asset at a specified price during a period of time or on a specified date. A future is a contract that obligates the purchaser to take delivery, and the seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. Futures and options are subject to the risk that the sub-adviser may incorrectly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors that may affect the value of the underlying asset. Futures and options may be more volatile than direct investments in the securities underlying the futures and options and may not correlate perfectly to the underlying securities. Futures and options also involve additional expenses as compared to investing directly in the underlying securities, which could reduce any benefit or increase any loss to a Fund from using the strategy. Futures and options may also involve the use of leverage as a Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options transactions may be effected on securities exchanges or in the over-the-counter market. When futures or options are purchased over-the-counter, a Fund bears the risk that the counter-party that wrote the future or option will be unable or unwilling to perform its obligations under the contract. Such futures and options may also be illiquid, and in such cases, a Fund may have difficulty closing out its position or valuing the contract. Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. A Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.
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Hedging Risk  −Hedging is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Fund is not required to use hedging and may choose not to do so.
Structured Securities Risk  −Structured securities and other related instruments purchased by a Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate. Depending on the terms of the particular instrument and the nature of the underlying instrument, structured securities may be subject to equity market risk, commodity market risk, currency market risk or interest rate risk. Structured securities that do not involve any type of credit enhancement, are subject to credit risk that generally will be equivalent to that of the underlying instruments. Credit enhanced securities will be subject to the credit risk associated with the provider of the enhancement. A Fund may invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities, which may make them difficult to value and sell. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act, as amended (the “1940 Act”). As a result, a Fund’s investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.
Swaps Risk  −Swap agreements are two-party contracts entered into for a set period of time in which the parties agree to exchange payments based on some underlying reference asset (such as interest rates). The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. A Fund’s transactions in swaps—which may involve a variety of reference assets—may be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from a Fund’s direct investments in the reference assets.
Transactions in swaps can involve greater risks than if a Fund had invested directly in the reference asset since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and valuation risk. Because they are two-party contracts and because they may have terms of greater than seven days, certain swap transactions may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Some swaps may be complex and difficult to value. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the sub-adviser’s expectations may produce significant losses in a Fund’s investments in swaps. In addition, a perfect correlation between a swap and an investment position may be impossible to achieve. As a result, a Fund’s use of swaps may not be effective in fulfilling the Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.
Certain swaps are centrally-cleared and will eventually be exchange-traded. Central clearing is expected to decrease credit risk and exchange-trading is expected to improve liquidity. However, central clearing does not make the contracts risk-free and there is no guarantee that a Fund would consider exchange-traded swaps to be liquid.
In order to reduce the risk associated with leveraging, a Fund may “set aside” liquid assets (often referred to as “asset segregation”), or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.
•
Credit Default Swaps Risk - A credit default swap enables an investor to buy or sell protection against a credit event with respect to an issuer. Credit default swaps may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally

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pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
•
Interest Rate Swaps Risk - In an interest rate swap, the Fund and another party exchange their rights to receive interest payments based on a reference interest rate. Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference does not perform as anticipated. Interest rate swaps are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

•
Total Return Swaps Risk - In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

•
Volatility Swaps Risk - The Fund may enter into types of volatility swaps to hedge the volatility of a particular security, currency, index or other financial instrument, or to seek to increase its investment return. In volatility swaps, counterparties agree to buy or sell volatility at a specific level over a fixed period. Volatility swaps are subject to credit risks (if the counterparty fails to meet its obligations), and the risk that the sub-adviser is incorrect in its forecast of volatility for the underlying security, currency, index or other financial instrument that is the subject of the swap. If the sub-adviser is incorrect in its forecast, the Fund would likely be required to make a payment to the counterparty under the swap. Volatility swaps can have the potential for unlimited losses.

Equity Linked Notes (ELN) Risk  −Investments in ELNs often have risks similar to their underlying securities, which could include management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. Should the prices of the underlying securities move in an unexpected manner, a Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. An investment in an ELN is also subject to counterparty risk, which is the risk that the issuer of the ELN will default or become bankrupt and a Fund will have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed income investment.
Equity Risk  −Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company. Equity securities include but are not limited to common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The value of an equity security may be based on the real or perceived success or failure of the particular company’s business, any income paid to stockholders in the form of a dividend, the value of the company’s assets, general market conditions, or investor sentiment generally. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.
IPOs are initial public offerings of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO is complete. Although investments in IPOs have the potential to produce substantial gains in a short period of time, there is no assurance that a Fund will have access to profitable IPOs, that any particular IPO will be successful, or that any gains will be sustainable. Investors should not rely on past gains attributable to IPOs as an indication of future performance.
Mid Cap Securities Risk  −Mid capitalization stocks involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. These companies often have narrower markets, more limited operating or business history, and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.
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Mid Cap and Small Cap Securities Risk  −The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. It is often more difficult to obtain information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. As a result, the performance of such stocks can be more volatile, especially in the short term, and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.
Small Cap Securities Risk  −Small capitalization stocks may be more risky than stocks of larger capitalization companies. Historically, small capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to:
•
less certain growth prospects;

•
lower degree of liquidity in the markets for such stocks;

•
thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time;

•
limited product lines, markets or financial resources;

•
dependence on a few key management personnel;

•
increased sensitivity to changes in interest rates, borrowing costs and earnings;

•
difficulty in obtaining information on smaller capitalization companies as compared with larger capitalization companies;

•
greater sensitivity to changing economic conditions and increased risk of bankruptcy due to adverse developments or management changes affecting the company; and

•
greater difficulty borrowing money to continue or expand operations.

When a Fund invests in smaller company stocks that might trade infrequently, investors might seek to trade Fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as “price arbitrage”). If such price arbitrage were successful, it might interfere with the efficient management of a Fund’s portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of Fund shares held by other shareholders.
Exchange Traded Funds and Exchange Traded Notes Risk  −An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF. ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; the risk that, to the extent the ETF does not fully replicate the underlying index, the ETF’s investment strategy may not produce the intended results; the risk of more frequent price fluctuations due to secondary market trading, which may result in a loss to a Fund; the risk that the ETF may trade at a price that is lower than its net asset value ("NAV"); and the risk that an active market for the ETF’s shares may not develop or be maintained. ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging markets risk, as well as risks associated with fixed income securities, real estate investments and commodities. An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. A Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests. In addition, a Fund pays brokerage commissions in connection with the purchase and sale of shares of ETFs.
Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities, including credit risk, and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists. The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. A Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.
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Foreign Investments Risk  −Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers. Foreign investments may be affected by the following:
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changes in currency exchange rates

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changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

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increased volatility

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substantially less volume on foreign stock markets and other securities markets

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higher commissions and dealer mark-ups

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inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

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less uniform accounting, auditing and financial reporting standards

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less publicly available information about a foreign issuer or borrower

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less government regulation

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unfavorable foreign tax laws

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political, social, economic or diplomatic developments in a foreign country or region

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differences in individual foreign economies

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geopolitical events may disrupt securities markets and adversely affect global economies and markets

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Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Certain European countries in which a Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. These consequences include greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in such markets. Uncertainty relating to the withdrawal procedures and timeline may have adverse effects on asset valuations and the renegotiation of current trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.
Sovereign Debt Risk  −In addition to the risks associated with investment in debt securities and foreign securities generally, sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt or otherwise meet its obligations. This may be due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. In addition, if a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future.
Emerging Markets Risk  −The risks of foreign investments are usually greater for emerging markets. Investments in emerging markets may be considered speculative. Unless otherwise stated in a Fund's principal investment strategy, emerging markets are those markets (1) included in emerging market or equivalent classifications by the United Nations (and its agencies), (2) having per capita income in the low to middle ranges, as determined by the World Bank, or (3) the Fund’s benchmark index provider designates as emerging. Emerging market countries also include countries that the Funds’ sub-adviser(s) consider to be emerging market countries based on its evaluation of their level of economic development or the size and experience of their securities markets. Countries considered by the Funds’ sub-adviser(s) not to be emerging market countries include: the United States, Canada, the United Kingdom, Denmark, Sweden, Norway, Switzerland, Japan, Australia, New Zealand, and certain countries within the Euro zone. The Funds will consider an issuer to be located in an emerging market country if it is organized under the laws
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of an emerging market country, if it is domiciled in an emerging market country, if its securities are principally traded in an emerging market country, or if the advisers determine that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from one or more emerging market countries.
Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Settlements of trades in emerging markets may be subject to significant delays. The inability to make intended purchases of securities due to settlement problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems. Sometimes, emerging markets may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid. These factors make investing in frontier market countries significantly riskier than investing in other countries.
High Yield Investments Risk  −Although high yield investments (also known as “junk bonds”) generally pay higher rates of interest than investment grade bonds, junk bonds are high risk, speculative investments that may cause income and principal losses for a Fund. The major risks of junk bond investments include:
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Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

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Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

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Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

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Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If the issuer redeems junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

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Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Fund’s securities than is the case with securities trading in a more liquid market.

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A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

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The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

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Illiquid Investments Risk  −Illiquid investments are investments that a Fund cannot sell within seven days at approximately current value. In addition, securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. If a Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value. If one or more of a Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit. In October 2016, the SEC adopted new regulations that may limit a Fund’s ability to invest in illiquid and less liquid investments. These limitations may adversely affect a Fund’s performance and ability to pursue its investment objective when the regulations are expected to take effect on December 1, 2018.
Interest Rate Risk  −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. For this reason, the longer a Fund’s average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price. Falling interest rates may also lead to a decline in a Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that a Fund’s investment in fixed income securities will go down in value. A rise in interest rates could also cause investors to rapidly move out of fixed-income securities, which may increase redemptions in a Fund and subject the Fund to increased liquidity risk. A substantial increase in interest rates may also have an adverse impact on the liquidity of one or more portfolio securities, especially those with longer maturities.
Risks associated with rising interest rates are currently heightened because interest rates are at, or near, historic lows and have been for several years due to the policies of the U.S. Federal Reserve Bank ("the Fed") and other central banks. There is an increasing risk that the Fed and other central banks will raise the federal funds rate and equivalent rates as economic conditions appear to improve. Any such increases will likely cause market interest rates to rise, which will cause the value of a Fund’s fixed income holdings, particularly those with longer maturities, to fall. Any such rate increases may also increase volatility and reduce liquidity in the fixed income markets, which would make it more difficult to sell a Fund’s fixed income investments. Changes in central bank interest rate policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and a Fund’s transaction costs.
Investment Strategy Risk  −The risk that, if the portfolio managers' investment decisions and strategy does not perform as expected, a Fund could underperform its peers or lose money. A Fund’s performance depends on the portfolio managers’ judgment about a variety of factors, such as markets, interest rates and/or the attractiveness, relative value, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The portfolio managers’ investment models may not adequately take into account certain factors, may perform differently than anticipated and may result in a Fund having a lower return than if the portfolio managers used another model or investment strategy. There is no guarantee that the strategy used by a Fund will allow the Fund to achieve its investment objective.
Large Shareholder Transaction Risk  −A Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
Leverage Risk  −Certain transactions, including derivatives, to-be-announced investments and other when-issued, delayed delivery or forward commitment transactions, involve a form of leverage. Transactions involving leverage provide investment exposure in an amount exceeding the initial investment. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Certain derivatives have the potential to cause unlimited losses for a Fund, regardless of the size of the initial investment. Leverage may also cause a Fund’s NAV to be more volatile than if the Fund had not been leveraged, as relatively small market movements may result in large changes in the value of a leveraged investment. To reduce the risk associated with leveraging, a Fund may “set aside” liquid assets (often referred to as “asset segregation”), or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation. The use
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of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Liquidity Risk  − Liquidity risk exists when the markets for particular investments or types of investments are or become relatively illiquid so that it is difficult or impossible for a Fund to sell the investment at the price at which the Fund has valued it. Illiquidity may result from political, economic or issuer specific events; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities with reduced liquidity or that become illiquid involve greater risk than securities with more liquid markets. If a Fund and its affiliates hold a significant portion of a single issuer’s outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer’s securities were more widely held.
Market quotations for illiquid or less liquid securities may be volatile and/or subject to large spreads between bid and ask prices. Reduced liquidity may have a negative impact on market price and a Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in a Fund’s portfolio, it may be difficult for a Fund to value these investments and it may be necessary to fair value the investments. There can be no assurance that a security’s fair value accurately reflects the price at which a Fund could sell that security at that time, which could affect the proceeds of any redemption or the number of Fund shares you receive upon purchase.
Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds are at or near historic lows in relation to market size. The significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be worse during periods of economic uncertainty.
Loans and Loan Participations Risk  −A Fund may invest in loans and loan participations originated or issued by both banks and corporations. Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans a Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect a Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.
Many loans are subject to extended settlement periods and it may take greater than seven days for a loan purchase or sale transaction to settle. Loans may also be subject to restrictions on resale and may be difficult to value. Long settlement periods, any restrictions on a Fund’s ability to resell a loan investment and any difficulties in valuing a loan investment will have an adverse impact on a Fund’s ability to sell particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. These effects may make it more difficult for the Fund to pay investors when they redeem their Fund shares. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).
Commercial banks and other financial institutions or institutional investors make floating rate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on these loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain loans may be less developed than the secondary market for bonds and notes, a Fund may experience difficulties in selling its loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed. By investing in such a loan, a Fund may become a member of the syndicate.
The loans in which a Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Additionally, with respect to loan participations, a Fund, as a participant in a loan, will not have any direct claim on the loan or against the borrower, and the Fund may be subject to greater delays, expenses and risks than would have been involved if the Fund had purchased a direct obligation of the borrower.
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In the event of the insolvency of an agent bank (in a syndicated loan, the agent bank is the bank in the syndicate whom undertakes the bulk of the administrative duties involved in the day-to-day administration of the loan), a loan could be subject to settlement risk, as well as the risk of interruptions in the administrative duties performed in the day to day administration of the loan (such as processing LIBOR calculations, processing draws, etc.).
Because the sub-adviser relies primarily on its own evaluation of a borrower’s credit quality, a Fund is dependent on the analytical abilities of the sub-adviser with respect to its investments in loans.
Compared to securities and to certain other types of financial assets, purchases and sales of Senior Loans take relatively longer to settle, partly due to the fact that Senior Loans require a written assignment agreement and various ancillary documents for each transfer, and frequently require discretionary consents from both the borrower and the administrative agent. In addition, recent regulatory changes have increasingly caused dealers to insist on matching their purchases and sales, which can lead to delays in a Fund's settlement of a purchase or sale of a Senior Loan in circumstances where the dealer's corresponding transaction with another party is delayed. Dealers will also sometimes sell Senior Loans short, and hold their trades open for an indefinite period while waiting for a price movement or looking for inventory to purchase.
This extended settlement process can (i) increase the counterparty credit risk borne by a Fund; (ii) leave a Fund unable to timely vote, or otherwise act with respect to, Senior Loans it has agreed to purchase; (iii) delay a Fund from realizing the proceeds of a sale of a Senior Loan; (iv) inhibit a Fund's ability to re-sell a Senior Loan that it has agreed to purchase if conditions change (leaving a Fund more exposed to price fluctuations); (v) prevent a Fund from timely collecting principal and interest payments; and (vi) expose a Fund to adverse tax or regulatory consequences.
Loan interests may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. A Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
Market Risk  −Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities or other investments may decline in value due to factors affecting securities markets generally or individual issuers. The value of a security or other investment may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security or other investment may also change in value due to factors that affect an individual issuer or a particular sector or industry. During a general downturn in the securities or other markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities or other investments held by a Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events or natural/environmental disasters, could also prevent a Fund from executing advantageous investment decisions in a timely manner. Although a Fund generally seeks to reduce the risks related to the equity and fixed income markets, there is no guarantee that the Fund’s strategy will be successful and the Fund is still exposed to overall market risk.
Master Limited Partnership Risk  −Securities of master limited partnerships (“MLPs”) are listed and traded on U.S. securities exchanges. The value of a MLP fluctuates based predominately on its financial performance and changes in overall market conditions. Investments in MLPs involve risks that differ from investments in common stocks, including risks related to the fact that investors have limited control of and limited rights to vote on matters affecting the MLP; risks related to potential conflicts of interest between the MLP and the MLP’s general partner; cash flow risks; dilution risks; and risks related to the general partner’s right to require investors to sell their holdings at an undesirable time or price. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income a MLP pays to its investors. The securities of certain MLPs may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. In addition, if the tax treatment of an MLP changes, a Fund’s after-tax return from its MLP investment would be materially reduced.
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Mortgage-Backed and Other Asset-Backed Securities Risk  −Mortgage-related and other asset-backed securities are subject to certain risks, including credit risk and interest rate risk. These investments expose a Fund to “extension risk,” which is the risk that borrowers will repay a loan more slowly in periods of rising interest rates which could increase the interest rate sensitivity of certain investments — such as mortgage- and asset-backed securities — and cause the value of these investments to fall. As a result, in a period of rising interest rates, if a Fund holds mortgage-backed securities and other asset-backed securities, it may exhibit additional volatility. In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities are also subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. In addition, as a result of its investment in asset-backed securities, a Fund would be subject to the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.
Collateralized debt obligations (“CDOs”), which are a type of asset-backed security, are subject to heightened risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; a Fund may invest in collateralized debt obligations that are subordinate to other classes and, therefore, will not have primary rights to any payments in bankruptcy; values may be volatile; and disputes with the issuer may produce unexpected investment results. A Fund’s investments in CDOs will not receive the same investor protection as an investment in registered securities. In addition, prices of CDO investments can decline considerably. These types of instruments are frequently referred to as “mortgage derivatives” and are sensitive to changing interest rates and deteriorating credit environments. CDOs may lack of a readily available secondary market and be difficult to sell at the price at which a Fund values them.
A Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that a Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Mortgage-related securities issued by private issuers are subject to the credit risks of the issuers, as well as to interest rate risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.
Municipal Securities Risk  −Municipal securities risks include the possibility that the issuer may not be able to pay interest or repay principal when due; the relative lack of information about certain issuers of municipal securities; and the possibility that future legislative changes could affect the market for and value of municipal securities. Municipal securities are subject to interest rate risk, credit risk and market risk. Because municipal securities are issued to finance similar projects, conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.
In addition to these risks, investment in municipal securities is also subject to:
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General Obligation Bonds Risks - The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

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Revenue Bonds Risks - Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

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Private Activity Bonds Risks - Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private

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enterprise defaults on its payments, a Fund may not receive any income or get its money back from the investment.
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Moral Obligation Bonds Risks - Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

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Municipal Notes Risks - Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

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Municipal Lease Obligations Risks - In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation (i.e., annually appropriate money to make the lease payments), it may be difficult to sell the property and the proceeds of a sale may not cover a Fund’s loss.

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Tax-Exempt Status Risk - Municipal securities are subject to the risk that the Internal Revenue Service may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal security is taxable, which may result in a significant decline in the value of the security.

Non-Diversification Risk  −Certain Funds are non-diversified, which means they are permitted to invest a greater portion of its assets in a smaller number of issuers than a “diversified” fund. For this reason, a Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may result in a greater risk of loss. A Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.
Other Investment Companies Risk  −Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. Such investments subject a Fund to the risks that apply to the other investment company, including market and selection risk, and may increase a Fund’s expenses to the extent the Fund pays fees, including investment advisory and administrative fees, charged by the other investment company. The success of a Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies, including ETFs, to meet their investment objective.
Quantitative Investing Risk  −The value of securities or other investments selected using quantitative analysis may perform differently from the market as a whole or from their expected performance for many reasons, including, but not limited to, factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns. The models used may be predictive in nature and such models may result in an incorrect assessment of future events. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). The use of quantitative analysis to support investment decisions may cause a Fund to underperform other funds that have similar investment strategies or that select securities or other investments using other types of analysis. In addition, considerations that affect a security’s or other investment's value can change over time and these changes may not be reflected in the quantitative model. There can be no assurance that quantitative investing will help a Fund to achieve its investment objective.
Real Estate Related Securities Risks  −The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management may also affect real estate values. The real estate industry is particularly sensitive to economic downturns. When economic growth is slow, demand for property decreases and prices may decline. If a Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.
In addition to the risks facing real estate related securities, investments in real estate investment trusts (“REITs”), which pool investor money to invest in real estate and real estate related holdings, involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or
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unitholders, and may be subject to defaults by borrowers and to self-liquidations. Many issuers of real estate related securities are highly leveraged, which increases the risk to holders of such securities. REITs are also subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code or failure to maintain exemption from registration under the Investment Company Act of 1940, as amended. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property, which may make REITs more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because REITs are pooled investment vehicles that have expenses of their own, a Fund will indirectly bear its proportionate share of those expenses. REITs and other real estate related securities tend to be small- to mid-cap stocks that are subject to risks of investing in small- to mid-cap stocks.
Restricted Securities Risk  −Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material non-public information about the issuer, a Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses. For more information regarding Rule 144A securities, see "Rule 144A Securities Risk" below.
Rule 144A Securities Risk  −A Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when a Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although Rule 144A securities are generally considered to be liquid, a Fund’s holdings in Rule 144A securities may adversely affect the Fund’s overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect a Fund’s ability to dispose of a security.
State-Specific Risk  −Certain Funds may invest more than 25% of their total assets in municipal securities of issuers in one or more states. A Fund may be subject to the risk that the economies of the states in which it invests, and the revenues supporting the municipal securities, may decline. Investing significantly in one or more states means that a Fund is more susceptible to any single economic, market, political, regulatory or other occurrence that affects issuers in those states. This is because, for example, issuers in a particular state may react similarly to specific economic, market, regulatory, political or other developments. The particular states in which a Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.
To Be Announced (TBA) Transactions Risk  −TBA investments include when-issued and delayed delivery securities and forward commitments. TBA transactions involve the risk that the security a Fund buys will lose value prior to its delivery. A Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. A Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If a Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises.
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U.S. Government Securities Risk  −Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.
The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
Use as Underlying Fund Risk  −A Fund may be an investment (an “Underlying Fund”) of one or more fund of funds. The term “fund of funds” refers to a mutual fund that pursues its investment objective by investing primarily in other mutual funds.
Risks Related to the Fund of Funds Structure for Underlying Funds:
•
A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions you receive from a Fund for investments you make directly in the Fund.

•
A Fund, as an Underlying Fund, may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the Fund to sell securities to meet such redemptions, or to invest in cash, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect Fund performance.

Value Investing Style Risk  −Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Value investing seeks to identify companies that are priced below their intrinsic or prospective worth. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. A value stock may decrease in price or may not increase in price as anticipated by the sub-adviser if it continues to be undervalued by the market or the factors that the sub-adviser believes will cause the stock price to increase do not occur. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, a Fund may underperform other equity funds that use different investing styles.
Volatility Risk −Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.
Warrants Risk  −Warrants give a Fund the right to purchase equity securities (“underlying stock”) at specific prices valid for a specific period of time. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock and can be more volatile than the prices of the underlying stocks. The market for warrants may be limited and it may be difficult for a Fund to sell a warrant promptly at an advantageous price.
Disclosure of Portfolio Holdings
Each Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month. Each Fund, except the Income Builder Fund, also will publicly disclose on its web site the largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month. The Income Builder Fund will publicly disclose the largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding). A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.
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The Investment Manager and Sub-Advisers
The Investment Manager
Hartford Funds Management Company, LLC is the investment manager to each Fund. The Investment Manager is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company. Excluding affiliated funds of funds, as of December 30, 2016, the Investment Manager had approximately $97.4 billion (or approximately $81.5 billion additionally excluding certain annuity products) in discretionary and non-discretionary assets under management. The Investment Manager is responsible for the management of the Funds and supervises the activities of the investment sub-adviser described below. The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087. On or about April 24, 2017, the Investment Manager's principal address will be 690 Lee Road, Wayne, PA 19087.
The Investment Manager relies on an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) for each Fund, under which it uses a “Manager of Managers” structure (the “Order”). The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The Order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the respective Fund’s shareholders.
In addition, the Investment Manager and the Company have applied for a new exemptive order from the SEC (the “New Order”), which would expand the relief provided under the Order and would permit the Investment Manager, on behalf of a Fund and subject to the approval of the Board of Directors, to hire or terminate, and to modify any existing or future sub-advisory agreement with sub-advisers that are not affiliated with the Investment Manager (the “Current Relief”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Investment Manager or of another company that, indirectly or directly wholly owns the Investment Manager (the “Expanded Relief”). There can be no guarantee that the SEC will grant the New Order. Shareholders of the Funds have prospectively approved the operation of the Funds under any “Manager of Managers” structure, including under (i) the New Order, and/or (ii) any future law, regulation, or exemptive relief provided by the SEC. The Funds will continue to rely on the Order until the SEC grants the New Order.
Within 90 days after hiring any new sub-adviser, the respective Fund’s shareholders will receive information about any new sub-advisory relationship.
The Investment Sub-Advisers
SIMNA serves as each Fund’s sub-adviser and SIMNA Ltd. serves as certain Funds’ secondary sub-adviser. SIMNA performs the daily investment of the assets for each Fund, and SIMNA Ltd. also performs daily investment of the assets for each of Hartford Schroders Emerging Markets Debt and Currency Fund, Hartford Schroders Emerging Markets Equity Fund, Hartford Schroders International Stock Fund, Hartford Schroders International Multi-Cap Value Fund, Hartford Schroders Income Builder Fund and Hartford Schroders Global Strategic Bond Fund. SIMNA Ltd., an affiliate of SIMNA, serves as secondary sub-adviser pursuant to a sub-sub-advisory agreement with SIMNA. SIMNA (itself and its predecessors) has been an investment manager since 1962, and also serves as investment adviser to other mutual funds and a broad range of institutional investors. Schroders plc, SIMNA’s ultimate parent, is a global asset management company with approximately $487.1 billion under management as of September 30, 2016. Schroders plc and its affiliates (“Schroders”) have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company with numerous portfolio managers and analysts covering the world’s investment markets. SIMNA’s address is 875 Third Avenue, 22nd Floor, New York, New York 10022. SIMNA Ltd.’s address is 31 Gresham Street, London EC2V 7QA.
Portfolio Managers
The portfolio managers for each Fund are set forth below. The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds they manage.
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Emerging Markets Debt and Currency Fund
Abdallah Guezour, Portfolio Manager and Emerging Markets Debt Fund Manager (London), has served as portfolio manager of the Fund since 2011. He has been an employee of Schroders since 2000.
Guillermo Besaccia, Portfolio Manager and Emerging Markets Debt Research Analyst of Schroders, has served as portfolio manager of the Fund since 2011. He has been an employee of Schroders since 1998.
Nick Brown, Portfolio Manager and Emerging Markets Debt Fund Manager (London), has served as portfolio manager of the Fund since 2011. He has been an employee of Schroders since 1998.
Tax-Aware Bond Fund
Andrew B.J. Chorlton, CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2011. He has been associated with Schroders since 2013. Mr. Chorlton joined STW Fixed Income Management LLC (“STW”) in 2007 and has over 15 years of investment experience. Before joining STW, he spent six years as a Senior Fixed Income Manager with AXA Investment Managers. Prior to that, Mr. Chorlton was a Portfolio Manager with Citigroup Asset Management.
Edward H. Jewett, Portfolio Manager, has served as portfolio manager of the Fund since 2011. He has been associated with Schroders since 2013. Mr. Jewett joined STW in 1988 and has over 35 years of investment experience. Prior to joining STW, he spent seven years at Kidder, Peabody & Company where he was a Partner and Manager of the International Fixed Income Department for North America. Prior to that, Mr. Jewett was a corporate bond trader at Dillon Read & Company.
Richard A. Rezek Jr., CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2011. He has been associated with Schroders since 2013. Mr. Rezek joined STW in 2002 and has over 25 years of investment experience. Prior to joining STW, he spent seven years as Vice President and Portfolio Manager at Loomis Sayles. Before that, he was Vice President and Portfolio Manager at Duff  & Phelps.
Neil G. Sutherland, CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2011. He has been associated with Schroders since 2013. Mr. Sutherland joined STW in 2008 and has over 15 years of investment experience. Previously, he spent seven years at AXA Investment Managers, where he held the position of Senior Fixed Income Manager. Before that, Mr. Sutherland was part of Newton Investment Group’s Global Fixed Income Team.
Julio C. Bonilla, CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2011. He has been associated with Schroders since 2013. Mr. Bonilla joined STW in 2010 and has over 15 years of investment experience. Prior to joining STW, Mr. Bonilla spent ten years with Wells Capital Management, where he held the title of Senior Portfolio Manager.
Emerging Markets Equity Fund
Tom Wilson, CFA, Portfolio Manager and Head of Emerging Markets Equities of Schroders, has served as portfolio manager of the Fund since 2014. Mr. Wilson has been associated with Schroders since 2001.
Robert Davy, Portfolio Manager, has served as portfolio manager of the Fund 2006. Mr. Davy has been associated with Schroders since 1986.
James Gotto, Portfolio Manager, has served as portfolio manager of the Fund since 2006. Mr. Gotto has been associated with Schroders since 1991.
Waj Hashmi, CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2006. Mr. Hashmi has been associated with Schroders since 2005.
Nicholas Field, Portfolio Manager, has served as portfolio manager of the Fund since 2017. He joined Schroders as an Emerging Markets Strategist in 2006.
Emerging Markets Multi-Sector Bond Fund
Jim Barrineau, Portfolio Manager and Co-Head of Emerging Market Debt Relative of Schroders, has served as portfolio manager of the Fund since 2013. Mr. Barrineau has been associated with Schroders since 2012. Prior to joining Schroders, he was a senior portfolio manager at ICE Canyon, a firm specializing in emerging market debt, from 2010 to 2012, and an emerging market debt and currency strategist at AllianceBernstein from 1998 to 2010. Mr. Barrineau holds an MPA from SUNY Albany and served as a U.S. naval officer.
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Fernando Grisales, CFA, Portfolio Manager and Senior Portfolio Manager for Emerging Market Debt Relative of Schroders, has served as portfolio manager of the Fund since 2013. Mr. Grisales has been associated with Schroders since 2012. Prior to joining Schroders, he was a senior portfolio manager at ICE Canyon, an alternative investment firm specializing in emerging market debt, from 2010 to 2012, and a vice president and portfolio manager at AllianceBernstein from 2001 to 2010. Mr. Grisales received a B.S. from New York University in Finance, International Business and Economics.
Income Builder Fund
Aymeric Forest, CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2014. Prior to joining Schroders, he was Global Head of Investment Solutions at Banco Bilbao Vizcaya Argentaria (BBVA) responsible for multi-asset products. He holds a master’s degree from Nancy 2 University.
Global Strategic Bond Fund
Bob Jolly, CFA, Portfolio Manager and Head of the Global Macro Strategy at Schroders, has served as portfolio manager of the Fund since its inception in 2014. Prior to joining Schroders, he was Head of Currency for US Fixed Income and Global Sovereign at UBS Global Asset Management.
Paul Grainger, CFA, Portfolio Manager and Head of Global Multi-Sector Fixed Income, has served as portfolio manager of the Fund since 2016. He has been an employee of Schroders since 2015. Prior to joining Schroders, he co-founded the financial technology firm yoyoDATA in 2014. Prior to yoyoDATA, he was a Portfolio Manager at Wellington Management, which he joined in 2006.
Thomas Sartain, CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2017. He had previously served as a supporting portfolio manager for the Fund since its inception in 2014. Mr. Sartain joined Schroders in 2005 as a Fund Manager Assistant and became a portfolio manager in 2007.
James Lindsay-Fynn, Portfolio Manager, has served as portfolio manager of the Fund since 2017. Prior to joining Schroders in 2016, Mr. Lindsay-Fynn was partner and portfolio manager specializing in global interest rates and currencies for sovereign portfolios at Rogge Global Partners from 2010 to 2016. He holds a master's degree in Physics from Trinity College Dublin.
International Stock Fund
Simon Webber, CFA, Portfolio Manager and Lead Portfolio Manager for Global and International Equities of Schroders, has served as portfolio manager of the Fund since 2010. He joined Schroders as a research analyst in 1999.
James Gautrey, CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2014. He is also a Global Sector Specialist for the Technology Sector, a role he has held since 2006. He began his career in 2001 with Schroders.
International Multi-Cap Value Fund
Justin Abercrombie, Portfolio Manager and Head of Quantitative Equity Products (“QEP”) of Schroders, has served as portfolio manager of the Fund since 2006. He has been an employee of Schroders since 1996. Formerly, founding member of QEP. Mr. Abercrombie’s investment career commenced in 1993, at quantitative asset manager Pareto Partners, where he developed currency, bond and equity strategies. He holds a BSc in Business Economics from the University of Reading and an MSc (distinction) in Econometrics from London Metropolitan University.
Stephen Langford, CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2011. Mr. Langford joined Schroders in 2003 and is a member of the team that focuses on researching enhancements to the investment process. He is also a senior portfolio manager across all of the QEP products, specializing in Japan. Prior to joining Schroders, he was a senior research manager at Quaestor Investment Management and managed a Japanese market-neutral fund. He holds a Doctorate in Chemical Physics from the University of Oxford.
Michael O’Brien, Portfolio Manager, has served as portfolio manager of the Fund since 2016. Mr. O’Brien joined Schroders in 2008. Prior to joining Schroders, he worked for the University of Queensland and the University of Sydney in a research and teaching position. He holds a PhD in Finance from the University of Queensland, a BComm (Hons) in Finance & Economics and a BSc in Biochemistry from the University of Sydney.
US Small Cap Opportunities Fund
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Jenny B. Jones, Portfolio Manager and Head of US Small and Mid Cap Equities of Schroders, has served as portfolio manager of the Fund since 2003. Prior to joining Schroders, Ms. Jones was portfolio manager and Executive Director at Morgan Stanley Investment Advisors Inc.
US Small/Mid Cap Opportunities Fund
Jenny B. Jones, Portfolio Manager and Head of US Small and Mid Cap Equities of Schroders, has served as portfolio manager of the Fund since 2006. Prior to joining Schroders, Ms. Jones was portfolio manager and Executive Director at Morgan Stanley Investment Advisors Inc.
Management Fee.
Each Fund pays a monthly management fee to the Investment Manager as set forth in its investment advisory agreement at an annual rate based on the Fund’s average daily net asset value, shown below. The Investment Manager pays a sub-advisory fee to SIMNA out of its advisory fee. Pursuant to a sub-sub-advisory agreement between SIMNA and SIMNA Ltd., SIMNA pays a fee to SIMNA Ltd. out of the sub-advisory fees received from the Investment Manager for certain Funds. The management fees set forth in the Funds’ investment advisory agreement are:
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Fund	Contractual Management Fee Annual Rates	Average Daily Net Assets
Emerging Markets Debt and Currency Fund	0.950%	First $1 billion
	0.900%	Next $4 billion
	0.890%	Next $5 billion
	0.885%	Over $10 billion
Tax-Aware Bond Fund	0.450%	First $1 billion
	0.430%	Next $4 billion
	0.425%	Next $5 billion
	0.420%	Over $10 billion
Emerging Markets Equity Fund	1.050%	First $1 billion
	1.000%	Next $4 billion
	0.990%	Next $5 billion
	0.985%	Over $10 billion
Emerging Markets Multi-Sector Bond Fund	0.700%	First $1 billion
	0.650%	Next $4 billion
	0.640%	Next $5 billion
	0.635%	Over $10 billion
Income Builder Fund	0.700%	First $1 billion
	0.680%	Next $4 billion
	0.670%	Next $5 billion
	0.665%	Over $10 billion
Global Strategic Bond Fund	0.660%	First $1 billion
	0.580%	Next $4 billion
	0.555%	Next $5 billion
	0.545%	Over $10 billion
International Stock Fund	0.750%	First $1 billion
	0.700%	Next $4 billion
	0.690%	Next $5 billion
	0.685%	Over $10 billion
International Multi-Cap Value Fund	0.770%	First $1 billion
	0.720%	Next $4 billion
	0.710%	Next $5 billion
	0.705%	Over $10 billion
US Small Cap Opportunities Fund	0.900%	First $1 billion
	0.890%	Next $4 billion
	0.880%	Next $5 billion
	0.870%	Over $10 billion
US Small/Mid Cap Opportunities Fund	0.850%	First $1 billion
	0.800%	Next $4 billion
	0.790%	Next $5 billion
	0.785%	Over $10 billion
A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Funds with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the Funds’ sub-adviser, is available in the Funds’ annual report to shareholders for the fiscal year ended October 31, 2016.
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Expense Caps and Waivers.
The following information supplements the information regarding contractual expense reimbursements under “Your Expenses.” The Investment Manager has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as detailed below. These contractual arrangements will remain in effect until October 24, 2018 and shall renew automatically for one-year terms unless the Investment Manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc. For periods where multiple expense caps are in effect, the lower cap will apply.
Fund	Class A	Class T	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F
Tax-Aware Bond Fund	0.84%	0.84%	1.59%	0.59%	N/A	N/A	N/A	0.54%	0.49%
Income Builder Fund	1.15%	1.15%	1.90%	0.90%	1.45%	1.15%	0.85%	0.80%	0.75%
Global Strategic Bond Fund	1.11%	1.11%	1.86%	0.86%	1.41%	1.11%	0.81%	0.76%	0.71%
International Multi-Cap Value Fund	1.22%	1.22%	1.97%	0.97%	1.52%	1.22%	0.92%	0.87%	0.82%
Other Fund Expenses.
In addition to costs discussed under “Portfolio Turnover” in the Summary Section, a Fund may pay or receive certain fees in connection with buying or selling a loan. These fees are in addition to interest payments received and may include fees, such as, up-front fees, commitment fees, transfer and assignment fees, facility fees, amendment fees, and prepayment penalties. These costs are not reflected in a Fund’s annual operating expenses or in the examples.
Acquired Fund Fees and Expenses.
A Fund will indirectly bear a pro rata share of fees and expenses incurred by any investment companies, including business development companies, in which the Fund is invested. A Fund’s pro rata portion of the cumulative expenses charged by the investment companies is calculated as a percentage of the Fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of a Fund’s assets among the investment companies and the actual expenses of the investment companies. Business development company expenses are similar to the expenses paid by any operating company held by a Fund. They are not direct costs paid by Fund shareholders and are not used to calculate a Fund’s net asset value. They have no impact on the costs associated with Fund operations.
Classes of Shares
Each Fund offers the following classes of shares through this Prospectus:
Fund	A	T(1)	C	I	R3	R4	R5	Y	F
Emerging Markets Debt and Currency Fund	✓	✓	✓	✓				✓	✓
Tax-Aware Bond Fund	✓	✓	✓	✓				✓	✓
Emerging Markets Equity Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓
Emerging Markets Multi-Sector Bond Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓
Income Builder Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓
Global Strategic Bond Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓
International Stock Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓
International Multi-Cap Value Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓
US Small Cap Opportunities Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓
US Small/Mid Cap Opportunities Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓
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(1)
Class T shares are currently not available for purchase, unless indicated otherwise in the Summary Section for a particular Fund.

Investor Requirements.
This section describes investor requirements for each class of shares offered by the Funds. Each Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.
Class A Shares. Class A shares are generally available for purchase by all investors other than retirement plans, except as described below.
Purchases of Class A shares by certain retirement plans are permitted under the following circumstances:
•
If the plan is an employer-sponsored retirement plan held directly at a broker-dealer (that is, outside of a retirement plan recordkeeping platform or third party administrator). Such retirement plans may purchase Class A shares, subject to all applicable sales charges as described in this prospectus; and

•
If the plan was a shareholder of Advisor Class shares of a Predecessor Fund prior to the date of the reorganization of the Predecessor Fund into a Fund and received Class A shares of the Fund as a result of such reorganization and wishes to purchase additional Class A shares in the same account.

Class T Shares. Class T shares are available through certain financial intermediaries with which Hartford Funds Distributors, LLC (the “Distributor”) has an agreement to sell Class T shares of a Fund. Not all financial intermediaries make Class T shares available to their clients.
Class C Shares. Class C shares are generally available for purchase by all investors other than retirement plans.
Class I Shares. Class I shares are offered:
•
through financial intermediaries who charge such clients a fee for advisory, investment, consulting or similar services,

•
through financial intermediaries that have entered into an agreement with the Funds' distributor to offer Class I shares through a no-load network or platform,

•
to institutional investors, which include but are not limited to: family offices and their clients; non-profit organizations, charitable trusts, foundations and endowments; and accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies, and

•
to current or retired officers, directors and employees (and their family members, as defined below under “Accumulation Privilege”) of the Funds, The Hartford, the sub-advisers to the Funds, Hartford Administrative Services Company, and their affiliates.

Class I shares are also offered to investors who held Investor Class shares of a Predecessor Fund prior to the date of the reorganization of the Predecessor Fund into a Fund and received Class I shares of the Fund as a result of such reorganization and who wish to purchase additional Class I shares in the same account.
Class I shares are not available to qualified employee benefit plans and other retirement savings plans. Class I shares have a minimum investment requirement of  $2,000 ($5,000 in the case of Emerging Markets Debt and Currency Fund and Emerging Markets Multi-Sector Bond Fund) for all accounts except: $250, if establishing an AIP, with recurring monthly investments of at least $50.
Class R3, Class R4, and Class R5 Shares. Class R3, R4, and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and nonqualified deferred compensation plans. Class R3, R4, and R5 shares generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, each Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4, and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.
Class Y Shares. Class Y shares are offered:
•
through financial intermediaries who charge such clients a fee for advisory, investment, consulting or similar services,

•
through financial intermediaries that have entered into an agreement with the Funds' distributor to offer Class Y shares through a no-load network or platform, and

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•
to institutional investors, which include but are not limited to: certain qualified employee benefit plans and other retirement savings plans; family offices and their clients; non-profit organizations, charitable trusts, foundations and endowments; and accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies.

Class Y shares have an investment minimum of  $250,000, which is waived when the shares are purchased through omnibus accounts (or similar types of accounts). The investment minimum for Class Y shares does not apply to qualified employee benefit plans and other retirement savings plans.
Class F Shares. Class F shares are generally only available through financial intermediaries that have entered into an appropriate agreement to sell Class F shares of a Fund. However, purchases by affiliated investment companies, purchases by 529 plans or purchases of  $1,000,000 or more of Class F shares may be made directly through the Funds’ transfer agent. Class F shares are not available to retirement plans. Class F shares do not have a minimum initial investment requirement when the shares are purchased through omnibus accounts (or similar types of accounts). All other eligible investors must meet the minimum initial investment requirement of at least $1,000,000 in Class F shares of a Fund, except for affiliated investment companies and 529 plans. None of the Funds, the Distributor, or any affiliates of the Distributor pay any commission payments, account servicing fees, record keeping fees, 12b-1 fees, sub-transfer agent fees, administration fees or similar fees with respect to Class F shares to any intermediary. Each Fund reserves the right in its sole discretion to waive the minimum initial investment requirement.
Choosing a Share Class
Each share class has its own cost structure, allowing you to choose the one that best meets your needs. When you choose your class of shares, you should consider a number of factors, including the size of your investment and how long you plan to hold your shares, the expenses borne by each class, any front-end sales charge or contingent deferred sales charge (CDSC) applicable to a class and whether you qualify for any reduction or waiver of sales charges, and the availability of the share class for purchase by you. Certain classes have higher expenses than other classes, which may lower the return on your investment when compared to a less expensive class. The Funds, the Funds’ transfer agent, and the Distributor do not provide investment advice. Please contact your financial intermediary to determine which share class may be appropriate for you.
In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial intermediary or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.
Class R3, Class R4, and Class R5 pay an administrative services fee for third party recordkeeping services. Each class, except Class I, Class R5, Class Y and Class F, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
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	Front End Sales Charge	Deferred Sales Charge (Load)	Distribution and Service (12b-1) Fees(1)	Administrative Services Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class T	Described under the subheading “How Sales Charges are Calculated”	None	0.25%	None
Class C(2)	None	1.00% on shares sold within one year of purchase	1.00%	None
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%
Class R4	None	None	0.25%	0.15%
Class R5	None	None	None	0.10%
Class Y	None	None	None	None
Class F	None	None	None	None
(1)
As a percentage of the Fund’s average net assets.

(2)
No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

Commissions. You may be required to pay a commission to your financial intermediary when buying or selling Class F shares. The Funds make available other share classes that have different fees and expenses, which are disclosed and described in this prospectus and a separate prospectus. Please contact your financial intermediary for more information on commissions.
How Sales Charges are Calculated
Class A Shares. Class A shares pay sales charges and commissions to dealers for each Fund as follows. The offering price includes the front-end sales charge.
Emerging Markets Equity Fund, International Stock Fund, International Multi-Cap Value Fund, US Small Cap Opportunities Fund and US Small/Mid Cap Opportunities Fund
Your Investment	As a % of Offering Price	As a % of Net Investment	Dealer Commission - As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$ 50,000 – $ 99,999	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%
Emerging Markets Debt and Currency Fund, Tax-Aware Bond Fund, Emerging Markets Multi-Sector Bond Fund, Income Builder Fund, Global Strategic Bond Fund
Your Investment	As a % of Offering Price	As a % of Net Investment	Dealer Commission - As Percentage of Offering Price
Less than $50,000	4.50%	4.71%	3.75%
$ 50,000 – $ 99,999	4.00%	4.17%	3.50%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%
(1)
Investments of  $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a CDSC of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you

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acquired by reinvesting your dividends and capital gains distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. This CDSC will not apply where the selling broker dealer was not paid a commission.
In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of a Fund. Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria. Because of this rounding, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount stated in the Fund’s fee table (as illustrated in the table above).
For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of  $15.72 (includes front-end sales charge), a total net asset value of  $14.86, and a front-end sales charge of 5.5%. The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares. Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.
The Distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The Distributor may pay dealers of record commissions on purchases of over $1 million in an amount of up to 1.00% on the first $10 million, 0.50% of the next $30 million, and 0.25% of share purchases over $40 million. These commission schedules may also apply to certain sales of Class A shares made to investors that qualify under some of the categories listed under “Front-End Sales Charge Waivers for Class A Shares.”
Class T Shares. Class T shares pay sales charges and commissions to dealers for each Fund as follows. The offering price includes the front-end sales charge.
Your Investment	As a % of Offering Price	As a % of Net Investment	Dealer Commission – As Percentage of Offering Price
Less than $250,000	2.50%	2.56%	2.50%
$250,000 – $499,999	2.00%	2.04%	2.00%
$500,000 – $999,999	1.50%	1.52%	1.50%
$1 million or more	1.00%	1.01%	1.00%
In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of a Fund. Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria. Because of this rounding, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount stated in the Fund’s fee table (as illustrated in the table above).
Class C Shares. Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.
Years After Purchase	CDSC
1st year	1.00%
After 1 year	None
For purposes of the Class C CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies and the amount of such CDSC, the Funds redeem shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, and (2) Class C shares held over 1 year. Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of the Class C CDSC as if it had been incurred prior to the expiration of the applicable period.
When you request a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC. If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.
Proceeds from the CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to providing distribution-related services to a Fund in connection with the sale of the Class A and Class
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C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of each Fund to sell the Class C shares without a front-end sales charge being deducted, and to sell Class A shares with the maximum applicable sales charge at the time of the purchase.
Although the Funds do not charge a transaction fee, you may be charged a fee by financial intermediaries for the purchase or sale of a Fund’s shares through that financial intermediary. This transaction fee is separate from any sales charge that a Fund may apply.
Sales Charge Reductions and Waivers for Class A and Class C Shares.
Reducing Your Class A Sales Charges −There are several ways you can combine multiple purchases of shares of the Hartford Funds to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your financial intermediary must notify the Funds’ transfer agent that you are eligible for these breakpoints every time you have a qualifying transaction. If you do not let your financial intermediary or the Funds’ transfer agent know that you are eligible for a breakpoint reduction, you may not receive the sales charge breakpoints to which you are otherwise entitled. The availability of these sales load waivers and/or discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Please contact your financial intermediary for more information on the intermediary’s policies and procedures applicable to such waivers and/or discounts. In addition, any intermediary specific sales load waivers and/or discounts are reproduced in Appendix A based on information provided by the financial intermediaries.
•
Accumulation Privilege – permits any qualifying investor to purchase Class A shares of any Hartford Fund (other than series of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (“Hartford HLS Funds”)) and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of: (a) the dollar amount then being purchased plus (b) an amount equal to the then-current, as of the business day immediately prior to such purchases, net asset value of the purchaser’s holdings of all shares (other than Class T, Class R3, Class R4, Class R5, and Hartford HLS Funds) and 529 college savings plan accounts administered by The Hartford. For purposes of this Privilege, a qualifying investor may include all shares owned by family members which — for accounts opened on or after August 16, 2004 — means the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, please see the SAI for more information. Employer-sponsored retirement plans or certain tax qualified retirements accounts may also receive these breakpoints as long as the Funds’ transfer agent or the financial intermediary is notified at the time of purchase. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

•
Letter Of Intent – lets you purchase Class A shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares. Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, the Funds ‘transfer agent will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate you to buy or a Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases. Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the Class A shareholder does not purchase the amount specified in the LOI within thirty days after a written request by the Funds’ transfer agent, the Funds’ transfer agent will redeem an appropriate number of escrowed shares for an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. This redemption may be treated and reported as a taxable transaction to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your financial intermediary or from the Funds’ transfer agent at 1-888-843-7824.

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Front-End Sales Charge Waivers for Class A Shares −In order to receive the sales charge reductions or waivers discussed below, you must notify the Funds’ transfer agent of the reduction or waiver request when you place your purchase order. The Funds’ transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the Funds’ transfer agent. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:
•
selling broker dealers and their employees and sales representatives (and their family members, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

•
financial representatives using Fund shares in fee-based investment products under a signed agreement with the Funds,

•
current or retired officers, directors and employees (and their family members, as defined above under the “Accumulation Privilege” section) of the Funds, The Hartford, the sub-advisers to Hartford Funds, Hartford Administrative Services Company, and their affiliates. Such individuals may also purchase Class I shares at net asset value,

•
welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

•
college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code,

•
investors purchasing through a financial intermediary that has entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers,

•
investors who held Advisor class shares of a Predecessor Fund prior to the date of the reorganization of the Predecessor Fund into a Fund and received Class A shares of the Fund as a result of such reorganization and who wish to purchase additional Class A shares in the same account. If a shareholder holds shares through a financial intermediary, it is the shareholder’s responsibility to inform the shareholder’s financial intermediary of any relationship or other facts qualifying the shareholder for a sales charge reduction or waiver, and

•
purchases by investors maintaining a brokerage account with a registered broker-dealer that has entered into an agreement with the distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

CDSC Waivers −As long as the Funds’ transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:
•
to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated.

•
for death or disability.

•
under reorganization, liquidation, merger or acquisition transactions involving other investment companies.

•
under the following circumstances, for employer-sponsored retirement plans or tax qualified retirement accounts:

(1)
to return excess contributions,

(2)
hardship withdrawals as defined in employer-sponsored retirement plans,

(3)
under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)
to meet minimum distribution requirements under the Internal Revenue Code,

(5)
to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code, and

(6)
after separation from service.

•
for Class A shares only, to investors who held Advisor class shares of a Predecessor Fund prior to the date of the reorganization of the Predecessor Fund into a Fund and received Class A shares of the Fund as a result of such reorganization.

•
for Class C shares only, for withdrawals made pursuant to loans taken from qualified retirement plans. Loans are defined by the retirement plan’s administrator at the time of the withdrawal.

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Reinstatement Privilege
If you sell shares of a Fund, you may reinvest some or all of the proceeds in shares of that Fund or any other Hartford Fund within 90 days without a sales charge, as long as the Funds’ transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of a Fund. In this case, once the 60 day rollover period has ended, such qualified plans may reinvest only those amounts that do not exceed the maximum qualified plan contribution amount for their account in that given tax year. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege. If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. All accounts involved must have the same registration.
There is no reinstatement privilege available for Class T shares.
Information about sales charges and sales charge reductions or waivers is available, free of charge, on the Funds’ website www.hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.
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How To Buy And Sell Shares
Important Information About Procedures for Opening a New Account
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. In some cases, Federal law also requires us to verify and record information that identifies the natural persons who control and beneficially own a legal entity that opens an account. What this means to you: when you open an account, we will ask for names, addresses, dates of birth and other information that will allow us to identify you and certain other natural persons associated with the account. For some legal entity accounts, you will be asked to provide identifying information for one natural person that controls the entity, and for each natural person that beneficially owns 25% or more of the legal entity.
We are also required to obtain information that identifies each authorized signer for an account by requesting name, residential address, date of birth and social security number for each of your authorized signers. We appreciate your cooperation.
If a Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.
Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with a Fund. In general, shareholders and authorized traders may only place trades with a Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy. The location of the authorized caller may be obtained on a recorded phone call or in writing.
Each Fund offers the classes of shares described in “Classes of Shares” above and not all share classes discussed below may be available for each Fund.
Initial Purchases
Before you invest, please read this prospectus carefully.
Determine how much you want to invest. The minimum investment amounts are as follows:
•
Class A, Class C and Class I shares – $2,000 for initial investments ($5,000 in the case of Emerging Markets Debt and Currency Fund and Emerging Markets Multi-Sector Bond Fund), at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

•
Class T shares – $2,000 for initial investments ($5,000 in the case of Emerging Markets Debt and Currency Fund and Emerging Markets Multi-Sector Bond Fund), at least $50 for subsequent investments.

•
Class R3, Class R4, and Class R5 shares – no investment minimum and no subsequent investment minimum.

•
Class Y shares – $250,000 minimum initial investment. This requirement may be waived for certain investors. No subsequent investment minimum.

•
Class F shares - Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of Shares – Investor Requirements” section. No subsequent investment minimum.

To make an initial investment in a class of shares of a Fund, please contact your financial intermediary. Certain classes may not be available through all financial intermediaries. Financial intermediaries may impose transaction charges in addition to those described in this prospectus. Please note that if you are purchasing shares through a retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. You should check with your financial intermediary for further details.
Certain classes of shares of a Fund may also be purchased through the Funds’ transfer agent by filling out an account application and mailing it to the address below. Class T shares are not available directly through the Funds' transfer agent. In addition, it is anticipated that on or about October 1, 2017, new applications will no longer be accepted for accounts held directly with the Funds' transfer agent, except the following applications will continue to be accepted by the transfer agent: applications for Class F and Class Y shares; applications for Class I shares from current or retired officers, directors and employees (and their family members, as defined under “Accumulation Privilege”) of the Funds, The Hartford, the sub-advisers to the Funds, Hartford Administrative Services Company, and their affiliates; and certain other applications in the discretion of Hartford Administrative Services Company. Shareholders who already have an account directly with the Funds' transfer agent can continue to purchase shares of the Funds with respect to such account.
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Effective June 1, 2017, accounts held directly with the transfer agent (i.e. not plan level or an omnibus position) will be charged a $30 annual direct account fee. All accounts are subject to this fee other than accounts of any sub-adviser to the Hartford Funds, accounts of employees of the sub-advisers to the Hartford Funds, 529 college savings plan accounts administered by The Hartford or one of its subsidiaries, and affiliated investment companies. This fee is not charged to shareholders who hold Fund shares through an omnibus account with a financial intermediary. If you have questions about the direct account fee, please call the transfer agent at 1-888-843-7824. If you are invested in the Funds directly through a retirement account or Coverdell Education Savings Account with UMB Bank, n.a., you will also be subject to an annual maintenance fee of up to $25.
If purchasing shares through the Funds’ transfer agent, please send your account application to the following address:
Hartford Funds P.O. Box 55022 Boston, MA 02205-5022	(For overnight mail) Hartford Funds 30 Dan Road, Suite 55022 Canton, MA 02021-2809
Class C Shares Purchase Limits
Purchases of Class C shares are subject to a total account value limitation at the time of purchase of  $999,999. If your existing accounts for all share classes (except Class R3, Class R4, and Class R5 shares) held with the Distributor have a total value equal to $999,999, you will not be able to purchase Class C shares. For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4, and Class R5 shares) held with the Distributor that are linked under a Letter of Intent or Accumulation Privilege will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits. You should consult your financial adviser when choosing a share class.
Additional Purchases of Shares
You may purchase additional shares of a Fund through your financial intermediary. Your financial intermediary may charge you for this service. With respect to accounts held directly with the transfer agent (i.e. not plan level or an omnibus position), you may also purchase additional shares through the Funds’ transfer agent as follows:
•
On the Web  – Visit www.hartfordfunds.com, select “Account Access” from the role drop-down menu at the top of the home page and follow the instructions.

•
By Phone – To place your order, call the transfer agent at 1-888-843-7824 on any regular business day. Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment. Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price. For your protection, telephone requests may be recorded in order to verify their accuracy.

•
In Writing With a Check – Make out a check for the investment amount, payable to “Hartford Funds.” Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered. Deliver the check and your completed application, investment slip, or letter of instruction to your financial intermediary or plan administrator, or mail to:

Hartford Funds P.O. Box 55022 Boston, MA 02205-5022	(For overnight mail) Hartford Funds 30 Dan Road, Suite 55022 Canton, MA 02021-2809
•
By Electronic Funds Transfer or Wire  – For complete instructions on how to purchase shares of Hartford Funds by electronic funds transfer or wire, contact Hartford Funds at 1-888-843-7824.

Please note that these features may not be available for all classes of shares and in such instances, you will need to make additional purchases through your financial intermediary.
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Selling Shares
You may redeem your shares by having your financial intermediary process your redemption. Your financial intermediary will be responsible for furnishing all necessary documents to the Fund and may charge you for this service. With respect to accounts held directly with the transfer agent (i.e. not plan level or an omnibus position), you may also sell your shares through the Fund's transfer agent as noted below.
•
On the Web  – Visit www.hartfordfunds.com, select “Account Access” from the role drop-down menu at the top of the home page and follow the instructions. To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases. Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

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By Phone – Only non-retirement accounts or IRA plans may redeem by telephone, and redemptions are restricted to up to $50,000 per shareholder per market day. To place your order, call the transfer agent at 1-888-843-7824 on any regular business day. Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price. For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824. For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 15 days. For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

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By Electronic Funds Transfer or Wire – For complete instructions on how to redeem shares of Hartford Funds by electronic funds transfer or wire, contact Hartford Funds at 1-888-843-7824. Wire transfers are available upon request for amounts of  $500 or more and will be wired on the next business day. Your bank may charge a fee for these services. For your protection, electronic funds transfer and wire redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 15 days.

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By Letter or Form – In certain circumstances, you will need to make your request to sell shares in writing. Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction. To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell. Include all authorized signatures and obtain a Medallion signature guarantee if: you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or changed within the past 15 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s). For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee. Deliver these instructions to your financial intermediary or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.
Please note that these features may not be available for all classes of shares and in such instances, you will need to sell shares through your financial intermediary.
For the following types of accounts, you must provide the following additional documentation if you are selling your shares by letter:
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IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) – Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

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Automatic 401k Rollover IRAs – Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

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403(b) – 403(b) Distribution Request Form.

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Owners Or Trustees Of Trust Accounts – Call 1-888-843-7824 for instructions.

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Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death – Call 1-888-843-7824 for instructions.

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ADDRESSES
Send Inquiries And Payments To:	Or By Overnight Mail To:	Phone Number:
Hartford Funds P.O. Box 55022 Boston, MA 02205-5022 FAX: 1-888-802-0039	Hartford Funds 30 Dan Road, Suite 55022 Canton, MA 02021-2809	1-888-843-7824 or contact your financial intermediary or plan administrator for instructions and assistance.
Exchanging Shares
You may exchange one class of shares of a Fund for shares of the same class of any other Hartford Fund if such share class is available except that there are no exchange privileges for Class T shares.
Before exchanging shares, you should carefully read the prospectus relating to the exchanged-for shares. Call your plan administrator or financial intermediary or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you wish to exchange.
If you are a Class A or Class C shareholder, you may also request an exchange by doing the following:
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If you hold your shares directly with the transfer agent (i.e. not plan level or an omnibus position) and have an online account with hartfordfunds.com, you may exchange your shares on the web by accessing your account online and following the instructions.

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Write a letter of instruction indicating the Fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial intermediary or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and you must meet the initial investment minimum applicable to such shares of the other Fund (as disclosed in the prospectus), except as noted below with respect to Class Y shares. All exchanges are made at net asset value. You must retain at least $1,000 in the Fund from which you exchange. Class Y shares of a Fund may be exchanged for Class Y shares of another Fund, if  (i) the shareholder is already a holder of Class Y shares of the other Fund or (ii) the initial investment minimum applicable to Class Y shares of the other Fund (as disclosed in the prospectus) is satisfied in connection with the exchange.
You may be subject to tax liability or sales charges as a result of your exchange. Please see the section of the statutory prospectus entitled “Fund Distributions and Tax Matters — Taxability Of Transactions” for more information.
Each Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason. For more information, please see the section entitled “Exchanges” in the Funds’ SAI.
Conversions
Subject to the conditions set forth in this section, shares of one class of a Fund may be converted into (i.e., reclassified as) shares of a different class of the same Fund at the request of a shareholder’s financial intermediary. To qualify for any conversion, the shareholder must satisfy the eligibility and other conditions for investing in the class into which the conversion is sought (as described in the prospectus). Subject to certain limited circumstances, Class R3, Class R4 and Class R5 (each an “R share”) of a Fund may be converted into (i.e., reclassified) a different R share class in the same Fund. Under certain circumstances, the following other classes are eligible for conversions:
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Class A shares may be converted into Class F shares of the same Fund if the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares;

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Class A shares may be converted into Class I shares or Class Y shares of the same Fund if the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares and the conversion is made to facilitate the shareholder’s participation in certain fee-based advisory programs or a no-load network or platform, among other reasons consistent with the eligibility requirements of such class;

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Class C shares may be converted into Class A shares or Class I shares of the same Fund if the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Funds’ distributor a portion of the CDSC otherwise payable upon the sale of such shares and the conversion is made to facilitate the shareholder’s participation in certain fee-based advisory programs;

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Class I shares may be converted into Class Y shares or Class F shares; and

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Class Y shares may be converted into Class F shares.

Not all share classes discussed above may be available for each Fund. Financial intermediaries that are interested in a conversion on behalf of a shareholder should call 1-888-843-7824 to determine whether such feature is available.
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Please note that (1) both accounts involved in the conversion must be identical, (2) you will need to observe eligibility requirements, and (3) the proper selling agreements must be in place. In addition, the financial intermediary must process and report the transaction as a conversion.
The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion. In general, conversions of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct conversion transaction. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund conversion. Each Fund reserves the right in its sole discretion to amend or terminate the conversion feature at any time, for any reason.
ADDRESSES
Send Inquiries And Payments To:	Or By Overnight Mail To:	Phone Number:
Hartford Funds P.O. Box 55022 Boston, MA 02205-5022 FAX: 1-888-802-0039	Hartford Funds 30 Dan Road, Suite 55022 Canton, MA 02021-2809	1-888-843-7824 or contact your financial intermediary or plan administrator for instructions and assistance.
Valuation of Shares
The net asset value per share (NAV) is determined for each class of each Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The net asset value for each class of shares of each Fund is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to a Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
For purposes of calculating the NAV of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of The Hartford Mutual Funds II, Inc. (the “Company”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Company’s Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.
Fixed income investments (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, a Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments
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in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.
Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.
Buy and Sell Prices
When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.
Execution Of Requests
Each Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.
You may buy and sell shares of each Fund on the web, by telephone, by wire or by mail. You may exchange your shares by telephone, on the web, or by mail. Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing. Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.
At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.
In unusual circumstances, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days. A Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.
Requests In “Good Order”
All purchase and redemption requests must be received by a Fund in “good order.” This means that your request must include:
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Name, date of birth, residential address, and social security number.

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The Fund name, share class and account number.

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The amount of the transaction (in dollars or shares).

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Signatures of all owners exactly as registered on the account (for mail requests).

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Medallion signature guarantee or Signature Validation Program stamp (if required).

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Any supporting legal documentation that may be required.

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Frequent Purchases and Redemptions of Fund Shares
The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares by a Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders. In particular, frequent trading (i) can force a Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a Fund’s NAV for long-term shareholders.
If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Funds.
The Board of Directors of the Company has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason. In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control. No system for the prevention and detection of market timing and other abusive trading activities can be expected to identify, address or eliminate all such activities in Fund shares.
It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.
A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Funds’ transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund. When an additional purchase or exchange change order request for a Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred). In addition, the person requesting such transaction shall be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds. The frequent trading limitations do not apply to the following: (1) any transaction not initiated by a shareholder or their registered representative; (2) transactions that are part of a systematic program; (3) automatic programs offered by the Funds, such as dollar cost averaging, dividend diversification and systematic withdrawals; (4) transactions of  $1,000 or less; and (5) transactions that a Fund, in its discretion, determines are not abusive or harmful.
The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The Hartford Funds’ procedures with respect to omnibus accounts are as follows: (1) Where the Funds’ transfer agent is provided individual shareholder level transaction detail on a daily basis, the Funds’ transfer agent shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where the Funds’ transfer agent is not provided individual shareholder level transaction detail on a daily basis, the Funds’ transfer agent shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, the Funds’ transfer agent shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. The Funds’ ability to identify and deter frequent purchases
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and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries. In addition to the foregoing, the Funds’ transfer agent also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.
The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading. Certain market timers may seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day. Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate. Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities are more susceptible to this activity. Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”
Hartford Funds reserves the right to modify this policy, including any surveillance procedures established from time to time to effectuate this policy, at any time without notice. Hartford Funds, the Investment Manager, and/or the Funds’ transfer agent shall not be liable for any loss resulting from rejected purchase orders or exchanges.
Certificated Shares
Shares are electronically recorded and, therefore, the Funds do not issue share certificates.
Account Closings
There may be instances in which it is appropriate for your account to be closed. Your account could be closed if: (i) your identity cannot be verified or you fail to provide a valid SSN or TIN; (ii) the registered address of your account is outside of the United States or in a U.S. jurisdiction in which the Fund shares are not registered; (iii) transactions in your account raise suspicions of money laundering, fraud or other illegal conduct; (iv) shares purchased are not paid for when due; (v) your account does not meet the qualifications for ownership for the particular class of shares held in your account; (vi) maintenance of your account jeopardizes the tax status or qualifications of the Funds; (vii) your account balance falls to $1,000 or less and you fail to bring the account above $1,000 within thirty (30) days of notification; (viii) there is a change in your broker of record, for example your broker is no longer able to sell Fund shares; or (ix) closing the account is determined to be in the best interests of the Fund.
Sales In Advance of Purchase Payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.
Special Redemptions
Although each Fund would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash. When the shareholder sells portfolio securities received in this fashion, transaction costs would be incurred. Prior to such sale, the shareholder would be exposed to market risk. Any such securities would be valued for the purposes of making such payment at the same value as used in determining a Fund’s net asset value. Each Fund, however, always redeems shares solely in cash up to the lesser of  $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.
Abandoned Property
It is the responsibility of the shareholder to keep the shareholder’s account(s) active and to provide Hartford Funds with a current and correct address for the shareholder’s account(s). An out-of-date or incorrect address may cause a shareholder’s account statements and other mailings to be returned to Hartford Funds. Please be advised that certain state escheatment laws may require a Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property if no shareholder initiated activity occurs in the account within the time frame specified by the state law. Hartford Funds will not be liable to a shareholder or a shareholder’s financial intermediary for good faith compliance with state unclaimed or abandoned property (escheatment) laws.
To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices. If you do not hold your shares directly with a Fund, you should contact your financial intermediary, retirement plan or other third party intermediary regarding applicable state escheatment laws.
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Escheatment laws vary by state, and states have different criteria for defining inactivity and unclaimed or abandoned property. Hartford Funds strongly encourages you to keep your account active and up-to-date. Depending on laws in your jurisdiction, you may assist us in safeguarding your investments for accounts directly held with Hartford Funds by at least once a year: (i) logging in to your account at http://www.hartfordfunds.com and viewing your account information; (ii) calling Hartford Funds at 1-888-843-7824 for an account balance or speaking with a customer service representative at the same phone number after you go through a security verification process; and (iii) taking action on letters received in the mail from Hartford Funds concerning account inactivity, outstanding checks and/or escheatment or abandoned property and promptly following the directions in such letters. Please be advised that simply visiting the above Hartford Funds website or making contact by phone may not establish sufficient contact for purposes of escheatment laws in certain states. Check with your state of residence for specifics.
Payment Requirements
All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.
If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that a Fund or the Distributor has incurred.
Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Funds on behalf of customers with payment to follow within the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.
Account Statements and Duplicate Copies of Materials to Households
You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent, depending on how your shares are held with a Fund. If you receive account statements from the transfer agent, you may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.
Generally, each Fund will mail only one copy of each prospectus, annual report, semi-annual report and proxy statement to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits each Fund through reduced mailing expenses. If you hold your account directly with the Funds' transfer agent and you want to receive multiple copies of these materials, you may call us at 1-888-843-7824 or notify us in writing. Individual copies of prospectuses, reports and proxy statements will be sent to you commencing within 30 days after we receive your request to stop householding for accounts directly held with the Funds' transfer agent. If your account is not held directly with the Funds' transfer agent, please contact your financial intermediary for more information.
Additional Investor Services - Class A and Class C Shares
Contact your financial intermediary to determine if you are eligible for any additional investor services. The following outlines the additional investor services for accounts that are directly held with the Fund's transfer agent:
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Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to a Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.” If you are using AIP to open an account, you must invest a minimum initial investment of  $250 into a Fund and invest a minimum of  $50 per month into the Fund.

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Systematic Withdrawal Plan (SWP) may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more. Also, make sure you are not planning to invest more money in this account (buying shares of a Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges). Specify the payee(s), who may be yourself or any other party. There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner. Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial intermediary or the transfer agent.

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Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from a Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.” Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

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Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by a Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

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Systematic Exchange lets you automatically transfer money from a share class of a Fund to the same share of another Hartford Fund.

Hartford Funds may stop your AIP, SWP, DCA Program or Systematic Exchange if we are unable to obtain an accurate address for your account.
Uncashed Checks Issued on Your Account
Each Fund reserves the right to reinvest any amounts (e.g., dividends, distributions or redemption proceeds) that you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
Retirement Plans and Certain Other Accounts – Hartford Funds are available through a range of retirement plans, including traditional, Roth, SIMPLE and SEPs IRAs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.
If you open a retirement account (including traditional, Roth, SIMPLE, or SEPs IRAs, and 403(b) Accounts) or Coverdell Education Savings Account ("Coverdell Account") through Hartford Funds, UMB Bank, n.a. will serve as the custodian of that account. Retirement accounts and Coverdell Accounts are charged an annual maintenance fee (up to $25) that is paid to UMB Bank, n.a., HASCO and/or certain other Fund service providers. These fees are in addition to the fees and expenses that you pay for investing in the Funds (set forth in each Fund’s fees and expenses table). Please refer to the Custodial Agreement & Disclosure Statement for your retirement account or Coverdell Account for information on applicable annual maintenance fees.
Distribution Arrangements
Hartford Funds Distributors, LLC, a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”), serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement approved by the Board of Directors. Shares of the Funds are continuously offered and sold by selected broker-dealers pursuant to selling agreements with the Distributor, and such broker-dealers may in turn designate and authorize other financial intermediaries to offer and sell Fund shares. Except as discussed below, the Distributor (and not the Funds) bears the expenses of providing services pursuant to the Underwriting Agreement, including the payment of expenses relating to the distribution of prospectuses for sales purposes, as well as any other advertising or sales literature. The Distributor is not obligated to sell any specific amount of Fund shares.
Distribution Plans – Class A, Class T, Class C, Class R3 and Class R4 Shares
The Board of Directors has approved the adoption of a separate distribution plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, Class T, Class C, Class R3 and Class R4 shares. Under a Plan, Class A, Class T, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to the Distributor, some of which may be paid to select broker-dealers. Total compensation under a Plan may not exceed the maximum cap imposed by FINRA with respect to asset-based sales charges. Distribution fees paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of the respective Fund’s shares. Under a Plan, each Fund pays the Distributor the entire fee, regardless of the Distributor’s expenditures. Even if the Distributor’s actual expenditures exceed the fee payable to the Distributor at any given time, a Fund will not be obligated to pay more than that fee. If the Distributor’s actual expenditures are less than the fee payable to the Distributor at any given time, the Distributor may realize a profit from the arrangement.
Class A Plan – Pursuant to the Class A Plan, a Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses.
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Class T Plan – Pursuant to the Class T Plan, a Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets attributable to Class T shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses.
Class C Plan – Pursuant to the Class C Plan, a Fund may pay the Distributor a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that the Distributor will receive all contingent deferred sales charges attributable to Class C shares.
Class R3 Plan – Pursuant to the Class R3 Plan, a Fund may pay the Distributor a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities.
Class R4 Plan – Pursuant to the Class R4 Plan, a Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities.
Payments to Financial Intermediaries and Other Entities
The Investment Manager, Distributor and/or their affiliates and the Hartford Funds make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of the Hartford Funds, and/or Financial Intermediaries and other intermediaries that provide services (“Servicing Intermediaries”) to the Hartford Funds. These payments may vary from one product to another. For this reason, (1) if your Financial Intermediary receives greater payments with respect to the Hartford Funds than it receives with respect to other products, it may be more inclined to sell you shares of a Hartford Fund rather than another product and/or (2) if your Servicing Intermediary (which may also be your Financial Intermediary) receives greater payments with respect to the Hartford Funds, such payments may create an incentive for the Servicing Intermediary to favor the Hartford Funds rather than other fund companies or investment products for which it may receive a lower payment. You may contact your Financial Intermediary or Servicing Intermediary if you want additional information regarding any Additional Payments or Servicing Payments it receives.
Payments Made From Fund Assets.
•
Commissions and Rule 12b-1 Payments. The Distributor and/or its affiliates pay sales commissions and Rule 12b-1 fees to Financial Intermediaries out of assets that the Distributor and/or its affiliates receive from the Hartford Funds. The Funds’ SAI includes information regarding these commission and Rule 12b-1 payments by share class.

•
Administrative Fees to Servicing Intermediaries. The Distributor and/or its affiliates make payments to Servicing Intermediaries that provide sub-accounting, administrative and/or shareholder processing services to the Hartford Funds (“Administrative Fees”). Such payments may be made out of 12b-1, administrative and/or transfer agent fees that the Distributor and/or its affiliates receive from the Hartford Funds. Depending upon the particular share class and/or contractual arrangement with a Servicing Intermediary, these payments may be calculated based on average net assets of the Hartford Funds that are serviced by the Servicing Intermediary, or on a per account basis. The Fund’s SAI includes information regarding Fund expenses and distribution arrangements.

Payments Made by the Investment Manager and/or its Affiliates. As explained in more detail below under the sections entitled “Additional Payments to Financial Intermediaries” and “Servicing Payments to Servicing Intermediaries,” the Investment Manager and/or its affiliates make payments out of their own assets and not as an expense to or out of the assets of the Funds to (1) Financial Intermediaries to encourage the sale of Hartford Funds’ shares (“Additional Payments”) and/or (2) Servicing Intermediaries as additional compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).
•
Additional Payments to Financial Intermediaries. The amount of any Additional Payments made by the Investment Manager and/or its affiliates to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; (iii) the amount of Hartford Fund shares sold through that Financial Intermediary; and (iv) the mix of equity and fixed income funds sold through that Financial Intermediary. The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to exceed 0.16% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary. For the calendar year ended December 31, 2016, the Investment Manager and its affiliates incurred approximately $44.1 million in total Additional Payments to Financial Intermediaries.

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Additional Payments to Financial Intermediaries, including those listed in the Funds’ SAI, may be used for various purposes and take various forms, including but not limited to:
(1)
Payments for putting the Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

(2)
Payments for including the Hartford Funds within a group that receives special marketing focus or placing the Hartford Funds on a “preferred list”;

(3)
“Due diligence” payments for a Financial Intermediary’s examination of Hartford Funds and payments for providing extra employee training and information relating to Hartford Funds;

(4)
“Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

(5)
Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

(6)
Provision by a Financial Intermediary of sales-related data to the Investment Manager and/or its affiliates;

(7)
Provision of educational programs, including information and related support materials;

(8)
Provision of computer hardware and software; and

(9)
Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2017, the Investment Manager and/or its affiliates pay or have entered into ongoing contractual arrangements to pay Additional Payments to the Financial Intermediaries listed below: AIG Advisors Group, Inc. (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial, and Woodbury Financial Services); Ameriprise Financial Services, Inc.; BancWest Investment Services; Cadaret Grant & Co., Inc.; Cambridge Investment Research Inc.; CCO Investment Services Corp.; Charles Schwab & Co., Inc.; Citigroup Global Markets, Inc.; Commonwealth Financial Network; CUSO Financial Services, L.P.; Edward D. Jones & Co.; First Citizens Investor Services, Inc.; Frost Brokerage Services, Inc.; H.D. Vest Investment Services.; Hilliard Lyons; Huntington Investment Co.; Invest Financial Corporation; Investment Centers of America; Investment Professionals, Inc.; Janney Montgomery Scott; JPMorgan Securities LLC; Lincoln Financial Advisors Group; LPL Financial Corp.; M&T Securities Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mid Atlantic Capital Corporation; Morgan Stanley Smith Barney; National Financial Services; National Planning Corporation; Newbridge Securities; NEXT Financial Group, Inc.; Northwestern Mutual Investment Services, LLC; Oppenheimer & Co, Inc.; Pershing LLC; Raymond James & Associates Inc. and Raymond James Financial Services, Inc.; RBC Capital Markets Corporation; Robert W. Baird; Schroder Fund Advisors LLC; SII Investments Inc.; Stifel, Nicolaus & Company, Inc.; Summit Brokerage Services; UBS Financial Services Inc.; U.S. Bancorp Investments Inc.; Voya Financial; and Wells Fargo. The Investment Manager and/or its affiliates may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2016 of at least $500 in value for items such as sponsorship of meetings, education seminars and travel and entertainment, but may not have an ongoing contractual relationship with the Investment Manager or one of its affiliates, are listed in the SAI.
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Servicing Payments to Servicing Intermediaries. The Investment Manager, HASCO and/or their affiliates pay Servicing Payments to Servicing Intermediaries. The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are serviced by a Servicing Intermediary. With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to exceed 0.25% of the average net assets of the Hartford Funds that are serviced by that Servicing Intermediary. For the year ended December 31, 2016, the Investment Manager, HASCO and/or their affiliates incurred approximately $9.0 million in total Servicing Payments and these Servicing Payments did not exceed $2.1 million for any one Servicing Intermediary.

As of January 1, 2017, the Investment Manager, HASCO and/or their affiliates pay or have entered into ongoing contractual arrangements to pay Servicing Payments to the following entities: 401k ASP, Inc.; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Co.; BenefitStreet, Inc.; Charles Schwab; CPI Qualified Plan Consultants, Inc.; Daily Access Corp.; Digital Retirement Solutions; Edward D. Jones & Co; Expert Plan, Inc.; Fidelity; Gold Trust Company; Goldman Sachs & Co.; Great-West Financial Retirement Plan Services, LLC; GWFS Equities, Inc.; Hewitt Associates LLC; ICMA Retirement Corporation; International Clearing Trust Company; John Hancock Trust Company; Lincoln Retirement Services Company, LLC; LPL Financial Corp.; Massachusetts Mutual Life Insurance Company; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Group; NYLife Distributors, LLC.; Plan Administrators, Inc.; Pershing LLC; Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade Trust Company; Teachers Insurance and Annuity Association of America; The Retirement Plan Company, LLC; The Vanguard Group; Transamerica Retirement Solutions;
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Valic Retirement Services Company; Voya Financial; Wells Fargo; Wilmington Trust; and Xerox HR Solutions. The Investment Manager, HASCO and/or their affiliates may in the future enter into similar arrangements with other Servicing Intermediaries.
Fund Distributions and Tax Matters
Dividends and Distributions
Each Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of each Fund are normally declared and paid annually. Dividends from net investment income of each Fund are normally declared and paid as follows:
Fund	Declaration and payment frequency of net investment income
Emerging Markets Debt and Currency Fund	Annually
Tax-Aware Bond Fund	Monthly
Emerging Markets Equity Fund	Annually
Emerging Markets Multi-Sector Bond Fund	Quarterly
Income Builder Fund	Monthly
Global Strategic Bond Fund	Monthly
International Stock Fund	Annually
International Multi-Cap Value Fund	Quarterly
US Small Cap Opportunities Fund	Annually
US Small/Mid Cap Opportunities Fund	Annually
Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Funds’ Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. Further, each Fund reserves the right to change its dividend distribution policy at the discretion of its Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from a Fund are automatically reinvested in additional full or fractional shares of that Fund.
Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a Fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.
If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the Fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.
Taxability Of Dividends
Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from a Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.
An additional 3.8% Medicare tax is imposed on certain net investment income (including taxable distributions received from a Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.
Some dividends paid in January may be taxable as if they had been paid the previous December.
Dividends and capital gains distributed by each Fund to tax-deferred retirement plan accounts are not taxable currently.
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Taxability Of Transactions
Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from a Fund.
Under certain limited circumstances, a shareholder may be able to exchange one class of shares for another class of shares of the same Fund. In general, exchanges of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.
Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.
Additional Information
A Fund may be required to withhold U.S. federal income tax (currently, at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. IRS Regulations require each Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date. Each Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost. In the absence of an election by a shareholder, each Fund will use the average cost method with respect to that shareholder. To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.
If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, or if at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund will be eligible to file an election with the Internal Revenue Service that would generally enable its shareholders to benefit from any foreign tax credit or deduction available for any foreign taxes the Fund pays. Pursuant to this election, a shareholder will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its U.S. federal income tax liability (subject to certain holding period and other requirements). The consequences of such an election are discussed in more detail in the SAI.
Each Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status. Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.
Each Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.
Distributions from each Fund may also be subject to state, local and foreign taxes. You should consult your own tax advisor regarding the particular tax consequences of an investment in a Fund.
This section summarizes some of the consequences under current Federal tax law of an investment in each Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.
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Legal Proceedings
On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that, among other things, added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC ("HFMC"), which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the applicable legal standard. A bench trial on the issue of liability was held in November 2016. On February 28, 2017, the court granted judgment for HIFSCO and HFMC. Plaintiffs may appeal.
Performance Notes
The following notes supplement the performance table in the Summary Sections and provide additional information for understanding the returns provided in the table for each Fund.
Each Fund is the successor to its corresponding Predecessor Fund as a result of the reorganization of such Predecessor Fund into the Fund immediately before the opening of business on October 24, 2016. Accordingly, the performance information shown in the table for each Fund includes the historical performance, fees and expenses of the Fund’s Predecessor Fund. SIMNA served as the investment manager to each Predecessor Fund, and SIMNA Ltd. served as the sub-adviser to the following Predecessor Funds: Schroder Absolute Return EMD and Currency Fund, Schroder Emerging Market Equity Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Strategic Bond Fund, Schroder International Alpha Fund and Schroder International Multi-Cap Value Fund. Each Fund has a substantially similar investment objective and investment strategy as that of its Predecessor Fund.
Indices:
The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
The 3-Month USD Fixed LIBOR gives an indication of the interest rate at which a panel of selected banks borrow U.S. dollar funds from one another with a maturity of three months.
The Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.
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The JP Morgan EMBI Global Diversified Index is a uniquely weighted index that tracks total returns for US dollar denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.
The JP Morgan GBI Emerging Markets Global Diversified Index tracks local currency bonds issued by Emerging Markets governments. It is an investable index that includes only those countries that are directly accessible by most of the international investor base. The index excludes countries with explicit capital controls, but does not factor in regulatory/tax hurdles in assessing eligibility.
The JP Morgan CEMBI Broad Diversified Index tracks total returns of U.S. dollar denominated debt instruments issued by corporate entities in Emerging Markets countries.
The JP Morgan Global Aggregate Bond Index is a broad-based measure of global investment grade fixed-rate debt markets.
The MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.
The MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.
The MSCI All Country World ex USA Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of both developed and emerging stock markets, excluding the U.S., of the value securities within the MSCI All Country World ex USA Index.
The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.
The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.
The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on a combination of their market capitalization and current index membership.
Related Composite Performance of the Income Builder Fund
The following tables present the past performance of a composite that is comprised of all fully discretionary accounts managed by wholly-owned subsidiaries of Schroders plc in the United States and the United Kingdom (the “Schroders Firm”) (see notes to the table below) in its Global Multi-Asset Income investment strategy that have investment objectives, policies and strategies substantially similar to those of the Income Builder Fund (the “Schroders Global Multi-Asset Income Composite”). The performance has been adjusted to reflect the operating costs of the Fund. Historical performance has been prepared in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. Returns reflect all income, gains and losses and reinvestment of any dividends or capital gains without provision for federal or state income tax. Because the gross performance data shown in the tables does not reflect the deduction of investment advisory fees paid by the accounts that make up the composite and certain other expenses that would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of the Schroders Firm in managing all Global Multi-Asset Income portfolios, with investment objectives, policies and strategies substantially similar to those of the Fund. To calculate the performance of the composite net of Class A expenses and the maximum Class A sales charge, the total annual fund operating expenses and the maximum sales charge payable by Class A shares of the Fund, as set forth in the Fund’s fee table in the Summary Section, were used. To calculate the performance of the composite net of Class A expenses but excluding Class A sales charges, only the total annual fund operating expenses payable by Class A shares of the Fund, as set forth in the Fund’s fee table in the Summary Section, were used.
Certain accounts that are included in the Schroders Global Multi-Asset Income Composite are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the composite may have been less favorable had it been regulated as an investment company under the federal securities laws.
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The historical performance of The Schroders Global Multi-Asset Income composite is not that of the Fund, is not a substitute for the Fund’s performance and is not necessarily indicative of any fund’s future results. Information about the past performance of the Fund appears in this prospectus under the heading “HARTFORD SCHRODERS INCOME BUILDER FUND SUMMARY SECTION – PAST PERFORMANCE.” The performance of the Schroders Global Multi-Asset Income Composite represents its performance managing Global Multi-Asset Income portfolios, which, as described above, are those with investment objectives, policies and strategies substantially similar to those of the Fund. The Fund’s actual performance may differ significantly from the past performance of the composite. The personnel who managed the accounts that make up the composite, and who therefore generated, or contributed to, the historical performance shown may differ from the personnel managing the Fund.
While the accounts in the composite experience inflows and outflows of cash from clients, there can be no assurance that the continuous offering of a fund’s shares and a fund’s obligation to redeem its shares will not adversely affect the fund’s performance.
SCHRODERS GLOBAL MULTI-ASSET INCOME COMPOSITE PERFORMANCE*
Average annual total returns for the periods ended December 31, 2016
	1 Year	3 Years	Since Inception (5/31/2012)
Composite (Net of Class A expenses and maximum Class A sales charge)	2.52%	-0.63%	2.93%
Composite (Net of Class A expenses but excluding Class A sales charges)	7.35%	0.90%	3.97%
Composite (Net of highest management fee paid by any account included in the Composite)	7.98%	1.50%	4.59%
Composite (Gross)	8.79%	2.26%	5.37%
JP Morgan Global Aggregate Bond Index	2.16%	0.35%	0.28%
MSCI All Country World Index (Net)	7.86%	3.13%	10.09%
Income Builder Fund Blended Index	3.99%	1.31%	3.24%
MSCI All Country World Index (Gross)	8.48%	3.69%	10.67%
Former Income Builder Fund Blended Index	4.17%	1.47%	3.41%
Total returns for the periods ended December 31
	2016	2015	2014	2013	2012 **
Composite (Net of Class A expenses and maximum Class A sales charge)	2.52%	-11.08%	-1.84%	1.01%	5.06%
Composite (Net of Class A expenses but excluding Class A sales charges)	7.35%	-6.89%	2.79%	5.77%	10.02%
Composite (Net of highest management fee paid by any account included in the Composite)	7.98%	-6.34%	3.40%	6.40%	10.40%
Composite (Gross)	8.79%	-5.64%	4.17%	7.19%	10.88%
JP Morgan Global Aggregate Bond Index	2.16%	-2.72%	1.66%	-2.63%	2.95%
MSCI All Country World Index (Net)	7.86%	-2.36%	4.16%	22.80%	15.34%
Income Builder Fund Blended Index	3.99%	-2.42%	2.47%	4.49%	6.56%
MSCI All Country World Index (Gross)	8.48%	-1.84%	4.71%	23.44%	15.68%
Former Income Builder Fund Blended Index	4.17%	-2.26%	2.63%	4.65%	6.66%
*
This is not the performance of the Fund. As of December 31, 2016, the Schroders Global Multi-Asset Income Composite was composed of 3 accounts, totaling approximately $4.51 billion.

**
Returns reflect performance beginning May 31, 2012.

Description of JP Morgan Global Aggregate Bond Index
The JP Morgan Global Aggregate Bond Index is a broad-based measure of global investment grade fixed-rate debt markets.
122

Description of MSCI All Country World Index
The MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.
Description of Income Builder Fund Blended Indices
The Income Builder Fund Blended Index is calculated by the Investment Manager and represents the weighted return of the JP Morgan Global Aggregate Bond Index (70%) and the MSCI All Country World Index (Net) (30%).
The Former Income Builder Fund Blended Index is calculated by the Investment Manager and represents the weighted return of the JP Morgan Global Aggregate Bond Index (70%) and the MSCI All Country World Index (Gross) (30%).
Related Composite Performance of the Global Strategic Bond Fund
The following tables present the past performance of a composite that is comprised of all fully discretionary accounts managed by wholly-owned subsidiaries of Schroders plc in the United States and the United Kingdom (the “Schroders Firm”) (see notes to the table below) in its Strategic Bond investment strategy that have investment objectives, policies and strategies substantially similar to those of the Global Strategic Bond Fund (the “Schroders Strategic Bond Composite”). The performance has been adjusted to reflect the operating costs of the Fund. Historical performance has been prepared in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. Returns reflect all income, gains and losses and reinvestment of any dividends or capital gains without provision for federal or state income tax. Because the gross performance data shown in the tables does not reflect the deduction of investment advisory fees paid by the accounts that make up the composite and certain other expenses that would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of the Schroders Firm in managing all Strategic Bond portfolios, with investment objectives, policies and strategies substantially similar to those of the Fund. To calculate the performance of the composite net of Class A expenses and the maximum Class A sales charge, the total annual fund operating expenses and the maximum sales charge payable by Class A shares of the Fund, as set forth in the Fund’s fee table in the Summary Section, were used. To calculate the performance of the composite net of Class A expenses but excluding Class A sales charges, only the total annual fund operating expenses payable by Class A shares of the Fund, as set forth in the Fund’s fee table in the Summary Section, were used.
Certain accounts that are included in the Schroders Strategic Bond Composite are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the composite may have been less favorable had it been regulated as an investment company under the federal securities laws.
The historical performance of the Schroders Strategic Bond Composite is not that of the Fund, is not a substitute for the Fund's performance and is not necessarily indicative of any fund's future results. Information about the past performance of the Fund appears in this prospectus under the heading “HARTFORD SCHRODERS GLOBAL STRATEGIC BOND FUND SUMMARY SECTION – PAST PERFORMANCE.” The performance of the Schroders Strategic Bond Composite represents its performance managing Strategic Bond portfolios, which, as described above, are those with investment objectives, policies and strategies substantially similar to those of the Fund. The Fund’s actual performance may differ significantly from the past performance of the composite. The personnel who managed the accounts that make up the composite, and who therefore generated, or contributed to, the historical performance shown may differ from the personnel managing the Fund.
While the accounts in the composite experience inflows and outflows of cash from clients, there can be no assurance that the continuous offering of a fund’s shares and a fund’s obligation to redeem its shares will not adversely affect the fund’s performance.
SCHRODERS STRATEGIC BOND COMPOSITE PERFORMANCE*
Average annual total returns for the periods ended December 31, 2016
	1 Year	3 Years	5 Years	10 Years
Composite (Net of Class A expenses and maximum Class A sales charge)	-1.38%	-0.97%	1.04%	2.28%
Composite (Net of Class A expenses but excluding Class A sales charges)	3.27%	0.56%	1.98%	2.75%
Composite (Net of Highest Management Fee Paid by any Account included in the Composite)	3.81%	1.09%	2.52%	3.30%
Composite (Gross)	4.44%	1.70%	3.13%	3.92%
3-Month USD Fixed LIBOR	0.66%	0.38%	0.38%	1.28%
123

Total returns for the periods ended December 31
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Composite (Net of Class A expenses and maximum Class A sales charge)	-1.38%	-7.94%	-2.44%	-3.48%	2.47%	-7.02%	3.51%	5.67%	-7.07%	0.02%
Composite (Net of Class A expenses but excluding Class A sales charges)	3.27%	-3.60%	2.16%	1.06%	7.30%	-2.64%	8.39%	10.64%	-2.69%	4.73%
Composite (Net of highest management fee paid by any account included in the Composite)	3.81%	-3.09%	2.70%	1.60%	7.87%	-2.12%	8.96%	11.23%	-2.18%	5.28%
Composite (Gross)	4.44%	-2.51%	3.31%	2.21%	8.51%	-1.54%	9.61%	11.90%	-1.59%	5.92%
3-Month USD Fixed LIBOR	0.66%	0.23%	0.23%	0.28%	0.51%	0.27%	0.33%	0.99%	3.83%	5.61%
*
This is not the performance of the Fund. As of December 31, 2016, the Schroders Strategic Bond Composite was composed of 2 accounts, totaling approximately $1.63 billion.

Description of 3-Month USD Fixed LIBOR
The 3-Month USD Fixed LIBOR gives an indication of the interest rate at which a panel of selected banks borrow U.S. dollar funds from one another with a maturity of three months.
124

Financial Highlights
The financial highlights table for each Fund is intended to help you understand each Fund’s financial performance for the past five years, or if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table for each Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). Each Fund is the accounting successor to its corresponding Predecessor Fund as a result of the reorganization of such Predecessor Fund into the Fund immediately before the opening of business on October 24, 2016. The Funds have adopted the Financial Statements of the Predecessor Funds. Therefore, the financial highlights shown below include those of the Predecessor Funds. The information for the fiscal year ended October 31, 2016 has been derived from the financial statements audited by Ernst & Young LLP, the Funds' independent registered public accounting firm, whose report, along with the Funds’ financial statements and financial highlights, is included in the Funds’ annual report, which is available upon request. The information for fiscal years prior to October 31, 2016 was audited by the Predecessor Funds' independent registered public accounting firm. Footnotes are located on the last page of these financial highlights.
Hartford Schroders Emerging Markets Debt and Currency Fund(1)
	Selected Per-Share Data(2)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value End of Period	Total Return(3)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(4)	Ratio of Expenses to Average Net Assets After Adjustments(4)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2016
A	$9.35	$0.50	$0.35	$0.85	$—	$—	$—	$—	$10.20	9.20%	$3,410	1.73%	1.38%	5.08%	163%
C(5)	10.25	0.20	(0.27)	(0.07)	—	—	—	—	10.18	(0.59)(6)	10	1.98(7)	1.98(7)	73.05(7)	163
I	9.32	0.46	0.41	0.87	—	—	—	—	10.19	9.33	72,080	1.47	1.12	4.66	163
Y(5)	10.25	0.21	(0.28)	(0.07)	—	—	—	—	10.18	(0.59)(6)	10	0.98(7)	0.98(7)	74.14(7)	163
For the Year Ended October 31, 2015
A	$10.15	$0.14	$(0.80)	$(0.66)	$—	$(0.14)	$—	$(0.14)	$9.35	(6.59)%	$5,026	1.57%	1.40%	1.43%	207%
I	10.19	0.17	(0.80)	(0.63)	(0.10)	(0.14)	—	(0.24)	9.32	(6.34)	97,022	1.31	1.15	1.73	207
For the Year Ended October 31, 2014
A	$10.26	$0.17	$(0.10)	$0.07	$(0.04)	$(0.14)	$—	$(0.18)	$10.15	0.68%	$10,001	1.41%	1.40%	1.65%	149%
I	10.30	0.21	(0.13)	0.08	(0.05)	(0.14)	—	(0.19)	10.19	0.83	257,568	1.18	1.15	2.09	149
For the Year Ended October 31, 2013
A	$10.01	$0.04	$0.32	$0.36	$(0.11)	$—	$—	$(0.11)	$10.26	3.57%	$43,814	1.51%	1.40%	0.41%	103%
I	10.03	0.07	0.32	0.39	(0.12)	—	—	(0.12)	10.30	3.90	121,402	1.29	1.15	0.71	103
For the Period Ended October 31, 2012
A(9)	$10.00	$0.08	$(0.07)	$0.01	$—	$—	$—	$—	$10.01	0.10%(6)	$7,055	2.00%(7)	1.40%(7)	0.92%(7)	62%
I(9)	10.00	0.10	(0.07)	0.03	—	—	—	—	10.03	0.30(6)	71,561	1.72(7)	1.15(7)	1.12(7)	62
125

Financial Highlights
Hartford Schroders Tax-Aware Bond Fund(1)
	Selected Per-Share Data(2)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value End of Period	Total Return(3)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(4)	Ratio of Expenses to Average Net Assets After Adjustments(4)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2016
A	$10.84	$0.25	$0.35	$0.60	$(0.25)	$—	$—	$(0.25)	$11.19	5.61%	$8,648	0.90%	0.70%	2.22%	42%
C(5)	11.23	—	(0.01)	(0.01)	(0.02)	—	—	(0.02)	11.20	(0.10)(6)	10	1.46(7)	1.45(7)	1.47(7)	42
I	10.84	0.28	0.37	0.65	(0.28)	—	—	(0.28)	11.21	6.02	82,088	0.66	0.45	2.55	42
Y(5)	11.23	0.01	(0.02)	(0.01)	(0.02)	—	—	(0.02)	11.20	(0.08)(6)	10	0.46(7)	0.45(7)	2.56(7)	42
For the Year Ended October 31, 2015
A(8)	$10.93	$0.25	$(0.10)	$0.15	$(0.24)	$—	$—	$(0.24)	$10.84	1.42%(6)	$1,039	1.01%(7)	0.71%(7)	2.77%(7)	36%
I	11.09	0.32	(0.10)	0.22	(0.32)	(0.15)	—	(0.47)	10.84	2.00	105,036	0.70	0.46	2.93	36
For the Year Ended October 31, 2014
I	$10.20	$0.36	$1.01	$1.37	$(0.36)	$(0.12)	$—	$(0.48)	$11.09	13.85%	$96,342	0.68%	0.46%	3.45%	27%
For the Period Ended October 31, 2013
I(15)	$10.03	$0.10	$0.17	$0.27	$(0.10)	$—	$—	$(0.10)	$10.20	2.69%(6)	$95,457	0.73%(7)	0.46%(7)	3.86%(7)	8%
For the Year Ended July 31, 2013
I	$10.93	$0.37	$(0.90)	$(0.53)	$(0.36)	$(0.01)	$—	$(0.37)	$10.03	(5.05)%	$100,671	0.67%	0.46%	3.39%	18%
For the Period Ended July 31, 2012
I(16)	$10.00	$0.31	$0.92	$1.23	$(0.30)	$—	$—	$(0.30)	$10.93	12.52%(6)	$105,825	0.78%(7)	0.46%(7)	3.57%(7)	43%
126

Financial Highlights
Hartford Schroders Emerging Markets Equity Fund(1)
	Selected Per-Share Data(2)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value End of Period	Total Return(3)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(4)	Ratio of Expenses to Average Net Assets After Adjustments(4)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2016
A	$11.56	$0.08	$1.02(10)	$1.10	$(0.07)	$—	$—	$(0.07)	$12.59	9.59%	$38,918	1.57%	1.49%	0.71%	47%
C(5)	12.68	(0.01)	(0.09)	(0.10)	—	—	—	—	12.58	(0.79)(6)	10	2.06(7)	2.06(7)	(2.06)(7)	47
I	11.56	0.10	1.03(10)	1.13	(0.10)	—	—	(0.10)	12.59	9.94	1,020,291	1.32	1.24	0.89	47
R3(5)	12.68	(0.01)	(0.09)	(0.10)	—	—	—	—	12.58	(0.79)(6)	10	1.75(7)	1.75(7)	(1.75)(7)	47
R4(5)	12.68	(0.01)	(0.09)	(0.10)	—	—	—	—	12.58	(0.79)(6)	10	1.46(7)	1.46(7)	(1.46)(7)	47
R5(5)	12.68	—	(0.10)	(0.10)	—	—	—	—	12.58	(0.79)(6)	10	1.17(7)	1.17(7)	(1.16)(7)	47
Y(5)	12.68	—	(0.10)	(0.10)	—	—	—	—	12.58	(0.79)(6)	10	1.06(7)	1.06(7)	(1.06)(7)	47
For the Year Ended October 31, 2015
A	$13.33	$0.10	$(1.83)(10)	$(1.73)	$(0.04)	$—	$—	$(0.04)	$11.56	(13.01)%	$41,116	1.57%	1.49%	0.76%	55%
I	13.40	0.13	(1.85)(10)	(1.72)	(0.12)	—	—	(0.12)	11.56	(12.88)	877,480	1.33	1.24	1.05	55
For the Year Ended October 31, 2014
A	$13.70	$0.08	$(0.37)(10)	$(0.29)	$(0.08)	$—	$—	$(0.08)	$13.33	(2.08)%	$122,722	1.50%	1.49%	0.61%	58%
I	13.76	0.12	(0.36)(10)	(0.24)	(0.12)	—	—	(0.12)	13.40	(1.77)	1,135,896	1.26	1.24	0.87	58
For the Year Ended October 31, 2013
A	$12.85	$0.11	$0.83(10)	$0.94	$(0.09)	$—	$—	$(0.09)	$13.70	7.33%	$208,116	1.50%	1.48%	0.84%	47%
I	12.91	0.15	0.81(10)	0.96	(0.11)	—	—	(0.11)	13.76	7.49	841,841	1.25	1.23	1.16	47
For the Year Ended October 31, 2012
A	$12.23	$0.10	$0.69(10)	$0.79	$(0.10)	$(0.07)	$—	$(0.17)	$12.85	6.57%	$153,283	1.51%	1.50%	0.81%	47%
I	12.29	0.15	0.66(10)	0.81	(0.12)	(0.07)	—	(0.19)	12.91	6.77	437,270	1.26	1.25	1.18	47
127

Financial Highlights
Hartford Schroders Emerging Markets Multi-Sector Bond Fund(1)
	Selected Per-Share Data(2)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value End of Period	Total Return(3)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(4)	Ratio of Expenses to Average Net Assets After Adjustments(4)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2016
A	$9.04	$0.52	$0.51	$1.03	$(0.28)	$—	$—	$(0.28)	$9.79	11.59%	$1,707	1.82%	1.11%	5.61%	147%
C(5)	9.87	0.02	(0.11)	(0.09)	—	—	—	—	9.78	(0.91)(6)	10	1.73(7)	1.73(7)	7.72(7)	147
I	9.02	0.55	0.51	1.06	(0.30)	—	—	(0.30)	9.78	11.94	9,218	1.54	0.85	5.89	147
R3(5)	9.87	0.02	(0.11)	(0.09)	—	—	—	—	9.78	(0.91)(6)	10	1.41(7)	1.41(7)	8.09(7)	147
R4(5)	9.87	0.02	(0.11)	(0.09)	—	—	—	—	9.78	(0.91)(6)	10	1.13(7)	1.13(7)	8.46(7)	147
R5(5)	9.87	0.02	(0.11)	(0.09)	—	—	—	—	9.78	(0.91)(6)	10	0.84(7)	0.84(7)	8.46(7)	147
Y(5)	9.87	0.02	(0.11)	(0.09)	—	—	—	—	9.78	(0.91)(6)	10	0.73(7)	0.73(7)	8.82(7)	147
For the Year Ended October 31, 2015
A	$9.97	$0.53	$(1.19)	$(0.66)	$(0.18)	$(0.06)	$(0.03)	$(0.27)	$9.04	(6.59)%	$1,637	2.01%	1.15%	5.75%	209%
I	9.96	0.53	(1.17)	(0.64)	(0.22)	(0.06)	(0.02)	(0.30)	9.02	(6.47)	5,980	1.68	0.90	5.66	209
For the Year Ended October 31, 2014
A	$10.14	$0.67	$(0.33)	$0.34	$(0.47)	$(0.04)	$—	$(0.51)	$9.97	3.32%	$2,061	1.86%	1.15%	6.58%	380%
I	10.14	0.67	(0.32)	0.35	(0.49)	(0.04)	—	(0.53)	9.96	3.48	33,731	1.68	0.90	6.66	380
For the Period Ended October 31, 2013
A(11)	$10.00	$0.20	$0.11	$0.31	$(0.17)	$—	$—	$(0.17)	$10.14	3.11%(6)	$1,924	2.71%(7)	1.15%(7)	5.84%(7)	76%
I(11)	10.00	0.21	0.11	0.32	(0.18)	—	—	(0.18)	10.14	3.19(6)	24,325	2.47(7)	0.90(7)	5.94(7)	76
128

Financial Highlights
Hartford Schroders Income Builder Fund(1)
	Selected Per-Share Data(2)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value End of Period	Total Return(3)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(4)	Ratio of Expenses to Average Net Assets After Adjustments(4)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2016
A	$8.69	$0.30	$(0.10)	$0.20	$(0.39)	$—	$—	$(0.39)	$8.50	2.44%	$2,506	2.24%	1.02%	3.55%	159%
C(5)	8.60	0.01	(0.07)	(0.06)	(0.04)	—	—	(0.04)	8.50	(0.67)(6)	10	1.73(7)	1.73(7)	4.41(7)	159
I	8.70	0.32	(0.10)	0.22	(0.41)	—	—	(0.41)	8.51	2.65	3,588	2.00	0.78	3.81	159
R3(5)	8.60	0.01	(0.07)	(0.06)	(0.04)	—	—	(0.04)	8.50	(0.67)(6)	10	1.42(7)	1.42(7)	4.78(7)	159
R4(5)	8.60	0.01	(0.07)	(0.06)	(0.04)	—	—	(0.04)	8.50	(0.67)(6)	10	1.13(7)	1.13(7)	5.15(7)	159
R5(5)	8.60	0.01	(0.07)	(0.06)	(0.04)	—	—	(0.04)	8.50	(0.66)(6)	10	0.84(7)	0.84(7)	5.88(7)	159
Y(5)	8.60	0.01	(0.07)	(0.06)	(0.04)	—	—	(0.04)	8.50	(0.66)(6)	10	0.73(7)	0.73(7)	5.51(7)	159
For the Year Ended October 31, 2015
A	$9.78	$0.35	$(0.95)	$(0.60)	$(0.49)	$—	$—	$(0.49)	$8.69	(6.32)%	$2,553	2.28%	1.10%	3.80%	130%
I	9.78	0.37	(0.94)	(0.57)	(0.51)	—	—	(0.51)	8.70	(6.00)	5,443	1.75	0.85	3.92	130
For the Period Ended October 31, 2014
A(13)	$10.00	$0.13	$(0.22)	$(0.09)	$(0.13)	$—	$—	$(0.13)	$9.78	(0.92)%(6)	$1,030	2.33%(7)	1.05%(7)	3.84%(7)	33%
I(13)	10.00	0.14	(0.22)	(0.08)	(0.14)	—	—	(0.14)	9.78	(0.83)(6)	24,284	2.08(7)	0.80(7)	4.09(7)	33
129

Financial Highlights
Hartford Schroders Global Strategic Bond Fund(1)
	Selected Per-Share Data(2)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value End of Period	Total Return(3)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(4)	Ratio of Expenses to Average Net Assets After Adjustments(4)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2016
A	$9.08	$(0.10)	$0.27	$0.17	$(0.04)	$—	$—	$(0.04)	$9.21	1.92%	$125	1.40%	1.02%	(1.06)%	140%
C(5)	9.29	0.04	(0.07)	(0.03)	(0.01)	—	—	(0.01)	9.25	(0.35)(6)	10	1.69(7)	1.69(7)	16.49(7)	140
I	9.10	(0.04)	0.24	0.20	(0.04)	—	—	(0.04)	9.26	2.24	10	1.05	0.78	(0.42)	140
R3(5)	9.29	0.04	(0.06)	(0.02)	(0.01)	—	—	(0.01)	9.26	(0.35)(6)	10	1.37(7)	1.37(7)	15.76(7)	140
R4(5)	9.29	0.04	(0.06)	(0.02)	(0.01)	—	—	(0.01)	9.26	(0.34)(6)	10	1.08(7)	1.08(7)	16.12(7)	140
R5(5)	9.29	0.04	(0.06)	(0.02)	(0.01)	—	—	(0.01)	9.26	(0.23)(6)	10	0.80(7)	0.80(7)	17.59(7)	140
Y(5)	9.29	0.04	(0.06)	(0.02)	(0.01)	—	—	(0.01)	9.26	(0.23)(6)	10	0.69(7)	0.69(7)	16.49(7)	140
For the Year Ended October 31, 2015
A	$10.16	$0.03	$(0.57)	$(0.54)	$(0.54)	$—	$—	$(0.54)	$9.08	(5.51)%	$471	1.40%	1.04%	0.35%	73%
I	10.16	0.07	(0.58)	(0.51)	(0.55)	—	—	(0.55)	9.10	(5.20)	13,362	1.21	0.79	0.78	73
For the Period Ended October 31, 2014
A(13)	$10.00	$0.01	$0.15	$0.16	$—	$—	$—	$—	$10.16	1.64%(6)	$1,483	2.19%(7)	1.04%(7)	0.19%(7)	20%
I(13)	10.00	0.02	0.15	0.17	(0.01)	—	—	(0.01)	10.16	1.68(6)	28,444	1.94(7)	0.79(7)	0.49(7)	20
130

Financial Highlights
Hartford Schroders International Stock Fund(1)
	Selected Per-Share Data(2)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value End of Period	Total Return(3)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(4)	Ratio of Expenses to Average Net Assets After Adjustments(4)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2016
A	$11.35	$0.12	$(0.35)(10)	$(0.23)	$(0.10)	$—	$—	$(0.10)	$11.02	(2.01)%	$3,217	1.45%	1.18%	1.11%	53%
C(5)	10.64	(0.01)	0.06	0.05	—	—	—	—	10.69	0.47(6)	10	1.77(7)	1.77(7)	(1.77)(7)	53
I	11.01	0.14	(0.33)(10)	(0.19)	(0.13)	—	—	(0.13)	10.69	(1.70)	82,726	1.20	0.92	1.33	53
R3(5)	10.64	—	0.05	0.05	—	—	—	—	10.69	0.47(6)	10	1.47(7)	1.47(7)	(1.47)(7)	53
R4(5)	10.64	—	0.05	0.05	—	—	—	—	10.69	0.47(6)	10	1.17(7)	1.17(7)	(1.17)(7)	53
R5(5)	10.64	—	0.05	0.05	—	—	—	—	10.69	0.47(6)	10	0.89(7)	0.89(7)	(0.87)(7)	53
Y(5)	10.64	—	0.05	0.05	—	—	—	—	10.69	0.47(6)	10	0.78(7)	0.78(7)	(0.78)(7)	53
For the Year Ended October 31, 2015
A	$11.93	$0.05	$(0.18)	$(0.13)	$—	$(0.45)	$—	$(0.45)	$11.35	(1.08)%	$3,921	1.38%	1.17%	0.46%	45%
I	11.86	0.12	(0.23)(10)	(0.11)	(0.29)	(0.45)	—	(0.74)	11.01	(0.89)	104,237	1.19	0.95	1.02	45
For the Year Ended October 31, 2014
A	$12.11	$0.26	$(0.22)(10)	$0.04	$(0.12)	$(0.10)	$—	$(0.22)	$11.93	0.30%	$84,474	1.31%	1.23%	2.17%	54%
I	12.04	0.29	(0.23)(10)	0.06	(0.14)	(0.10)	—	(0.24)	11.86	0.54	98,855	1.03	0.95	2.39	54
For the Year Ended October 31, 2013
A	$9.93	$0.17	$2.09(10)	$2.26	$(0.08)	$—	$—	$(0.08)	$12.11	22.91%	$101,113	1.33%	1.23%	1.50%	47%
I	9.87	0.14	2.14(10)	2.28	(0.11)	—	—	(0.11)	12.04	23.27	97,227	1.10	0.95	1.28	47
For the Year Ended October 31, 2012
A	$9.34	$0.09	$0.50(10)	$0.59	$—	$—	$—	$—	$9.93	6.32%	$3,927	1.78%	1.32%	1.00%	63%
I	9.36	0.13	0.48(10)	0.61	(0.10)	—	—	(0.10)	9.87	6.67	65,921	1.46	1.01	1.42	63
131

Financial Highlights
Hartford Schroders International Multi-Cap Value Fund(1)
	Selected Per-Share Data(2)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value End of Period	Total Return(3)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(4)	Ratio of Expenses to Average Net Assets After Adjustments(4)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2016
A	$8.48	$0.15	$0.17(10)	$0.32	$(0.19)	$—	$—	$(0.19)	$8.61	3.88%	$27,751	1.47%	1.14%	1.80%	94%
C(5)	8.62	—	(0.02)	(0.02)	—	—	—	—	8.60	(0.23)(6)	10	1.80(7)	1.80(7)	(1.10)(7)	94
I	8.47	0.18	0.16(10)	0.34	(0.21)	—	—	(0.21)	8.60	4.27	183,321	1.22	0.89	2.15	94
R3(5)	8.62	—	(0.02)	(0.02)	—	—	—	—	8.60	(0.23)(6)	10	1.48(7)	1.48(7)	(0.73)(7)	94
R4(5)	8.62	—	(0.02)	(0.02)	—	—	—	—	8.60	(0.23)(6)	10	1.19(7)	1.19(7)	(0.37)(7)	94
R5(5)	8.62	—	(0.02)	(0.02)	—	—	—	—	8.60	(0.23)(6)	10	0.91(7)	0.91(7)	0.73(7)	94
Y(5)	8.62	—	(0.02)	(0.02)	—	—	—	—	8.60	(0.23)(6)	10	0.80(7)	0.80(7)	—(7)	94
For the Year Ended October 31, 2015
A	$9.46	$0.20	$(0.68)(10)	$(0.48)	$(0.24)	$(0.26)	$—	$(0.50)	$8.48	(5.27)%	$19,330	1.48%	1.17%	2.21%	90%
I	9.46	0.22	(0.69)(10)	(0.47)	(0.26)	(0.26)	—	(0.52)	8.47	(5.12)	218,467	1.22	0.91	2.45	90
For the Year Ended October 31, 2014
A	$10.22	$0.26	$(0.20)(10)	$0.06	$(0.32)	$(0.50)	$—	$(0.82)	$9.46	0.67%	$24,498	1.51%	1.30%	2.66%	66%
I	10.21	0.28	(0.17)(10)	0.11	(0.36)	(0.50)	—	(0.86)	9.46	1.15	213,991	1.14	0.95	2.86	66
For the Year Ended October 31, 2013
A	$8.58	$0.22	$1.75(14)	$1.97	$(0.33)	$—	$—	$(0.33)	$10.22	23.58%	$38,501	1.78%	1.30%	2.32%	79%
I	8.59	0.24	1.75(10)	1.99	(0.37)	—	—	(0.37)	10.21	23.84	105,501	1.43	0.95	2.58	79
For the Year Ended October 31, 2012
A	$8.33	$0.22	$0.30(10)	$0.52	$(0.27)	$—	$—	$(0.27)	$8.58	6.63%	$9,358	2.95%	1.32%	2.75%	66%
I	8.34	0.24	0.30(10)	0.54	(0.29)	—	—	(0.29)	8.59	6.84	56,727	2.31	0.98	2.87	66
132

Financial Highlights
Hartford Schroders US Small Cap Opportunities Fund(1)
	Selected Per-Share Data(2)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value End of Period	Total Return(3)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(4)	Ratio of Expenses to Average Net Assets After Adjustments(4)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2016
A	$24.46	$0.03	$1.14(10)	$1.17	$—	$(1.85)	$—	$(1.85)	$23.78	5.33%	$2,579	1.65%	1.41%	0.12%	51%
C(5)	24.96	(0.01)	(0.29)	(0.30)	—	—	—	—	24.66	(1.20)(6)	10	1.90(7)	1.90(7)	(1.70)(7)	51
I	25.25	0.08	1.19(10)	1.27	—	(1.85)	—	(1.85)	24.67	5.58	113,072	1.41	1.16	0.33	51
R3(5)	24.96	(0.01)	(0.28)	(0.29)	—	—	—	—	24.67	(1.16)(6)	10	1.59(7)	1.59(7)	(1.39)(7)	51
R4(5)	24.96	—	(0.29)	(0.29)	—	—	—	—	24.67	(1.16)(6)	10	1.31(7)	1.31(7)	(1.10)(7)	51
R5(5)	24.96	—	(0.29)	(0.29)	—	—	—	—	24.67	(1.16)(6)	10	1.02(7)	1.02(7)	(0.80)(7)	51
Y(5)	24.96	—	(0.29)	(0.29)	—	—	—	—	24.67	(1.16)(6)	10	0.91(7)	0.91(7)	(0.70)(7)	51
For the Year Ended October 31, 2015
A	$26.66	$(0.11)	$0.93	$0.82	$—	$(3.02)	$—	$(3.02)	$24.46	3.50%	$937	1.66%	1.58%	(0.46)%	49%
I	27.36	(0.05)	0.96(10)	0.91	—	(3.02)	—	(3.02)	25.25	3.76	128,250	1.39	1.31	(0.18)	49
For the Year Ended October 31, 2014
A	$29.09	$(0.13)	$2.34	$2.21	$—	$(4.64)	$—	$(4.64)	$26.66	9.17%	$856	1.59%	1.59%	(0.48)%	66%
I	29.65	(0.04)	2.40(10)	2.36	(0.01)	(4.64)	—	(4.65)	27.36	9.57	138,855	1.24	1.24	(0.13)	66
For the Year Ended October 31, 2013
A	$23.84	$(0.04)	$7.20	$7.16	$—	$(1.91)	$—	$(1.91)	$29.09	32.58%	$1,137	1.57%	1.57%	(0.16)%	74%
I	24.20	0.01	7.36(10)	7.37	(0.01)	(1.91)	—	(1.92)	29.65	33.03	143,507	1.26	1.26	0.04	74
For the Year Ended October 31, 2012
A	$22.49	$(0.08)	$2.21	$2.13	$—	$(0.78)	$—	$(0.78)	$23.84	9.76%	$1,530	1.57%	1.57%	(0.35)%	69%
I	22.77	(0.03)	2.24(10)	2.21	—	(0.78)	—	(0.78)	24.20	10.00	132,715	1.32	1.32	(0.11)	69
133

Financial Highlights
Hartford Schroders US Small/Mid Cap Opportunities Fund(1)
	Selected Per-Share Data(2)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value End of Period	Total Return(3)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(4)	Ratio of Expenses to Average Net Assets After Adjustments(4)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2016
A	$12.36	$0.02	$0.89(10)	$0.91	$—	$(1.29)	$—	$(1.29)	$11.98	8.40%	$32,399	1.67%	1.26%	0.15%	72%
C(5)	12.49	(0.01)	(0.07)	(0.08)	—	—	—	—	12.41	(0.64)(6)	10	1.86(7)	1.86(7)	(1.49)(7)	72
I	12.74	0.05	0.92(10)	0.97	—	(1.29)	—	(1.29)	12.42	8.68	177,197	1.44	1.01	0.45	72
R3(5)	12.49	—	(0.08)	(0.08)	—	—	—	—	12.41	(0.64)(6)	10	1.54(7)	1.54(7)	(1.18)(7)	72
R4(5)	12.49	—	(0.07)	(0.07)	—	—	—	—	12.42	(0.56)(6)	10	1.25(7)	1.25(7)	(0.89)(7)	72
R5(5)	12.49	—	(0.07)	(0.07)	—	—	—	—	12.42	(0.56)(6)	10	0.97(7)	0.97(7)	(0.57)(7)	72
Y(5)	12.49	—	(0.07)	(0.07)	—	—	—	—	12.42	(0.56)(6)	10	0.86(7)	0.86(7)	(0.49)(7)	72
For the Year Ended October 31, 2015
A	$13.56	$(0.03)	$0.85(10)	$0.82	$—	$(2.02)	$—	$(2.02)	$12.36	7.00%	$5,541	1.85%	1.30%	(0.21)%	56%
I	13.89	0.01	0.86(10)	0.87	—	(2.02)	—	(2.02)	12.74	7.23	50,126	1.60	1.05	0.05	56
For the Year Ended October 31, 2014
A	$15.12	$(0.03)	$1.57(10)	$1.54	$—	$(3.10)	$—	$(3.10)	$13.56	12.65%	$5,756	1.63%	1.30%	(0.25)%	62%
I	15.39	—	1.61	1.61	(0.01)	(3.10)	—	(3.11)	13.89	12.97	59,840	1.38	1.05	—	62
For the Year Ended October 31, 2013
A	$12.15	$(0.04)	$3.76	$3.72	$—	$(0.75)	$—	$(0.75)	$15.12	32.52%	$6,766	1.59%	1.30%	(0.27)%	72%
I	12.33	—	3.81(10)	3.81	—	(0.75)	—	(0.75)	15.39	32.80	67,890	1.35	1.05	0.02	72
For the Year Ended October 31, 2012
A	$11.40	$(0.03)	$0.94	$0.91	$—	$(0.16)	$—	$(0.16)	$12.15	8.07%	$6,012	1.53%	1.30%	(0.24)%	76%
I	11.56	—	0.96(10)	0.96	(0.03)	(0.16)	—	(0.19)	12.33	8.41	111,332	1.27	1.05	0.02	76
134

Financial Highlights Footnotes
(1)
Prior to October 24, 2016, this Fund operated under a different name.

(2)
Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(3)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4)
Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly.

(5)
Commenced operations on October 24, 2016.

(6)
Not annualized.

(7)
Annualized.

(8)
Commenced operations on December 30, 2014.

(9)
Commenced operations on December 15, 2011.

(10)
Includes redemption fees. Amount was less than $0.01 per share.

(11)
Commenced operations on June 25, 2013.

(12)
Commenced operations on December 19, 2014.

(13)
Commenced operations on June 23, 2014.

(14)
Includes redemption fees of  $0.01 per share.

(15)
For the period August 1, 2013 to October 31, 2013.

(16)
Commenced operations on October 3, 2011.

135

For More Information
Two documents are available that offer further information on the Funds:
Annual/Semi-Annual Report To Shareholders
Additional information about each Fund's investments is contained in the Fund’s annual report and semi-annual report, when available. In each Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year (or period as the case may be), as well as the independent registered public accounting firm’s report.
Statement of Additional Information (SAI)
The SAI contains more detailed information on the Funds. A current SAI and annual report have been filed with the SEC and the SAI is incorporated by reference into (which means it is legally a part of) this prospectus.
The Funds make available this prospectus, the SAI and annual/semi-annual reports free of charge, on the Funds’ web site at www.hartfordfunds.com.
To request a free copy of the current annual/semi-annual report, if available, for the Funds and/or the SAI or for shareholder inquiries or other information about the Funds, please contact the Funds at:
By Mail:
Hartford Funds P.O. Box 55022 Boston, MA 02205-5022	(For overnight mail) Hartford Funds 30 Dan Road, Suite 55022 Canton, MA 02021-2809
By Phone:
1-888-843-7824
On The Internet:
hartfordfunds.com
Or you may view or obtain these documents from the SEC:
In Person:
At the SEC Public Reference Room in Washington, DC. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.
By Mail:
Public Reference Section Securities and Exchange Commission Washington, DC 20549-1520
Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.
On the Internet or by E-Mail:
Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov
E-Mail: publicinfo@sec.gov
Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

Investing In Mutual Funds:
Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm. To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-int.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.
Net Asset Value
Each Fund’s net asset value is available on a daily basis on the Funds’ web site at www.hartfordfunds.com.
SEC File Number
The Hartford Mutual Funds II, Inc. 811-00558
MFPRO-SCH17
March 1, 2017

Appendix A
Intermediary-Specific Sales Charge Waivers and Discounts
The availability of certain initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Financial intermediaries may have different policies and procedures regarding the availability of these waivers and discounts. For waivers or discounts not available through a particular intermediary, investors will have to purchase shares directly from the Funds or through another intermediary to receive such waivers or discounts to the extent such a waiver or discount is available. These waivers or discounts, which may vary from those disclosed elsewhere in the statutory prospectus or SAI, are subject to change and this Appendix will be updated based on information provided by the financial intermediaries. Neither the Funds, Hartford Funds Management Company, LLC, nor Hartford Funds Distributors, LLC supervises the implementation of these waivers or discounts or verifies the intermediaries’ administration of these waivers or discounts. In all instances, it is the purchaser’s responsibility to notify the financial intermediary of any facts that may qualify the purchaser for sales charge waivers or discounts. Please contact your financial intermediary for more information.
This Appendix A does not currently contain descriptions of any intermediary-specific sales charge waivers or discounts.
A-1

Hartford Schroders Funds
Prospectus
March 1, 2017
Class SDR
Hartford Schroders Emerging Markets Debt and Currency Fund	SARRX
Hartford Schroders Tax-Aware Bond Fund	HFKVX
Hartford Schroders Emerging Markets Equity Fund	SEMTX
Hartford Schroders Emerging Markets Multi-Sector Bond Fund	SMSRX
Hartford Schroders Income Builder Fund	SMGRX
Hartford Schroders Global Strategic Bond Fund	SGBJX
Hartford Schroders International Stock Fund	SCIJX
Hartford Schroders International Multi-Cap Value Fund	SIDRX
Hartford Schroders US Small Cap Opportunities Fund	SCURX
Hartford Schroders US Small/Mid Cap Opportunities Fund	SMDRX
As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in the Funds, be sure to read all risk disclosures carefully before investing.
HARTFORD FUNDS P.O. BOX 55022 BOSTON, MA 02205-5022

Hartford Schroders Emerging Markets Debt and Currency Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks to generate positive total returns over the long term regardless of market conditions.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class SDR shares.
Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Share Class	SDR
Management fees	0.95%
Distribution and service (12b-1) fees	None
Other expenses	0.12%
Total annual fund operating expenses	1.07%
Fee waiver and/or expense reimbursement(2)	0.07%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	1.00%
(1)
Fees and expenses have been restated to reflect estimated amounts for the current fiscal year.

(2)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses at 1.00% for Class SDR. This contractual arrangement will remain in effect until October 24, 2018 and shall renew automatically for one-year terms thereafter unless the Investment Manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc. In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class SDR. This contractual arrangement will remain in effect until February 28, 2018 and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Class	Year 1	Year 3	Year 5	Year 10
SDR	$102	$333	$583	$1,299
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 163% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to generate positive total returns over the long term regardless of market conditions. The Fund seeks to achieve this objective by investing principally in emerging market debt (“EMD”) securities and in currencies of countries anywhere in the world (including the U.S. dollar) and other investments providing exposures to those markets and currencies. EMD securities include debt securities issued by emerging market country sovereign issuers; debt securities issued by government agencies and instrumentalities and regional and local governmental issuers in emerging market countries; and debt securities of companies organized in emerging market countries or that the Fund’s sub-advisers, Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.,” together with SIMNA, the “Sub-Advisers”), determine to have at least 50% of their assets in one or more emerging market countries or to derive at least 50% of
3

their revenues or profits from one or more emerging market countries. EMD securities may be denominated in local emerging market currencies or in non-emerging market currencies, including the U.S. dollar. The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by the Sub-Advisers to be of comparable quality (so-called “junk bonds”). The Fund will seek to achieve a positive total return in all market conditions and will not seek to outperform a specific securities benchmark. The Fund may invest in securities of any maturity or duration.
The Fund may enter into a variety of derivatives transactions. The Fund may buy or sell interest rate derivatives, such as currency futures contracts, interest rate swaps and forward contracts, to hedge against interest rate risk, to adjust the duration of the Fund’s portfolio, or generally in an attempt to increase the Fund’s return. The Fund may also enter into currency futures contracts, forward contracts, options, and swaps for hedging purposes or in connection with the settlement of portfolio transactions.
In seeking to identify investments for the Fund, the Sub-Advisers perform fundamental research on global and regional market conditions, specific countries, and specific issuers. Based on this analysis, the Sub-Advisers seek not only to identify investments presenting the potential for attractive returns, but also to understand in detail the risk posed by each investment. The Fund will allocate its assets actively among different EMD securities, other debt securities, and emerging market and non-emerging market currency and cash positions in response to changing market conditions. The Fund’s currency investments may result in the Fund holding substantial cash investments (in any currency, including the U.S. dollar). The Fund will use cash strategically, potentially building its cash position when the Sub-Advisers believe that attractive investments for the Fund are not available or when the Sub-Advisers believe a relatively large cash position will help ensure that the Fund will be able to invest in attractive new opportunities as they become available. The Fund may gain market or currency exposures by holding cash positions or through notional or derivative transactions (such as currency futures contracts, forward contracts, options and swaps). The Fund may also seek to gain exposure to a market or currency by investments in debt securities denominated in such a currency, if the Sub-Advisers determine that those securities provide an effective substitute for investment directly in the market or currency. The Fund may have a substantial exposure to the U.S. dollar (up to 100% of the Fund’s assets).
The Fund, under normal circumstances, will invest at least 80% of its assets in a combination of EMD securities and investments intended to provide exposure to currencies around the world, including securities and currencies of emerging market countries and currencies of countries other than emerging market countries, including the United States. The Fund may invest in debt obligations of governmental or private issuers located anywhere in the world. The Fund currently expects to invest at least 60% of its assets in EMD securities and investments providing exposure to emerging markets and emerging market currencies. The Fund is a non-diversified mutual fund, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
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Emerging Markets Risk −The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Interest Rate Risk −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. are at, or near, historic lows.
Credit Risk −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
High Yield Investments Risk −High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
U.S. Government Securities Risk −Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
Non-Diversification Risk −The Fund is non-diversified, which means it is permitted to invest a greater portion of its assets in a smaller number of issuers than a “diversified” fund. For this reason the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. The Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.
Derivatives Risk −Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
5

Swaps Risk −A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Futures and Options Risks −Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Forward Currency Contracts Risk −A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as ordinary income and may significantly increase an investor’s tax liability.
Counterparty Risk −The risk that the counterparty in a transaction by the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.
Liquidity Risk −The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance.
Active Trading Risk −Active trading could increase the Fund's transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Leverage Risk −Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Volatility Risk −Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
6

PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Performance information prior to October 24, 2016 for Class SDR shares reflects the historical performance, fees and expenses of the then-existing Class R6 shares of the Schroder Absolute Return EMD and Currency Fund (the “Predecessor Fund”) and, prior to December 30, 2014, the Investor Class shares of the Predecessor Fund. SIMNA and SIMNA Ltd. served as the investment manager and sub-adviser, respectively, to the Predecessor Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Would be different if the Fund’s fees and expenses were reflected for periods prior to October 24, 2016

•
Would be lower if the Predecessor Fund's and the Fund's operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year.

Total returns by calendar year
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 7.49% (1st quarter, 2016)     Lowest -2.82% (4th quarter, 2016)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2016
Share Class	1 Year	5 Years	Lifetime (since 12/15/2011)
Class SDR – Return Before Taxes	8.47%	1.05%	1.06%
– After Taxes on Distributions	8.47%	0.65%	0.67%
– After Taxes on Distributions and Sale of Fund Shares	4.79%	0.66%	0.67%
3-Month USD Fixed LIBOR (reflects no deduction for fees, expenses or taxes)	0.66%	0.38%	0.38%
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Schroder Investment Management North America Inc. and its secondary sub-adviser is Schroder Investment Management North America Limited.
Portfolio Manager	Title	Involved with Fund Since
Abdallah Guezour	Portfolio Manager	2011
Guillermo Besaccia	Portfolio Manager	2011
Nick Brown	Portfolio Manager	2011
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PURCHASE AND SALE OF FUND SHARES.  Minimum investment amounts may be waived for certain accounts.
Share Class	Minimum Initial Investment	Minimum Subsequent Investment
Class SDR	$5,000,000	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
8

Hartford Schroders Tax-Aware Bond Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks total return on an after-tax basis.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class SDR shares.
Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Share Class	SDR
Management fees	0.45%
Distribution and service (12b-1) fees	None
Other expenses	0.07%
Total annual fund operating expenses	0.52%
Fee waiver and/or expense reimbursement(2)	0.06%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	0.46%
(1)
Fees and expenses have been restated to reflect estimated amounts for the current fiscal year.

(2)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses at 0.46% for Class SDR. This contractual arrangement will remain in effect until October 24, 2018. In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class SDR. This contractual arrangement will remain in effect until February 28, 2018 and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Class	Year 1	Year 3	Year 5	Year 10
SDR	$47	$161	$285	$647
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of fixed income debt instruments of varying maturities. Under normal circumstances, the Fund invests at least 80% of its assets in U.S. dollar-denominated, investment-grade fixed income debt instruments. Fixed income debt instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. “Total return” consists of income earned on the Fund’s investments, plus capital appreciation, if any.
The fixed income debt instruments in which the Fund may invest include securities issued or guaranteed by the U.S. government and its agencies, government-sponsored enterprise securities, corporate bonds, mortgage-backed securities (including “to be announced” or “TBA” transactions), asset-backed securities, municipal securities, sovereign debt and debt securities issued by supranational organizations. They may pay fixed, variable, or floating interest rates. “Investment-grade” securities are securities that are rated by at least one major rating agency in one of its top four rating categories, or, if unrated, are determined by the Fund’s sub-adviser, Schroder Investment Management North America Inc. (“SIMNA” or the “Sub-Adviser”) to be of similar quality, at the time of purchase. In the case of a split
9

rated security (that is, two or more rating agencies give a security different ratings), the average rating shall apply. The Fund may invest without limit in U.S. dollar denominated foreign securities. The Fund may also invest a portion of its assets in cash and cash equivalents.
The Fund may invest in fixed income securities of any maturity or duration. The Fund’s effective duration may vary over time depending on the Sub-Adviser’s assessment of market and economic conditions and other factors.
In seeking to achieve the Fund’s investment objective, the Sub-Adviser employs a tax-aware investing strategy that attempts to realize total return for shareholders, primarily in the form of current income and price appreciation, by balancing investment considerations and tax considerations. The Sub-Adviser allocates the Fund’s assets among taxable and tax-exempt investments with no limitation on the amount of assets that may be invested in either category. The Fund is eligible to pay “exempt-interest dividends” only if 50% of the value of its total assets is invested in tax-exempt securities at the end of each quarter of its taxable year. At times, the Fund’s investments in municipal securities may be substantial depending on the Sub-Adviser’s outlook on the market. In particular, the Fund may invest more than 25% of its total assets in municipal securities of issuers in each of California, New York and Texas.
It is important to understand that the Fund is not limited to investing solely in assets that generate tax-exempt income and may make both taxable and tax-exempt distributions to shareholders. Among the techniques and strategies used by the Fund in seeking tax-efficient management are the following: investing in municipal securities, the interest from which is exempt from federal income tax (but not necessarily the federal alternative minimum tax (“AMT”) or state income tax); investing in taxable securities where after-tax valuation is favorable; attempting to minimize net realized short-term capital gain; and employing a long-term approach to investing. When making investment decisions for the Fund, the Sub-Adviser takes into consideration the maximum federal tax rates.
The Fund’s decision to purchase or sell a security or make investments in a particular sector is based on relative value considerations. In analyzing the relative attractiveness of a particular security or sector, the Sub-Adviser assesses an issue’s historical relationships to other bonds, technical factors including supply and demand and fundamental risk and reward relationships.
As part of its tax-aware strategy, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss.
The Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective. In addition, the Fund may engage actively in transactions involving derivatives. Derivative transactions may include exchange-traded or over-the-counter derivatives, such as swap contracts (including interest rate swaps, total return swaps, and credit default swaps), futures contracts, options on futures, and foreign currency exchange transactions (including currency futures, forwards, and option transactions). The Fund will normally use derivatives to supplement the effective management of its duration profile, to gain exposure to particular securities or markets, in connection with hedging transactions, or for purposes of efficient portfolio management, including managing cash flows or as part of the Fund’s risk management process.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Interest Rate Risk −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. are at, or near, historic lows.
10

Credit Risk −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Mortgage- and Asset-Backed Securities Risk −Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.
To Be Announced (TBA) Transactions Risk −TBA investments include when-issued and delayed delivery securities and forward commitments. TBA transactions involve the risk that the security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. The Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If the Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises.
U.S. Government Securities Risk −Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
Liquidity Risk −The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance.
Municipal Securities Risk −Municipal securities risks include the possibility that the issuer may be unable to pay interest or repay principal on a timely basis or at all, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. In addition, state or local political or economic conditions and developments can adversely affect the securities issued by state and local governments. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the determination that municipal securities are subject to taxation.
Derivatives Risk −Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
11

Swaps Risk −A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Futures and Options Risks −Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Forward Currency Contracts Risk −A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as ordinary income and may significantly increase an investor’s tax liability.
Leverage Risk −Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Counterparty Risk −The risk that the counterparty in a transaction by the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Active Trading Risk −Active trading could increase the Fund's transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
State-Specific Risk −A Fund that may invest more than 25% of its total assets in municipal securities of issuers in one or more states is subject to the risk that the economies of the states in which it invests, and the revenues supporting the municipal securities, may decline. Investing significantly in one or more states means that the Fund may be more exposed to negative political or economic factors in those states than a fund that invests more widely.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
12

The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Performance information prior to October 24, 2016 for Class SDR shares reflects the historical performance, fees and expenses of the then-existing Investor Class Shares of the Schroder Broad Tax-Aware Value Bond Fund (the “Predecessor Fund”). SIMNA served as the investment manager to the Predecessor Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Would be different if the Fund’s fees and expenses were reflected for periods prior to October 24, 2016

•
Would be lower if the Predecessor Fund's and the Fund's operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year.

Total returns by calendar year
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 6.25% (1st quarter, 2014)     Lowest -5.94% (2nd quarter, 2013)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2016
Share Class	1 Year	5 Years	Lifetime (since 10/3/2011)
Class SDR – Return Before Taxes	2.57%	5.20%	5.46%
– After Taxes on Distributions	2.12%	4.78%	5.05%
– After Taxes on Distributions and Sale of Fund Shares	2.25%	4.49%	4.71%
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	0.25%	3.28%	3.54%
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Schroder Investment Management North America Inc.
Portfolio Manager	Title	Involved with Fund Since
Andrew B.J. Chorlton, CFA	Portfolio Manager	2011
Edward H. Jewett	Portfolio Manager	2011
Richard A. Rezek Jr., CFA	Portfolio Manager	2011
Neil G. Sutherland, CFA	Portfolio Manager	2011
Julio C. Bonilla, CFA	Portfolio Manager	2011
13

PURCHASE AND SALE OF FUND SHARES.  Minimum investment amounts may be waived for certain accounts.
Share Class	Minimum Initial Investment	Minimum Subsequent Investment
Class SDR	$5,000,000	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
14

Hartford Schroders Emerging Markets Equity Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks capital appreciation.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class SDR shares.
Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Share Class	SDR
Management fees	1.03%
Distribution and service (12b-1) fees	None
Other expenses	0.05%
Acquired fund fees and expenses	0.02%
Total annual fund operating expenses(2)	1.10%
(1)
Fees and expenses have been restated to reflect estimated amounts for the current fiscal year.

(2)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses at 1.10% for Class SDR. This contractual arrangement will remain in effect until October 24, 2018 and shall renew automatically for one-year terms thereafter unless the Investment Manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc. In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class SDR. This contractual arrangement will remain in effect until February 28, 2018 and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Class	Year 1	Year 3	Year 5	Year 10
SDR	$112	$350	$606	$1,340
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund normally invests at least 80% of its assets in equity securities of “emerging market” companies. The Fund’s sub-advisers, Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.,” together with SIMNA, the “Sub-Advisers”), currently consider “emerging market” companies to be issuers listed or domiciled in, deriving a substantial portion of their revenues from, or having a substantial portion of their assets in emerging markets. The Fund will typically seek to allocate its investments among a number of different emerging market countries. Although there is no percentage limit on investments in any one emerging market country, the Sub-Advisers will refer to the country allocation of the Fund’s benchmark index as a guide along with their top-down, quantitative country model, when making allocation decisions. The Fund invests in countries and companies that the Sub-Advisers believe offer the potential for capital growth. The Sub-Advisers consider factors such as a company’s potential for above average earnings growth, a security’s attractive relative valuation, whether a company has proprietary advantages, and certain environmental, social and governance criteria. The Fund may invest in common and preferred stocks (or units of ordinary and preference shares), equity-linked notes, convertible securities, warrants and depositary
15

receipts of companies of any size market capitalization. The Fund may also invest in securities issued in initial public offerings ("IPOs").
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk −The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions. Securities purchased in IPOs have no trading history, limited issuer information and potentially increased volatility.
Mid Cap and Small Cap Securities Risk −Investments in small capitalization and mid capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Depositary Receipts Risk −The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers, including depositary receipts that are not sponsored by a financial institution (“Unsponsored Depositary Receipts”). Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Unsponsored Depositary Receipts are also subject to the risk that there may be less information available regarding their issuers and there may not be a correlation between such information and the market value of the depositary receipts.
16

Equity Linked Notes (ELN) Risk  −Investments in ELNs often have risks similar to their underlying securities, which could include management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. Should the prices of the underlying securities move in an unexpected manner, a Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. An investment in an ELN is also subject to counterparty risk, which is the risk that the issuer of the ELN will default or become bankrupt and a Fund will have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed income investment.
Liquidity Risk −The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
Quantitative Investing Risk −The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Performance information prior to October 24, 2016 for Class SDR shares reflects the historical performance, fees and expenses of the then-existing Class R6 shares of the Schroder Emerging Market Equity Fund (the “Predecessor Fund”) and, prior to December 30, 2014, the Investor Class shares of the Predecessor Fund. SIMNA and SIMNA Ltd. served as the investment manager and sub-adviser, respectively, to the Predecessor Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Would be different if the Fund’s fees and expenses were reflected for periods prior to October 24, 2016

•
Would be lower if the Predecessor Fund's and the Fund's operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year.

17

Total returns by calendar year
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 33.48% (2nd quarter, 2009)     Lowest -27.54% (3rd quarter, 2008)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two broad-based market indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2016*
Share Class	1 Year	5 Years	10 Years
Class SDR – Return Before Taxes	10.64%	1.86%	2.32%
– After Taxes on Distributions	10.58%	1.82%	1.94%
– After Taxes on Distributions and Sale of Fund Shares	6.43%	1.62%	1.96%
MSCI Emerging Markets Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	11.19%	1.28%	1.84%
MSCI Emerging Markets Index (Gross) (reflects no deduction for fees, expenses or taxes)	11.60%	1.64%	2.17%
*
Effective March 1, 2017, the Fund changed its benchmark from the MSCI Emerging Markets Index (Gross) to the MSCI Emerging Markets Index (Net) because the Investment Manager believes that the net version of the benchmark better reflects potential tax consequences for the Fund.

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Schroder Investment Management North America Inc. and its secondary sub-adviser is Schroder Investment Management North America Limited.
Portfolio Manager	Title	Involved with Fund Since
Tom Wilson, CFA	Portfolio Manager	2014
Robert Davy	Portfolio Manager	2006
James Gotto	Portfolio Manager	2006
Waj Hashmi, CFA	Portfolio Manager	2006
Nicholas Field	Portfolio Manager	2006
PURCHASE AND SALE OF FUND SHARES.  Minimum investment amounts may be waived for certain accounts.
Share Class	Minimum Initial Investment	Minimum Subsequent Investment
Class SDR	$5,000,000	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
18

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
19

Hartford Schroders Emerging Markets Multi-Sector Bond Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks to provide a return of long-term capital growth and income.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class SDR shares.
Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Share Class	SDR
Management fees	0.70%
Distribution and service (12b-1) fees	None
Other expenses	0.16%
Total annual fund operating expenses	0.86%
Fee waiver and/or expense reimbursement(2)	0.11%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	0.75%
(1)
Fees and expenses have been restated to reflect estimated amounts for the current fiscal year.

(2)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses at 0.75% for Class SDR. This contractual arrangement will remain in effect until October 24, 2018 and shall renew automatically for one-year terms thereafter unless the Investment Manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc. In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class SDR. This contractual arrangement will remain in effect until February 28, 2018 and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Class	Year 1	Year 3	Year 5	Year 10
SDR	$77	$263	$466	$1,051
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 147% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund will invest at least 80% of its assets in bonds of issuers located in emerging market countries. Bonds in which the Fund may invest may be obligations of governments or government agencies or instrumentalities, supra-national issuers, or corporate issuers. Such bonds may pay fixed, variable, or floating interest rates and may include government securities, debt securities of corporations, asset-backed securities, mortgage-backed securities, zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, including credit-linked notes and hybrid or “indexed” securities, event-linked bonds, and loan participations, delayed funding loans and revolving credit facilities, and short-term investments. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers.
The Fund’s assets will be allocated actively among sectors within the fixed-income market based on the assessment of the sub-adviser, Schroder Investment Management North America Inc. (“SIMNA” or the “Sub-Adviser”), of their
20

relative values and the risks and rewards they present. In selecting investments for the Fund, the Sub-Adviser seeks to identify bonds that offer what it considers the best possible risk/reward profile. Securities may be denominated in emerging market currencies, in the U.S. dollar, or in other developed-market currencies, depending on the Sub-Adviser’s view of the relative values and risks of investments in the various currencies. The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by the Sub-Adviser to be of comparable quality (so-called “junk bonds”). The Fund may invest in debt securities of any maturity or duration. The Sub-Adviser’s investment process may result in frequent trading of the Fund’s portfolio securities. The Fund may invest up to 20% of its assets in asset-backed and mortgage-backed securities.
The Fund may enter into exchange-traded or over-the-counter derivatives transactions that generally consist of futures contracts, options on futures, and swap contracts (including interest rate swaps, total return swaps, and credit default swaps). The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions including currency futures, forwards, and option transactions. The Fund is a non-diversified mutual fund, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk −The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Interest Rate Risk −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. are at, or near, historic lows.
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Credit Risk −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Non-Diversification Risk −The Fund is non-diversified, which means it is permitted to invest a greater portion of its assets in a smaller number of issuers than a “diversified” fund. For this reason the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. The Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.
High Yield Investments Risk −High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Convertible Securities Risk −Debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities.
Liquidity Risk −The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance.
Rule 144A Securities Risk −Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when the Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although Rule 144A securities are generally considered to be liquid, the Fund's holdings in Rule 144A securities may adversely affect the Fund's overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund's ability to dispose of a security.
Derivatives Risk −Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Swaps Risk −A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Futures and Options Risks −Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
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Forward Currency Contracts Risk −A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as ordinary income and may significantly increase an investor’s tax liability.
Counterparty Risk −The risk that the counterparty in a transaction by the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.
Active Trading Risk −Active trading could increase the Fund's transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Volatility Risk −Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.
Leverage Risk −Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Performance information prior to October 24, 2016 for Class SDR shares reflects the historical performance, fees and expenses of the then-existing Class R6 shares of the Schroder Emerging Markets Multi-Sector Bond Fund (the “Predecessor Fund”) and, prior to December 30, 2014, the Investor Class shares of the Predecessor Fund. SIMNA served as the investment manager to the Predecessor Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Would be different if the Fund’s fees and expenses were reflected for periods prior to October 24, 2016

•
Would be lower if the Predecessor Fund's and the Fund's operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year.

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Total returns by calendar year
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 6.79% (1st quarter, 2016)     Lowest -7.58% (3rd quarter, 2015)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of three broad-based market indices and the Fund’s blended benchmark. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2016
Share Class	1 Year	Lifetime (since 06/25/2013)
Class SDR – Return Before Taxes	13.19%	2.58%
– After Taxes on Distributions	10.86%	0.62%
– After Taxes on Distributions and Sale of Fund Shares	7.45%	1.08%
JP Morgan EMBI Global Diversified Index (reflects no deduction for fees, expenses or taxes)	9.94%	6.71%
JP Morgan GBI Emerging Markets Global Diversified Index (reflects no deduction for fees, expenses or taxes)	9.65%	-3.63%
JP Morgan CEMBI Broad Diversified Index (reflects no deduction for fees, expenses or taxes)	10.15%	5.72%
Emerging Markets Multi-Sector Bond Fund Blended Index*	10.05%	2.92%
*
The Emerging Markets Multi-Sector Bond Fund Blended Index is calculated by the Investment Manager and represents the weighted return of the JP Morgan EMBI Global Diversified Index (33.4%), the JP Morgan GBI Emerging Markets Global Diversified Index (33.3%), and the JP Morgan CEMBI Broad Diversified Index (33.3%).

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Schroder Investment Management North America Inc.
Portfolio Manager	Title	Involved with Fund Since
Jim Barrineau	Portfolio Manager	2013
Fernando Grisales, CFA	Portfolio Manager	2013
PURCHASE AND SALE OF FUND SHARES.  Minimum investment amounts may be waived for certain accounts.
Share Class	Minimum Initial Investment	Minimum Subsequent Investment
Class SDR	$5,000,000	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824,
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by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
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Hartford Schroders Income Builder Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks to provide income and capital growth over the medium to longer term.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class SDR shares.
Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Share Class	SDR
Management fees	0.70%
Distribution and service (12b-1) fees	None
Other expenses	0.31%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	1.02%
Fee waiver and/or expense reimbursement(2)	0.31%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	0.71%
(1)
Fees and expenses have been restated to reflect estimated amounts for the current fiscal year.

(2)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses at 0.70% for Class SDR. This contractual arrangement will remain in effect until October 24, 2018. In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class SDR. This contractual arrangement will remain in effect until February 28, 2018 and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Class	Year 1	Year 3	Year 5	Year 10
SDR	$73	$294	$533	$1,220
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 159% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks income and capital growth by investing primarily in a diversified portfolio of U.S. and non-U.S. equity and fixed income securities that the Fund’s sub-advisers, Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.,” together with SIMNA, the “Sub-Advisers”), believe offer attractive yields backed by strong fundamentals. The Sub-Advisers actively allocate the Fund’s investments among various asset classes, regions, and sectors in response to changing market, economic, and political factors and events that the Sub-Advisers believe may affect the relative levels of income available. The Sub-Advisers also consider the potential for capital growth from investments in the different asset classes, and the risks of investments in those asset classes. The Fund may invest in companies of any size market capitalization.
The Fund invests primarily in securities of issuers located in a number of countries around the world, including emerging markets and the United States. Every asset class is reviewed on an ongoing basis by the Sub-Advisers to determine whether it provides the opportunity to enhance performance or to reduce risk. Exposure to different asset
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classes and strategies will vary over time, in response to changes in the Sub-Advisers’ assessment of changing market, economic, and political factors and events that the Sub-Advisers believe may impact the value of the Fund’s investments. The Fund may seek to hedge against adverse changes in the values of the currencies in which its investments are denominated, although it will not be required to do so.
The Fund may invest in fixed income securities to an unlimited extent. Fixed income securities in which the Fund may invest may be obligations of governments or government agencies or instrumentalities, supra-national issuers, or corporate issuers. Fixed income securities may pay fixed, variable, or floating interest rates and may include asset-backed securities, mortgage-backed securities, zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, bank loans, loan participations, loan assignments, municipal securities, and other securities bearing fixed or variable interest rates of any maturity. The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by the Sub-Advisers to be of comparable quality (so-called “junk bonds”).
The investment processes used by the Sub-Advisers may result in frequent trading of the Fund’s portfolio securities. The Sub-Advisers may sell an investment for the Fund if they believe that the investment no longer offers attractive potential future returns compared to other investment opportunities or that it presents undesirable risks, or in an attempt to limit losses.
The Fund generally seeks to invest in high quality stocks with attractive yield characteristics and sustainable dividend payments to help establish a diversified and liquid portfolio. The Fund may invest in equity securities to an unlimited extent, including common stocks, preferred stocks, securities convertible into common and preferred stock, and non-convertible preferred stocks. The Fund may invest in securities of issuers in their initial public offerings (“IPOs”). The Sub-Advisers will also invest in cash and cash equivalents strategically, potentially building the Fund’s cash position when the Sub-Advisers believe that attractive investments for the Fund are not available or when the Sub-Advisers believe that a relatively large cash position will help ensure that the Fund will be able to invest in attractive new opportunities as they become available.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions. Securities purchased in IPOs have no trading history, limited issuer information and potentially increased volatility.
Mid Cap and Small Cap Securities Risk −Investments in small capitalization and mid capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Interest Rate Risk −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. are at, or near, historic lows.
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Credit Risk −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
High Yield Investments Risk −High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Loans and Loan Participations Risk −Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.
Many loans are relatively illiquid or are subject to restrictions on resale and may be difficult to value, which will have an adverse impact on the Fund’s ability to dispose of particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).
The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.
Loan interests may not be considered “securities,” and purchasers, such as the Fund, may not, therefore, be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk −The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
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Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Mortgage- and Asset-Backed Securities Risk −Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.
Liquidity Risk −The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance.
Sovereign Debt Risk −Investments in sovereign debt are subject to the risk that the issuer of the non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or economic region, levels of foreign debt or foreign currency exchange rates.
Active Trading Risk −Active trading could increase the Fund's transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Volatility Risk −Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.
Leverage Risk −Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Performance information prior to October 24, 2016 for Class SDR shares reflects the historical performance, fees and expenses of the then-existing Class R6 shares of the Schroder Global Multi-Asset Income Fund (the “Predecessor Fund”) and, prior to December 30, 2014, the Investor Class shares of the Predecessor Fund. SIMNA and SIMNA Ltd. served as the investment manager and sub-adviser, respectively, to the Predecessor Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Would be different if the Fund’s fees and expenses were reflected for periods prior to October 24, 2016

29

•
Would be lower if the Predecessor Fund's and the Fund's operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year.

Total returns by calendar year
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 2.91% (1st quarter, 2016)     Lowest -5.28% (3rd quarter, 2015)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of three broad-based market indices and the Fund's current and former blended benchmark. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2016*
Share Class	1 Year	Lifetime (since 06/23/2014)
Class SDR – Return Before Taxes	8.42%	-0.91%
– After Taxes on Distributions	6.84%	-2.87%
– After Taxes on Distributions and Sale of Fund Shares	4.98%	-1.44%
JP Morgan Global Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.16%	-1.23%
MSCI All Country World Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	7.86%	1.29%
Income Builder Fund Blended Index	3.99%	-0.34%
MSCI All Country World Index (Gross) (reflects no deduction for fees, expenses or taxes)	8.48%	1.83%
Former Income Builder Fund Blended Index	4.17%	-0.18%
*
Effective March 1, 2017, the Fund changed its benchmark from the MSCI All Country World Index (Gross) to the MSCI All Country World Index (Net) because the Investment Manager believes that the net version of the benchmark better reflects potential tax consequences for the Fund. The Income Builder Fund Blended Index is calculated by the Investment Manager and represents the weighted return of the JP Morgan Global Aggregate Bond Index (70%) and the MSCI All Country World Index (Net) (30%). The Former Income Builder Fund Blended Index is calculated by the Investment Manager and represents the weighted return of the JP Morgan Global Aggregate Bond Index (70%) and the MSCI All Country World Index (Gross) (30%).

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Schroder Investment Management North America Inc. and its secondary sub-adviser is Schroder Investment Management North America Limited.
Portfolio Manager	Title	Involved with Fund Since
Aymeric Forest, CFA	Portfolio Manager	2014
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PURCHASE AND SALE OF FUND SHARES.  Minimum investment amounts may be waived for certain accounts.
Share Class	Minimum Initial Investment	Minimum Subsequent Investment
Class SDR	$5,000,000	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
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Hartford Schroders Global Strategic Bond Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks total return over the long term.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class SDR shares.
Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Share Class	SDR
Management fees	0.66%
Distribution and service (12b-1) fees	None
Other expenses	0.13%
Total annual fund operating expenses	0.79%
Fee waiver and/or expense reimbursement(2)	0.15%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	0.64%
(1)
Fees and expenses have been restated to reflect estimated amounts for the current fiscal year.

(2)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses at 0.64% for Class SDR. This contractual arrangement will remain in effect until October 24, 2018. In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class SDR. This contractual arrangement will remain in effect until February 28, 2018 and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Class	Year 1	Year 3	Year 5	Year 10
SDR	$65	$237	$424	$964
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 140% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks total return by investing principally in fixed income securities of issuers located anywhere in the world that the Fund’s sub-advisers, Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.,” together with SIMNA, the “Sub-Advisers”), believe offer the potential for income, capital appreciation, or both. Fixed income securities in which the Fund may invest may be obligations of governments or government agencies or instrumentalities, supra-national issuers, or corporate issuers. Fixed income securties may pay fixed, variable, or floating interest rates and may include asset-backed securities, mortgage-backed securities, zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, bank loans, loan participations, loan assignments, municipal securities, and other securities bearing fixed or variable interest rates of any maturity. Under normal circumstances, the Fund will invest at least 80% of its assets in fixed income securities.
The Fund invests primarily in securities of issuers located in a number of countries around the world, including emerging markets and the United States. The Fund may seek to hedge against adverse changes in the values of the currencies in which its investments are denominated, although it will not be required to do so. The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets
32

in securities rated below investment grade or in unrated securities considered by the Fund’s Sub-Advisers to be of comparable quality (so-called “junk bonds”). In addition, the Fund may invest a majority of its assets in asset-backed and mortgage-backed securities. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers.
The Sub-Advisers will allocate the Fund’s assets among issuers, types of securities, industries, interest rates, and geographical regions based on an assessment of the relative values and the risks and rewards these potential investments present. The allocation of the Fund’s assets to different sectors and issuers will change over time, sometimes rapidly, and the Fund may invest without limit in a single sector or a small number of sectors of the fixed income universe. The average duration of the Fund will vary based on the Sub-Advisers’ assessment of market and economic factors and other considerations. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. Generally, the higher a bond’s duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.
The investment processes used by the Fund may result in frequent trading of the Fund’s portfolio securities. The Sub-Advisers may sell an investment for the Fund if they believe that the investment no longer offers attractive potential future returns compared to other investment opportunities or that it presents undesirable risks, or in an attempt to limit losses. The Sub-Advisers may also allocate assets in cash and cash equivalents strategically, potentially building the Fund’s cash position when the Sub-Advisers believe that attractive investments for the Fund are not available or when the Sub-Advisers believe that a relatively large cash position will help ensure that the Fund will be able to invest in attractive new opportunities as they become available.
The Sub-Advisers may use derivatives actively in managing the Fund, including without limitation, foreign currency exchange transactions (including currency futures, forwards, and option transactions), swap contracts (including interest rate swaps, total return swaps, and credit default swaps), futures contracts and options on futures. The Fund may (but will not be required to) enter into any of these transactions to generate income; replicate certain direct investments; take a net long or short position in certain investments or markets; hedge various risks such as credit risk, interest rate risk, currency risk, and liquidity risk (although the Fund is not required to enter into hedging transactions); provide liquidity in the Fund; equitize cash; minimize transaction costs; adjust the Fund’s sensitivity to interest rate risk, currency risk, or other risk; and for asset and sector allocation purposes. The Fund may invest in warrants or options to purchase debt securities or equity securities.
The Fund may implement short positions, including through the use of derivative instruments, such as swaps or futures, or through short sales of instruments that are eligible investments for the Fund. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price in the future in anticipation that the asset’s value will decrease between the time the position is established and the agreed date of sale.
The Fund will normally hold investments in a number of different countries around the world. Under normal circumstances, at least 40% (and normally not less than 30%) of the Fund’s net assets will be invested in or exposed to foreign securities or derivative instruments with exposure to foreign securities of at least three different countries outside the United States. Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency. The Fund’s investments in derivative securities, exchange traded funds (ETFs) and exchange traded notes (ETNs) will be considered to be “foreign” if the underlying assets represented by the investment are determined to be foreign using the foregoing criteria. The Fund is a non-diversified mutual fund, which means that it may invest its assets in a smaller number of issuers than a diversified fund. The Fund may trade investments actively.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
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Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Interest Rate Risk −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. are at, or near, historic lows.
Credit Risk −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
High Yield Investments Risk −High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Mortgage- and Asset-Backed Securities Risk −Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk −The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
34

Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Loans and Loan Participations Risk −Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.
Many loans are relatively illiquid or are subject to restrictions on resale and may be difficult to value, which will have an adverse impact on the Fund’s ability to dispose of particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).
The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.
Loan interests may not be considered “securities,” and purchasers, such as the Fund, may not, therefore, be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
U.S. Government Securities Risk −Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.
Non-Diversification Risk −The Fund is non-diversified, which means it is permitted to invest a greater portion of its assets in a smaller number of issuers than a “diversified” fund. For this reason the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. The Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.
Municipal Securities Risk −Municipal securities risks include the possibility that the issuer may be unable to pay interest or repay principal on a timely basis or at all, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. In addition, state or local political or economic conditions and developments can adversely affect the securities issued by state and local governments. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the determination that municipal securities are subject to taxation.
Derivatives Risk −Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
35

Swaps Risk −A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Futures and Options Risks −Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Forward Currency Contracts Risk −A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as ordinary income and may significantly increase an investor’s tax liability.
Counterparty Risk −The risk that the counterparty in a transaction by the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.
Leverage Risk −Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Convertible Securities Risk −Debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities.
Liquidity Risk −The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance.
Rule 144A Securities Risk −Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when the Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although Rule 144A securities are generally considered to be liquid, the Fund's holdings in Rule 144A securities may adversely affect the Fund's overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund's ability to dispose of a security.
Sovereign Debt Risk −Investments in sovereign debt are subject to the risk that the issuer of the non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or economic region, levels of foreign debt or foreign currency exchange rates.
Volatility Risk −Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.
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Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Active Trading Risk −Active trading could increase the Fund's transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Performance information prior to October 24, 2016 for Class SDR shares reflects the historical performance, fees and expenses of the then-existing Class R6 shares of the Schroder Global Strategic Bond Fund (the “Predecessor Fund”) and, prior to December 19, 2014, the Investor Class shares of the Predecessor Fund. SIMNA and SIMNA Ltd. served as the investment manager and sub-adviser, respectively, to the Predecessor Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Would be different if the Fund’s fees and expenses were reflected for periods prior to October 24, 2016

•
Would be lower if the Predecessor Fund's and the Fund's operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year.

Total returns by calendar year
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 1.78% (3rd quarter, 2016)     Lowest -2.67% (3rd quarter, 2015)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
37

Average annual total returns for periods ending December 31, 2016
Share Class	1 Year	Lifetime (since 06/23/2014)
Class SDR – Return Before Taxes	3.17%	-0.23%
– After Taxes on Distributions	1.45%	-2.05%
– After Taxes on Distributions and Sale of Fund Shares	1.79%	-0.99%
3-Month USD Fixed LIBOR (reflects no deduction for fees, expenses or taxes)	0.66%	0.40%
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Schroder Investment Management North America Inc. and its secondary sub-adviser is Schroder Investment Management North America Limited.
Portfolio Manager	Title	Involved with Fund Since
Bob Jolly, CFA	Portfolio Manager	2014
Paul Grainger, CFA	Portfolio Manager	2016
Thomas Sartain, CFA	Portfolio Manager	2014
James Lindsay-Fynn	Portfolio Manager	2016
PURCHASE AND SALE OF FUND SHARES.  Minimum investment amounts may be waived for certain accounts.
Share Class	Minimum Initial Investment	Minimum Subsequent Investment
Class SDR	$5,000,000	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
38

Hartford Schroders International Stock Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation through investment in securities markets outside the United States.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class SDR shares.
Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Share Class	SDR
Management fees	0.75%
Distribution and service (12b-1) fees	None
Other expenses	0.12%
Total annual fund operating expenses	0.87%
Fee waiver and/or expense reimbursement(2)	0.07%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	0.80%
(1)
Fees and expenses have been restated to reflect estimated amounts for the current fiscal year.

(2)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses at 0.80% for Class SDR. This contractual arrangement will remain in effect until October 24, 2018 and shall renew automatically for one-year terms thereafter unless the Investment Manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc. In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class SDR. This contractual arrangement will remain in effect until February 28, 2018 and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Class	Year 1	Year 3	Year 5	Year 10
SDR	$82	$271	$475	$1,066
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund normally invests at least 65% of its total assets in equity securities of companies located outside the United States and at least 80% of its assets in common and preferred stock and securities convertible into common stock, including derivative investments that provide exposure to such securities. The Fund’s sub-advisers, Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.,” together with SIMNA, the “Sub-Advisers”), attempt to invest broadly across regions and countries, including emerging market countries, though the Fund may, from time to time, invest more than 25% of its assets in any one country or group of countries. The Fund expects typically to invest in approximately forty to sixty companies at any one time and will typically invest a substantial portion of its assets in countries included in the MSCI EAFE Index. The Sub-Advisers rely on a fundamental, research-driven, bottom-up approach to identify issuers they believe offer the potential for capital growth. The Sub-Advisers consider factors such as a company’s potential for above average earnings growth, a security’s attractive relative valuation, whether a
39

company has proprietary advantages, and certain environmental, social and governance criteria. The Fund may invest in common and preferred stocks, convertible securities and warrants of companies of any market capitalization.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk −The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.
Mid Cap and Small Cap Securities Risk −Investments in small capitalization and mid capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
40

The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Performance information prior to October 24, 2016 for Class SDR shares reflects the historical performance, fees and expenses of the then-existing Class R6 shares of the Schroder International Alpha Fund (the “Predecessor Fund”) and, prior to December 30, 2014, the Investor Class shares of the Predecessor Fund. SIMNA and SIMNA Ltd. served as the investment manager and sub-adviser, respectively, to the Predecessor Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Would be different if the Fund’s fees and expenses were reflected for periods prior to October 24, 2016

•
Would be lower if the Predecessor Fund's and the Fund's operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year.

Total returns by calendar year
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 27.44% (3rd quarter, 2009)     Lowest -23.72% (4th quarter, 2008)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two broad-based market indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2016*
Share Class	1 Year	5 Years	10 Years
Class SDR – Return Before Taxes	-1.25%	6.01%	1.40%
– After Taxes on Distributions	-1.43%	5.55%	1.13%
– After Taxes on Distributions and Sale of Fund Shares	-0.14%	4.89%	1.29%
MSCI EAFE Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	1.00%	6.53%	0.75%
MSCI EAFE Index (Gross) (reflects no deduction for fees, expenses or taxes)	1.51%	7.02%	1.22%
*
Effective March 1, 2017, the Fund changed its benchmark from the MSCI EAFE Index (Gross) to the MSCI EAFE Index (Net) because the Investment Manager believes that the net version of the benchmark better reflects potential tax consequences for the Fund.

41

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Schroder Investment Management North America Inc. and its secondary sub-adviser is Schroder Investment Management North America Limited.
Portfolio Manager	Title	Involved with Fund Since
Simon Webber, CFA	Portfolio Manager	2010
James Gautrey, CFA	Portfolio Manager	2014
PURCHASE AND SALE OF FUND SHARES.  Minimum investment amounts may be waived for certain accounts.
Share Class	Minimum Initial Investment	Minimum Subsequent Investment
Class SDR	$5,000,000	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
42

Hartford Schroders International Multi-Cap Value Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class SDR shares.
Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Share Class	SDR
Management fees	0.77%
Distribution and service (12b-1) fees	None
Other expenses	0.06%
Total annual fund operating expenses	0.83%
Fee waiver and/or expense reimbursement(2)	0.08%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	0.75%
(1)
Fees and expenses have been restated to reflect estimated amounts for the current fiscal year.

(2)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses at 0.75% for Class SDR. This contractual arrangement will remain in effect until October 24, 2018. In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class SDR. This contractual arrangement will remain in effect until February 28, 2018 and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Class	Year 1	Year 3	Year 5	Year 10
SDR	$78	$257	$453	$1,018
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund normally invests at least 80% of its total assets in a diversified portfolio of equity securities, or derivative investments that provide exposure to equity securities, of companies located outside of the United States that the Fund’s sub-advisers, Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.,” together with SIMNA, the “Sub-Advisers”), consider to offer attractive valuations. The Fund invests in a variety of countries throughout the world including emerging market countries and may, from time to time, invest more than 25% of its assets in any one country or group of countries. The Fund may invest in companies of any market capitalization. The Sub-Advisers apply a proprietary quantitative investment analysis that seeks to capture the high returns historically available from value stocks. The Sub-Advisers do not consider benchmark weights when they construct the Fund’s portfolio. The Sub-Advisers believe that indices weighted by market-capitalization reflect a natural bias toward expensive stocks and geographic regions, and that, by contrast, a “bottom-up” approach to portfolio construction, not constrained by reference to a specific benchmark or index, may uncover less expensive stocks offering better investment value. The
43

Sub-Advisers seek to select relatively inexpensive stocks of issuers located anywhere in the world based on an evaluation of a number of valuation metrics including: dividends, cash-flow, earnings, sales and asset-based measures. There is also a focus on high quality companies within this universe defined using metrics including: profitability, stability, financial strength, and management quality. Geographic and sector allocations are principally the result of this selection. The Sub-Advisers may also consider certain environmental, social and governance criteria. The Fund may invest in common and preferred stocks, convertible securities and warrants. The Fund may also invest in real estate investment trusts (“REITs”).
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk −The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.
Quantitative Investing Risk −The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns.
Mid Cap and Small Cap Securities Risk −Investments in small capitalization and mid capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
44

Real Estate Related Securities Risks −In addition to general market risk, the main risk of real estate related securities is that the value of the underlying real estate may go down due, among other factors, to the strength of the general and local economies, the amount of new construction in a particular area, the laws and regulations affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. The real estate industry is particularly sensitive to economic downturns. If the Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.
Active Trading Risk −Active trading could increase the Fund's transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Value Investing Style Risk −Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Performance information prior to October 24, 2016 for Class SDR shares reflects the historical performance, fees and expenses of the then-existing Class R6 shares of the Schroder International Multi-Cap Value Fund (the “Predecessor Fund”) and, prior to December 30, 2014, the Investor Class shares of the Predecessor Fund. SIMNA and SIMNA Ltd. served as the investment manager and sub-adviser, respectively, to the Predecessor Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Would be different if the Fund’s fees and expenses were reflected for periods prior to October 24, 2016

•
Would be lower if the Predecessor Fund's and the Fund's operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year.

Total returns by calendar year
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 36.08% (2nd quarter, 2009)     Lowest -23.12% (4th quarter, 2008)
45

Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of four broad-based market indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2016*
Share Class	1 Year	5 Years	10 Years
Class SDR – Return Before Taxes	8.94%	7.14%	3.01%
– After Taxes on Distributions	8.57%	5.84%	1.79%
– After Taxes on Distributions and Sale of Fund Shares	5.75%	5.37%	2.26%
MSCI All Country World ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	4.50%	5.00%	0.96%
MSCI All Country World ex USA Value Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	5.01%	5.48%	1.42%
MSCI All Country World ex USA Index (Gross) (reflects no deduction for fees, expenses or taxes)	8.92%	4.58%	0.34%
MSCI All Country World ex USA Value Index (Gross) (reflects no deduction for fees, expenses or taxes)	9.59%	5.17%	0.91%
*
Effective March 1, 2017, the Fund changed its benchmarks from the MSCI All Country World ex USA Index (Gross) and MSCI All Country World ex USA Value Index (Gross) to the MSCI All Country World ex USA Index (Net) and MSCI All Country World ex USA Value Index (Net), respectively, because the Investment Manager believes that the net version of these benchmarks better reflects potential tax consequences for the Fund.

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Schroder Investment Management North America Inc. and its secondary sub-adviser is Schroder Investment Management North America Limited.
Portfolio Manager	Title	Involved with Fund Since
Justin Abercrombie	Portfolio Manager	2006
Stephen Langford, CFA	Portfolio Manager	2011
Michael O’Brien	Portfolio Manager	2016
PURCHASE AND SALE OF FUND SHARES.  Minimum investment amounts may be waived for certain accounts.
Share Class	Minimum Initial Investment	Minimum Subsequent Investment
Class SDR	$5,000,000	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
46

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
47

Hartford Schroders US Small Cap Opportunities Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks capital appreciation.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class SDR shares.
Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Share Class	SDR
Management fees	0.90%
Distribution and service (12b-1) fees	None
Other expenses	0.08%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	0.99%
Fee waiver and/or expense reimbursement(2)	0.03%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	0.96%
(1)
Fees and expenses have been restated to reflect estimated amounts for the current fiscal year.

(2)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses at 0.95% for Class SDR. This contractual arrangement will remain in effect until October 24, 2018 and shall renew automatically for one-year terms thereafter unless the Investment Manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc. In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class SDR. This contractual arrangement will remain in effect until February 28, 2018 and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Class	Year 1	Year 3	Year 5	Year 10
SDR	$98	$312	$544	$1,210
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund expects under current market conditions to invest primarily in equity securities of small capitalization companies, although it may also invest in micro-capitalization companies or larger companies. The Fund normally invests at least 80% of its assets in securities of small capitalization companies located in the United States. The Fund’s sub-adviser, Schroder Investment Management North America Inc. (“SIMNA” or the “Sub-Adviser”), seeks to identify securities that it believes offer the potential for capital appreciation, based on novel, superior, or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures, or new management, or other factors. The Fund may invest in common and preferred stocks, convertible securities, and warrants, as well as in over-the-counter securities. The Fund may also invest in securities issued in initial public offerings (“IPOs”) and real estate investment trusts (“REITs”).
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The Fund currently defines small capitalization companies as companies with a market capitalization within the collective range of the Russell 2000 Index and the MSCI USA Small Cap Index. As of December 30, 2016, this range was approximately $21 million to $10.3 billion. The market capitalization range of the Russell 2000 Index and the MSCI USA Small Cap Index changes over time.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Small Cap Securities Risk −Investments in small capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions. Securities purchased in IPOs have no trading history, limited issuer information and potentially increased volatility.
Real Estate Related Securities Risks −In addition to general market risk, the main risk of real estate related securities is that the value of the underlying real estate may go down due, among other factors, to the strength of the general and local economies, the amount of new construction in a particular area, the laws and regulations affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. The real estate industry is particularly sensitive to economic downturns. If the Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.
Liquidity Risk −The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
49

PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Performance information prior to October 24, 2016 for Class SDR shares reflects the historical performance, fees and expenses of the then-existing Class R6 shares of the Schroder U.S. Opportunities Fund (the “Predecessor Fund”) and, prior to September 28, 2015, the Investor Class shares of the Predecessor Fund. SIMNA served as the investment manager to the Predecessor Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Would be different if the Fund’s fees and expenses were reflected for periods prior to October 24, 2016

•
Would be lower if the Predecessor Fund's and the Fund's operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year.

Total returns by calendar year
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 19.71% (2nd quarter, 2009)     Lowest -23.16% (4th quarter, 2008)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2016
Share Class	1 Year	5 Years	10 Years
Class SDR – Return Before Taxes	19.49%	14.12%	8.41%
– After Taxes on Distributions	17.95%	11.54%	6.93%
– After Taxes on Distributions and Sale of Fund Shares	12.30%	10.89%	6.60%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	21.31%	14.46%	7.07%
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Schroder Investment Management North America Inc.
Portfolio Manager	Title	Involved with Fund Since
Jenny B. Jones	Portfolio Manager	2003
PURCHASE AND SALE OF FUND SHARES.  Minimum investment amounts may be waived for certain accounts.
Share Class	Minimum Initial Investment	Minimum Subsequent Investment
Class SDR	$5,000,000	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824,
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by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
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Hartford Schroders US Small/Mid Cap Opportunities Fund Summary Section
INVESTMENT OBJECTIVE. The Fund seeks capital appreciation.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class SDR shares.
Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Share Class	SDR
Management fees	0.85%
Distribution and service (12b-1) fees	None
Other expenses	0.06%
Acquired fund fees and expenses	0.02%
Total annual fund operating expenses	0.93%
Fee waiver and/or expense reimbursement(2)	0.01%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	0.92%
(1)
Fees and expenses have been restated to reflect estimated amounts for the current fiscal year.

(2)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses at 0.90% for Class SDR. This contractual arrangement will remain in effect until October 24, 2018 and shall renew automatically for one-year terms thereafter unless the Investment Manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc. In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class SDR. This contractual arrangement will remain in effect until February 28, 2018 and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Class	Year 1	Year 3	Year 5	Year 10
SDR	$94	$295	$514	$1,142
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund normally invests principally in equity securities and will normally invest at least 80% of its assets in securities of companies considered by the Fund’s sub-adviser, Schroder Investment Management North America Inc. (“SIMNA” or the “Sub-Adviser”), at the time to be small or mid cap companies located in the United States. The Fund may also invest in equity securities of micro cap companies or larger companies if the Sub-Adviser believes they offer the potential for capital appreciation. The Sub-Adviser seeks to identify securities that it believes offer the potential for capital appreciation, based on novel, superior or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in
52

recent years, opportunities provided by mergers, divestitures or new management, or other factors. The Fund may invest in common and preferred stocks, convertible securities and warrants, as well as in over-the-counter securities. The Fund may also invest in securities issued in initial public offerings (“IPOs”) and real estate investment trusts (“REITs”).
The Sub-Adviser currently defines small or mid cap companies as companies with a market capitalization within the collective range of the Russell 2500 Index and the MSCI USA SMID Cap Index. As of December 30, 2016, this range was approximately $21 million to $22.4 billion. The market capitalization range of the Russell 2500 Index and the MSCI USA SMID Cap Index changes over time.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Mid Cap and Small Cap Securities Risk −Investments in small capitalization and mid capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions. Securities purchased in IPOs have no trading history, limited issuer information and potentially increased volatility.
Real Estate Related Securities Risks −In addition to general market risk, the main risk of real estate related securities is that the value of the underlying real estate may go down due, among other factors, to the strength of the general and local economies, the amount of new construction in a particular area, the laws and regulations affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. The real estate industry is particularly sensitive to economic downturns. If the Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.
Liquidity Risk −The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
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The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Performance information prior to October 24, 2016 for Class SDR shares reflects the historical performance, fees and expenses of the then-existing Class R6 shares of the Schroder U.S. Small and Mid Cap Opportunities Fund (the “Predecessor Fund”) and, prior to December 30, 2014, the Investor Class shares of the Predecessor Fund. SIMNA served as the investment manager to the Predecessor Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Would be different if the Fund’s fees and expenses were reflected for periods prior to October 24, 2016

•
Would be lower if the Predecessor Fund's and the Fund's operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year.

Total returns by calendar year
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 18.71% (2nd quarter, 2009)     Lowest -21.10% (4th quarter, 2008)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2016
Share Class	1 Year	5 Years	10 Years
Class SDR – Return Before Taxes	18.45%	14.97%	9.15%
– After Taxes on Distributions	17.97%	11.79%	7.40%
– After Taxes on Distributions and Sale of Fund Shares	10.84%	11.21%	7.02%
Russell 2500 Index (reflects no deduction for fees, expenses or taxes)	17.59%	14.54%	7.69%
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Schroder Investment Management North America Inc.
Portfolio Manager	Title	Involved with Fund Since
Jenny B. Jones	Portfolio Manager	2006
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PURCHASE AND SALE OF FUND SHARES.  Minimum investment amounts may be waived for certain accounts.
Share Class	Minimum Initial Investment	Minimum Subsequent Investment
Class SDR	$5,000,000	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
55

Additional Information Regarding Investment Strategies and Risks
Additional information regarding the principal investment strategy and other investment policies for each of Hartford Schroders Emerging Markets Debt and Currency Fund (the “Emerging Markets Debt and Currency Fund”), Hartford Schroders Tax-Aware Bond Fund (the “Tax-Aware Bond Fund”), Hartford Schroders Emerging Markets Equity Fund (the “Emerging Markets Equity Fund”), Hartford Schroders Emerging Markets Multi-Sector Bond Fund (the “Emerging Markets Multi-Sector Bond Fund”), Hartford Schroders Income Builder Fund (the “Income Builder Fund”), Hartford Schroders Global Strategic Bond Fund (the “Global Strategic Bond Fund”), Hartford Schroders International Stock Fund (the “International Stock Fund”), Hartford Schroders International Multi-Cap Value Fund (the “International Multi-Cap Value Fund”), Hartford Schroders US Small Cap Opportunities Fund (the “US Small Cap Opportunities Fund”) and Hartford Schroders US Small/Mid Cap Opportunities Fund (the “US Small/Mid Cap Opportunities Fund”) (each, a “Fund,” and collectively, the “Funds”) is provided below.
Emerging Markets Debt and Currency Fund
The Fund seeks to generate positive total returns over the long term regardless of market conditions. The Fund seeks to achieve this objective by investing principally in emerging market debt ("EMD") securities and in currencies of countries anywhere in the world (including the U.S. dollar) and other investments providing exposures to those markets and currencies. EMD securities include debt securities issued by emerging market country sovereign issuers; debt securities issued by government agencies and instrumentalities and regional and local governmental issuers in emerging market countries; and debt securities of companies organized in emerging market countries or that the Fund’s Sub-Advisers determine to have at least 50% of their assets in one or more emerging market countries or to derive at least 50% of their revenues or profits from one or more emerging market countries. EMD securities may be denominated in local emerging market currencies or in non-emerging market currencies, including the U.S. dollar. The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by the Sub-Advisers to be of comparable quality (so-called “junk bonds”). The Fund will seek to achieve a positive total return in all market conditions and will not seek to outperform a specific securities benchmark. The Fund may invest in securities of any maturity or duration.
The Fund may enter into a variety of derivatives transactions. The Fund may buy or sell interest rate derivatives, such as currency futures contracts, interest rate swaps and forward contracts, to hedge against interest rate risk, to adjust the duration of the Fund’s portfolio, or generally in an attempt to increase the Fund’s return. The Fund may also enter into currency futures contracts, forward contracts, options, and swaps for hedging purposes or in connection with the settlement of portfolio transactions.
In seeking to identify investments for the Fund, the Sub-Advisers perform fundamental research on global and regional market conditions, specific countries, and specific issuers. Based on this analysis, the Sub-Advisers seek not only to identify investments presenting the potential for attractive returns, but also to understand in detail the risk posed by each investment. The Fund will allocate its assets actively among different EMD securities, other debt securities, and emerging market and non-emerging market currency and cash positions in response to changing market conditions. The Fund’s currency investments may result in the Fund holding substantial cash investments (in any currency, including the U.S. dollar). The Fund will use cash strategically, potentially building its cash position when the Sub-Advisers believe that attractive investments for the Fund are not available or when the Sub-Advisers believe a relatively large cash position will help ensure that the Fund will be able to invest in attractive new opportunities as they become available. The Fund may gain market or currency exposures by holding cash positions or through notional or derivative transactions (such as currency futures contracts, forward contracts, options and swaps). The Fund may also seek to gain exposure to a market or currency by investments in debt securities denominated in such a currency, if the Sub-Advisers determine that those securities provide an effective substitute for investment directly in the market or currency. The Fund may have a substantial exposure to the U.S. dollar (up to 100% of the Fund’s assets).
The Fund, under normal circumstances, will invest at least 80% of its assets in a combination of EMD securities and investments intended to provide exposure to currencies around the world, including securities and currencies of emerging market countries and currencies of countries other than emerging market countries, including the United States. The Fund may invest in debt obligations of governmental or private issuers located anywhere in the world. The Fund currently expects to invest at least 60% of its assets in EMD securities and investments providing exposure to emerging markets and emerging market currencies. For purposes of the 80% requirement and the 60% calculation described above, the Fund will include among its investments in emerging markets and currencies its exposures to emerging markets and currencies under derivatives contracts, such as forward foreign currency contracts or similar instruments. The Fund is a non-diversified mutual fund, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
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Tax-Aware Bond Fund
The Fund seeks to achieve its investment objective by investing in a diversified portfolio of fixed income debt instruments of varying maturities. Under normal circumstances, the Fund invests at least 80% of its assets in U.S. dollar-denominated, investment-grade fixed income debt instruments. Fixed income debt instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. “Total return” consists of income earned on the Fund’s investments, plus capital appreciation, if any.
The fixed income debt instruments in which the Fund may invest include securities issued or guaranteed by the U.S. government and its agencies, government-sponsored enterprise securities, corporate bonds, mortgage-backed securities (including “to be announced” or “TBA” transactions), asset-backed securities, municipal securities, sovereign debt and debt securities issued by supranational organizations. They may pay fixed, variable, or floating interest rates. “Investment-grade” securities are securities that are rated by at least one major rating agency in one of its top four rating categories, or, if unrated, are determined by the Fund’s Sub-Adviser to be of similar quality, at the time of purchase. In the case of a split rated security (that is, two or more rating agencies give a security different ratings), the average rating shall apply. The Fund may invest without limit in U.S. dollar denominated foreign securities. The Fund may also invest a portion of its assets in cash and cash equivalents.
The Fund may invest in fixed income securities of any maturity or duration. The Fund’s effective duration may vary over time depending on the Sub-Adviser’s assessment of market and economic conditions and other factors. Duration is a measure of a bond price’s sensitivity to a given change in interest rates; effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on pre-payment rates. Generally, the higher a bond’s duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.
In seeking to achieve the Fund’s investment objective, the Sub-Adviser employs a tax-aware investing strategy that attempts to realize total return for shareholders, primarily in the form of current income and price appreciation, by balancing investment considerations and tax considerations. The Sub-Adviser allocates the Fund’s assets among taxable and tax-exempt investments with no limitation on the amount of assets that may be invested in either category. The Fund is eligible to pay “exempt-interest dividends” only if 50% of the value of its total assets is invested in tax-exempt securities at the end of each quarter of its taxable year. At times, the Fund’s investments in municipal securities may be substantial depending on the Sub-Adviser’s outlook on the market. In particular, the Fund may invest more than 25% of its total assets in municipal securities of issuers in each of California, New York and Texas.
It is important to understand that the Fund is not limited to investing solely in assets that generate tax-exempt income and may make both taxable and tax-exempt distributions to shareholders. Among the techniques and strategies used by the Fund in seeking tax-efficient management are the following: investing in municipal securities, the interest from which is exempt from federal income tax (but not necessarily the federal AMT or state income tax); investing in taxable securities where after-tax valuation is favorable; attempting to minimize net realized short-term capital gain; and employing a long-term approach to investing. When making investment decisions for the Fund, the Sub-Adviser takes into consideration the maximum federal tax rates.
The Fund’s decision to purchase or sell a security or make investments in a particular sector is based on relative value considerations. In analyzing the relative attractiveness of a particular security or sector, the Sub-Adviser assesses an issue’s historical relationships to other bonds, technical factors including supply and demand and fundamental risk and reward relationships. When making decisions to purchase or sell a security, the Sub-Adviser also considers a number of factors including sector exposures, interest rate duration, yield and the relationship between yields and maturity dates. The importance of these and other factors that the Sub-Adviser considers when purchasing and selling securities for the Fund changes with changes in the markets. Sector allocation and individual security decisions are made independent of sector and security weightings in the benchmark.
As part of its tax-aware strategy, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss.
The Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective. In addition, the Fund may engage actively in transactions involving derivatives. Derivative transactions may include exchange-traded or over-the-counter derivatives, such as swap contracts (including interest rate swaps, total return swaps, and credit default swaps), futures contracts, options on futures, and foreign currency exchange transactions (including currency futures, forwards, and option transactions). The Fund will normally use derivatives to supplement the effective management of its duration profile, to gain exposure to particular securities or markets, in connection with hedging transactions, or for purposes of efficient portfolio management, including managing cash flows or as part of the Fund’s risk management process.
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Emerging Markets Equity Fund
The Fund normally invests at least 80% of its assets in equity securities of  “emerging market” companies. The Fund’s Sub-Advisers currently consider “emerging market” companies to be issuers listed or domiciled in, deriving a substantial portion of their revenues from, or having a substantial portion of their assets in emerging markets. A company derives a substantial portion of its revenues from, or has a substantial portion of its assets in, emerging markets if the Sub-Advisers determine that the issuer derives more than 50% of its revenues from, or has more than 50% of its assets in, one or more emerging market countries. The Fund will typically seek to allocate its investments among a number of different emerging market countries. Although there is no percentage limit on investments in any one emerging market country, the Sub-Advisers will refer to the country allocation of the Fund’s benchmark index as a guide along with their top-down, quantitative country model, when making allocation decisions. The Fund invests in countries and companies that the Sub-Advisers believe offer the potential for capital growth. The Sub-Advisers consider factors such as a company’s potential for above average earnings growth, a security’s attractive relative valuation, whether a company has proprietary advantages, and certain environmental, social and governance criteria. The Fund may invest in common and preferred stocks (or units of ordinary and preference shares), equity-linked notes, convertible securities, warrants and depositary receipts of companies of any size market capitalization. The Fund may also invest in securities issued in initial public offerings ("IPOs"). The Fund may use structured notes, swap transactions, index futures, and other derivative instruments in pursuing its principal investment strategies. In addition, the Fund may invest in other investment companies, such as open-end funds, closed-end funds and exchange-traded funds ("ETFs"), including affiliated investment companies. The Fund may hedge some of its foreign currency exposure back into the U.S. dollar, although it does not normally expect to do so.
Emerging Markets Multi-Sector Bond Fund
Under normal circumstances, the Fund will invest at least 80% of its assets in bonds of issuers located in emerging market countries. Bonds in which the Fund may invest may be obligations of governments or government agencies or instrumentalities, supra-national issuers, or corporate issuers. Such bonds may pay fixed, variable, or floating interest rates and may include government securities, debt securities of corporations, asset-backed securities, mortgage-backed securities, zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, including credit-linked notes and hybrid or “indexed” securities, event-linked bonds, and loan participations, delayed funding loans and revolving credit facilities, and short-term investments. The value of the Fund’s investments in derivatives or other synthetic instruments described below that provide exposure comparable, in the judgment of the Fund’s Sub-Adviser, to investments in bonds may be counted toward satisfaction of the 80% policy described above. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers.
The Fund’s assets will be allocated actively among sectors within the fixed-income market based on the Sub-Adviser's assessment of their relative values and the risks and rewards they present. In selecting investments for the Fund, the Sub-Adviser seeks to identify bonds that offer what it considers the best possible risk/reward profile. The Fund generally sells securities in order to take advantage of investments in other securities offering what the Sub-Adviser believes is the potential for more attractive return of capital growth and income. Securities may be denominated in emerging market currencies, in the U.S. dollar, or in other developed-market currencies, depending on the Sub-Adviser’s view of the relative values and risks of investments in the various currencies. The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by the Sub-Adviser to be of comparable quality (so-called “junk bonds”). The Fund may invest in debt securities of any maturity or duration. The Sub-Adviser’s investment process may result in frequent trading of the Fund’s portfolio securities. The Fund may invest up to 20% of its assets in asset-backed and mortgage-backed securities.
Emerging market countries include countries that the Fund’s Sub-Adviser considers to be emerging market countries based on its evaluation of their level of economic development or the size and experience of their securities markets. Countries considered by the Fund’s Sub-Adviser not to be emerging market countries include: the United States, Canada, the United Kingdom, Denmark, Sweden, Norway, Switzerland, Japan, Australia, New Zealand, and certain countries within the Euro zone. The Fund will consider an issuer to be located in an emerging market country if it is organized under the laws of an emerging market country, if it is domiciled in an emerging market country, if its securities are principally traded in an emerging market country, or if the Sub-Adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from one or more emerging market countries.
The Fund may enter into exchange-traded or over-the-counter derivatives transactions that generally consist of futures contracts, options on futures, and swap contracts (including interest rate swaps, total return swaps, and credit default swaps). The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions including currency futures, forwards, and option transactions. The Fund may (but will not be required to) enter into any of these transactions to hedge various risks such as credit risk, interest rate risk, currency risk, and
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liquidity risk; take a net long or short position in certain investments or markets; provide liquidity in the Fund; equitize cash; minimize transaction costs; generate income; adjust the Fund’s sensitivity to interest rate risk, currency risk, or other risk; replicate certain direct investments; and for asset and sector allocation purposes. The Fund may invest in warrants or options to purchase debt securities, equity securities, or commodities. The Fund is a non-diversified mutual fund, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
Income Builder Fund
The Fund seeks income and capital growth by investing primarily in a diversified portfolio of U.S. and non-U.S. equity and fixed income securities that the Fund’s Sub-Advisers believe offer attractive yields backed by strong fundamentals. The Sub-Advisers actively allocate the Fund’s investments among various asset classes, regions, and sectors in response to changing market, economic, and political factors and events that the Sub-Advisers believe may affect the relative levels of income available. The Sub-Advisers also consider the potential for capital growth from investments in the different asset classes, and the risks of investments in those asset classes. The Fund may invest in companies of any size market capitalization.
The Fund invests primarily in securities of issuers located in a number of countries around the world, including emerging markets and the United States. Every asset class is reviewed on an ongoing basis by the Sub-Advisers to determine whether it provides the opportunity to enhance performance or to reduce risk. Exposure to different asset classes and strategies will vary over time, in response to changes in the Sub-Advisers’ assessment of changing market, economic, and political factors and events that the Sub-Advisers believe may impact the value of the Fund’s investments. The Fund may seek to hedge against adverse changes in the values of the currencies in which its investments are denominated, although it will not be required to do so.
The Fund may invest in fixed income securities to an unlimited extent. Fixed income securities in which the Fund may invest may be obligations of governments or government agencies or instrumentalities, supra-national issuers, or corporate issuers. Fixed income securities may pay fixed, variable, or floating interest rates and may include asset-backed securities, mortgage-backed securities, zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, bank loans, loan participations, loan assignments, municipal securities, and other securities bearing fixed or variable interest rates of any maturity. The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by the Sub-Advisers to be of comparable quality (so-called “junk bonds”). The average duration of the Fund’s fixed income portfolio will vary based on the Sub-Advisers’ forecast for interest rates, and there are no limits on the Fund’s portfolio duration or average maturity. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. Generally, the higher a bond’s duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.
The investment processes used by the Sub-Advisers may result in frequent trading of the Fund’s portfolio securities. The Sub-Advisers may sell an investment for the Fund if they believe that the investment no longer offers attractive potential future returns compared to other investment opportunities or that it presents undesirable risks, or in an attempt to limit losses.
The Fund generally seeks to invest in high quality stocks with attractive yield characteristics and sustainable dividend payments to help establish a diversified and liquid portfolio. The Fund may invest in equity securities to an unlimited extent, including common stocks, preferred stocks, securities convertible into common and preferred stock, and non-convertible preferred stocks. The Fund may invest in securities of issuers in their IPOs. In addition to the equity and fixed income investments described above, the Fund may invest in hybrid securities and other alternative investments, such as real estate investment trusts ("REITs") and other property trusts, structured products, and MLPs. The Sub-Advisers will also invest in cash and cash equivalents strategically, potentially building the Fund’s cash position when the Sub-Advisers believe that attractive investments for the Fund are not available or when the Sub-Advisers believe that a relatively large cash position will help ensure that the Fund will be able to invest in attractive new opportunities as they become available.
The Fund’s Sub-Advisers generally will seek exposure to the asset classes described above by investing directly in securities and other investments or through the use of derivatives. The Fund may also invest in other investment companies or investment pools (including investment companies or pools managed or sponsored by the Investment Manager, the Sub-Advisers, or their affiliates). Such pools might include, for example, other open-end or closed-end investment companies, exchange-traded funds ("ETFs"), unit investment trusts, and domestic or foreign private investment pools.
The Fund may enter into exchange-traded or over-the-counter derivatives transactions that generally consist of futures contracts, options on futures, and swap contracts (including interest rate swaps, total return swaps, and credit default swaps). The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions including currency futures, forwards, and option transactions. The Fund may (but will not be required
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to) enter into any of these transactions to hedge various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; take a net long or short position in certain investments or markets; provide liquidity in the Fund; equitize cash; minimize transaction costs; generate income; adjust the Fund’s sensitivity to interest rate risk, currency risk, or other risk; replicate certain direct investments; and for asset and sector allocation purposes. The Fund may invest in warrants or options to purchase debt securities, equity securities, or commodities.
Global Strategic Bond Fund
The Fund seeks total return by investing principally in fixed income securities of issuers located anywhere in the world that the Fund’s Sub-Advisers believe offer the potential for income, capital appreciation, or both. Fixed income securities in which the Fund may invest may be obligations of governments or government agencies or instrumentalities, supra-national issuers, or corporate issuers. Fixed income securities may pay fixed, variable, or floating interest rates and may include asset-backed securities, mortgage-backed securities, zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, bank loans, loan participations, loan assignments, municipal securities, and other securities bearing fixed or variable interest rates of any maturity. Under normal circumstances, the Fund will invest at least 80% of its assets in fixed income securities. The value of the Fund’s investments in derivatives that provide exposure comparable, in the judgment of the Sub-Advisers, to investments in fixed income securities may be counted toward satisfaction of the 80% policy described above.
The Fund invests primarily in securities of issuers located in a number of countries around the world, including emerging markets and the United States. The Fund may seek to hedge against adverse changes in the values of the currencies in which its investments are denominated, although it will not be required to do so. The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by the Fund’s Sub-Advisers to be of comparable quality (so-called “junk bonds”). In addition, the Fund may invest a majority of its assets in asset-backed and mortgage-backed securities. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers.
The Sub-Advisers will allocate the Fund’s assets among issuers, types of securities, industries, interest rates, and geographical regions based on an assessment of the relative values and the risks and rewards these potential investments present. The allocation of the Fund’s assets to different sectors and issuers will change over time, sometimes rapidly, and the Fund may invest without limit in a single sector or a small number of sectors of the fixed income universe. The average duration of the Fund will vary based on the Sub-Advisers’ assessment of market and economic factors and other considerations. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. Generally, the higher a bond’s duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.
The investment processes used by the Fund may result in frequent trading of the Fund’s portfolio securities. The Sub-Advisers may sell an investment for the Fund if they believe that the investment no longer offers attractive potential future returns compared to other investment opportunities or that it presents undesirable risks, or in an attempt to limit losses. The Sub-Advisers may also allocate assets in cash and cash equivalents strategically, potentially building the Fund’s cash position when the Sub-Advisers believe that attractive investments for the Fund are not available or when the Sub-Advisers believe that a relatively large cash position will help ensure that the Fund will be able to invest in attractive new opportunities as they become available.
The Sub-Advisers may use derivatives actively in managing the Fund, including without limitation, foreign currency exchange transactions (including currency futures, forwards, and option transactions), swap contracts (including interest rate swaps, total return swaps, and credit default swaps), futures contracts and options on futures. The Fund may (but will not be required to) enter into any of these transactions to generate income; replicate certain direct investments; take a net long or short position in certain investments or markets; hedge various risks such as credit risk, interest rate risk, currency risk, and liquidity risk (although the Fund is not required to enter into hedging transactions); provide liquidity in the Fund; equitize cash; minimize transaction costs; adjust the Fund’s sensitivity to interest rate risk, currency risk, or other risk; and for asset and sector allocation purposes. The Fund may invest in warrants or options to purchase debt securities or equity securities.
The Fund may implement short positions, including through the use of derivative instruments, such as swaps or futures, or through short sales of instruments that are eligible investments for the Fund. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price in the future in anticipation that the asset’s value will decrease between the time the position is established and the agreed date of sale.
The Fund will normally hold investments in a number of different countries around the world. Under normal circumstances, at least 40% (and normally not less than 30%) of the Fund’s net assets will be invested in or exposed to foreign securities or derivative instruments with exposure to foreign securities of at least three different countries outside the United States. Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters
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is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency. The Fund’s investments in derivative securities, exchange-traded funds (ETFs) and exchange traded notes (ETNs) will be considered to be “foreign” if the underlying assets represented by the investment are determined to be foreign using the foregoing criteria. The Fund is a non-diversified mutual fund, which means that it may invest its assets in a smaller number of issuers than a diversified fund. The Fund may trade investments actively.
International Stock Fund
The Fund normally invests at least 65% of its total assets in equity securities of companies located outside the United States and at least 80% of its assets in common and preferred stock and securities convertible into common stock, including derivative investments that provide exposure to such securities. The Fund’s Sub-Advisers attempt to invest broadly across regions and countries, including emerging market countries, though the Fund may, from time to time, invest more than 25% of its assets in any one country or group of countries. The Fund will consider an issuer located in a country if it is organized under the laws of that country and is principally traded in that country, or is domiciled and has its principal place of business located in that country and is principally traded in that country, or if the Sub-Advisers determine that the issuer has more than 50% of its assets in, or derives more than 50% of its revenues from, that country. The Fund expects typically to invest in approximately forty to sixty companies at any one time and will typically invest a substantial portion of its assets in countries included in the MSCI EAFE Index. The Sub-Advisers rely on a fundamental, research-driven, bottom-up approach to identify issuers they believe offer the potential for capital growth. The Sub-Advisers consider factors such as a company’s potential for above average earnings growth, a security’s attractive relative valuation, whether a company has proprietary advantages, and certain environmental, social and governance criteria. The Fund may invest in common and preferred stocks, convertible securities and warrants of companies of any market capitalization. The Fund may also invest in closed-end funds or exchange-traded funds. In addition, the Fund may use options, futures contracts, and other derivatives instruments in pursuing its principal investment strategies.
International Multi-Cap Value Fund
The Fund normally invests at least 80% of its total assets in a diversified portfolio of equity securities, or derivative investments that provide exposure to equity securities, of companies located outside of the United States that the Fund’s Sub-Advisers consider to offer attractive valuations. The Fund invests in a variety of countries throughout the world including emerging market countries and may, from time to time, invest more than 25% of its assets in any one country. Although the Fund may invest in any country in the world, including “emerging market” countries, the Sub-Advisers expect that a substantial portion of the Fund’s investments will normally be in countries included in the MSCI All Country World ex USA Index, which is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets and developed markets countries (excluding the United States). The Sub-Advisers will consider an issuer to be located in a country if it is organized under the laws of and its equity securities are principally traded in that country, or it is domiciled or has its principal place of business located in and its equity securities are principally traded in that country, or if the Sub-Advisers determine that the issuer has more than 50% of its assets in, or derives more than 50% of its revenues from, that country.
The Fund may invest in companies of any market capitalization. The Sub-Advisers apply a proprietary quantitative investment analysis that seeks to capture the high returns historically available from value stocks. The Sub-Advisers do not consider benchmark weights when they construct the Fund’s portfolio. The Sub-Advisers believe that indices weighted by market-capitalization reflect a natural bias toward expensive stocks and geographic regions, and that, by contrast, a “bottom-up” approach to portfolio construction, not constrained by reference to a specific benchmark or index, may uncover less expensive stocks offering better investment value. The Sub-Advisers seek to select relatively inexpensive stocks of issuers located anywhere in the world based on an evaluation of a number of valuation metrics including: dividends, cash-flow, earnings, sales and asset-based measures. There is also a focus on high quality companies within this universe defined using metrics including: profitability, stability, financial strength, and management quality. Geographic and sector allocations are principally the result of this selection. The Sub-Advisers may also consider certain environmental, social and governance criteria. The Fund may invest in common and preferred stocks, convertible securities and warrants. The Fund may also invest in REITs. The Fund may also invest in trusts, closed-end funds, or exchange-traded funds. The Fund may purchase or sell futures contracts and options and enter into total return swaps, in order to gain long or short exposure to particular securities or markets in connection with hedging transactions or otherwise to increase total return. The Fund may from time to time enter into other transactions involving derivatives, including over-the-counter transactions, if the Sub-Advisers consider it appropriate. The Fund may, but is not required to, enter into foreign currency exchange transactions, for risk management or hedging purposes. The Fund generally sells securities when the Sub-Advisers believe they are fully priced or to take advantage of other investments the Sub-Advisers consider more attractive.
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US Small Cap Opportunities Fund
The Fund expects under current market conditions to invest primarily in equity securities of small capitalization companies, although it may also invest in micro-capitalization companies or larger companies. The Fund normally invests at least 80% of its assets in securities of small capitalization companies located in the United States. The Sub-Adviser seeks to identify securities that it believes offer the potential for capital appreciation, based on novel, superior, or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures, or new management, or other factors. The Fund generally sells securities when the Sub-Adviser believes they are fully priced or to take advantage of other investments the Sub-Adviser considers more attractive. The Fund may invest in common and preferred stocks, convertible securities, and warrants, as well as in over-the-counter securities. The Fund may also invest in securities issued in IPOs and REITs. The Fund may also invest in closed-end funds and exchange-traded funds. In addition, the Fund may use options, futures contracts, and other derivative instruments in pursuing its principal investment strategies. The Fund may also invest, though not normally more than 10% of its total assets, in fixed income securities, including but not limited to corporate bonds and convertible bonds.
The Fund currently defines small capitalization companies as companies with a market capitalization within the collective range of the Russell 2000 Index and the MSCI USA Small Cap Index. As of December 30, 2016, this range was approximately $21 million to $10.3 billion. The market capitalization range of the Russell 2000 Index and the MSCI USA Small Cap Index changes over time.
US Small/Mid Cap Opportunities Fund
The Fund normally invests principally in equity securities and will normally invest at least 80% of its assets in securities of companies considered by the Fund’s Sub-Adviser at the time to be small or mid cap companies located in the United States. The Sub-Adviser will consider an issuer located in the United States if it is organized under the laws of the United States or any state of the United States and is principally traded in the United States, or is domiciled or has its principal place of business located in the United States and is principally traded in the United States, or if the Sub-Adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from the United States. The Sub-Adviser currently defines small or mid cap companies as companies with a market capitalization within the collective range of the Russell 2500 Index and the MSCI USA SMID Cap Index. As of December 30, 2016, this range was approximately $21 million to $22.4 billion. The market capitalization range of the Russell 2500 Index and the MSCI USA SMID Cap Index changes over time.
The Sub-Adviser seeks to identify securities that it believes offer the potential for capital appreciation, based on novel, superior or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures or new management, or other factors. The Fund may invest in common and preferred stocks, convertible securities and warrants, as well as in over-the-counter securities. The Fund may also invest in securities issued in IPOs and REITs. The Fund may also invest in closed-end funds and exchange-traded funds. In addition, the Fund may use options, futures contracts, and other derivatives instruments in pursuing its principal investment strategies. The Fund may also invest, though not normally more than 10% of its total assets, in fixed income securities, including but not limited to corporate bonds and convertible bonds.
Use of Cash or Money Market Investments
Each Fund may invest some or all of its assets in cash, high quality money market instruments (including, but not limited to U.S. government securities, bank obligations, commercial paper and repurchase agreements involving the foregoing securities) and shares of money market investment companies for temporary defensive purposes in response to adverse market, economic or political conditions. In addition, each Fund may invest some of its assets in these instruments to maintain liquidity or in response to atypical circumstances such as unusually large cash inflows or redemptions. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategy. As a result, there is no assurance that a Fund will achieve its investment objective and it may lose the benefit of market upswings.
Consequences of Portfolio Trading Practices
A Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading. Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance. Each Fund is not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax advisor for individual tax advice.
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About Each Fund’s Investment Objective
Each Fund’s investment objective may be changed by the Fund’s Board without approval of the shareholders of the Fund. Each Fund’s prospectus will be updated prior to any change in the Fund’s investment objective.
Investment Policies
Each of Emerging Markets Debt and Currency Fund, Tax-Aware Bond Fund, Emerging Markets Equity Fund, Emerging Markets Multi-Sector Bond Fund, Global Strategic Bond Fund, International Stock Fund, US Small Cap Opportunities Fund, and US Small/Mid Cap Opportunities Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets, which means net assets plus the amount of any borrowings for investment purposes, in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. In addition, a Fund may specify a market capitalization range for acquiring portfolio securities. If a security that is within the range at the time of purchase later falls outside the range, which may happen due to market fluctuation, the Fund may continue to hold the security. However, this change in market capitalization could affect the Fund's flexibility in making additional investments in securities of the applicable issuer. A Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of a Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy covered by Rule 35d-1.
Additional Investment Strategies and Risks
Each Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the Funds’ Combined Statement of Additional Information (“SAI”), which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).
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More Information About Risks
The principal and certain additional risks of investing in each Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. Many factors affect each Fund’s performance. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that a Fund will achieve its investment objective, and you should not consider any one fund alone to be a complete investment program. The different types of securities, investments, and investment techniques used by each Fund have varying degrees of risk. The SAI contains more detailed information about the Funds’ investment policies and risks.
✓ Principal Risk X Additional Risk	Emerging Markets Debt and Currency Fund	Tax-Aware Bond Fund	Emerging Markets Equity Fund	Emerging Markets Multi-Sector Bond Fund	Income Builder Fund
Active Trading Risk	✓	✓	X	✓	✓
Convertible Securities Risk	X			✓
Counterparty Risk	✓	✓		✓
Credit Risk	✓	✓		✓	✓
Currency Risk	✓		✓	✓	✓
Depositary Receipts Risk			✓
Derivatives Risk	✓	✓	X	✓	X
Forward Currency Contracts Risk	✓	✓		✓
Futures and Options Risk	✓	✓	X	✓	X
Hedging Risk	X	X	X	X	X
Structured Securities Risk			X		X
Swaps Risk	✓	✓	X	✓	X
Equity Linked Notes (ELN) Risk			✓
Equity Risk			✓		✓
Mid Cap Securities Risk
Mid Cap and Small Cap Securities Risk			✓		✓
Small Cap Securities Risk
Exchange Traded Funds and Exchange Traded Notes Risk			X	X	X
Foreign Investments Risk	✓	✓	✓	✓	✓
Sovereign Debt Risk					✓
Emerging Markets Risk	✓	X	✓	✓	✓
High Yield Investments Risk	✓			✓	✓
Interest Rate Risk	✓	✓		✓	✓
Illiquid Investments Risk	X	X	X	X	X
Investment Strategy Risk	✓	✓	✓	✓	✓
Large Shareholder Transaction Risk	✓	✓	✓	✓	✓
Leverage Risk	✓	✓		✓	✓
Liquidity Risk	✓	✓	✓	✓	✓
Loans and Loan Participations Risk					✓
Market Risk	✓	✓	✓	✓	✓
Master Limited Partnership Risk					X
Mortgage- and Asset-Backed Securities Risk		✓			✓
Municipal Securities Risk		✓
Non-Diversification Risk	✓			✓
Other Investment Companies Risk	X	X	X	X	X
Quantitative Investing Risk			✓
Real Estate Related Securities Risk					X
Restricted Securities Risk	X	X	X	X	X
Rule 144A Securities Risk		X		✓	X
State-Specific Risk		✓
To Be Announced (TBA) Transactions Risk		✓
U.S. Government Securities Risk	✓	✓
Use as Underlying Fund Risk	X	X	X	X	X
Value Investing Style Risk
Volatility Risk	✓			✓	✓
Warrants Risk	X		X	X	X
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✓ Principal Risk X Additional Risk	Global Strategic Bond Fund	International Stock Fund	International Multi-Cap Value Fund	US Small Cap Opportunities Fund	US Small/Mid Cap Opportunities Fund
Active Trading Risk	✓	X	✓	X	X
Convertible Securities Risk	✓
Counterparty Risk	✓
Credit Risk	✓				X
Currency Risk	✓	✓	✓
Depositary Receipts Risk
Derivatives Risk	✓	X	X	X	X
Forward Currency Contracts Risk	✓		X
Futures and Options Risk	✓	X	X	X	X
Hedging Risk	X	X	X	X	X
Structured Securities Risk
Swaps Risk	✓		X
Equity Linked Notes (ELN) Risk
Equity Risk		✓	✓	✓	✓
Mid Cap Securities Risk				X
Mid Cap and Small Cap Securities Risk		✓	✓		✓
Small Cap Securities Risk				✓
Exchange Traded Funds and Exchange Traded Notes Risk	X	X	X	X	X
Foreign Investments Risk	✓	✓	✓
Sovereign Debt Risk	✓
Emerging Markets Risk	✓	✓	✓
High Yield Investments Risk	✓
Interest Rate Risk	✓			X	X
Illiquid Investments Risk	X	X	X	X	X
Investment Strategy Risk	✓	✓	✓	✓	✓
Large Shareholder Transaction Risk	✓	✓	✓	✓	✓
Leverage Risk	✓
Liquidity Risk	✓			✓	✓
Loans and Loan Participations Risk	✓
Market Risk	✓	✓	✓	✓	✓
Master Limited Partnership Risk
Mortgage- and Asset-Backed Securities Risk	✓
Municipal Securities Risk	✓
Non-Diversification Risk	✓
Other Investment Companies Risk	X	X	X	X	X
Quantitative Investing Risk			✓
Real Estate Related Securities Risk			✓	✓	✓
Restricted Securities Risk	X	X	X	X	X
Rule 144A Securities Risk	✓
State-Specific Risk
To Be Announced (TBA) Transactions Risk
U.S. Government Securities Risk	✓
Use as Underlying Fund Risk	X	X	X	X	X
Value Investing Style Risk			✓
Volatility Risk	✓
Warrants Risk	X	X	X		X
Active Trading Risk  −Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may also adversely affect Fund performance.
Convertible Securities Risk  −The market value of a convertible security typically performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk that apply to the underlying common
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stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable).
A Fund may invest in contingent convertible securities (“CoCos”). CoCos are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general. Investments in CoCos may be considered speculative.
Counterparty Risk  −The risk that the counterparty to an over-the-counter derivatives contract or a borrower of a Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. The protections available to a Fund in exchange traded derivatives may not be available for over-the-counter transactions.
Credit Risk  −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Currency Risk  −The risk that the value of a Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When a Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency. Currency markets generally are not as regulated as securities markets. The dollar value of foreign investments may be affected by exchange controls. A Fund may be positively or negatively affected by governmental strategies intended to make the U.S. dollar, or other currencies in which the Fund invests, stronger or weaker. Currency risk may be particularly high to the extent that a Fund invests in foreign securities or currencies that are economically tied to emerging market countries.
Depositary Receipts Risk  −A Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. A Fund may invest in Depositary Receipts that are not sponsored by a financial institution ("Unsponsored Depositary Receipts"). Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding their issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Certain Funds may also invest in Global Depositary Notes (“GDNs”), a form of depositary receipt. GDNs emulate the terms (interest rate, maturity date, credit quality, etc.) of particular local bonds; however, they trade, settle, and pay interest and principal in U.S. Dollars. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary and holders of GDNs may have limited rights. Certain investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert bonds into GDNs and vice versa.
Derivatives Risk  −A Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges. Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Successful use of derivative instruments by a Fund depends on the sub-adviser’s judgment with respect to a number of factors and a Fund’s performance could be worse and/or more volatile than if it had not used these instruments. Derivatives may involve significant risks, including:
•
Counterparty/Credit Risk - The risk that the party on the other side of the transaction will be unable to honor its financial obligation to a Fund.

•
Currency Risk - The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•
Leverage Risk - The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

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•
Liquidity Risk - The risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose a Fund to losses and could make derivatives more difficult for a Fund to value accurately.

•
Index Risk - If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index. For this reason, a Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

•
Regulatory Risk - Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

•
Tax Risk - The tax treatment of a derivative may not be as favorable as a direct investment in the underlying asset. The use of derivatives may adversely affect the timing, character and amount of income a Fund realizes from its investments, and could impair the ability of the sub-adviser to use derivatives when it wishes to do so.

•
Short Position Risk - A Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause a Fund to suffer a (potentially unlimited) loss.

Certain Funds may invest a significant portion of their assets in derivative instruments. If a Fund does, the Fund’s exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.
In December 2015, the SEC proposed new regulations applicable to a mutual fund’s use of derivatives and related instruments. If adopted as proposed, these regulations could potentially limit or impact a Fund’s ability to invest in derivatives and other instruments and adversely affect the Funds’ performance and ability to pursue their investment objectives.
Forward Currency Contracts Risk  −A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. A Fund may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s investments or as part of its investment strategy. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but allow a Fund to establish a fixed rate of exchange for a future point in time. Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, which could result in losses on those contracts and additional transaction costs. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. A Fund could also lose money when the contract is settled. Gains from foreign currency contracts are typically taxable as ordinary income and may significantly increase an investor’s tax liability.
Futures and Options Risks  −An option is an agreement that, for a premium payment or fee, gives the purchaser the right but not the obligation to buy or sell the underlying asset at a specified price during a period of time or on a specified date. A future is a contract that obligates the purchaser to take delivery, and the seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. Futures and options are subject to the risk that the sub-adviser may incorrectly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors that may affect the value of the underlying asset. Futures and options may be more volatile than direct investments in the securities underlying the futures and options and may not correlate perfectly to the underlying securities. Futures and options also involve additional expenses as compared to investing directly in the underlying securities, which could reduce any benefit or increase any loss to a Fund from using the strategy. Futures and options may also involve the use of leverage as a Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options transactions may be effected on securities exchanges or in the over-the-counter market. When futures or options are purchased over-the-counter, a Fund bears the risk that the counter-party that wrote the future or option will be unable or unwilling to perform its obligations under the contract. Such futures and options may also be illiquid, and in such cases, a Fund may have difficulty closing out its position or valuing the contract. Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. A Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.
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Hedging Risk  −Hedging is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Fund is not required to use hedging and may choose not to do so.
Structured Securities Risk  −Structured securities and other related instruments purchased by a Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate. Depending on the terms of the particular instrument and the nature of the underlying instrument, structured securities may be subject to equity market risk, commodity market risk, currency market risk or interest rate risk. Structured securities that do not involve any type of credit enhancement, are subject to credit risk that generally will be equivalent to that of the underlying instruments. Credit enhanced securities will be subject to the credit risk associated with the provider of the enhancement. A Fund may invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities, which may make them difficult to value and sell. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act, as amended (the “1940 Act”). As a result, a Fund’s investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.
Swaps Risk  −Swap agreements are two-party contracts entered into for a set period of time in which the parties agree to exchange payments based on some underlying reference asset (such as interest rates). The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. A Fund’s transactions in swaps—which may involve a variety of reference assets—may be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from a Fund’s direct investments in the reference assets.
Transactions in swaps can involve greater risks than if a Fund had invested directly in the reference asset since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and valuation risk. Because they are two-party contracts and because they may have terms of greater than seven days, certain swap transactions may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Some swaps may be complex and difficult to value. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the sub-adviser’s expectations may produce significant losses in a Fund’s investments in swaps. In addition, a perfect correlation between a swap and an investment position may be impossible to achieve. As a result, a Fund’s use of swaps may not be effective in fulfilling the Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.
Certain swaps are centrally-cleared and will eventually be exchange-traded. Central clearing is expected to decrease credit risk and exchange-trading is expected to improve liquidity. However, central clearing does not make the contracts risk-free and there is no guarantee that a Fund would consider exchange-traded swaps to be liquid.
In order to reduce the risk associated with leveraging, a Fund may “set aside” liquid assets (often referred to as “asset segregation”), or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.
•
Credit Default Swaps Risk - A credit default swap enables an investor to buy or sell protection against a credit event with respect to an issuer. Credit default swaps may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally

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pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
•
Interest Rate Swaps Risk - In an interest rate swap, the Fund and another party exchange their rights to receive interest payments based on a reference interest rate. Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference does not perform as anticipated. Interest rate swaps are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

•
Total Return Swaps Risk - In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

•
Volatility Swaps Risk - The Fund may enter into types of volatility swaps to hedge the volatility of a particular security, currency, index or other financial instrument, or to seek to increase its investment return. In volatility swaps, counterparties agree to buy or sell volatility at a specific level over a fixed period. Volatility swaps are subject to credit risks (if the counterparty fails to meet its obligations), and the risk that the sub-adviser is incorrect in its forecast of volatility for the underlying security, currency, index or other financial instrument that is the subject of the swap. If the sub-adviser is incorrect in its forecast, the Fund would likely be required to make a payment to the counterparty under the swap. Volatility swaps can have the potential for unlimited losses.

Equity Linked Notes (ELN) Risk  −Investments in ELNs often have risks similar to their underlying securities, which could include management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. Should the prices of the underlying securities move in an unexpected manner, a Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. An investment in an ELN is also subject to counterparty risk, which is the risk that the issuer of the ELN will default or become bankrupt and a Fund will have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed income investment.
Equity Risk  −Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company. Equity securities include but are not limited to common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The value of an equity security may be based on the real or perceived success or failure of the particular company’s business, any income paid to stockholders in the form of a dividend, the value of the company’s assets, general market conditions, or investor sentiment generally. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.
IPOs are initial public offerings of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO is complete. Although investments in IPOs have the potential to produce substantial gains in a short period of time, there is no assurance that a Fund will have access to profitable IPOs, that any particular IPO will be successful, or that any gains will be sustainable. Investors should not rely on past gains attributable to IPOs as an indication of future performance.
Mid Cap Securities Risk  −Mid capitalization stocks involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. These companies often have narrower markets, more limited operating or business history, and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.
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Mid Cap and Small Cap Securities Risk  −The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. It is often more difficult to obtain information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. As a result, the performance of such stocks can be more volatile, especially in the short term, and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.
Small Cap Securities Risk  −Small capitalization stocks may be more risky than stocks of larger capitalization companies. Historically, small capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to:
•
less certain growth prospects;

•
lower degree of liquidity in the markets for such stocks;

•
thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time;

•
limited product lines, markets or financial resources;

•
dependence on a few key management personnel;

•
increased sensitivity to changes in interest rates, borrowing costs and earnings;

•
difficulty in obtaining information on smaller capitalization companies as compared with larger capitalization companies;

•
greater sensitivity to changing economic conditions and increased risk of bankruptcy due to adverse developments or management changes affecting the company; and

•
greater difficulty borrowing money to continue or expand operations.

When a Fund invests in smaller company stocks that might trade infrequently, investors might seek to trade Fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as “price arbitrage”). If such price arbitrage were successful, it might interfere with the efficient management of a Fund’s portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of Fund shares held by other shareholders.
Exchange Traded Funds and Exchange Traded Notes Risk  −An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF. ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; the risk that, to the extent the ETF does not fully replicate the underlying index, the ETF’s investment strategy may not produce the intended results; the risk of more frequent price fluctuations due to secondary market trading, which may result in a loss to a Fund; the risk that the ETF may trade at a price that is lower than its net asset value ("NAV"); and the risk that an active market for the ETF’s shares may not develop or be maintained. ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging markets risk, as well as risks associated with fixed income securities, real estate investments and commodities. An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. A Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests. In addition, a Fund pays brokerage commissions in connection with the purchase and sale of shares of ETFs.
Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities, including credit risk, and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists. The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. A Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.
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Foreign Investments Risk  −Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers. Foreign investments may be affected by the following:
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changes in currency exchange rates

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changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

•
increased volatility

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substantially less volume on foreign stock markets and other securities markets

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higher commissions and dealer mark-ups

•
inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

•
less uniform accounting, auditing and financial reporting standards

•
less publicly available information about a foreign issuer or borrower

•
less government regulation

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unfavorable foreign tax laws

•
political, social, economic or diplomatic developments in a foreign country or region

•
differences in individual foreign economies

•
geopolitical events may disrupt securities markets and adversely affect global economies and markets

•
Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Certain European countries in which a Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. These consequences include greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in such markets. Uncertainty relating to the withdrawal procedures and timeline may have adverse effects on asset valuations and the renegotiation of current trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.
Sovereign Debt Risk  −In addition to the risks associated with investment in debt securities and foreign securities generally, sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt or otherwise meet its obligations. This may be due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. In addition, if a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future.
Emerging Markets Risk  −The risks of foreign investments are usually greater for emerging markets. Investments in emerging markets may be considered speculative. Unless otherwise stated in a Fund's principal investment strategy, emerging markets are those markets (1) included in emerging market or equivalent classifications by the United Nations (and its agencies), (2) having per capita income in the low to middle ranges, as determined by the World Bank, or (3) the Fund’s benchmark index provider designates as emerging. Emerging market countries also include countries that the Funds’ sub-adviser(s) consider to be emerging market countries based on its evaluation of their level of economic development or the size and experience of their securities markets. Countries considered by the Funds’ sub-adviser(s) not to be emerging market countries include: the United States, Canada, the United Kingdom, Denmark, Sweden, Norway, Switzerland, Japan, Australia, New Zealand, and certain countries within the Euro zone. The Funds will consider an issuer to be located in an emerging market country if it is organized under the laws
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of an emerging market country, if it is domiciled in an emerging market country, if its securities are principally traded in an emerging market country, or if the advisers determine that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from one or more emerging market countries.
Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Settlements of trades in emerging markets may be subject to significant delays. The inability to make intended purchases of securities due to settlement problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems. Sometimes, emerging markets may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid. These factors make investing in frontier market countries significantly riskier than investing in other countries.
High Yield Investments Risk  −Although high yield investments (also known as “junk bonds”) generally pay higher rates of interest than investment grade bonds, junk bonds are high risk, speculative investments that may cause income and principal losses for a Fund. The major risks of junk bond investments include:
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Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

•
Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

•
Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

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Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If the issuer redeems junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

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Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Fund’s securities than is the case with securities trading in a more liquid market.

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A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

•
The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

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Illiquid Investments Risk  −Illiquid investments are investments that a Fund cannot sell within seven days at approximately current value. In addition, securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. If a Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value. If one or more of a Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit. In October 2016, the SEC adopted new regulations that may limit a Fund’s ability to invest in illiquid and less liquid investments. These limitations may adversely affect a Fund’s performance and ability to pursue its investment objective when the regulations are expected to take effect on December 1, 2018.
Interest Rate Risk  −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. For this reason, the longer a Fund’s average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price. Falling interest rates may also lead to a decline in a Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that a Fund’s investment in fixed income securities will go down in value. A rise in interest rates could also cause investors to rapidly move out of fixed-income securities, which may increase redemptions in a Fund and subject the Fund to increased liquidity risk. A substantial increase in interest rates may also have an adverse impact on the liquidity of one or more portfolio securities, especially those with longer maturities.
Risks associated with rising interest rates are currently heightened because interest rates are at, or near, historic lows and have been for several years due to the policies of the U.S. Federal Reserve Bank ("the Fed") and other central banks. There is an increasing risk that the Fed and other central banks will raise the federal funds rate and equivalent rates as economic conditions appear to improve. Any such increases will likely cause market interest rates to rise, which will cause the value of a Fund’s fixed income holdings, particularly those with longer maturities, to fall. Any such rate increases may also increase volatility and reduce liquidity in the fixed income markets, which would make it more difficult to sell a Fund’s fixed income investments. Changes in central bank interest rate policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and a Fund’s transaction costs.
Investment Strategy Risk  −The risk that, if the portfolio managers' investment decisions and strategy does not perform as expected, a Fund could underperform its peers or lose money. A Fund’s performance depends on the portfolio managers’ judgment about a variety of factors, such as markets, interest rates and/or the attractiveness, relative value, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The portfolio managers’ investment models may not adequately take into account certain factors, may perform differently than anticipated and may result in a Fund having a lower return than if the portfolio managers used another model or investment strategy. There is no guarantee that the strategy used by a Fund will allow the Fund to achieve its investment objective.
Large Shareholder Transaction Risk  −A Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
Leverage Risk  −Certain transactions, including derivatives, to-be-announced investments and other when-issued, delayed delivery or forward commitment transactions, involve a form of leverage. Transactions involving leverage provide investment exposure in an amount exceeding the initial investment. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Certain derivatives have the potential to cause unlimited losses for a Fund, regardless of the size of the initial investment. Leverage may also cause a Fund’s NAV to be more volatile than if the Fund had not been leveraged, as relatively small market movements may result in large changes in the value of a leveraged investment. To reduce the risk associated with leveraging, a Fund may “set aside” liquid assets (often referred to as “asset segregation”), or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. Each Fund reserves the right to modify its asset
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segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Liquidity Risk  − Liquidity risk exists when the markets for particular investments or types of investments are or become relatively illiquid so that it is difficult or impossible for a Fund to sell the investment at the price at which the Fund has valued it. Illiquidity may result from political, economic or issuer specific events; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities with reduced liquidity or that become illiquid involve greater risk than securities with more liquid markets. If a Fund and its affiliates hold a significant portion of a single issuer’s outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer’s securities were more widely held.
Market quotations for illiquid or less liquid securities may be volatile and/or subject to large spreads between bid and ask prices. Reduced liquidity may have a negative impact on market price and a Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in a Fund’s portfolio, it may be difficult for a Fund to value these investments and it may be necessary to fair value the investments. There can be no assurance that a security’s fair value accurately reflects the price at which a Fund could sell that security at that time, which could affect the proceeds of any redemption or the number of Fund shares you receive upon purchase.
Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds are at or near historic lows in relation to market size. The significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be worse during periods of economic uncertainty.
Loans and Loan Participations Risk  −A Fund may invest in loans and loan participations originated or issued by both banks and corporations. Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans a Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect a Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.
Many loans are subject to extended settlement periods and it may take greater than seven days for a loan purchase or sale transaction to settle. Loans may also be subject to restrictions on resale and may be difficult to value. Long settlement periods, any restrictions on a Fund’s ability to resell a loan investment and any difficulties in valuing a loan investment will have an adverse impact on a Fund’s ability to sell particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. These effects may make it more difficult for the Fund to pay investors when they redeem their Fund shares. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).
Commercial banks and other financial institutions or institutional investors make floating rate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on these loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain loans may be less developed than the secondary market for bonds and notes, a Fund may experience difficulties in selling its loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed. By investing in such a loan, a Fund may become a member of the syndicate.
The loans in which a Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Additionally, with respect to loan participations, a Fund, as a participant in a loan,
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will not have any direct claim on the loan or against the borrower, and the Fund may be subject to greater delays, expenses and risks than would have been involved if the Fund had purchased a direct obligation of the borrower.
In the event of the insolvency of an agent bank (in a syndicated loan, the agent bank is the bank in the syndicate whom undertakes the bulk of the administrative duties involved in the day-to-day administration of the loan), a loan could be subject to settlement risk, as well as the risk of interruptions in the administrative duties performed in the day to day administration of the loan (such as processing LIBOR calculations, processing draws, etc.).
Because the sub-adviser relies primarily on its own evaluation of a borrower’s credit quality, a Fund is dependent on the analytical abilities of the sub-adviser with respect to its investments in loans.
Compared to securities and to certain other types of financial assets, purchases and sales of Senior Loans take relatively longer to settle, partly due to the fact that Senior Loans require a written assignment agreement and various ancillary documents for each transfer, and frequently require discretionary consents from both the borrower and the administrative agent. In addition, recent regulatory changes have increasingly caused dealers to insist on matching their purchases and sales, which can lead to delays in a Fund's settlement of a purchase or sale of a Senior Loan in circumstances where the dealer's corresponding transaction with another party is delayed. Dealers will also sometimes sell Senior Loans short, and hold their trades open for an indefinite period while waiting for a price movement or looking for inventory to purchase.
This extended settlement process can (i) increase the counterparty credit risk borne by a Fund; (ii) leave a Fund unable to timely vote, or otherwise act with respect to, Senior Loans it has agreed to purchase; (iii) delay a Fund from realizing the proceeds of a sale of a Senior Loan; (iv) inhibit a Fund's ability to re-sell a Senior Loan that it has agreed to purchase if conditions change (leaving a Fund more exposed to price fluctuations); (v) prevent a Fund from timely collecting principal and interest payments; and (vi) expose a Fund to adverse tax or regulatory consequences.
Loan interests may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. A Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
Market Risk  −Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities or other investments may decline in value due to factors affecting securities markets generally or individual issuers. The value of a security or other investment may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security or other investment may also change in value due to factors that affect an individual issuer or a particular sector or industry. During a general downturn in the securities or other markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities or other investments held by a Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events or natural/environmental disasters, could also prevent a Fund from executing advantageous investment decisions in a timely manner. Although a Fund generally seeks to reduce the risks related to the equity and fixed income markets, there is no guarantee that the Fund’s strategy will be successful and the Fund is still exposed to overall market risk.
Master Limited Partnership Risk  −Securities of master limited partnerships (“MLPs”) are listed and traded on U.S. securities exchanges. The value of a MLP fluctuates based predominately on its financial performance and changes in overall market conditions. Investments in MLPs involve risks that differ from investments in common stocks, including risks related to the fact that investors have limited control of and limited rights to vote on matters affecting the MLP; risks related to potential conflicts of interest between the MLP and the MLP’s general partner; cash flow risks; dilution risks; and risks related to the general partner’s right to require investors to sell their holdings at an undesirable time or price. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income a MLP pays to its investors. The securities of certain MLPs may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. In addition, if the tax treatment of an MLP changes, a Fund’s after-tax return from its MLP investment would be materially reduced.
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Mortgage-Backed and Other Asset-Backed Securities Risk  −Mortgage-related and other asset-backed securities are subject to certain risks, including credit risk and interest rate risk. These investments expose a Fund to “extension risk,” which is the risk that borrowers will repay a loan more slowly in periods of rising interest rates which could increase the interest rate sensitivity of certain investments — such as mortgage- and asset-backed securities — and cause the value of these investments to fall. As a result, in a period of rising interest rates, if a Fund holds mortgage-backed securities and other asset-backed securities, it may exhibit additional volatility. In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities are also subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. In addition, as a result of its investment in asset-backed securities, a Fund would be subject to the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.
Collateralized debt obligations (“CDOs”), which are a type of asset-backed security, are subject to heightened risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; a Fund may invest in collateralized debt obligations that are subordinate to other classes and, therefore, will not have primary rights to any payments in bankruptcy; values may be volatile; and disputes with the issuer may produce unexpected investment results. A Fund’s investments in CDOs will not receive the same investor protection as an investment in registered securities. In addition, prices of CDO investments can decline considerably. These types of instruments are frequently referred to as “mortgage derivatives” and are sensitive to changing interest rates and deteriorating credit environments. CDOs may lack of a readily available secondary market and be difficult to sell at the price at which a Fund values them.
A Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that a Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Mortgage-related securities issued by private issuers are subject to the credit risks of the issuers, as well as to interest rate risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.
Municipal Securities Risk  −Municipal securities risks include the possibility that the issuer may not be able to pay interest or repay principal when due; the relative lack of information about certain issuers of municipal securities; and the possibility that future legislative changes could affect the market for and value of municipal securities. Municipal securities are subject to interest rate risk, credit risk and market risk. Because municipal securities are issued to finance similar projects, conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.
In addition to these risks, investment in municipal securities is also subject to:
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General Obligation Bonds Risks - The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

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Revenue Bonds Risks - Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

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Private Activity Bonds Risks - Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private

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enterprise defaults on its payments, a Fund may not receive any income or get its money back from the investment.
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Moral Obligation Bonds Risks - Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

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Municipal Notes Risks - Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

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Municipal Lease Obligations Risks - In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation (i.e., annually appropriate money to make the lease payments), it may be difficult to sell the property and the proceeds of a sale may not cover a Fund’s loss.

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Tax-Exempt Status Risk - Municipal securities are subject to the risk that the Internal Revenue Service may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal security is taxable, which may result in a significant decline in the value of the security.

Non-Diversification Risk  −Certain Funds are non-diversified, which means they are permitted to invest a greater portion of its assets in a smaller number of issuers than a “diversified” fund. For this reason, a Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may result in a greater risk of loss. A Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.
Other Investment Companies Risk  −Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. Such investments subject a Fund to the risks that apply to the other investment company, including market and selection risk, and may increase a Fund’s expenses to the extent the Fund pays fees, including investment advisory and administrative fees, charged by the other investment company. The success of a Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies, including ETFs, to meet their investment objective.
Quantitative Investing Risk  −The value of securities or other investments selected using quantitative analysis may perform differently from the market as a whole or from their expected performance for many reasons, including, but not limited to, factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns. The models used may be predictive in nature and such models may result in an incorrect assessment of future events. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). The use of quantitative analysis to support investment decisions may cause a Fund to underperform other funds that have similar investment strategies or that select securities or other investments using other types of analysis. In addition, considerations that affect a security’s or other investment's value can change over time and these changes may not be reflected in the quantitative model. There can be no assurance that quantitative investing will help a Fund to achieve its investment objective.
Real Estate Related Securities Risks  −The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management may also affect real estate values. The real estate industry is particularly sensitive to economic downturns. When economic growth is slow, demand for property decreases and prices may decline. If a Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.
In addition to the risks facing real estate related securities, investments in real estate investment trusts (“REITs”), which pool investor money to invest in real estate and real estate related holdings, involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or
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unitholders, and may be subject to defaults by borrowers and to self-liquidations. Many issuers of real estate related securities are highly leveraged, which increases the risk to holders of such securities. REITs are also subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code or failure to maintain exemption from registration under the Investment Company Act of 1940, as amended. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property, which may make REITs more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because REITs are pooled investment vehicles that have expenses of their own, a Fund will indirectly bear its proportionate share of those expenses. REITs and other real estate related securities tend to be small- to mid-cap stocks that are subject to risks of investing in small- to mid-cap stocks.
Restricted Securities Risk  −Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material non-public information about the issuer, a Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses. For more information regarding Rule 144A securities, see "Rule 144A Securities Risk" below.
Rule 144A Securities Risk  −A Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when a Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although Rule 144A securities are generally considered to be liquid, a Fund’s holdings in Rule 144A securities may adversely affect the Fund’s overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect a Fund’s ability to dispose of a security.
State-Specific Risk  −Certain Funds may invest more than 25% of their total assets in municipal securities of issuers in one or more states. A Fund may be subject to the risk that the economies of the states in which it invests, and the revenues supporting the municipal securities, may decline. Investing significantly in one or more states means that a Fund is more susceptible to any single economic, market, political, regulatory or other occurrence that affects issuers in those states. This is because, for example, issuers in a particular state may react similarly to specific economic, market, regulatory, political or other developments. The particular states in which a Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.
To Be Announced (TBA) Transactions Risk  −TBA investments include when-issued and delayed delivery securities and forward commitments. TBA transactions involve the risk that the security a Fund buys will lose value prior to its delivery. A Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. A Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If a Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises.
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U.S. Government Securities Risk  −Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.
The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
Use as Underlying Fund Risk  −A Fund may be an investment (an “Underlying Fund”) of one or more fund of funds. The term “fund of funds” refers to a mutual fund that pursues its investment objective by investing primarily in other mutual funds.
Risks Related to the Fund of Funds Structure for Underlying Funds:
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A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions you receive from a Fund for investments you make directly in the Fund.

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A Fund, as an Underlying Fund, may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the Fund to sell securities to meet such redemptions, or to invest in cash, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect Fund performance.

Value Investing Style Risk  −Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Value investing seeks to identify companies that are priced below their intrinsic or prospective worth. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. A value stock may decrease in price or may not increase in price as anticipated by the sub-adviser if it continues to be undervalued by the market or the factors that the sub-adviser believes will cause the stock price to increase do not occur. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, a Fund may underperform other equity funds that use different investing styles.
Volatility Risk −Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.
Warrants Risk  −Warrants give a Fund the right to purchase equity securities (“underlying stock”) at specific prices valid for a specific period of time. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock and can be more volatile than the prices of the underlying stocks. The market for warrants may be limited and it may be difficult for a Fund to sell a warrant promptly at an advantageous price.
Disclosure of Portfolio Holdings
Each Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month. Each Fund, except the Income Builder Fund, also will publicly disclose on its web site the largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month. The Income Builder Fund will publicly disclose the largest ten fixed income holdings and largest ten equity holdings (and the percentage invested in each holding). A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.
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The Investment Manager and Sub-Advisers
The Investment Manager
Hartford Funds Management Company, LLC is the investment manager to each Fund. The Investment Manager is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company. Excluding affiliated funds of funds, as of December 30, 2016, the Investment Manager had approximately $97.4 billion (or approximately $81.5 billion additionally excluding certain annuity products) in discretionary and non-discretionary assets under management. The Investment Manager is responsible for the management of the Funds and supervises the activities of the investment sub-adviser described below. The Investment Manager is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087. On or about April 24, 2017, the Investment Manager's principal address will be 690 Lee Road, Wayne, PA 19087.
The Investment Manager relies on an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) for each Fund, under which it uses a “Manager of Managers” structure (the “Order”). The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The Order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the respective Fund’s shareholders.
In addition, the Investment Manager and the Company have applied for a new exemptive order from the SEC (the “New Order”), which would expand the relief provided under the Order and would permit the Investment Manager, on behalf of a Fund and subject to the approval of the Board of Directors, to hire or terminate, and to modify any existing or future sub-advisory agreement with sub-advisers that are not affiliated with the Investment Manager (the “Current Relief”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Investment Manager or of another company that, indirectly or directly wholly owns the Investment Manager (the “Expanded Relief”). There can be no guarantee that the SEC will grant the New Order. Shareholders of the Funds have prospectively approved the operation of the Funds under any “Manager of Managers” structure, including under (i) the New Order, and/or (ii) any future law, regulation, or exemptive relief provided by the SEC. The Funds will continue to rely on the Order until the SEC grants the New Order.
Within 90 days after hiring any new sub-adviser, the respective Fund’s shareholders will receive information about any new sub-advisory relationship.
The Investment Sub-Advisers
SIMNA serves as each Fund’s sub-adviser and SIMNA Ltd. serves as certain Funds’ secondary sub-adviser. SIMNA performs the daily investment of the assets for each Fund, and SIMNA Ltd. also performs daily investment of the assets for each of Hartford Schroders Emerging Markets Debt and Currency Fund, Hartford Schroders Emerging Markets Equity Fund, Hartford Schroders International Stock Fund, Hartford Schroders International Multi-Cap Value Fund, Hartford Schroders Income Builder Fund and Hartford Schroders Global Strategic Bond Fund. SIMNA Ltd., an affiliate of SIMNA, serves as secondary sub-adviser pursuant to a sub-sub-advisory agreement with SIMNA. SIMNA (itself and its predecessors) has been an investment manager since 1962, and also serves as investment adviser to other mutual funds and a broad range of institutional investors. Schroders plc, SIMNA’s ultimate parent, is a global asset management company with approximately $487.1 billion under management as of September 30, 2016. Schroders plc and its affiliates (“Schroders”) have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company with numerous portfolio managers and analysts covering the world’s investment markets. SIMNA’s address is 875 Third Avenue, 22nd Floor, New York, New York 10022. SIMNA Ltd.’s address is 31 Gresham Street, London EC2V 7QA.
PORTFOLIO MANAGERS
The portfolio managers for each Fund are set forth below. The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds they manage.
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Emerging Markets Debt and Currency Fund
Abdallah Guezour, Portfolio Manager and Emerging Markets Debt Fund Manager (London), has served as portfolio manager of the Fund since 2011. He has been an employee of Schroders since 2000.
Guillermo Besaccia, Portfolio Manager and Emerging Markets Debt Research Analyst of Schroders, has served as portfolio manager of the Fund since 2011. He has been an employee of Schroders since 1998.
Nick Brown, Portfolio Manager and Emerging Markets Debt Fund Manager (London), has served as portfolio manager of the Fund since 2011. He has been an employee of Schroders since 1998.
Tax-Aware Bond Fund
Andrew B.J. Chorlton, CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2011. He has been associated with Schroders since 2013. Mr. Chorlton joined STW Fixed Income Management LLC (“STW”) in 2007 and has over 15 years of investment experience. Before joining STW, he spent six years as a Senior Fixed Income Manager with AXA Investment Managers. Prior to that, Mr. Chorlton was a Portfolio Manager with Citigroup Asset Management.
Edward H. Jewett, Portfolio Manager, has served as portfolio manager of the Fund since 2011. He has been associated with Schroders since 2013. Mr. Jewett joined STW in 1988 and has over 35 years of investment experience. Prior to joining STW, he spent seven years at Kidder, Peabody & Company where he was a Partner and Manager of the International Fixed Income Department for North America. Prior to that, Mr. Jewett was a corporate bond trader at Dillon Read & Company.
Richard A. Rezek Jr., CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2011. He has been associated with Schroders since 2013. Mr. Rezek joined STW in 2002 and has over 25 years of investment experience. Prior to joining STW, he spent seven years as Vice President and Portfolio Manager at Loomis Sayles. Before that, he was Vice President and Portfolio Manager at Duff  & Phelps.
Neil G. Sutherland, CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2011. He has been associated with Schroders since 2013. Mr. Sutherland joined STW in 2008 and has over 15 years of investment experience. Previously, he spent seven years at AXA Investment Managers, where he held the position of Senior Fixed Income Manager. Before that, Mr. Sutherland was part of Newton Investment Group’s Global Fixed Income Team.
Julio C. Bonilla, CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2011. He has been associated with Schroders since 2013. Mr. Bonilla joined STW in 2010 and has over 15 years of investment experience. Prior to joining STW, Mr. Bonilla spent ten years with Wells Capital Management, where he held the title of Senior Portfolio Manager.
Emerging Markets Equity Fund
Tom Wilson, CFA, Portfolio Manager and Head of Emerging Markets Equities of Schroders, has served as portfolio manager of the Fund since 2014. Mr. Wilson has been associated with Schroders since 2001.
Robert Davy, Portfolio Manager, has served as portfolio manager of the Fund 2006. Mr. Davy has been associated with Schroders since 1986.
James Gotto, Portfolio Manager, has served as portfolio manager of the Fund since 2006. Mr. Gotto has been associated with Schroders since 1991.
Waj Hashmi, CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2006. Mr. Hashmi has been associated with Schroders since 2005.
Nicholas Field, Portfolio Manager, has served as portfolio manager of the Fund since 2017. He joined Schroders as an Emerging Markets Strategist in 2006.
Emerging Markets Multi-Sector Bond Fund
Jim Barrineau, Portfolio Manager and Co-Head of Emerging Market Debt Relative of Schroders, has served as portfolio manager of the Fund since 2013. Mr. Barrineau has been associated with Schroders since 2012. Prior to joining Schroders, he was a senior portfolio manager at ICE Canyon, a firm specializing in emerging market debt, from 2010 to 2012, and an emerging market debt and currency strategist at AllianceBernstein from 1998 to 2010. Mr. Barrineau holds an MPA from SUNY Albany and served as a U.S. naval officer.
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Fernando Grisales, CFA, Portfolio Manager and Senior Portfolio Manager for Emerging Market Debt Relative of Schroders, has served as portfolio manager of the Fund since 2013. Mr. Grisales has been associated with Schroders since 2012. Prior to joining Schroders, he was a senior portfolio manager at ICE Canyon, an alternative investment firm specializing in emerging market debt, from 2010 to 2012, and a vice president and portfolio manager at AllianceBernstein from 2001 to 2010. Mr. Grisales received a B.S. from New York University in Finance, International Business and Economics.
Income Builder Fund
Aymeric Forest, CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2014. Prior to joining Schroders, he was Global Head of Investment Solutions at Banco Bilbao Vizcaya Argentaria (BBVA) responsible for multi-asset products. He holds a master’s degree from Nancy 2 University.
Global Strategic Bond Fund
Bob Jolly, CFA, Portfolio Manager and Head of the Global Macro Strategy at Schroders, has served as portfolio manager of the Fund since its inception in 2014. Prior to joining Schroders, he was Head of Currency for US Fixed Income and Global Sovereign at UBS Global Asset Management.
Paul Grainger, CFA, Portfolio Manager and Head of Global Multi-Sector Fixed Income, has served as portfolio manager of the Fund since 2016. He has been an employee of Schroders since 2015. Prior to joining Schroders, he co-founded the financial technology firm yoyoDATA in 2014. Prior to yoyoDATA, he was a Portfolio Manager at Wellington Management, which he joined in 2006.
Thomas Sartain, CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2017. He had previously served as a supporting portfolio manager for the Fund since its inception in 2014. Mr. Sartain joined Schroders in 2005 as a Fund Manager Assistant and became a portfolio manager in 2007.
James Lindsay-Fynn, Portfolio Manager, has served as portfolio manager of the Fund since 2017. Prior to joining Schroders in 2016, Mr. Lindsay-Fynn was partner and portfolio manager specializing in global interest rates and currencies for sovereign portfolios at Rogge Global Partners from 2010 to 2016. He holds a master's degree in Physics from Trinity College Dublin.
International Stock Fund
Simon Webber, CFA, Portfolio Manager and Lead Portfolio Manager for Global and International Equities of Schroders, has served as portfolio manager of the Fund since 2010. He joined Schroders as a research analyst in 1999.
James Gautrey, CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2014. He is also a Global Sector Specialist for the Technology Sector, a role he has held since 2006. He began his career in 2001 with Schroders.
International Multi-Cap Value Fund
Justin Abercrombie, Portfolio Manager and Head of Quantitative Equity Products (“QEP”) of Schroders, has served as portfolio manager of the Fund since 2006. He has been an employee of Schroders since 1996. Formerly, founding member of QEP. Mr. Abercrombie’s investment career commenced in 1993, at quantitative asset manager Pareto Partners, where he developed currency, bond and equity strategies. He holds a BSc in Business Economics from the University of Reading and an MSc (distinction) in Econometrics from London Metropolitan University.
Stephen Langford, CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2011. Mr. Langford joined Schroders in 2003 and is a member of the team that focuses on researching enhancements to the investment process. He is also a senior portfolio manager across all of the QEP products, specializing in Japan. Prior to joining Schroders, he was a senior research manager at Quaestor Investment Management and managed a Japanese market-neutral fund. He holds a Doctorate in Chemical Physics from the University of Oxford.
Michael O’Brien, Portfolio Manager, has served as portfolio manager of the Fund since 2016. Mr. O’Brien joined Schroders in 2008. Prior to joining Schroders, he worked for the University of Queensland and the University of Sydney in a research and teaching position. He holds a PhD in Finance from the University of Queensland, a BComm (Hons) in Finance & Economics and a BSc in Biochemistry from the University of Sydney.
US Small Cap Opportunities Fund
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Jenny B. Jones, Portfolio Manager and Head of US Small and Mid Cap Equities of Schroders, has served as portfolio manager of the Fund since 2003. Prior to joining Schroders, Ms. Jones was portfolio manager and Executive Director at Morgan Stanley Investment Advisors Inc.
US Small/Mid Cap Opportunities Fund
Jenny B. Jones, Portfolio Manager and Head of US Small and Mid Cap Equities of Schroders, has served as portfolio manager of the Fund since 2006. Prior to joining Schroders, Ms. Jones was portfolio manager and Executive Director at Morgan Stanley Investment Advisors Inc.
Management Fee.
Each Fund pays a monthly management fee to the Investment Manager as set forth in its investment advisory agreement at an annual rate based on the Fund’s average daily net asset value, shown below. The Investment Manager pays a sub-advisory fee to SIMNA out of its advisory fee. Pursuant to a sub-sub-advisory agreement between SIMNA and SIMNA Ltd., SIMNA pays a fee to SIMNA Ltd. out of the sub-advisory fees received from the Investment Manager for certain Funds. The management fees set forth in the Funds’ investment advisory agreement are:
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Fund	Contractual Management Fee Annual Rates	Average Daily Net Assets
Emerging Markets Debt and Currency Fund	0.950%	First $1 billion
	0.900%	Next $4 billion
	0.890%	Next $5 billion
	0.885%	Over $10 billion
Tax-Aware Bond Fund	0.450%	First $1 billion
	0.430%	Next $4 billion
	0.425%	Next $5 billion
	0.420%	Over $10 billion
Emerging Markets Equity Fund	1.050%	First $1 billion
	1.000%	Next $4 billion
	0.990%	Next $5 billion
	0.985%	Over $10 billion
Emerging Markets Multi-Sector Bond Fund	0.700%	First $1 billion
	0.650%	Next $4 billion
	0.640%	Next $5 billion
	0.635%	Over $10 billion
Income Builder Fund	0.700%	First $1 billion
	0.680%	Next $4 billion
	0.670%	Next $5 billion
	0.665%	Over $10 billion
Global Strategic Bond Fund	0.660%	First $1 billion
	0.580%	Next $4 billion
	0.555%	Next $5 billion
	0.545%	Over $10 billion
International Stock Fund	0.750%	First $1 billion
	0.700%	Next $4 billion
	0.690%	Next $5 billion
	0.685%	Over $10 billion
International Multi-Cap Value Fund	0.770%	First $1 billion
	0.720%	Next $4 billion
	0.710%	Next $5 billion
	0.705%	Over $10 billion
US Small Cap Opportunities Fund	0.900%	First $1 billion
	0.890%	Next $4 billion
	0.880%	Next $5 billion
	0.870%	Over $10 billion
US Small/Mid Cap Opportunities Fund	0.850%	First $1 billion
	0.800%	Next $4 billion
	0.790%	Next $5 billion
	0.785%	Over $10 billion
A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement for the Funds with the Investment Manager, as well as the investment sub-advisory agreement between the Investment Manager and the Funds’ sub-adviser, is available in the Funds’ annual report to shareholders for the fiscal year ended October 31, 2016.
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Expense Caps and Waivers.
The following information supplements the information regarding contractual expense reimbursements under “Your Expenses.” The Investment Manager has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as detailed below. These contractual arrangements will remain in effect until October 24, 2018 and shall renew automatically for one-year terms unless the Investment Manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc. For periods where multiple expense caps are in effect, the lower cap will apply.
Fund	Class SDR
Tax-Aware Bond Fund	0.49%
Income Builder Fund	0.75%
Global Strategic Bond Fund	0.71%
International Multi-Cap Value Fund	0.82%
Other Fund Expenses.
In addition to costs discussed under “Portfolio Turnover” in the Summary Section, a Fund may pay or receive certain fees in connection with buying or selling a loan. These fees are in addition to interest payments received and may include fees, such as, up-front fees, commitment fees, transfer and assignment fees, facility fees, amendment fees, and prepayment penalties. These costs are not reflected in a Fund’s annual operating expenses or in the examples.
Acquired Fund Fees and Expenses.
A Fund will indirectly bear a pro rata share of fees and expenses incurred by any investment companies, including business development companies, in which the Fund is invested. A Fund’s pro rata portion of the cumulative expenses charged by the investment companies is calculated as a percentage of the Fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of a Fund’s assets among the investment companies and the actual expenses of the investment companies. Business development company expenses are similar to the expenses paid by any operating company held by a Fund. They are not direct costs paid by Fund shareholders and are not used to calculate a Fund’s net asset value. They have no impact on the costs associated with Fund operations.
Classes of Shares
Each Fund offers Class SDR shares through this Prospectus.
Investor Requirements.  This section describes investor requirements for the SDR shares offered by the Funds. Each Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of its shares.
SDR shares are available for purchase by eligible institutional investors, including employer sponsored retirement plans, pension plans, endowments and foundations, and eligible high net worth investors. SDR shares are also available for purchase by current or retired officers, trustees and employees (and their spouses and dependents) of Schroders and its affiliates without minimum investment amounts. SDR shares are generally not available to investors who invest or hold their shares through financial intermediaries, such as clearing firms or record keepers, that expect to receive compensation from a Fund. SDR shares of the Funds are not designed to accommodate the payment of sub-transfer agency/shareholder fees to financial intermediaries. The minimum initial investment in a Fund for SDR shares is $5,000,000 and there is no minimum for additional purchases of SDR shares of a Fund. Investors generally may meet the minimum initial investment amount by aggregating multiple accounts with common beneficial or related ownership within a Fund or across SDR shares of the Funds. Notwithstanding the preceding, there is no minimum initial investment for the following types of plans held through plan level or omnibus accounts on the books of a Fund: group employer-sponsored 401(k) plans, 457 plans, and employer sponsored 403(b) plans.
None of the Funds, Hartford Funds Distributors, LLC (the “Distributor”), or any affiliates of the Distributor pay any commission payments, account servicing fees, record keeping fees, 12b-1 fees, sub-transfer agent fees, administration fees or similar fees with respect to Class SDR shares to any intermediary except for a legacy arrangement with an affiliate of SIMNA (Please see “Distribution Support Provided By SFA” for more information).
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Commissions. You may be required to pay a commission to your financial intermediary when buying or selling Class SDR shares. The Funds make available other share classes that have different fees and expenses, which are disclosed and described in a separate prospectus. Please contact your financial intermediary for more information on commissions.
Reinstatement Privilege
If you sell shares of a Fund, you may reinvest some or all of the proceeds in shares of that Fund or any other Hartford Fund within 90 days without a sales charge, as long as the Funds’ transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of a Fund. In this case, once the 60 day rollover period has ended, such qualified plans may reinvest only those amounts that do not exceed the maximum qualified plan contribution amount for their account in that given tax year.
Information about sales charges and sales charge reductions or waivers is available, free of charge, on the Funds’ website www.hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.
How To Buy And Sell Shares
Important Information About Procedures for Opening a New Account
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. In some cases, Federal law also requires us to verify and record information that identifies the natural persons who control and beneficially own a legal entity that opens an account. What this means to you: when you open an account, we will ask for names, addresses, dates of birth and other information that will allow us to identify you and certain other natural persons associated with the account. For some legal entity accounts, you will be asked to provide identifying information for one natural person that controls the entity, and for each natural person that beneficially owns 25% or more of the legal entity.
We are also required to obtain information that identifies each authorized signer for an account by requesting name, residential address, date of birth and social security number for each of your authorized signers. We appreciate your cooperation.
If a Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.
Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with a Fund. In general, shareholders and authorized traders may only place trades with a Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy. The location of the authorized caller may be obtained on a recorded phone call or in writing.
Buying Shares
You may purchase SDR shares by completing the account application provided by Schroders' Client Service team or your custodian, consultant, or other financial intermediary, and sending payment by check or wire as described below. You can contact the Schroders Client Service team by email at clientserviceny@schroders.com or by calling (212) 641-3800 and asking to speak with Institutional Client Service. Potential investors are strongly encouraged to communicate with Schroders' Client Service Team or your financial intermediary prior to completing the account application or making any substantial purchases. Please contact the Schroders' Client Service team or your financial intermediary for more information.
Purchases by check (Direct Purchases)
You may purchase SDR shares of a Fund by mailing a check (in U.S. dollars) payable to the Fund. If you wish to purchase SDR shares of two or more of the Funds in this prospectus, make your check payable to Hartford Funds and include written instructions as to how the amount of your check should be allocated among the SDR shares of the Hartford Funds whose shares you are purchasing. Hartford Funds will not accept third-party checks or starter checks. You should direct your check and your completed account application as follows:
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Addresses
Regular Mail:	Overnight or Express Mail:
Hartford Schroders Funds P.O. Box 55022 Boston, MA 02205-5022	Boston Financial Data Services c/o Hartford Schroders Funds 30 Dan Road Canton, MA 02021-2809
For initial purchases, a completed account application must accompany your check. Effective June 1, 2017, accounts held directly with the transfer agent (i.e. not plan level or an omnibus position) will be charged a $30 annual direct account fee. All accounts are subject to this fee other than accounts of any sub-adviser to the Hartford Funds, accounts of any employees of the sub-advisers to the Hartford Funds, 529 college savings plan accounts administered by The Hartford or one of its subsidiaries, and affiliated investment companies. This fee is not charged to shareholders who hold Fund shares through an omnibus account with a financial intermediary. If you have questions about the direct account fee, please call the transfer agent at 1-888-843-7824.
Purchases by bank wire (Direct Purchases)
If you make your initial investment by wire, a completed account application must precede your order. Upon receipt of the application, Boston Financial Data Services (“BFDS”) will assign you an account number. BFDS will process wire orders received prior to the next time as of which the Fund calculates its NAV, which is determined for each Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”), at that next net asset value calculated. BFDS will process wire orders received after that time at the net asset value next determined thereafter.
Please call BFDS at 888-843-7824 if purchasing shares directly from a Fund, or you may also call your financial intermediary if purchasing through a financial intermediary, to give notice that you will send funds by wire, and obtain a wire reference number. (From outside the United States, please call (617) 483-5000 and ask to speak with a Hartford Schroders Funds representative.) Please be sure to obtain a wire reference number. Instruct your bank to wire funds with the assigned reference number as follows:
State Street Bank and Trust Company
1 Lincoln Street Boston, Massachusetts 02111
ABA No.: 011000028 Attn: Hartford Schroders Funds DDA No.: 9905-933-9 FBO: Account Registration A/C: Mutual Fund Account Number Name of Fund
BFDS will not process your purchase until it receives the wired funds.
Automatic purchases (Direct purchases). You can make regular investments in a Fund through automatic deductions from your bank account. Please complete the appropriate section of the account application if you would like to utilize this option. For more information, please call 888-843-7824. If you purchase shares through a financial intermediary, your firm may also provide automatic purchase options. Please contact your financial intermediary for details.
Purchases through brokers and other financial institutions. You may also buy and exchange shares of the Funds through an authorized broker or other financial institution that has an agreement with Hartford. The purchase and exchange policies and fees charged by such brokers and other institutions may be different than those of the Funds. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different investment minimums or limitations on buying or exchanging shares. Please consult a representative of your financial institution for further information. Brokers or other agents may charge investors a fee for effecting transactions in shares of a Fund. If you purchase shares through a financial intermediary, your financial intermediary is responsible for ensuring that your purchase is received by the Fund timely and in good order.
Purchases in kind. Investors may purchase shares of a Fund for cash or in exchange for securities, subject to the determination by the Investment Manager in its discretion that the securities are acceptable. (For purposes of determining whether securities will be acceptable, the Investment Manager will consider, among other things, whether they are liquid securities of a type consistent with the investment objective and policies of the Fund and have a readily ascertainable value.) If a Fund receives securities from an investor in exchange for shares of the Fund, the Fund will under some circumstances have the same tax basis in the securities as the investor had prior to the exchange (and the Fund's gain for tax purposes would be calculated with regard to the investor's tax basis), and in such cases the
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Fund's holding period in those securities would include the investor's holding period. Any gain on the sale of securities received in exchange for shares of the Fund would be subject to distribution as capital gain to all of the Fund's shareholders. (In some circumstances, receipt of securities from an investor in exchange for shares of the Fund may be a taxable transaction to the investor, in which case the Fund's tax basis in the securities would reflect the fair market value of the securities on the date of the exchange, and its holding period in the securities would begin on that date.) The Funds value securities accepted by the Investment Manager in the same manner as are the Funds' portfolio securities as of the time of the next determination of a Fund's net asset value. Although the Funds seek to determine the fair value of securities contributed to a Fund, any valuation that does not reflect fair value may dilute the interests of the purchasing shareholder or the other shareholders of the Funds. All rights reflected in the market price of accepted securities at the time of valuation become the property of the Funds and must be delivered to the Funds upon receipt by the investor. Investors may realize a taxable gain or loss upon the exchange. Investors interested in purchases through exchange should telephone BFDS at 888-843-7824, their client representative, or other financial intermediary.
Selling Shares
When you may redeem. You may sell your shares back to a Fund on any day the NYSE is open either through your financial intermediary or directly to the Fund. If your shares are held in the name of a financial intermediary, you may only sell the shares through that financial intermediary. The financial intermediary may charge you a fee for its services. If you choose to sell your shares directly to the Fund, you may do so by sending a letter of instruction to Hartford Schroders Funds, or by calling BFDS at 888-843-7824 Redemption requests will be priced at the net asset value next determined after they are received in good order. In order for you to receive a Fund's net asset value determined on any day, the Fund, BFDS, or your financial intermediary must receive your redemption request in good order before the time as of which the Fund next calculates its NAV, which is generally the close of trading on the NYSE (normally 4:00 p.m., Eastern Time), and, in the case of a request furnished to your financial intermediary or its designee, the request must subsequently be communicated timely and properly to the Fund.
General. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, BFDS will follow reasonable procedures to confirm that telephone instructions are genuine. In certain circumstances, you may need to submit additional documentation to redeem your shares.
Exchanging Shares
You may exchange SDR shares of a Fund for SDR shares of any other Hartford Fund if such share class is available. Under certain limited circumstances, you may be able to exchange SDR shares of a Fund for Class R6 shares of other Hartford Funds and may also be able to exchange Class R6 shares of other Hartford Funds for SDR shares of a Fund.
Before exchanging shares, you should carefully read the prospectus relating to the exchanged-for shares. Call your plan administrator or financial intermediary or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you wish to exchange.
The registration for both accounts involved in the exchange must be identical and you must meet the initial investment minimum applicable to such shares of the other Fund (as disclosed in the prospectus. All exchanges are made at net asset value. You must retain at least $1,000 in the Fund from which you exchange.
Plan administrators and recordkeepers that are interested in an exchange privilege involving R6 shares should call 1-888-843-7824 to determine whether such exchange privilege is available. Please note that (1) both accounts involved in the exchange must be identical, (2) you will need to observe eligibility requirements, and (3) the proper selling agreements must be in place. Plan participants should consult their plan administrator or plan recordkeeper to determine what exchange privileges are available.
You may be subject to tax liability as a result of your exchange. Please see the section of the statutory prospectus entitled “Fund Distributions and Tax Matters — Taxability Of Transactions” for more information.
Each Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason. For more information, please see the section entitled "Exchanges" in the Funds' SAI.
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Note for Retirement Plan Participants and Investors Whose Shares Are Held by Financial Intermediaries
If you hold your shares through a retirement plan or if your shares are held with a financial intermediary you will need to make transactions through the retirement plan administrator or your financial intermediary. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. You should check with your retirement plan administrator or financial intermediary for further details.
Valuation of Shares
The net asset value per share (NAV) is determined for each class of each Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The net asset value for each class of shares of each Fund is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to a Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
For purposes of calculating the NAV of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of The Hartford Mutual Funds II, Inc. (the “Company”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Company’s Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.
Fixed income investments (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, a Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.
Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
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Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.
Execution Of Requests
Each Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.
You may buy and sell shares of each Fund on the web, by telephone, by wire or by mail. You may exchange your shares by telephone, on the web, or by mail. Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing. Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.
At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.
In unusual circumstances, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days. A Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.
Requests In “Good Order”
All purchase and redemption requests must be received by a Fund in “good order.” This means that your request must include:
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Name, date of birth, residential address, and social security number.

•
The Fund name, share class and account number.

•
The amount of the transaction (in dollars or shares).

•
Signatures of all owners exactly as registered on the account (for mail requests).

•
Medallion signature guarantee or Signature Validation Program stamp (if required).

•
Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares
The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares by a Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders. In particular, frequent trading (i) can force a Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a Fund’s NAV for long-term shareholders.
If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Funds.
The Board of Directors of the Company has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason. In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control. No system for the prevention and detection of market timing and other abusive trading activities can be expected to identify, address or eliminate all such activities in Fund shares.
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It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period.
A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Funds’ transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund. When an additional purchase or exchange change order request for a Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred). In addition, the person requesting such transaction shall be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds. The frequent trading limitations do not apply to the following: (1) any transaction not initiated by a shareholder or their registered representative; (2) transactions that are part of a systematic program; (3) automatic programs offered by the Funds, such as dollar cost averaging, dividend diversification and systematic withdrawals; (4) transactions of  $1,000 or less; and (5) transactions that a Fund, in its discretion, determines are not abusive or harmful.
The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The Hartford Funds’ procedures with respect to omnibus accounts are as follows: (1) Where the Funds’ transfer agent is provided individual shareholder level transaction detail on a daily basis, the Funds’ transfer agent shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where the Funds’ transfer agent is not provided individual shareholder level transaction detail on a daily basis, the Funds’ transfer agent shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, the Funds’ transfer agent shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries. In addition to the foregoing, the Funds’ transfer agent also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.
The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading. Certain market timers may seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day. Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate. Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities are more susceptible to this activity. Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”
Hartford Funds reserves the right to modify this policy, including any surveillance procedures established from time to time to effectuate this policy, at any time without notice. Hartford Funds, the Investment Manager, and/or the Funds’ transfer agent shall not be liable for any loss resulting from rejected purchase orders or exchanges.
Certificated Shares
Shares are electronically recorded and, therefore, the Funds do not issue share certificates.
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Account Closings
There may be instances in which it is appropriate for your account to be closed. Your account could be closed if: (i) your identity cannot be verified or you fail to provide a valid SSN or TIN; (ii) the registered address of your account is outside of the United States or in a U.S. jurisdiction in which the Fund shares are not registered; (iii) transactions in your account raise suspicions of money laundering, fraud or other illegal conduct; (iv) shares purchased are not paid for when due; (v) your account does not meet the qualifications for ownership for the particular class of shares held in your account; (vi) maintenance of your account jeopardizes the tax status or qualifications of the Funds; (vii) your account balance falls to $1,000 or less and you fail to bring the account above $1,000 within thirty (30) days of notification; (viii) there is a change in your broker of record, for example your broker is no longer able to sell Fund shares; or (ix) closing the account is determined to be in the best interests of the Fund.
Sales In Advance of Purchase Payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.
Special Redemptions
Although each Fund would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash. When the shareholder sells portfolio securities received in this fashion, transaction costs would be incurred. Prior to such sale, the shareholder would be exposed to market risk. Any such securities would be valued for the purposes of making such payment at the same value as used in determining a Fund’s net asset value. Each Fund, however, always redeems shares solely in cash up to the lesser of  $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.
Abandoned Property
It is the responsibility of the shareholder to keep the shareholder’s account(s) active and to provide Hartford Funds with a current and correct address for the shareholder’s account(s). An out-of-date or incorrect address may cause a shareholder’s account statements and other mailings to be returned to Hartford Funds. Please be advised that certain state escheatment laws may require a Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property if no shareholder initiated activity occurs in the account within the time frame specified by the state law. Hartford Funds will not be liable to a shareholder or a shareholder’s financial intermediary for good faith compliance with state unclaimed or abandoned property (escheatment) laws.
To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices. If you do not hold your shares directly with a Fund, you should contact your financial intermediary, retirement plan or other third party intermediary regarding applicable state escheatment laws.
Escheatment laws vary by state, and states have different criteria for defining inactivity and unclaimed or abandoned property. Hartford Funds strongly encourages you to keep your account active and up-to-date. Depending on laws in your jurisdiction, you may assist us in safeguarding your investments for accounts directly held with Hartford Funds by at least once a year: (i) logging in to your account at http://www.hartfordfunds.com and viewing your account information; (ii) calling Hartford Funds at 1-888-843-7824 for an account balance or speaking with a customer service representative at the same phone number after you go through a security verification process; and (iii) taking action on letters received in the mail from Hartford Funds concerning account inactivity, outstanding checks and/or escheatment or abandoned property and promptly following the directions in such letters. Please be advised that simply visiting the above Hartford Funds website or making contact by phone may not establish sufficient contact for purposes of escheatment laws in certain states. Check with your state of residence for specifics.
Account Statements and Duplicate Copies of Materials to Households
You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent, depending on how your shares are held with a Fund. If you receive account statements from the transfer agent, you may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.
Generally, each Fund will mail only one copy of each prospectus, annual report, semi-annual report and proxy statement to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits each Fund through reduced mailing expenses. If you hold your account directly with the Funds' transfer agent and you want to receive multiple copies of these materials, you may call us at 1-888-843-7824 or notify us in writing. Individual copies of prospectuses, reports and proxy statements will be sent to you commencing within 30 days after we receive your request to stop householding for accounts directly
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held with the Funds' transfer agent. If your account is not held directly with the Funds' transfer agent, please contact your financial intermediary for more information.
Uncashed Checks Issued on Your Account
Each Fund reserves the right to reinvest any amounts (e.g., dividends, distributions or redemption proceeds) that you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
Distribution Arrangements
Hartford Funds Distributors, LLC (the “Distributor”), a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”), serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement approved by the Board of Directors. Shares of the Funds are continuously offered and sold by selected broker-dealers pursuant to selling agreements with the Distributor, and such broker-dealers may in turn designate and authorize other financial intermediaries to offer and sell Fund shares. The Distributor (and not the Funds) bears the expenses of providing services pursuant to the Underwriting Agreement with respect to SDR shares, including the payment of expenses relating to the distribution of prospectuses for sales purposes, as well as any other advertising or sales literature. The Distributor is not obligated to sell any specific amount of Fund shares.
Payments to Financial Intermediaries and Other Entities
The Investment Manager, Distributor and/or their affiliates and the Hartford Funds make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of the Hartford Funds, and/or Financial Intermediaries and other intermediaries that provide services (“Servicing Intermediaries”) to the Hartford Funds. These payments may vary from one product to another. For this reason, (1) if your Financial Intermediary receives greater payments with respect to the Hartford Funds than it receives with respect to other products, it may be more inclined to sell you shares of a Hartford Fund rather than another product and/or (2) if your Servicing Intermediary (which may also be your Financial Intermediary) receives greater payments with respect to the Hartford Funds, such payments may create an incentive for the Servicing Intermediary to favor the Hartford Funds rather than other fund companies or investment products for which it may receive a lower payment. You may contact your Financial Intermediary or Servicing Intermediary if you want additional information regarding any Additional Payments or Servicing Payments it receives.
Payments Made by the Investment Manager and/or its Affiliates. As explained in more detail below under the sections entitled “Additional Payments to Financial Intermediaries” and “Servicing Payments to Servicing Intermediaries,” the Investment Manager and/or its affiliates make payments out of their own assets and not as an expense to or out of the assets of the Funds to (1) Financial Intermediaries to encourage the sale of Hartford Funds’ shares (“Additional Payments”) and/or (2) Servicing Intermediaries as additional compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).
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Additional Payments to Financial Intermediaries. The amount of any Additional Payments made by the Investment Manager and/or its affiliates to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; (iii) the amount of Hartford Fund shares sold through that Financial Intermediary; and (iv) the mix of equity and fixed income funds sold through that Financial Intermediary. The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to exceed 0.16% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary. For the calendar year ended December 31, 2016, the Investment Manager and its affiliates incurred approximately $44.1 million in total Additional Payments to Financial Intermediaries.

Additional Payments to Financial Intermediaries, including those listed in the Funds’ SAI, may be used for various purposes and take various forms, including but not limited to:
(1)
Payments for putting the Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

(2)
Payments for including the Hartford Funds within a group that receives special marketing focus or placing the Hartford Funds on a “preferred list”;

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(3)
“Due diligence” payments for a Financial Intermediary’s examination of Hartford Funds and payments for providing extra employee training and information relating to Hartford Funds;

(4)
“Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

(5)
Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

(6)
Provision by a Financial Intermediary of sales-related data to the Investment Manager and/or its affiliates;

(7)
Provision of educational programs, including information and related support materials;

(8)
Provision of computer hardware and software; and

(9)
Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2017, the Investment Manager and/or its affiliates pay or have entered into ongoing contractual arrangements to pay Additional Payments to the Financial Intermediaries listed below: AIG Advisors Group, Inc. (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial, and Woodbury Financial Services); Ameriprise Financial Services, Inc.; BancWest Investment Services; Cadaret Grant & Co., Inc.; Cambridge Investment Research Inc.; CCO Investment Services Corp.; Charles Schwab & Co., Inc.; Citigroup Global Markets, Inc.; Commonwealth Financial Network; CUSO Financial Services, L.P.; Edward D. Jones & Co.; First Citizens Investor Services, Inc.; Frost Brokerage Services, Inc.; H.D. Vest Investment Services.; Hilliard Lyons; Huntington Investment Co.; Invest Financial Corporation; Investment Centers of America; Investment Professionals, Inc.; Janney Montgomery Scott; JPMorgan Securities LLC; Lincoln Financial Advisors Group; LPL Financial Corp.; M&T Securities Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mid Atlantic Capital Corporation; Morgan Stanley Smith Barney; National Financial Services; National Planning Corporation; Newbridge Securities; NEXT Financial Group, Inc.; Northwestern Mutual Investment Services, LLC; Oppenheimer & Co, Inc.; Pershing LLC; Raymond James & Associates Inc. and Raymond James Financial Services, Inc.; RBC Capital Markets Corporation; Robert W. Baird; Schroder Fund Advisors LLC; SII Investments Inc.; Stifel, Nicolaus & Company, Inc.; Summit Brokerage Services; UBS Financial Services Inc.; U.S. Bancorp Investments Inc.; Voya Financial; and Wells Fargo. The Investment Manager and/or its affiliates may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2016 of at least $500 in value for items such as sponsorship of meetings, education seminars and travel and entertainment, but may not have an ongoing contractual relationship with the Investment Manager or one of its affiliates, are listed in the SAI.
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Servicing Payments to Servicing Intermediaries. The Investment Manager, HASCO and/or their affiliates pay Servicing Payments to Servicing Intermediaries. The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are serviced by a Servicing Intermediary. With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to exceed 0.25% of the average net assets of the Hartford Funds that are serviced by that Servicing Intermediary. For the year ended December 31, 2016, the Investment Manager, HASCO and/or their affiliates incurred approximately $9.0 million in total Servicing Payments and these Servicing Payments did not exceed $2.1 million for any one Servicing Intermediary.

As of January 1, 2017, the Investment Manager, HASCO and/or their affiliates pay or have entered into ongoing contractual arrangements to pay Servicing Payments to the following entities: 401k ASP, Inc.; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Co.; BenefitStreet, Inc.; Charles Schwab; CPI Qualified Plan Consultants, Inc.; Daily Access Corp.; Digital Retirement Solutions; Edward D. Jones & Co; Expert Plan, Inc.; Fidelity; Gold Trust Company; Goldman Sachs & Co.; Great-West Financial Retirement Plan Services, LLC; GWFS Equities, Inc.; Hewitt Associates LLC; ICMA Retirement Corporation; International Clearing Trust Company; John Hancock Trust Company; Lincoln Retirement Services Company, LLC; LPL Financial Corp.; Massachusetts Mutual Life Insurance Company; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Group; NYLife Distributors, LLC.; Plan Administrators, Inc.; Pershing LLC; Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade Trust Company; Teachers Insurance and Annuity Association of America; The Retirement Plan Company, LLC; The Vanguard Group; Transamerica Retirement Solutions; Valic Retirement Services Company; Voya Financial; Wells Fargo; Wilmington Trust; and Xerox HR Solutions. The Investment Manager, HASCO and/or their affiliates may in the future enter into similar arrangements with other Servicing Intermediaries.
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Distribution Support Provided By SFA. Schroder Fund Advisors LLC, the Predecessor Funds' distributor and wholly-owned subsidiary of SIMNA ("SFA"), has entered into an additional compensation arrangement with Hartford Funds Management Company, LLC ("HFMC"), the Funds' investment manager. Under this arrangement, SFA has entered into a selling agreement with Hartford Funds Distributors, LLC ("HFD") pursuant to which SFA is involved in the distribution of the shares of the Funds, and SFA and HFMC have entered into an additional compensation agreement, pursuant to which HFMC pays SFA an annual fee based on a percentage of the gross spread between the management fees and sub-advisory fees with respect to Class SDR Shares of the Funds.

Fund Distributions and Tax Matters
Dividends and Distributions
Each Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of each Fund are normally declared and paid annually. Dividends from net investment income of each Fund are normally declared and paid as follows:
Fund	Declaration and payment frequency of net investment income
Emerging Markets Debt and Currency Fund	Annually
Tax-Aware Bond Fund	Monthly
Emerging Markets Equity Fund	Annually
Emerging Markets Multi-Sector Bond Fund	Quarterly
Income Builder Fund	Monthly
Global Strategic Bond Fund	Monthly
International Stock Fund	Annually
International Multi-Cap Value Fund	Quarterly
US Small Cap Opportunities Fund	Annually
US Small/Mid Cap Opportunities Fund	Annually
Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Funds’ Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. Further, each Fund reserves the right to change its dividend distribution policy at the discretion of its Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from a Fund are automatically reinvested in additional full or fractional shares of that Fund.
Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a Fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.
If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the Fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.
Taxability Of Dividends
Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from a Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.
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An additional 3.8% Medicare tax is imposed on certain net investment income (including taxable distributions received from a Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.
Some dividends paid in January may be taxable as if they had been paid the previous December.
Dividends and capital gains distributed by each Fund to tax-deferred retirement plan accounts are not taxable currently.
Taxability Of Transactions
Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from a Fund.
Under certain limited circumstances, a shareholder may be able to exchange one class of shares for another class of shares of the same Fund. In general, exchanges of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.
Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.
Additional Information
A Fund may be required to withhold U.S. federal income tax (currently, at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. IRS Regulations require each Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date. Each Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost. In the absence of an election by a shareholder, each Fund will use the average cost method with respect to that shareholder. To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.
If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, or if at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund will be eligible to file an election with the Internal Revenue Service that would generally enable its shareholders to benefit from any foreign tax credit or deduction available for any foreign taxes the Fund pays. Pursuant to this election, a shareholder will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its U.S. federal income tax liability (subject to certain holding period and other requirements). The consequences of such an election are discussed in more detail in the SAI.
Each Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status. Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.
Each Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S.
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Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.
Distributions from each Fund may also be subject to state, local and foreign taxes. You should consult your own tax advisor regarding the particular tax consequences of an investment in a Fund.
This section summarizes some of the consequences under current Federal tax law of an investment in each Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.
Legal Proceedings
On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that, among other things, added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC ("HFMC"), which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the applicable legal standard. A bench trial on the issue of liability was held in November 2016. On February 28, 2017, the court granted judgment for HIFSCO and HFMC. Plaintiffs may appeal.
Performance Notes
The following notes supplement the performance table in the Summary Sections and provide additional information for understanding the returns provided in the table for each Fund.
Each Fund is the successor to its corresponding Predecessor Fund as a result of the reorganization of such Predecessor Fund into the Fund immediately before the opening of business on October 24, 2016. Accordingly, the performance information shown in the table for each Fund includes the historical performance, fees and expenses of the Fund’s Predecessor Fund. SIMNA served as the investment manager to each Predecessor Fund, and SIMNA Ltd. served as the sub-adviser to the following Predecessor Funds: Schroder Absolute Return EMD and Currency Fund, Schroder Emerging Market Equity Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Strategic Bond Fund, Schroder International Alpha Fund and Schroder International Multi-Cap Value Fund. Each Fund has a substantially similar investment objective and investment strategy as that of its Predecessor Fund.
Indices:
The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
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The 3-Month USD Fixed LIBOR gives an indication of the interest rate at which a panel of selected banks borrow U.S. dollar funds from one another with a maturity of three months.
The Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.
The JP Morgan EMBI Global Diversified Index is a uniquely weighted index that tracks total returns for US dollar denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.
The JP Morgan GBI Emerging Markets Global Diversified Index tracks local currency bonds issued by Emerging Markets governments. It is an investable index that includes only those countries that are directly accessible by most of the international investor base. The index excludes countries with explicit capital controls, but does not factor in regulatory/tax hurdles in assessing eligibility.
The JP Morgan CEMBI Broad Diversified Index tracks total returns of U.S. dollar denominated debt instruments issued by corporate entities in Emerging Markets countries.
The JP Morgan Global Aggregate Bond Index is a broad-based measure of global investment grade fixed-rate debt markets.
The MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.
The MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.
The MSCI All Country World ex USA Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of both developed and emerging stock markets, excluding the U.S., of the value securities within the MSCI All Country World ex USA Index.
The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.
The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.
The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on a combination of their market capitalization and current index membership.
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Related Composite Performance of the Income Builder Fund
The following tables present the past performance of a composite that is comprised of all fully discretionary accounts managed by wholly-owned subsidiaries of Schroders plc in the United States and the United Kingdom (the “Schroders Firm”) (see notes to the table below) in its Global Multi-Asset Income investment strategy that have investment objectives, policies and strategies substantially similar to those of the Income Builder Fund (the “Schroders Global Multi-Asset Income Composite”). The performance has been adjusted to reflect the operating costs of the Fund. Historical performance has been prepared in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. Returns reflect all income, gains and losses and reinvestment of any dividends or capital gains without provision for federal or state income tax. Because the gross performance data shown in the tables does not reflect the deduction of investment advisory fees paid by the accounts that make up the composite and certain other expenses that would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of the Schroders Firm in managing all Global Multi-Asset Income portfolios, with investment objectives, policies and strategies substantially similar to those of the Fund. To calculate the performance of the composite net of Class SDR expenses, the total annual fund operating expenses payable by Class SDR shares of the Fund, as set forth in the Fund’s fee table in the Summary Section, were used.
Certain accounts that are included in the Schroders Global Multi-Asset Income Composite are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the composite may have been less favorable had it been regulated as an investment company under the federal securities laws.
The historical performance of The Schroders Global Multi-Asset Income composite is not that of the Fund, is not a substitute for the Fund’s performance and is not necessarily indicative of any fund’s future results. Information about the past performance of the Fund appears in this prospectus under the heading “HARTFORD SCHRODERS INCOME BUILDER FUND SUMMARY SECTION – PAST PERFORMANCE.” The performance of the Schroders Global Multi-Asset Income Composite represents its performance managing Global Multi-Asset Income portfolios, which, as described above, are those with investment objectives, policies and strategies substantially similar to those of the Fund. The Fund’s actual performance may differ significantly from the past performance of the composite. The personnel who managed the accounts that make up the composite, and who therefore generated, or contributed to, the historical performance shown may differ from the personnel managing the Fund.
While the accounts in the composite experience inflows and outflows of cash from clients, there can be no assurance that the continuous offering of a fund’s shares and a fund’s obligation to redeem its shares will not adversely affect the fund’s performance.
SCHRODERS GLOBAL MULTI-ASSET INCOME COMPOSITE PERFORMANCE*
Average annual total returns for the periods ended December 31, 2016
	1 Year	3 Years	Since Inception (5/31/2012)
Composite (Net of Class SDR expenses)	7.69%	1.22%	4.29%
Composite (Net of highest management fee paid by any account included in the Composite)	7.98%	1.50%	4.59%
Composite (Gross)	8.79%	2.26%	5.37%
JP Morgan Global Aggregate Bond Index	2.16%	0.35%	0.28%
MSCI All Country World Index (Net)	7.86%	3.13%	10.09%
Income Builder Fund Blended Index	3.99%	1.31%	3.24%
MSCI All Country World Index (Gross)	8.48%	3.69%	10.67%
Former Income Builder Fund Blended Index	4.17%	1.47%	3.41%
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Total returns for the periods ended December 31
	2016	2015	2014	2013	2012 **
Composite (Net of Class SDR expenses)	7.69%	-6.60%	3.11%	6.10%	10.22%
Composite (Net of highest management fee paid by any account included in the Composite)	7.98%	-6.34%	3.40%	6.40%	10.40%
Composite (Gross)	8.79%	-5.64%	4.17%	7.19%	10.88%
JP Morgan Global Aggregate Bond Index	2.16%	-2.72%	1.66%	-2.63%	2.95%
MSCI All Country World Index (Net)	7.86%	-2.36%	4.16%	22.80%	15.34%
Income Builder Fund Blended Index	3.99%	-2.42%	2.47%	4.49%	6.56%
MSCI All Country World Index (Gross)	8.48%	-1.84%	4.71%	23.44%	15.68%
Former Income Builder Fund Blended Index	4.17%	-2.26%	2.63%	4.65%	6.66%
*
This is not the performance of the Fund. As of December 31, 2016, the Schroders Global Multi-Asset Income Composite was composed of 3 accounts, totaling approximately $4.51 billion.

**
Returns reflect performance beginning May 31, 2012.

Description of JP Morgan Global Aggregate Bond Index
The JP Morgan Global Aggregate Bond Index is a broad-based measure of global investment grade fixed-rate debt markets.
Description of MSCI All Country World Index
The MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.
Description of Income Builder Fund Blended Indices
The Income Builder Fund Blended Index is calculated by the Investment Manager and represents the weighted return of the JP Morgan Global Aggregate Bond Index (70%) and the MSCI All Country World Index (Net) (30%).
The Former Income Builder Fund Blended Index is calculated by the Investment Manager and represents the weighted return of the JP Morgan Global Aggregate Bond Index (70%) and the MSCI All Country World Index (Gross) (30%).
Related Composite Performance of the Global Strategic Bond Fund
The following tables present the past performance of a composite that is comprised of all fully discretionary accounts managed by wholly-owned subsidiaries of Schroders plc in the United States and the United Kingdom (the “Schroders Firm”) (see notes to the table below) in its Strategic Bond investment strategy that have investment objectives, policies and strategies substantially similar to those of the Global Strategic Bond Fund (the “Schroders Strategic Bond Composite”). The performance has been adjusted to reflect the operating costs of the Fund. Historical performance has been prepared in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. Returns reflect all income, gains and losses and reinvestment of any dividends or capital gains without provision for federal or state income tax. Because the gross performance data shown in the tables does not reflect the deduction of investment advisory fees paid by the accounts that make up the composite and certain other expenses that would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of the Schroders Firm in managing all Strategic Bond portfolios, with investment objectives, policies and strategies substantially similar to those of the Fund. To calculate the performance of the composite net of Class SDR expenses, the total annual fund operating expenses payable by Class SDR shares of the Fund, as set forth in the Fund’s fee table in the Summary Section, were used.
Certain accounts that are included in the Schroders Strategic Bond Composite are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the composite may have been less favorable had it been regulated as an investment company under the federal securities laws.
The historical performance of the Schroders Strategic Bond Composite is not that of the Fund, is not a substitute for the Fund's performance and is not necessarily indicative of any fund's future results. Information about the past performance of the Fund appears in this prospectus under the heading “HARTFORD SCHRODERS GLOBAL STRATEGIC BOND FUND SUMMARY SECTION – PAST PERFORMANCE.” The performance of the Schroders Strategic Bond Composite represents its performance managing Strategic Bond portfolios, which, as described above, are those with investment objectives, policies and strategies substantially similar to those of the Fund. The Fund’s
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actual performance may differ significantly from the past performance of the composite. The personnel who managed the accounts that make up the composite, and who therefore generated, or contributed to, the historical performance shown may differ from the personnel managing the Fund.
While the accounts in the composite experience inflows and outflows of cash from clients, there can be no assurance that the continuous offering of a fund’s shares and a fund’s obligation to redeem its shares will not adversely affect the fund’s performance.
SCHRODERS STRATEGIC BOND COMPOSITE PERFORMANCE*
Average annual total returns for the periods ended December 31, 2016
	1 Year	3 Years	5 Years	10 Years
Composite (Net of Class SDR expenses)	3.61%	0.90%	2.32%	3.10%
Composite (Net of highest management fee paid by any account included in the Composite)	3.81%	1.09%	2.52%	3.30%
Composite (Gross)	4.44%	1.70%	3.13%	3.92%
3-Month USD Fixed LIBOR	0.66%	0.38%	0.38%	1.28%
Total returns for the periods ended December 31
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Composite (Net of Class SDR expenses)	3.61%	-3.28%	2.50%	1.40%	7.66%	-2.32%	8.75%	11.01%	-2.37%	5.08%
Composite (Net of highest management fee paid by any account included in the Composite)	3.81%	-3.09%	2.70%	1.60%	7.87%	-2.12%	8.96%	11.23%	-2.18%	5.28%
Composite (Gross)	4.44%	-2.51%	3.31%	2.21%	8.51%	-1.54%	9.61%	11.90%	-1.59%	5.92%
3-Month USD Fixed LIBOR	0.66%	0.23%	0.23%	0.28%	0.51%	0.27%	0.33%	0.99%	3.83%	5.61%
*
This is not the performance of the Fund. As of December 31, 2016, the Schroders Strategic Bond Composite was composed of 2 accounts, totaling approximately $1.63 billion.

Description of 3-Month USD Fixed LIBOR
The 3-Month USD Fixed LIBOR gives an indication of the interest rate at which a panel of selected banks borrow U.S. dollar funds from one another with a maturity of three months.
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Financial Highlights
The financial highlights table for each Fund is intended to help you understand each Fund’s financial performance for the past five years, or if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table for each Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). Each Fund is the accounting successor to its corresponding Predecessor Fund as a result of the reorganization of such Predecessor Fund into the Fund immediately before the opening of business on October 24, 2016. The Funds have adopted the Financial Statements of the Predecessor Funds. Therefore, the financial highlights shown below include those of the Predecessor Funds. The information for the fiscal year ended October 31, 2016 has been derived from the financial statements audited by Ernst & Young LLP, the Funds' independent registered public accounting firm, whose report, along with the Funds' financial statements and financial highlights, is included in the Funds' annual report, which is available upon request. The information for fiscal years prior to October 31, 2016 was audited by the Predecessor Funds' independent registered public accounting firm. Footnotes are located on the last page of these financial highlights.
Hartford Schroders Emerging Markets Debt and Currency Fund(1)
	Selected Per-Share Data(2)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value End of Period	Total Return(3)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(4)	Ratio of Expenses to Average Net Assets After Adjustments(4)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2016
SDR	$9.33	$0.87	$0.01	$0.88	—	—	—	—	$10.21	9.54%	$9,140	1.27%	0.96%	8.70%	163%
For the Year Ended October 31, 2015
SDR(8)	$9.78	$0.13	$(0.58)	$(0.45)	—	—	—	—	$9.33	(4.60)%(6)	$1,092	1.22%(7)	1.00%(7)	1.63%(7)	207%
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Financial Highlights
Hartford Schroders Tax-Aware Bond Fund(1)
	Selected Per-Share Data(2)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value End of Period	Total Return(3)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(4)	Ratio of Expenses to Average Net Assets After Adjustments(4)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2016
SDR(5)	$11.23	$0.01	$(0.02)	$(0.01)	$(0.02)	—	—	$(0.02)	$11.20	(0.08)%(6)	$66,275	0.47%(7)	0.46%(7)	4.71%(7)	42%
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Financial Highlights
Hartford Schroders Emerging Markets Equity Fund(1)
	Selected Per-Share Data(2)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value End of Period	Total Return(3)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(4)	Ratio of Expenses to Average Net Assets After Adjustments(4)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2016
SDR	$11.57	$0.12	$1.03(9)	$1.15	$(0.12)	—	—	$(0.12)	$12.60	10.10%	$561,740	1.18%	1.10%	1.05%	47%
For the Year Ended October 31, 2015
SDR(8)	$12.60	$0.14	$(1.17)(9)	$(1.03)	—	—	—	—	$11.57	(8.17)%(6)	$351,836	1.21%(7)	1.10%(7)	1.35%(7)	55%
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Financial Highlights
Hartford Schroders Emerging Markets Multi-Sector Bond Fund(1)
	Selected Per-Share Data(2)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value End of Period	Total Return(3)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(4)	Ratio of Expenses to Average Net Assets After Adjustments(4)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2016
SDR	$9.03	$0.56	$0.51	$1.07	$(0.31)	—	—	$(0.31)	$9.79	12.04%	$51,219	1.36%	0.71%	5.99%	147%
For the Year Ended October 31, 2015
SDR(8)	$9.23	$0.49	$(0.57)	$(0.08)	$(0.09)	—	$(0.03)	$(0.12)	$9.03	(0.87)%(6)	$21,171	1.66%(7)	0.75%(7)	6.32%(7)	209%
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Financial Highlights
Hartford Schroders Income Builder Fund(1)
	Selected Per-Share Data(2)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value End of Period	Total Return(3)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(4)	Ratio of Expenses to Average Net Assets After Adjustments(4)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2016
SDR	$8.69	$0.33	$(0.09)	$0.24	$(0.42)	—	—	$(0.42)	$8.51	2.88%	$20,113	1.85%	0.63%	3.93%	159%
For the Year Ended October 31, 2015
SDR(8)	$9.44	$0.33	$(0.75)	$(0.42)	$(0.33)	—	—	$(0.33)	$8.69	(4.63)%(6)	$20,341	1.91%(7)	0.70%(7)	4.31%(7)	130%
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Financial Highlights
Hartford Schroders Global Strategic Bond Fund(1)
	Selected Per-Share Data(2)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value End of Period	Total Return(3)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(4)	Ratio of Expenses to Average Net Assets After Adjustments(4)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2016
SDR	$9.12	$0.11	$0.10	$0.21	$(0.16)	—	—	$(0.16)	$9.17	2.33%	$70,334	1.01%	0.62%	1.19%	140%
For the Year Ended October 31, 2015
SDR(10)	$9.43	$0.08	$(0.39)	$(0.31)	—	—	—	—	$9.12	(3.29)%(6)	$96,582	0.87%(7)	0.64%(7)	1.03%(7)	73%
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Financial Highlights
Hartford Schroders International Stock Fund(1)
	Selected Per-Share Data(2)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value End of Period	Total Return(3)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(4)	Ratio of Expenses to Average Net Assets After Adjustments(4)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2016
SDR	$11.02	$0.16	$(0.33)(9)	$(0.17)	$(0.15)	—	—	$(0.15)	$10.70	(1.54)%	$64,263	1.07%	0.79%	1.54%	53%
For the Year Ended October 31, 2015
SDR(8)	$10.88	$0.17	$(0.03)	$0.14	—	—	—	—	$11.02	1.29%(6)	$54,747	1.09%(7)	0.81%(7)	1.78%(7)	45%
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Financial Highlights
Hartford Schroders International Multi-Cap Value Fund(1)
	Selected Per-Share Data(2)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value End of Period	Total Return(3)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(4)	Ratio of Expenses to Average Net Assets After Adjustments(4)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2016
SDR	$8.46	$0.20	$0.16(9)	$0.36	$(0.22)	—	—	$(0.22)	$8.60	4.44%	$221,643	1.06%	0.75%	2.37%	94%
For the Year Ended October 31, 2015
SDR(8)	$8.79	$0.24	$(0.38)	$(0.14)	$(0.19)	—	—	$(0.19)	$8.46	(1.62)%(6)	$75,256	1.08%(7)	0.76%(7)	3.18%(7)	90%
109

Financial Highlights
Hartford Schroders US Small Cap Opportunities Fund(1)
	Selected Per-Share Data(2)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value End of Period	Total Return(3)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(4)	Ratio of Expenses to Average Net Assets After Adjustments(4)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2016
SDR	$25.25	$0.12	$1.19(9)	$1.31	—	$(1.85)	—	$(1.85)	$24.71	5.74%	$6,806	1.26%	1.02%	0.50%	51%
For the Year Ended October 31, 2015
SDR(11)	$23.83	$(0.02)	$1.44	$1.42	—	—	—	—	$25.25	5.96%(6)	$21	1.90%(7)	1.05%(7)	(0.95)%(7)	49%
110

Financial Highlights
Hartford Schroders US Small/Mid Cap Opportunities Fund(1)
	Selected Per-Share Data(2)									Ratios and Supplemental Data
Class	Net Asset Value at Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unreal ized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distribu tions	Net Asset Value End of Period	Total Return(3)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjustments(4)	Ratio of Expenses to Average Net Assets After Adjustments(4)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2016
SDR	$12.76	$0.06	$0.92(9)	$0.98	$(0.01)	$(1.29)	—	$(1.30)	$12.44	8.77%	$5,111	1.33%	0.88%	0.47%	72%
For the Year Ended October 31, 2015
SDR(8)	$12.36	—	$0.40	$0.40	—	—	—	—	$12.76	3.24%(6)	$1,935	1.51%(7)	0.90%(7)	0.03%(7)	56%
111

Financial Highlights Footnotes
(1)
Prior to October 24, 2016, this Fund operated under a different name.

(2)
Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding.

(3)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4)
Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly.

(5)
Commenced operations on October 24, 2016.

(6)
Not annualized.

(7)
Annualized.

(8)
Commenced operations on December 30, 2014.

(9)
Includes redemption fees. Amount was less than $0.01 per share.

(10)
Commenced operations on December 19, 2014.

(11)
Commenced operations on September 28, 2015.

112

For More Information
Two documents are available that offer further information on the Funds:
Annual/Semi-Annual Report To Shareholders
Additional information about each Fund's investments is contained in the Fund’s annual report and semi-annual report, when available. In each Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year (or period as the case may be), as well as the independent registered public accounting firm’s report.
Statement of Additional Information (SAI)
The SAI contains more detailed information on the Funds. A current SAI and annual report have been filed with the SEC and the SAI is incorporated by reference into (which means it is legally a part of) this prospectus.
The Funds make available this prospectus, the SAI and annual/semi-annual reports free of charge, on the Funds’ web site at www.hartfordfunds.com.
To request a free copy of the current annual/semi-annual report, if available, for the Funds and/or the SAI or for shareholder inquiries or other information about the Funds, please contact the Funds at:
By Mail:
Hartford Funds P.O. Box 55022 Boston, MA 02205-5022	(For overnight mail) Hartford Funds 30 Dan Road, Suite 55022 Canton, MA 02021-2809
By Phone:
1-888-843-7824
On The Internet:
hartfordfunds.com
Or you may view or obtain these documents from the SEC:
In Person:
At the SEC Public Reference Room in Washington, DC. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.
By Mail:
Public Reference Section Securities and Exchange Commission Washington, DC 20549-1520
Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.
On the Internet or by E-Mail:
Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov
E-Mail: publicinfo@sec.gov
Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

Investing In Mutual Funds:
Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm. To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-int.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.
Net Asset Value
Each Fund’s net asset value is available on a daily basis on the Funds’ web site at www.hartfordfunds.com.
SEC File Number
The Hartford Mutual Funds II, Inc. 811-00558
MFPRO-SDR17
March 1, 2017

COMBINED STATEMENT OF ADDITIONAL INFORMATION

FOR HARTFORD FUNDS

This Combined Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the prospectuses of the series of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a “Company” and together, the “Companies”), as described below and as may be amended, restated or supplemented from time to time. Each Company is an open-end management investment company currently consisting of forty-four and fourteen separate series, respectively. This SAI relates only to the series of the Companies listed below (each a “Fund” and collectively, the “Funds”).

THE HARTFORD MUTUAL FUNDS, INC.

	Class A	Class T	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
The Hartford Balanced Fund	ITTAX	ITTLX	IHABX	HAFCX	ITTIX	ITTRX	ITTSX	ITTTX	—--	IHAYX	ITTFX
The Hartford Balanced Income Fund	HBLAX	HBLLX	HBLBX	HBLCX	HBLIX	HBLRX	HBLSX	HBLTX	HBLVX	HBLYX	HBLFX
The Hartford Capital Appreciation Fund	ITHAX	HCALX	IHCAX	HCACX	ITHIX	ITHRX	ITHSX	ITHTX	ITHVX	HCAYX	HCAFX
The Hartford Checks and Balances Fund	HCKAX	HCKLX	HCKBX	HCKCX	HCKIX	HCKRX	HCKSX	HCKTX	—--	—--	HCKFX
The Hartford Conservative Allocation Fund	HCVAX	HCVLX	HCVBX	HCVCX	HCVIX	HCVRX	HCVSX	HCVTX	—--	—--	HCVFX
Hartford Core Equity Fund	HAIAX	HGILX	HGIBX	HGICX	HGIIX	HGIRX	HGISX	HGITX	HAITX	HGIYX	HGIFX
The Hartford Dividend and Growth Fund	IHGIX	HDGLX	ITDGX	HDGCX	HDGIX	HDGRX	HDGSX	HDGTX	HDGVX	HDGYX	HDGFX
Hartford Emerging Markets Equity Fund	HERAX	HERLX	—--	HERCX	HERIX	HERRX	HERSX	HERTX	—--	HERYX	HERFX
The Hartford Emerging Markets Local Debt Fund	HLDAX	HLDLX	—--	HLDCX	HLDIX	HLDRX	HLDSX	HLDTX	—--	HLDYX	HLDFX
Hartford Environmental Opportunities Fund	HEOMX	HEOLX	—--	HEONX	HEOIX	HEORX	HEOSX	HEOTX	HEOVX	HEOYX	HEOFX
The Hartford Equity Income Fund	HQIAX	HQILX	HQIBX	HQICX	HQIIX	HQIRX	HQISX	HQITX	HQIVX	HQIYX	HQIFX
The Hartford Floating Rate Fund	HFLAX	HFLLX	HFLBX	HFLCX	HFLIX	HFLRX	HFLSX	HFLTX	—--	HFLYX	HFLFX
The Hartford Floating Rate High Income Fund	HFHAX	HFHLX	—--	HFHCX	HFHIX	HFHRX	HFHSX	HFHTX	—--	HFHYX	HFHFX
The Hartford Global All-Asset Fund	HLAAX	HLALX	—--	HLACX	HLAIX	HLARX	HLASX	HLATX	—--	HLAYX	HLAFX
Hartford Global Capital Appreciation Fund	HCTAX	HCTLX	HCTBX	HFCCX	HCTIX	HCTRX	HCTSX	HCTTX	—--	HCTYX	HCTFX
Hartford Global Equity Income Fund	HLEAX	HLELX	HLEBX	HLECX	HLEJX	HLERX	HLESX	HLETX	—--	HLEYX	HLEFX
The Hartford Global Real Asset Fund	HRLAX	HRLLX	—--	HRLCX	HRLIX	HRLRX	HRLSX	HRLTX	—--	HRLYX	HRLFX
The Hartford Growth Allocation Fund	HRAAX	HRALX	HRABX	HRACX	HRAIX	HRARX	HRASX	HRATX	—--	—--	HRAFX
The Hartford Healthcare Fund	HGHAX	HGHLX	HGHBX	HGHCX	HGHIX	HGHRX	HGHSX	HGHTX	—--	HGHYX	HGHFX
The Hartford High Yield Fund	HAHAX	HAHLX	HAHBX	HAHCX	HAHIX	HAHRX	HAHSX	HAHTX	—--	HAHYX	HAHFX
The Hartford Inflation Plus Fund	HIPAX	HIPLX	HIPBX	HIPCX	HIPIX	HIPRX	HIPSX	HIPTX	—--	HIPYX	HIPFX
Hartford International Equity Fund	HDVAX	HDVLX	HDVBX	HDVCX	HDVIX	HDVRX	HDVSX	HDVTX	—--	HDVYX	HDVFX
The Hartford International Growth Fund	HNCAX	HNCLX	HNCBX	HNCCX	HNCJX	HNCRX	HNCSX	HNCTX	—--	HNCYX	HNCFX
The Hartford International Opportunities Fund	IHOAX	IHOLX	HIOBX	HIOCX	IHOIX	IHORX	IHOSX	IHOTX	IHOVX	HAOYX	IHOFX
The Hartford International Small Company Fund	HNSAX	HNSLX	HNSBX	HNSCX	HNSJX	HNSRX	HNSSX	HNSTX	—--	HNSYX	HNSFX

1

	Class A	Class T	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
The Hartford International Value Fund	HILAX	HILLX	—--	HILCX	HILIX	HILRX	HILSX	HILTX	—--	HILYX	HILDX
Hartford Long/Short Global Equity Fund	HLOAX	HLOLX	—--	HLOCX	HLOIX	—--	—--	—--	—--	HLOYX	HLOFX
The Hartford MidCap Fund	HFMCX	HMDLX	HAMBX	HMDCX	HFMIX	HFMRX	HFMSX	HFMTX	HFMVX	HMDYX	HMDFX
The Hartford MidCap Value Fund	HMVAX	HMVLX	HMVBX	HMVCX	HMVJX	HMVRX	HMVSX	HMVTX	—--	HMVYX	HMVFX
Hartford Moderate Allocation Fund	HBAAX	HBALX	HBABX	HBACX	HBAIX	HBARX	HBASX	HBATX	—--	—--	HBADX
Hartford Multi-Asset Income Fund	HAFAX	HAFLX	—--	HAICX	HAFIX	HAFRX	HAFSX	HAFTX	—--	HAFYX	HAFDX
Hartford Municipal Income Fund	HMKAX	HMKLX	—--	HMKCX	HMKIX	—--	—--	—--	—--	—--	HMKFX
The Hartford Municipal Opportunities Fund	HHMAX	HHMLX	HHMBX	HHMCX	HHMIX	—--	—--	—--	—--	—--	HHMFX
Hartford Municipal Short Duration Fund	HMJAX	HMJLX	—--	HMJCX	HMJIX	—--	—--	—--	—--	—--	HMJFX
The Hartford Quality Bond Fund	HQBAX	HQBLX	—--	HQBCX	HQBIX	HQBRX	HQBSX	HQBTX	—--	HQBYX	HQBFX
Hartford Real Total Return Fund	HABMX	HABTX	—--	HABNX	HABOX	HABFX	HABQX	HABRX	—--	HABPX	HABAX
The Hartford Short Duration Fund	HSDAX	HSDLX	HSDBX	HSDCX	HSDIX	HSDRX	HSDSX	HSDTX	—--	HSDYX	HSDFX
Hartford Small Cap Core Fund	HSMAX	HSMLX	HSMBX	HTSCX	HSEIX	HSMRX	HSMSX	HSMTX	—--	HSMYX	HSMFX
The Hartford Small Company Fund	IHSAX	IHSLX	HSCBX	HSMCX	IHSIX	IHSRX	IHSSX	IHSUX	IHSVX	HSCYX	IHSFX
The Hartford Strategic Income Fund	HSNAX	HSNLX	HSNBX	HSNCX	HSNIX	HSNRX	HSNSX	HSNTX	HSNVX	HSNYX	HSNFX
The Hartford Total Return Bond Fund	ITBAX	ITBLX	ITBBX	HABCX	ITBIX	ITBRX	ITBUX	ITBTX	ITBVX	HABYX	ITBFX
The Hartford Unconstrained Bond Fund	HTIAX	HTILX	HTIBX	HTICX	HTIIX	HTIRX	HTISX	HTITX	—--	HTIYX	HTIFX
The Hartford World Bond Fund	HWDAX	HWDLX	—--	HWDCX	HWDIX	HWDRX	HWDSX	HWDTX	HWDVX	HWDYX	HWDFX

THE HARTFORD MUTUAL FUNDS II, INC.

	Class A	Class T	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
The Hartford Growth Opportunities Fund	HGOAX	HGOLX	HGOBX	HGOCX	HGOIX	HGORX	HGOSX	HGOTX	HGOVX	HGOYX	HGOFX
The Hartford Municipal Real Return Fund	HTNAX	HTNLX	HTNBX	HTNCX	HTNIX	—--	—--	—--	—--	HTNYX	HTNFX
The Hartford Small Cap Growth Fund	HSLAX	HSLLX	HSLBX	HSLCX	HSLIX	HSLRX	HSLSX	HSLTX	HSLVX	HSLYX	HSLFX
The Hartford Value Opportunities Fund	HVOAX	HVOLX	HVOBX	HVOCX	HVOIX	HVORX	HVOSX	HVOTX	—--	HVOYX	HVOFX

Each Fund’s prospectus is incorporated by reference into this SAI, and the portions of this SAI that relate to each Fund have been incorporated by reference into such Fund’s prospectus. The portions of this SAI that do not relate to a Fund do not form a part of such Fund’s SAI, have not been incorporated by reference into such Fund’s prospectus and should not be relied upon by investors in such Fund. The Funds’ audited financial statements as of October 31, 2016 are incorporated into this SAI by reference to the Companies’ Annual Reports to Shareholders. A free copy of each Annual/Semi-Annual Report and each Fund’s prospectus is available on the Funds’ website at www.hartfordfunds.com, upon request by writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 or by calling 1-888-843-7824.

Date of Prospectuses: March 1, 2017, as may be amended, restated or supplemented from time to time

Date of Statement of Additional Information: March 1, 2017

2

3

GENERAL INFORMATION

This SAI relates to all of the Funds listed on the front cover page. The Hartford Mutual Funds, Inc. was organized as a Maryland corporation on March 21, 1996. The Hartford Mutual Funds II, Inc. was organized as a Maryland corporation on March 23, 2001 and acquired the assets of each of its series by virtue of a reorganization effected November 30, 2001.

The Companies issue separate series of shares of stock for each Fund representing a fractional undivided interest in that Fund. Each Fund offers Class A, Class T, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class Y and Class F shares, with the following exceptions: Growth Allocation Fund, Moderate Allocation Fund and Conservative Allocation Fund, Checks and Balances Fund, Municipal Income Fund, Municipal Opportunities Fund and Municipal Short Duration Fund do not offer Class Y shares; and Emerging Markets Equity Fund, Emerging Markets Local Debt Fund, Environmental Opportunities Fund, Global All-Asset Fund, Global Real Asset Fund, International Value Fund, Long/Short Global Equity Fund, Multi-Asset Income Fund, Municipal Income Fund, Municipal Short Duration Fund, Quality Bond Fund, Real Total Return Fund, World Bond Fund, and Floating Rate High Income Fund do not offer Class B shares. Long/Short Global Equity Fund, Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund and Municipal Short Duration Fund do not offer Class R3, Class R4, Class R5 or Class R6 shares. Class R6 shares are currently offered by Balanced Income Fund, Capital Appreciation Fund, Core Equity Fund, Dividend and Growth Fund, Environmental Opportunities Fund, Equity Income Fund, Growth Opportunities Fund, International Opportunities Fund, MidCap Fund, Strategic Income Fund, Small Company Fund, Small Cap Growth Fund, Total Return Bond Fund and World Bond Fund. Class T shares are currently not available for purchase, unless indicated otherwise in a Fund’s summary prospectus.

Each of Growth Allocation Fund, Moderate Allocation Fund and Conservative Allocation Fund are referred to as the “Asset Allocation Funds.” The Asset Allocation Funds and the Checks and Balances Fund are referred to as “Funds of Funds.” Each Fund of Funds invests in one or more mutual funds and/or exchange traded funds (“ETFs”) managed by the Investment Manager or a wholly owned subsidiary of the Investment Manager (the “Underlying Funds”) and may also invest in the shares of unaffiliated money market funds, unaffiliated exchange traded funds and exchange traded notes (“ETNs”).

Each Fund is offered through a prospectus relating to one or more Funds and their classes. This SAI relates to Class A, T, B, C, I, R3, R4, R5, R6, Y and F shares.

Effective September 30, 2009, no new or additional investments are allowed in Class B shares of the Funds (including investments through any systematic investment plan). However, if Class B shareholders who owned their shares on or before September 30, 2009 have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the relevant Fund.

Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”) is the investment manager to each Fund. Hartford Funds Distributors, LLC (“HFD”) is the principal underwriter to each Fund. HFMC and HFD are indirect subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company. The Hartford may be deemed to control each of HFMC and HFD through the indirect ownership of such entities. In addition, Wellington Management Company LLP (“Wellington Management”) is a sub-adviser to all of the Funds (except the Funds of Funds) and provides the daily investment of the assets for such Funds (the “sub-adviser”).

The date each fund commenced operations is indicated below:

Balanced Fund	July 22, 1996
Balanced Income Fund	July 31, 2006
Capital Appreciation Fund	July 22, 1996
Checks and Balances Fund	May 31, 2007
Conservative Allocation Fund	May 28, 2004
Core Equity Fund	April 30, 1998
Dividend and Growth Fund	July 22, 1996
Emerging Markets Equity Fund	May 31, 2011
Emerging Markets Local Debt Fund	May 31, 2011
Environmental Opportunities Fund	February 29, 2016
Equity Income Fund	August 28, 2003
Floating Rate Fund	April 29, 2005
Floating Rate High Income Fund	September 30, 2011
Global All-Asset Fund	May 28, 2010
Global Capital Appreciation Fund	April 29, 2005
Global Real Asset Fund	May 28, 2010
Global Equity Income Fund	February 29, 2008
Growth Allocation Fund	May 28, 2004
Growth Opportunities Fund	March 31, 1963
Healthcare Fund	May 1, 2000
High Yield Fund	September 30, 1998
Inflation Plus Fund	October 31, 2002
International Equity Fund	June 30, 2008
International Growth Fund	April 30, 2001
International Opportunities Fund	July 22, 1996

4

International Small Company Fund	April 30, 2001
International Value Fund	May 28, 2010
Long/Short Global Equity Income Fund	August 29, 2014
MidCap Fund	December 31, 1997
MidCap Value Fund	April 30, 2001
Moderate Allocation Fund	May 28, 2004
Multi-Asset Income Fund	April 30, 2014
Municipal Income Fund	May 29, 2015
Municipal Opportunities Fund	May 31, 2007
Municipal Real Return Fund	June 2, 1986
Municipal Short Duration Fund	May 29, 2015
Quality Bond Fund	November 30, 2012
Real Total Return Fund	November 29, 2013
Short Duration Fund	October 31, 2002
Small Cap Core Fund	January 1, 2005
Small Cap Growth Fund	January 4, 1988
Small Company Fund	July 22, 1996
Strategic Income Fund	May 31, 2007
Total Return Bond Fund	July 22, 1996
Unconstrained Bond Fund	October 31, 2002
Value Opportunities Fund	January 2, 1996
World Bond Fund	May 31, 2011

HFMC also serves as the investment manager to the series of Hartford Funds Master Fund, Hartford Funds NextShares Trust and to Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., the series of which are primarily used as investment options for variable annuity contracts and variable life insurance contracts issued by Hartford Life Insurance Company (“HLIC”) and its affiliates, for other insurance companies, and for certain retirement plans.

Investments in the Funds are not:

•	Deposits or obligations of any bank;

•	Guaranteed or endorsed by any bank; or

•	Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

The prospectuses and SAI do not purport to create any contractual obligations between a Company or any Fund and its shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with the investment manager or other parties who provide services to the Funds.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and principal investment strategies of each Fund are described in each Fund’s prospectus. Additional information concerning certain of the Funds’ investments, strategies and risks is set forth below.

A.	FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

Each Fund has adopted the fundamental investment restrictions set forth below. Fundamental investment restrictions may not be changed with respect to a Fund without the approval of a majority of the Fund’s outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act and as used in the prospectuses and this SAI, a “majority of the outstanding voting securities” means the lesser of (1) the holders of 67% or more of the outstanding shares of a Fund (or a class of the outstanding shares of a Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund (or of the class).

Unless otherwise provided below, all references below to the assets of each Fund are in terms of current market value.

Each Fund:

1. will not borrow money or issue any class of senior securities, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

2.

(a)       (except for Environmental Opportunities Fund, Floating Rate High Income Fund, Global Real Asset Fund, Healthcare Fund, MidCap Fund, Municipal Opportunities Fund and Small Company Fund) will not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and the rules and regulations thereunder as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction;

5

(b)       each of Environmental Opportunities Fund, Floating Rate High Income Fund, MidCap Fund, Municipal Opportunities Fund and Small Company Fund will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry. With respect to Municipal Opportunities Fund, (i) tax exempt securities are not subject to this limitation unless they are backed by the assets and revenues of non-governmental issuers and (ii) this limitation will not apply to tax exempt securities that have been refunded with U.S. government securities;

(c)       Global Real Asset Fund will normally invest at least 25% of its assets, in the aggregate, in the natural resources industry;

(d)       Healthcare Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals and biotechnology, medical products and health services;

3. will not make loans, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

4. will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws;

5.

(a)       (except for Floating Rate High Income Fund, Healthcare Fund, MidCap Fund, Municipal Opportunities Fund and Small Company Fund) will not purchase or sell real estate, except to the extent permitted under the 1940 Act and the rules and regulations thereunder, as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction;

(b)       each of Floating Rate High Income Fund, Healthcare Fund, MidCap Fund, Municipal Opportunities Fund and Small Company Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein;

6.

(a)       (except for Floating Rate High Income Fund, Healthcare Fund, MidCap Fund, Municipal Opportunities Fund and Small Company Fund) will not invest in physical commodities or contracts relating to physical commodities, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time and as set forth in the Fund’s prospectus and SAI;

(b)       each of Floating Rate High Income Fund, Healthcare Fund, MidCap Fund, Municipal Opportunities Fund and Small Company Fund will not purchase or sell commodities or commodities contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.

In addition, under normal circumstances, Municipal Income Fund, Municipal Real Return Fund, Municipal Opportunities Fund and Municipal Short Duration Fund will each invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax. Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund and Municipal Short Duration Fund will not invest more than 25% of its total assets in limited obligation bonds payable only from revenues derived from facilities or projects within a single industry.

Notwithstanding the foregoing investment restrictions, the Underlying Funds in which the Funds of Funds may invest have adopted certain investment restrictions that may be more or less restrictive than those listed above, thereby permitting a Fund of Funds to engage indirectly in investment strategies that may be prohibited under the investment restrictions listed above.

B.	NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

The following restrictions are non-fundamental restrictions and may be changed by the Board of Directors of the respective Company (the “Board”) without shareholder approval.

Each Fund may not:

1. Pledge its assets other than to secure permitted borrowings or to secure investments permitted by the Fund’s investment policies as set forth in its prospectus and this SAI, as they may be amended from time to time, and applicable law.

2. Purchase securities on margin except to the extent permitted by applicable law.

3. With the exception of Floating Rate Fund and Floating Rate High Income Fund, purchase securities while outstanding borrowings exceed 5% of a Fund’s total assets, except where the borrowing is for temporary or emergency purposes. Reverse repurchase agreements, dollar rolls, securities lending, borrowing securities in connection with short sales (where permitted in a Fund’s prospectus and SAI), and other investments or transactions described in the Fund’s prospectus and this SAI, as they may be amended from time to time, are not deemed to be borrowings for purposes of this restriction.

4. Make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s prospectus and SAI, as amended from time to time, and applicable law.

6

5. Invest more than 15% of the Fund’s net assets in illiquid securities.

With respect to the fundamental policy described above of certain Funds to not invest more than 25% of their total assets in certain limited obligation bonds, utility companies, gas, electric, water and telephone companies will be considered separate industries. Also, municipal bonds refunded with U.S. Government securities will be treated as investments in U.S. Government securities, and are not subject to this 25% fundamental policy or the 5% diversification requirement of the 1940 Act. Such refunded municipal bonds will, however, be counted for purposes of the policy that Municipal Real Return Fund must invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax. Under this policy, “assets” means net assets plus the amount of any borrowings for investment purposes.

C.	NON-FUNDAMENTAL TAX RESTRICTIONS OF THE FUNDS

Each Fund must:

1. Maintain its assets so that, at the close of each quarter of its taxable year,

(a)       at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (including bank loans), limited in respect of any one issuer to no more than 5 percent of the fair market value of the Fund’s total assets and 10 percent of the outstanding voting securities of such issuer, and

(b)       no more than 25 percent of the fair market value of its total assets is invested in the securities (including bank loans) of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses, or of one or more qualified publicly traded partnerships.

These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the Board without shareholder approval to the extent appropriate in light of changes to applicable tax law requirements.

D.	CLASSIFICATION

Each Fund, except Emerging Markets Local Debt Fund and World Bond Fund, has elected to be classified as a diversified series of an open-end management investment company. As a diversified fund, at least 75% of the value of each such Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer (i) to an amount not greater in value than 5% of the value of the total assets of such Fund and (ii) to not more than 10% of the outstanding voting securities of such issuer.

Emerging Markets Local Debt Fund and World Bond Fund each has elected to be classified as a non-diversified series of an open-end management investment company, which means that these Funds are not required to comply with the diversification rules of the 1940 Act set forth in the prior paragraph, although each such Fund must meet the tax-related diversification requirements set forth in Section C above.

A Fund may not change its classification status from diversified to non-diversified without the prior approval of shareholders but may change its classification status from non-diversified to diversified without such approval.

E.	ADDITIONAL INFORMATION REGARDING INVESTMENT RESTRICTIONS

Except with respect to the asset coverage requirements included in the limitation on borrowing set forth in Section A.1 above, if the percentage restrictions on investments described in this SAI and any Prospectus are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in the values of securities or loans, a change in a Fund’s net assets or a change in security characteristics is not a violation of any of such restrictions.

The information below is not considered to be part of a Fund’s fundamental policy and is provided for informational purposes only.

With respect to investment restriction 2(a), the 1940 Act does not define what constitutes “concentration” in an industry. However, the U.S. Securities and Exchange Commission (“SEC”) has taken the position that an investment in excess of 25% of a Fund’s total assets in one or more issuers conducting their principal business activities in the same industry generally constitutes concentration. The Funds do not apply this restriction to municipal securities, repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or other investment companies.

With respect to investment restriction 5(a), the 1940 Act does not directly restrict a Fund’s ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. A Fund may acquire real estate as a result of ownership of securities or other instruments and a Fund may invest in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. A Fund is limited in the amount of illiquid assets it may purchase, and to the extent that investments in real estate are considered illiquid, the current position of the SEC generally limits a Fund’s purchases of illiquid securities to 15% of its net assets.

With respect to investment restriction 6(a), although the 1940 Act does not directly limit a Fund’s ability to invest in physical commodities or contracts relating to physical commodities, a Fund’s investments in physical commodities or contracts relating to physical commodities may be limited by a Fund’s intention to qualify as a registered investment company, as at least 90% of its gross income must come from certain qualifying sources of income, and income from physical commodities or contracts relating to physical commodities

7

does not constitute qualifying income for this purpose. In addition, to the extent that any physical commodity or contracts relating to a physical commodity is considered to be an illiquid investment, the current SEC staff position would generally limit a Fund’s purchases of illiquid securities to 15% of net assets of the Fund. Other restrictions that could also limit a Fund’s investment in physical commodities or contracts relating to physical commodities include where that investment implicates a Fund’s diversification, concentration, or securities-related issuer policies, and where the Fund would need to take certain steps as set forth in its policies to avoid being considered to issue any class of senior securities.

F.	CERTAIN INVESTMENT STRATEGIES, RISKS AND CONSIDERATIONS

The investment objective and principal investment strategies for each Fund are discussed in each Fund’s prospectus. Because each Fund of Funds invests in one or more of the Underlying Funds, investors in each Fund of Funds will be affected by the Underlying Funds’ investment strategies in direct proportion to the amount of assets each Fund of Funds allocates to the Underlying Fund pursuing such strategies. Accordingly, each Fund of Funds is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. Similarly, each Fund of Funds is subject to the same risks as any unaffiliated money market fund, unaffiliated ETFs and ETNs in which it invests in direct proportion to the investment by such Fund of Funds. Set forth below are further descriptions of certain types of investments and investment strategies used by one or more of the Funds. Please see each Fund’s prospectus and the “Investment Objectives and Policies” section of this SAI for further information on each Fund’s investment policies and risks.

Certain descriptions in each Fund’s prospectus and this SAI of a particular investment practice or technique in which the Funds may engage or a financial instrument that the Funds may purchase are meant to describe the spectrum of investments that a Fund’s investment manager or sub-adviser, as applicable, in its discretion, might, but is not required to, use in managing the Fund’s portfolio assets in accordance with the Fund’s investment objective, policies and restrictions. The investment manager or sub-adviser, as applicable, in its discretion, may employ any such practice, technique or instrument for one or more of the Funds, but not for all of the Funds, for which it serves as the investment manager or sub-adviser, as applicable. It is possible that certain types of financial instruments or techniques may not be available, permissible or effective for their intended purposes in all markets.

Each Fund listed below has currently elected to register with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool.

Registered Funds
Real Total Return Fund
Strategic Income Fund
Unconstrained Bond Fund
World Bond Fund
Emerging Markets Local Debt Fund
Global All-Asset Fund
Global Real Asset Fund
Multi-Asset Income Fund
Municipal Real Return Fund
Total Return Bond Fund

Each Fund, other than the Registered Funds listed above, has currently elected not to register with the CFTC as a commodity pool. As a result, each such Fund will not purchase commodity futures, commodity options contracts, or swaps if, immediately after and as a result of such purchase, (i) the Fund’s aggregate initial margin and premiums posted for its non-bona fide hedging trading in these instruments exceeds 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and losses and excluding the in the-money amount of an option at the time of purchase) or (ii) the aggregate net notional value of the Fund’s positions in such instruments not used solely for bona fide hedging purposes exceeds 100 percent of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and losses).

Each Fund, including each Registered Fund, may choose to change its election at any time. If a Fund operates subject to CFTC regulation, it may incur additional expenses.

The Board may convert any Fund to a master-feeder structure without shareholder approval and with advance notice to the Fund’s shareholders. Under a master-feeder structure, the Fund (i.e., feeder fund) would seek to achieve its investment objective by, instead of investing in portfolio securities directly, investing all or a portion of its investable assets in another open-end investment management company (i.e., master fund) with substantially the same investment objective, restrictions and policies.

8

INVESTMENT RISKS

The tables and discussion set forth below provide descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see each Fund’s Prospectus and the “Investment Objectives and Policies” section of this SAI for further information on each Fund’s investment policies and risks. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified in the tables below as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s SAI and should not be relied on by investors in that Covered Fund. Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of the Covered Fund’s SAI. For purposes of this section only, the term “Funds” is defined as each of the Funds (except the Funds of Funds as defined earlier) listed on the front cover page. With respect to the Funds of Funds, the term “Funds” refers to each of the Funds of Funds or an Underlying Fund in which the Funds of Funds may invest, as applicable.

	Balanced	Balanced Income	Capital Appreciation	Core Equity	Dividend and Growth	Emerging Markets Equity	Emerging Markets Local Debt	Environmental Opportunities	Equity Income	Floating Rate	Floating Rate High Income	Global All-Asset	Global Capital Appreciation	Global Equity Income	Global Real Asset	Growth Opportunities	Healthcare	High Yield	International Equity	Inflation Plus	International Growth
Active Trading Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X		X	X	X
Asset Allocation Risk	X	X	X							X	X	X	X		X			X	X	X	X
Asset-Backed Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Collateralized Debt Obligations (CDOs)	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Asset Segregation	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Bond Forwards Risk	X	X					X	X				X			X					X
Borrowing	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Call Risk	X	X					X	X		X	X	X			X			X		X
Commodities Regulatory Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Commodities Related Investments Risk												X			X
Convertible Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Cybersecurity Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X		X
Derivative Instruments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Options Contracts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Equity Linked Notes
Futures Contracts and Options on Futures Contracts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Swap Agreements and Swaptions	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Inflation-Linked Instruments		X					X	X				X			X					X
Hybrid Instruments	X	X	X				X	X		X	X	X			X			X		X
Credit-Linked Securities		X					X					X			X			X		X
Index Securities and Structured Notes		X					X			X	X	X						X		X
Event Linked Bonds										X	X	X			X
Foreign Currency Transactions	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Risk Factors in Derivative Instruments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Dividend Paying Security Investment Risk	X	X	X	X	X	X		X	X			X	X	X				X	X		X
Dollar Rolls	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Equity Risk	X	X	X	X	X	X		X	X			X	X	X	X	X	X	X	X		X
Exchange-Traded Funds (ETFs)	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Exchange-Traded Notes (ETNs)	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Event Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Fixed Income Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Foreign Investments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

9

	Balanced	Balanced Income	Capital Appreciation	Core Equity	Dividend and Growth	Emerging Markets Equity	Emerging Markets Local Debt	Environmental Opportunities	Equity Income	Floating Rate	Floating Rate High Income	Global All-Asset	Global Capital Appreciation	Global Equity Income	Global Real Asset	Growth Opportunities	Healthcare	High Yield	International Equity	Inflation Plus	International Growth
Fund of Funds Structure Risks														X
Government Intervention in Financial Markets	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Growth Investing Style Risk			X										X		X	X			X		X
Healthcare-Related Securities Risk	X	X	X	X	X	X			X	X	X	X	X	X	X	X	X	X	X	X	X
High Yield Investments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Distressed Securities							X	X		X	X	X						X
Illiquid Investments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Industry Concentration Risk															X		X
Inflation Protected Debt Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Initial Public Offerings	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X		X
Interest Rate Risk	X	X					X	X		X	X	X			X			X		X
Interfund Lending	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Inverse Floating Rate Securities							X					X			X
Investment Grade Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investment Strategy Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investments in a Subsidiary												X			X
Investments in Emerging Market Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Large Shareholder Transaction Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Lending Portfolio Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Liquidation of Funds	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Loans and Loan Participations	X	X					X			X	X	X			X			X		X
LIBOR Risk	X	X					X			X	X	X			X			X		X
Floating Rate Loans		X					X			X	X	X			X			X		X
Loan Participations	X	X					X			X	X	X			X			X		X
Senior Loans		X					X			X	X	X			X			X		X
Unsecured Loans Risk		X					X			X	X	X			X			X		X
Market Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Master Limited Partnership (MLP) Risk	X	X	X				X			X	X	X	X		X	X		X	X	X
Mid Cap Securities Risk	X	X	X	X	X	X		X	X			X	X	X	X	X	X		X		X
Money Market Instruments and Temporary Investment Strategies	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Mortgage-Related Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Municipal Securities		X					X					X			X			X		X
Non-Diversification Risk							X
Operational Risks	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Other Capital Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Other Investment Companies	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Preferred Stock Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Private Placement Risk			X										X			X			X
Private Investments in Public Equity (PIPES)			X										X			X			X
Quantitative Investing Risk				X		X													X	X
Real Estate Related Securities Risks	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Recent Fixed Income Market Events	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Repurchase and Reverse Repurchase Agreements	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Restricted Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Sector Risk								X								X

10

	Balanced	Balanced Income	Capital Appreciation	Core Equity	Dividend and Growth	Emerging Markets Equity	Emerging Markets Local Debt	Environmental Opportunities	Equity Income	Floating Rate	Floating Rate High Income	Global All-Asset	Global Capital Appreciation	Global Equity Income	Global Real Asset	Growth Opportunities	Healthcare	High Yield	International Equity	Inflation Plus	International Growth
Utilities Sector Risk								X
Industrials Sector Risk								X
Securities Trusts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Short Sales Risk												X
Small Capitalization Securities	X	X	X	X	X	X		X	X	X	X	X	X	X	X	X	X	X	X		X
Sovereign Debt	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Stripped Securities																				X
Structured Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Sustainable and Responsible Investing Risk								X
Taxable Income Risk	X	X	X	X	X	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
To Be Announced (TBA) Transactions Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Short Sales of TBA Investments Risk	X	X					X			X	X	X			X			X		X
Use as Underlying Fund Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
U.S. Government Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Treasury Inflation-Protection Securities	X	X	X	X	X	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X
Value Investing Style Risk	X	X	X		X				X				X	X					X
Volatility Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Warrants and Rights Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Zero Coupon Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

11

	International Opportunities	International Small Company	International Value	Long/Short Global Equity	MidCap	MidCap Value	Multi-Asset Income	Municipal Income	Municipal Opportunities	Municipal Real Return	Municipal Short Duration	Quality Bond	Real Total Return	Short Duration	Small Cap Core	Small Cap Growth	Small Company	Strategic Income	Total Return Bond	Unconstrained Bond	Value Opportunities	World Bond
Active Trading Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Asset Allocation Risk							X					X	X	X		X	X	X	X	X		X
Asset-Backed Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Collateralized Debt Obligations (CDOs)	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Asset Segregation	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Bond Forwards Risk							X	X	X	X	X	X	X	X				X	X	X		X
Borrowing	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Call Risk				X			X	X	X	X	X	X	X	X				X	X	X		X
Commodities Regulatory Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Commodities Related Investments Risk													X
Convertible Securities	X	X	X	X	X	X	X					X	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Cybersecurity Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Derivative Instruments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Options Contracts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Equity Linked Notes							X
Futures Contracts and Options on Futures Contracts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Swap Agreements and Swaptions	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Inflation-Linked Instruments							X	X	X	X	X	X	X	X				X	X	X		X
Hybrid Instruments							X	X	X	X	X	X	X	X				X	X	X		X
Credit-Linked Securities							X	X	X	X	X	X	X	X				X	X	X		X
Index Securities and Structured Notes							X	X	X	X	X	X	X	X				X	X	X		X
Event Linked Bonds							X	X	X	X	X	X	X					X	X	X		X
Foreign Currency Transactions	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Risk Factors in Derivative Instruments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Dividend Paying Security Investment Risk	X	X	X	X	X	X	X					X	X			X
Dollar Rolls	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Equity Risk	X	X	X	X	X	X	X						X		X	X	X	X			X
Exchange-Traded Funds (ETFs)	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Exchange-Traded Notes (ETNs)	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Event Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Fixed Income Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Foreign Investments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Fund of Funds Structure Risks
Government Intervention in Financial Markets	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Growth Investing Style Risk		X														X	X
Healthcare-Related Securities Risk	X	X	X	X	X	X		X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
High Yield Investments	X	X	X	X	X	X	X	X	X	X	X	X	X	X		X	X	X	X	X	X	X
Distressed Securities							X						X				X	X	X	X		X
Illiquid Investments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

12

	International Opportunities	International Small Company	International Value	Long/Short Global Equity	MidCap	MidCap Value	Multi-Asset Income	Municipal Income	Municipal Opportunities	Municipal Real Return	Municipal Short Duration	Quality Bond	Real Total Return	Short Duration	Small Cap Core	Small Cap Growth	Small Company	Strategic Income	Total Return Bond	Unconstrained Bond	Value Opportunities	World Bond

Industry Concentration Risk
Inflation Protected Debt Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Initial Public Offerings	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Interest Rate Risk							X	X	X	X	X	X	X	X				X	X	X		X
Interfund Lending	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Inverse Floating Rate Securities							X	X	X	X	X	X	X	X				X	X	X		X
Investment Grade Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investment Strategy Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investments in a Subsidiary
Investments in Emerging Market Securities	X	X	X	X	X	X	X					X	X	X	X	X	X	X	X	X	X	X
Large Shareholder Transaction Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Lending Portfolio Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Liquidation of Funds	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Loans and Loan Participations							X					X	X	X				X	X	X		X
LIBOR Risk							X					X	X	X				X	X	X		X
Floating Rate Loans							X					X	X	X				X	X	X		X
Loan Participations							X					X	X	X				X	X	X		X
Senior Loans							X					X	X	X				X	X	X		X
Unsecured Loans Risk							X					X	X	X				X	X	X		X
Market Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Master Limited Partnership (MLP) Risk				X			X					X	X	X			X	X	X	X		X
Mid Cap Securities Risk	X	X	X	X	X	X	X						X		X	X	X				X
Money Market Instruments and Temporary Investment Strategies	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Mortgage-Related Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Municipal Securities							X	X	X	X	X	X	X	X				X	X	X		X
Non-Diversification Risk																						X
Operational Risks	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Other Capital Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Other Investment Companies	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Preferred Stock Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Private Placement Risk				X													X
Private Investments in Public Equity (PIPES)				X													X
Quantitative Investing Risk				X			X						X		X	X	X	X	X	X		X
Real Estate Related Securities Risks	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Recent Fixed Income Market Events	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Repurchase and Reverse Repurchase Agreements	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Restricted Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Sector Risk	X				X	X									X	X	X				X

13

	International Opportunities	International Small Company	International Value	Long/Short Global Equity	MidCap	MidCap Value	Multi-Asset Income	Municipal Income	Municipal Opportunities	Municipal Real Return	Municipal Short Duration	Quality Bond	Real Total Return	Short Duration	Small Cap Core	Small Cap Growth	Small Company	Strategic Income	Total Return Bond	Unconstrained Bond	Value Opportunities	World Bond

Utilities Sector Risk
Industrials Sector Risk
Securities Trusts	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Short Sales Risk				X
Small Capitalization Securities	X	X	X	X	X	X	X					X	X		X	X	X	X		X	X	X
Sovereign Debt	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Stripped Securities							X	X	X		X	X	X	X				X	X	X		X
Structured Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Sustainable and Responsible Investing Risk
Taxable Income Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
To Be Announced (TBA) Transactions Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Short Sales of TBA Investments Risk							X	X	X	X	X	X	X	X				X	X	X		X
Use as Underlying Fund Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
U.S. Government Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Treasury Inflation-Protection Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Value Investing Style Risk		X	X			X															X
Volatility Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Warrants and Rights Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Zero Coupon Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X

14

	Checks and Balances	Conservative Allocation	Growth Allocation	Moderate Allocation
Active Trading Risk	X	X	X	X
Asset Allocation Risk	X	X	X	X
Asset-Backed Securities	X	X	X	X
Collateralized Debt Obligations (CDOs)	X	X	X	X
Asset Segregation	X	X	X	X
Bond Forwards Risk	X	X	X	X
Borrowing	X	X	X	X
Call Risk	X	X	X	X
Commodities Regulatory Risk	X	X	X	X
Commodities Related Investments Risk		X	X	X
Convertible Securities	X	X	X	X
Counterparty Risk	X	X	X	X
Credit Risk	X	X	X	X
Cybersecurity Risk	X	X	X	X
Depositary Receipts	X	X	X	X
Derivative Instruments	X	X	X	X
Options Contracts	X	X	X	X
Equity Linked Notes		X	X	X
Futures Contracts and Options on Futures Contracts	X	X	X	X
Swap Agreements and Swaptions	X	X	X	X
Inflation-Linked Instruments	X	X	X	X
Hybrid Instruments	X	X	X	X
Credit-Linked Securities	X	X	X	X
Index Securities and Structured Notes	X	X	X	X
Event Linked Bonds	X	X	X	X
Foreign Currency Transactions	X	X	X	X
Risk Factors in Derivative Instruments	X	X	X	X
Dividend Paying Security Investment Risk	X	X	X	X
Dollar Rolls	X	X	X	X
Equity Risk	X	X	X	X
Exchange-Traded Funds (ETFs)	X	X	X	X
Exchange-Traded Notes (ETNs)	X	X	X	X
Event Risk	X	X	X	X
Fixed Income Securities	X	X	X	X
Foreign Investments	X	X	X	X
Fund of Funds Structure Risks	X	X	X	X
Government Intervention in Financial Markets	X	X	X	X
Growth Investing Style Risk	X	X	X	X
Healthcare-Related Securities Risk	X	X	X	X
High Yield Securities (“Junk Bonds”)	X	X	X	X
Distressed Securities	X	X	X	X
Illiquid Investments	X	X	X	X
Industry Concentration Risk		X	X	X
Inflation Protected Debt Securities	X	X	X	X
Initial Public Offerings	X	X	X	X
Interest Rate Risk	X	X	X	X
Interfund Lending	X	X	X	X
Inverse Floating Rate Securities	X	X	X	X
Investment Grade Securities	X	X	X	X
Investment Strategy Risk	X	X	X	X
Investments in a Subsidiary		X	X	X
Investments in Emerging Market Securities	X	X	X	X
Large Shareholder Transaction Risk	X	X	X	X
Lending Portfolio Securities	X	X	X	X
Liquidation of Funds	X	X	X	X
Loans and Loan Participations	X	X	X	X
LIBOR Risk	X	X	X	X
Floating Rate Loans	X	X	X	X
Loan Participations	X	X	X	X
Senior Loans	X	X	X	X
Unsecured Loans Risk	X	X	X	X
Market Risk	X	X	X	X
Master Limited Partnership (MLP) Risk	X	X	X	X
Mid Cap Securities Risk	X	X	X	X
Money Market Instruments and Temporary Investment Strategies	X	X	X	X
Mortgage-Related Securities	X	X	X	X
Municipal Securities	X	X	X	X

15

	Checks and Balances	Conservative Allocation	Growth Allocation	Moderate Allocation

New Fund Risk		X	X	X
Non-Diversification Risk		X	X	X
Operational Risks	X	X	X	X
Other Capital Securities	X	X	X	X
Other Investment Companies	X	X	X	X
Preferred Stock Risk	X	X	X	X
Private Placement Risk	X	X	X	X
Private Investments in Public Equity (PIPES)	X	X	X	X
Quantitative Investing Risk	X	X	X	X
Real Estate Related Securities Risks	X	X	X	X
Recent Fixed Income Market Events	X	X	X	X
Repurchase and Reverse Repurchase Agreements	X	X	X	X
Restricted Securities	X	X	X	X
Sector Risk		X	X	X
Utilities Sector Risk		X	X	X
Industrials Sector Risk		X	X	X
Securities Trusts	X	X	X	X
Short Sales Risk		X	X	X
Small Capitalization Securities	X	X	X	X
Sovereign Debt	X	X	X	X
Stripped Securities	X	X	X	X
Structured Securities	X	X	X	X
Sustainable and Responsible Investing Risk	X	X	X	X
Taxable Income Risk	X	X	X	X
To Be Announced (TBA) Transactions Risk	X	X	X	X
Short Sales of TBA Securities Risk	X	X	X	X
Use as Underlying Fund Risk
U.S. Government Securities Risk	X	X	X	X
Treasury Inflation-Protection Securities	X	X	X	X
Value Investing Style Risk	X	X	X	X
Volatility Risk	X	X	X	X
Warrants and Rights Risk	X	X	X	X
Zero Coupon Securities	X	X	X	X

16

ACTIVE TRADING RISK. Active trading could increase a Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.

ASSET ALLOCATION RISK. A Fund’s ability to achieve its investment goal depends upon the investment manager’s skill in determining the Fund’s broad asset allocation mix and selecting underlying investments. Asset allocation risk is the risk that, if a Fund’s strategy for allocating assets among different asset classes and investments does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Certain Funds employ a multiple portfolio manager structure and combine different strategies into a single fund. The investment styles employed by the portfolio managers of these Funds may not be complementary, which could adversely affect the performance of such Funds.

ASSET-BACKED SECURITIES. Asset-backed securities are securities backed by a pool of some underlying asset, including but not limited to home equity loans, installment sale contracts, credit card receivables or other assets. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments — net of expenses — made by the borrower on the underlying assets (such as credit card receivables) are passed through to a Fund. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by a Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

Asset-backed securities do not always have the benefit of a security interest in the underlying asset. For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off amounts owed. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If the Funds purchase asset-backed securities that are “subordinated” to other interests in the same asset-backed pool, a Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Tax-exempt structured securities, such as tobacco bonds, are not considered asset-backed securities for purposes of each Fund’s investments.

Collateralized Debt Obligations (CDOs). A Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is typically backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CDO depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE trust), especially during a period of market volatility. CDOs may be deemed to be illiquid securities and subject to a Fund’s restrictions on investments in illiquid

17

securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. The Fund’s investment in CDOs will not receive the same investor protection as an investment in registered securities. In addition, prices of CDO tranches can decline considerably. In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) a Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results.

ASSET Segregation. To the extent required by the SEC guidelines, if a Fund engages in transactions that expose it to an obligation to another party, the Fund will either (i) hold an offsetting position for the same type of financial asset or (ii) maintain cash or liquid securities, designated on the Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered pursuant to clause (i). Assets used as offsetting positions, designated on the Fund’s books or held in a segregated account cannot be sold while the position(s) requiring cover is/are open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the Fund’s ability to meet shareholder redemption requests or other current obligations. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.

BOND FORWARDS RISK. A bond forward is a contractual agreement between a Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date. When a Fund enters into a bond forward, it will also simultaneously enter into a reverse repurchase agreement. In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward. If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period. Generally, the value of the bond forward will change based on changes in the value of the underlying asset. Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract). If there is no cash exchanged at the time a Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund’s ability to sell or otherwise use the investments used as collateral for the bond forward. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements carry the risk that the market value of the securities that a Fund is obligated to repurchase may decline below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of the any collateral held or assets segregated by the Fund to cover the transaction is less than the value of securities. The use of reverse repurchase agreements may increase the possibility of fluctuation in a Fund’s net asset value.

In order to reduce the risk associated with leveraging, a Fund may “set aside” liquid assets (as described in “Asset Segregation” above), or otherwise “cover” its position in bond forwards in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.

BORROWING. Each Fund may borrow money to the extent set forth under “Investment Objectives and Policies.” The Funds do not intend to borrow for leverage purposes, except as may be set forth under “Investment Objectives and Policies.” Interest paid on borrowings will decrease the net earnings of a Fund and will not be available for investment.

CALL RISK. Call risk is the risk that an issuer, especially during periods of falling interest rates, may redeem a security by repaying it early. Issuers may call outstanding securities prior to their maturity due to a decline in interest rates, a change in credit spreads or changes to or improvements in the issuer’s credit quality. If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest the money it receives in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features. This could potentially lower the Fund’s income, yield and its distributions to shareholders.

Commodities Regulatory Risk. Commodity-related companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. The CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily limits and the suspension of trading. Any of these actions, if taken, could adversely affect the returns of a Fund by limiting or precluding investment decisions the Fund might otherwise make. In addition, various national governments have expressed concern regarding the derivatives markets and the need to regulate such markets. Stricter laws, regulations or enforcement policies, with respect to the derivatives market, could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of commodity-related companies. The effect of any future regulatory change on a Fund is impossible to predict, but could be substantial and adverse to the Fund. Also, future regulatory developments may impact a Fund’s ability to invest in commodity-linked derivatives. In addition, the Internal Revenue Service (the “IRS”) has currently suspended the issuance of private letter rulings relating to the tax treatment of income and gain generated by investments in commodity-linked notes and income

18

generated by investments in controlled foreign corporations that invest in commodity-linked derivative instruments. See “Investments in a Subsidiary” below.

COMMODITIES RELATED INVESTMENTS RISK. Investment in commodity related securities or commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities.  The commodities markets have experienced periods of extreme volatility. Volatility in the commodities markets may result in rapid and substantial changes (positive or negative) in the value of the Fund’s holdings. The value of commodity related securities and commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, lack of liquidity, and events or circumstances that affect a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments, as well as participation in the commodities markets of speculators as well as commodity index volatility generally.  The value of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies and are subject to temporary distortions and other disruptions due to, among other factors, the participation of speculators.  The commodity-linked securities in which a Fund invests may be issued by companies in the financial services sector, and thus events affecting the financial services sector may also cause the Fund’s share value to fluctuate. The frequency and magnitude of changes in the commodities markets cannot be predicted. U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices which may occur in a single business day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle to a greater extent than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

CONVERTIBLE SECURITIES. The market value of a convertible security typically performs like that of a regular debt security; this means that if market interest rates rise, the value of a convertible security usually falls. Convertible securities are also subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk that apply to the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable).

Contingent Convertibles. Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

•	Loss absorption risk. CoCos have no stated maturity and have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

•	Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Funds, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

•	Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

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Synthetic Convertibles. Synthetic convertible securities involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible component is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

COUNTERPARTY Risk. With respect to certain transactions, such as over-the-counter derivatives contracts or repurchase agreements, a Fund will be exposed to the risk that the counterparty to the transaction may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. In the event of a bankruptcy or insolvency of a counterparty, a Fund could experience delays in liquidating its positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, the inability to realize any gains on its investment during such period and any fees and expenses incurred in enforcing its rights. The Fund also bears the risk of loss of the amount expected to be received under a derivative transaction in the event of the default or bankruptcy of a counterparty.

CREDIT RISK. Credit risk is the risk that the issuer of a security will not be able to make timely principal and interest payments. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities issued by the U.S. Treasury historically have presented minimal credit risk. However, in recent years the long-term U.S. credit rating was downgraded by at least one major rating agency as a result of disagreements with the U.S. Government over raising the debt ceiling to repay outstanding obligations and this event has introduced greater uncertainty about the future ability of the U.S. to repay its obligations due to political or other developments. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of a Fund’s investments.

Cybersecurity Risk. Cybersecurity breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. Intentional cybersecurity incidents include: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information.

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on the Funds. For example, in a denial of service, Fund shareholders could lose access to their electronic accounts indefinitely, and employees of the investment manager, the sub-adviser, or the Funds’ other service providers may not be able to access electronic systems to perform critical duties for the Funds, such as trading, NAV calculation, shareholder accounting, or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause the Funds, the investment manager, the sub-adviser, or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, or financial loss. They may also result in violations of applicable privacy and other laws. In addition, such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.

The investment manager, the sub-adviser, and their affiliates have established risk management systems that seek to reduce cybersecurity risks, and business continuity plans in the event of a cybersecurity breach. However, there are inherent limitations in such plans, including that certain risks have not been identified, and there is no guarantee that such efforts will succeed, especially since none of the investment manager, the sub-adviser, or their affiliates controls the cybersecurity systems of the Funds’ third-party service providers (including the Funds’ custodian), or those of the issuers of securities in which the Funds invest.

DEPOSITARY RECEIPTS (ADRs, EDRs and GDRs). Certain Funds may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs are receipts typically issued by a U.S. bank or trust company that evidence underlying securities issued by a foreign corporation. ADRs are traded on U.S. securities exchanges, or in over-the-counter markets, and are denominated in U.S. dollars. EDRs and GDRs are similar instruments that are issued in Europe (EDRs) or globally (GDRs), traded on foreign securities exchanges and denominated in foreign currencies. The value of a depositary receipt will fluctuate with the value of the underlying security, reflect changes in exchange rates and otherwise involve the same risks associated with the foreign securities that they evidence or into which they may be converted. A Fund may also invest in depositary receipts that are not sponsored by a financial institution (“Unsponsored Depositary Receipts”). Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of Unsponsored Depositary Receipts are not obligated to disclose information that would be considered material in the United States. Therefore, there may be less information available regarding their issuers and there may not be a correlation between such information and the market value of the depositary receipts.

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Certain Funds may also invest in Global Depositary Notes (“GDN”), a form of depositary receipt. A GDN is a debt instrument created by a bank that evidences ownership of a local currency-denominated debt security. An investment in GDNs involves further risks due to certain features of GDNs. GDNs emulate the terms (interest rate, maturity date, credit quality, etc.) of particular local currency-denominated bonds; however, they trade, settle, and pay interest and principal in U.S. dollars, and are Depository Trust Company/Euroclear/Clearstream eligible. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary. Certain investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert bonds into GDNs and vice versa. Such restrictions may cause bonds of the underlying issuer to trade at a discount or premium to the market price of the GDN. See also “Foreign Investments” below.

DERIVATIVE INSTRUMENTS

Certain Funds may use instruments called derivatives or derivative securities. Although each Fund of Funds primarily invests in Underlying Funds, each Fund of Funds may invest directly in derivative investments such as futures and options and swap transactions to manage risk, to replicate securities the Fund of Funds could buy, or for other investment purposes. A derivative is a financial instrument the value of which is derived from the value of one or more underlying securities, commodities, currencies, indices, debt instruments, other derivatives or any other agreed upon pricing index or arrangement (e.g., the movement over time of the Consumer Price Index or freight rates) (each an “Underlying Instrument”). Derivatives contracts are either physically settled, which means the parties trade the Underlying Instrument itself, or cash settled, which means the parties simply make cash payments based on the value of the Underlying Instrument (and do not actually deliver or receive the Underlying Instrument). Derivatives may allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

Many derivative contracts are traded on securities or commodities exchanges, the contract terms are generally standard, and the parties make payments due under the contracts through the exchange. Most exchanges require the parties to post margin against their obligations under the contracts, and the performance of the parties’ obligations under such contracts is usually guaranteed by the exchange or a related clearing corporation. Other derivative contracts are traded over-the-counter (“OTC”) in transactions negotiated directly between the counterparties. OTC derivative contracts do not have standard terms, so they are generally less liquid and more difficult to value than exchange-traded contracts. OTC derivatives also expose a Fund to additional credit risks to the extent a counterparty defaults on a contract. See “Additional Risk Factors and Considerations of OTC Transactions” below.

Depending on how a Fund uses derivatives and the relationships between the market values of the derivative and the Underlying Instrument, derivatives could increase or decrease a Fund’s exposure to the risks of the Underlying Instrument. Derivative contracts may also expose the Fund to additional liquidity and leverage risks. See “Risk Factors in Derivative Instruments” below.

Certain Funds may use derivatives for cash flow management or, as part of their overall investment strategies, to seek to replicate the performance of a particular index or to enhance returns. The use of derivatives to enhance returns is considered speculative because the Fund is primarily seeking to achieve gains rather than to offset, or hedge, the risks of other positions. When a Fund invests in a derivative for speculative purposes, the Fund is fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative itself. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging Risk. Each Fund may use derivative instruments to offset the risks, or to “hedge” the risks, associated with other Fund holdings. For example, derivatives may be used to hedge against movements in interest rates, currency exchange rates and the equity markets through the use of options, futures transactions and options on futures. Derivatives may also be used to hedge against duration risk in fixed-income investments. Losses on one Fund investment may be substantially reduced by gains on a derivative that reacts to the same market movements in an opposite manner. However, while hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative offsets the advantage of the hedge.

Among other risks, hedging involves correlation risk, which is the risk that changes in the value of the derivative will not match (i.e., will not offset) changes in the value of the holdings being hedged as expected by a Fund. In such a case, any losses on the Fund holdings being hedged may not be reduced or may even be increased as a result of the use of the derivative. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability effectively to hedge its portfolio.

There can be no assurance that the use of hedging transactions will be effective. No Fund is required to engage in hedging transactions, and each Fund may choose not to do so. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

The Funds might not employ any of the derivatives strategies described below, and there can be no assurance that any strategy used will succeed. A Fund’s success in employing derivatives strategies may depend on the sub-adviser’s correctly forecasting

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interest rates, market values or other economic factors, and there can be no assurance that the sub-adviser’s forecasts will be accurate. If the sub-adviser’s forecasts are not accurate, the Fund may end up in a worse position than if derivatives strategies had not been employed at all. A Fund’s ability to use certain derivative transactions may be limited by tax considerations and certain other legal considerations. Further, suitable derivative transactions might not be available at all times or in all circumstances. Described below are certain derivative instruments and trading strategies the Funds may use (either separately or in combination) in seeking to achieve their overall investment objectives.

Options Contracts

An options contract, or an “option,” is a type of derivative. An option is an agreement between two parties in which one gives the other the right, but not the obligation, to buy or sell an Underlying Instrument at a set price (the “exercise price” or “strike price”) for a specified period of time. The buyer of an option pays a premium for the opportunity to decide whether to carry out the transaction (exercise the option) when it is beneficial. The option seller (writer) receives the initial premium and is obligated to carry out the transaction if and when the buyer exercises the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Underlying Instruments. Options that are written on futures contracts, or futures options (discussed below), are subject to margin requirements similar to those applied to futures contracts. A Fund may engage in options transactions on any security or instrument in which it may invest, on any securities index based on securities in which it may invest or on any aggregates of equity and debt securities consisting of securities in which it may invest (aggregates are composites of equity or debt securities that are not tied to a commonly known index). Certain Funds may also enter into options on foreign currencies. As with futures and swaps (discussed below), the success of any strategy involving options depends on the sub-adviser’s analysis of many economic and mathematical factors, and a Fund’s return may be higher if it does not invest in such instruments at all. A Fund may only write “covered” options. The sections below describe certain types of options and related techniques that the Funds may use.

Call Options. A call option gives the holder the right to purchase the Underlying Instrument at the exercise price for a fixed period of time. A Fund would typically purchase a call option in anticipation of an increase in value of the Underlying Instrument because owning the option allows the Fund to participate in price increases on a more limited risk basis than if the Fund had initially directly purchased the Underlying Instrument. If, during the option period, the market value of the Underlying Instrument exceeds the exercise price, plus the option premium paid by the Fund and any transaction costs the Fund incurs in purchasing the option, the Fund realizes a gain upon exercise of the option. Otherwise, the Fund realizes either no gain or a loss on its purchase of the option.

Certain Funds are also permitted to write (i.e., sell) “covered” call options, which obligate a Fund, in return for the option premium, to sell the Underlying Instrument to the option holder for the exercise price if the option is exercised at any time before or on its expiration date. In order for a call option to be covered, the Fund must have at least one of the following in place with respect to the option and for so long as the option is outstanding: (i) the Fund owns the Underlying Instrument subject to the option (or, in the case of an option on an index, owns securities whose price changes are expected to be similar to those of the underlying index), (ii) the Fund has an absolute and immediate right to acquire the Underlying Instrument without additional cash consideration (or for additional cash consideration so long as the Fund segregates such additional cash amount) upon conversion or exchange of other securities in its portfolio, (iii) the Fund enters into an offsetting forward contract and/or purchases an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position, or (iv) the Fund segregates assets with an aggregate value equal to the exercise price of the option.

A Fund would typically write a call option to generate income from the option premium and/or in anticipation of a decrease, or only a limited increase (i.e., an increase that is less than the option premium received by the Fund in writing the option), in the market value of the Underlying Instrument. In writing a call option, however, the Fund would not profit if the market value of the Underlying Instrument increases to an amount that exceeds the sum of the exercise price plus the premium received by the Fund. Also, the Fund cannot sell the Underlying Instrument while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund’s position as option writer by means of an offsetting purchase of an identical option prior to the expiration or exercise of the option it has written.

Put Options. A put option gives the holder the right to sell the Underlying Instrument at the exercise price for a fixed period of time. A Fund would typically purchase a put option in anticipation of a decline in market values of securities. This limits the Fund’s potential for loss in the event that the market value of the Underlying Instrument falls below the exercise price.

Each Fund is also permitted to write covered put options on the securities or instruments in which it may invest. In order for a put option to be covered, the Fund must have at least one of the following in place with respect to the option and for so long as the option is outstanding: (i) the Fund enters into an offsetting forward contract and/or purchases an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position or (ii) the Fund segregates assets or cash with an aggregate value equal to the exercise price of the option.

A Fund would typically write a put option on an Underlying Instrument to generate income from premiums and in anticipation of an increase or only a limited decrease in the value of the Underlying Instrument. However, as writer of the put and in return for the option premium, the Fund takes the risk that it may be required to purchase the Underlying Instrument at a price in excess of its

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market value at the time of purchase. Because the purchaser may exercise its right under the option contract at any time during the option period, the Fund has no control over when it may be required to purchase the Underlying Instrument unless it enters into a closing purchase transaction.

Collars and Straddles. Certain Funds may employ collars, which are options strategies in which a call with an exercise price greater than the price of the Underlying Instrument (an “out-of-the-money call”) is sold and an in-the-money put (where the exercise price is again above the price of the Underlying Instrument) is purchased, to preserve a certain return within a predetermined range of values. Certain Funds are also permitted to write covered straddles consisting of a combination of a call and a put written on the same Underlying Instrument. A straddle is covered when sufficient assets are deposited to meet a Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Options on Indices. Certain Funds are permitted to invest in options on any index made up of securities or other instruments in which a Fund itself may invest. Options on indices are similar to options on securities except that index options are always cash settled, which means that upon exercise of the option the holder receives cash equal to the difference between the closing price of the index and the exercise price of the option times a specified multiple that determines the total monetary value for each point of such difference. As with other written options, all index options written by a Fund must be covered.

Risks Associated with Options. There are several risks associated with options transactions. For example, there are significant differences between the options market and the securities markets that could result in imperfect correlation between the two markets. Such imperfect correlation could then cause a given transaction to fail to achieve its objectives. Options are also subject to the risks of an illiquid secondary market, whether those options are traded over-the-counter or on a national securities exchange. There can be no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the Underlying Instruments or dispose of the segregated assets used to cover the options until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and would incur transaction costs upon the purchase or sale of the Underlying Instruments. Moreover, a Fund’s ability to engage in options transactions may be limited by tax considerations and other legal considerations.

The presence of a liquid secondary market on an options exchange may dry up for any or all of the following reasons: (i) there may be insufficient trading interest in certain options; (ii) the exchange may impose restrictions on opening or closing transactions or both; (iii) the exchange may halt or suspend trading, or impose other restrictions, on particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal exchange operations; (v) the facilities of the exchange or its related clearing corporation may at times be inadequate to handle trading volume; and/or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular classes or series of options), in which event the secondary market on that exchange (or in such classes or series of options) would cease to exist. However, if the secondary market on an exchange ceases to exist, it would be expected (though it cannot be guaranteed) that outstanding options on that exchange, if any, that had been issued as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund’s options transactions will also be subject to limitations, established by exchanges, boards of trade or other trading facilities, governing the maximum number of options in each class that may be written or purchased by any single investor or a group of investors acting in concert. As such, the number of options any single Fund can write or purchase may be affected by options already written or purchased by other Hartford Funds. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits and/or impose sanctions. Also, the hours of trading for options may not conform to the hours during which the Underlying Instruments are traded. To the extent that the options markets close before the markets for the Underlying Instruments, significant price movements can take place in the underlying markets that would not be reflected in the options markets.

OTC options implicate additional liquidity and credit risks. Unlike exchange-listed options, where an intermediary or clearing corporation assures that the options transactions are properly executed, the responsibility for performing OTC options transactions rests solely on the writer and holder of those options. See “Additional Risk Factors and Considerations of OTC Transactions” below.

The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends on the sub-adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. See “Risk Factors in Derivative Instruments” below.

Additional Risk Associated with Options on Indices. The writer’s payment obligation under an index option (which is a cash-settled option) usually equals a multiple of the difference between the exercise price, which was set at initiation of the option, and

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the closing index level on the date the option is exercised. As such, index options implicate a “timing risk” that the value of the underlying index will change between the time the option is exercised by the option holder and the time the obligation thereunder is settled in cash by the option writer.

Equity Linked Notes

Investments in Equity Linked Notes (“ELNs”) often have risks similar to their underlying securities, which could include management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. Should the prices of the underlying securities move in an unexpected manner, a Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. An investment in an ELN is also subject to counterparty risk, which is the risk that the issuer of the ELN will default or become bankrupt and a Fund will have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed income investment. See also “Foreign Investments – Linked Notes” below.

Futures Contracts and Options on Futures Contracts

A futures contract, which is a type of derivative, is a standardized, exchange-traded contract that obligates the purchaser to take delivery, and the seller to make delivery, of a specified quantity of an Underlying Instrument at a specified price and specified future time. The Funds are generally permitted to invest in futures contracts and options on futures contracts with respect to, but not limited to, equity and debt securities and foreign currencies, aggregates of equity and debt securities (aggregates are composites of equity or debt securities that are not tied to a commonly known index), interest rates, indices, commodities and other financial instruments.

No price is paid upon entering into a futures contract. Rather, when a Fund purchases or sells a futures contract it is required to post margin (“initial margin”) with the futures commission merchant (“FCM”) executing the transaction. The margin required for a futures contract is usually less than ten percent of the contract value, but it is set by the exchange on which the contract is traded and may by modified during the term of the contract. Subsequent payments, known as “variation margin,” to and from the FCM, will then be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates (a process known as “marking to market”). If a Fund has insufficient cash available to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Futures involve substantial leverage risk.

An option on a futures contract (“futures option”) gives the option holder the right (but not the obligation) to buy or sell its position in the underlying futures contract at a specified price on or before a specified expiration date. As with a futures contract itself, a Fund is required to deposit and maintain margin with respect to futures options it writes. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

The sale of a futures contract limits a Fund’s risk of loss, prior to the futures contract’s expiration date, from a decline in the market value of portfolio holdings correlated with the futures contract. In the event the market values of the portfolio holdings correlated with the futures contract increase rather than decrease, however, a Fund will realize a loss on the futures position and a lower return on the portfolio than would have been realized without the purchase of the futures contract.

Positions taken in the futures markets are usually not held to maturity but instead liquidated through offsetting transactions that may result in a profit or loss. While the Fund’s futures contracts will usually be liquidated in this manner, a Fund may instead make or take delivery of the Underlying Instrument whenever it appears economically advantageous to do so.

A Fund is permitted to enter into a variety of futures contracts, including interest rate futures, index futures, currency futures and commodity futures, and options on such futures contracts. A Fund may also invest in instruments that have characteristics similar to futures contracts, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity or currency at a future point in time. The risks of such investments reflect the risks of investing in futures and derivatives generally, including volatility and illiquidity.

Risks Associated with Futures and Futures Options. The primary risks associated with the use of futures contracts and options are: (a) imperfect correlation between the change in market value of instruments held by a Fund and the price of the futures contract or option; (b) the possible lack of an active market for a futures contract or option, or the lack of a liquid secondary market for a futures option, and the resulting inability to close the futures contract or option when desired; (c) losses, which are potentially unlimited, caused by unanticipated market movements; (d) the sub-adviser’s failure to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance in its obligations. Futures contracts and futures options also involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the fund to segregate assets to

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cover such contracts and options. Moreover, futures are inherently volatile, and a Fund’s ability to engage in futures transactions may be limited by tax considerations and other legal considerations.

U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices which may occur in a single business day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

Additional Considerations of Commodity Futures Contracts. In addition to the risks described above, there are several additional risks associated with transactions in commodity futures contracts. In particular, the costs to store underlying physical commodities are reflected in the price of a commodity futures contract. To the extent that storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately. Further, the commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments and may be subject to broad price fluctuations.

Other Considerations Related to Options and Futures Options. Each Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended, (the “Code”) for maintaining qualification as a regulated investment company for U.S. federal income tax purposes.

Swap Agreements and Swaptions

A swap agreement, or a swap, is a type of derivative instrument. Swap agreements are entered into for periods ranging from a few weeks to more than one year. In a standard swap, two parties exchange the returns (or differentials in rates of return) earned or realized on an Underlying Instrument. The gross returns to be exchanged (or “swapped”) between the parties are calculated with respect to a “notional amount,” which is a predetermined dollar principal that represents the hypothetical underlying quantity upon which the parties’ payment obligations are computed. The notional amount may be, among other things, a specific dollar amount invested, for example, at a particular interest rate, in a particular foreign currency or in a “basket” of securities or commodities that represents a particular index. The notional amount itself normally is not exchanged between the parties, but rather it serves as a reference amount from which to calculate the parties’ obligations under the swap.

A Fund will usually enter into swap agreements on a “net basis,” which means that the two payment streams are netted out with each party receiving or paying, as the case may be, only the net amount of the payments. A Fund’s obligations under a swap agreement are generally accrued daily (offset against any amounts owing to the Fund), and accrued but unpaid net amounts owed to a counterparty are covered by segregating liquid assets, marked to market daily, to avoid leveraging the Fund’s portfolio. If a Fund enters into a swap on other than a net basis, the Fund will segregate the full amount of its obligations under such swap. A Fund may enter into swaps, caps, collars, floors and related instruments with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the sub-adviser to be creditworthy. If a default occurs by the other party to such transaction, a Fund will have contractual remedies under the transaction documents, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor.

A Fund may engage in a wide variety of swap transactions, including, but not limited to, credit- and event-linked swaps, interest rate swaps, swaps on specific securities or indices, swaps on rates (such as mortgage prepayment rates) and other types of swaps, such as caps, collars, and floors. In addition, to the extent a Fund is permitted to invest in foreign currency-denominated securities, it may invest in currency swaps. A Fund may also enter into options on swap agreements (“swaptions”). Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. The sections below describe certain swap arrangements and related techniques that the Funds may use.

Interest Rate Swaps, Caps, Floors and Collars. An interest rate swap is an OTC contract in which the parties exchange interest rate exposures (e.g., exchange floating rate payments for fixed rate payments or vice versa). For example, a $10 million LIBOR swap requires one party to pay the equivalent of the London Interbank Offered Rate of Interest (which fluctuates) on the $10 million principal amount in exchange for the right to receive from the other party the equivalent of a stated fixed rate of interest on the $10 million principal amount.

Among other techniques, a Fund may use interest rate swaps to hedge interest rate and duration risk on fixed-income securities or portfolios, which can be particularly sensitive to interest rate changes. Duration measures the sensitivity in prices of fixed-income securities to changes in interest rates; the duration of a portfolio or basket of bonds is the weighted average of the individual component durations. Longer maturity bonds typically have a longer duration than shorter maturity bonds and, therefore, higher sensitivity to interest rate changes. In an environment where interest rates are expected to rise, a Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points (such as two-, five- and 10- year duration points).

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A Fund may also purchase or sell interest rate caps or floors. In a typical interest rate cap, the buyer receives payments from the seller to the extent that a specified interest rate exceeds a predetermined level. In a typical interest rate floor, the buyer receives payments from the seller to the extent that a specified interest rate falls below a predetermined level. An interest rate collar combines elements of purchasing a cap and selling a floor and is usually employed to preserve a certain return within a predetermined range of values.

Commodity Swaps. A commodity swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of a commodity-based Underlying Instrument (such as a specific commodity or commodity index) in return for periodic payments based on a fixed or variable interest rate or the total return from another commodity-based Underlying Instrument. In a total return commodity swap, a Fund receives the price appreciation of a commodity index, a portion of a commodity index or a single commodity in exchange for paying an agreed-upon fee. As with other types of swap agreements, if the commodity swap lasts for a finite period of time, the swap may be structured such that the Fund pays a single fixed fee established at the outset of the swap. However, if the term of the commodity swap is ongoing, with interim swap payments, the Fund may pay a variable or “floating” fee. Such a variable fee may be pegged to a base rate, such as LIBOR, and is adjusted at specific intervals. As such, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date. See “LIBOR Risk” below.

Currency Swaps. A currency swap agreement is a contract in which two parties exchange one currency (e.g., U.S. dollars) for another currency (e.g., Japanese yen) on a specified schedule. The currency exchange obligations under currency swaps could be either interest payments calculated on the notional amount or payments of the entire notional amount (or a combination of both). Funds may engage in currency swap agreements as a tool to protect against uncertainty and fluctuations in foreign exchange rates in the purchase and sale of securities. However, the use of currency swap agreements does not eliminate, or even always mitigate, potential losses arising from fluctuations in exchange rates. In the case of currency swaps that involve the delivery of the entire notional amount of currency in exchange for another currency, the entire notional principal of the currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Credit Default Swaps. A credit default swap (“CDS”) is an agreement between two parties whereby one party (the “protection buyer”) makes an up-front payment or a stream of periodic payments over the term of the CDS to the other party (the “protection seller”), provided generally that no event of default or other credit-related event (a “credit event”) with respect to an Underlying Instrument occurs. In return, the protection seller agrees to make a payment to the protection buyer if a credit event does occur with respect to the Underlying Instrument. The CDS market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Credit default swaps typically last between six months and three years, provided that no credit event occurs. Credit default swaps may be physically settled or cash settled.

A Fund may be either the protection buyer or the protection seller in a CDS. A Fund generally will not buy protection on issuers that are not currently held by that particular Fund. However, a Fund may engage in credit default swap trades on single names, indices and baskets to manage asset class exposure and to capitalize on spread differentials in instances where there is not complete overlap between such Fund’s holdings or exposures and the reference entities in the credit default swap. If the Fund is the protection buyer and no credit event occurs, the Fund loses its entire investment in the CDS (i.e., an amount equal to the aggregate amount of payments made by the Fund to the protection seller over the term of the CDS). However, if a credit event does occur, the Fund (as protection buyer), will deliver the Underlying Instrument to the protection seller and is entitled to a payment from the protection seller equal to the full notional value of the Underlying Instrument, even though the Underlying Instrument at that time may have little or no value. If the Fund is the protection seller and no credit event occurs, the Fund receives a fixed income throughout the term of the CDS (or an up-front payment at the beginning of the term of the CDS) in the form of payments from the protection buyer. However, if the Fund is the protection seller and a credit event occurs, the Fund is obligated to pay the protection buyer the full notional value of the Underlying Instrument in return for the Underlying Instrument (which may at that time be of little or no value).

A Fund may also invest in the Dow Jones CDX (“CDX”), which is a family of indices that track credit derivative indices in various countries around the world. The CDX provides investors with exposure to specific reference baskets of issuers of bonds or loans in certain segments, such as North American investment grade credit derivatives or emerging markets. CDX reference baskets are generally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. While investing in CDXs increases the universe of bonds and loans to which a Fund is exposed, such investments entail risks that are not typically associated with investments in other debt instruments (rather, they entail risks more associated with derivative instruments). The liquidity of the market for CDXs is also subject to liquidity in the secured loan and credit derivatives markets.

Total return swaps, asset swaps, inflation swaps and similar instruments. A Fund may enter into total return swaps, asset swaps, inflation swaps and other types of swap agreements. In a total return swap, the parties exchange the total return (i.e., interest payments plus any capital gains or losses) of an Underlying Instrument (or basket of such instruments) for the proceeds of another Underlying Instrument (or basket of such instruments). Asset swaps combine an interest rate swap with a bond and are generally used to alter the cash flow characteristics of the Underlying Instrument. For example, the parties may exchange a fixed investment,

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such as a bond with guaranteed coupon payments, for a floating investment like an index. Inflation swaps are generally used to transfer inflation risk. See “Inflation-Linked Instruments” herein.

Swaptions. A Fund may also enter into swap options, or “swaptions.” A swaption is a contract that gives one party the right (but not the obligation), in return for payment of the option premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time and on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the option premium it paid should it decide not to exercise the option. When a Fund writes a swaption, however, it is obligated according to the terms of the underlying agreement if the option holder exercises the option.

Risks Associated with Swaps and Swaptions. Investing in swaps and swaptions, and utilizing these and related techniques in managing a Fund portfolio, are highly specialized activities that involve investment techniques and risks different from those associated with ordinary portfolio transactions. These investments involve significant risk of loss. Whether a Fund’s use of swaps will be successful in furthering its investment objective will depend on the sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. If the sub-adviser is incorrect in its forecast of market values, the sub-adviser’s utilization of swap arrangements and related techniques could negatively impact the Fund’s performance.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Also, certain restrictions imposed by the Code may limit the Fund’s ability to use swap agreements.

If the creditworthiness of a Fund’s swap counterparty declines, it becomes more likely that the counterparty will fail to meet its obligations under the contract, and consequently the Fund will suffer losses. Although there can be no assurance that a Fund will be able to do so, a Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. However, a Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined. There can be no assurance that a Fund will be able to enter into swap transactions at prices or on terms the sub-adviser believes are advantageous to such Fund. In addition, although the terms of swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate a swap or to sell or offset caps, collars or floors that it has purchased. Investing in swaps and related techniques involves the risks associated with investments in derivative instruments. Please see “Risk Factors in Derivative Instruments” and “Additional Risk Factors and Considerations in OTC Transactions” below.

Inflation-Linked Instruments

Certain Funds are permitted to invest in a variety of inflation-linked instruments, such as inflation-indexed securities and inflation-linked derivatives, to manage inflation risk or to obtain inflation exposure. Inflation – a general rise in the prices of goods and services – is measured by inflation indices like the Consumer Price Index (CPI), which is calculated monthly by the U.S. Bureau of Labor Statistics, and the Retail Prices Index (RPI), which is calculated by the U.K. Office for National Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

Inflation-linked derivatives are derivative instruments that tie payments to an inflation index. Currently, most inflation derivatives are in the form of inflation swaps, such as CPI swaps. A CPI swap is a fixed-maturity, over-the-counter derivative where one party pays a fixed rate in exchange for payments tied to the CPI. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the “breakeven inflation” rate and generally represents the current difference between Treasury yields and Treasury inflation protected securities (“TIPS”) yields of similar maturities at the initiation of the swap agreement. CPI swaps are typically designated as “zero coupon,” where all cash flows are exchanged at maturity. The value of a CPI swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation, as measured by the CPI. A CPI swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

Other types of inflation derivatives include inflation options and futures. There can be no assurance that the CPI, or any foreign inflation index, will accurately measure the rate of inflation in the prices of consumer goods and services. Further, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Moreover, inflation-linked instruments are subject to the risks inherent in derivative transactions generally. See “Risk Factors in Derivative Instruments” herein. The market for inflation-linked instruments is still developing. The sub-adviser reserves the right to use the instruments discussed above and similar instruments that may be available in the future.

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Hybrid Instruments

A hybrid instrument is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity and/or a derivative. For example, an oil company might issue a commodity-linked bond that pays a fixed level of interest plus additional interest that accrues in correlation with the extent to which oil prices exceed a certain predetermined level. This is a hybrid instrument combining a bond with an option on oil.

Depending on the types and terms of hybrid instruments, they present risks that may be similar to, different from or greater than those associated with traditional investments with similar characteristics. Hybrid instruments are potentially more volatile than traditional investments and, depending on the structure of the particular hybrid, may expose the Fund to additional leverage and liquidity risks. Moreover, the purchase of hybrids exposes a Fund to the credit risk of the issuers of the hybrids. Described below are certain hybrid instruments the Funds may use in seeking to achieve their investment objectives. The sub-adviser reserves the right to use the instruments mentioned below and similar instruments that may be available in the future.

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities. Investments in credit-linked securities normally consist of the right to receive periodic payments during the term and payment of principal at the end of the term. However, these payments depend on the issuer’s own investments in derivative instruments and are, accordingly, subject to the risks associated with derivative instruments, which include volatility, illiquidity and counterparty risk.

Indexed Securities and Structured Notes. Indexed securities are derivative securities the interest rate or principal of which is determined by an unrelated indicator (e.g., a currency, security, commodity or index). Structured notes are debt indexed securities. Indexed securities implicate a high degree of leverage, which magnifies the potential for gain and the risk of loss, when they include a multiplier that multiplies the indexed element by a specific factor.

Structured notes and indexed securities can be very volatile investments because, depending on how they are structured, their value may either increase or decrease in response to the value of the Underlying Instruments. The terms of these securities may also provide that in some instances no principal is due at maturity, which may result in a loss of invested capital. These instruments also may entail a greater degree of market risk than other types of securities because the investor bears the risk not only of the instrument but also of the unrelated indicator. Indexed securities may involve significant credit risk and liquidity risk and, as with other sophisticated strategies, a Fund’s use of these instruments may not work as intended.

Event-Linked Bonds. Certain Funds may invest in “event-linked bonds” (or “catastrophe bonds”). The event-linked bond market is a growing sector of the global fixed income market that provides investors with high return potentials in exchange for taking on “event risk,” such as the risk of a major hurricane, earthquake or pandemic. If such trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond. Some event-linked bonds provide for an extension of maturity to process and audit loss claims if a trigger has, or possibly has, occurred. Such extension may increase volatility. Event-linked bonds may also expose a fund to other unanticipated risks including credit risk, counterparty risk, liquidity risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risks inherent in derivative transactions. See “Derivative Instruments – Risk Factors in Derivative Instruments” below.

Foreign Currency Transactions

All Funds that are permitted to invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and futures options, and they may engage in foreign currency transactions either on a spot (cash) basis at prevailing currency exchange rates or through forward currency contracts. The Funds may engage in these transactions to hedge, directly or indirectly, against currency fluctuations, for other investment purposes and, with respect to certain Funds, to seek to enhance returns. A Fund may enter into currency transactions only with counterparties that the sub-adviser deems to be creditworthy. Certain of the foreign currency transactions the Funds may use are described below.

Forward Currency Contracts. Certain Funds may enter into forward currency contracts (“forwards”) in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s investments or as part of its investment strategy. Forwards are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a set price on a future date. The market value of a forward fluctuates with changes in foreign currency exchange rates. Forwards are marked to market daily based upon foreign currency exchange rates from an independent pricing service, and the change in value is recorded as unrealized appreciation or depreciation. A Fund will record a realized gain or loss when the forward is closed. Forwards are highly volatile, involve substantial currency risk and may also involve credit and liquidity risks.

A Fund may use a forward in a “settlement hedge,” or “transaction hedge,” to lock in the U.S. dollar price on the purchase or sale of securities denominated in a foreign currency between the time when the security is purchased or sold and the time at which payment is received. Forward contracts on foreign currency may also be used by a Fund in anticipation generally of the Fund’s making investments denominated in a foreign currency, even if the specific investments have not yet been selected by the sub-adviser.

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In a “position hedge,” the Fund uses a forward to hedge against a decline in the value of existing investments denominated in foreign currency. For example, a Fund may enter into a forward contract to sell Japanese yen in return for U.S. dollars in order to hedge against a possible decline in the yen’s value. Position hedges tend to offset both positive and negative currency fluctuations. Alternately, the Fund could hedge its position by selling another currency expected to perform similarly to the Japanese yen. This is called a “proxy hedge” and may offer advantages in terms of cost, yield or efficiency. However, proxy hedges may result in losses if the currency used to hedge does not move in tandem with the currency in which the hedged securities are denominated.

The Funds may also engage in cross-hedging by entering into forward contracts in one currency against a different currency. Cross-hedging may be used to limit or increase exposure to a particular currency or to establish active exposure to the exchange rate between the two currencies.

Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. A Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

Forward Rate Agreements. Certain Funds may also enter into forward rate agreements. Under a forward rate agreement, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable. These instruments are traded in the OTC market. These transactions involve risks, including counterparty risk. See “Risk Factors in Derivative Instruments” below.

Currency Swaps, Options and Futures. In order to protect against currency fluctuations and for other investment purposes, the Funds may enter into currency swaps, options and futures. Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. A Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. See “Swap Agreements and Swaptions – Currency Swaps,” “Options Contracts,” and “Futures Contracts and Options on Futures Contracts” herein.

Additional Risks Associated with Foreign Currency Transactions.

It is extremely difficult to forecast currency market movements, and whether any hedging or other investment strategy will be successful is highly uncertain. Further, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward. Therefore, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the sub-adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. To the extent a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as a result of its hedging transactions. It is impossible to hedge fully or perfectly against the effects of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

A Fund may buy or sell foreign currency options either on exchanges or in the OTC market. Foreign currency transactions on foreign exchanges may not be regulated to the same extent as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. Foreign currency transactions are also subject to the risks inherent in investments in foreign markets. Please see “Foreign Investments” below.

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Risk Factors in Derivative Instruments

Derivatives are volatile and involve significant risks, including:

Correlation Risk – the risk that changes in the value of a derivative instrument will not match the changes in the value of the Fund holdings that are being hedged.

Counterparty Risk – the risk that the party on the other side of an OTC derivatives contract or a borrower of a Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.

Credit Risk – the risk that the issuer of a security will not be able to make timely principal and interest payments. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of a Fund’s investment in and/or exposure to that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Index Risk – in respect of index-linked derivatives, the risks associated with changes in the underlying indices. If an underlying index changes, a Fund may receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction from the reference index), may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Interest Rate Risk – the risk that the value of an investment may decrease when interest rates rise because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk (interest rate risk is commonly measured by a fixed income investment’s duration). Falling interest rates also create the potential for a decline in a Fund’s income.

Leverage Risk – the risk associated with certain types of investments or trading strategies (for example, borrowing money to increase the amount being invested) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that substantially exceed the amount originally invested.

Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like to sell them or at the price the seller believes the security is currently worth.

Tax Risk—The tax treatment of a derivative may not be as favorable as a direct investment in the underlying asset. The use of derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments, and could impair the ability of the sub-adviser to use derivatives when it wishes to do so.

Short Position Risk- A Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause a Fund to suffer a (potentially unlimited) loss

The potential loss on derivative instruments may be substantial relative to the initial investment therein. A Fund incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the use of derivative instruments will be advantageous.

Additional Risk Factors and Considerations of OTC Transactions

Certain derivatives traded in OTC markets, including swaps, OTC options and indexed securities, involve substantial liquidity risk. This risk may be increased in times of financial stress if the trading market for OTC derivatives contracts or otherwise becomes restricted. The absence of liquidity may make it difficult or impossible for a Fund to ascertain a market value for such instruments and/or to sell them promptly and at an acceptable price.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The counterparty’s failure to honor its obligations would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction. In addition, closing transactions can be made for OTC options only by negotiating directly with the counterparty or effecting a transaction in the secondary market (if any such market exists). There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option at any time prior to its expiration, if at all.

DIVIDEND PAYING SECURITY INVESTMENT RISK. Income provided by a Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. In addition, securities that pay dividends as a group can fall out of favor with the market, causing a Fund to underperform funds that do not focus on dividends. A Fund’s focus on dividend yielding investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend paying securities.

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DOLLAR ROLLS. In connection with their ability to purchase securities on a when-issued or forward commitment basis, the Funds may enter into “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of dollar rolls. The benefits derived from the use of dollar rolls may depend, among other things, upon the ability of the sub-adviser, as appropriate, to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by a Fund while remaining substantially fully invested increases the amount of a Fund’s assets that are subject to market risk to an amount that is greater than such Fund’s net asset value, which could result in increased volatility of the price of such Fund’s shares. Further, entering into dollar rolls involves potential risks that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund’s right to purchase from the counterparty may be restricted. Also, the value of the underlying security may change adversely before a Fund is able to purchase it, or a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may be otherwise available on the open market. Further, because the counterparty may deliver a similar, but not identical, security, a Fund may be required to buy a security under the dollar roll that may be of less value than an identical security would have been.

EQUITY RISK. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company. Equity securities include but are not limited to common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The value of an equity security may be based on the real or perceived success or failure of the particular company’s business, any income paid to stockholders in the form of a dividend, the value of the company’s assets, general market conditions, or investor sentiment generally. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.

EXCHANGE-TRADED FUNDS (ETFs). ETFs are registered investment companies that trade their shares on stock exchanges (such as the NYSE MKT LLC and the New York Stock Exchange) at market prices (rather than net asset value) and only are redeemable from the fund itself in large increments or in exchange for baskets of securities. As an exchange traded security, an ETF’s shares are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, a particular segment of a securities index or market sector, or they may be actively managed. An investment in an ETF generally implicates the following risks: (i) the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies of the ETF; (ii) the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) the risk that, to the extent the ETF does not fully replicate the underlying index, the ETF’s investment strategy may not produce the intended results; (iv) the risk of more frequent price fluctuations due to secondary market trading, which may result in a loss to the Fund; (v) the risk that an ETF may trade at a price that is lower than its net asset value; and (vi) the risk that an active market for the ETF’s shares may not develop or be maintained. Also, a Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which it invests. ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities. An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. Further, trading in an ETF may be halted if the trading in one or more of the securities held by an ETF is halted.

Generally, a Fund, other than a Fund of Funds with respect to the Underlying Funds, will not purchase securities of an investment company (which would include an ETF) if, as a result: (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies; (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund; or (3) more than 5% of the Fund’s total assets would be invested in any one such investment company. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds sponsored by other fund families to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing fund. The Funds and the Funds of Funds may rely on these exemptive orders to invest in ETFs.

EXCHANGE-TRADED NOTES (ETNs). ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities, including credit risk, and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists. The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. A Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and a Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index. Each Fund of Funds may directly invest in ETNs.

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EVENT RISK. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers or similar events financed by the issuer’s taking on additional debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

FIXED INCOME SECURITIES. Certain Funds are permitted to invest in fixed income securities including, but not limited to: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed securities; (4) mortgage-related securities, including collateralized mortgage obligations (“CMOs”); (5) securities issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies or other foreign issuers; (6) commercial mortgage-backed securities; and (7) other capital securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers).

FOREIGN INVESTMENTS

Certain Funds may invest in foreign issuers and borrowers, which include: (1) companies organized outside of the United States, including in emerging market countries; (2) foreign sovereign governments and their agencies, authorities, instrumentalities and political subdivisions, including foreign states, provinces or municipalities; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. These securities may be denominated or quoted in, or pay income in, U.S. dollars or in a foreign currency. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer’s or borrower’s economic fortunes and risks are primarily linked with U.S. markets.

Investing in securities of foreign issuers and loans to foreign borrowers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. entities. Less information may be available about foreign entities compared with U.S. entities. For example, foreign issuers and borrowers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers and borrowers. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Other potential foreign market risks include difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations.

Recent geopolitical events in the European Union (particularly in Greece) and in China may disrupt securities markets and adversely affect global economies and markets. Such developments could lead to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. Those events as well as other changes in regional economic and political conditions could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign exchange rates in other countries.

A default or debt restructuring by any European country, including Greece, would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in other countries). These events may have an adverse effect on the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including European Union member countries that do not use the euro and non-European Union member countries.  If Greece or any other member country exits the European Monetary Union, the departing country would face the risks of currency devaluation and its trading partners and banks and others around the world that hold the departing country’s debt would face the risk of significant losses.  In addition, the resulting economic instability of Europe and the currency markets in general could have a severe adverse effect on the value of securities held by a Fund.

Certain European countries in which a Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets.  These consequences include greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in such markets. Uncertainty relating to the withdrawal procedures and timeline may have adverse effects on asset valuations and the renegotiation of current trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.

Currency Risk and Exchange Risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected by changes in exchange rates. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally

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known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns. Moreover, transaction costs are incurred in connection with conversions between currencies.

Linked Notes. A Fund may invest in debt exchangeable for common stock, debt, currency or equity linked notes and similar linked securities (e.g., zero-strike warrants) (“LNs”), which are derivative securities, typically issued by a financial institution or special purpose entity, the performance of which depends on the performance of a corresponding foreign security or index. Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock. LNs are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of a note because the price of the linked security or index has declined. LNs are also subject to counterparty risk, which is the risk that the company issuing the LN may fail to pay the full amount due at maturity or redemption. A Fund may also have difficulty disposing of LNs because there may be restrictions on redemptions and there may be no market or only a thin trading market in such securities.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically generated in the settlement of U.S. investments. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions being undertaken; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may remain uninvested with no return earned thereon for some period. There may also be the danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to a Fund. Further, compensation schemes may be non-existent, limited or inadequate to meet a Fund’s claims in any of these events. In connection with any of these events, and other similar circumstances, a Fund may experience losses because of failures of or defects in settlement systems.

There are additional and magnified risks involved with investments in emerging or developing markets, which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements that are less efficient than in developed markets. In addition, the economies of emerging market countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. Emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. See “Investments in Emerging Market Securities” below.

FUND OF FUNDS STRUCTURE RISKS. Each Fund of Funds is exposed to the risks of its Underlying Funds in proportion to the amount of assets the Fund of Funds allocates to each Underlying Fund. An investor in a fund that employs a Fund of Funds structure indirectly bears fees and expenses charged by the Underlying Funds in addition to the fund’s direct fees and expenses. The Fund of Funds structure could increase or decrease gains and could affect the timing, amount and character of distributions from an Underlying Fund to an investor in that Underlying Fund. Reallocating the assets of a Fund of Funds will subject such Fund of Funds to higher portfolio turnover. As a result of the reallocation, such Fund of Funds may indirectly incur higher transaction costs. Because the expenses and costs of each Underlying Fund are shared by its investors, redemptions by other investors in an Underlying Fund could result in decreased economies of scale and increased operating expenses for such Underlying Fund. Similarly, each Fund of Funds is subject to similar risks as those mentioned above with respect to any unaffiliated money market fund in which that Fund of Funds invests. The risks of the underlying equity funds include risks specific to their strategies, such as small-cap securities risk, value or growth investing style risk and foreign investments risk, among others, as well as risks related to the equity markets in general. The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk. Also, management of Funds of Funds entails potential conflicts of interest because the Funds of Funds invest in affiliated Underlying Funds. Certain Underlying Funds are more profitable to the investment adviser and/or its affiliates than others, and the investment adviser or sub-adviser, as applicable, may therefore have an incentive to allocate more of a fund of fund’s assets to the more profitable Underlying Funds. With respect to Checks and Balances Fund, the investment allocation limitations make the Checks and Balances Fund less flexible in its investment strategies than other Funds of Funds.

Each Fund of Funds may invest in derivatives and other instruments that are not “securities” within the meaning of the 1940 Act pursuant to an exemptive order issued by the SEC.

Government Intervention in Financial Markets. During the 2008 global financial crisis, instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self regulatory organizations may in the future take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. The Dodd-Frank Act leaves many issues to be resolved by regulatory studies and rulemakings, and in some cases further remedial legislation, by

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deferring their resolution to a future date. This legislation, as well as additional legislation and regulatory changes that may be enacted in the future, could change the fund industry as a whole and limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such programs may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. HFMC and the sub-adviser will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

GROWTH INVESTING STYLE RISK. Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market. The price of a growth company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. Growth companies are often newer or smaller companies, or established companies that may be entering a growth cycle in their business. Growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the growth investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

HEALTHCARE-RELATED SECURITIES RISK. Many healthcare-related companies are smaller and less seasoned than companies in other sectors. Healthcare-related companies may also be strongly affected by scientific or technological developments, and their products may quickly become obsolete. Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Further, many healthcare-related companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. For example, the Patient Protection and Affordable Care Act was enacted in 2010 and the long-term impact of this legislation or of other healthcare-related proposals that might be proposed or enacted in the future on healthcare-related companies cannot be accurately predicted.

HIGH YIELD INVESTMENTS (“JUNK BONDS”). Any security or loan with a long-term credit rating of “Ba” or lower by Moody’s Investors Service, Inc. (“Moody’s”), “BB” or lower by Standard and Poor’s Corporation (“S&P”) or “BB” or lower by Fitch, Inc. (“Fitch”), as well as any security or loan that is unrated but determined by the sub-adviser to be of comparable quality, is below investment grade.

Securities and bank loans rated below investment grade are commonly referred to as “high yield-high risk debt securities,” “junk bonds,” “leveraged loans” or “emerging market debt,” as the case may be. Each rating category has within it different gradations or sub-categories. For instance the “Ba” rating for Moody’s includes “Ba3”, “Ba2” and “Ba1”. Likewise the S&P and Fitch rating category of “BB” includes “BB+”, “BB” and “BB-”. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. Descriptions of the debt securities and bank loans ratings system, including the speculative characteristics attributable to each ratings category, are set forth in Appendix A to this SAI.

Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for a Fund. Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds are also subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities. Further, issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

In addition, junk bonds frequently have redemption features that permit an issuer to repurchase the security before it matures. If an issuer redeems junk bonds owned by a Fund, the Fund may have to invest the proceeds in bonds with lower yields and may lose income. Junk bonds may also be less liquid than higher rated fixed income securities, even under normal economic conditions. Moreover, there are relatively few dealers in the junk bond market, and there may be significant differences among these dealers’ price quotes. Because they are less liquid, judgment may play a greater role in valuing these securities than is the case with securities that trade in a more liquid market.

A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. The credit rating of a junk bond does not necessarily take into account its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These securities and bank loans generally entail greater risk (including the possibility of default or bankruptcy of the issuer), involve greater volatility of price and risk to principal and income and may be less liquid than securities and bank loans in higher rating categories. Securities and bank loans in the highest category below investment grade are considered to be of poor standing and predominantly speculative with respect to

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the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. As such, these investments often have reduced values that, in turn, negatively impact the value of the Fund’s shares. If a security or bank loan is downgraded to a rating category that does not qualify for investment, the sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.

Distressed Securities. A Fund may invest in debt securities issued by companies that are involved in reorganizations, financial restructurings or bankruptcy. Investments in such distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. A Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, a Fund may lose its entire investment or may be required to accept cash or securities, including equity securities, with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale, and sales may be possible only at substantial discounts. Distressed securities and any securities received in exchange for such securities may also be difficult to value and/or liquidate.

ILLIQUID INVESTMENTS. Illiquid investments are investments that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used for such investments in the determination of a Fund’s net asset value. A Fund may not be able to sell illiquid securities or other investments when the sub-adviser considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid. Illiquid securities also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on a Fund’s net asset value.

Securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the security, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated such that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter (“OTC”) securities, the continued viability of any OTC secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in a Fund’s portfolio become illiquid, the Fund may exceed its limit on illiquid instruments. If this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. However, this requirement will not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors (the “Boards”). These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists and thus negatively affect a Fund’s net asset value.

Under interpretations of the SEC Staff, the following types of investments in which a Fund may invest are considered illiquid: (i) repurchase agreements maturing in more than seven days; (ii) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions); (iii) option contracts with respect to specific securities, that are not traded on a national securities exchange and not readily marketable; and (iv) any other securities or investments in which a Fund may invest that are not readily marketable.

In October 2016, the SEC adopted new regulations that may limit a Fund’s ability to invest in illiquid and less liquid investments. These limitations may adversely affect a Fund’s performance and ability to pursue its investment objective when the regulations are expected to take effect on December 1, 2018.

INDUSTRY CONCENTRATION RISK. Because a Fund focuses its investments in a specific industry or group of industries, the Fund is subject to the risk that (1) its performance will be closely tied to the performance of those particular industries; (2) its performance will be adversely impacted when such industries experience a downturn; and (3) it will perform poorly during a slump in demand for securities of companies in such industries. As a result, the Fund may be subject to increased price volatility and may be more susceptible to adverse developments than a fund that invests more widely.

INFLATION PROTECTED DEBT SECURITIES. Certain Funds may invest in inflation-protected debt securities, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the security. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

The value of inflation protected securities generally fluctuates in response to changes in real interest rates (stated interest rates adjusted to factor in inflation). In general, the price of an inflation-indexed security decreases when real interest rates increase, and increases when real interest rates decrease.

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Interest payments on inflation protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The U.S. Treasury only began issuing TIPS in 1997, and corporations began issuing corporate inflation protected securities (“CIPS”) even more recently. As a result, the market for such securities may be less developed or liquid, and more volatile, than certain other securities markets. There can be no assurance that the inflation index used in these securities (i.e., the CPI) will accurately measure the real rate of inflation. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income for the amount of the increase in the calendar year, even though a Fund will not receive its principal until maturity. Although corporate inflation protected securities with different maturities may be issued in the future, the U.S. Treasury currently issues TIPS in five-year, ten-year and twenty-year maturities, and CIPS are currently issued in five-year, seven-year and ten-year maturities. Repayment of the original security principal upon maturity (as adjusted for inflation) is generally guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the securities is not guaranteed and will fluctuate. Other inflation related securities, such as CIPS, may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to declines in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INITIAL PUBLIC OFFERINGS. The prices of securities purchased in initial public offerings (“IPOs”) can be very volatile and/or decline shortly after the IPO. Securities issued in IPOs have no trading history, and information about the issuing companies may be available for only very limited periods. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized. The effect of IPOs on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates and depreciates in value. Although investments in IPOs have the potential to produce substantial gains in a short period of time, there is no assurance that a Fund will have access to profitable IPOs, that any particular IPO will be successful, or that any gains will be sustainable. Investors should not rely on past gains attributable to IPOs as an indication of future performance.

INTEREST RATE RISK. Interest rate risk is the possibility an investment may go down in value when interest rates rise because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. For this reason, the longer a Fund’s average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price. A variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Falling interest rates may also lead to a decline in a Fund’s income. Interest rates in the United States have recently been at, or near, historic lows. This may increase a Fund’s exposure to risks associated with rising rates, which may be particularly relevant for a Fund under current economic conditions, especially if the Federal Reserve Board continues its policy of tapering quantitative easing. Moreover, rising interest rates may lead to decreased liquidity in the bond markets, making it more difficult for a Fund to value or sell some or all of its bond holdings at any given time. A rise in interest rates could also cause investors to rapidly move out of fixed-income securities, which may increase redemptions in a Fund and subject the Fund to increased liquidity risk. A substantial increase in interest rates may also have an adverse impact on the liquidity of one or more portfolio securities, especially those with longer maturities.

INTERFUND LENDING PROGRAM. The Hartford Funds have received exemptive relief from the SEC, which permits the Funds to participate in an interfund lending program. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. All interfund loans would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments. A Fund may participate in the interfund lending program only to the extent that such participation is consistent with the Fund’s investment objectives, restrictions, policies, and limitations.

The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating Funds, including the following: (1) no Fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating Funds under a loan agreement; and (2) no Fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements. Interfund loans and borrowings have a maximum duration of seven days, and loans may be called on one business day’s notice. If a Fund has outstanding bank borrowings, any interfund loan to the Fund would: (a)

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be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the interfund lending agreement, entitling the lending Fund to call the interfund loan (and exercise all rights with respect to any collateral), and cause such call to be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

A Fund may borrow on an unsecured basis through the interfund lending program only if its outstanding borrowings from all sources immediately after the borrowing total 10% or less of its total assets, provided that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund’s borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a borrowing Fund’s total outstanding borrowings immediately after an interfund loan under the interfund lending program exceed 10% of its total assets, the Fund may borrow through the interfund lending program on a secured basis only. A Fund may not borrow under the interfund lending program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s investment restrictions.

No Fund may lend to another Fund through the interfund lending program if the loan would cause the lending Fund’s aggregate outstanding loans through the interfund lending program to exceed 15% of its current net assets at the time of the loan. A Fund’s interfund loans to any one fund shall not exceed 5% of the lending fund’s net assets.

Funds participating in the interfund lending program are subject to certain risks. A Fund borrowing through the program may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs.

INVERSE FLOATING RATE SECURITIES. Inverse floating rate securities, also called inverse floaters or residual interest bonds, are variable-rate securities whose coupon changes in a direction opposite from that of a specified interest rate. Generally, income on inverse floaters decreases when interest rates rise and increases when interest rates fall. Inverse floaters may be subject to leverage risk and counterparty risk. These risks are greater for inverse floaters that are structured as tender option bonds (“TOBs”). Inverse floaters can have the effect of providing a degree of investment leverage because they may increase or decrease in value in response to changes (e.g., changes in market interest rates) at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to the same changes. Therefore, the market values of such securities are generally more volatile than the market values of fixed-rate securities (especially during periods when interest rates are fluctuating). A Fund could lose money and its net asset value could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for this type of security may be less developed and less liquid than the markets for traditional municipal securities. Investments in inverse floaters in the form of TOBs are also subject to risks related to the termination of the trust that issues the TOB, which could expose a Fund to losses associated with such termination.

Certain Funds may invest in municipal inverse floaters, which are a type of inverse floater in which a municipal bond is deposited with a special purpose vehicle (SPV), which issues, in return, the municipal inverse floater (which is comprised of a residual interest in the cash flows and assets of the SPV) plus proceeds from the issuance by the SPV of floating rate certificates to third-parties. This type of municipal inverse floater generally includes the right to “unwind” the transaction by (1) causing the holders of the floating rate certificates to tender their certificates at par and (2) returning the municipal inverse floater to the SPV in exchange for the original municipal bond. If the holder of the inverse floater exercises this right, it would pay the par amount due on the floating rate certificates and exchange the municipal inverse floater for the underlying municipal bond. The SPV may also be terminated for other reasons (as defined in its operative documents), such as a downgrade in the credit rating of the underlying municipal bond, a payment failure by or the bankruptcy of the issuer of the underlying municipal bond, the inability to remarket floating rate certificates or the SPV’s failure to obtain renewal of the liquidity agreement relating to the floating rate certificates. In the event of such a termination, an investor, such as a Fund, shall have the option but not the obligation to effect the economic equivalent of an “unwind” of the transaction. The holder of a municipal inverse floater generally bears all of the investment risk associated with the underlying bond.

Inverse floating rate securities are subject to the risks inherent in derivative instruments. See “Derivative Instruments” herein.

INVESTMENT GRADE SECURITIES. Certain Funds are permitted to invest in debt securities rated within the four highest rating categories (e.g., “Aaa”, “Aa”, “A” or “Baa” by Moody’s, “AAA”, “AA”, “A” or “BBB” by S&P or “AAA”, “AA”, “A” or “BBB” by Fitch) (or, if unrated, securities of comparable quality as determined by the sub-adviser) (see Appendix A to this SAI for a description of applicable securities ratings). These investments are generally referred to as “investment grade investments.” Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category that does not qualify for investment, the sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (e.g., “Baa” by Moody’s, “BBB” by S&P and “BBB” by Fitch) and unrated securities of comparable quality (as determined by the sub-adviser) are considered

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to have speculative characteristics with respect to the issuer’s continuing ability to meet principal and interest payments, involve a higher degree of risk and are more sensitive to economic change than higher rated securities.

INVESTMENT STRATEGY RISK. Investment strategy risk is the risk that, if the sub-adviser’s investment strategy does not perform as expected, a Fund could underperform its peers or lose money. There is no guarantee that a Fund’s investment objective will be achieved.

Investments in a Subsidiary. Certain Funds may invest in the shares of a wholly owned and controlled subsidiary organized in the Cayman Islands that invests primarily in commodity-related instruments (each, a “Subsidiary”). Investments in a Subsidiary are expected to provide each Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and IRS revenue rulings, as discussed below. Each Subsidiary is advised by HFMC, sub-advised by Wellington Management and managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Funds. However, unlike the Funds, each Subsidiary may be concentrated in one or more commodities and is not subject to diversification requirements. Further, each Subsidiary (unlike the Funds) may invest without limitation in commodity-related instruments, including commodity-related futures, swaps and other derivative instruments, to enhance return, to hedge against fluctuations in commodity prices or as a substitute for the purchase or sale of commodities. Commodity-related futures, swaps and other derivative instruments have many of the same risks as other derivative instruments. See “Derivative Instruments” above.

Each Subsidiary is overseen by its own board of directors, which is comprised of officers of the Companies. Each Fund is the sole shareholder of its corresponding Subsidiary, and shares of that Subsidiary will not be sold or offered to other investors. The Funds will likely invest primarily through the Subsidiaries to gain exposure to the commodity-related instruments in which the Subsidiaries invest, but the Funds also may invest directly in commodity-related instruments.

The financial statements of each Subsidiary will be consolidated with the financial statements of its corresponding Fund in that Fund’s Annual and Semi-Annual Reports. Each Fund’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of a Fund’s Annual Report are provided without charge upon request as indicated on the front cover of this SAI.

The Subsidiaries are not registered under the 1940 Act and, unless otherwise noted in the applicable Fund’s prospectus or this SAI, are not subject to the investor protection mechanisms or oversight regime of the 1940 Act. However, because each Fund wholly owns and controls its Subsidiary, and the Funds and Subsidiaries are both managed by HFMC, it is unlikely that a Subsidiary will take action contrary to the interests of a Fund and its shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or its Subsidiary to operate as described in the Fund’s prospectus and this SAI and could adversely affect the Fund. In particular, there is a risk that the IRS could determine that the income a Fund receives from the Subsidiary is not "qualifying income" for tax purposes, which could affect the Fund’s qualification as a regulated investment company. Currently, the Cayman Islands does not impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax, on the Subsidiary. If a Fund fails to qualify as a regulated investment company or Cayman Islands law changes such that the subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

A Fund, as a regulated investment company (“RIC”) under the tax rules, is required to realize at least 90 percent of its annual gross income from investment-related sources, specifically from dividends, interest, proceeds from securities lending, gains from the sales of stocks, securities and foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived from investing in such stock, securities or currencies or certain types of publicly traded partnerships (collectively referred to as qualifying income). Direct investments by a RIC in commodity-related instruments generally do not, under published IRS rulings, produce qualifying income. However, in a series of private letter rulings, the IRS has indicated that income derived by a RIC from a wholly owned subsidiary invested in commodity and financial futures and option contracts, forward contracts, swaps on commodities or commodities indices, commodity-linked notes and fixed income securities would constitute qualifying income. Each affected Fund has received a private letter ruling from the IRS confirming that income derived from the Fund’s investment in its Subsidiary will constitute qualifying income to the Fund. However, the IRS suspended the issuance of similar private letter rulings in 2011 and that suspension remains in effect. The IRS recently issued proposed regulations that, if finalized, would generally treat a Fund’s income inclusion with respect to its Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. The tax treatment of a Fund’s investment in the Subsidiary may be adversely affected by future legislation, Treasury Regulations, court decisions and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

Each Subsidiary generally will not be subject to U.S. federal income tax. Each Subsidiary will, however, be considered a controlled foreign corporation, and each Fund that invests in a Subsidiary will be required to include as annual income amounts earned by its Subsidiary during the applicable year. Furthermore, each such Fund will be subject to the distribution requirement applicable to open-end management investment companies on such Subsidiary income, whether or not its Subsidiary actually makes a distribution to the Fund during the taxable year.

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INVESTMENTS IN EMERGING MARKET SECURITIES. Certain Funds may invest in securities of issuers that conduct their principal business activities in, or whose securities are traded principally on exchanges located in, less developed countries considered to be “emerging markets.” Unless otherwise stated in a Fund’s investment strategy, emerging markets are those markets (1) included in emerging market or equivalent classifications by the United Nations (and its agencies); (2) having per capita income in the low to middle ranges, as determined by the World Bank; or (3) a Fund’s benchmark index provider designates as emerging. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. Investing in emerging market securities involves not only the risks described above with respect to investing in foreign securities, but also other risks that may be more severe and pervasive than those present in foreign countries with more developed markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. The value of a Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other restrictions in emerging market countries. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such circumstances, it is possible that a Fund could lose the entire amount of its investments in the affected market.

Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war and ethnic, religious and racial conflicts. A Fund’s emerging market investments may introduce exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries.  Other characteristics of emerging markets that may affect investments include national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property.  Settlements of trades in emerging markets may be subject to significant delays. The inability to make intended purchases of securities due to settlement problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems. Also, the typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may result in lack of liquidity and price volatility of those securities. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets. This magnification of risks is the result of a number of factors, including: government ownership or control of parts of the private sector and of certain companies; trade barriers; exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; less uniformity in accounting and reporting requirements; unreliable securities valuation; greater risk associated with custody of securities; and the relatively new and unsettled securities laws in many frontier market countries. In addition, the markets of frontier countries typically have low trading volumes, leading to a greater potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, the net asset value of a Fund. All of these factors make investing in frontier market countries significantly riskier than investing in other countries, including more developed and traditional emerging market countries, and any one of them could cause the net asset value of a Fund’s shares to decline.

In addition to the risks of foreign investing and the risks of investing in emerging or frontier markets, investments in certain countries with recently developed markets and structures, such as Nigeria, Croatia and Russia, implicate certain specific risks. Because of the recent formation of these securities markets and the underdeveloped state of these countries’ banking systems, settlement, clearing and registration of securities transactions are subject to significant risks. Share ownership is often defined and evidenced by extracts from entries in a company’s share register, but such extracts are neither negotiable instruments nor effective evidence of securities ownership. Further, the registrars in these countries are not necessarily subject to effective state supervision or licensed by any governmental entity, there is no central registration system for shareholders and it is possible for a Fund to lose its entire ownership rights through fraud, negligence or mere oversight. In addition, while applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. In Croatia, these risks are limited to investments in securities that are not traded on the national stock exchange. However, in other countries, including Nigeria and Russia, all securities investments are subject to these risks.

The Emerging Markets Local Debt Fund may invest in Sukuk. Sukuk are certificates, similar to bonds, issued by the issuer to obtain an upfront payment in exchange for an income stream to be generated by certain assets of the issuer. Generally, the issuer sells the investor a certificate, which the investor then rents back to the issuer for a predetermined rental fee. The issuer also makes a contractual promise to buy back the certificate at a future date at par value. While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Fund (as the investor)

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is relying on the creditworthiness of the issuer for all payments required by the sukuk. Issuers of sukuk may include international financial institutions, foreign governments and agencies of foreign governments. Underlying assets may include, without limitation, real estate (developed and undeveloped), lease contracts and machinery and equipment.

Risks of Investments in Russia. A Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a Fund to lose its registration through fraud, negligence or mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While the Funds intend to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to a Fund.

Certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. In particular, as a result of recent events involving Ukraine and Russia, the United States and other countries have imposed economic sanctions on certain Russian individuals and a financial institution. The United States or other countries could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of a Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. These sanctions, could also impair a Fund’s ability to meet its investment objective. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a Fund to freeze its existing investments in companies operating in or having dealings with sanctioned countries, prohibiting the Fund from selling or otherwise transacting in these investments. This could impact a Fund’s ability to sell securities or other financial instruments as needed to meet shareholder redemptions. A Fund could seek to suspend redemptions in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine the value of its net assets.

LARGE SHAREHOLDER TRANSACTION RISK. A Fund may experience adverse effects when certain large shareholders purchase or redeem large numbers of shares of the Fund. These shareholders (or a single shareholder) may redeem or purchase shares of the Funds in large amounts unexpectedly or rapidly, including as a result of an asset allocation decision made by a Fund’s investment manager or sub-adviser. Such transactions could adversely affect the ability of a Fund to conduct its investment program. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

LENDING PORTFOLIO SECURITIES. Subject to its investment restrictions set forth under “Investment Objectives and Policies”, and subject to the Board’s approval, each Fund may from time to time lend portfolio securities to broker-dealers and other institutions as a means of earning additional income. If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines, which must be approved by the Board. The borrower is also required to pay the Fund any dividends or distributions accruing on the loaned securities.

A Fund does not have the right to vote proxies for securities that are on loan, but in order to vote the proxies it may recall loaned securities. The Board has in the past and may in the future approve guidelines that define circumstances (generally, those that may have a material effect on the Fund’s investment) under which a Fund security should be restricted from lending (or recalled from lending) so that its proxies can be voted. The Fund’s right to recall loaned securities for purposes of voting proxies may not be exercised if, for example, the Board-approved guidelines did not require the security to be restricted from lending or recalled, or if it is determined to be in the best interests of the Fund not to restrict or recall the security in order instead to earn additional income on the loan. For more information about proxy voting policies and instances in which a Fund’s sub-adviser may choose not to vote proxies, see “Proxy Voting Policies and Procedures” below.

A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that the principal value of the collateral invested may decline;

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(iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to recall the securities for purposes of voting may not be effective.

LIQUIDATION OF FUNDS. The Board may determine to close and liquidate a Fund at any time. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event for shareholders who do not hold their shares in a tax deferred account and, depending on a shareholder’s basis in his or her Fund shares, may result in the recognition of a gain or loss for tax purposes.

LOANS AND LOAN PARTICIPATIONS. Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, a Fund may experience difficulties in selling its corporate loans. A Fund may make certain corporate loan investments as part of a broader group of lenders (together often referred to as a “syndicate”) that is represented by a leading financial institution (or agent bank). The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems or is terminated, the Fund may not recover its investment or recovery may be delayed. Corporate loans may be denominated in currencies other than U.S. dollars and are subject to the credit risk of nonpayment of principal or interest. Further, substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid or lose all or substantially all of its value subsequent to investment. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to the collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

The Funds may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans. Holders’ claims under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. Also, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans. Many such loans are relatively illiquid and may be difficult to value.

Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans, including, in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect Fund performance.

Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Funds bear a substantial risk of losing the entire amount invested.

Investments in bank loans through a direct assignment of the financial institution’s interest with respect to the bank loan may involve additional risks. For example, if a secured bank loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as a co-lender.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment, and revolving credit facilities, which would require a Fund to make additional investments in the bank loans as required under the terms of the credit facility at the borrower’s demand.

A financial institution’s employment as agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement would remain available to the holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, such Fund may incur certain costs and delays in realizing payments on a bank loan or loan participation and could suffer a loss of principal and/or interest.

LIBOR Risk. According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR rate setting process. Since the LIBOR scandal came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by a Fund.

Floating Rate Loans. Certain Funds may invest in interests in floating rate loans (often referred to as “floaters”). Senior floating rate loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by

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specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. A Fund may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans. The Funds may also invest in companies whose financial condition is uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. Floating rate loans typically have rates of interest that are reset or redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a spread. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan or as a participation interest in another lender’s portion of the floating rate loan.

The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline for a period of time. During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss and can hinder a Fund’s ability to meet redemption requests.

Many loans in which a Fund may invest may not be rated by a rating agency, and many, if not all, loans will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the investment manager and/or sub-adviser considers, and may rely in part, on analyses performed by others. In the event that loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities that are rated below-investment-grade and comparable unrated bonds are viewed by the rating agencies as having speculative characteristics and are commonly known as “junk bonds”. Historically, senior-secured floating rate loans tend to have more favorable loss recovery rates than more junior types of below-investment-grade debt obligations. The sub-adviser does not view ratings as the primary factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. Floating rate loans are rated below-investment-grade, which means that rating agencies view them as more likely to default in payment than investment-grade loans. Such non-payment would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Some floating rate loans are also subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such floating rate loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of floating rate loans including, in certain circumstances, invalidating such floating rate loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance.

Prepayment Risks. Most floating rate loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to fixed-rate investments, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the investment and making the investment more sensitive to interest rate changes. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Further, loans or debt securities purchased to replace a prepaid loan or debt security may have lower yields than the yield on the prepaid loan or debt security.

Market Risks. Significant events, such as turmoil in the financial and credit markets, terrorist events, and other market disruption events, such as weather or infrastructure disruptions that affect the markets generally, can affect the liquidity of the markets and cause spreads to widen or interest rates to rise, resulting in a reduction in value of a Fund’s assets. Other economic factors (such as a large downward movement in security prices, a disparity in supply of and demand for certain loans and securities or market conditions that reduce liquidity) can also adversely affect the markets for debt obligations. Rating downgrades of holdings or their issuers will generally reduce the value of such holdings. Each Fund is also subject to income risk, which is the potential for a decline in a Fund’s income due to falling interest rates or market reductions in spread.

Terrorist attacks and related events, including wars in Iraq and Afghanistan and their aftermath, and the recent rise of the militant group known as the Islamic State of Iraq and Syria, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets, such as the problems in the subprime market, could affect interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to investments in floating rate loans. In particular, junk bonds and floating rate loans tend to be more volatile than higher-rated fixed income securities; as such, these circumstances and any actions resulting from them may have a greater effect on the prices and volatility of junk bonds and floating rate loans than on higher-rated fixed income securities. The Funds cannot predict the effects of similar events in the future on the U.S. economy.

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Material Non-Public Information. A Fund may be in possession of material non-public information about a Borrower or issuer as a result of its ownership of a loan or security of such Borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund may be unable to enter into a transaction in a loan or security of such a Borrower or issuer when it would otherwise be advantageous to do so.

Regulatory Risk. To the extent that legislation or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans, particularly in connection with highly leveraged transactions, floating rate loans for investment may become less available. Any such legislation or regulation could also depress the market values of floating rate loans. Loan interests may not be considered “securities,” and purchasers, such as a Fund, may, therefore, not be entitled to rely on the anti-fraud protections of the federal securities laws.

Loan Participations. A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where a Fund is a participant in a loan, it does not have any direct claim on the loan or any rights of set-off against the borrower and may not benefit directly from any collateral supporting the loan. As a result, the Fund is subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

The lack of a highly liquid secondary market may have an adverse impact on the ability to dispose of particular loan participations when necessary to meet redemption of a Fund’s shares, to meet a Fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for loan participations also may make it more difficult for a Fund to value these investments for purposes of calculating its net asset value.

Senior Loans. Senior debt (frequently issued in the form of senior notes or referred to as senior loans) is debt that takes priority over other unsecured or otherwise more “junior” debt owed by the issuer. Senior debt has greater seniority in the issuer’s capital structure than subordinated debt. In the event the issuer goes bankrupt, senior debt theoretically must be repaid before other creditors receive any payment. There is less readily available, reliable information about most senior loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting a Fund’s investments in senior loans, and thus the sub-adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, a Fund that invests in senior loans is particularly dependent on the analytical abilities of its sub-adviser.

An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value even before a default occurs. Further, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect a senior loan’s value.

No active trading market may exist for certain senior loans, which may impair a Fund’s ability to realize full value in the event that it needs to sell a senior loan and may make it difficult to value senior loans. Adverse market conditions may impair the liquidity of some actively traded senior loans. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Although senior loans in which the Funds invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrowers’ obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include the invalidation of senior loans.

If a senior loan is acquired through an assignment, a Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. If a senior loan is acquired through a participation, the acquiring Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the entity selling the participation.

Senior loans in which a Fund may invest may be rated below investment grade. The risks associated with these senior loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. This higher standing of senior loans has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest rates are typically adjusted for changes in short-term interest rates, senior loans generally are subject to less interest rate risk than other below investment grade securities ( which are typically fixed rate).

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Unsecured Loans. The claims of holders of unsecured loans are subordinated to, and thus lower in priority of payment to, claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. In addition, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans.

Delayed Settlement. Compared to securities and to certain other types of financial assets, purchases and sales of senior loans take relatively longer to settle, partly due to the fact that senior loans require a written assignment agreement and various ancillary documents for each transfer, and frequently require discretionary consents from both the borrower and the administrative agent. In addition, recent regulatory changes have increasingly caused dealers to insist on matching their purchases and sales, which can lead to delays in a Fund's settlement of a purchase or sale of a senior loan in circumstances where the dealer's corresponding transaction with another party is delayed. Dealers will also sometimes sell senior loans short, and hold their trades open for an indefinite period while waiting for a price movement or looking for inventory to purchase.

This extended settlement process can (i) increase the counterparty credit risk borne by a Fund; (ii) leave a Fund unable to timely vote, or otherwise act with respect to, senior loans it has agreed to purchase; (iii) delay a Fund from realizing the proceeds of a sale of a senior loan; (iv) inhibit a Fund's ability to re-sell a senior loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent a Fund from timely collecting principal and interest payments; and (vi) expose a Fund to adverse tax or regulatory consequences.

MARKET RISK. Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that such markets will go down sharply and unpredictably. Securities or other investments may decline in value due to factors affecting securities markets generally or individual issuers. The value of a security or other investment may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security or other investment may also change in value due to factors that affect an individual issuer or a particular sector or industry. During a general downturn in the securities or other markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities or other investments held by a Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events or natural/environmental disasters, could also prevent a Fund from executing advantageous investment decisions in a timely manner.

Master Limited Partnership (MLP) Risk. Equity securities of MLPs are listed and traded on U.S. securities exchanges. The value of an MLP equity security fluctuates based predominately on the MLP’s financial performance, as well as changes in overall market conditions. Investments in MLP equity securities involve risks that differ from investments in common stocks, including risks related to the fact that investors have limited control of and limited rights to vote on matters affecting the MLP; dilution risks; and risks related to the general partner’s right to require investors to sell their holdings at an undesirable time or price. Debt securities of MLPs have characteristics similar to debt securities of other types of issuers, and are subject to the risks applicable to debt securities in general, such as credit risk, interest rate risk, and liquidity risk. Investments in debt securities of MLPs may not offer the tax characteristics of equity securities of MLPs. To the extent a Fund invests in debt securities of MLPs that are rated below investment grade, such investments are also subject to the risks in discussed in “High Yield Investments (‘Junk Bonds’)” above. Investments in MLPs are subject to cash flow risk and risks related to potential conflicts of interest between the MLP and the MLP’s general partner. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLP securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors. In addition, if the tax treatment of an MLP changes, the Fund’s after-tax return from its MLP investment would be materially reduced.

MID CAP SECURITIES RISK. Mid capitalization securities involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. These companies often have narrower markets, more limited operating or business history and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company’s size, the greater these risks.

MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES. Each Fund and each Fund of Funds may hold cash and invest in money market instruments at any time. Each Fund and each Fund of Funds may invest some or all of its assets in cash, high quality money market instruments and shares of money market investment companies for temporary defensive purposes in response to adverse market, economic or political conditions when HFMC or a Fund’s sub-adviser subject to the overall supervision of HFMC, as applicable, deems it appropriate. Money market instruments include, but are not limited to: (1) banker’s acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars) and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements. Each Fund may also invest in registered money market funds that invest in money market instruments, as permitted by regulations adopted under the 1940 Act. A Fund’s ability to redeem shares of a money

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market fund may be impacted by recent regulatory changes relating to money market funds which permit the potential imposition of liquidity fees and redemption gates under certain circumstances.

MORTGAGE-RELATED SECURITIES. The mortgage-related securities in which certain Funds may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks, various governmental, government-related and private organizations and others. The Funds may also invest in similar mortgage-related securities that provide funds for multi-family residences or commercial real estate properties. Mortgage-related securities are subject to certain specific risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at lower prevailing interest rates. Mortgage-related securities are also subject to the risk that the underlying loans may not be repaid. The value of mortgage-related securities can also be significantly affected by the market’s perception of the issuers and the creditworthiness of the parties involved.

The yield characteristics of mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time. The risks associated with prepayment and the rate at which prepayment may occur are influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers and unemployment rates.

Mortgage securities differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (e.g., a Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of “locking in” long-term interest rates.

Mortgage-related securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations (which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”)). A CBO is ordinarily issued by a trust or other special purpose entity (“SPE”) and is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Multiple-class mortgage-related securities are referred to herein as “CMOs.” Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages, which payments and the priority thereof are determined by the specific terms of the CMO class. CMOs may be issued by U.S. or non-U.S. issuers. CMOs involve special risks, and evaluating them requires special knowledge.

CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, any given CMO structure may react differently from the way anticipated and thus affect the Fund’s portfolio in different, and possibly negative, ways. Market changes may also result in increased volatility in market values and reduced liquidity. CMOs may lack a readily available secondary market and be difficult to sell at the price at which a Fund values them.

Certain classes of CMOs and other mortgage-related securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates, such as interest-only (“IO”) and principal-only (“PO”) classes. These securities are frequently referred to as “mortgage derivatives” and may be sensitive to changing interest rates and deteriorating credit environments. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Inverse floating rate CMOs, which pay interest at a rate that decreases when a specified index of market rates increases (and vice versa), also may be extremely volatile. If the Funds purchase mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to holders of the securities, which would thus reduce the values of the securities or in some cases render them worthless. The Funds may invest in mortgage-backed securities issued by the U.S. Government. See “U.S. Government Securities Risk” below. To the extent a Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may

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be subject to additional risks. Mortgage-related securities issued by private issuers are subject to the credit risks of the issuers, as well as to interest rate risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Issuers of certain CMOs may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. In addition, as a result of its investment in asset-backed securities, a Fund would be subject to the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

MUNICIPAL SECURITIES. Municipal securities primarily include debt obligations of the states and their agencies, universities, boards, authorities and political subdivisions (e.g., cities, towns, counties, school districts, authorities and commissions), which are issued to obtain funds for public purposes, including the construction or improvement of a range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works. Municipal securities may also be issued for other public purposes such as the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, district heating, the purchase of street maintenance and firefighting equipment or any authorized corporate purpose of the issuer, except for the payment of current expenses. Certain types of industrial development (or private activity) bonds may be issued by or on behalf of public corporations to finance privately operated housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. In addition, structured securities, such as tobacco bonds, may be issued by municipal entities to securitize future payment streams. Such obligations are included within the term municipal securities if the interest payable thereon is, in the opinion of bond counsel, exempt from federal income taxation (but, note that municipal securities may include securities that pay interest income subject to the Alternative Minimum Tax).

The two principal classifications of municipal securities are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations payable from the issuer’s general unrestricted revenues and not from any particular fund or revenue source. The characteristics and methods of enforcement of general obligation bonds vary according to the laws applicable to the particular issuer. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility. Industrial development bonds are in most cases limited obligation bonds payable solely from specific revenues, pledged to payment of the bonds, of the project to be financed. The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities (or the credit standing of a third-party guarantor or other credit enhancement participant, if any). There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, depending on various factors (see Appendix A of this SAI). The yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. The ratings of the various rating agencies represent their opinions as to the quality of the municipal securities which they undertake to rate.  However, the ratings are general, not absolute, standards of quality.  Consequently, municipal securities of the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.

Municipal securities risks include the possibility that the issuer may not be able to pay interest or repay principal when due; the relative lack of information about certain issuers of municipal securities; and the possibility of future legislative changes that could affect the market for and value of municipal securities. Municipal securities are subject to interest rate risk, credit risk and market risk. Because municipal securities are issued to finance similar projects, conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

In addition to these risks, investment in municipal securities is also subject to:

General Obligation Bonds Risk – The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue (or Limited Obligation) Bonds Risk – Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity (or Industrial Development) Bonds Risk – Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.

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Moral Obligation Bonds Risk – Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risk – Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

Municipal Bankruptcy Risk – The City of Detroit filed for federal bankruptcy protection on July 18, 2013. The bankruptcy of large cities such as Detroit is relatively rare, making the consequences of such bankruptcy filings difficult to predict. Accordingly, it is unclear what impact a large city’s bankruptcy filing would have on the city's outstanding obligations or on the obligations of other municipal issuers in that state. It is possible that the city could default on, restructure or otherwise avoid some or all of these obligations, which may negatively affect the marketability, liquidity and value of securities issued by the city and other municipalities in that state. For Funds that may hold securities that are affected by a city's bankruptcy filing, a Fund's investments in those securities may lose value, which could cause the Fund's performance to decline.

Municipal Lease Obligations Risks – In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation (i.e., annually appropriate money to make the lease payments) it may be difficult to sell the property and the proceeds of a sale may not cover a Fund’s loss.

Tax-Exempt Status Risk - Municipal securities are subject to the risk that the IRS may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal security is taxable, which may result in a significant decline in the value of the security.

Investment in Bonds Issued by Puerto Rico. As with state municipal securities, events in any of the territories, such as Puerto Rico, where a Fund may invest may affect the Fund’s investments and its performance. Certain municipal issuers in Puerto Rico have experienced and continue to experience significant financial difficulties. In February 2014, credit rating firms Standard & Poor’s, Fitch Ratings, and Moody’s Investors Service downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. As of February 4, 2014, S&P rated Puerto Rico’s general obligation debt at BB+, with a negative outlook. As of February 7, 2014, Moody’s rated the island’s general obligation debt Ba2 with a negative outlook and Fitch rated the commonwealth at BB with a negative outlook as of February 11, 2014. Holdings rated below investment grade may fluctuate more in value, be harder to sell and value, and be subject to greater credit risk than investment grade securities. The February 2014 downgrades and any further downgrades could create additional strain on a commonwealth already facing economic stagnation and fiscal imbalances, including budget deficits, underfunded pensions, high unemployment, significant debt service obligations, and liquidity issues, and could potentially lead to less market demand, less liquidity, wider spreads, and lower prices for Puerto Rico municipal securities. Puerto Rico’s continued financial difficulties could reduce its ability to access financial markets, potentially increasing the likelihood of a restructuring or default for Puerto Rico municipal securities that may affect a Fund’s investments and its performance.

For the purpose of diversification under the 1940 Act, identifying the issuer of a municipal security depends on the terms of the security. If a state or a political subdivision of such state pledges its full faith and credit to payment of a security, the state or the political subdivision will be deemed the sole issuer of the security. If the security is backed only by the assets and revenues of an agency, authority or instrumentality of the state or a political subdivision, but not by the state or political subdivision itself, such agency, authority or instrumentality will be deemed to be the sole issuer. Similarly, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality (e.g., utility revenue bonds), and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or projects will be deemed the sole issuer. In the case of an industrial development bond, if the bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, such non-governmental user will be deemed to be the sole issuer. If, however, in any of the above cases, the state, the political subdivision or some other entity guarantees a security, and the value of all securities issued or guaranteed by the guarantor and owned by a Fund exceeds 10% of the value of the Fund’s total assets, the guarantee will be considered a separate security and will be treated as an issue of the guarantor.

Municipal bonds are traded in the “over-the-counter” market among dealers and other large institutional investors, which, together with the broader fixed-income markets, began in the latter months of 2008 to experience increased volatility and decreased liquidity in response to challenging economic conditions and credit tightening. If market liquidity decreases, a Fund may not be able to sell bonds readily at prices reflecting the values at which the bonds are carried on the Fund's books. An imbalance in supply and demand in the municipal market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market.

NEW FUND RISK. There can be no assurance that a new Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

NON-DIVERSIFICATION RISK. Certain Funds are non-diversified, which means they are permitted to invest a greater portion of their assets in a smaller number of issuers than a “diversified” fund. Thus, a Fund may be more exposed to the risks associated

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with and developments affecting an individual issuer than a fund that invests more widely, which may result in a greater risk of loss. A non-diversified Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.

OPERATIONAL RISKS. An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers. Among other things, these errors or failures as well as other technological issues may adversely affect the Funds’ ability to calculate their net asset values in a timely manner, including over a potentially extended period. While the Funds seek to minimize such events through controls and oversight, there may still be failures that could causes losses to a Fund. In addition, as the use of technology increases, a Fund may be more susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or operational capacity. As a result, a Fund may incur regulatory penalties, reputational damage, additional compliance costs associated with corrected measures and/or financial loss. In addition, cyber security breaches of a Fund’s third-party service providers or issuers in which a Fund invests may also subject a Fund to many of the same risks associated with direct cyber security breaches.

OTHER CAPITAL SECURITIES. Other capital securities encompass a group of instruments referred to in capital markets as “Hybrids,” “Tier I and Tier 2” and “TRUPS.” These securities give issuers flexibility in managing their capital structure. The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity. There are certain features that give the companies flexibility not commonly found in fixed income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default. The deferral of interest payments, even for an extended period of time, is generally not an event of default, and the ability of the holders of such instruments to accelerate payment is generally more limited than with other debt securities.

OTHER INVESTMENT COMPANIES. Certain Funds are permitted to invest in other Hartford Funds and/or investment companies sponsored by other fund families (including investment companies that may not be registered under the 1940 Act) such as holding company depository receipts (“HOLDRs”) and ETFs. The Funds of Funds are permitted to invest in one or more other Hartford Funds (the Underlying Funds) and/or unaffiliated money market funds and ETFs as part of their principal investment strategies. Securities in certain countries are currently accessible to the Funds only through such investments. Investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment by the Funds of a portion of the expenses, including advisory fees, of such other investment companies. The success of a Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies or ETFs to meet their investment objective.

These investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC. Generally, a Fund, other than a Fund of Funds with respect to the Underlying Funds, will not purchase securities of an investment company if, as a result: (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies; (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund; or (3) more than 5% of the Fund’s total assets would be invested in any one such investment company.

PREFERRED STOCK RISK. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer’s credit quality, similar to debt securities. The value of convertible preferred stocks varies in response to many factors, including, for example, the value of the underlying equity securities, general market and economic conditions and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

PRIVATE PLACEMENT RISK. Investments in private placements are generally considered to be illiquid. Privately placed securities may be difficult to sell promptly or at reasonable prices and might thereby cause a Fund difficulty in satisfying redemption requests. In addition, less information may be available about companies that make private placements than about publicly offered companies and such companies may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Privately placed securities are typically fair valued and generally have no secondary trading market; therefore, such investments may be more difficult to value than publicly traded securities. Difficulty in valuing a private placement may make it difficult to accurately determine a Fund’s exposure to private placement investments, which could cause the Fund to invest to a greater extent than permitted in illiquid investments and subject the Fund to increased risks. Private placement investments may involve a high degree of business and financial risk and may result in substantial losses. These factors may have a negative effect on a Fund’s performance.

Some privately placed companies in which a Fund may invest may be operating at a loss or with substantial variations in operating results from period to period and may need substantial additional capital to support expansion or to achieve or maintain competitive positions. Such companies may face intense competition, including competition from companies with much greater financial resources, much more extensive development, production, marketing and service capabilities and a much larger number of qualified managerial and technical personnel. There is no assurance that the marketing efforts of any particular company will be successful or that its business will succeed. In addition, timely or accurate information may at times not be readily available about the business, financial condition and results of operations of the privately held companies in which a Fund invests. Private debt investments also are subject to interest rate risk, credit risk and duration risk.

Private Investments in Public Equity (PIPEs). PIPEs are equity securities issued in a private placement by companies that have outstanding, publicly traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after

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a certain time period from the date the private sale is completed. PIPE transactions will generally result in a Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. A Fund's ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the Securities Act of 1933 (the “Securities Act”), or otherwise under the federal securities laws. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Fund's investments. As a result, even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.

QUANTITATIVE INVESTING RISK. Certain Funds may use quantitative analysis techniques to manage all or a portion of the Fund’s portfolio. The value of securities or other investments selected using quantitative analysis may perform differently from the market as a whole or from their expected performance for many reasons, including, but not limited to, factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third-parties, and changing sources of market returns. The models used may be predictive in nature and such models may result in an incorrect assessment of future events. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies).  The use of quantitative analysis to support investment decisions may cause a Fund to underperform other funds that have similar investment strategies or that select securities or other investments using other types of analysis. In addition, considerations that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. There can be no assurance that quantitative investing will help a Fund to achieve its investment objective.

REAL ESTATE RELATED SECURITIES RISKS. The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values, including the general and local economies, vacancy rates, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management may also affect real estate values. Further, the real estate industry is particularly sensitive to economic downturns. When economic growth is slow, demand for property decreases and prices may decline. If a Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.

In addition to the risks facing real estate related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in real estate investment trusts (“REITs”), which pool investor money to invest in real estate and real estate related holdings, involve unique risks. Like registered investment companies such as the Funds, REITs are not taxed on income distributed to shareholders so long as they comply with several requirements of the Code. Investing in REITs involves certain risks.  REITS may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities. REITs are also subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code, the risks of financing projects, heavy cash flow dependency, default by borrowers, and self-liquidation.  In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area or a single type of property. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT.  Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses. REITS are also subject to interest rate risks.

RECENT FIXED INCOME MARKET EVENTS. The fixed income markets have experienced a period of extreme volatility that has negatively impacted a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing reduced liquidity, increased price volatility, credit downgrades and increased likelihood of default. Domestic and international equity markets have also been experiencing heightened volatility and turmoil that has particularly affected issuers with exposure to the real estate, mortgage and credit markets. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and their yields to decline. These events as well as continuing market upheavals may have an adverse effect on the Funds and may result in increased shareholder redemptions.

In 2008, the Federal Housing Finance Agency (“FHFA”) placed Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”) into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of

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FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury would purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. While the Federal Reserve’s purchases have terminated, the U.S. Treasury announced in 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth through the end of 2012. In 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind-down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has broad authority to promote the orderly administration of FNMA’s and FHLMC’s affairs, including the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, and the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has indicated that it has no present intention to repudiate or to transfer any guaranty obligations, holders of FNMA or FHLMC mortgage-backed securities would be adversely affected in the event that the FHFA exercised either of these powers granted to it under the Reform Act. In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed.

In addition, following the recent global financial crisis, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve has purchased on the open market large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. As the Federal Reserve “tapers” or reduces the amount of securities it purchases pursuant to quantitative easing, and/or if the Federal Reserve raises the federal funds rate, there is a risk that interest rates will rise. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. A reverse repurchase agreement is a term used to describe the opposite side of a repurchase transaction. The party that purchases and later resells a security is said to perform a repurchase; the other party, that sells and later repurchases a security is said to perform a reverse repurchase. Each Fund is permitted to enter into fully collateralized repurchase agreements. Each Company’s Board of Directors has delegated to the sub-adviser the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements. The sub-adviser will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest.  Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held or assets segregated by the Fund to cover the transaction is less than the value of the securities. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan.  If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor.  As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction.  The use of reverse repurchase agreements may increase the possibility of fluctuation in a Fund’s net asset value.

RESTRICTED SECURITIES. A Fund may invest in securities that are not registered under the Securities Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities

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laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Funds’ investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted securities could hamper a Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element. Transactions in restricted securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted securities. Where registration is required for restricted securities a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms that when it decided to sell the security. A Fund may purchase securities that may have restrictions on transfer or resale (including Rule 144A securities and Regulation S securities). “Rule 144A” securities (or equivalent securities issued pursuant to Regulation S of the Securities Act) are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when a Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although 144A securities are generally considered to be liquid, a Fund’s holdings in Rule 144A securities may adversely affect the Fund’s overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information to agree contractually to keep the information confidential, which could also adversely affect a Fund’s ability to dispose of a security.

Depending upon the circumstances, a Fund may only be able to sell these securities in the United States if an exemption from registration under the federal and state securities laws is available or may only be able to sell these securities outside of the United States (such as on a foreign exchange). These securities may either be determined to be liquid or illiquid pursuant to policies and guidelines established by the respective Company’s Board of Directors. See also “Private Placement Risk” above.

SECTOR RISK. To the extent a Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market.

Utilities Sector Risk. A Fund's performance may be closely tied to the performance of utilities issuers and, as a result, may be more volatile than the performance of more broadly diversified funds. The prices of securities in the utilities sector can be volatile and can be impacted significantly by supply and demand for services or fuel, financing costs, government regulation, conservation programs, commodity price fluctuations and other factors. Government regulation of utility companies may limit such companies’ profits or the dividends they can pay to investors. In addition, utility companies may face regulatory restrictions with respect to expansion to new markets, limiting their potential.

Industrials Sector Risk. A Fund's performance may be closely tied to the performance of industrials issuers and, as a result, may be more volatile than the performance of more broadly diversified funds. The prices of securities in the industrials sector can be volatile and can be impacted significantly by supply and demand for certain products and services, product obsolescence and product liability claims, government regulation, exchange rates, world events, general economic conditions and other factors. In addition, certain companies in the industrials sector may be cyclical and have occasional sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.

SECURITIES TRUSTS. Certain Funds may invest in securities trusts, which are investment trust vehicles that maintain portfolios comprised of underlying debt securities that are generally unsecured. These instruments are purchased in the cash markets and vary as to the type of underlying security, but include such underlying securities as corporate investment grade and high yield bonds and credit default swaps. Examples include TRAINS, TRACERS, CORE and funded CDX. Holders of interests in these structured notes receive income from the trusts in respect of principal or interest paid on the underlying securities. By investing in such notes, a Fund will indirectly bear its proportionate share of any expenses paid by such notes in addition to the expenses of such Fund.

Investments in these structured products are subject to the same risks that would be associated with direct investments in the underlying securities of the structured notes. These risks include substantial market price volatility resulting from changes in prevailing interest rates; default or bankruptcy of issuers of the underlying securities; subordination to the prior claims of banks and other senior lenders in the case of default; and early repayment by issuers during periods of declining interest rates because of mandatory call or redemption provisions. In addition, structured note products may have difficulty disposing of the underlying securities because of thin trading markets.

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SHORT SALES RISK. Certain Funds may make short sales of securities, either as a hedge against potential declines in the value of a security or to realize appreciation when a security the Fund does not own declines in value. When a Fund engages in a short sale it sells a security it does not own at the then-current market price and then borrows the security (typically from a broker or other institution)to deliver to the buyer. The Fund is then obligated to buy the security on a later date so it can return the security to the lender (that is, it “covers” the short sale). While the Fund is borrowing the security, it will generally pay a fee to the lending broker and reimburse the broker for any dividends or other income paid on the security. Short sales, therefore, involve the risk that the Fund will incur a loss if it must buy a security at a higher price than the price at which the Fund sold the security short. A Fund may not always be able to borrow the security at a particular time or at an acceptable price, which may make it difficult or impossible for the Fund to effect its investment strategy.

A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. As such, if a Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities. A Fund would realize a gain on a short sale if the security declines in price between the date of the short sale and the date the Fund replaces the security. Further, the amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay to the lender in connection with the short sale. There can be no assurance that a Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and thus, could be unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.

Until a Fund replaces a security sold short, it is required to maintain a segregated account of cash or liquid assets to cover its short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. The Fund must also maintain sufficient liquid assets (less any additional collateral held by the broker/lender) to cover the short sale obligation. This may limit the Fund's investment flexibility and its ability to meet redemption requests or other current obligations.

A Fund may take a short position in a security at the same time that other accounts managed by the Fund’s sub-adviser take a long position in the same security, or take a long position in a security at the same time that other accounts managed by the Fund’s sub-adviser take a short position in the same security. In addition, a Fund may from time to time take a long or short position in a particular equity security while simultaneously taking the opposite position with respect to an ETF that includes such particular equity security as a constituent. ETFs are baskets of securities that, like stocks, trade on exchanges such as the NYSE MKT LLC and the New York Stock Exchange. These and other transactions undertaken on behalf of other accounts managed by a Fund’s sub-adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a particular Fund.

Certain regulators in various countries throughout the world, including the United States, may from time to time impose limits or prohibitions on short sales of certain companies (e.g., financial institutions). These prohibitions, which may be temporary, could inhibit the ability of a Fund to sell securities short as part of its investment strategy.

A Fund employs a form of leverage when it invests the proceeds it receives from selling securities short. The use of leverage may increase a Fund’s exposure to the equity investments in its portfolio and magnify any change (positive or negative) in the Fund’s net asset value, which could increase the volatility of the Fund’s returns. A Fund’s use of leverage may not be successful and could cause the Fund to underperform the market or other funds. The Long/Short Global Equity Fund and Global All-Asset Fund may use short sales for “hedging” purposes, that is, to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the short sale outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the short sale will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Fund cannot guarantee that the use of leverage will produce a higher return on an investment or that its leveraging strategy will be successful, and the use of short sales may result in the underperformance of the Fund relative to broad market indices.

SMALL CAPITALIZATION SECURITIES. Certain Funds may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations. Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees. As a result, small capitalization securities are often less marketable than securities of larger or more well-established companies. Historically, small market capitalization securities and securities of recently organized companies are subject to increased price volatility due to: (i) less certain growth prospects; (ii) lower degrees of liquidity in the markets for such securities; (iii) thin trading that could result in the securities being sold at a discount or in small lots over an extended period of time; (iv) limited product lines, markets or financial resources; (v) dependence on a few key management personnel; (vi) increased sensitivity to changes in interest rates, borrowing costs and earnings; (vii) difficulty in obtaining information on smaller capitalization companies as compared with larger capitalization companies; (viii) greater sensitivity to changing economic conditions and increased risk of bankruptcy due to adverse developments or management changes affecting the company; and (ix) greater difficulty borrowing money to continue or expand operations. When a Fund invests in smaller company stocks that might trade infrequently, investors

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might seek to trade Fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as “price arbitrage”). If such price arbitrage were successful, it might interfere with the efficient management of a Fund’s portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of Fund shares held by other shareholders.

SOVEREIGN DEBT. In addition to the risks associated with investment in debt securities and foreign securities generally, investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, or otherwise meet its obligations, in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay, and there are no bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Further, if a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future. In addition, the financial markets have recently seen an increase in volatility and adverse trends due to uncertainty surrounding the level and sustainability of sovereign debt of certain countries that are part of the European Union, including Greece, Spain, Ireland, Italy and Portugal. This has adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. Outside of the European Union, Iceland has also experienced adverse trends due to high debt levels and excessive lending.

A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities.  Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors.  The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund’s ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event, such as deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. See also “Foreign Investments” above.

STRIPPED SECURITIES RISK. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment. The market for stripped securities may be limited, making it difficult for a Fund to sell its holdings at an acceptable price.

STRUCTURED SECURITIES. Structured securities and other related instruments purchased by a Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate. Depending on the terms of the particular instrument and the nature of the underlying instrument, structured securities may be subject to equity market risk, commodity market risk, currency market risk or interest rate risk. Structured securities that do not involve any type of credit enhancement, are subject to credit risk that generally will be equivalent to that of the underlying instruments.  Credit enhanced securities will be subject to the credit risk associated with the provider of the enhancement. Certain Funds are permitted to invest in classes of structured securities that are either subordinated or unsubordinated with respect to the right to payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Certain issuers of such securities may be deemed to be “investment companies” as defined in the 1940 Act; therefore, a Fund’s investment in structured securities may be limited by certain investment restrictions contained therein. Structured securities may be leveraged, increasing the volatility of each structured security’s value relative to the change in the reference measure. Structured securities may also be more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

SUSTAINABLE AND RESPONSIBLE INVESTING RISK. The application of a Fund’s sustainability and environmentally responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s

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relative investment performance depending on whether such sectors or investments are in or out of favor with the market. Certain investments in the sustainable energy solutions industry may be dependent on significantly affected by developing technologies, short product life cycles, competition from new market entrants, fluctuations in energy prices and supply and demand of alternative energy sources. These investments may also be dependent on the government policies of U.S. and foreign governments, including tax incentives and subsidies, as well as on political support for certain environmental initiatives. In addition, under certain market conditions, a Fund may underperform funds that invest in a broader array of investments. A Fund’s exclusion of investments in companies with significant fossil fuel exposure, in particular, may adversely affect the Fund’s relative performance at times when such investments are performing well.

TAXABLE INCOME RISK. Taxable income risk is the risk that a Fund that seeks to provide investors with tax-exempt income may invest in securities or other instruments that produce income subject to income tax, including the Alternative Minimum Tax. A Fund's investments in municipal securities rely on the opinion of the issuer's bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after a Fund buys a security, the IRS may determine that a bond issued as tax-exempt should in fact be taxable and the Fund's dividends with respect to that bond might be subject to federal income tax. In addition, income from tax-exempt municipal securities could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the IRS, state tax authorities, or a court, or the non-compliant conduct of a bond issuer.

TO BE ANNOUNCED (TBA) TRANSACTIONS RISK. TBA investments include when-issued and delayed delivery securities and forward commitments. A Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. A Fund may sell the securities before the settlement date if the sub-adviser deems it advisable. Distributions attributable to any gains realized on such a sale are taxable to shareholders. When-issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. A Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. A Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If a Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises. A Fund may purchase or sell undrawn or delayed draw loans.

Short Sales of TBA Investments Risk. Certain Funds may also engage in shorting of TBAs. When a Fund enters into a short sale of a TBA investment it effectively agrees to sell at a future price and date a security it does not own. Although most TBA short sales transactions are closed before a Fund would be required to deliver the security, if the Fund does not close the position, such Fund may have to purchase the securities needed to settle the short sale at a higher price than anticipated, which would cause the Fund to lose money. A Fund may not always be able to purchase the securities required to settle a short sale at a particular time or at an attractive price. A Fund may incur increased transaction costs associated with selling TBA securities short. In addition, taking short positions in TBA securities results in a form of leverage, which could increase the volatility of the Fund’s returns.

USE AS UNDERLYING FUND RISK. A Fund may be an Underlying Fund of a mutual fund that pursues its investment goal by investing primarily in other mutual funds (“Fund of Funds structure”). A Fund of Funds structure could increase or decrease gains and could affect the timing, amount and character of distributions you receive from the Underlying Fund for investments you make directly in the Underlying Fund. An Underlying Fund may experience relatively large redemptions or investments as the fund that uses a Fund of Funds structure periodically reallocates or rebalances its assets. These transactions may cause the Underlying Fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. GOVERNMENT SECURITIES RISK. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.  U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Treasury Inflation-Protection Securities. Treasury inflation-protection securities ("TIPS") are U.S. Treasury securities designed to protect against inflation. The interest rate paid on TIPS is fixed. The principal value rises or falls semi-annually based on published changes to the Consumer Price Index. If inflation occurs, the principal amount will be adjusted upwards, resulting in increased interest payments. If deflation occurs, the principal amount will be adjusted downwards, resulting in lower interest payments. The principal amount payable at maturity will be the greater of the adjusted principal amount and the original principal amount. While U.S. Treasury

54

securities are generally considered to have relatively little credit risk, they are subject to price fluctuations from changes in interest rates prior to their maturity.

VALUE INVESTING STYLE RISK. Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Value investing seeks to identify companies that are priced below their intrinsic or prospective worth. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. A value stock may decrease in price or may not increase in price as anticipated by the sub-adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, a Fund may underperform other equity funds that use different investing styles.

VOLATILITY RISK. Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.

WARRANTS AND RIGHTS RISK. Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a specific price during a specified period. Rights are similar to warrants but normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments. The market for warrants may be limited and it may be difficult for a Fund to sell a warrant promptly at an advantageous price.

ZERO COUPON SECURITIES. Zero-coupon securities pay no interest prior to their maturity date or another specified date in the future but are issued and traded at a discount to their face value. The discount varies as the securities approach their maturity date (or the date on which interest payments are scheduled to begin). While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. As with other fixed income securities, zero coupon bonds are subject to interest rate and credit risk. Some of these securities may be subject to substantially greater price fluctuations during periods of changing market rates than comparable securities that pay interest currently. Longer term zero coupon bonds have greater interest rate risk than shorter term zero coupon bonds.

PORTFOLIO TURNOVER.

During the fiscal years ended October 31, 2016 and October 31, 2015, the portfolio turnover rate for each Fund was as follows:

Fund	Portfolio Turnover 10/31/16	Portfolio Turnover 10/31/15
Balanced Fund	26%	22%
Balanced Income Fund	36%	39%
Capital Appreciation Fund	88%	79%
Checks and Balances Fund	8%	7%
Conservative Allocation Fund[1]	80%	15%
Core Equity Fund	29%	33%
Dividend and Growth Fund	22%	23%
Emerging Markets Equity Fund[2]	97%	151%
Emerging Markets Local Debt Fund[3]	187%	122%
Environmental Opportunities Fund	25%[4]	N/A
Equity Income Fund	14%	20%
Floating Rate Fund	40%	30%
Floating Rate High Income Fund	75%	55%
Global All-Asset Fund	95%	63%
Global Capital Appreciation Fund	100%	93%
Global Equity Income Fund	28%	19%
Global Real Asset Fund	115%	134%
Growth Allocation Fund[1]	98%	14%
Growth Opportunities Fund	117%	93%
Healthcare Fund	35%	39%
High Yield Fund	47%	40%

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Fund	Portfolio Turnover 10/31/16	Portfolio Turnover 10/31/15
Inflation Plus Fund[5]	70%	155%
International Equity Fund	95%	125%
International Growth Fund	89%	121%
International Opportunities Fund	82%	78%
International Small Company Fund	43%	55%
International Value Fund	32%	23%
Long/Short Global Equity Fund	399%	413%
MidCap Fund	31%	29%
MidCap Value Fund	56%	33%
Moderate Allocation Fund[1]	81%	16%
Multi-Asset Income Fund	80%	86%
Municipal Income Fund	13%	21%[6]
Municipal Opportunities Fund	22%	21%
Municipal Real Return Fund	21%	26%
Municipal Short Duration Fund	12%	6%[6]
Quality Bond Fund[7]	84%	20%
Real Total Return Fund[8]	239%	176%
Short Duration Fund	41%	31%
Small Cap Core Fund	94%	112%
Small Cap Growth Fund	45%	70%
Small Company Fund	81%	96%
Strategic Income Fund	55%	66%
Total Return Bond Fund	41%	57%
Unconstrained Bond Fund	38%	67%
Value Opportunities Fund	41%	55%
World Bond Fund	122%	99%

1 The portfolio turnover rate for the Fund is significantly higher in 2016 than 2015 due to rebalancing driven by a change in the Fund’s benchmark and investment strategy that occurred on December 1, 2015.

2 The portfolio turnover rate for the Fund is significantly lower in 2016 than 2015 due to a change in strategy in 2015.

3 The portfolio turnover rate for the Fund is significantly higher in 2016 than 2015 due to market events which prompted portfolio adjustments as market conditions changed.

4 From February 29, 2016 (commencement of operations) through October 31, 2016

5 The portfolio turnover rate for the Fund is significantly lower in 2016 than 2015 due to a change in the portfolio management team in 2015.

6 From May 29, 2015 (commencement of operations) through October 31, 2015

7The portfolio turnover rate for the Fund is significantly higher in 2016 than 2015 due to the variable nature of TBA securities trading.

8 The portfolio turnover rate for the Fund is significantly higher in 2016 than 2015 due to a change in the portfolio management team in 2016.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund will publicly disclose its complete month-end portfolio holdings, except certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month, except that (a) the Funds of Funds will publicly disclose their complete month-end portfolio holdings of Underlying Funds (and the percentage invested in each) no earlier than 15 calendar days after the end of each month; and (b) Global All-Asset Fund and Global Real Asset Fund, each of which has a wholly owned subsidiary, each will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month.

Each Fund (other than the Funds of Funds) also will publicly disclose on its web site the largest ten holdings by issuer, in the case of equity funds, or largest ten issuers, in the case of fixed income funds, in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except:  (a) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income issuers and equity holdings (and the percentage invested in each holding) (Currently, Balanced Fund, Balanced Income Fund, Global All-Asset Fund1, Global Real Asset Fund1, Multi-Asset Income Fund and Real Total Return Fund); and (b) Long/Short Global Equity Fund will publicly disclose its largest ten long and largest ten short positions. For purposes of the Top Ten holdings, the Funds will not include derivative positions. In addition, any Fund may delay posting its holdings or may not post any holdings, if HFMC believes that would be in the best interests of the Fund and its shareholders.

1 The Fund will determine its above specified holdings as if the Fund directly held the securities of its subsidiary.

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HMFC and HFD and their affiliates may release or authorize others to release portfolio-related information (i.e., portfolio statistics, sector information and portfolio commentary) to third parties; provided however that if the portfolio-related information is deemed to be material in the reasonable judgment of the Funds’ Chief Compliance Officer (“CCO”) (or his designee) on the advice and counsel of the Funds’ Chief Legal Officer (or his designee), it shall be publicly disclosed prior to disclosure to a third-party.

The Funds may disclose portfolio holdings on a more frequent basis if (1) public disclosure of such holdings is made and both the Fund’s CCO and the Funds’ Chief Legal Officer approve the disclosure in accordance with the Fund’s disclosure policy; or (2) the nonpublic disclosure is made to a third-party that (i) has been approved by the CCO and at least one other Fund officer, based on a finding that the applicable Fund has a legitimate business purpose for the arrangement or practice and that it is in the interest of Fund shareholders, and (ii) is subject to an agreement with the appropriate confidentiality and/or non-trading provisions as determined by the CCO.  This requirement does not apply to portfolio holdings disclosure to the Funds’ service providers such as the custodian, transfer agent, sub-transfer agent, administrator, sub-administrator, independent registered public accounting firm, counsel, financial printer, proxy voting agent, lenders, and other entities that provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing (together, “Service Providers”), provided that the Service Provider is otherwise subject to the duty of confidentiality, imposed by law and/or contract.   The portfolio holdings information may be provided to the Service Providers as soon as the information is available.

In addition to Service Providers, a Fund’s investment manager or sub-adviser may disclose the Fund’s portfolio holdings to third-party vendors that provide analytical systems services to the Fund’s investment manager or sub-adviser on behalf of the Fund and to certain third-party industry information vendors, institutional investment consultants, and asset allocation service providers.  With respect to each of these entities, portfolio holdings information will be released only in accordance with the Fund’s disclosure policy.

Nothing contained herein is intended to prevent the disclosure of portfolio holdings or portfolio-related information as may be required by applicable laws and regulations. For example, the Funds or any of their affiliates or service providers may file any report required by applicable law, respond to requests from regulators, and comply with valid subpoenas. From time to time, a Fund may disclose portfolio holdings to other parties to the extent necessary in connection with actual or threatened litigation.

The “Hartford Funds” consist of the series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.   One or more of the Hartford Funds have entered into ongoing arrangements to disclose portfolio holdings to the following entities:

Bloomberg LP

Brown Brothers Harriman & Co.

Class Action Claims Management

Cognizant Technology Solutions

Confluence Technologies

Copal Partners (UK) Limited

FactSet Research Systems Inc.

Glass, Lewis & Company, LLC

Lipper Inc.

Markit WSO Corporation

Merrill Lynch, Pierce, Fenner & Smith Incorporated

MSCI, Inc.

State Street Investment Management Solutions

State Street Bank and Trust Company

Syntel Inc.

Synthesis Technology

Wolters Kluwer Financial Service

Portfolio holdings are disclosed at various times to Lipper Inc. (on a monthly basis with a lag time of two days) in order to fulfill its obligations to the Hartford Funds.  Portfolio holdings are disclosed on a daily basis to Bloomberg LP, Brown Brothers Harriman & Co., Copal Partners (UK) Limited, FactSet Research Systems Inc., Glass Lewis & Company, Markit WSO Corporation (for certain Hartford Funds), MSCI, Inc., State Street Investment Management Solutions and Syntel Inc.  Portfolio holdings are disclosed to Class Action Claims Management, Synthesis Technology and Wolters Kluwer Financial Services on a monthly basis, with lag times of one day, two days, five days, and two days, respectively.  Portfolio holdings are disclosed to Confluence Technologies, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Synthesis Technology on a quarterly basis, with lag times of three, two and twelve business days, respectively. Portfolio holdings are disclosed to Cognizant Technology Solutions as needed, with no delay.  When purchasing and selling portfolio securities through broker-dealers, requesting bids on securities, or obtaining price quotations on securities, the Hartford Funds may disclose one or more of their portfolio securities to the party effecting the transaction or providing the information.

Additionally, each Fund, the Fund’s investment manager, the Fund’s distributor (collectively, “Hartford”) or the sub-adviser may provide oral or written information (“portfolio commentary”) about a Fund, including, but not limited to, how the Fund’s investments are divided among (i) various sectors, industries and countries; (ii) value and growth investments and small, mid and

57

large-cap investments; (iii) stocks, bonds, currencies and cash; and, as applicable, (iv) types of bonds, bond maturities, bond coupons and bond credit quality ratings.  This portfolio commentary may also include information on factors that contributed to Fund performance, including these relative weightings.  Hartford or the sub-adviser may also provide oral or written information (“statistical information”) about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, beta, duration, maturity, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, tracking error, weighted average quality, market capitalization, percent debt to equity, dividend yield or growth, default rate, portfolio turnover, risk and style characteristics or other similar information.  This portfolio commentary and statistical information about a Fund may be based on the Fund’s most recent quarter-end portfolio, month-end or on some other interim period.  Portfolio commentary and statistical information may be available on the Hartford Funds’ website or may be provided to members of the press, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers, or current or potential shareholders in a Fund or their representatives.  The content and nature of the information provided to each of these persons may differ.

In no event will Hartford or the sub-adviser or any affiliate thereof be permitted to receive compensation or other consideration in connection with the disclosure of Fund portfolio holdings.

The CCO is responsible for addressing conflicts of interest between the interests of Fund shareholders, on the one hand, and the interests of the Funds’ investment manager, investment sub-adviser, principal underwriter, or any affiliated person of a Fund, its investment manager, investment sub-adviser, or its principal underwriter, on the other.  Every violation of the portfolio holdings disclosure policy must be reported to the Funds’ CCO.

The CCO is responsible for maintaining records under the Policy and will provide periodic reporting to the Board.

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FUND MANAGEMENT

The Board of Directors and officers of the Companies, their business addresses, principal occupations for at least the past five years and years of birth are listed in the tables below. Each Company’s Board of Directors (i) provides broad supervision over the affairs of the Company and the Funds and (ii) elects officers who are responsible for the day-to-day operations of the Funds and the execution of policies formulated by the Boards. The first table below provides information about those directors who are deemed not to be “interested persons” of the Companies, as that term is defined in the 1940 Act (i.e., “non-interested directors”), and the second table below provides information about the Companies’ “interested” directors and the Companies’ officers.

NON-INTERESTED DIRECTORS

NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011. Ms. Ackermann has served as a Director of Dynegy, Inc. (an independent power company) from October 2012 to present and as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.	77	Ms. Ackermann serves as a Director of Dynegy, Inc. (a power company) (October 2012 to present) and as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.
LYNN S. BIRDSONG (1946)	Director	Since 2003

Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and Aberdeen Islamic SICAV and Aberdeen Liquidity Fund (investment funds) (2016 to present). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund.  From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

				77	None

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NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
CHRISTINE DETRICK (1958)	Director	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014 and Forest City Realty Trust (a real estate company) since November 2014. Previously, she was a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014 and a Senior Partner/ Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	77	Ms. Detrick serves as a Director of Reinsurance Group of America (January 2014 to present) and Forest City Realty Trust (a real estate company) (November 2014 to present).
DUANE E. HILL (1945)	Director	Since 2001(1) Since 2002(2)	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	77	None
WILLIAM P. JOHNSTON (1944)	Director and Chairman of the Board	Director since 2005 and Chairman of the Board since 2015

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

				77	None

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NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
PHILLIP O. PETERSON (1944)	Director	Since 2002(1) Since 2000(2)	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	77	Mr. Peterson is a Trustee of the William Blair Funds (February 2007 to current) (22 funds overseen).
LEMMA W. SENBET (1946)	Director	Since 2005	Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	77	None

(1)	For The Hartford Mutual Funds, Inc.
(2)	For The Hartford Mutual Funds II, Inc.
*	The address for each Director is c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087. On or about April 24, 2017, the address of each Director will be c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
**	Term of Office: Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age.

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OFFICERS AND INTERESTED DIRECTORS

NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
JAMES E. DAVEY*** (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012

Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey also serves as Chairman of the Board, President and Manager of Lattice Strategies LLC effective July 30, 2016. Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

				77	N/A
ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015

Mr. Decker currently serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD.  Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015.  Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.

				N/A	N/A
MICHAEL FLOOK (1965)	Vice President, Treasurer and Controller	Since 2015

Mr. Flook served as Assistant Treasurer for each Company, The Hartford Alternative Strategies Fund, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. from February 2015 to March 2015.  Mr. Flook joined The Hartford in 2014.  Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014. Mr. Flook currently serves as an employee of HFMC.

				N/A	N/A

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NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016

Mr. Garger currently serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG. Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC effective July 30, 2016.  Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.

				N/A	N/A
Joseph G. Melcher (1973)	Vice President and Chief Compliance Officer	Since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC, Lattice Strategies, LLC and the Hartford Exchange-Traded Trust. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

				N/A	N/A
VERNON J. MEYER (1964)	Vice President	Since 2006

Mr. Meyer currently serves as Senior Vice President of Hartford Life Insurance Company (“HLIC”). He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

				N/A	N/A

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NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
ALICE A. PELLEGRINO (1960)	Vice President and Secretary	Since 2016

Ms. Pellegrino currently serves as Vice President of HLIC and HFMG.  Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.

				N/A	N/A
Laura S. Quade (1969)	Vice President	Since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

				N/A	N/A

(1)	For The Hartford Mutual Funds, Inc.
(2)	For The Hartford Mutual Funds II, Inc.
*	The address for each officer and Director is c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087. On or about April 24, 2017, the address of each officer and Director will be c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
**	Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.
***	“Interested person,” as defined in the 1940 Act, of each Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

All directors and officers of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. also hold corresponding positions with Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Master Fund and Hartford Funds NextShares Trust, and certain officers hold corresponding positions with Hartford Funds Exchange-Traded Trust.

BOARD OF DIRECTORS. Each Company has a Board of Directors. The Boards are responsible for oversight of the Funds. The same directors serve on the Board of each Company. The Board is responsible for oversight of the Funds. The Board elects officers who are responsible for the day–to-day operations of the Funds. The Board oversees the investment manager and the other principal service providers of the Funds. The Board currently holds six regularly scheduled meetings throughout each year. In addition, the Board may hold special meetings at other times either in person or by telephone. As described in more detail below, the Board has established five standing committees that assist the Board in fulfilling its oversight responsibilities: the Audit Committee, Compliance Committee, Contracts Committee, Investment Committee and Nominating and Governance Committee (collectively, the “Committees”).

The Board is chaired by an Independent Director. The Independent Chairman (i) presides at Board meetings and participates in the preparation of agendas for the meetings, (ii) acts as a liaison with the Funds’ officers, investment manager and other directors between meetings and (iii) coordinates Board activities and functions with the Chairmen of the Committees. The Independent Chairman may also perform such other functions as may be requested by the Board from time to time. The Board has determined that the Board’s leadership and committee structure is appropriate because it provides a foundation for the Board to work effectively with management and service providers and facilitates the exercise of the Board’s independent judgment. In addition, the committee structure permits an efficient allocation of responsibility among the Directors.

The Board oversees risk as part of its general oversight of the Funds and risk is addressed as part of various Board and Committee activities. The Funds are subject to a number of risks, including investment, compliance, financial, operational and valuation risks. The Funds’ officers and service providers, which are responsible for the day to day operations of the Funds, apply risk management in conducting their activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds, and that it is not possible to develop processes and controls to eliminate all risks and their possible effects. The Audit Committee plays a lead role in receiving reports from management regarding risk assessment and management. In particular, the investment manager has established an internal committee focused on risk assessment and risk management related to the

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operations of the Funds and the investment manager, and the chairperson of that committee reports to the Audit Committee on a semi-annual basis (or more frequently if appropriate). Other committees also review matters relating to risk. The Compliance Committee assists the Board in overseeing the activities of the Funds’ CCO, and the CCO provides an annual report to the Compliance Committee and the Board regarding material compliance matters. The Compliance Committee and the Board receive and consider other reports from the CCO throughout the year. The Investment Committee assists the Board in overseeing investment matters. The Investment Committee receives reports from the investment manager relating to investment performance, including information regarding investment risk. The Audit Committee assists the Board in reviewing financial matters, including matters relating to financial reporting risks and valuation risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

STANDING COMMITTEES. Each Board of Directors has established an Audit Committee, a Compliance Committee, a Contracts Committee, an Investment Committee and a Nominating and Governance Committee (formerly known as the Nominating Committee). The Companies do not have standing compensation committees. However, each Nominating and Governance Committee is responsible for making recommendations to the applicable Board regarding the compensation of the non-interested members of the Board. Each Board has adopted written charters for the Audit Committee and the Nominating and Governance Committee.

Each Audit Committee currently consists of the following non-interested directors: Hilary E. Ackermann, William P. Johnston and Phillip O. Peterson. Each Audit Committee (i) oversees the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) assists the applicable Board of Directors in its oversight of the qualifications, independence and performance of the Funds’ independent registered public accounting firm; the quality, objectivity and integrity of the Funds’ financial statements and the independent audit thereof; and the performance of the Fund’s internal audit function; and (iii) acts as a liaison between the Funds’ independent registered public accounting firm and the respective full board. The Funds’ independent registered accounting firm reports directly to each Audit Committee, and each Audit Committee regularly reports to its applicable Board of Directors.

Management is responsible for maintaining appropriate systems for accounting. Each Company's independent registered public accounting firm is responsible for conducting a proper audit of the Company's financial statements and is ultimately accountable to the applicable Audit Committee. The Audit Committees have the ultimate authority and responsibility to select (subject to ratification by the non-interested directors and Company shareholders, as required) and evaluate the applicable Company's independent registered public accounting firm, to determine the compensation of the Company's independent registered public accounting firm and, when appropriate, to replace the Company's independent registered public accounting firm.

Each Compliance Committee currently consists of Hilary E. Ackermann, William P. Johnston and Phillip O. Peterson. Each Compliance Committee assists the applicable Board in its oversight of the implementation by the Funds of policies and procedures that are reasonably designed to prevent the Funds from violating the Federal securities laws.

Each Contracts Committee currently consists of all non-interested directors of the Funds: Hilary E. Ackermann, Lynn S. Birdsong, Christine Detrick, Duane E. Hill, William P. Johnston, Phillip O. Peterson and Lemma W. Senbet. Each Contracts Committee assists the applicable Board in its consideration and review of fund contracts and the consideration of strategy-related matters.

Each Investment Committee currently consists of Lynn S. Birdsong, Christine Detrick, Duane E. Hill and Lemma W. Senbet. Each Investment Committee assists the applicable Board in its oversight of the Funds’ investment performance and related matters.

Each Nominating and Governance Committee currently consists of all non-interested directors of the Funds: Hilary E. Ackermann, Lynn S. Birdsong, Christine Detrick, Duane E. Hill, William P. Johnston, Phillip O. Peterson and Lemma W. Senbet. Each Nominating and Governance Committee: (i) screens and selects candidates to the applicable Board of Directors and (ii) periodically reviews and evaluates the compensation of the non-interested directors and makes recommendations to the Board of Directors regarding the compensation of, and expense reimbursement policies with respect to, non-interested directors. Each Nominating and Governance Committee is also authorized to consider and make recommendations to the Board regarding governance policies, including, but not limited to, any retirement policy for non-interested directors. Each Nominating and Governance Committee will consider nominees recommended by shareholders for non-interested director positions if a vacancy among the non-interested directors occurs and if the nominee meets the Committee’s criteria.

During the fiscal year ended October 31, 2016, the above referenced committees of each of the Companies met the following number of times: Audit Committee — 5 times, Investment Committee — 5 times, Nominating and Governance Committee — 1 time, Contracts Committee — 1 time and Compliance Committee — 4 times.

All Directors and officers of the Companies are also directors and officers of five other registered investment companies in the fund complex, which is comprised of those investment companies for which HFMC serves as investment adviser.

DIRECTOR QUALIFICATIONS. The governing documents for the Companies do not set forth any specific qualifications to serve as a Director. The Charter for the Nominating and Governance Committee sets forth criteria that the Committee should consider as minimum requirements for consideration as an independent director, including: 15 years of business or academic experience in a management, administrative or other oversight capacity; a college degree or business experience equivalent to a college degree; an ability to invest in the Funds; a person of high ethical standards; and a person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of Fund shareholders.

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Each Board has concluded, based on each director’s experience, qualifications, attributes and/or skills, on an individual basis and in combination with those of other directors, that each director is qualified to serve as a director for the Funds. Among the attributes and skills common to all directors are the ability to review, evaluate and discuss information and proposals provided to them regarding the Funds, the ability to interact effectively with management and service providers, and the ability to exercise independent business judgment. Where applicable, the Boards have considered the actual service of each director in concluding that the director should continue to serve. Each director’s ability to perform his or her duties effectively has been attained through the director’s education and work experience, as well as service as a director for the Funds and/or other entities. Set forth below is a brief description of the specific experience of each director. Additional details regarding the background of each director is included in the chart earlier in this section.

Hilary E. Ackermann. Ms. Ackermann has served as a director of the Funds since September 2014. She has served as Chairman of the Compliance Committee since 2016. Ms. Ackermann has over twenty-five years of credit, financial and risk management experience, including serving as Chief Risk Officer at Goldman Sachs Bank USA.

Lynn S. Birdsong. Mr. Birdsong has served as a director of the Funds since 2003. He has served as Co-Chairman of the Investment Committee since 2005 and Chairman of the Investment Committee since September 2014. Mr. Birdsong served in senior executive and portfolio management positions for investment management firms for more than twenty-five years. He has served as a director of other mutual funds for more than ten years.

Christine Detrick. Ms. Detrick has served as a director of the Companies since 2016. Ms. Detrick has over thirty years of experience leading and advising financial services companies and investors. She previously served as a director, head of the Americas financial services practice and senior advisor at a management consulting firm, and as the chief executive officer of a private savings bank.

Duane E. Hill. Mr. Hill has served as a director of the Funds since 2001. He has served as the Chairman of the Nominating and Governance Committee since 2003. Mr. Hill has more than thirty-five years experience in senior executive positions in the banking, venture capital and private equity industries.

William P. Johnston. Mr. Johnston has served as a director of the Funds since 2005.  He has served as Chairman of the Board of Directors of the Funds since 2015.  He served as Chairman of the Compliance Committee from 2005 to 2015 and has served as the Chairman of the Contracts Committee since 2015.  Mr. Johnston has more than forty years of experience in senior leadership positions in the health care, investment banking and legal professions.  He currently serves as an operating executive to a global private equity and other alternative asset investment firm and serves on other boards.  He previously served as managing director and head of investment banking, CEO and vice chairman for an investment bank.

Phillip O. Peterson. Mr. Peterson has served as a director of the Funds (and their predecessors) since 2000. He has served as the Chairman of the Audit Committee since 2002. Mr. Peterson was a partner of a major accounting firm, providing services to the investment management industry. He has served as an independent president of a mutual fund complex, and he serves on another mutual fund board.

Lemma W. Senbet. Dr. Senbet has served as a director of the Funds (and their predecessors) since 2000. For more than thirty years, Dr. Senbet has served as a professor of finance, including serving as the Director of Center for Financial Policy and as the chair of the finance department at a major university. He has served the finance profession in various capacities, including as a director or officer of finance associations.

James E. Davey. Mr. Davey has served as a director of the Funds since 2012 and President and Chief Executive Officer of the Funds since 2010. Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Senior Managing Director, Manager and Chairman of the Board of HFD. Mr. Davey also serves as Senior Managing Director, Chairman of the Board and Manager for HFMC. Mr. Davey joined The Hartford in 2002.

The following table discloses the dollar range of equity securities beneficially owned by each director as of December 31, 2016 (i) in each Fund and (ii) on an aggregate basis in any registered investment companies overseen by the director within the same family of investment companies.

NON-INTERESTED DIRECTORS

NAME OF DIRECTOR	FUNDS	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
Hilary E. Ackermann	None	None	$50,001–$100,000

Lynn S. Birdsong	Global Capital Appreciation Fund	Over $100,000	Over $100,000
	Emerging Markets Equity Fund	$10,001–$50,000
	Capital Appreciation Fund	$50,001–$100,000

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NAME OF DIRECTOR	FUNDS	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
	Dividend and Growth Fund	Over $100,000
	Value Opportunities Fund	$10,001–$50,000
	International Opportunities Fund	$10,001–$50,000
	Equity Income Fund	Over $100,000
	MidCap Fund	Over $100,000
	Global All-Asset Fund	Over $100,000
	World Bond Fund	$50,001–$100,000

Christine Detrick	MidCap Fund	Over $100,000	Over $100,000
	Core Equity Fund	Over $100,000

Duane E. Hill	Capital Appreciation Fund	Over $100,000	Over $100,000
	Floating Rate Fund	$50,001–$100,000

William P. Johnston	Global Capital Appreciation Fund	Over $100,000	Over $100,000
	World Bond Fund	Over $100,000
	Dividend and Growth Fund	Over $100,000
	Equity Income Fund	Over $100,000
	International Opportunities Fund	Over $100,000
	Global All-Asset Fund	Over $100,000
	MidCap Value Fund	Over $100,000
	Growth Opportunities Fund	Over $100,000
	Healthcare Fund	Over $100,000
	Balanced Income Fund	Over $100,000

Phillip O. Peterson	Healthcare Fund	Over $100,000	Over $100,000

Lemma W. Senbet	Healthcare Fund	$50,001–$100,000	Over $100,000
	Growth Opportunities Fund	$10,001–$50,000
	Dividend and Growth Fund	$10,001–$50,000
	Small Company Fund	$10,001–$50,000
	Global Capital Appreciation Fund	$10,001–$50,000
	Value Opportunities Fund	$10,001–$50,000
	Municipal Real Return Fund	$1–$10,000

INTERESTED DIRECTORS

NAME OF DIRECTOR	FUNDS	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
James E. Davey	Municipal Opportunities Fund	Over $100,000	Over $100,000
	Healthcare Fund	Over $100,000
	Small Company Fund	Over $100,000
	MidCap Fund	Over $100,000
	Core Equity Fund	Over $100,000
	International Value Fund	Over $100,000
	Capital Appreciation Fund	Over $100,000
	Environmental Opportunities Fund	$10,001–$50,000

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COMPENSATION OF OFFICERS AND DIRECTORS. The Funds pay a portion of the chief compliance officer’s compensation, but otherwise do not pay salaries or compensation to any of their officers or directors who are employed by Hartford Funds or its affiliates. The chart below sets forth the compensation paid by each Company to the following directors for the fiscal year ended October 31, 2016 and certain other information.

Name of Person, Position	Aggregate Compensation From The Hartford Mutual Funds, Inc.	Aggregate Compensation From The Hartford Mutual Funds II, Inc.	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex Paid To Directors*
Hilary E. Ackermann, Director	$151,028	$14,928	$0	$0	$231,500
Lynn S. Birdsong, Director	$167,893	$16,639	$0	$0	$257,500
Christine Detrick, Director**	$136,432	$13,261	$0	$0	$208,946
Duane E. Hill, Director	$174,200	$17,218	$0	$0	$267,000
Sandra S. Jaffee, Director***	$179,402	$17,739	$0	$0	$275,000
William P. Johnston, Director	$252,123	$24,945	$0	$0	$386,500
Phillip O. Peterson, Director	$179,402	$17,739	$0	$0	$275,000
Lemma W. Senbet, Director	$145,827	$14,407	$0	$0	$223,500

* As of October 31, 2016, four registered investment companies in the fund complex paid compensation to the Directors.

** Ms. Detrick became a Director of the Board on March 14, 2016.

*** Ms. Jaffee retired as a Director of the Board effective December 18, 2016.

The sales load for Class A shares of the Funds is waived for present and former officers, directors and employees of the Companies, HFMC, The Hartford, the sub-adviser, the transfer agent and their affiliates. Such waiver is designed to provide an incentive for individuals that are involved and affiliated with the Funds and their operations to invest in the Funds. Present and former officers, directors and employees of the Companies, HFMC, The Hartford, the sub-adviser, the transfer agent and their affiliates are also permitted to purchase Class I shares of the Funds.

Each Company’s Articles of Incorporation provide that the Company to the full extent permitted by Maryland General Corporate Law and the federal securities laws shall indemnify the directors and officers of the Company. The Articles of Incorporation do not authorize the Companies to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

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CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS

As of February 1, 2017, to the knowledge of each Company’s management, except for Emerging Markets Equity Fund and Global Capital Appreciation Fund, the officers and directors of each Company as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund. As of February 1, 2017, the directors and officers of each Company, as a group, owned 1.26% and 4.93% of the outstanding shares of Class I of the Emerging Markets Equity Fund and Class Y of the Global Capital Appreciation Fund, respectively. As of February 1, 2017, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of any class of a Fund. As of February 1, 2017, no shareholder owned Class T or Class F shares of the Funds.

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
THE HARTFORD BALANCED FUND
ASCENSUS TRUST COMPANY FBO BURDA CONSTRUCTION CORP FARGO ND					5.89%
ASCENSUS TRUST COMPANY FBO BURNING TREE VENTURES INC 401K FARGO ND					5.74%
DATA SURETY CORP LYNN L FINE TRUSTEE IND (K) ALBUQUERQUE NM						27.25%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	42.37%	21.19%	7.96%	52.70%
FIIOC FBO GAYLOR ELECTRIC INC 401(K) PROFIT COVINGTON KY							11.49%
FIIOC FBO MGP INGREDIENTS NON-UNION 401(K) COVINGTON KY									11.07%
FUREY KERLEY WALSH MATERA CINUEMANI GREENWOOD VILLAGE CO					5.63%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO									6.81%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT							65.96%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT						8.59%
JOE LEO TTEE FBO SCANLAN & LEO LTD PSP 401K GREENWOOD VILLAGE CO					16.10%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA		7.05%				8.28%
MID ATLANTIC TRUST COMPANY FBO MACHINE SPECIALTIES INC 401(K) PROF PITTSBURGH PA						12.98%
MID ATLANTIC TRUST COMPANY FBO MARK C VALENTINE PROFIT SHARING PLAN PITTSBURGH PA					5.40%
MID ATLANTIC TRUST COMPANY FBO TEM SYSTEMS INC 401(K) PROFIT SHARI PITTSBURGH PA					16.74%
MLPF&S INC JACKSONVILLE FL			7.16%	5.66%	5.31%	14.06%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			6.68%

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Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	5.98%	5.56%	6.86%	5.45%			22.45%
PERSHING LLC JERSEY CITY NJ	5.74%	9.07%	11.67%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			8.09%	5.93%
RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF ATLANTA GA						17.27%
SAXON & CO FBO PHILADELPHIA PA									14.54%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN BOSTON MA									36.48%
UBS WM USA WEEHAWKEN NJ				6.12%
WELLINGTON TRUST CO, N.A. FBO WELLINGTON RET & PENSION PLAN BOSTON MA									17.70%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO	5.95%	7.80%	13.44%	10.58%
THE HARTFORD BALANCED INCOME FUND
ASCENSUS TRUST COMPANY FBO EDCO DEFERRED COMPENSATION PLAN FARGO ND								37.85%
CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS SAN FRANCISCO CA						8.08%
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA			5.81%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	48.91%	54.44%	6.62%	16.95%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO							8.97%		7.56%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					50.86%	31.85%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA				8.53%
MASSACHUSETTS MUTUAL INSURANCE COM SPRINGFIELD MA								35.86%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA					33.59%	29.55%
MID ATLANTIC TRUST COMPANY FBO FMB BANKING CORPORATION ESOP W/ 401 PITTSBURGH PA								9.50%
MLPF&S INC JACKSONVILLE FL		5.30%	8.99%	12.42%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ			10.24%	10.31%

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Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	7.11%		6.89%	5.97%			36.69%		28.93%
PERSHING LLC JERSEY CITY NJ	6.51%	10.60%	8.89%	7.97%					30.15%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST ANGLETON TX							26.22%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			13.17%	7.82%
STATE STREET BANK & TRUST COMPANY MML FBO ITS CLIENTS BOSTON MA								5.88%
UBS WM USA WEEHAWKEN NJ				5.75%
VOYA INSTITUTIONAL TRUST CO WINDSOR CT							8.37%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO	8.53%		22.97%	14.82%
THE HARTFORD CAPITAL APPRECIATION FUND
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA			5.57%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	43.77%	27.37%	5.49%	7.75%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT HARTFORD CT							17.25%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					56.85%	49.36%	48.12%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA						6.48%
MLPF&S INC JACKSONVILLE FL			9.11%	9.91%		6.92%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			11.56%	6.34%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	6.14%	6.85%	6.61%			7.11%			36.35%
PERSHING LLC JERSEY CITY NJ	6.60%	10.00%	8.59%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			10.81%
RELIANCE TRUST COMPANY CUST FBO MASSMUTUAL OMNIBUS PE SMF ATLANTA GA							5.53%
STATE STREET BANK & TRUST COMPANY MML FBO ITS CLIENTS BOSTON MA								96.75%
TIAA-CREF TRUST CO CUST/TTEE FBO RETIREMENT PLANS FOR WHICH SAINT LOUIS MO									20.98%

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Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
TOWN OF LEXINGTON MA EMPLOYEE RETIREMENT SYSTEM DEF BEN PLAN LEXINGTON MA									5.66%
UBS WM USA WEEHAWKEN NJ			5.28%	11.62%
WELLINGTON TRUST CO, N.A. FBO WELLINGTON RET & PENSION PLAN BOSTON MA									13.96%
WELLS FARGO BANK VARIOUS RETIREMENT PLANS CHARLOTTE NC							15.49%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO	6.87%	17.99%	14.78%	14.51%
THE HARTFORD CHECKS AND BALANCES FUND
ASCENSUS TRUST COMPANY FBO RDP CONSULTING 401K FARGO ND						5.01%
CAPITAL BANK & TRUST CO TTEE FBO STARLINE INC RETIREMENT PLAN GREENWOOD VILLAGE CO						5.55%
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA		6.84%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	57.38%	38.18%	12.68%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT HARTFORD CT						15.40%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					67.39%	44.01%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA			7.79%	9.50%		12.75%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ				9.70%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	6.68%	13.40%	8.69%
PERSHING LLC JERSEY CITY NJ	7.85%	11.24%	12.89%	11.68%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			12.21%	15.25%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN BOSTON MA							91.46%
TD AMERITRADE INC FBO OUR CLIENTS OMAHA NE				23.62%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO		9.58%	11.44%	7.04%
THE HARTFORD CONSERVATIVE ALLOCATION FUND
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA	5.14%	16.28%	7.69%

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Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	40.56%	24.19%	8.47%
ELAINE M MARTINELLI TRUSTEE FBO ELAINE MARTINELLI LIVING TRUST WOLCOTT CT				9.07%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT HARTFORD CT						31.85%	13.44%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					90.09%	58.26%	81.75%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA		11.47%	7.11%	16.96%
MLPF&S INC JACKSONVILLE FL				9.73%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ				8.51%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	6.96%	9.82%	7.98%	7.09%
PERSHING LLC JERSEY CITY NJ	7.10%	7.53%	8.66%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			10.68%
TD AMERITRADE INC FBO OUR CLIENTS OMAHA NE				12.26%
UBS WM USA WEEHAWKEN NJ				5.41%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO	5.24%	11.70%	12.53%	19.64%
HARTFORD CORE EQUITY FUND
CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS SAN FRANCISCO CA	5.52%								25.35%
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA			5.80%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA					15.56%		9.28%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	21.38%	37.15%		16.05%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO						5.79%
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD MA						9.59%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA	6.82%		5.39%	12.41%
MLPF&S INC JACKSONVILLE FL			6.84%	7.69%	9.49%	7.87%		19.80%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ	5.35%		13.83%	9.43%

73

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	14.56%		7.82%	12.43%			49.24%	10.48%	35.09%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ	8.47%	11.19%	8.22%	9.50%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		7.28%	12.09%	9.15%
STATE STREET BANK & TRUST COMPANY MML FBO ITS CLIENTS BOSTON MA								7.48%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN BOSTON MA					40.10%	17.91%	6.70%
TD AMERITRADE INC FBO OUR CLIENTS OMAHA NE				6.78%
VANGUARD FIDUCIARY TRUST CO FBO VARIOUS RETIREMENT PLANS VALLEY FORGE PA								24.76%
VOYA INSTITUTIONAL TRUST CO WINDSOR CT						8.19%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO	5.35%		19.76%	10.20%
WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS CHARLOTTE NC									10.36%
THE HARTFORD DIVIDEND AND GROWTH FUND
CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS SAN FRANCISCO CA				8.94%		8.75%			14.30%
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA			6.80%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	65.74%	59.86%	11.63%	69.25%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					52.65%	17.53%
MAC & CO FBO ALL EQUITY PROFIT SHARING PITTSBURGH PA									7.18%
MAC & CO FBO BALANCED TOWARD GROWTH- PITTSBURGH PA									8.91%
MAC & CO FBO GROWTH FOCUS-PROFIT SHARING PITTSBURGH PA									6.73%
MLPF&S INC JACKSONVILLE FL						24.46%	64.27%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ			6.71%				13.16%		18.66%
PERSHING LLC JERSEY CITY NJ			9.65%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST AVON MN								95.29%

74

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			15.97%
SAXON & CO FBO PHILADELPHIA PA									5.31%
SEI PRIVATE TRUST COMPANY C/O EDWARD JONES TRUST CO OAKS PA									9.22%
STATE STREET BANK & TRUST AS CUST FBO SYMRISE INC TETERBORO NJ							8.20%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN BOSTON MA					11.58%	11.29%
TIAA-CREF TRUST CO CUST/TTEE FBO RETIREMENT PLANS SAINT LOUIS MO						7.96%
VANGUARD FIDUCIARY TRUST CO FBO VARIOUS RETIREMENT PLANS VALLEY FORGE PA									8.68%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO			11.73%
HARTFORD EMERGING MARKETS EQUITY FUND
ASCENSUS TRUST COMPANY FARGO ND					8.61%
ASCENSUS TRUST COMPANY FBO KENNETH E MACKENZIE ESQUIRE 401K FARGO ND					10.23%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	57.86%		6.33%	7.50%
GOLDMAN SACHS & CO C/O MUTUAL FUND OPS SALT LAKE CITY UT									87.59%
HARTFORD LIFE & ANNUITY C/O PORTFOLIO SUPPORT HARTFORD CT				42.44%		30.85%	100%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA				6.42%
MATRIX TRUST COMPANY CUST FBO EMPLOYEE PROPHET RETIREMENT ACCOUNT DENVER CO					6.05%
MATRIX TRUST COMPANY CUST FBO SAVIBANK 401(K) RETIREMENT PLAN DENVER CO						26.41%
MG TRUST COMPANY CUST FBO CRISIS ASSISTANCE RESPONSE EMERGENCY DENVER CO						10.75%
MLPF&S INC JACKSONVILLE FL					67.30%
PERSHING LLC JERSEY CITY NJ			6.90%	5.49%
ROBERT HAYDEN PC ROBERT W HAYDEN TRUSTEE IND (K) EDMOND OK						31.99%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS ST LOUIS MO			13.74%

75

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
TD AMERITRADE INC FBO OUR CLIENTS OMAHA NE									10.53%
UBS WM USA WEEHAWKEN NJ				15.90%
THE HARTFORD EMERGING MARKETS LOCAL DEBT FUND
CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS SAN FRANCISCO CA									28.91%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	42.58%		7.11%
HARTFORD LIFE & ANNUITY C/O PORTFOLIO SUPPORT HARTFORD CT					84.58%	37.28%	100%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA	10.91%
MCWOOD & CO* RALEIGH NC									42.25%
MG TRUST COMPANY CUST FBO CRISIS ASSISTANCE RESPONSE EMERGENCY DENVER CO						13.76%
MLPF&S INC JACKSONVILLE FL					15.42%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ			21.23%	74.04%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	8.22%								24.88%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ	11.26%		7.18%
UBS WM USA WEEHAWKEN NJ			24.42%	15.61%		48.96%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO	8.07%		10.31%
HARTFORD ENVIRONMENTAL OPPORTUNITIES FUND
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	24.43%
EQUITABLE TRUST COMPANY NASHVILLE TN									21.43%
HARTFORD LIFE & ANNUITY C/O PORTFOLIO SUPPORT** HARTFORD CT				35.36%			100%	100%
HARTFORD LIFE INSURANCE COMPANY** ATTN: MARK STROGOFF HARTFORD CT	65.73%		95.49%	59.17%	100%	100%			78.57%
THE HARTFORD EQUITY INCOME FUND
CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS SAN FRANCISCO CA									5.70%
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA			6.02%

76

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	66.48%	62.72%	7.07%	16.38%
FIIOC FBO JIM KOONS MANAGEMENT COVINGTON KY							11.74%
FIIOC FBO MERCURY EMPLOYEES RETIREMENT COVINGTON KY							6.48%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO						5.23%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT HARTFORD CT						9.59%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					54.63%	24.06%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA			6.13%	6.78%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA					6.73%
MATRIX TRUST CO AS CUST FBO PRENT EMPLOYEES' PROFIT SHARING TRUST PHOENIX AZ						5.80%
MLPF&S INC JACKSONVILLE FL			8.88%	6.36%		18.05%	13.63%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ			6.94%	6.82%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ			7.26%	8.09%		7.37%	15.33%	86.02%	11.61%
PERSHING LLC JERSEY CITY NJ		8.47%	8.39%	9.01%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST LIBERTY CORNER NJ									9.19%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			16.81%	6.84%
SEI PRIVATE TRUST COMPANY C/O EDWARD JONES TRUST CO OAKS PA									20.37%
STATE STREET BANK & TRUST COMPANY TAYNIK & COMPANY QUINCY MA								11.76%
VOYA INSTITUTIONAL TRUST CO WINDSOR CT									7.29%
WELLINGTON TRUST CO, N.A. FBO WELLINGTON RET & PENSION PLAN BOSTON MA									5.06%
WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS CHARLOTTE NC									9.29%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO		7.35%	16.17%	29.57%

77

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
THE HARTFORD FLOATING RATE FUND
ASCENSUS TRUST COMPANY FBO DANIEL, MEDLEY & KIRBY, PC 401(K) FARGO ND							15.17%
CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS SAN FRANCISCO CA				11.17%					71.63%
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA		5.10%
COMMUNITY BANK NA CUST FBO CLIENTS OF BPA-HARBRIDGE RET PL UTICA NY						11.05%
DWS TRUST CO FBO ROCKLAND TRUST CO SALEM NH						15.15%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	17.77%	17.55%
FIIOC FBO RINGER, HENRY, BUCKLEY & COVINGTON KY							6.28%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA	5.57%	5.13%	6.06%	5.41%
MLPF&S INC JACKSONVILLE FL		9.54%	11.49%	13.97%	13.15%	32.38%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ	8.25%		15.09%	16.03%	14.35%
MORI & CO KANSAS CITY MO									17.58%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	14.31%	11.88%	6.30%	5.94%
PERSHING LLC JERSEY CITY NJ	11.55%	19.19%	7.88%	8.31%		5.17%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL	5.15%		7.84%
RELIANCE TRUST COMPANY FBO INTRUST NON-EB C/R ATLANTA GA							34.24%
RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF ATLANTA GA					5.49%
SEI PRIVATE TRUST CO C/O FROST BANK OAKS PA				5.64%
UBS WM USA WEEHAWKEN NJ			8.11%	10.16%
WELLS FARGO CLEARING SERVICES SAINT LOUIS MO					7.05%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO	7.79%	11.65%	18.49%	10.22%
WILLIAM J MILLER DEFINED BENEFIT PENSION PLAN CLAFLIN KS						5.01%
THE HARTFORD FLOATING RATE HIGH INCOME FUND
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA			10.11%

78

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	29.10%		15.24%
FIIOC FBO AZRAEL FRANZ SCHWAB COVINGTON KY						63.02%
INTERACTIVE BROKERS LLC GREENWICH CT									12.33%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA	9.24%		10.57%	8.85%
MATRIX TRUST COMPANY CUST. FBO CITY OF ABERDEEN (WA) 457(B) PLAN DENVER CO					5.46%
MG TRUST COMPANY CUST. FBO NORTH VALLEY HEALTH CENTER 403(B) DENVER CO					6.92%
MLPF&S INC JACKSONVILLE FL					56.86%	31.79%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			8.70%	23.79%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	5.61%		6.59%	21.30%	7.78%		35.49%		41.72%
PERSHING LLC JERSEY CITY NJ	7.56%		12.89%	5.82%			6.91%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL	7.30%		14.01%	6.86%
STRAFE & CO FBO RICHARD N MERKIN NEWARK DE	5.12%
TD AMERITRADE INC FBO OUR CLIENTS OMAHA NE	7.66%						54.40%
UBS WM USA WEEHAWKEN NJ	5.76%		9.69%	16.35%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO									45.95%
THE HARTFORD GLOBAL ALL-ASSET FUND
ADVENTURE GOLF CENTER DANA FALTER TRUSTEE IND (K) LINCOLN NE					5.39%
ASCENSUS TRUST COMPANY FBO S SQUARED 401K FARGO ND					9.94%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	48.62%		5.42%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT							100%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					50.30%	20.20%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA			9.81%	8.84%
MARIL & CO FBO C/O BMO HARRIS BANK NA ATTN MF GREEN BAY WI									17.18%
MLPF&S INC JACKSONVILLE FL			14.74%	36.32%		57.54%

79

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			10.03%	9.81%	5.08%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ				7.32%					71.54%
PAI TRUST COMPANY, INC JOSEPH L. SUPPA & SONS, INC. 401(K) DE PERE WI					8.42%
PERSHING LLC JERSEY CITY NJ	7.38%		8.70%	6.41%					9.71%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			11.39%
UBS WM USA WEEHAWKEN NJ				11.41%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO			10.37%	5.39%
HARTFORD GLOBAL CAPITAL APPRECIATION FUND
CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS SAN FRANCISCO CA				5.92%
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA		8.09%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	40.64%	21.27%		14.20%
FIIOC FBO OXFORD NETWORKS 401(K) PS PLAN COVINGTON KY							45.19%
FIIOC FBO SHIMADZU PRECISION INSTRUMENTS COVINGTON KY							6.14%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT HARTFORD CT						10.80%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					51.56%	18.93%
LAZARI ASSET MANAGEMENT INC MICHAEL LAZARI KARAPETIAN TOLUCA LAKE CA							10.95%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA			5.88%	11.12%
MLPF&S INC JACKSONVILLE FL			5.32%	7.12%		37.04%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			9.60%	11.37%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	5.03%	5.82%	6.41%						52.69%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ	5.76%	7.42%	11.31%	7.47%			16.35%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST BAKERSFIELD CA					7.82%

80

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			11.04%	6.84%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN BOSTON MA						10.91%	11.65%		37.96%
TD AMERITRADE INC FBO OUR CLIENTS OMAHA NE				5.83%
UBS WM USA WEEHAWKEN NJ				6.97%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO		6.47%	11.55%	11.17%
HARTFORD GLOBAL EQUITY INCOME FUND
ASCENSUS TRUST COMPANY FBO AGROVALLEY INC 401K PLAN FARGO ND						5.47%
ASCENSUS TRUST COMPANY FBO ANTHONY S SPIRI DPM PC 401(K) PLAN FARGO ND					14.58%
ASCENSUS TRUST COMPANY FBO KENNETH E MACKENZIE ESQUIRE 401K FARGO ND					13.50%
ASCENSUS TRUST COMPANY FBO LISA GUTTUSO KLENK MD 401K FARGO ND					13.43%
ASCENSUS TRUST COMPANY FBO NICE SERVICES INC 401K FARGO ND					6.88%
ASCENSUS TRUST COMPANY FBO WEISS COMMUNICATIONS INC FARGO ND						24.65%
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA		7.03%
DEMASI LLC MICHAEL V DEMASI TRUSTEE IND (K) OVIEDO FL						17.09%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	66.15%	40.85%	18.20%	40.33%	6.44%
FIIOC FBO GARY ROME AUTO GROUP 401(K) COVINGTON KY						14.77%
FIIOC INDUSTRIAL VIBRATION CONSULTANTS, COVINGTON KY						13.65%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT							5.15%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA					20.45%
MATRIX TRUST COMPANY CUST FBO LAKE SAWYER CHRISTIAN CHURCH 403(B) DENVER CO					7.84%
MATRIX TRUST COMPANY CUST FBO SENECA VALLEY SCHOOL DISTRICT 403B DENVER CO						10.26%
MID ATLANTIC TRUST COMPANY FBO MECHANICAL REPS INC 401 K PROFIT PITTSBURGH PA					13.02%

81

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
MLPF&S INC JACKSONVILLE FL		5.73%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			6.64%	23.56%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	5.70%
PERSHING LLC JERSEY CITY NJ		7.28%	11.80%	21.11%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			8.35%	5.93%
STATE STREET BANK & TRUST COMPANY TAYNIK & COMPANY QUINCY MA							94.33%
VERA G DEMASI PA VERA G DEMASI TRUSTEE IND (K) PORT ST LUCIE FL						12.16%
WELLINGTON TRUST CO, N.A. FBO WELLINGTON RET & PENSION PLAN BOSTON MA									94.32%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO			8.66%
THE HARTFORD GLOBAL REAL ASSET FUND
ASCENSUS TRUST COMPANY FBO ADVANCE GARAGE DOOR COMPANY 401(K) FARGO ND					15.84%
ASCENSUS TRUST COMPANY FBO CHARLES D KING IND K FARGO ND					6.21%
ASCENSUS TRUST COMPANY FBO GEO IMAGING TECHNOLOGIES LLC 401K FARGO ND					15.52%
ASCENSUS TRUST COMPANY FBO STEPHANIE CROWLEY INDIVIDUAL FARGO ND					6.78%
CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS SAN FRANCISCO CA									15.26%
COMERICA BANK FBO DINGLE DETROIT MI									5.37%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	49.22%		7.79%
FRONTIER TRUST COMPANY FBO MOBIUS HEALTHCARE CONSULTING 401 K FARGO ND					35.42%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA			7.22%
MITRA & CO C/O BMO HARRIS BANK NA ATTN MF GREEN BAY WI									7.19%
MLPF&S INC JACKSONVILLE FL			8.51%			25.56%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			18.48%

82

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ			7.48%	21.90%		13.41%	100%		29.10%
PERSHING LLC JERSEY CITY NJ	6.38%		8.91%	8.09%	9.45%	21.82%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			9.55%
RELIANCE TRUST COMPANY FBO RETIREMENT PLANS SERVICED BY METLIFE GREENWOOD VILLAGE CO						32.03%
SAXON & CO PHILADELPHIA PA				10.65%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS ST LOUIS MO				24.05%
STRAFE & CO FBO M D ANDERSON FOUNDATION NEWARK DE				7.00%
VANGUARD FIDUCIARY TRUST CO FBO VARIOUS RETIREMENT PLANS VALLEY FORGE PA									8.70%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO			13.44%	10.45%
THE HARTFORD GROWTH ALLOCATION FUND
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	29.61%	22.40%	5.83%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT HARTFORD CT						10.11%	52.58%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					89.72%	78.53%	43.89%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA			10.09%	11.31%
MLPF&S INC JACKSONVILLE FL				18.76%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ				9.96%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	8.71%	10.96%	6.76%	26.39%
PERSHING LLC JERSEY CITY NJ	5.76%	10.75%	5.34%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			9.63%	9.63%
UBS WM USA WEEHAWKEN NJ				5.54%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO		6.09%	10.04%	9.44%
THE HARTFORD GROWTH OPPORTUNITIES FUND
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	22.86%	23.61%		26.83%

83

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
FIIOC FBO ADLER POLLOCK & SHEEHAN PC COVINGTON KY									6.14%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO							60.64%	41.23%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					38.89%	51.35%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA			16.64%	24.52%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA								9.59%
MATRIX TRUST COMPANY TRUSTEE USANA HEALTH SCIENCES 401K PLAN DENVER CO									5.17%
MLPF&S INC JACKSONVILLE FL			17.68%	15.70%	8.34%	8.90%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ			8.76%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	6.49%	7.85%	5.16%				5.19%	47.28%	20.97%
PERSHING LLC JERSEY CITY NJ	5.11%	8.98%	5.96%				9.22%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			8.32%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN BOSTON MA					13.47%
WELLINGTON TRUST CO, N.A. FBO WELLINGTON RET & PENSION PLAN BOSTON MA									11.62%
WELLS FARGO BANK NA FBO ACG - ALL-CAP WELLINGTON MINNEAPOLIS MN									27.35%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO		7.99%	13.78%	10.50%
THE HARTFORD HEALTHCARE FUND
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	41.10%	23.97%	14.31%
FIIOC FBO SIEGEL OCONNOR ODONNELL & BECK COVINGTON KY							5.71%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					32.72%	44.18%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA		5.42%	11.35%	29.81%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA					8.09%	6.69%
MLPF&S INC JACKSONVILLE FL		8.80%	6.01%	8.17%		5.74%	31.68%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	12.29%		7.23%	8.42%					93.55%

84

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
PERSHING LLC JERSEY CITY NJ	8.80%	11.62%	11.23%	24.01%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL	5.19%		16.36%	8.11%
STATE STREET BANK & TRUST COMPANY TAYNIK & COMPANY QUINCY MA							34.28%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN BOSTON MA					41.87%	24.93%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO			8.05%	6.90%
THE HARTFORD HIGH YIELD FUND
AMERICAN ENTERPRISE INV SVCS MINNEAPOLIS MN		5.88%
ASCENSUS TRUST COMPANY FBO VILLAGE CERAMICS INC PROFIT SHARING FARGO ND					11.51%
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA			5.85%
CHEM-NUT INC TTEE FBO CHEM-NUT INC 401K PSP GREENWOOD VILLAGE CO							7.73%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	47.97%	24.54%	7.72%	36.89%
FIFTH THIRD BANK TTEE FBO NLFT-TOEWS HED HIGH YIELD BOND FD CINCINNATI OH									85.17%
FIFTH THIRD BANK TTEE FBO NLFT-TOEWS UNCONSTRAINED FI FUND CINCINNATI OH									9.93%
FIIOC FBO WEASTEC INC RETIREMENT COVINGTON KY						8.67%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO							46.40%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					24.92%	31.97%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA			19.31%	5.55%
LUKE DAHLHEIMER FBO DAHLHEIMER BEVERAGE LLC 401 K MONTICELLO MN							18.81%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA					23.15%
MICHAEL GUOKAS FBO SUNCOAST DENTAL CENTER PA 401K PSP NAPLES FL							12.62%
MICHAEL HUDALLA FBO ISOMETRIC COMPANIES INC 401(K) PROF NEW RICHMOND WI						12.33%

85

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
MID ATLANTIC TRUST COMPANY FBO WELLINGTON HOME IMPROVEMENT LL 401K PITTSBURGH PA							9.01%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ				14.37%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	10.17%	9.24%	6.06%	9.14%
PERSHING LLC JERSEY CITY NJ	7.48%	12.30%	12.80%	6.10%
RELIANCE TRUST COMPANY CUST FBO MASSMUTUAL OMNIBUS PE SMF ATLANTA GA					6.91%
RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF ATLANTA GA						7.62%
SEI PRIVATE TRUST COMPANY OAKS PA				6.40%
UBS WM USA WEEHAWKEN NJ				5.59%
WELLS FARGO BANK NA MINNEAPOLIS MN						6.17%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO		10.38%	14.86%	8.42%
THE HARTFORD INFLATION PLUS FUND
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA		7.22%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	28.24%	15.66%	9.02%	8.04%
FIIOC FBO TIMBERLANE DENTAL ASSOCIATES COVINGTON KY							17.70%
FIIOC FBO WEILER CORPORATION COVINGTON KY							14.45%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					84.05%	47.50%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA		5.43%	6.17%
MLPF&S INC JACKSONVILLE FL		11.72%	10.99%	11.92%		6.37%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			9.93%	27.49%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	7.66%	7.37%	8.82%			5.08%	25.72%
PERSHING LLC JERSEY CITY NJ	11.03%	13.01%	9.00%	8.11%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			7.98%
RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF ATLANTA GA							12.17%
UBS WM USA WEEHAWKEN NJ			6.36%	16.65%

86

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO	7.49%	24.93%	13.60%	12.10%
HARTFORD INTERNATIONAL EQUITY FUND
ASCENSUS TRUST COMPANY FBO ANCERRA CORPORATION 401K PLAN FARGO ND					18.74%
ASCENSUS TRUST COMPANY FBO CFO SYNERGY 401K PLAN FARGO ND						10.74%
ASCENSUS TRUST COMPANY FBO GLORY HEALTH INC 401K PLAN FARGO ND					18.82%
ASCENSUS TRUST COMPANY FBO SENIOR EXPRESS 401K PLAN FARGO ND					15.83%
DALE HANEY TTEE KENTUCKY CATV ASSOCIATION INC 401K FRANKFORT KY					25.95%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	51.42%	52.76%	10.46%	9.32%
FIIOC FBO AFC 401(K) RETIREMENT PLAN COVINGTON KY						39.13%
FIIOC FBO HOCHIKI AMERICA CORPORATION COVINGTON KY						12.54%
FIIOC FBO ROCK PAPER SISSORS LLC 401 K COVINGTON KY						5.44%
FIIOC FBO SHOOT THE MOON 401K PS PLAN COVINGTON KY						7.67%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO						5.23%
HARTFORD LIFE INSURANCE COMPANY** ATTN: MARK STROGOFF HARTFORD CT							100%		99.11%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	6.77%		6.32%	25.52%
PERSHING LLC JERSEY CITY NJ	7.41%		10.99%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		8.07%	12.69%	36.68%
UMB BANK NA CUST IRA FBO SPOKANE WA		19.94%
UMB BANK NA CUST ROLLOVER IRA FBO GOSHEN VA		8.82%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO			6.06%	14.82%
THE HARTFORD INTERNATIONAL GROWTH FUND
ASCENSUS TRUST COMPANY FBO ALTERNATE SOLUTIONS HEALTHCARE SYST FARGO ND						6.38%
ASCENSUS TRUST COMPANY FBO BOULEVARD VETERINARY CLINIC, LLC FARGO ND					6.63%

87

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS SAN FRANCISCO CA							9.14%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	54.61%	40.45%	6.25%	54.14%
FIIOC FBO ANDERSON & VREELAND 401K COVINGTON KY						7.77%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA				5.71%
MATRIX TRUST COMPANY CUST FBO SPECTRUM PHARMACEUTICALS, INC 401K DENVER CO									5.44%
MLPF&S INC JACKSONVILLE FL					50.26%	70.15%	5.25%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			5.25%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	7.07%	8.79%	11.32%				7.58%		81.71%
PERSHING LLC JERSEY CITY NJ		5.13%	8.53%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL URBANDALE IA							24.25%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			5.18%
RELIANCE TRUST COMPANY TTEE FBO ADP ACCESS LARGE MARKET 401K ATLANTA GA							25.63%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN BOSTON MA							19.36%
STATE STREET BANK AND TRUST CO CUST FBO THE FIRST NATIONAL BANK SYCAMORE OH					7.04%
UBS WM USA WEEHAWKEN NJ			5.23%	5.24%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO		5.11%	10.02%	14.52%
THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS SAN FRANCISCO CA									6.93%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA							5.51%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	71.11%	29.93%	11.75%	28.35%
GREAT WEST TRUST CO LLC FBO RECORDKEEPING FOR VARIOUS BENE GREENWOOD VILLAGE CO							7.41%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					36.22%	6.10%

88

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD MA								7.57%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA					12.50%	7.20%
MLPF&S INC JACKSONVILLE FL			5.25%	5.63%	7.63%	7.72%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			5.19%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		8.04%	8.26%	10.22%		18.65%	37.36%	44.10%	50.86%
PERSHING LLC JERSEY CITY NJ		10.55%	8.98%	13.11%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		8.08%	5.71%	6.63%
STATE STREET BANK & TRUST COMPANY TAYNIK & COMPANY QUINCY MA								23.40%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN BOSTON MA					18.70%	17.14%
TD AMERITRADE INC FBO OUR CLIENTS OMAHA NE				12.78%
TIAA-CREF TRUST CO CUST/TTEE FBO RETIREMENT PLANS SAINT LOUIS MO							9.41%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO		5.85%	14.57%	8.54%
THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS SAN FRANCISCO CA				41.71%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	28.16%	9.96%
FIIOC FBO WEST HERR EMPLOYEES COVINGTON KY							6.93%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT HARTFORD CT						16.07%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					85.20%	57.17%
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD MA							5.24%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA			9.39%
MAC & CO PITTSBURGH PA									15.84%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA					7.58%
MID ATLANTIC TRUST COMPANY FBO ADS GROUP 401(K) PLAN PITTSBURGH PA							9.97%
MITRA & CO FBO C/O BMO HARRIS BANK NA ATTN MF GREEN BAY WI									35.34%

89

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
MLPF&S INC JACKSONVILLE FL			10.52%	9.17%		23.47%	57.22%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ				5.70%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	6.80%			14.67%			10.24%		21.33%
PERSHING LLC JERSEY CITY NJ	8.20%		8.48%
UBS WM USA WEEHAWKEN NJ			5.38%	5.91%
UMB BANK NA CUST ROTH IRA FBO EL CAJON CA		11.27%
WELLINGTON TRUST CO, N.A. FBO WELLINGTON RET & PENSION PLAN BOSTON MA									6.62%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO			6.30%	5.61%
THE HARTFORD INTERNATIONAL VALUE FUND
ASCENSUS TRUST COMPANY FBO ALAN OPTICAL LTD 401(K) PLAN FARGO ND						8.31%
CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS SAN FRANCISCO CA	81.40%								39.04%
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA			9.52%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA					25.12%	19.93%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	6.86%
FIICO FBO COMMERCIAL CONSTRUCTION CONSULTING COVINGTON KY							16.62%
FIIOC FBO DAVID L ADAMS ASSOCIATES COVINGTON KY						12.19%
FIIOC FBO HANSEN CONSTRUCTION INC COVINGTON KY						5.01%
FIIOC FBO MC3, INC. 401(K) PLAN COVINGTON KY					7.68%
GOLDMAN SACHS & CO C/O MUTUAL FUND OPS SALT LAKE CITY UT									26.26%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA					6.18%
MATRIX TRUST COMPANY CUST FBO KNOTT STREET DERMATOLOGY PC DENVER CO							23.47%
MID ATLANTIC TRUST COMPANY FBO IBETA LLC 401 K PROFIT SHARING PITTSBURGH PA							7.81%
MID ATLANTIC TRUST COMPANY FBO MOORINGS PARK INSTITUTE INC TAX PITTSBURGH PA							36.74%

90

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
MLPF&S INC JACKSONVILLE FL			10.87%		8.48%	34.03%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			10.38%	40.09%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ									13.84%
PAI TRUST COMPANY, INC. NETPLUS MARKETING, INC. DE PERE WI					30.56%
PAI TRUST COMPANY, INC. RONALD J. PUCCI D/B/A R.J. PUCCI PR DE PERE WI							14.62%
PERSHING LLC JERSEY CITY NJ			11.01%	9.08%	7.80%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			16.14%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN BOSTON MA						13.79%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO			11.28%
HARTFORD LONG/SHORT GLOBAL EQUITY FUND
CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS SAN FRANCISCO CA	13.13%			22.74%
HARTFORD ACCIDENT & INDEMNITY COMPANY** HARTFORD CT	77.91%		85.73%	29.62%					62.76%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT									36.56%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			6.22%	22.78%
VANGUARD BROKERAGE SERVICES VALLEY FORGE PA				12.62%
THE HARTFORD MIDCAP FUND
CBNA AS CUSTODIAN FBO RONKEN INDUSTRIES, INC 401(K) PROF UTICA NY								5.19%
CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS SAN FRANCISCO CA				6.25%		6.50%
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA			5.83%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA					8.32%		12.47%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	47.29%	49.44%	7.41%	18.01%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT HARTFORD CT						6.22%

91

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					30.16%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA					8.23%	8.17%
MLPF&S INC JACKSONVILLE FL						10.37%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ			6.34%	15.56%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	5.56%	6.26%	5.76%				26.57%	14.15%	52.02%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ	6.24%	9.54%	7.22%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL	7.89%		24.22%	12.02%
TIAA-CREF TRUST CO CUST/TTEE FBO RETIREMENT PLANS SAINT LOUIS MO							13.13%
UBS WM USA WEEHAWKEN NJ				5.97%
VANGUARD FIDUCIARY TRUST CO FBO VARIOUS RETIREMENT PLANS VALLEY FORGE PA								17.19%
WELLS FARGO BANK FBO VARIOUS RETIREEMNT PLANS CHARLOTTE NC							19.40%
WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS CHARLOTTE NC								38.69%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO	5.80%	8.36%	14.89%	28.30%
THE HARTFORD MIDCAP VALUE FUND
AMERICAN ENTERPRISE INV SVCS MINNEAPOLIS MN		5.67%
ASCENSUS TRUST COMPANY FBO ASSOCIATES IN DIAGNOSTIC RADIOLOGY FARGO ND							8.58%
ASCENSUS TRUST COMPANY FBO HOROVITZ RUDOY & ROTEMAN PROFIT SH FARGO ND					11.41%
ASCENSUS TRUST COMPANY FBO INSTRUMENTARIUM SAVINGS INVESTMENT FARGO ND									6.77%
CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS SAN FRANCISCO CA							5.84%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	63.13%	36.55%	15.14%	68.28%
FIIOC FBO MAN-DELL FOOD STORES INC PSP COVINGTON KY						6.60%
FIIOC FBO TNG WORLDWIDE INC 401K PROFIT COVINGTON KY						8.52%

92

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
FIIOC FBO WYATT TECHNOLOGY CORP 401K PSP COVINGTON KY							5.31%
GREAT-WEST TRUST CO LLC FBO RECORDKEEPING FOR VARIOUS BENE GREENWOOD VILLAGE CO									7.06%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO									34.29%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					54.03%	40.57%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA				7.43%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA					10.38%	7.42%
MATRIX TRUST COMPANY CUST FBO BEATRICE COMMUNITY HOSPITAL DENVER CO							13.17%
MLPF&S INC JACKSONVILLE FL					7.36%	13.57%	34.05%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		15.72%	6.70%	6.20%					9.92%
PERSHING LLC JERSEY CITY NJ			6.94%				8.87%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			13.02%
STATE STREET BANK & TRUST COMPANY TAYNIK & COMPANY QUINCY MA							8.59%
T. ROWE PRICE RETIREMENT PLAN SVCS FBO RETIREMENT PLAN CLIENTS OWINGS MILLS MD									27.83%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO		9.67%	11.28%
HARTFORD MODERATE ALLOCATION FUND
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA		9.53%	5.97%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	42.31%	31.90%	7.03%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT HARTFORD CT						17.50%	25.12%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					86.17%	70.47%	73.63%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA			8.27%	12.34%
MLPF&S INC JACKSONVILLE FL				8.17%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			6.78%	20.94%

93

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	8.70%	10.36%	8.36%	23.75%
PERSHING LLC JERSEY CITY NJ	5.47%	10.30%	7.91%	5.75%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		5.10%	9.31%	6.64%
TD AMERITRADE INC FBO OUR CLIENTS OMAHA NE				5.42%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO		5.39%	8.60%	6.49%
HARTFORD MULTI-ASSET INCOME FUND
HARTFORD LIFE & ANNUITY** C/O PORTFOLIO SUPPORT HARTFORD CT	62.74%		38.92%	16.32%	99.76%	100%	100%		25.99%
HARTFORD LIFE INSURANCE COMPANY** ATTN: MARK STROGOFF HARTFORD CT									73.97%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA			8.98%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	9.96%		7.09%	76.91%
PERSHING LLC JERSEY CITY NJ	14.43%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS ST LOUIS MO			11.49%
UBS WM USA WEEHAWKEN NJ			7.05%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO			14.76%
Hartford municipal income fund
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	69.58%			10.46%
HARTFORD LIFE INSURANCE COMPANY** ATTN: MARK STROGOFF HARTFORD CT	23.08%		84.60%
PERSHING LLC JERSEY CITY NJ			5.26%
WELLINGTON FINANCE & TREASURY LLC*** BOSTON MA				85.60%
THE HARTFORD MUNICIPAL OPPORTUNITIES FUND
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA		10.99%	5.80%
E VERONICA LENARD TRUSTEE FBO EV LENARD REVOCABLE TRUST BLOOMINGTON IN		5.62%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	31.29%	28.29%	5.24%

94

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
MLPF&S INC JACKSONVILLE FL		11.71%	14.24%	23.21%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ	17.62%	9.25%	14.38%	7.80%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	10.59%			6.44%
PERSHING LLC JERSEY CITY NJ			8.48%	13.33%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			11.29%	5.66%
UBS WM USA WEEHAWKEN NJ	6.41%		7.11%	10.16%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO	6.74%	24.98%	18.97%	17.98%
THE HARTFORD MUNICIPAL REAL RETURN FUND
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	52.05%	69.71%	10.88%	6.42%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA			6.24%
MLPF&S INC JACKSONVILLE FL	7.18%	8.78%	17.70%	13.46%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			10.26%	32.42%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ			5.55%
PERSHING LLC JERSEY CITY NJ	8.11%	12.57%	11.90%
UBS WM USA WEEHAWKEN NJ			6.82%	6.14%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO			13.09%	23.00%
HARTFORD MUNICIPAL SHORT DURATION FUND
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	57.65%		16.23%
HARTFORD LIFE INSURANCE COMPANY** ATTN: MARK STROGOFF HARTFORD CT	32.68%		66.18%
RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING MINNEAPOLIS MN			8.84%
TD AMERITRADE INC FBO OUR CLIENTS OMAHA NE				5.34%
TIMOTHY D HANEY MICHELLE A HANEY JTWROS WESTWOOD MA				8.55%
WELLINGTON FINANCE & TREASURY LLC*** BOSTON MA				77.74%
THE HARTFORD QUALITY BOND FUND

95

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	46.23%		9.35%	19.15%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT						100%	25.59%		77.16%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA			10.37%	7.04%	16.86%
MATRIX TRUST COMPANY CUST FBO PDQ PRINT CENTER 401(K) RETIREMENT DENVER CO					34.72%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ				28.45%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ			26.04%	34.18%	19.68%		74.41%		22.84%
PERSHING LLC JERSEY CITY NJ	8.49%		22.80%	7.98%	24.84%
UBS WM USA WEEHAWKEN NJ	14.43%
HARTFORD REAL TOTAL RETURN FUND
CHRISTOPHER S KAMM MILTON MA	12.70%
DARRIN E NORDHUES TINA M NORDHUES JTWROS RANDOLPH NE			5.55%
HARTFORD FUNDS DISTRIBUTORS LLC HARTFORD FUNDS RADNOR PA									100%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT					99.99%	87.90%	99.99%
JANNEY MONTGOMERY SCOTT LLC PHILADELPHIA PA				33.59%
JANNEY MONTGOMERY SCOTT LLC PHILADELPHIA PA			10.92%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA	13.72%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ				13.20%
PERSHING LLC JERSEY CITY NJ			27.07%	48.60%
ROBERT HAYDEN PC ROBERT W HAYDEN TRUSTEE IND (K) EDMOND OK						12.09%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS ST LOUIS MO	44.30%
UMB BANK NA CUST IRA BISMARCK ND			6.96%
UMB BANK NA CUST IRA GOTHENBURG NE			19.68%
UMB BANK NA CUST SEP IRA ALEX CITY AL			8.45%
WILFRED E WASINGER TOD SALINAS CA			9.29%
THE HARTFORD SHORT DURATION FUND

96

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
ASCENSUS TRUST COMPANY FBO DAVID FRANK ANDERSON INDIVIDUAL 401K FARGO ND					8.56%
ASCENSUS TRUST COMPANY FBO DELZELL BROTHERS, INC 401(K) PLAN FARGO ND					13.02%
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA		8.02%	5.32%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	40.03%	39.06%	11.65%	17.20%
FRONTIER TRUST COMPANY FBO WINICKI LAW FIRM INDIVIDUAL 401K PL FARGO ND					31.56%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT							52.45%
KENT CO CONSULTING INC 401K AND PROFIT SHARING PLAN COLUMBIA SC						8.53%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA		5.95%	5.39%	7.60%	6.00%
MAC & CO ATTN MUTUAL FUND OPS PITTSBURGH PA									75.90%
MICHAEL JAWAHIR TRUSTEE FBO AVIATION INTERNATIONAL DE SOTO MO						7.36%
MITRA & CO FBO C/O BMO HARRIS BANK NA ATTN MF GREEN BAY WI							30.49%
MLPF&S INC JACKSONVILLE FL	5.31%		6.81%	18.27%	21.25%	17.40%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			5.78%	9.32%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		5.26%	8.71%	12.65%			16.73%		23.01%
PERSHING LLC JERSEY CITY NJ	5.08%	7.23%	8.85%	7.15%		15.09%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			8.47%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO	6.54%	8.37%	14.86%	16.74%
WILLIAM J MILLER DEFINED BENEFIT PENSION PLAN CLAFLIN KS					8.06%	41.50%
THE HARTFORD SMALL CAP GROWTH FUND
CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS SAN FRANCISCO CA				10.73%		16.38%	9.64%		8.04%
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA		5.56%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	9.36%	6.62%

97

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
GREAT-WEST TRUST CO LLC FBO RECORDKEEPING FOR VARIOUS GREENWOOD VILLAGE CO							7.83%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO					7.27%
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD MA							7.70%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA			7.80%	5.81%
MATRIX TRUST CO CUST FBO LOMA LINDA UNIV HEALTH 401A PHOENIX AZ							6.80%
MERCER TRUST CO CUST FBO IBEW LOCAL NO 38 NORWOOD MA						5.71%
MLPF&S INC JACKSONVILLE FL					22.44%	21.18%	9.41%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			6.01%	26.24%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	7.98%		9.42%	11.23%		8.46%	8.39%		49.37%
PERSHING LLC JERSEY CITY NJ	5.90%	14.26%	8.92%	17.80%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL PROVIDENCE RI								94.56%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL JACKSONVILLE TX					9.75%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			9.24%	6.08%
RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF ATLANTA GA						5.67%
STATE STREET BANK & TRUST COMPANY TAYNIK & COMPANY QUINCY MA							18.14%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN BOSTON MA					10.05%
T. ROWE PRICE RETIREMENT PLAN SVCS FBO RETIREMENT PLAN CLIENTS OWINGS MILLS MD							5.56%
UBS WM USA WEEHAWKEN NJ			17.86%
UMB BANK NA CUST ROTH IRA EL CAJON CA		5.57%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO			9.28%	7.58%
THE HARTFORD SMALL COMPANY FUND
CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS SAN FRANCISCO CA							6.77%
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA			6.92%

98

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA							12.54%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	53.09%	37.76%	8.98%	51.95%
GREAT-WEST TRUST FBO RTC TTEE FBO CERTAIN RETIREMENT PLANS GREENWOOD VILLAGE CO							7.80%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT								100%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT HARTFORD CT						5.04%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					68.40%	51.49%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA		5.70%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ			8.88%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	5.79%	9.43%	5.58%		7.15%		10.58%		81.66%
PERSHING LLC JERSEY CITY NJ	5.40%	7.92%	8.70%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			5.80%
RELIANCE TRUST COMPANY CUST FBO MASSMUTUAL OMNIBUS PE SMF ATLANTA GA							26.97%
SAXON & CO FBO PHILADELPHIA PA									14.96%
UBS WM USA WEEHAWKEN NJ				6.67%
WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS CHARLOTTE NC						8.26%
WELLS FARGO BANK NA FBO CHIQUITA BRANDS INTL CAP ACCUM PL MINNEAPOLIS MN							5.27%
WELLS FARGO BANK NA TTEE FBO TRAVIS CNTY TEXAS 457 DCP GREENWOOD VILLAGE CO						5.48%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO	5.89%		11.29%	20.02%
THE HARTFORD SMALL CAP CORE FUND
ASCENSUS TRUST COMPANY FBO ADVANCED STRUCTURAL TECHNOLOGIES FARGO ND					8.18%
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA	5.06%	5.09%	5.07%

99

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
DWS TRUST COMPANY FBO MIDWEST BANK GROUP INC IRA SALEM NH					38.71%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	25.73%	18.92%		12.23%
FIIOC FBO P.C. MECHANICAL INC. COVINGTON KY					8.86%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO									48.25%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT							27.81%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA		5.42%	8.13%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA				9.97%
MATRIX TRUST COMPANY CUST FBO CHELAN COUNTY PUBLIC HOSPITAL DISTR DENVER CO						6.88%
MATRIX TRUST COMPANY CUST FBO DOLLAR ENERGY FUND, INC 403(B) PLAN DENVER CO									5.28%
MATRIX TRUST COMPANY CUST FBO SOUTH COLONIE CSD 403(B) PLAN DENVER CO						5.09%
MG TRUST COMPANY CUST FBO MHAC 401 K SALARY REDUCTION PLAN A DENVER CO					21.60%
MICHAEL TAYLOR MICHAEL TAYLOR TRUSTEE IND (K) OMAHA NE					6.08%
MLPF&S INC JACKSONVILLE FL				5.18%		64.41%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	6.48%	8.06%		7.38%			72.19%		38.25%
NORTH SCOTTSDALE CHILDREN'S DENTISTRY PLLC 401K PLAN SCOTTSDALE AZ						10.12%
PAI TRUST COMPANY INC REDDY ELECTRIC COMPANY 401(K) PROFIT DE PERE WI						13.41%
PERSHING LLC JERSEY CITY NJ	7.05%	7.36%	10.94%	11.04%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			9.84%
UBS WM USA WEEHAWKEN NJ				31.82%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO	7.68%	9.40%	13.61%	15.15%
THE HARTFORD STRATEGIC INCOME FUND
ASCENSUS TRUST COMPANY FBO ANGIE S BARRETT FARGO ND					5.16%

100

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
ASCENSUS TRUST COMPANY FBO BEACH FAMILY DOCTORS MEDICAL GROUP FARGO ND							45.55%
ASCENSUS TRUST COMPANY FBO CAROL A ANDERSON 401K FARGO ND						8.74%
ASCENSUS TRUST COMPANY FBO CJ LYONS LLC 401K FARGO ND					23.81%
ASCENSUS TRUST COMPANY FBO LISA K RADER 401K PLAN FARGO ND						9.21%
ASCENSUS TRUST COMPANY FBO MARK A. CONGDON CFS, INC. 401(K) FARGO ND						15.51%
ASCENSUS TRUST COMPANY FBO ROUTE 50 MEMORIAL HOSPITAL 401K PLAN FARGO ND					5.42%
ASCENSUS TRUST COMPANY FBO WATER EDUCATION FOUNDATION INC PE FARGO ND							46.91%
CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS SAN FRANCISCO CA				7.33%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	39.05%	19.87%		14.30%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT						41.04%	7.54%	100%
JIMMIE L BALDONADO NANCY E SCHUTZ AND STEVEN D SCOVILLE TTEES GOTHENBURG NE					9.15%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA		12.54%	10.33%	7.07%	9.80%	6.15%
MATRIX TRUST COMPANY CUST FBO TRUSTEES OF COUNTRY OAKS CARE CENTER DENVER CO									11.40%
MATRIX TRUST COMPANY CUST. FBO CITY OF ABERDEEN (WA) 457(B) PLAN DENVER CO					19.80%
MLPF&S INC JACKSONVILLE FL		5.63%		6.93%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	5.24%	9.99%	9.09%	7.35%
PERSHING LLC JERSEY CITY NJ	16.06%	22.22%	16.01%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL RUTHER GLEN VA									85.03%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			12.23%	7.13%
ROBERT HAYDEN PC ROBERT W HAYDEN TRUSTEE IND (K) EDMOND OK						19.35%
UBS WM WEEHAWKEN NJ				12.12%

101

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
UMB BANK NA CUST FBO PLAN MEMBER CARPINTERIA CA					7.54%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO	6.36%	7.78%	16.37%	20.07%
THE HARTFORD TOTAL RETURN BOND FUND
BRYAN FALDER & CHRIS FALDER TTEE FB FALDER PSP GREENWOOD VILLAGE CO					8.43%
CAPITAL BANK & TRUST CO TRUSTEE FBO BURDG DUNHAM & ASSOC CONST CORP PSP GREENWOOD VILLAGE CO					5.05%
CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS SAN FRANCISCO CA									38.59%
CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS SAN FRANCISCO CA		6.13%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	75.19%	55.38%	18.31%	82.51%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT								100%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT HARTFORD CT							6.22%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					50.05%	69.69%	25.46%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA			5.19%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		6.88%	7.72%				64.05%		23.85%
PERSHING LLC JERSEY CITY NJ			9.11%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			12.31%	5.71%
SAXON & CO FBO PHILADELPHIA PA									19.22%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN BOSTON MA						6.41%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO		8.62%	9.05%
THE HARTFORD UNCONSTRAINED BOND FUND
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	49.83%	42.83%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT					78.79%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA		5.31%	6.74%	16.79%

102

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
MICHAEL TAYLOR MICHAEL TAYLOR TRUSTEE IND (K) OMAHA NE					8.68%
MLPF&S INC JACKSONVILLE FL			6.33%			89.15%	95.62%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			10.53%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		15.76%	9.46%
PAI TRUST COMPANY INC OA TAX PARTNERS, LTD 401(K) DE PERE WI					12.53%
PERSHING LLC JERSEY CITY NJ	9.57%	10.49%	8.09%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		13.29%	11.97%
ROBERT HAYDEN PC ROBERT W HAYDEN TRUSTEE IND (K) EDMOND OK						7.72%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO	5.74%		12.44%	53.91%					100%
THE HARTFORD VALUE OPPORTUNITIES FUND
ASCENSUS TRUST COMPANY FBO MCPEAK'S ADULT HOME 401K PLAN FARGO ND					6.13%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	51.80%	28.20%	7.60%	35.04%
EMJAY CORPORATION CUSTODIAN FBO PLANS OF GREAT WEST FINANCIAL GREENWOOD VILLAGE CO							77.35%
GREAT-WEST TRUST COMPANY LLC TTEE F DECATUR MEMORIAL HOSPITAL DCP GREENWOOD VILLAGE CO					12.58%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO									19.69%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					18.52%	50.81%
J MICHAEL FAY DDS PA TTEE FBO J MICHAEL FAY DDS PA 401K GREENWOOD VILLAGE CO					5.38%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA		10.10%	8.07%
MG TRUST COMPANY CUST FBO CCSCI RETIREMENT SAVINGS PLAN DENVER CO						7.21%
MG TRUST COMPANY CUST FBO CHILD GUIDANCE RESOURCE CENTERS INC DENVER CO									21.22%
MID ATLANTIC TRUST COMPANY FBO KILMER INSURANCE GROUP INC T/A PITTSBURGH PA							9.78%

103

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
MID ATLANTIC TRUST COMPANY FBO WILSHIRE ENTERPRISES 401(K) PROFIT PITTSBURGH PA							5.62%
MLPF&S INC JACKSONVILLE FL		5.20%	10.60%	14.65%		26.37%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			7.69%	8.16%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		8.42%	9.00%	8.41%					58.73%
PERSHING LLC JERSEY CITY NJ			8.83%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL			9.16%
TRITEC COMPANIES TEE FBO TRITEC COMPANIES 401K GREENWOOD VILLAGE CO					18.14%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO		10.69%	6.71%	5.21%
THE HARTFORD WORLD BOND FUND
ASCENSUS TRUST COMPANY FBO PARAMETER GENERATION & CONTROL INC FARGO ND					9.30%
ASCENSUS TRUST COMPANY FBO WHIT DAVIS LUMBER COMPANY 401(K) PS FARGO ND								13.76%
CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS SAN FRANCISCO CA	10.77%			8.47%		8.62%			23.15%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	28.92%		6.26%	11.70%
FIIOC FBO BOYLE CONSTRUCTION COVINGTON KY						5.80%
FIIOC COVINGTON KY						6.39%
FIIOC FBO RUGBY 401K COVINGTON KY							9.19%
FIIOC FBO SEGAL MCCAMBRIDGE COVINGTON KY						7.71%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO						9.45%		23.72%
JOHN HANOOCK TRUST COMPANY LLC WESTWOOD MA								27.22%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA			6.60%		35.55%	5.58%
MATRIX TRUST COMPANY CUST FBO HOGAN & ASSOCIATES CONSTRUCTION 401K DENVER CO								8.21%
MATRIX TRUST COMPANY CUST. FBO LEBANON COMMUNITY SCHOOL CORPORATION DENVER CO					13.46%
MATRIX TRUST COMPANY TRUSTEE CSA/MICHOICE SCHOOLS 401K P/S PLAN DENVER CO					8.04%

104

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
MLPF&S INC JACKSONVILLE FL			12.53%	9.18%	7.21%	42.44%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ			13.70%	10.78%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	17.71%		8.85%				59.63%		32.25%
PERSHING LLC JERSEY CITY NJ	7.87%		9.15%	25.01%					18.02%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL	5.06%		11.71%	6.08%
STATE STREET BANK & TRUST COMPANY MML FBO ITS CLIENTS BOSTON MA								10.88%
TD AMERITRADE INC FBO OUR CLIENTS OMAHA NE	7.98%								12.73%
TIAA-CREF TRUST CO CUST/TTEE FBO RETIREMENT PLANS FOR WHICH TIAA SAINT LOUIS MO							22.68%
UBS WM USA WEEHAWKEN NJ			6.82%	5.46%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO			13.93%	7.78%

# A Fund of Funds will vote proxies with regard to shares it holds in the Fund in accordance with its proxy voting policy.

* May be deemed to control the Fund because it owned beneficially more than 25% of the outstanding shares of the Fund

** The Hartford or one of its subsidiaries may be deemed to control the following Funds due to its beneficial ownership of 25% or more of the outstanding shares of such Fund: Environmental Opportunities Fund, International Equity Fund, Long/Short Global Equity Fund, Multi-Asset Income Fund, Municipal Income Fund and Municipal Short Duration Fund.

*** Wellington Finance & Treasury LLC, a Delaware limited liability company whose principal office is located at 280 Congress Street, Boston, Massachusetts 02210 (“Wellington F&T”), has made an investment in each of Municipal Income Fund and Municipal Short Duration Fund. Wellington F&T and Wellington Management, sub-adviser to Municipal Income Fund and Municipal Short Duration Fund, are directly or indirectly owned by Wellington Management Group LLP, a Massachusetts limited liability partnership. For so long as Wellington F&T has a greater than 25% interest in Municipal Income Fund and Municipal Short Duration Fund, Wellington Management may be deemed be a "control person" of Municipal Income Fund and Municipal Short Duration Fund for purposes of the 1940 Act.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a fund. A control person may be able to take actions regarding a fund it controls without the consent or approval of other shareholders.

105

INVESTMENT MANAGEMENT ARRANGEMENTS

Each Company, on behalf of its respective Funds, has entered into an investment management agreement with HFMC. Each investment management agreement provides that HFMC, subject to the supervision and approval of the applicable Company’s Board of Directors, is responsible for the management of each Fund. In addition, HFMC or its affiliate(s) provides administrative services to both Companies and their Funds, including personnel, services, equipment and facilities and office space for proper operation of the Companies and the Funds. Although HFMC, or its affiliates, have agreed to arrange for the provision of additional services necessary for the proper operation of the Companies, each Fund pays for these services directly.

With respect to each Fund, except the Funds of Funds, HFMC has entered into an investment sub-advisory agreement with Wellington Management. Under the investment sub-advisory agreements, Wellington Management, subject to the general supervision of the applicable Company’s Board of Directors and HFMC, is responsible for (among other things) the investment and reinvestment of the assets of such Funds and furnishing each such Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each Fund. HFMC does not employ the services of a sub-adviser in its management of the Funds of Funds and it administers the asset allocation program for these Funds.

As provided by the investment management agreements, each Fund pays HFMC an investment management fee (except Checks and Balances Fund, which pays no management fee) that is accrued daily and paid monthly, equal on an annual basis to a stated percentage of each Fund’s average daily net assets. With respect to each of the Funds except the Funds of Funds, HFMC (not any Fund) pays the sub-advisory fees to the sub-adviser.

MANAGEMENT FEES

Each Fund pays a monthly management fee to HFMC based on a stated percentage of the Fund’s average daily net asset value as follows:

Emerging Markets Equity Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	1.1000%
Next $250 million	1.0500%
Next $500 million	1.0000%
Amount Over $1 billion	0.9700%

Emerging Markets Local Debt Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.8500%
Next $250 million	0.8000%
Next $500 million	0.7700%
Amount Over $1 billion	0.7600%

Environmental Opportunities Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8000%
Next $500 million	0.7500%
Next $1.5 billion	0.7300%
Next $2.5 billion	0.7250%
Amount Over $5 billion	0.7200%

Global All-Asset Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.8000%
Next $250 million	0.7500%
Next $500 million	0.7000%
Next $1.5 billion	0.6800%
Next $2.5 billion	0.6600%
Amount Over $5 billion	0.6500%

106

Global Capital Appreciation Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8500%
Next $500 million	0.7500%
Next $4 billion	0.7000%
Next $5 billion	0.6800%
Amount Over $10 billion	0.6750%

Global Equity Income Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.7000%
Next $4 billion	0.6900%
Next $5 billion	0.6850%
Amount Over $10 billion	0.6700%

Global Real Asset Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8450%
Next $500 million	0.8100%
Next $1.5 billion	0.7800%
Next $2.5 billion	0.7500%
Amount Over $5 billion	0.7100%

Healthcare Fund and International Small Company Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.9000%
Next $500 million	0.8500%
Next $4 billion	0.8000%
Next $5 billion	0.7975%
Amount Over $10 billion	0.7950%

International Equity Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7000%
Next $500 million	0.6500%
Next $1.5 billion	0.6400%
Next $2.5 billion	0.6300%
Amount Over $5 billion	0.6250%

Small Cap Growth Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $100 million	0.9000%
Next $150 million	0.8000%
Next $250 million	0.7000%
Next $4.5 billion	0.6500%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6200%

107

International Growth Fund and International Value Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8500%
Next $500 million	0.8000%
Next $4 billion	0.7500%
Next $5 billion	0.7475%
Amount Over $10 billion	0.7450%

Small Company Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.8500%
Next $250 million	0.8000%
Next $500 million	0.7500%
Next $500 million	0.7000%
Next $3.5 billion	0.6500%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6200%

MidCap Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8500%
Next $500 million	0.7500%
Next $4 billion	0.7000%
Next $5 billion	0.6975%
Amount Over $10 billion	0.6950%

Value Opportunities Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7000%
Next $500 million	0.6000%
Next $1.5 billion	0.5900%
Next $2.5 billion	0.5850%
Next $5 billion	0.5800%
Amount Over $10 billion	0.5750%

MidCap Value Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.6500%
Next $1.5 billion	0.6000%
Next $2.5 billion	0.5950%
Next $5 billion	0.5900%
Amount Over $10 billion	0.5850%

Growth Opportunities Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.8000%
Next $4.75 billion	0.7000%
Next $5 billion	0.6975%
Amount Over $10 billion	0.6950%

Capital Appreciation Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8000%
Next $500 million	0.7000%
Next $4 billion	0.6500%
Next $5 billion	0.6475%
Amount Over $10 billion	0.6450%

108

Multi-Asset Income Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.7500%
Next $250 million	0.7000%
Next $500 million	0.6800%
Next $1.5 billion	0.6600%
Next $2.5 billion	0.6500%
Next $5 billion	0.6400%
Amount Over $10 billion	0.6350%

Equity Income Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.7500%
Next $250 million	0.7000%
Next $500 million	0.6500%
Next $1.5 billion	0.6000%
Next $2.5 billion	0.5900%
Amount Over $5 billion	0.5875%

Small Cap Core Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.7000%
Next $2 billion	0.6500%
Next $2 billion	0.6400%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6200%

Core Equity Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.4500%
Next $500 million	0.3500%
Next $1.5 billion	0.3300%
Next $2.5 billion	0.3250%
Amount Over $5 billion	0.3225%

International Opportunities Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.6500%
Next $1.5 billion	0.6400%
Next $2.5 billion	0.6350%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6250%

Dividend and Growth Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.6500%
Next $1.5 billion	0.6000%
Next $2.5 billion	0.5950%
Next $5 billion	0.5900%
Amount Over $10 billion	0.5850%

Balanced Income Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.7000%
Next $250 million	0.6300%
Next $500 million	0.6000%
Next $1.5 billion	0.5700%
Next $2.5 billion	0.5500%
Next $5 billion	0.5300%
Amount Over $10 billion	0.5250%

109

Floating Rate High Income Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7000%
Next $2 billion	0.6500%
Next $2.5 billion	0.6400%
Next $5 billion	0.6300%
Amount Over $10 billion	0.6200%

World Bond Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.7000%
Next $250 million	0.6500%
Next $4.5 billion	0.6000%
Next $5 billion	0.5750%
Amount Over $10 billion	0.5725%

Balanced Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.6900%
Next $500 million	0.6250%
Next $4 billion	0.5750%
Next $5 billion	0.5725%
Amount Over $10 billion	0.5700%

Floating Rate Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.6500%
Next $2 billion	0.6000%
Next $2.5 billion	0.5900%
Next $5 billion	0.5800%
Amount Over $10 billion	0.5700%

High Yield Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.6500%
Next $500 million	0.6000%
Next $1.5 billion	0.5950%
Next $2.5 billion	0.5900%
Next $5 billion	0.5800%
Amount Over $10 billion	0.5700%

Long/Short Global Equity Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	1.4000%
Next $1 billion	1.3900%
Amount Over $2 billion	1.3800%

Real Total Return Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.9000%
Next $250 million	0.8800%
Next $500 million	0.8500%
Next $1.5 billion	0.8300%
Amount Over $2.5 billion	0.8200%

Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund and Municipal Short Duration Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.3500%
Next $500 million	0.3000%
Next $1.5 billion	0.2900%
Next $2.5 billion	0.2850%
Amount Over $5 billion	0.2800%

110

Unconstrained Bond Fund and Strategic Income Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.5500%
Next $500 million	0.5000%
Next $1.5 billion	0.4750%
Next $2.5 billion	0.4650%
Next $5 billion	0.4550%
Amount Over $10 billion	0.4450%

Total Return Bond Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.4300%
Next $500 million	0.3800%
Next $4 billion	0.3700%
Next $5 billion	0.3600%
Amount Over $10 billion	0.3500%

Inflation Plus Fund and Quality Bond Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.5000%
Next $500 million	0.4500%
Next $1.5 billion	0.4450%
Next $2.5 billion	0.4400%
Next $5 billion	0.4300%
Amount Over $10 billion	0.4200%

Short Duration Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.4500%
Next $500 million	0.4000%
Next $1.5 billion	0.3950%
Next $2.5 billion	0.3900%
Next $5 billion	0.3800%
Amount Over $10 billion	0.3700%

Growth Allocation Fund, Conservative Allocation Fund and Moderate Allocation Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.1000%
Next $500 million	0.0950%
Next $1.5 billion	0.0900%
Next $2.5 billion	0.0800%
Next $2.5 billion	0.0700%
Next $2.5 billion	0.0600%
Amount Over $10 billion	0.0500%

ADVISORY FEE PAYMENT HISTORY

The following charts show, for each of the last three fiscal years, (i) the amount of advisory fees paid by each Fund to its investment adviser and (ii) the aggregate amount of sub-advisory fees, if any, paid by the investment adviser, with respect to each Fund, to any sub-advisers with which the investment adviser is not affiliated (“Unaffiliated Managers”). The fees paid to Unaffiliated Managers are shown both in dollars and as a percentage of the Fund’s average daily net assets that they managed during the applicable period.

111

Fund Name	Gross Fees Payable to the Investment Adviser 2016	Investment Advisory Fee Waiver 2016	Net Fees Paid to Investment Adviser 2016	Net Aggregate Sub- advisory Fees Paid to Unaffiliated Managers 2016	% Net Aggregate Sub- advisory Fees Paid to Unaffiliated Managers 2016
Balanced Fund	$5,354,619	$-	$5,354,619	$1,195,924	0.15%
Balanced Income Fund	$41,758,157	$-	$41,758,157	$10,508,840	0.14%
Capital Appreciation Fund	$62,134,574	$-	$62,134,574	$23,556,659	0.25%
Checks and Balances Fund	$-	$-	$-	$-	N/A
Conservative Allocation Fund	$152,432	$-	$152,432	$4,009	N/A
Core Equity Fund	$6,195,616	$-	$6,195,616	$1,690,002	0.10%
Dividend and Growth Fund	$46,133,657	$-	$46,133,657	$13,287,941	0.18%
Emerging Markets Equity Fund	$1,043,864	$-	$1,043,864	$597,850	0.63%
Emerging Markets Local Debt Fund	$1,206,860	$-	$1,206,860	$639,636	0.53%
Environmental Opportunities Fund*	$153,238	$-	$153,238	$67,042	0.35%
Equity Income Fund	$22,321,455	$-	$22,321,455	$6,837,084	0.19%
Floating Rate Fund	$23,845,628	$-	$23,845,628	$7,457,688	0.19%
Floating Rate High Income Fund	$2,174,236	$-	$2,174,236	$913,704	0.29%
Global All-Asset Fund	$3,427,742	$13,395.65	$3,414,347	$1,592,885	0.43%
Global Capital Appreciation Fund	$8,636,990	$-	$8,636,990	$4,175,363	0.38%
Global Equity Income Fund	$1,153,520	$-	$1,153,520	$535,411	0.35%
Global Real Asset Fund	$2,221,219	$335,200.49	$1,886,019	$1,063,156	0.40%
Growth Allocation Fund	$743,249	$-	$743,249	N/A	N/A
Growth Opportunities Fund	$32,954,869	$-	$32,954,869	$12,615,219	0.27%
Healthcare Fund	$13,310,953	$-	$13,310,953	$5,060,357	0.32%
High Yield Fund	$2,174,535	$-	$2,174,535	$1,062,178	0.32%
Inflation Plus Fund	$3,214,635	$-	$3,214,635	$722,581	0.11%
International Equity Fund	$211,859	$-	$211,859	$84,743	0.28%
International Growth Fund	$1,732,468	$-	$1,732,468	$634,550	0.31%
International Opportunities Fund	$12,972,788	$-	$12,972,788	$5,383,120	0.28%
International Small Company Fund	$4,047,210	$-	$4,047,210	$1,374,148	0.31%
International Value Fund	$10,412,568	$-	$10,412,568	$4,340,027	0.34%
Long/Short Global Equity Fund	$343,477	$-	$343,477	$245,341	1.00%

112

Fund Name	Gross Fees Payable to the Investment Adviser 2016	Investment Advisory Fee Waiver 2016	Net Fees Paid to Investment Adviser 2016	Net Aggregate Sub- advisory Fees Paid to Unaffiliated Managers 2016	% Net Aggregate Sub- advisory Fees Paid to Unaffiliated Managers 2016
MidCap Fund	$39,668,312	$-	$39,668,312	$13,940,254	0.25%
MidCap Value Fund	$3,306,729	$-	$3,306,729	$1,422,734	0.32%
Moderate Allocation Fund	$553,765	$-	$553,765	$13,047	N/A
Multi-Asset Income Fund	$561,952	$-	$561,952	$188,483	0.25%
Municipal Income Fund	$49,903	$-	$49,903	$18,535	0.13%
Municipal Opportunities Fund	$2,172,837	$-	$2,172,837	$805,023	0.13%
Municipal Real Return Fund	$593,176	$-	$593,176	$186,427	0.11%
Municipal Short Duration Fund	$57,197	$-	$57,197	$17,976	0.11%
Quality Bond Fund	$562,693	$-	$562,693	$167,807	0.15%
Real Total Return Fund	$1,393,294	$-	$1,393,294	$737,785	0.58%
Short Duration Fund	$3,617,324	$-	$3,617,324	$1,139,995	0.14%
Small Cap Core Fund	$1,258,592	$-	$1,258,592	$554,160	0.33%
Small Cap Growth Fund	$6,501,628	$-	$6,501,628	$2,405,977	0.26%
Small Company Fund	$5,133,936	$-	$5,133,936	$2,347,57	0.37%
Strategic Income Fund	$2,197,800	$-	$2,197,800	$971,473	0.24%
Total Return Bond Fund	$7,525,732	$-	$7,525,732	$2,013,741	0.10%
Unconstrained Bond Fund	$488,929	$-	$488,929	$235,129	0.26%
Value Opportunities Fund	$1,756,666	$-	$1,756,666	$752,381	0.30%
World Bond Fund	$21,712,332	$-	$21,712,332	$7,793,066	0.22%

* The information presented above is from February 29, 2016 (commencement of operations) through October 31, 2016.

113

Fund Name	Gross Fees Payable to the Investment Adviser 2015	Investment Advisory Fee Waiver 2015	Net Fees Paid to Investment Adviser 2015	Net Aggregate Sub- advisory Fees Paid to Unaffiliated Managers 2015	% Net Aggregate Sub- advisory Fees Paid to Unaffiliated Managers 2015
Balanced Fund	$5,091,934	$-	$5,091,934	$1,143,396	0.15%
Balanced Income Fund	$34,890,568	$-	$34,890,568	$8,824,281	0.14%
Capital Appreciation Fund	$73,924,970	$-	$73,924,970	$28,121,109	0.25%
Checks and Balances Fund	$-	$-	$-	N/A	N/A
Conservative Allocation Fund	$276,662	$-	$276,662	$55,335	0.03%
Core Equity Fund	$1,364,672	$-	$1,364,672	$371,111	0.14%
Dividend and Growth Fund	$48,115,857	$-	$48,115,857	$13,825,867	0.17%
Emerging Markets Equity Fund	$2,225,566	$-	$2,225,566	$1,267,238	0.66%
Emerging Markets Local Debt Fund	$2,807,038	$-	$2,807,038	$1,482,549	0.52%
Equity Income Fund	$23,133,999	$-	$23,133,999	$7,078,298	0.19%
Floating Rate Fund	$31,839,749	$-	$31,839,749	$8,760,911	0.16%
Floating Rate High Income Fund	$3,308,934	$-	$3,308,934	$1,168,857	0.25%
Global All-Asset Fund	$3,986,984	$-	$3,986,984	$1,778,939	0.43%
Global Capital Appreciation Fund	$10,775,698	$-	$10,775,698	$5,183,618	0.37%
Global Equity Income Fund	$2,205,386	$-	$2,205,386	$995,261	0.34%
Global Real Asset Fund	$3,371,819	$527,792	$2,844,027	$1,359,539	0.38%
Growth Allocation Fund	$1,135,598	$132,844	$1,002,754	N/A	N/A
Growth Opportunities Fund	$30,674,577	$-	$30,674,577	$11,734,984	0.27%
Healthcare Fund	$11,732,544	$-	$11,732,544	$4,468,100	0.33%
High Yield Fund	$2,500,936	$-	$2,500,936	$1,157,546	0.30%
Inflation Plus Fund	$4,291,825	$-	$4,291,825	$821,065	0.09%
International Equity Fund	$286,172	$-	$286,172	$143,039	0.43%
International Growth Fund	$1,757,313	$-	$1,757,313	$641,847	0.31%
International Opportunities Fund	$10,411,356	$-	$10,411,356	$4,382,525	0.29%
International Small Company Fund	$2,730,587	$-	$2,730,587	$971,828	0.32%
International Value Fund	$8,079,320	$-	$8,079,320	$3,406,685	0.35%
Long/Short Global Equity Fund	$279,024	$-	$279,024	$199,299	1.00%
MidCap Fund	$34,035,549	$-	$34,035,549	$11,923,515	0.25%

114

Fund Name	Gross Fees Payable to the Investment Adviser 2015	Investment Advisory Fee Waiver 2015	Net Fees Paid to Investment Adviser 2015	Net Aggregate Sub- advisory Fees Paid to Unaffiliated Managers 2015	% Net Aggregate Sub- advisory Fees Paid to Unaffiliated Managers 2015
MidCap Value Fund	$3,735,556	$-	$3,735,556	$1,595,488	0.32%
Moderate Allocation Fund	$924,465	$-	$924,465	$172,397	0.03%
Multi-Asset Income Fund	$1,050,310	$-	$1,050,310	$332,120	0.24%
Municipal Income Fund*	$15,050	$-	$15,050	$5,078	0.05%
Municipal Opportunities Fund	$2,002,679	$222,381	$1,780,298	$560,375	0.13%
Municipal Real Return Fund	$768,535	$66,863	$701,672	$207,127	0.12%
Municipal Short Duration Fund*	$15,926	$-	$15,926	$4,737	0.04%
Quality Bond Fund	$150,289	$-	$150,289	$36,069	0.12%
Real Total Return Fund	$1,345,829	$-	$1,345,829	$751,455	0.67%
Short Duration Fund	$3,289,717.19	$-	$3,289,717	$912,081	0.12%
Small Cap Core Fund	$557,309	$-	$557,309	$273,625	0.37%
Small Cap Growth Fund	$7,056,946	$-	$7,056,946	$2,588,040	0.26%
Small Company Fund	$7,446,224	$-	$7,446,224	$3,435,064	0.36%
Strategic Income Fund	$2,147,365	$-	$2,147,365	$857,085	0.22%
Total Return Bond Fund	$7,185,124	$-	$7,185,124	$1,835,225	0.10%
Unconstrained Bond Fund	$584,483	$-	$584,483	$246,166	0.23%
Value Opportunities Fund	$2,182,611	$-	$2,182,611	$904,528	0.29%
World Bond Fund	$20,867,662	$-	$20,867,662	$7,497,107	0.22%

* The information presented above is from May 29, 2015 (commencement of operations) through October 31, 2015.

115

Fund Name	Gross Fees Payable to the Investment Adviser 2014	Investment Advisory Fee Waiver 2014	Net Fees Paid to Investment Adviser 2014	Net Aggregate Sub- advisory Fees Paid to Unaffiliated Managers 2014	% Net Aggregate Sub- advisory Fees Paid to Unaffiliated Managers 2014
Balanced Fund	$4,660,805	$-	$4,660,805	$1,057,165	0.15%
Balanced Income Fund	$26,639,117	$-	$26,639,117	$6,820,499	0.15%
Capital Appreciation Fund	$79,162,752	$-	$79,162,752	$30,150,263	0.25%
Checks and Balances Fund	$-	$-	$-	N/A	N/A
Conservative Allocation Fund	$330,483	$-	$330,483	$66,095	0.03%
Core Equity Fund	$1,019,811	$-	$1,019,811	$377,438	0.28%
Dividend and Growth Fund	$47,901,535	$-	$47,901,535	$13,680,635	0.17%
Emerging Markets Equity Fund	$2,834,272	$83,499	$2,750,773	$1,605,842	0.68%
Emerging Markets Local Debt Fund	$2,926,579	$85,710	$2,840,869	$1,479,184	0.50%
Equity Income Fund	$22,238,623	$-	$22,238,623	$6,801,972	0.19%
Floating Rate Fund	$41,251,506	$-	$41,251,506	$10,171,531	0.15%
Floating Rate High Income Fund	$3,512,767	$-	$3,512,767	$1,060,166	0.21%
Global All-Asset Fund	$5,183,515	$102,360	$5,081,155	$2,341,776	0.42%
Global Capital Appreciation Fund	$9,810,337	$334,016	$9,476,321	$4,630,512	0.39%
Global Equity Income Fund	$1,263,903	$-	$1,263,903	$598,130	0.37%
Global Real Asset Fund	$5,180,544	$578,604	$4,601,940	$2,180,505	0.45%
Growth Allocation Fund	$1,195,323	$60,157	$1,135,166	$130,537	0.01%
Growth Opportunities Fund	$23,136,831	$-	$23,136,831	$8,827,818	0.27%
Healthcare Fund	$7,317,659	$-	$7,317,659	$2,844,467	0.34%
High Yield Fund	$2,978,519	$-	$2,978,519	$1,312,035	0.29%
Inflation Plus Fund	$5,576,963	$-	$5,576,963	$888,651	0.07%
International Equity Fund	$275,106	$-	$275,106	$143,667	0.47%
International Growth Fund	$1,160,539	$-	$1,160,539	$459,136	0.34%
International Opportunities Fund	$10,477,060	$-	$10,477,060	$4,356,839	0.28%
International Small Company Fund	$2,935,698	$-	$2,935,698	$1,034,517	0.32%
International Value Fund	$2,394,365	$-	$2,394,365	$1,065,312	0.37%
Long/Short Global Equity Fund*	$37,006	$-	$37,006	$26,433	0.16%
MidCap Fund	$29,403,623	$-	$29,403,623	$10,269,126	0.25%
MidCap Value Fund	$3,499,833	$-	$3,499,833	$1,489,283	0.32%
Moderate Allocation Fund	$1,021,791	$-	$1,021,791	$191,853	0.02%
Multi-Asset Income Fund**	$436,398	$-	$436,398	$96,008	0.08%
Municipal Opportunities Fund	$1,814,797	$164,986	$1,649,811	$467,684	0.14%
Municipal Real Return Fund	$908,894	$-	$908,894	$250,435	0.14%
Quality Bond Fund	$130,181	$4,251	$125,930	$31,244	0.12%
Real Total Return	$1,335,732	$-	$1,335,732	$745,785	0.61%

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Fund Name	Gross Fees Payable to the Investment Adviser 2014	Investment Advisory Fee Waiver 2014	Net Fees Paid to Investment Adviser 2014	Net Aggregate Sub- advisory Fees Paid to Unaffiliated Managers 2014	% Net Aggregate Sub- advisory Fees Paid to Unaffiliated Managers 2014
Fund
Short Duration Fund	$3,205,273	$-	$3,205,273	$764,835	0.10%
Small Cap Core Fund	$540,669	$-	$540,669	$266,270	0.37%
Small Cap Growth Fund	$4,475,225	$-	$4,475,225	$1,724,742	0.29%
Small Company Fund	$7,227,985	$-	$7,227,985	$3,283,548	0.36%
Strategic Income Fund	$2,707,432	$-	$2,707,432	$965,210	0.20%
Total Return Bond Fund	$8,336,258	$777,907	$7,558,351	$1,645,117	0.10%
Unconstrained Bond Fund	$653,014	$-	$653,014	$236,969	0.20%
Value Opportunities Fund	$1,975,193	$-	$1,975,193	$815,433	0.29%
World Bond Fund	$14,291,482	$661,391	$13,630,091	$5,195,738	0.22%

* The information presented above is from August 29, 2014 (commencement of operations) through October 31, 2014.

** The information presented above is from April 30, 2014 (commencement of operations) through October 31, 2014.

HFMC has contractually agreed to limit the expenses of certain classes of each of the following Funds by reimbursing expenses (exclusive of taxes, interest expenses, brokerage commissions, extraordinary expenses and, for each Fund except the Funds of Funds, acquired fund fees and expenses) to the extent necessary to maintain total annual fund operating expenses as follows:

FUND NAME	CLASS A	Class T	CLASSES B & C	CLASS I	CLASS R3	CLASS R4	CLASS R5	Class R6	CLASS Y	Class F
Balanced Fund	1.18%	1.18%	N/A	0.93%	1.40%	1.10%	0.80%	N/A	N/A	0.78%
Balanced Income Fund	0.99%	0.99%	1.74%	0.74%	1.24%	0.94%	0.69%	0.64%	0.64%	0.64%
Capital Appreciation Fund	1.29%	1.29%	N/A	1.04%	1.40%	1.10%	0.80%	0.75%	N/A	0.75%
Checks and Balances Fund	1.25%	1.25%	2.00%	1.00%	1.40%	1.10%	0.80%	N/A	N/A	0.90%
Conservative Allocation Fund	1.19%	1.19%	1.94%	0.94%	1.44%	1.14%	0.84%	N/A	N/A	0.84%
Core Equity Fund	0.79%	0.79%	1.54%	0.54%	1.09%	0.79%	0.49%	0.45%	0.49%	0.45%
Dividend and Growth Fund	1.25%	1.25%	N/A	1.00%	1.35%	1.05%	0.75%	0.70%	N/A	0.70%
Emerging Markets Equity Fund	1.75%	1.75%	2.50%[1]	1.50%	1.95%	1.65%	1.35%	N/A	1.30%	1.25%
Emerging Markets Local Debt Fund	1.25%	1.25%	2.00%[1]	1.00%	1.55%	1.25%	0.95%	N/A	0.90%	0.90%
Environmental Opportunities Fund	1.30%	1.30%	2.05%[1]	1.05%	1.60%	1.30%	1.00%	0.90%	0.90%	0.90%
Equity Income Fund	1.25%	1.25%	2.00%	1.00%	1.50%	1.20%	0.90%	0.85%	0.85%	0.85%
Floating Rate Fund	1.00%	1.00%	1.75%	0.75%	1.25%	1.00%	0.70%	N/A	0.70%	0.70%
Floating Rate High Income Fund	1.05%	1.05%	1.80%[1]	0.80%	1.35%	1.05%	0.75%	N/A	0.75%	0.75%
Global All-Asset Fund[2]	1.19%	1.19%	1.94%[1]	0.94%	1.49%	1.19%	0.89%	N/A	0.84%	0.84%
Global Capital Appreciation Fund	1.25%	1.25%	2.00%	1.00%	1.35%	1.05%	0.95%	N/A	0.90%	0.90%
Global Equity Income Fund	1.25%	1.25%	2.00%	1.00%	1.45%	1.15%	0.85%	N/A	0.80%	0.80%
Global Real Asset Fund	1.25%	1.25%	2.00%[1]	1.00%	1.50%	1.20%	0.95%	N/A	0.90%	0.90%
Growth Allocation Fund	1.50%	1.50%	2.25%	1.25%	1.70%	1.40%	1.10%	N/A	N/A	1.15%
Growth Opportunities Fund	1.36%	1.36%	2.11%	1.11%	1.45%	1.15%	0.85%	0.85%	0.85%	0.85%

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FUND NAME	CLASS A	Class T	CLASSES B & C	CLASS I	CLASS R3	CLASS R4	CLASS R5	Class R6	CLASS Y	Class F
Healthcare Fund	1.60%	1.60%	2.35%	1.35%	1.65%	1.35%	1.05%	N/A	1.00%	0.95%
High Yield Fund	1.05%	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	N/A	0.70%	0.70%
Inflation Plus Fund	0.85%	0.85%	1.60%	0.60%	1.20%	0.90%	0.60%	N/A	0.55%	0.55%
International Equity Fund	1.19%	1.19%	1.94%	0.89%	1.49%	1.19%	0.89%	N/A	0.79%	0.79%
International Growth Fund	1.30%	1.30%	2.05%	1.00%	1.60%	1.30%	1.00%	N/A	0.95%	0.90%
International Opportunities Fund	1.30%	1.30%	2.05%	1.05%	1.50%	1.20%	0.90%	0.85%	0.85%	0.85%
International Small Company Fund	1.60%	1.60%	2.35%	1.35%	1.65%	1.35%	1.05%	N/A	1.00%	1.00%
International Value Fund	1.40%	1.40%	2.15%[1]	1.15%	1.60%	1.30%	1.00%	N/A	0.95%	0.90%
Long/Short Global Equity Fund[2]	1.90%	1.90%	2.65%[1]	1.65%	N/A	N/A	N/A	N/A	1.50%	1.50%
MidCap Fund	1.37%	1.37%	N/A	1.12%[3]	1.50%	1.20%	0.90%	0.85%	N/A	0.85%
MidCap Value Fund	1.35%	1.35%	2.10%	1.10%	1.55%	1.25%	0.95%	N/A	0.90%	0.85%
Moderate Allocation Fund	1.40%	1.40%	2.15%	1.15%	1.65%	1.35%	1.05%	N/A	N/A	1.05%
Multi-Asset Income Fund	1.12%	1.12%	1.87%[1]	0.87%	1.42%	1.12%	0.93%	N/A	0.83%	0.78%
Municipal Income Fund	0.69%	0.69%	1.44%[1]	0.44%	N/A	N/A	N/A	N/A	N/A	0.39%
Municipal Opportunities Fund	0.69%	0.69%	1.44%	0.44%	N/A	N/A	N/A	N/A	N/A	0.39%
Municipal Real Return Fund	0.69%	0.69%	1.44%	0.44%	N/A	N/A	N/A	N/A	0.44%	0.39%
Municipal Short Duration Fund	0.69%	0.69%	1.44%[1]	0.44%	N/A	N/A	N/A	N/A	N/A	0.39%
Quality Bond Fund	0.95%	0.95%	1.70%[1]	0.70%	1.25%	0.95%	0.65%	N/A	0.60%	0.55%
Real Total Return Fund	1.40%	1.40%	2.15%[1]	1.15%	1.70%	1.40%	1.10%	N/A	1.05%	1.00%
Short Duration Fund	0.85%	0.85%	1.60%	0.60%	1.15%	0.85%	0.55%	N/A	0.55%	0.55%
Small Cap Core Fund	1.30%	1.30%	2.05%	1.05%	1.50%	1.20%	0.90%	N/A	0.85%	0.85%
Small Cap Growth Fund	1.40%	1.40%	2.15%	1.15%	1.60%	1.30%	1.00%	0.95%	0.95%	0.95%
Small Company Fund	1.40%	1.40%	2.15%	1.15%	1.55%	1.25%	0.95%	0.90%	0.90%	0.90%
Strategic Income Fund	0.95%	0.95%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%	0.60%	0.60%
Total Return Bond Fund	0.87%	0.87%	1.62%	0.62%	1.17%	0.87%	0.57%	0.52%	0.52%	0.52%
Unconstrained Bond Fund	0.99%	0.99%	1.74%	0.74%	1.29%	0.99%	0.69%	N/A	0.69%	0.64%
Value Opportunities Fund	1.35%	1.35%	2.10%	1.10%	1.55%	1.25%	0.95%	N/A	0.90%	0.85%
World Bond Fund	1.05%	1.05%	1.80%[1]	0.80%	1.35%	1.05%	0.75%	0.70%	0.70%	0.70%
[1]	Fund does not offer Class B shares.
[2]	The contractual arrangement is also exclusive of dividend and interest expenses on short sales.
[3]	HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain the total annual fund operating expenses at 0.87% for Class I shares until February 28, 2018. This contractual arrangement is not automatically renewable.

Each contractual arrangement, except as indicated in the table above, will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless HFMC provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the respective Company.

Pursuant to the investment management agreements and investment sub-advisory agreements, neither HFMC nor the sub-adviser is liable to the Funds or their shareholders for an error of judgment or mistake of law or for a loss suffered by the Funds in connection with the matters to which their respective agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of HFMC or the sub-adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable agreement. The sub-adviser has agreed to indemnify HFMC to the fullest extent permitted by law against any and all loss, damage, judgment, fines, or awards paid in settlement and attorneys’ fees incurred by

118

HFMC, which result in whole or in part from the sub-adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties as specifically set forth in the sub-advisory agreements.

HFMC, whose business address is 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087, was organized in 2012. On or about April 24, 2017, the principal business address of HFMC will change to 690 Lee Road, Wayne, PA 19087. Excluding the Funds of Funds, as of December 31, 2016, the Investment Manager had approximately $97.4 billion (or approximately $81.5 billion additionally excluding certain annuity products) in discretionary and non-discretionary assets under management.

Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2016, Wellington Management had investment management authority with respect to approximately $979 billion in assets.

HFMC also provides the Funds with accounting services pursuant to a fund accounting agreement by and between each Company, on behalf of its respective Funds, and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company. The costs and expenses of such delegation are borne by HFMC, not by the Funds. In consideration of services rendered and expenses assumed pursuant to this agreement, each Fund pays HFMC a fee calculated at the following annual rate based on its average daily net assets shown below.

Balanced Income Fund, Capital Appreciation Fund, Global Capital Appreciation Fund, Growth Opportunities Fund, Global All-Asset Fund, Multi-Asset Income Fund, Small Company Fund, Strategic Income Fund, Total Return Bond Fund, Unconstrained Bond Fund and World Bond Fund

Average Daily Net Assets	Annual Fee
First $3.5 billion	0.022%
Next $3.5 billion	0.018%
Amount Over $7 billion	0.015%

Balanced Fund, Core Equity Fund, Dividend and Growth Fund, Emerging Markets Equity Fund, Emerging Markets Local Debt Fund, Environmental Opportunities Fund, Equity Income Fund, Floating Rate Fund, Floating Rate High Income Fund, Global Equity Income Fund, Global Real Asset Fund, Healthcare Fund, High Yield Fund, Inflation Plus Fund, International Equity Fund, International Growth Fund, International Opportunities Fund, International Small Company Fund, International Value Fund, Long/Short Global Equity Fund, MidCap Fund, MidCap Value Fund, Quality Bond Fund, Real Total Return Fund, Short Duration Fund, Small Cap Core Fund, Small Cap Growth Fund and Value Opportunities Fund
Average Daily Net Assets	Annual Fee
First $3.5 billion	0.018%
Next $3.5 billion	0.014%
Amount Over $7 billion	0.010%

Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund, Moderate Allocation Fund, Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund and Municipal Short Duration Fund
Average Daily Net Assets	Annual Fee
First $3.5 billion	0.014%
Next $3.5 billion	0.012%
Amount Over $7 billion	0.010%

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The following tables reflect the amounts paid for fund accounting services for the past three fiscal years.

FUND NAME	GROSS FEES 2016	EXPENSE REIMBURSEMENT 2016	NET PAID 2016
Balanced Fund	$144,853	$-	$144,853
Balanced Income Fund	$1,371,693	$-	$1,371,693
Capital Appreciation Fund	$1,515,696	$-	$1,515,696
Checks and Balances Fund	$224,969	$-	$224,969
Conservative Allocation Fund	$18,292	$-	$18,292
Core Equity Fund	$266,954	$-	$266,954
Dividend and Growth Fund	$1,010,346	$-	$1,010,346
Emerging Markets Equity Fund	$23,724	$-	$23,724
Emerging Markets Local Debt Fund	$30,172	$-	$30,172
Environmental Opportunities Fund*	$4,789	$-	$4,789
Equity Income Fund	$431,114	$-	$431,114
Floating Rate Fund	$712,239	$-	$712,239
Floating Rate High Income Fund	$55,909	$-	$55,909
Global All-Asset Fund	$91,743	$-	$91,743
Global Capital Appreciation Fund	$152,759	$-	$152,759
Global Equity Income Fund	$27,684	$-	$27,684
Global Real Asset Fund	$65,717	$-	$65,717
Growth Allocation Fund	$90,726	$-	$90,726
Growth Opportunities Fund	$559,674	$-	$559,674
Healthcare Fund	$219,817	$-	$219,817
High Yield Fund	$66,909	$-	$66,909
Inflation Plus Fund	$92,233	$-	$92,233
International Equity Fund	$6,053	$-	$6,053
International Growth Fund	$40,764	$-	$40,764
International Opportunities Fund	$347,985	$-	$347,985
International Small Company Fund	$80,944	$-	$80,944
International Value Fund	$231,902	$-	$231,902
Long/Short Global Equity Fund	$6,134	$-	$6,134
MidCap Fund	$651,613	$-	$651,613
MidCap Value Fund	$61,730	$-	$61,730
Moderate Allocation Fund	$66,792	$-	$66,792
Multi-Asset Income Fund	$14,985	$-	$14,985
Municipal Income Fund	$2,566	$-	$2,566
Municipal Opportunities Fund	$115,401	$-	$115,401
Municipal Real Return Fund	$27,117	$-	$27,117
Municipal Short Duration Fund	$2,942	$-	$2,942
Quality Bond Fund	$15,755	$-	$15,755
Real Total Return Fund	$31,739	$-	$31,739
Short Duration Fund	$168,366	$-	$168,366
Small Cap Core Fund	$23,494	$-	$23,494
Small Cap Growth Fund	$145,271	$-	$145,271
Small Company Fund	$88,833	$-	$88,833
Strategic Income Fund	$79,920	$-	$79,920
Total Return Bond Fund	$387,877	$-	$387,877
Unconstrained Bond Fund	$22,224	$-	$22,224
Value Opportunities Fund	$35,133	$-	$35,133
World Bond Fund	$711,244	$-	$711,244
* The information presented above is from February 29, 2016 (commencement of operations) through October 31, 2016.

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FUND NAME	GROSS FEES 2015	EXPENSE REIMBURSEMENT 2015	NET PAID 2015
Balanced Fund	$ 137,292	$ -	$ 137,292
Balanced Income Fund	$ 1,177,304	$ -	$ 1,177,304
Capital Appreciation Fund	$ 1,724,332	$ -	$ 1,724,332
Checks and Balances Fund	$ 232,366	$ -	$ 232,366
Conservative Allocation Fund	$ 22,134	$ -	$ 22,134
Core Equity Fund	$ 42,638	$ -	$ 42,638
Dividend and Growth Fund	$ 1,050,696	$ -	$ 1,050,696
Emerging Markets Equity Fund	$ 48,242	$ -	$ 48,242
Emerging Markets Local Debt Fund	$ 70,658	$ -	$ 137,292
Equity Income Fund	$ 447,656	$ -	$ 447,656
Floating Rate Fund	$ 943,186	$ -	$ 943,186
Floating Rate High Income Fund	$ 85,144	$ -	$ 85,144
Global All-Asset Fund	$ 103,362	$ -	$ 103,362
Global Capital Appreciation Fund	$ 195,520	$ -	$ 195,520
Global Equity Income Fund	$ 52,931	$ -	$ 52,931
Global Real Asset Fund	$ 89,551	$ -	$ 89,551
Growth Allocation Fund	$ 106,275	$ -	$ 106,275
Growth Opportunities Fund	$ 521,549	$ -	$ 521,549
Healthcare Fund	$ 192,200	$ -	$ 192,200
High Yield Fund	$ 76,950	$ -	$ 76,950
Inflation Plus Fund	$ 125,751	$ -	$ 125,751
International Equity Fund	$ 6,692	$ -	$ 6,692
International Growth Fund	$ 41,348	$ -	$ 41,348
International Opportunities Fund	$ 275,953	$ -	$ 275,953
International Small Company Fund	$ 54,613	$ -	$ 54,613
International Value Fund	$ 176,917	$ -	$ 176,917
Long/Short Global Equity Fund	$ 4,982	$ -	$ 4,982
MidCap Fund	$ 566,332	$ -	$ 566,332
MidCap Value Fund	$ 69,852	$ -	$ 69,852
Moderate Allocation Fund	$ 80,939	$ -	$ 80,939
Multi-Asset Income Fund	$ 28,008	$ -	$ 28,008
Municipal Income Fund*	$ 774	$ -	$ 774
Municipal Opportunities Fund	$ 77,864	$ -	$ 77,864
Municipal Real Return Fund	$ 27,996	$ -	$ 27,996
Municipal Short Duration Fund*	$ 819	$ -	$ 819
Quality Bond Fund	$ 4,208	$ -	$ 4,208
Real Total Return Fund	$ 28,038	$ -	$ 28,038
Short Duration Fund	$ 151,982	$ -	$ 151,982
Small Cap Core Fund	$ 10,404	$ -	$ 10,404
Small Cap Growth Fund	$ 158,945	$ -	$ 158,945
Small Company Fund	$ 132,009	$ -	$ 132,009
Strategic Income Fund	$ 78,084	$ -	$ 78,084
Total Return Bond Fund	$ 369,554	$ -	$ 369,554
Unconstrained Bond Fund	$ 26,567	$ -	$ 26,567
Value Opportunities Fund	$ 43,654	$ -	$ 43,654
World Bond Fund	$ 683,071	$ -	$ 683,071
* The information presented above is from May 29, 2015 (commencement of operations) through October 31, 2015.

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FUND NAME	GROSS FEES 2014	EXPENSE REIMBURSEMENT 2014	NET PAID 2014
Balanced Fund	$124,884	$-	$124,884
Balanced Income Fund	$925,516	$-	$925,516
Capital Appreciation Fund	$1,806,194	$-	$1,806,194
Checks and Balances Fund	$223,275	$-	$223,275
Conservative Allocation Fund	$26,441	$-	$26,441
Core Equity Fund	$21,758	$-	$21,758
Dividend and Growth Fund	$1,046,406	$-	$1,046,406
Emerging Markets Equity Fund	$59,066	$-	$59,066
Emerging Markets Local Debt Fund	$73,727	$-	$73,727
Equity Income Fund	$429,472	$-	$429,472
Floating Rate Fund	$1,171,704	$-	$1,171,704
Floating Rate High Income Fund	$90,642	$-	$90,642
Global All-Asset Fund	$139,259	$-	$139,259
Global Capital Appreciation Fund	$172,073	$-	$172,073
Global Equity Income Fund	$28,623	$-	$28,623
Global Real Asset Fund	$122,466	$-	$122,466
Growth Allocation Fund	$113,450	$-	$113,450
Growth Opportunities Fund	$392,385	$-	$392,385
Healthcare Fund	$116,420	$-	$116,420
High Yield Fund	$91,639	$-	$91,639
Inflation Plus Fund	$166,033	$-	$166,033
International Equity Fund	$6,113	$-	$6,113
International Growth Fund	$27,305	$-	$27,305
International Opportunities Fund	$277,821	$-	$277,821
International Small Company Fund	$58,720	$-	$58,720
International Value Fund	$51,022	$-	$51,022
Long/Short Global Equity Fund**	$661	$-	$661
MidCap Fund	$486,968	$-	$486,968
MidCap Value Fund	$65,342	$-	$65,342
Moderate Allocation Fund	$92,624	$-	$92,624
Multi-Asset Income Fund ***	$11,636	$-	$11,636
Municipal Opportunities Fund	$59,399	$-	$59,399
Municipal Real Return Fund	$29,088	$-	$29,088
Quality Bond Fund	$3,645	$-	$3,645
Real Total Return Fund*	$27,826	$-	$27,826
Short Duration Fund	$147,751	$-	$147,751
Small Cap Core Fund	$10,093	$-	$10,093
Small Cap Growth Fund	$95,407	$-	$95,407
Small Company Fund	$127,935	$-	$127,935
Strategic Income Fund	$98,894	$-	$98,894
Total Return Bond Fund	$329,921	$-	$329,921
Unconstrained Bond Fund	$29,681	$-	$29,681
Value Opportunities Fund	$38,668	$-	$38,668
World Bond Fund	$463,843	$-	$463,843

* The information presented above is from November 29, 2013 (commencement of operations) through October 31, 2014.

** The information presented above is from August 29, 2014 (commencement of operations) through October 31, 2014.

*** The information presented above is from April 30, 2014 (commencement of operations) through October 31, 2014.

TRANSFER AGENT

HASCO, located at 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087 (690 Lee Road, Wayne, PA 19087 beginning on or about April 24, 2017), is the transfer agent for each Fund. As transfer agent, HASCO, among other things, receives and processes purchase and redemption orders, effects transfers of shares, prepares and transmits payments for dividends and distributions, and maintains records of account. For providing such services, HASCO is compensated on a per account basis, except with respect to Class Y shares, for which it is compensated based on average daily net assets, subject to a cap. At a special meeting of the Boards held on January 11, 2017, the Boards approved the removal of the cap on the transfer agency fees for Class Y shares to be effective May 1, 2017.

Pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and

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expenses of such delegation are borne by HASCO, not by the Funds. BFDS is located at 2000 Crown Colony Drive, Quincy, MA 02169.

PORTFOLIO MANAGERS

HFMC manages the Funds of Funds. The portfolio managers for these Funds receive a salary and their compensation is not tied to the performance of any Fund.

OTHER ACCOUNTS SUB-ADVISED OR MANAGED BY HFMC PORTFOLIO MANAGERS

The following table lists the number and types of other accounts managed by the portfolio managers and assets under management in those accounts as of October 31, 2016:

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS	ASSETS MANAGED (in millions)	OTHER POOLED INVESTMENT VEHICLES	ASSETS MANAGED (in millions)	OTHER ACCOUNTS	ASSETS MANAGED (in millions)

Vernon Meyer	0(a)	$0	0	$0	0	$0
Allison Mortensen	0(a)	$0	0	$0	0	$0

(a) In addition to the registered investment company accounts listed above, each portfolio manager manages more than one Hartford Fund (Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund). Assets under management in those Funds total approximately $1.81 billion, $143 million, $708 million and $516 million, respectively.

CONFLICTS OF INTEREST

Management of the Funds of Funds entails potential conflicts of interest because each Fund invests in affiliated Underlying Funds. Certain Underlying Funds may be more profitable or provide other benefits to HFMC and/or its affiliates than others, and HFMC may, therefore, have an incentive to allocate more of the Fund’s assets to Underlying Funds that are more profitable or provide other benefits. However, HFMC has adopted a conflict of interests policy to mitigate these risks and believes there are minimal conflicts of interest because of how the Funds are managed.

EQUITY SECURITIES BENEFICIALLY OWNED BY HFMC PORTFOLIO MANAGER

As of October 31, 2016, the portfolio managers did not own shares of the Funds.

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OTHER ACCOUNTS SUB-ADVISED OR MANAGED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

The following table lists the number and types of other accounts sub-advised or managed by Wellington Management portfolio managers and assets under management in those accounts as of October 31, 2016:

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS	ASSETS MANAGED (in millions)	OTHER POOLED INVESTMENT VEHICLES	ASSETS MANAGED (in millions)	OTHER ACCOUNTS	ASSETS MANAGED (in millions)
Kenneth L. Abrams	3 (1)	$3,855	7	$1,005	14 (1)	$2,501
Mario E. Abularach	8	$4,729	1	$9	6 (2)	$452
Steven C. Angeli	11	$2,267	20 (3)	$1,896	17 (3)	$1,253
Michael Bacevich	0 (a)	$0	0	$0	0	$0
Matthew G. Baker	1	$3,196	6	$1,759	9 (4)	$2,168
Jay Bhutani	3	$412	4	$174	3	$0.089
John A. Boselli	3	$3,160	8	$938	15	$4,109
Edward P. Bousa	5 (5)	$68,934	12 (5)	$3,008	20 (5)	$4,569
Robert D. Burn	18 (b)	$23,762	18	$2,891	36	$20,589
Michael T. Carmen	14	$6,894	19 (6)	$1,803	12 (6)	$1,663
Mammen Chally	12 (c)	$6,624	4	$149	10	$961
David Chang	2	$25	17 (7)	$3,775	3 (7)	$240
Nicolas M. Choumenkovitch	8	$3,084	13 (8)	$3,069	33 (8)	$13,971
Brian Conroy	3	$95	7	$33	5	$184
Andrew M. Corry	7	$1,290	12 (9)	$1,703	10 (9)	$1,700
Robert L. Deresiewicz	9	$313	27 (10)	$1,162	41 (10)	$725
David J. Elliott	4 (d)	$950	23 (11)	$1,306	11 (11)	$1,735
Scott M. Elliott	0	$0	10	$7,164	3	$591
Ann C. Gallo	11	$359	38 (12)	$3,326	66 (12)	$1,828
Gregory J. Garabedian	1	$4	1	$6	0	$0
Michael F. Garrett	12	$30,662	12	$2,212	19 (13)	$8,337
Brian M. Garvey	2 (e)	$171	12	$9,504	0	$0
Campe Goodman	17 (f)	$23,727	19	$2,987	36	$20,589
Stephen A. Gorman	1	$39	6	$1,491	12	$2,481
Karen H. Grimes	6 (g)	$5,091	3	$694	3 (14)	$374
Timothy D. Haney	0 (h)	$0	0	$0	104	$38,694
Martin Harvey	0	$0	0	$0	0	$0
Michael T. Henry	0	$0	8 (15)	$2,028	15 (15)	$4,020
Alan Hsu	5	$111	5	$28	21 (16)	$164
Jean M. Hynes	6 (17)	$43,891	23 (17)	$3,966	25 (17)	$2,125
Adam H. Illfelder	0	$0	0	$0	0	$0
Christopher A. Jones	10	$2,022	17 (18)	$2,271	26 (18)	$3,853
Brij S. Khurana	1	$0.1	2	$36	0	$0
G. Thomas Levering	8	$248	25	$994	58 (19)	$1,243
Brad W. Libby	0 (i)	$0	1	$8	3	$251
Ian R. Link	6 (j)	$2,640	7 (20)	$1,503	15 (20)	$4,198
Mark T. Lynch	5	$386	16 (21)	$4,182	2	$85
Daniel Maguire	3	$284	5	$145	10 (22)	$815
David B. Marshak	15	$1,138	9	$209	11	$227
Joseph F. Marvan	16 (k)	$23,172	20	$3,320	60	$45,648
Kirk J. Mayer	10	$371	34 (23)	$1,266	73 (23)	$1,514
Douglas W. McLane	1	$61	0	$0	0	$0
Richard P. Meagher	4	$644	9 (24)	$1,272	1 (24)	$143
Loren L. Moran	3	$61,746	0	$0	0	$0
James N. Mordy	10 (l)(25)	$15,042	4	$552	7 (25)	$1,232
Stephen Mortimer	12	$6,563	3	$151	7 (2)	$923
Kevin Murphy	0	$0	1	$8	1	$365

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PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS	ASSETS MANAGED (in millions)	OTHER POOLED INVESTMENT VEHICLES	ASSETS MANAGED (in millions)	OTHER ACCOUNTS	ASSETS MANAGED (in millions)
Evan J. Ouellette	0	$0	9	$1,859	14 (26)	$3,987
David W. Palmer	7 (27)	$3,796	4 (27)	$137	1	$584
Saul J. Pannell	1 (m)	$1,586	3 (28)	$1,074	3 (28)	$448
Val Petrov	3	$285	5	$1,661	1	$18
W. Michael Reckmeyer, III	10 (n)(29)	$36,746	0	$0	6	$1,446
Philip W. Ruedi	5	$2,799	4	$1,074	13	1,914
James H. Shakin	7	$1,290	7 (30)	$1,174	11(30)	$1,783
David A. Siegle	0	$0	0	$0	0	$0
Scott I. St. John	13	$15,123	15	$4.17	85(31)	32,929
Timothy E. Smith	7	$7,063	11 (32)	$7,401	54 (32)	$11,897
Michael E. Stack	7 (33)	$69,672	0	$0	4	$8,637
Kent M. Stahl	10 (o)	$11,631	5	$381	3 (34)	$4,420
Tara C. Stilwell	8 (p)	$3,139	12 (35)	$3,065	34 (35)	$13,934
Mark H. Sullivan	5	$1,813	47 (36)	$18,915	66 (36)	$27,955
Gregg R. Thomas	10 (o)	$11,631	6 (37)	$1,065	3 (37)	$4,420
Simon H. Thomas	2 (38)	$874	9	$831	6	$605
Donald S. Tunnell	3	$1,526	13 (39)	$863	6	$560
James W. Valone	2	$550	27 (40)	$12,886	27 (40)	$12,853
Mark E. Vincent	0	$0	0	$0	0	$0
Mark A. Whitaker	6	$2,182	6	$1,244	13	$1,914
Lutz-Peter Wilke	1	$120	1	$6	0	$0

(a) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Floating Rate Fund and Floating Rate High Income Fund). Assets under management in those Funds total approximately $4.09 billion and $399 million, respectively.

(b) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Strategic Income Fund, Total Return Bond Fund and Unconstrained Bond Fund). Assets under management in those Funds total approximately $414 million, $3.44 billion and $140 million, respectively.

(c) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Core Equity Fund, Small Company Fund and Small Cap Growth Fund). Assets under management in those Funds total approximately $2.36 million, $503 million and $856 million, respectively.

(d) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Emerging Markets Equity Fund, Multi-Asset Income Fund, Small Cap Growth Fund and Small Cap Core Fund). Assets under management in those Funds total approximately $83 million, $82 million, $856 million and $171 million, respectively.

(e) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Global All-Asset Fund and Global Real Asset Fund). Assets under management in those Funds total approximately $430 million and $268 million, respectively.

(f) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Multi-Asset Income Fund, Strategic Income Fund, Total Return Bond Fund, and Unconstrained Bond Fund). Assets under management in those Funds total approximately $82 million, $414 million, $3.44 billion, and $140 million, respectively.

(g) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Balanced Fund, Balanced Income Fund, and Equity Income Fund). Assets under management in those Funds total approximately $812 million, $9.04 billion and $372 billion, respectively.

(h) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund and Municipal Short Duration Fund). Assets under management in those Funds total approximately $20 million, $776 million, $176 million and $19 million, respectively.

(i) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund and Municipal Short Duration Fund). Assets under management in those Funds total approximately $20 million, $776 million, $176 million and $19 million, respectively.

(j) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Balanced Income Fund, Equity Income Fund, and Global Equity Income Fund). Assets under management in those Funds total approximately $9.04 billion, $3.72 billion, and $138 million, respectively.

(k) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Inflation Plus Fund, Municipal Real Return Fund, Strategic Income Fund, Total Return Bond Fund, and Unconstrained Bond Fund). Assets under management in those Funds total approximately $626 million, $176 million, $414 million, $3.44 billion, and $140 million, respectively.

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(l) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (MidCap Value Fund and Value Opportunities Fund). Assets under management in those Funds total approximately $485 million and $245 million, respectively.

(m) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation Fund and Global Capital Appreciation Fund). Assets under management in those Funds total approximately $8.65 billion and $1.05 billion, respectively.

(n) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Balanced Income Fund, Equity Income Fund and Global Equity Income Fund). Assets under management in those Funds total approximately $9.04 billion, $3.72 billion and $138 million, respectively.

(o) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation Fund, Global Capital Appreciation Fund, and International Equity Fund). Assets under management in those Funds total approximately $8.65 billion, $1.05 billion and $30 million, respectively.

(p) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (International Growth Fund and International Opportunities Fund). Assets under management in those Funds total approximately $199 million and $2.28 billion, respectively.

(1) The advisory fee for one of these registered investment companies and one of these other accounts is based upon performance. Assets under management in that registered investment company and that other account total approximately $3.59 billion and $31 million, respectively.

(2) The advisory fee for one of these other accounts is based upon performance. Assets under management in that other account total approximately $2 million.

(3) The advisory fee for nine of these other pooled investment vehicles and two of these other accounts is based upon performance. Assets under management in those other pooled investment vehicles and those other accounts total approximately $1.14 billion and $403 million, respectively.

(4) The advisory fee for one of these other accounts is based upon performance. Assets under management in that other account total approximately $126 million.

(5) The advisory fee for two of these registered investment company accounts, one of these other pooled investment vehicles and two of these other accounts is based upon performance. Assets under management in those registered investment company accounts, that other pooled investment vehicle and those other accounts total approximately $60.50 billion, $17 million and $666 million, respectively.

(6) The advisory fee for one of these other pooled investment vehicles and one of these other accounts is based upon performance. Assets under management in that other pooled investment vehicle and that other account total approximately $393 million and $595 million, respectively.

(7) The advisory fee for four of these other pooled investment vehicles and one of these other accounts is based upon performance. Assets under management in those other pooled investment vehicles and that other account total approximately $370 million and $108 million, respectively.

(8) The advisory fee for two of these other pooled investment vehicles and five of these other accounts is based upon performance. Assets under management in those other pooled investment vehicles and those other accounts total approximately $102 million and $6.50 billion, respectively.

(9) The advisory fee for one of these other pooled investment vehicles and one of these other accounts is based upon performance. Assets under management in that other pooled investment vehicle and that other account total approximately $65 million and $540 million, respectively.

(10) The advisory fee for five of these other pooled investment vehicles and four of these other accounts is based upon performance. Assets under management in those other pooled investment vehicles and those other accounts total approximately $243 million and $352 million.

(11) The advisory fee for three of these other pooled investment vehicles and one of these other accounts is based upon performance. Assets under management in those other pooled investment vehicles and that other account total approximately $263 million and $195 million, respectively.

(12) The advisory fees for four of these other pooled investment vehicles and eleven of these other accounts is based upon performance. Assets under management in those pooled investment vehicles and other accounts total approximately $553 million and $693 million, respectively.

(13) The advisory fee for one of these other accounts is based upon performance. Assets under management in that other account total approximately $539 million.

(14) The advisory fee for one of these other accounts is based upon performance. Assets under management in that other account total approximately $327 million.

(15) The advisory fee for one of these other pooled investment vehicles and five of these other accounts is based upon performance. Assets under management in that other pooled investment vehicle and those other accounts total approximately $216 and $1.27 billion, respectively.

(16) The advisory fee for three of these other accounts is based upon performance. Assets under management in those other accounts total approximately $3 million.

(17) The advisory fee for one of these registered investment company accounts, nine of these other pooled investment vehicles and seven of these other accounts is based upon performance. Assets under management in that registered investment company account, those other pooled investment vehicles and other accounts total approximately $43.70 billion, $1.02 billion and $1.18 billion, respectively.

(18) The advisory fee for two of these other pooled investment vehicles and one of these other accounts is based upon performance. Assets under management in those other pooled investment vehicles and that other account total approximately $254 million and $281 million, respectively.

(19) The advisory fee for fifteen of these other accounts is based upon performance. Assets under management in those other accounts total approximately $487 million.

(20) The advisory fee for one of these other pooled investment vehicles and one of these other accounts is based upon performance. Assets under management in that other account and that other pooled investment vehicle total approximately $6 million and $255 million, respectively.

(21) The advisory fee for nine of these other pooled investment vehicles is based upon performance. Assets under management in those other pooled investment vehicles total approximately $2.48 billion.

(22) The advisory fee for two of these other accounts is based upon performance. Assets under management in those other accounts total approximately $210 million.

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(23) The advisory fee for four of these other pooled investment vehicles and thirteen of these other accounts is based upon performance. Assets under management in those other pooled investment vehicles and those other accounts total approximately $288 million and $665 million, respectively.

(24) The advisory fee for three of these other pooled investment vehicles and one of these other accounts is based upon performance. Assets under management in those other pooled investment vehicles and that other account total approximately $463 million and $143 million, respectively.

(25) The advisory fee for one of these registered investment company accounts and one of these other accounts is based upon performance. Assets under management in that registered investment company account and that other account total approximately $11.49 billion and $24 million, respectively.

(26) The advisory fee for four of these other accounts is based upon performance. Assets under management in those other accounts total approximately $1.24 billion.

(27) The advisory fee for one of these registered investment company accounts and that other account is based upon performance. Assets under management in that registered investment company account and that other account total approximately $909 million and 3 million, respectively.

(28) The advisory fee for one of these other pooled investment vehicles and one of these other accounts is based upon performance. Assets under management in that other pooled investment vehicle and that other account total approximately $774 million and $293 million, respectively.

(29) The advisory fee for three of these registered investment company accounts is based upon performance. Assets under management in those registered investment company accounts total approximately $33.36 billion.

(30) The advisory fee for two of these other pooled investment vehicles and one of these other accounts is based upon performance. Assets under management in those other pooled investment vehicles and that other account total approximately $70 million and $540 million, respectively.

(31) The advisory fee for one of these other accounts is based upon performance. Assets under management in that other account total approximately $365 million.

(32) The advisory fee for one of these other pooled investment vehicles and one of these other accounts is based upon performance. Assets under management in that other pooled investment vehicle and that other account total approximately $82 million and $30 million, respectively.

(33) The advisory fee for three of these registered investment company accounts is based upon performance. Assets under management in those registered investment company accounts total approximately $64.87 billion.

(34) The advisory fee for one of these other accounts is based upon performance. Assets under management in that other account total approximately $2.07 billion.

(35) The advisory fee for one of these other pooled investment vehicles and five of these other accounts is based upon performance. Assets under management in that other pooled investment vehicle and those other accounts total approximately $98 million and $6.50 billion, respectively.

(36) The advisory fee for fourteen of these other pooled investment vehicles and one of these other accounts is based upon performance. Assets under management in those other pooled investment vehicle and that other account total approximately $8.38 billion and $3.84 billion, respectively.

(37) The advisory fee for two of these other pooled investment vehicles and one of these other accounts is based upon performance. Assets under management in those other pooled investment vehicles and that other account total approximately $690 million and $2.07 billion, respectively.

(38) The advisory fees for one of these registered investment company accounts is based upon performance. Assets under management in that registered investment company account total approximately $802 million.

(39) The advisory fee for three of these other pooled investment vehicles is based upon performance. Assets under management in those other pooled investment vehicles total approximately $263 million.

(40) The advisory fee for three of these other pooled investment vehicles and six of these other accounts is based upon performance. Assets under management in those other pooled investment vehicles and those other accounts total approximately $1.73 billion and $1.63 billion, respectively.

CONFLICTS OF INTEREST BETWEEN THE FUNDS SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS AND OTHER ACCOUNTS

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The portfolio managers listed in the prospectuses who are primarily responsible for the daily investment of the assets of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

An Investment Professional or other investment professionals at Wellington Management may engage in transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the investors in

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the other accounts may have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. The Investment Professionals may also manage accounts that pay performance allocations to Wellington Management or its affiliates (as indicated in the notes to the chart above entitled “Other Accounts Sub-Advised or Managed by Wellington Management Portfolio Managers). Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. For this reason, Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

COMPENSATION OF WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and HFMC on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended October 31, 2016.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (“Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salaries for the other Investment Professionals are determined by the Investment Professionals’ experience and performance in their roles as Investment Professionals. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional managing a Hartford Fund, with the exception of Peter Wilke, Kent Stahl and Gregg Thomas, is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Most Investment Professionals’ incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period, which will be fully implemented by December 31, 2016. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. The following individuals are Partners as of January 1, 2017:

Kenneth L. Abrams	Ian R. Link
Steven C. Angeli	Mark T. Lynch
Mario E. Abularach	Dan Maguire
Matthew G. Baker	Joseph F. Marvan
John A. Boselli	Kirk J. Mayer*
Edward P. Bousa	James N. Mordy
Michael T. Carmen	Stephen Mortimer
Mammen Chally	David Palmer
David Chang	Saul J. Pannell*

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Nicolas M. Choumenkovitch	W. Michael Reckmeyer, III
Andrew Corry	Philip W. Ruedi
Robert L. Deresiewicz	James H. Shakin
David J. Elliott	Timothy E. Smith
Scott M. Elliott	Scott I. St. John
Ann C. Gallo	Michael E. Stack
Michael Garrett	Kent M. Stahl
Brian M. Garvey	Tara C. Stilwell
Campe Goodman	Mark H. Sullivan
Stephen A. Gorman	Gregg R. Thomas
Karen H. Grimes	Simon H. Thomas
Timothy D. Haney	Donald S. Tunnell
Jean M. Hynes	James W. Valone
Christopher A. Jones	Mark A. Whitaker

* Messrs. Mayer and Pannell announced their plan to withdraw from the partnership of withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management.

Wellington Management’s incentive payments to the following Investment Professionals are based on comparisons of each Investment Professional’s performance relative to the following benchmark and/or relevant peer group as of October 31, 2016 which are used to measure one, three and five year performance, except where noted:

FUND	BENCHMARK(S) / PEER GROUPS FOR INCENTIVE PERIOD(1)
Balanced Fund	S&P 500 Index (Grimes) Lipper Large Cap Core (Grimes) Bloomberg Barclays US Government/Credit (Stack)
Balanced Income Fund

Russell 1000 Value Index (Reckmeyer, Grimes and Link)

Lipper Equity Income (Reckmeyer, Grimes and Link)

Bloomberg Barclays Corporate (80%); Bloomberg Barclays HY 2% Issuer Capped (10%); JP Morgan Emerging Markets Bond Index Plus (10%) (St. John)

Capital Appreciation Fund	Russell 3000 Index (Pannell) Lipper Multicap Core (Pannell)
Core Equity Fund	S&P 500 Index Lipper Large Cap Core
Dividend and Growth Fund(2)	S&P 500 Index Morningstar Large Cap Value
Emerging Markets Equity Fund (3)	MSCI Emerging Markets Index Lipper Emerging Markets Funds
Emerging Markets Local Debt Fund	JP Morgan Government Bond Index - Emerging Markets Global Diversified (70%); JP Morgan Corporate Emerging Market Bond Index-Broad Diversified (30%); JP Morgan Government Bond Index – Emerging Markets Global Diversified Currency Return (30%)
Environmental Opportunities Fund	MSCI Global Environment Index
Equity Income Fund	Russell 1000 Value Index Lipper Equity Income
Floating Rate Fund	Credit Suisse Leveraged Loan Index Lipper Loan Participation Funds
Floating Rate High Income Fund	Credit Suisse Leveraged Loan Index Lipper Loan Participation Funds
Global All-Asset Fund	MSCI All Country World Index (60%); Bloomberg Barclays Global Aggregate Bond Hedged USD Index (40%)
Global Capital Appreciation Fund(3), (4)	MSCI All Country World Index (Pannell) Lipper Global Multi-Cap Core (Pannell)
Global Equity Income Fund	MSCI All Country World Index Libber Global Equity Income
Global Real Asset Fund(5)

MSCI All Country World Commodity Producers (55%); Bloomberg Barclays US TIPS 1-10 Years Index (35%); Bloomberg Commodity Total Return (10%) (Elliott and Garvey)

MSCI All Country World Commodity Energy Sector Index (Bhutani)

Bloomberg Commodity Index Total Return (Chang)

129

FUND	BENCHMARK(S) / PEER GROUPS FOR INCENTIVE PERIOD(1)
Growth Opportunities Fund	Russell 3000 Growth Index Lipper Multicap Growth
Healthcare Fund(6)	S&P Composite 1500 Health Care Index Lipper Global Health/ Biotechnology
High Yield Fund	Bloomberg Barclays High Yield Corporate Lipper High Current Yield
Inflation Plus Fund	Bloomberg Barclays US TIPS Index Lipper TIPS
International Growth Fund(7)	MSCI All Country World ex US Growth Index (Boselli) Lipper International Multi-Cap Growth (Boselli) MSCI All Country World ex USA Index (Stilwell)
International Opportunities Fund	MSCI All Country World ex US Index Lipper International Large Cap Core
International Small Company Fund	S&P Developed EPAC Small Cap
International Value Fund	MSCI EAFE Value Index Lipper International Multi-Cap Value
Long/Short Global Equity Fund	MSCI All Country World Small Cap Index (60%) Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index (40%)
MidCap Fund	S&P MidCap 400 Index Lipper MidCap Core
MidCap Value Fund	Russell 2500 Value Index Lipper Mid Cap Value
Multi-Asset Income Fund

CSFB Leveraged Loan Index (33.34%); JP Morgan Emerging Markets Bond Index Plus (33.3%); Bank of America Merrill Lynch Global High Yield Constrained USD Hedged (33.3%) (Goodman)

MSCI All Country World (Elliott, D.)

Municipal Income Fund	Bloomberg Barclays US Municipal Bond Index
Municipal Opportunities Fund(8)	Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) (80%) and Bloomberg Barclays High Yield Municipal (20%) Lipper Intermediate Municipal Debt
Municipal Real Return Fund	Bloomberg Barclays Municipal 1-15 Year Blend (1-17) (100%) and Bloomberg Barclays Inflation Swap 5 Year Zero Coupon USD (71% overlay)
Municipal Short Duration Fund	Bloomberg Barclays Municipal Bond Short 1-5 Year Index
Quality Bond Fund	Bloomberg Barclays U.S. Aggregate Bond Index (50%) and Bloomberg Barclays U.S. MBS Fixed Rate Index (50%)
Real Total Return Fund	Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index
Short Duration Fund	Bloomberg Barclays 1-3 Year Government/Credit Index (50%); Bloomberg Barclays 1-5 Year Credit Index (35%); Credit Suisse Leveraged Loan Index (15%) Lipper Short Investment Grade Debt
Small Company Fund	Russell 2000 Growth Index Lipper Small Cap Growth
Small Cap Core Fund (9)	Russell 2000 Index Lipper Small Cap Core
Small Cap Growth Fund	Russell 2000 Growth Index Lipper Small Cap Growth
Strategic Income Fund(10)

Bloomberg Barclays Global Treasury 1-10 (unhedged) (33.33%); Bloomberg Barclays Emerging Markets USD Sovereign BBB+ and lower (33.33%); Bloomberg Barclays High Yield 2% Issuer Capped (33.33%)

Lipper Multi-Sector Income

Total Return Bond Fund	Bloomberg Barclays US Aggregate Bond Index ; Lipper Core Bond Funds
Unconstrained Bond Fund (11)	Bloomberg Barclays US Aggregate Bond Index (50%); Bank of America Merrill Lynch 3 Month T-Bill +100bps (50%); Lipper Alternative Credit Focus Index
Value Opportunities Fund	Russell 3000 Value Index Lipper Multicap Value
World Bond Fund	Bloomberg Barclays Global Aggregate Index ex JPY Index (50%); Citigroup World Government Bond Index non-JPY in USD Index (50%)

130

(1)       For Funds with multiple benchmarks/peer groups, allocations are weighted equally, unless otherwise noted.

(2)       Effective April 1, 2016, Morningstar Large Cap Value peer group replaced the Lipper Equity Income peer group.

(3)       The benchmark/peer groups are weighted 90%/10%, respectively.

(4)       Prior to March 1, 2014, the peer group for all managers, except Stahl and Thomas, was the Lipper Multi-Cap Core.

(5)       Prior to March 1, 2014, the benchmark for Messrs. Elliott and Garvey was 55% - MSCI All Country World Sector indices: (33%) Energy, (16.5%) Metals & Mining, (5.5%) Agricultural/Chemicals and Forest, Paper and Products); 35% - Bloomberg Barclays US TIPS 1 -10 year; 10% - GSCI Commodity Equal Sector Weight and the benchmark for Bhutani was MSCI All Country World Energy Index.

(6)       Effective April 1, 2016, the S&P Composite 1500 Health Care Index replaced the S&P North American Health Care Sector Index.

(7)       Prior to February 1, 2014, the benchmark for Mr. Boselli was MSCI EAFE Growth.

(8)       Prior to July 1, 2014, Lipper General & Insured Municipal Debt Funds Average.

(9) Prior to July 13, 2015, the benchmark was Russell 2500.

(10) The benchmark/peer groups are weighted 80%/20%, respectively.

(11) Effective March 1, 2015, the Barclay US Agg (50%), BofA ML 3-month TBill +100bps (50%) replaced the Bloomberg Barclays US Aggregate Bond Index.

EQUITY SECURITIES BENEFICIALLY OWNED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

The dollar ranges of equity securities beneficially owned by Wellington Management managers in each Fund they manage are as follows for the fiscal year ended October 31, 2016:

PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Kenneth L. Abrams	Long/Short Global Equity Fund	Over $1,000,000
Mario E. Abularach	Growth Opportunities Fund	None
Steven C. Angeli	Small Company Fund	$100,001-$500,000
Michael Bacevich	Floating Rate Fund Floating Rate High Income Fund	$100,001-$500,000 $100,001-$500,000
Mathew Baker	Dividend and Growth Fund	None
Jay Bhutani	Global Real Asset Fund	None
John A. Boselli	International Growth Fund	$100,001-$500,000
Edward P. Bousa	Dividend and Growth Fund	Over $1,000,000
Robert D. Burn	Strategic Income Fund Total Return Bond Fund Unconstrained Bond Fund	$10,001-$50,000 $10,001-$50,000 $10,001-$50,000
Michael T. Carmen	Growth Opportunities Fund	Over $1,000,000
Mammen Chally	Core Equity Fund Small Company Fund Small Cap Growth Fund	$500,001- $1,000,000 None $100,001-$500,000
David Chang	Global Real Asset Fund	None
Nicolas M. Choumenkovitch	International Opportunities Fund	$100,001-$500,000
Brian Conroy	Quality Bond Fund	$10,001-$50,000
Andrew M. Corry	International Value Fund	$50,001-$100,000
Robert L. Deresiewicz	Healthcare Fund	$10,001-$50,000
David J. Elliott	Emerging Markets Equity Fund Multi-Asset Income Fund Small Cap Core Fund Small Cap Growth Fund	None None None None
Scott M. Elliott	Global Real Asset Fund	Over $1,000,000
Ann C. Gallo	Healthcare Fund	$50,001-$100,000
Gregory J. Garabedian	MidCap Value Fund	None
Michael F. Garrett	Quality Bond Fund	$50,001-$100,000
Brian M. Garvey	Global All-Asset Fund Global Real Asset Fund	None None
Campe Goodman	Multi-Asset Income Fund Strategic Income Fund Total Return Bond Fund Unconstrained Bond Fund	$10,001-$50,000 $100,001-$500,000 $10,001-$50,000 $100,001-$500,000
Stephen A. Gorman	Real Total Return Fund	None
Karen H. Grimes	Balanced Fund Balanced Income Fund Equity Income Fund	None $100,001-$500,000 None
Timothy D. Haney	Municipal Income Fund Municipal Opportunities Fund Municipal Real Return Fund Municipal Short Duration Fund	$10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $50,001-$100,000

131

PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Martin Harvey	World Bond Fund	None
Michael T. Henry	Emerging Markets Local Debt Fund	None
Alan Hsu	Environmental Opportunities Fund	$100,001-$500,000
Jean M. Hynes	Healthcare Fund	Over $1,000,000
Adam H. Illfelder	Balanced Fund	None
Christopher A. Jones	High Yield Fund	$100,001-$500,000
Brij S. Khurana	Global All-Asset Fund	None
G. Thomas Levering	Environmental Opportunities Fund	$500,001- $1,000,000
Brad W. Libby	Municipal Income Fund Municipal Opportunities Fund Municipal Real Return Fund Municipal Short Duration Fund	$1-$10,001 $1-$10,001 $1-$10,001 $1-$10,001
Ian R. Link	Balanced Income Fund Equity Income Fund Global Equity Income Fund	None $100,001-$500,000 $100,001-$500,000
Mark. T Lynch	Global All-Asset Fund	None
Daniel Maguire	International Small Company Fund	None
David B. Marshak	High Yield Fund	$10,001-$50,000
Joseph F. Marvan	Inflation Plus Fund Municipal Real Return Fund Strategic Income Fund Total Return Bond Fund Unconstrained Bond Fund	None None None $100,001-$500,000 None
Kirk J. Mayer	Healthcare Fund	None
Douglas W. McLane	Core Equity Fund Small Cap Growth Fund	$50,001-$100,000 $10,001-$50,000
Richard P. Meagher	Multi-Asset Income Fund	$50,001-$100,000
Loren L. Moran	Balanced Fund	None
James N. Mordy	MidCap Value Fund Value Opportunities Fund	Over $1,000,000 $100,001-$500,000
Stephen Mortimer	Growth Opportunities Fund	$500,001- $1,000,000
Kevin Murphy	Emerging Markets Local Debt Fund	None
Evan J. Ouellette	Emerging Markets Local Debt Fund	None
David W. Palmer	Value Opportunities Fund	$100,001-$500,000
Saul J. Pannell	Capital Appreciation Fund Global Capital Appreciation Fund	Over $1,000,000 Over $1,000,000
Val Petrov	Quality Bond Fund	$100,001-$500,000
W. Michael Reckmeyer, III	Balanced Income Fund Equity Income Fund Global Equity Income Fund	$100,001-$500,000 $100,001-$500,000 None
Philip W. Ruedi	MidCap Fund	$100,001-$500,000
James H. Shakin	International Value Fund	$100,001-$500,000
David A. Siegle	Core Equity Fund Small Cap Growth Fund	$10,001-$50,000 None
Scott I. St. John	Balanced Income Fund	$100,001-$500,000
Timothy E. Smith	Short Duration Fund	$10,001-$50,000
Michael E. Stack	Balanced Fund	$50,001-$100,000
Kent M. Stahl	Capital Appreciation Fund Global Capital Appreciation Fund International Equity Fund	$100,001-$500,000 Over $1,000,000 None
Tara C. Stilwell	International Growth Fund International Opportunities Fund	None $1-$10,001
Mark H. Sullivan	World Bond Fund	$500,001- $1,000,000
Gregg R. Thomas	Capital Appreciation Fund Global Capital Appreciation Fund International Equity Fund	$100,001-$500,000 $100,001-$500,000 $100,001-$500,000

132

PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Simon H. Thomas	International Small Company Fund	$100,001-$500,000
Donald S. Tunnell	Long/Short Global Equity Fund	$50,001-$100,000
James W. Valone	Emerging Markets Local Debt Fund	$100,001-$500,000
Mark E. Vincent	Dividend and Growth Fund	$100,001-$500,000
Mark A. Whitaker	MidCap Fund	$50,001-$100,000
Lutz-Peter Wilke	Multi-Asset Income Fund	None

In addition to the portfolio managers listed above for Capital Appreciation Fund, Global Capital Appreciation Fund and International Equity Fund, the following individuals also serve as portfolio managers for the Funds listed below.

Capital Appreciation Fund
Additional Portfolio Managers	Compensation Benchmarks/Peer Group*
Michael Carmen	Russell 3000 Growth Lipper Multicap Core
Nicolas Choumenkovitch	MSCI ACWI Lipper Multicap Core
Don Kilbride	Russell 1000 Lipper Multicap Core
Greg Pool	Russell 3000 Lipper Multicap Core
Philip Ruedi	Russell 3000 Lipper Multicap Core
Tom S. Simon	N/A

Global Capital Appreciation Fund
Additional Portfolio Managers	Compensation Benchmarks/Peer Group*
Michael Carmen	MSCI ACWI Global Multi-Cap Core
Nicolas Choumenkovitch	MSCI ACWI Global Multi-Cap Core
David Palmer	MSCI ACWI Global Multi-Cap Core
Peter Fisher	MSCI World Global Multi-Cap Core
Greg Pool	MSCI World Global Multi-Cap Core
Ian R. Link	MSCI ACWI Global Multi-Cap Core

International Equity Fund
Additional Portfolio Managers	Compensation Benchmarks/Peer Group*
Matthew D. Hudson	MSCI All Country World ex USA Growth Index International Multi-Cap Core
Greg Pool	MSCI All Country World ex USA Index International Multi-Cap Core
Jamie Rice	MSCI Emerging Markets Index International Multi-Cap Core
James H. Shakin	MSCI EAFE International Multi-Cap Core
Tom S. Simon	N/A
Tara C. Stilwell	MSCI All Country World ex USA Index International Multi-Cap Core

* Benchmark/Peer groups weighted 90%/10%, respectively.

133

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Companies have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities or, in the case of the Funds of Funds, transactions in shares of the Underlying Funds. Each Fund of Funds will not incur any commissions or sales charges when investing in Underlying Funds.

Subject to any policy established by each Company’s Board of Directors and HFMC, the sub-adviser is primarily responsible for the investment decisions of each applicable Fund (other than a Fund of Funds) and the placing of its portfolio transactions. In placing brokerage orders, it is the policy of each Fund (or in the case of a Fund of Funds, with respect to purchases of investments other than the Underlying Funds) to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While HFMC or the sub-adviser, as applicable, generally seeks reasonably competitive spreads or commissions, the Funds (in the case of a Fund of Funds, with respect to purchases of investments other than the Underlying Funds) do not necessarily pay the lowest possible spread or commission. HFMC may instruct the sub-adviser to direct certain brokerage transactions, using best efforts, subject to obtaining best execution, to broker/dealers in connection with a commission recapture program used to defray fund expenses for the Funds.

HFMC or the sub-adviser, as applicable, generally deals directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. In addition, HFMC or the sub-adviser, as applicable, may effect certain “riskless principal” transactions through certain dealers in the over-the-counter market under which commissions are paid on such transactions. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

While the sub-adviser seeks to obtain the most favorable net results in effecting transactions in a Fund’s (other than a Fund of Funds) portfolio securities, broker-dealers who provide investment research to the sub-adviser may receive orders for transactions from the sub-adviser. Such research services ordinarily consist of assessments and analyses of or affecting the business or prospects of a company, industry, economic sector or financial market. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the sub-adviser may cause a Fund (or in the case of a Fund of Funds, an Underlying Fund) to pay a broker-dealer that provides brokerage and research services (as defined in the 1934 Act) to the sub-adviser an amount in respect of securities transactions for the Fund (other than a Fund of Funds) in excess of the amount that another broker-dealer would have charged in respect of that transaction. See “Soft Dollar Practices” below.

To the extent that accounts managed by the sub-adviser are simultaneously engaged in the purchase of the same security as a Fund, then, as authorized by the applicable Company’s Board of Directors, available securities may be allocated to the Fund (other than a Fund of Funds) and another client account and may be averaged as to price in a manner determined by the sub-adviser to be fair and equitable. Such allocation and pricing may affect the amount of brokerage commissions paid by such Funds. In some cases, this system might adversely affect the price paid by a Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for a Fund (for example, in the case of a small issue).

Accounts managed by the sub-adviser (or its affiliates) may hold securities also held by a Fund. Because of different investment objectives or other factors, a particular security may be purchased by the sub-adviser for one client when one or more other clients are selling the same security.

134

For the fiscal years ended October 31, 2016, October 31, 2015 and October 31, 2014, the Funds paid the following brokerage commissions:

FUND NAME	2016	2015		2014
Balanced Fund	$124,353		$178,326		$99,574
Balanced Income Fund	$786,510		$968,411		$706,004
Capital Appreciation Fund	$12,117,067		$13,130,669		$22,612,756
Core Equity Fund	$561,719		$114,823		$46,430
Dividend and Growth Fund	$1,919,571		$2,194,150		$2,148,267
Emerging Markets Equity Fund	$167,546		$510,632		$615,202
Emerging Markets Local Debt Fund	$-		$1,553		$1,781
Environmental Opportunities Fund	$20,952	$	-(1)	$	-(1)
Equity Income Fund	$567,320		$966,415		$671,001
Floating Rate Fund	$49,694		$362,340		$18,847
Floating Rate High Income Fund	$18,484		$31,528		$3,688
Global All-Asset Fund	$331,690		$376,636		$528,883
Global Capital Appreciation Fund	$1,864,553		$2,236,707		$2,755,635
Global Equity Income Fund	$117,191		$103,930		$211,936
Global Real Asset Fund	$190,244		$313,637		$495,837
Growth Allocation Fund	$-		$-		$34,122
Growth Opportunities Fund	$4,876,423		$5,575,356		$5,841,652
Healthcare Fund	$889,788		$1,140,123		$480,616
High Yield Fund	$1,350		$-		$-
Inflation Plus Fund	$-		$11,854		$20,730
International Equity Fund	$40,269		$48,428		$40,216
International Growth Fund	$359,139		$369,660		$184,083
International Opportunities Fund	$3,594,556		$2,513,619		$2,914,920
International Small Company Fund	$441,762		$343,128		$361,395
International Value Fund	$861,056		$703,382		$546,812
Long/Short Global Equity Fund	$101,159		$89,049		$21,602(2)
MidCap Fund	$2,330,092		$2,031,864		$1,828,287
MidCap Value Fund	$302,645		$261,276		$329,780
Multi-Asset Income Fund	$24,367		$68,838		$39,788(3)
Municipal Income Fund	$-		$137(4)	$	-(4)
Municipal Opportunities Fund	$-		$706		$-
Municipal Short Duration Fund	$-		$105(4)	$	-(4)
Quality Bond Fund	$-		$2,411		$3,741
Real Total Return Fund	$218,138		$543,263		$ 599,809 (5)
Short Duration Fund	$-		$30,220		$14,763
Small Cap Core Fund	$200,776		$71,372		$65,438
Small Cap Growth Fund	$586,868		$1,019,371		$468,493
Small Company Fund	$998,502		$1,777,403		$1,428,010
Strategic Income Fund	$6,387		$59,638		$89,987
Total Return Bond Fund	$-		$274,517		$245,019
Unconstrained Bond Fund	$-		$20,929		$28,160
Value Opportunities Fund	$169,141		$358,201		$480,944
World Bond Fund	$268		$704,036		$830,187

(1) Fund commenced operations on February 29, 2016.

(2) Fund commenced operations on August 29, 2014.

(3) Fund commenced operations on April 30, 2014.

(4) Fund commenced operations on May 29, 2015.

(5) Fund commenced operations on November 29, 2013.

Checks and Balances Fund, Conservative Allocation Fund, Moderate Allocation Fund and Municipal Real Return Fund did not pay brokerage commissions during the last three fiscal years.

Commission rates are established by country and trade method used to execute a given order.  Changes in the amount of brokerage commissions paid by a Fund are due to these factors as well as the Fund’s asset growth, cash flows and changes in portfolio turnover.

135

Soft Dollar Practices. The sub-adviser is responsible for effecting securities transactions for all Funds, except the Funds of Funds. As noted above, to the extent consistent with Section 28(e) of the 1934 Act, the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Funds that it sub-advises. The sub-adviser may cause a Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Information so received is in addition to and not in lieu of the services that the sub-adviser is required to perform under the applicable investment sub-advisory agreement. In circumstances where two or more broker-dealers are equally capable of providing best execution, the sub-adviser may, but is under no obligation to, choose the broker-dealer that provides superior research or analysis as determined by the sub-adviser in its sole discretion. Neither the management fees nor the sub-advisory fees paid by the Funds are reduced because the sub-adviser or its affiliates receive these services even though the sub-adviser or its affiliates might otherwise be required to purchase some of these services for cash. Some of these services are of value to the sub-adviser or its affiliates in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

The following table shows the dollar amount of brokerage commissions paid to firms selected in recognition of research services and the approximate dollar amount of the transactions involved for the fiscal year ended October 31, 2016.

FUND NAME	COMMISSIONS PAID TO FIRMS SELECTED IN RECOGNITION OF RESEARCH SERVICES	TOTAL AMOUNT OF TRANSACTIONS TO FIRMS SELECTED IN RECOGNITION OF RESEARCH SERVICES
Balanced Fund*	$8,990	$22,673,423
Balanced Income Fund*	$74,794	$172,705,133
Capital Appreciation Fund*	$1,063,112	$1,718,525,532
Checks and Balances Fund	$0	$0
Conservative Allocation Fund	$0	$0
Core Equity Fund*	$56,818	$282,389,887
Dividend and Growth Fund*	$160,337	$316,209,623
Emerging Markets Equity Fund*	$21,673	$35,984,447
Emerging Markets Local Debt Fund*	$0	$0
Environmental Opportunities Fund*	$1,601	$2,978,246
Equity Income Fund*	$47,867	$91,318,077
Floating Rate Fund*	$7,120	$8,378,910
Floating Rate High Income Fund*	$2,613	$3,945,361
Global All-Asset Fund*	$33,951	$50,959,397
Global Capital Appreciation Fund*	$161,954	$215,144,904
Global Equity Income Fund*	$7,818	$11,363,377
Global Real Asset Fund*	$20,182	$37,396,066
Growth Allocation Fund	$0	$0
Growth Opportunities Fund*	$410,135	$1,057,068,220
Healthcare Fund*	$74,057	$91,926,182
High Yield Fund*	$246	$135,436
Inflation Plus Fund*	$0	$0
International Equity Fund*	$4,163	$7,149,871
International Growth Fund*	$33,948	$37,066,057
International Opportunities Fund*	$296,348	$335,522,969
International Small Company Fund*	$35,030	$45,471,321
International Value Fund*	$78,005	$98,462,871
Long/Short Global Equity Fund*	$10,383	$13,668,043
MidCap Fund*	$212,744	$451,373,938
MidCap Value Fund*	$25,399	$44,861,392
Moderate Allocation Fund	$0	$0
Multi-Asset Income Fund*	$1,845	$4,838,503
Municipal Income Fund*	$0	$0
Municipal Opportunities Fund*	$0	$0
Municipal Real Return Fund*	$0	$0

136

FUND NAME	COMMISSIONS PAID TO FIRMS SELECTED IN RECOGNITION OF RESEARCH SERVICES	TOTAL AMOUNT OF TRANSACTIONS TO FIRMS SELECTED IN RECOGNITION OF RESEARCH SERVICES
Municipal Short Duration Fund*	$0	$0
Quality Bond Fund*	$0	$0
Real Total Return Fund*	$23,599	$35,632,339
Short Duration Fund*	$0	$0
Small Cap Core Fund*	$27,296	$54,802,637
Small Cap Growth Fund*	$50,670	$101,248,092
Small Company Fund*	$81,361	$105,772,856
Strategic Income Fund*	$2,426	$1,919,373
Total Return Bond Fund*	$0	$0
Unconstrained Bond Fund*	$0	$0
Value Opportunities Fund*	$13,438	$22,606,958
World Bond Fund*	$0	$0

*	The commissions identified as being paid to brokers selected in recognition of research services include third-party research services only, and are calculated by applying the sub-adviser’s firmwide percentage of commissions paid to the broker that would have been applied to the third-party research services as a percentage of the sub-adviser’s total activity with that broker. This calculated percentage is then applied across all of the sub-adviser’s client accounts to provide a pro rata reporting of the estimated third-party soft dollar commission amount. The sub-adviser also receives proprietary research services provided directly by firms. However, the amounts of commissions attributable to such research services are not readily ascertainable and are not included in the table.

The following table identifies the Funds’ regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act) whose securities the Funds have acquired during the fiscal year ended October 31, 2016 and the value of each Fund’s aggregate holdings of each such issuer as of October 31, 2016.

FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE
Balanced Fund
	Barclay Investments, Inc.	$976,850
	Banc of America Securities LLC	$5,272,832
	Citigroup Global Markets, Inc.	$10,948,918
	Credit Suisse Capital LLC	$1,565,786
	Deutsche Bank Securities, Inc.	$674,413
	Goldman Sachs & Co.	$2,300,022
	JP Morgan Securities, Inc	$14,752,543
	Morgan Stanley & Co., Inc.	$2,290,295
	UBS Securities LLC	$1,245,368

Balanced Income Fund
	Barclay Investments, Inc.	$10,426,655
	Banc of America Securities LLC	$111,187,265
	Citigroup Global Markets, Inc.	$94,173,013
	Credit Suisse Capital LLC	$27,467,083
	Deutsche Bank Securities, Inc.	$2,696,483
	Goldman Sachs & Co.	$103,493,055
	JP Morgan Securities, Inc	$302,957,149
	Morgan Stanley & Co., Inc.	$96,714,017
	UBS Securities LLC	$21,806,855

Capital Appreciation Fund
	Banc of America Securities LLC	$21,463,200
	Citigroup Global Markets, Inc.	$98,007,558
	JP Morgan Securities, Inc	$189,477,837

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FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE
Checks and Balances Fund	N/A	N/A
Conservative Allocation Fund	N/A	N/A
Core Equity Fund
	Banc of America Securities LLC	$46,390,443
	Citigroup Global Markets, Inc.	$37,973,487
	JP Morgan Securities, Inc	$61,094,038

Dividend and Growth Fund
	Banc of America Securities LLC	$159,994,643
	Goldman Sachs & Co.	$39,439,165
	JP Morgan Securities, Inc	$211,278,323

Emerging Markets Equity Fund
	Barclay Investments, Inc.	$172,024

Emerging Markets Local Debt Fund	N/A	N/A
Environmental Opportunities Fund	N/A	N/A
Equity Income Fund
	JP Morgan Securities, Inc	$122,930,959

Floating Rate Fund
	Barclay Investments, Inc.	$9,112,500
	Credit Suisse Capital LLC	$7,245,000
	UBS Securities LLC	$7,166,250

Floating Rate High Income Fund
	Barclay Investments, Inc.	$2,025,000
	Credit Suisse Capital LLC	$1,035,000
	UBS Securities LLC	$1,535,625

Global All-Asset Fund
	Barclay Investments, Inc.	$1,659,048
	Banc of America Securities LLC	$953,458
	Citigroup Global Markets, Inc.	$1,090,645
	Credit Suisse Capital LLC	$1,085,161
	JP Morgan Securities, Inc	$9,364,883
	Morgan Stanley & Co., Inc.	$2,522
	UBS Securities LLC	$2,000,871

Global Capital Appreciation Fund
	Banc of America Securities LLC	$5,619,356
	Citigroup Global Markets, Inc.	$6,522,352
	JP Morgan Securities, Inc	$7,975,497
	UBS Securities LLC	$1,462,399

Global Equity Income Fund
	JP Morgan Securities, Inc	$2,842,430

Global Real Asset Fund
	UBS Securities LLC	$633,508

138

FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE

Growth Allocation Fund	N/A	N/A
Growth Opportunities Fund	N/A	N/A
Healthcare Fund	N/A	N/A
High Yield Fund
	Barclay Investments, Inc.	$1,645,313
	Credit Suisse Capital LLC	$1,790,075

Inflation Plus Fund
	Banc of America Securities LLC	$1,464,803
	Deutsche Bank Securities, Inc.	$480,058
	JP Morgan Securities, Inc	$2,567,126

International Equity Fund
	UBS Securities LLC	$126,914

International Growth Fund	N/A	N/A
International Opportunities Fund	N/A	N/A
International Small Company Fund	N/A	N/A
International Value Fund
	UBS Securities LLC	$18,175,982
Long/Short Global Equity Fund	N/A	N/A
MidCap Fund	N/A	N/A
MidCap Value Fund	N/A	N/A
Moderate Allocation Fund	N/A	N/A
Multi-Asset Income Fund
	Barclay Investments, Inc.	$767,695
	Banc of America Securities LLC	$2,705,518
	Citigroup Global Markets, Inc.	$79,523
	Credit Suisse Capital LLC	$219,209
	Goldman Sachs & Co.	$188,344
	JP Morgan Securities, Inc	$887,145
	Morgan Stanley & Co., Inc.	$204,635
	UBS Securities LLC	$405,327

Municipal Income Fund
	Goldman Sachs & Co.	$126,293

Municipal Opportunities Fund
	Goldman Sachs & Co.	$6,529,348

Municipal Real Return Fund
	Goldman Sachs & Co.	$1,439,740

Municipal Short Duration Fund	N/A	N/A
Quality Bond Fund
	Banc of America Securities LLC	$1,249,677
	Credit Suisse Capital LLC	$1,450
	JP Morgan Securities, Inc	$539,800

139

FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE
	Morgan Stanley & Co., Inc.	$366,009
	UBS Securities LLC	$94,110

Real Total Return Fund	N/A	N/A

Short Duration Fund
	Barclay Investments, Inc.	$7,034,942
	Banc of America Securities LLC	$12,803,935
	Citigroup Global Markets, Inc.	$8,956,069
	Credit Suisse Capital LLC	$3,286,272
	Deutsche Bank Securities, Inc.	$2,025,253
	Goldman Sachs & Co.	$6,706,987
	JP Morgan Securities, Inc	$15,562,953
	Morgan Stanley & Co., Inc.	$11,436,729
	UBS Securities LLC	$3,328,121

Small Cap Core Fund	N/A	N/A
Small Cap Growth Fund	N/A	N/A
Small Company Fund	N/A	N/A
Strategic Income Fund
	Barclay Investments, Inc.	$2,379,505
	Banc of America Securities LLC	$2,261,232
	Citigroup Global Markets, Inc.	$474,532
	Credit Suisse Capital LLC	$2,861,225
	Deutsche Bank Securities, Inc.	$243,087
	Goldman Sachs & Co.	$3,033,181
	JP Morgan Securities, Inc	$6,296,649
	Morgan Stanley & Co., Inc.	$1,603,154
	UBS Securities LLC	$3,098,352

Total Return Bond Fund
	Barclay Investments, Inc.	$10,117,244
	Banc of America Securities LLC	$46,629,003
	Citigroup Global Markets, Inc.	$24,973,817
	Credit Suisse Capital LLC	$10,686,124
	Deutsche Bank Securities, Inc.	$1,141,234
	Goldman Sachs & Co.	$34,337,798
	JP Morgan Securities, Inc	$51,947,797
	Morgan Stanley & Co., Inc.	$33,977,697
	UBS Securities LLC	$13,474,006

Unconstrained Bond Fund
	Barclay Investments, Inc.	$500,371
	Banc of America Securities LLC	$717,800
	Citigroup Global Markets, Inc.	$266,997
	Credit Suisse Capital LLC	$661,624
	Deutsche Bank Securities, Inc.	$55,754
	Goldman Sachs & Co.	$909,817
	JP Morgan Securities, Inc	$2,550,843

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FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE
	Morgan Stanley & Co., Inc.	$405,330
	UBS Securities LLC	$664,162

Value Opportunities Fund
	Citigroup Global Markets, Inc.	$7,759,655

World Bond Fund
	Barclay Investments, Inc.	$2,244,569
	Banc of America Securities LLC	$42,767,973
	Citigroup Global Markets, Inc.	$14,923,522
	Credit Suisse Capital LLC	$3,978,939
	Deutsche Bank Securities, Inc.	$25,245
	Goldman Sachs & Co.	$38,224,633
	JP Morgan Securities, Inc	$59,250,714
	Morgan Stanley & Co., Inc.	$18,893,346
	UBS Securities LLC	$8,606,859

FUND EXPENSES

EXPENSES OF THE FUNDS. Each Fund pays its own expenses including, without limitation: (1) expenses of maintaining the Fund and continuing its existence; (2) registration of the Fund under the 1940 Act; (3) auditing, accounting and legal expenses; (4) taxes and interest; (5) governmental fees; (6) expenses of issue, sale, repurchase and redemption of Fund shares; (7) expenses of registering and qualifying the Fund and its shares under federal and state securities laws; (8) expenses of preparing and printing prospectuses and for distributing the same to shareholders and investors; (9) fees and expenses of registering and maintaining the registrations of the Fund and of the Fund’s principal underwriter, if any, as broker-dealer or agent under state securities laws; (10) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations thereof; (11) expenses of reports to governmental officers and commissions; (12) insurance expenses; (13) fees, expenses and disbursements of custodians for all services to the Fund; (14) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund; (15) expenses for servicing shareholder accounts; (16) any direct charges to shareholders approved by the directors of the applicable company; (17) compensation and expenses of directors of the applicable company, other than those who are also officers of HFMC or its affiliates; and (18) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its directors and officers with respect thereto. In addition, each of Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Inflation Plus Fund, Real Total Return Fund, Short Duration Fund, Strategic Income Fund, Total Return Bond Fund, Unconstrained Bond Fund and World Bond Fund may incur unique expenses due to the nature of its investment strategy, which are paid only by those Funds, including: consultants’ and attorneys’ fees and expenses in connection with problem loans and troubled issuers and/or borrowers and transfer and assignment fees in conjunction with the buying and selling of loans.

Each Fund of Funds, as a shareholder of the Underlying Funds and unaffiliated money market funds, also indirectly bears its pro rata share of the advisory fees charged to, and expenses of operating, the Underlying Funds and unaffiliated money market funds in which it invests. The expense ratios of each Fund of Funds, as disclosed in the relevant prospectuses, may be higher or lower depending on the allocation of the funds’ assets among the Underlying Funds and/or unaffiliated money market funds and the actual expenses of the Underlying Funds and/or unaffiliated money market funds.

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DISTRIBUTION ARRANGEMENTS

GENERAL

Hartford Funds Distributors, LLC (“HFD”) (formerly known as Hartford Investment Financial Services, LLC) serves as the principal underwriter for each Fund pursuant to Underwriting Agreements initially approved by each Company’s Board of Directors. HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of each Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Except as discussed below under “Distribution Plans,” HFD bears all the expenses of providing services pursuant to the Underwriting Agreements, including expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. The Underwriting Agreements continue in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (1) by the vote of a majority of the directors of the applicable Company, including a majority of the directors who are not parties to the Underwriting Agreements or interested persons (as defined in the 1940 Act) of the Company, or (2) by the vote of a majority of the outstanding voting securities of a Fund. HFD is not obligated to sell any specific amount of shares of any Fund.

HFD is authorized by the Companies to receive purchase and redemption orders on behalf of the Funds. HFD has authorized one or more financial services institutions and/or qualified plan intermediaries (“Financial Intermediaries”) to receive purchase and redemption orders on behalf of the Funds, subject to the Funds’ policies and procedures with respect to frequent purchases and redemptions of Fund shares and applicable law. In these circumstances, a Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary receives the order. Orders will be priced at that Fund’s next net asset value computed after the orders are received by a Financial Intermediary and accepted by the Fund. Each Fund’s net asset value is determined in the manner described in that Fund’s prospectus.

ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES. As stated in the prospectuses under Payments to Financial Intermediaries and Other Entities, HFMC and/or its affiliates make additional compensation payments out of their own assets and not as an expense to or out of the assets of the Funds to Financial Intermediaries to support the sale of the Hartford Funds’ shares (“Additional Payments”). These Additional Payments, which are in addition to commissions, Rule 12b-1 fees, Administrative Fees and Servicing Payments (as defined in the prospectuses), and which may be paid to such Financial Intermediary in its capacity as a Servicing Intermediary, may create an incentive for your Financial Intermediary to sell and recommend the Hartford Funds over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

In addition to the Financial Intermediaries listed in each Fund’s prospectus, listed below are all Financial Intermediaries that received Additional Payments with at least a $500 value in 2016 for items such as sponsorship of meetings, education seminars and travel and entertainment, whether or not an ongoing contractual relationship exists: 401k Advisors; Action Point Financial Planning LLC; ADP; Allegheny Investments, Ltd.; Allen & Company of Florida Inc.; Allen & Gerritsen Alliant Insurance Services; American Bankers Association; American Century Investment Services, Inc.; American Portfolios Financial Services; Ameriprise Financial Services; Andesa Financial Management, Inc.; Antaeus Wealth Advisors, LLC; Ascensus Retirement Services; Asset International, Inc.; Atlanta Capital Group; Axa Advisors, LLC; Bay Financial Associates LLC; Bay Mutual Financial, LLC; B.C. Ziegler and Company; BB&T Retirement and Institutional Services; BB&T Securities; Benjamin F. Edwards & Co., Inc.; BMO Harris Financial Advisors; Bostonian Group; Bouchez-Page; Bristol Financial Services Inc.; Brokers International Financial Services, LLC; Cadaret Grant & Co Inc.; Callan Associates Inc.; Cambridge Investment Research, Inc.; Cantella & Co., Inc.; Capital Asset Advisory Services LLC; Cetera Investment Services LLC; Carroll Financial Associates Inc.; Centaurus Financial Inc.; Cetera Advisors LLC; Cetera Advisor Networks LLC; CFO4LIFE L.P.; Charles Schwab & Company, Inc.; Citigroup Global Markets Inc.; Claro Advisors, LLC; Coastal Equities, Inc.; Commonwealth Financial Network; Commonwealth Financial Services LLC; Compass Financial Partners, LLC; Coordinated Capital Securities, Inc.; Crestwood Advisors LLC; Crown Capital Securities, LP; Cuna Brokerage Services; Cuso Financial Services; D.A. Davidson & Company; Davenport & Co. LLC; Deutsche Bank Securities Inc.; Eaton Vance Distributors, Inc.; Edward D. Jones & Co.; Empower Retirement; EP Wealth Advisors; Equity Services Inc.; Fairhaven Wealth Management, LLC; Fidelity; Fifth Third Securities, Inc.; First Allied Securities; First Command Bank; First Financial Equity Corporation; First Heartland Capital Inc.; First Republic Securities Company, LLC; Forthwright Wealth Management LLC; Frost Brokerage Services Inc.; FSC Securities Corporation; Global Retirement Partners LLC; GWN Securities, Inc.; H. Beck Inc.; H.D. Vest Investment Securities, Inc.; Hardcastle; Hartford Funds Distributors; Hefren-Tillotson, Inc.; Heim Young & Associates, Inc.; Hightower Advisors; Hilliard Lyons; Horner, Townsend & Kent, Inc.; HYA Advisors, Inc.; IFC Holdings, Inc.; Independent Financial Group, LLC; Infinex Investment, Inc.; Invest Financial Corp.; Investment Centers of America; J.P. Morgan Securities, LLC; J.W. Cole Financial, Inc.; James T. Borello & Co.; Janney Montgomery Scott, Inc.; John Hancock Financial Services, Inc.; JPMorgan Securities, LLC; Kestra Investment Services, LLC; Kistler-Tiffany Advisors; KMS Financial Services, Inc.; Kraematon Investment Advisors, Inc.; KSP Financial Consultants; L.M. Kohn & Co.; Laird Norton Wealth Management; Lattice Strategies; Legacy Financial Advisors, Inc.; Lincoln Financial Advisors Corp.; Lincoln Financial Distributors Inc.; Lincoln Financial Securities Corp.; Lockton Companies, Inc.; LPL Financial Corporation; M Holdings Securities, Inc.; M&T Securities Inc.; MassMutual Retirement Services; Matrix Financial Solutions; MCM; Means Investment Company, Inc.; Mercer Investment Consulting, LLC.; Meridien Financial Group, Inc.; Merrill Lynch; Metlife Securities Inc.; Missouri Bankers Association; MML Distributors, LLC; Moors & Cabot, Inc.; Morgan Stanley Smith Barney; Morningstar Investment Services, Inc.; Mutual Securities Inc.; National Financial Services, LLC; National Securities Corporation; National Planning Corporation; Naylor & Co., LLC; NBT Bank, N.A.; NEPC; Newport Group Securities, Inc.; Nettworth; Next Financial Group Inc.; NFP Advisor Services, LLC; NFP Retirement; North

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American Management Corp.; Northwestern Mutual Investment Services; Oppenheimer & Co., Inc.; Pensionmark Financial Group LLC; Pinnacle Investments, LLC; Pioneer Investment Management Inc.; Principal Financial Group; Princor Financial Services Corp.; Private Client Services, LLC; Prosek Partners; Prospera Financial Services; Prudential Retirement; Purshe Kaplan Sterling Investments; Questar Capital Corporation; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; RBC Capital Markets Corp.; Regions Bank; Reliance Wealth & Trust Partners, LLC; Retirement Plan Advisors LLC; Retirement Plan Advisory Group; Retirement Planning Specialists, Inc.; Rinet Company LLC; Robert W. Baird & Co. Inc.; Rogan & Associates, Inc.; Ropes Wealth Advisors; Royal Alliance Associates, Inc.; Sage Hill Capital; SagePoint Financial, Inc.; Schroder Fund Advisors, LLC; Scott & Stringfellow, LLC; Securian Financial Services Inc.; Securities America, Inc.; Securities Service Network, Inc.; Segal RogersCasey; Sentinel Pension Advisors, Inc.; Sheridan Capital Management; Sheridan Road Financial, LLC; Shook Research; Sigma Financial Corporation; Signator Investors Inc.; SII Investments Inc.; Sloy, Dahl & Holst, Inc.; Smith, Moore & Co., Inc.; Sontag Advisory, LLC; Sowa Financial Group Inc.; SPC Bander Investments Spectrum Investment Advisors, Inc.; Stancorp Investment Advisers, Inc.; Stephens Inc.; Stifel, Nicolaus & Co., Inc.; Stockcross Financial Services, Inc.; Stout & Bowman; Summit Brokerage Services Inc.; Sunbelt Securities, Inc.; SunTrust Investment Services; Synergy Financial Management LLC; T2 Asset Management, LLC; The Game Within; The Good Life Financial Group; The Huntington Investment Company; The Kieckhefer Group; Three Bell Capital LLC; Thoroughbred Financial Services, LLC; Thrivent Investment Management Inc.; Transamerica Capital, Inc. Transamerica Financial Advisors, Inc.; Triad Advisors, Inc.; UBS Financial Services, Inc.; Umpqua Investments, Inc.; Unionbanc Investment Services LLC; United Planners Financial Services; US Bancorp Investments, Inc.; US Trust; Usca Securities LLC; Vicus Capital, Inc.; Voya Financial Advisors; VSR Financial Services, Inc.; Waddell & Reed Inc.; Wagner Wealth Management LLC; Wamhoff; Washington Financial Group; Wayne Hummer Investments LLC; Wealth Enhancement Advisory Services, Inc.; Wealth Management Advisors LLC; Wedbush Morgan Securities Inc.; Wellington Management Company; Wells Fargo Brokerage Services; Wells Fargo Advisors, LLC; Wells Fargo Advisors Financial Network, LLC West Virginia State Treasurer’s Office; Woodbury Financial Services, Inc.; Wunderlich Securities, Inc.; WWK Investments, Inc.; Yarger Wealth Strategies.

COMMISSIONS TO DEALERS

The aggregate dollar amount of commissions received by HFD for the sale of shares for the fiscal years ended October 31, 2016, October 31, 2015 and October 31, 2014 is as follows:

YEAR	FRONT-END SALES COMMISSIONS	CDSC	AMOUNT REALLOWED	AMOUNT RETAINED
2016 Class A	$ 78,605,889	$586,647	$67,361,125	$11,831,410
Class B	N/A	$36	N/A	$36
Class C	N/A	$1,202,672	N/A	$1,202,672
Class I	N/A	N/A	N/A	N/A
Class Y	N/A	N/A	N/A	N/A
Class R3	N/A	N/A	N/A	N/A
Class R4	N/A	N/A	N/A	N/A
Class R5	N/A	N/A	N/A	N/A
Class R6	N/A	N/A	N/A	N/A
2015 Class A	$ 82,200,598	$605,648	$70,371,458	$12,434,788
Class B	N/A	$88,989	N/A	$88,989
Class C	N/A	$1,090,494	N/A	$1,090,494
Class I	N/A	N/A	N/A	N/A
Class Y	N/A	N/A	N/A	N/A
Class R3	N/A	N/A	N/A	N/A
Class R4	N/A	N/A	N/A	N/A
Class R5	N/A	N/A	N/A	N/A
Class R6*	N/A	N/A	N/A	N/A
2014 Class A	$ 71,917,566	$343,903	$61,460,906	$10,500,563
Class B	N/A	$430,139	N/A	$430,139
Class C	N/A	$919,371	N/A	$919,371
Class I	N/A	N/A	N/A	N/A
Class Y	N/A	N/A	N/A	N/A
Class R3	N/A	N/A	N/A	N/A
Class R4	N/A	N/A	N/A	N/A
Class R5	N/A	N/A	N/A	N/A

*	Class R6 shares commenced operations on November 7, 2014.

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No information is presented in the table above for Class T shares and Class F shares since Class T shares and Class F shares did not commence operations as of October 31, 2016.

CLASS A SHARES

Generally, commissions on sales of Class A shares are reallowed to broker-dealers as follows:

Funds other than Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Inflation Plus Fund, Multi-Asset Income Fund, Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund, Municipal Short Duration Fund, Quality Bond Fund, Short Duration Fund, Strategic Income Fund Total Return Bond Fund, Unconstrained Bond Fund and World Bond Fund

AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $50,000	5.50%	5.82%	4.75%
$50,000 or more but less than $100,000	4.50%	4.71%	4.00%
$100,000 or more but less than $250,000	3.50%	3.63%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

Emerging Markets Local Debt Fund, High Yield Fund, Inflation Plus Fund, Multi-Asset Income Fund, Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund, Municipal Short Duration Fund, Quality Bond Fund, Strategic Income Fund, Total Return Bond Fund, Unconstrained Bond Fund and World Bond Fund

AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $50,000	4.50%	4.71%	3.75%
$50,000 or more but less than $100,000	4.00%	4.17%	3.50%
$100,000 or more but less than $250,000	3.50%	3.63%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

Floating Rate Fund and Floating Rate High Income Fund

AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $50,000	3.00%	3.09%	2.50%
$50,000 or more but less than $100,000	2.50%	2.56%	2.00%
$100,000 or more but less than $250,000	2.25%	2.30%	1.75%
$250,000 or more but less than $500,000	1.75%	1.78%	1.25%
$500,000 or more but less than $1 million	1.25%	1.27%	1.00%
$1 million or more(1)	0%	0%	0%

(1)	Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there may be a contingent deferred sales charge (CDSC) of 1% assessed on any sales of shares made within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gain distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. This CDSC will not apply where the selling broker dealer was not paid a commission.

HFD may pay up to the entire amount of the sales commission to particular broker-dealers.  In addition, HFD may provide compensation to dealers of record for certain shares purchased without a sales charge. With respect to all Funds, except Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund and Short Duration Fund, HFD also may pay dealers of record commissions on purchases of over $1 million in an amount of up to 1.00% on the first $10 million, 0.50% of the next $30 million, and 0.25% of share purchases over $40 million.  Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.

With respect to Floating Rate Fund, Floating Rate High Income Fund and High Yield Fund, HFD also may pay dealers of record commissions on purchases of over $1 million in an amount up to 1.00% on the first $4 million, 0.50% of the next $6 million, and 0.25% of share purchases over $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.

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Short Duration Fund

AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $250,000	2.00%	2.04%	1.50%
$250,000 or more but less than $500,000	1.50%	1.52%	1.00%
$500,000 or more(1)	0%	0%	See below

(1)	Investments of $500,000 or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gain distributions. Each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. This CDSC will not apply where the selling broker dealer was not paid a commission.

With respect to the Short Duration Fund, HFD may pay up to the entire amount of the sales commission to particular broker-dealers. In addition, HFD may have provided compensation to dealers of record for certain shares purchased without a sales charge. With respect to the Short Duration Fund, HFD also may pay dealers of record commissions on purchases over $500,000 in an amount up to 1.00% on the first $4 million, 0.50% of the next $6 million, and 0.25% of share purchases over $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.

CLASS T SHARES

AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $250,000	2.50%	2.56%	2.50%
$250,000 – $499,999	2.00%	2.04%	2.00%
$500,000 – $999,999	1.50%	1.52%	1.50%
$1 million or more	1.00%	1.01%	1.00%

HFD may pay up to the entire amount of the sales commission to particular broker-dealers.

CLASS C SHARES

HFD pays commissions to dealers of up to 1% of the purchase price of Class C shares purchased through dealers.

HFD’s principal business address is 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087. On or about April 24, 2017, the principal business address of HFD will change to 690 Lee Road, Wayne, PA 19087. HFD is an indirect subsidiary of The Hartford. The Hartford may be deemed to control HFD through its indirect ownership of HFD.

DISTRIBUTION PLANS

Each Board has approved the adoption of a separate distribution plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, Class T, Class B, Class C, Class R3 and Class R4 shares. HFD or its affiliates are entitled to retain all service fees payable for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

CLASS A PLAN. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. As discussed above, HFD may pay dealers of record commissions on purchases over $1 million ($500,000 with respect to Short Duration Fund). Effective May 1, 2017, HFD may retain the 12b-1 fee paid by a Fund with respect to such shares for the first year after purchase. For purchases at NAV where HFD paid a commission, effective May 1, 2017, dealers may start to receive the 12b-1 fee in the thirteenth month after purchase. For purchases at NAV where HFD did not pay a commission, dealers may start to receive the 12b-1 fee at the time of purchase.

CLASS T PLAN. Pursuant to the Class T Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class T shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses.

CLASS B PLAN. Pursuant to the Class B Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.

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HFD may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. The Class B Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class B shares.

CLASS C PLAN. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. HFD may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

CLASS R3 PLAN. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities.

CLASS R4 PLAN. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities.

GENERAL. Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of a Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each Fund’s shares; (b) compensation to employees of HFD; (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information; and (d) the costs of preparation, printing and mailing reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD). Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans, which means that the Funds pay HFD the entire fee regardless of HFD’s expenditures. Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Funds will not be obligated to pay more than that fee. If HFD’s actual expenditures are less than the fee payable to HFD at any given time, HFD may realize a profit from the arrangement.

In accordance with the terms of the Plans, HFD provides to each Fund, for review by the applicable Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In its quarterly review of the Plans, the applicable Company’s Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of each Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the applicable Funds as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Funds and their shareholders, including shareholder servicing, the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Funds through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the applicable Company believes that there is a reasonable likelihood that the Plans will benefit each applicable Fund and its current and future shareholders. Under its terms, each Plan remains in effect from year to year provided such continuance is approved annually by vote of the directors of the applicable Company in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected by the increase, and material amendments to the Plans must also be approved by the applicable Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the applicable Board who are not interested persons of the Funds and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the relevant Fund. A Plan will automatically terminate in the event of its assignment.

For the fiscal year ended October 31, 2016, the Funds paid the 12b-1 fees listed below.

Fund Name	Class A	Class B	Class C	Class R3	Class R4
Balanced Fund	$1,526,959	$36,022	$1,591,718	$10,614	$1,649
Balanced Income Fund	$7,096,011	$24,832	$27,273,514	$764,874	$202,762
Capital Appreciation Fund	$12,377,203	$1,059,598	$15,712,138	$558,100	$392,661
Checks and Balances Fund	$3,543,724	$609,574	$3,354,210	$70,865	$11,164
Conservative Allocation Fund	$254,567	$23,753	$342,158	$41,004	$5,976
Core Equity Fund	$1,451,394	$11,292	$1,916,610	$106,601	$215,978
Dividend and Growth Fund	$9,039,373	$318,416	$4,480,958	$407,675	$353,468

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Fund Name	Class A	Class B	Class C	Class R3	Class R4
Emerging Markets Equity Fund	$22,179	N/A	$21,525	$3,139	$1,296
Emerging Markets Local Debt Fund	$13,619	N/A	$11,823	$1,147	$617
Environmental Opportunities Fund*	$2,019	N/A	$7,643	$3,761	$1,882
Equity Income Fund	$4,315,488	$25,990	$4,533,435	$268,903	$182,354
Floating Rate Fund	$2,327,923	$55,476	$12,770,994	$58,459	$21,951
Floating Rate High Income Fund	$284,614	N/A	$857,730	$2,054	$1,925
Global All-Asset Fund	$350,240	N/A	$821,461	$9,924	$3,293
Global Capital Appreciation Fund	$1,670,161	$114,205	$2,348,750	$142,772	$40,921
Global Equity Income Fund	$272,245	$7,296	$128,148	$1,023	$435
Global Real Asset Fund	$53,492	N/A	$90,861	$586	$3,674
Growth Allocation Fund	$1,343,764	$134,068	$1,659,471	$65,860	$31,475
Growth Opportunities Fund	$4,486,027	$92,214	$4,281,446	$234,523	$173,339
Healthcare Fund	$2,169,339	$40,360	$2,916,675	$269,823	$111,805
High Yield Fund	$574,245	$22,881	$611,416	$13,965	$4,090
Inflation Plus Fund	$600,454	$77,605	$1,604,744	$290,788	$41,999
International Equity Fund	$27,973	$3,481	$26,325	$2,450	$1,145
International Growth Fund	$284,721	$15,539	$166,734	$5,685	$23,665
International Opportunities Fund	$1,299,171	$28,272	$570,157	$257,634	$317,836
International Small Company Fund	$173,082	$6,438	$139,237	$49,131	$18,697
International Value Fund	$971,629	N/A	$382,180	$2,753	$4,159
Long/Short Global Equity Fund	$11,906	N/A	$22,841	N/A	N/A
MidCap Fund	$5,083,510	$203,183	$6,160,408	$359,688	$379,176
MidCap Value Fund	$605,606	$9,938	$380,251	$55,849	$31,742
Moderate Allocation Fund	$952,777	$80,408	$1,207,368	$114,840	$20,088
Multi-Asset Income Fund	$36,214	N/A	$43,557	$9,625	$4,840
Municipal Income Fund	$14,989	N/A	$27,609	N/A	N/A
Municipal Opportunities Fund	$635,517	$17,130	$1,164,894	N/A	N/A
Municipal Real Return Fund	$263,593	$5,933	$268,926	N/A	N/A
Municipal Short Duration Fund	$17,167	N/A	$40,661	N/A	N/A
Quality Bond Fund	$31,982	N/A	$30,902	$1,905	$700
Real Total Return Fund	$1,840	N/A	$2,117	$454	$260
Short Duration Fund	$1,271,179	$8,419	$1,254,721	$6,089	$1,691
Small Cap Core Fund	$119,894	$12,700	$114,853	$4,304	$854
Small Cap Growth Fund	$531,649	$9,736	$427,318	$74,941	$171,269
Small Company Fund	$718,725	$16,212	$294,814	$159,611	$85,379
Strategic Income Fund	$298,540	$12,581	$780,457	$1,471	$507
Total Return Bond Fund	$1,846,778	$75,842	$706,208	$28,758	$38,192
Unconstrained Bond Fund	$127,994	$8,695	$115,159	$1,019	$1,111
Value Opportunities Fund	$479,930	$12,004	$237,154	$14,304	$25,630
World Bond Fund	$1,343,106	N/A	$1,695,984	$5,919	$9,589

* The information presented above is from February 29, 2016 (commencement of operations) through October 31, 2016.

For the fiscal year ended October 31, 2016 approximately $166,186,121 of the Funds’ total distribution expenses were expended in connection with compensation to broker-dealers and as compensation to sales personnel (including advertising, printing and mailing of prospectuses to prospective shareholders).

No information is presented in the table above for Class T shares since Class T shares did not commence operations as of October 31, 2016.

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PURCHASE AND REDEMPTION OF SHARES

For information regarding the purchase of Fund shares, see “How to Buy and Sell Shares” in the Funds’ prospectuses.

Availability of Class A Sales Charge Waivers. The availability to you of any Class A sales charge waiver may depend upon the policies, procedures and trading platforms of your Financial Intermediary. For more information, contact your Financial Intermediary.

EXEMPTIONS FROM SUBSEQUENT INVESTMENT MINIMUMS FOR OMNIBUS ACCOUNTS. Certain accounts held on the Funds’ books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the Funds. These underlying accounts are maintained by entities such as Financial Intermediaries and are subject to the applicable initial purchase minimums as described in the prospectuses. However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for Fund shares, such accounts are not required to meet the minimum amount for subsequent purchases.

For a description of how a shareholder may redeem his/her shares of a Fund, or how he/she may sell shares, see “How to Buy and Sell Shares” in the Funds’ prospectuses.

RIGHTS OF ACCUMULATION FOR CLASS A SHARES. Each Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any Hartford Fund (other than series of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (“Hartford HLS Funds”)) and 529 college savings plan accounts administered by The Hartford at the price that applies to the total of: (a) the dollar amount the investor is currently purchasing plus (b) an amount equal to the then-current (as of the business day immediately prior to the current purchases) net asset value of the purchasing investor’s holdings of all shares (other than Class T, Class R3, Class R4, Class R5, Class R6 and any class of a Hartford HLS Fund) and 529 college savings plan accounts administered by The Hartford. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. “Family members” means: (a) for accounts opened on or after August 16, 2004, the owner’s spouse (or legal equivalent recognized under state law) and any children under 21 and (b) for accounts opened before August 16, 2004, an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A shares. Acceptance of a purchase order using the rights of accumulation is subject to confirmation that the purchaser qualifies to exercise such rights. Employer sponsored retirement plans or certain tax qualified retirements accounts may also receive the price calculated under the rights of accumulation as long as the transfer agent or the financial intermediary is notified at the time of purchase. The rights of accumulation may be amended or terminated at any time with respect to subsequent purchases. HASCO, The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.’s transfer agent, must be notified by you or your broker each time a qualifying purchase is made.

LETTER OF INTENT FOR CLASS A SHARES. Any person may qualify for a reduced sales charge on purchases of Class A shares pursuant to a Letter of Intent (“LOI”), which is an agreement to purchase a certain number of shares of one or more Funds within a thirteen-month period. Class A shares acquired through the reinvestment of distributions do not count toward completing the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all Funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Rights of Accumulation.” Such value is determined based on the shares’ public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated in the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases. Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased with the required thirteen-month period, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not pay such difference in sales charge within thirty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases made in connection with a LOI may include holdings as described above under “Rights of Accumulation.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824. HASCO must be notified by you or your broker each time a qualifying purchase is made.

SYSTEMATIC WITHDRAWAL PLAN (SWP). The SWP is designed to provide a convenient way for a shareholder to receive fixed payments at regular intervals from shares of a Fund deposited by the SWP account holder. The shareholder must deposit or purchase for deposit shares of the Fund having a total value of not less than $5,000 in order to set up a SWP. Periodic withdrawals of $50 or more per Fund will be sent to the SWP account holder, or any person designated by him or her, monthly or quarterly.

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Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share of the relevant Fund in effect on the record date.

SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. These redemptions are potentially taxable transactions for shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of capital.

The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the account holder, (2) by telephone requests to the Fund by the registered account owner, (3) upon receipt by the Fund of appropriate evidence of the account holder’s death, (4) if the Fund is unable to obtain an accurate address for the account holder or (5) when all shares under the SWP have been redeemed. Each Fund pays the fees associated with maintaining the SWPs.

SPECIAL REDEMPTIONS. Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash as prescribed by the applicable Company’s directors. When the shareholder sells portfolio securities received in this fashion, he/she would incur brokerage charges. Any such securities would be valued for the purposes of making such payments at the same value as used in determining net asset value. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Fund during any 90-day period for any one account.

EXCHANGES. This section supplements the section entitled “Exchanging Shares” in each Fund’s prospectus. Class Y shares of a Fund may be exchanged for Class Y shares of another Fund, if (i) the shareholder is already a holder of Class Y shares of the other Fund or (ii) the initial investment minimum applicable to Class Y shares of the other Fund (as disclosed in the prospectus) is satisfied in connection with the exchange. If neither condition is satisfied in connection with a proposed exchange of Class Y shares of a Fund for shares of another Fund, such Class Y shares may be exchanged for Class A shares of the other Fund.

HFD reserves the right at any time in its sole discretion to modify the exchange privilege in certain circumstances. All exchanges are subject to the exchanging shareholder meeting any investment minimum or eligibility requirements. Please consult your financial advisor to discuss tax implications, if any, of an exchange.

DEFERRED SALES CHARGE ON CLASS A, CLASS B and CLASS C. Class A shares that were purchased without a front-end sales charge and are redeemed within eighteen months of purchase and Class C shares that are redeemed within one year of purchase are generally subject to a CDSC at the rates set forth in each Fund’s prospectus, calculated as a percentage of the dollar amount subject to the CDSC. The CDSC is assessed on an amount equal to the lesser of the current market value or the original purchase price of the Class A or Class C shares being redeemed. No CDSC is imposed on increases in account value above the initial purchase price, including all shares derived from reinvestment of dividends or capital gains distributions.

The amount of the CDSC, if any, varies depending on how long the shares were held before redemption of such shares. Solely for purposes of determining the holding period for purchases of Class C shares during a month, all payments during the month will be aggregated and deemed to have been made on the first day of the month. The CDSC will be calculated in a manner that results in the lowest applicable rate being charged. To determine whether a CDSC applies, a Fund redeems shares in the following order: (1) shares representing an increase over the original purchase price; (2) shares acquired through reinvestment of dividends and capital gains distributions; and (3) Class C shares held over 1 year.

When you request a redemption, the specified dollar amount will be redeemed from your account plus any applicable CDSC. If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of the Class A and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees makes it possible for the applicable Fund to sell the Class C shares without a sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of purchase.

The CDSC will be waived on redemptions of Class C shares and of Class A shares that are subject to the CDSC in the circumstances set forth in each Fund’s prospectus.

Because Class B shares were closed to new investments effective September 30, 2009, any outstanding Class B shares are no longer subject to a deferred sales charge.

SUSPENSION OF REDEMPTIONS. A Fund may not suspend a shareholder’s right of redemption, or postpone payment for a redemption for more than seven days, unless permitted by law, when the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

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DETERMINATION OF NET ASSET VALUE

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, the “Valuation Time”) on each day that the Exchange is open (the “Valuation Date”). The assets of each Fund of Funds consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values on the Valuation Date. The Funds are closed for business and do not price their shares on the following business holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the Exchange. If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law. The net asset value for each class of shares is determined by dividing the value of that Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

A Fund’s maximum offering price per Class A shares and Class T shares is determined by adding the applicable maximum sales charge to the net asset value per share. Class C, Class I, Class R3, Class R4, Class R5, Class R6 Class Y and Class F are offered at net asset value without the imposition of an initial sales charge.

CAPITALIZATION AND VOTING RIGHTS

The Hartford Mutual Funds, Inc. was incorporated in Maryland on March 21, 1996. The authorized capital stock of the Company consists of 49.86 billion shares of common stock, par value $0.001 per share (“Common Stock”). The shares of Common Stock are divided into 44 series.

The Hartford Mutual Funds II, Inc. was incorporated in Maryland on March 23, 2001. The series of The Hartford Mutual Funds II, Inc. (the “Hartford II Funds”) became investment portfolios of the Company pursuant to a reorganization effected November 30, 2001. Prior to the reorganization, the Hartford II Funds were organized as Minnesota corporations or portfolios of Minnesota corporations. The authorized capital stock of the Company consists of 162.55 billion shares of common stock, par value $0.0001 per share (“Common Stock”). The shares of Common Stock are divided into 14 series.

The Board of Directors of each Company may reclassify authorized shares to increase or decrease the allocation of shares among the series described above or to add any new series to the applicable Company. Each Company’s Board of Directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares and to classify and reclassify existing and new series into one or more classes.

The Directors of each Company have authorized the issuance of the classes of stock for each Fund that are listed on the cover page.Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities. The shares of each series, and each class within each series, are, when issued, fully paid and non-assessable. Such shares have no preemptive rights and are freely transferable.

As investment companies incorporated in Maryland, the Companies are not required to hold routine annual shareholder meetings. Meetings of shareholders will be called whenever one or more of the following, among other matters, is required to be acted upon by shareholders pursuant to the 1940 Act: (1) election of directors, (2) approval of an investment management agreement or sub-advisory agreement, or (3) ratification of the selection of the Funds’ independent registered public accounting firm.

Shares of common stock have equal voting rights (regardless of the net asset value per share). Shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of each Company voting for the election of directors can elect all of the directors if they choose to do so, and in such an event, the holders of the remaining shares would not be able to elect any directors. Although directors are not elected annually, shareholders have the right to remove one or more directors. When required by law, if the holders of 25% or more of either Company’s outstanding shares request it in writing, a meeting of that particular Company’s shareholders will be held to approve or disapprove the removal of director or directors.

Matters in which the interests of all the Funds of a Company are substantially identical (such as the election of directors or the ratification of the selection of the independent registered public accounting firm) are voted on by all shareholders of the Company without regard to the separate Funds. Matters that affect all or several Funds, but where the interests of the Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each Fund for their Fund. Matters that affect only one Fund (such as a change in its fundamental policies) are voted on separately for the Fund by the shareholders of that Fund. Likewise, matters that affect only one class of shares of a Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.

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TAXES

FEDERAL TAX STATUS OF THE FUNDS

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

Each Fund is treated as a separate taxpayer for federal income tax purposes. Each Fund has elected or intends to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”), and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders an amount at least equal to the sum of: (i) 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and (ii) 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Companies intend each Fund to do, then under the provisions of Subchapter M, the Fund would not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or is treated as having been distributed to shareholders).

Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund’s gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, as well as net income from interests in certain publicly traded partnerships; and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer, and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of any two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to its shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.

In addition, in order to avoid a 4% nondeductible federal excise tax on certain of its undistributed income, each Fund generally must distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections) for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the “excise tax avoidance requirements”). For purposes of determining whether a Fund has met this distribution requirement, the Fund will be deemed to have distributed any income or gains on which it has been subject to U.S. federal income tax.

If, for any taxable year, a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, all of its taxable income becomes subject to federal, and possibly state and local, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute taxable dividend income (with such dividend income including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits.

With respect to the Funds other than the Funds of Funds, investment income received from sources within foreign countries, or capital gains earned by a Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these Funds’ assets to be invested within various countries is not now known. The Companies intend that the Funds will seek to operate so as to qualify for treaty-reduced rates of tax when applicable.

In addition, if a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. Each Fund with “Global”, “International” or “Emerging Markets” in its name anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Shareholders must itemize their deductions in order to

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deduct foreign taxes. Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed by a shareholder.

With respect to the Funds other than the Funds of Funds, a Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of the Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. The Companies seek to monitor transactions of each Fund, seek to make the appropriate tax elections on behalf of the Fund and seek to make the appropriate entries in the Fund’s books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules.

With respect to a Fund of Funds, income received by an Underlying Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. If more than 50% of the value of an Underlying Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Underlying Fund will be eligible and may elect to “pass-through” to its shareholders, including a Fund of Funds, the amount of such foreign income and similar taxes paid by the Underlying Fund. Pursuant to this election, the Fund of Funds would be required to include in gross income (in addition to taxable dividends actually received), its pro rata share of foreign income and similar taxes and to deduct such amount in computing its taxable income or to use it as a foreign tax credit against its U.S. federal income taxes, subject to limitations. For tax years beginning after December 22, 2010, a Fund of Funds are eligible to “pass-through” to its shareholders the ability to claim a deduction or credit with respect to foreign income and similar taxes paid by an Underlying Fund, provided that the Fund of Funds has at least 50% of its total interests invested in other regulated investment companies at the end of each quarter of the tax year.

As of October 31, 2016, the following Funds have capital loss carryforwards as indicated below. Each such Fund’s capital loss carryover is available to offset that Fund’s future realized capital gains to the extent provided in the Code and regulations thereunder. For net capital losses arising in taxable years beginning after December 22, 2010, net capital losses generally will be carried forward indefinitely.  Capital losses from prior taxable years will still expire subject to an eight-year limitation period.  Generally, net capital losses arising in years beginning prior to December 22, 2010 will be used after net capital losses arising in years beginning after December 22, 2010, so that the Funds may have more losses from the earlier periods expire unused.

FUND	AMOUNT (IN THOUSANDS)	YEAR OF EXPIRATION
Balanced Fund	$64,904	2017
Capital Appreciation Fund	$44,678	Indefinite
Conservative Allocation Fund	$13,552	Indefinite
Emerging Markets Equity Fund	$27,455	Indefinite
Emerging Markets Local Debt	$28,314	Indefinite
Floating Rate Fund	$272,060	2017
Floating Rate Fund	$233,849	Indefinite
Floating Rate High Income Fund	$28,720	Indefinite
Global All-Asset Fund	$3,585	Indefinite
Global Capital Appreciation Fund	$68,045	Indefinite
Global Equity Income Fund	$169	2017
Global Equity Income Fund	$2,734	2018
Global Equity Income Fund	$16,446	Indefinite
Global Real Asset Fund	$6,682	2019
Global Real Asset Fund	$91,715	Indefinite
Growth Allocation Fund	$6,776	2017
Growth Allocation Fund	$100,273	Indefinite
High Yield Fund	$18,104	2017
High Yield Fund	$19,623	Indefinite
Inflation Plus Fund	$60,891	Indefinite
International Equity Fund	$1,409	Indefinite
International Growth Fund	$110,545	2017
International Growth Fund	$9,523	Indefinite
International Opportunities Fund	$57,687	Indefinite
International Small Company Fund	$3,124	Indefinite
Long/Short Global Equity Fund	$523	Indefinite
Moderate Allocation Fund	$21,570	Indefinite
Multi-Asset Income Fund	$14,175	Indefinite
Municipal Income Fund	$37	Indefinite
Municipal Opportunities Fund	$9,797	2017
Municipal Opportunities Fund	$6,121	2018

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FUND	AMOUNT (IN THOUSANDS)	YEAR OF EXPIRATION
Municipal Opportunities Fund	$10,546	2019
Municipal Real Return Fund	$16,621	2017
Municipal Real Return Fund	$6,088	2018
Municipal Real Return Fund	$1,654	2019
Municipal Real Return Fund	$7,852	Indefinite
Municipal Short Duration Fund	$15	Indefinite
Real Total Return Fund	$14,730	Indefinite
Short Duration Fund	$4,608	Indefinite
Small Cap Core Fund	$3,722	2017
Small Cap Core Fund	$4,074	Indefinite
Small Company Fund	$55,038	Indefinite
Strategic Income Fund	$10,652	Indefinite
Total Return Fund	$248	Indefinite
Unconstrained Bond Fund	$12,173	2017
Unconstrained Bond Fund	$9,479	Indefinite
World Bond Fund	$16,248	Indefinite

With respect to the Funds other than the Funds of Funds, if a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election may require the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

With respect to the Funds other than the Funds of Funds, foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

With respect to the Funds other than the Funds of Funds, investments in below investment grade instruments may present special tax issues for a Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by a Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

Pay-in-kind instruments (“PIKs”) are securities that pay interest in either cash or additional securities, at the issuer’s option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities.

With respect to the Funds other than the Funds of Funds, each Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.

The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of a Fund’s distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes.

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With respect to the Funds other than the Funds of Funds, the federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may use these transactions.

SHAREHOLDER TAXATION

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. citizens or residents and U.S. domestic corporations, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, entities treated as partnerships for U.S. federal income tax purposes, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. This summary does not address any federal estate tax issues that may arise from ownership of Fund shares. Shareholders should consult their own tax advisers as to the federal, state and local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

With respect to the Funds other than the Funds of Funds, in general, as described in the prospectuses, distributions from a Fund are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains. Distributions of a Fund’s investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Distributions from net short-term capital gains are taxable to a shareholder as ordinary income. Distributions of a Fund’s net capital gain properly designated by the Fund as “capital gain dividends” are taxable to a shareholder as long-term capital gain regardless of the shareholder’s holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. To the extent that a Fund derives dividends from domestic corporations, a portion of the income distributions of that Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares held by the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend. Properly reported distributions of qualified dividend income generally are taxable to individual shareholders at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Dividend distributions will not be eligible for the reduced rates applicable to qualified dividend income unless, among other things, the shares held by the Fund with respect to which dividends are paid and the shares of the Fund are deemed to have been held by the Fund and the shareholders, respectively, for more than 60 days during the 121-day period beginning 60 days before the shares become ex-dividend. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in the Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

With respect to a Fund of Funds, in general, as described in their prospectuses, distributions from a Fund of Funds are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains. Distributions of a Fund of Funds’ investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the Fund of Funds’ current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities. Any net capital gains may be distributed to a Fund of Funds as capital gain distributions. A Fund of Funds may also derive capital gains and losses in connection with sales of shares of the Underlying Funds. Distributions of a Fund of Funds’ net capital gain properly designated by the Fund of Funds as “capital gain dividends” are taxable to a shareholder as long-term capital gain regardless of the shareholder’s holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. To the extent that an Underlying Fund derives dividends from domestic corporations, a portion of the income distributions of a Fund of Funds which invests in that Underlying Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares held by the Underlying Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Underlying Fund or the Fund of Funds are deemed to have been held by the Underlying Fund, the Fund of Funds or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend. Properly reported distributions of qualified dividend income generally are taxable to individual shareholders at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Dividend distributions will not be eligible for the reduced rates applicable to qualified dividend income unless, among other things, the shares held by the Underlying Fund with respect to which dividends are paid, the shares of the Underlying Fund, and the shares of the Fund of Funds are deemed to have been held by the Underlying Fund, the Fund of Funds, and the shareholders, respectively, for more than 60 days during the 121-day period beginning 60 days before the shares become ex-dividend. Distributions, if any, in excess of earnings and profits usually constitute a return of capital,

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which first reduces an investor’s tax basis in the Funds of Funds’ shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

At the Companies’ option, the Companies may cause a Fund to retain some or all of its net capital gain for a tax year, but may designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his or her shares. Since the Companies expect each Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gain. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gain should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid by the Fund on his or her behalf. In the event that a Company chooses this option on behalf of a Fund, the Company must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

An investor should consider the tax implications of buying shares just prior to a distribution (other than an exempt-interest dividend, described below). Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his or her shares. In addition, an investor should be aware that, at the time he or she purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his or her shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his or her shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss if such shares are held as capital assets. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his or her shares for more than one year at the time of such sale or redemption; otherwise, it is classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss. In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his or her shares within 90 days of purchase and subsequently acquires shares of the same or another Fund of the Companies on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his or her basis in the shares sold for purposes of determining gain or loss. For sales charges incurred in taxable years beginning after December 22, 2010, the disallowance of the sales charge only applies to the extent that the subsequently acquired shares are purchased prior to February 1 of the calendar year following the initial sales charge. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

The Funds (or their administrative agents) are required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Funds will use average cost as their default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of either 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts) on their net long-term capital gain (the

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excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares) and certain qualified dividend income, while other income may be taxed at rates as high as 39.6%. Shareholders must satisfy a holding period of more than 60 days with respect to a distribution that is otherwise eligible to be treated as a qualified dividend during the 121-day period that begins 60 days before the ex-dividend date. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Each Fund sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a shareholder’s particular situation.

Dividends paid by a Fund to a non-U.S. shareholder generally are subject to U.S. withholding tax at a rate of 30% (unless the tax is reduced or eliminated by an applicable treaty). Certain properly designated dividends paid by a Fund, however, generally are not subject to this tax, to the extent paid from net capital gains. In addition, under an exemption recently made permanent by Congress, a portion of a Fund’s distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains if such amounts are properly reported by the Fund. However, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as eligible for the exemption, and a portion of a Fund's distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. A Fund’s distributions, if any, that are attributable to gains from the sale or exchange of “U.S. real property interests,” which the Code defines to include direct holdings of U.S. real property and interests (other than as a creditor) in “U.S. real property holding corporations,” (including certain non-domestically-controlled REITS), may be taxable to non-U.S. investors and may require such investors to file U.S. income tax returns.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Non-U.S. shareholders may also be subject to U.S. estate tax with respect to their shares of a Fund.

A Fund may be required to withhold U.S. federal income tax (currently, at a rate of 28%) (“backup withholding”) from all taxable distributions payable to (1) any shareholder who fails to furnish the applicable Company with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Company that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. The 28% backup withholding tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.

MUNICIPAL INCOME FUND, MUNICIPAL OPPORTUNITIES FUND, MUNICIPAL REAL RETURN FUND AND MUNICIPAL SHORT DURATION FUND

Each of Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund and Municipal Short Duration Fund will be permitted to distribute any tax-exempt interest earned by the Fund to its shareholders as tax-exempt “exempt-interest dividends,” provided that at least 50% of the value of the Fund’s assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. Each of these Funds intends to satisfy this 50% requirement in order to permit its distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders. Portions of the dividends paid each of these Funds may be includable in gross income for federal income tax purposes or, in the alternative, may be subject to federal alternative minimum taxes. Dividends paid by Municipal Real Return Fund will generally be subject to state and local income taxes. Dividends paid by Municipal Income Fund, Municipal Opportunities Fund and Municipal Short Duration Fund may also be subject to state and local income taxes.

Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund and Municipal Short Duration Fund is not deductible by the investor in proportion to the percentage of the applicable Fund’s distributions from investment income that is exempt from federal income tax. State laws may also restrict the deductibility of interest on indebtedness incurred or continued to purchase or carry shares of these Funds. Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares. In

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addition, any loss realized by a shareholder of each of these Funds upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. For Fund shares acquired after December 22, 2010, this loss disallowance does not apply provided that the exempt-interest dividend was a regular dividend and the applicable Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on at least a monthly basis.

If Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund or Municipal Short Duration Fund disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.

Certain deductions otherwise allowable to financial institutions and property and casualty insurance companies will be eliminated or reduced by reason of the receipt of certain exempt-interest dividends.

Shareholders who are “substantial users” (or persons related thereto) of facilities financed by governmental obligations should consult their advisers before investing in Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund or Municipal Short Duration Fund.

Tax-exempt income will be included in determining the taxability of social security payments and railroad retirement benefits. Tax-exempt income received by a tax-deferred retirement will generally be taxable when later distributed from that account.

TAXATION OF THE UNDERLYING FUNDS

With respect to the Funds of Funds, each Underlying Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an Underlying Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the Funds of Funds generally will not pay any federal income or excise tax.

The Funds of Funds will not be able to offset gains distributed by one Underlying Fund in which they invest against losses in another Underlying Fund in which they invest. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of the Funds of Funds. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Funds of Funds. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. As a result of these factors, the use of the fund of funds structure by the Funds of Funds could therefore affect the amount, timing and character of distributions to shareholders.

PRINCIPAL UNDERWRITER

HFD serves as the principal underwriter to each Fund. HFD is located at 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087. On or about April 24, 2017, HFD's principal address will be 690 Lee Road, Wayne, PA 19087.

CUSTODIAN

Portfolio securities of the Fund are held pursuant to a Custodian Agreement between the Company and State Street Bank and Trust Company, 500 Pennsylvania Avenue, Kansas City, Missouri 64105.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP served as the Companies’ Independent Registered Public Accounting Firm for the fiscal year ended October 31, 2016. Ernst & Young LLP is located at 5 Times Square, New York, New York 10036.

OTHER INFORMATION

The Hartford has granted the Companies the right to use the name “The Hartford” or “Hartford,” and has reserved the right to withdraw its consent to the use of such name by the Companies and the Funds at any time, or to grant the use of such name to any other company.

CODE OF ETHICS

Each Fund, HFMC and the sub-adviser have each adopted a code of ethics designed to protect the interests of each Fund’s shareholders. Under each code of ethics, investment personnel are permitted to trade securities for their own account, including securities that may be purchased or held by a Fund, subject to certain restrictions. Each code of ethics has been filed with the SEC and may be viewed by the public.

FINANCIAL STATEMENTS

The Companies’ audited financial statements for the fiscal year ended October 31, 2016, together with the notes thereto, and reports of Ernst & Young LLP, the Companies’ Independent Registered Public Accounting Firm, are incorporated by reference

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from each Company’s Annual Report for the fiscal year ended October 31, 2016 into this SAI (meaning such documents are legally a part of this SAI) and are on file with the SEC.

The Companies’ Annual Reports and Semi-Annual Reports are available without charge by calling the Funds at 1-888-843-7824 or by visiting the Funds’ website at www.hartfordfunds.com or on the SEC’s website at www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

The Boards believe that the voting of proxies with respect to securities held by each Fund is an important element of the overall investment process. Pursuant to the Fund’s Policy Related to Proxy Voting, as approved by the Funds’ Boards, HFMC has delegated to the sub-adviser the authority to vote all proxies relating to each sub-advised Fund’s portfolio securities. The sub-adviser’s exercise of this delegated proxy voting authority on behalf of each sub-advised Fund is subject to oversight by HFMC. The sub-adviser has a duty to vote or not vote such proxies in the best interests of the sub-advised Fund and its shareholders, and to avoid the influence of conflicts of interest. With respect to the Funds of Funds, the Funds’ policy provides that HFMC will vote any proxies of the Underlying Funds in accordance with the vote of the shareholders of the Underlying Funds. In addition, if a sub-adviser requests that the Investment Manager vote a proxy in any Fund because the sub-adviser believes it has a conflict of interest with respect to said proxy, the Investment Manager may vote such securities. The Investment Manager may choose to echo vote, vote in accordance with stated guidelines set forth by a proxy voting service or in accordance with its recommendations, abstain or hire a third-party fiduciary.

The policies and procedures used by the investment manager and the sub-adviser to determine how to vote certain proxies relating to portfolio securities are described below. In addition to a summary description of such policies and procedures, included below are descriptions of how such policies and procedures apply to various topics. However, the following are descriptions only and more complete information should be obtained by reviewing the sub-adviser’s policies and procedures, as well as the Funds’ voting records. For a complete copy of the sub-adviser’s proxy voting policies and procedures, as well as any separate guidelines it uses, please refer to www.hartfordfunds.com. Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC’s website at www.sec.gov.

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Hartford Funds Management Company, LLC

The Funds of Funds allocate their assets in a combination of other Hartford Funds. If an underlying Hartford Fund has a shareholder meeting, HFMC votes proxies in the same proportion as the vote of the underlying Hartford Fund’s other shareholders (sometimes called “mirror” or “echo” voting).

Wellington Management Company LLP

Global Proxy Policy and Procedures

Introduction

Wellington Management Company LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.

Statement of Policy

Wellington Management:

1.	Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2.	Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.

3.	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

Responsibility and Oversight

The Investment Research Group ("Investment Research") monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Corporate Governance Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters, as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Corporate Governance Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.

Procedures

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.

Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines and handled as follows:

•	Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by Investment Research and voted in accordance with the Guidelines.

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•	Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•	Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

Additional Information

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

November 1, 2016

Wellington Management Company LLP

Global Proxy Voting Guidelines

Introduction

Upon a client’s written request, Wellington Management Company LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and seeks to vote each proposal so that the long-term effect of the vote

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will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a shareholder proposal.

Voting Guidelines

Composition and Role of the Board of Directors

Elect Directors. Case-by-Case. Wellington Management believes that shareholders’ ability to elect directors annually is the most important right shareholders have. Wellington Management generally supports management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. Wellington Management may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

Declassify Board of Directors. For.

Adopt Director Tenure/Retirement Age (SP). Against.

Adopt Director & Officer Indemnification. For. Wellington Management generally supports director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

Allow Special Interest Representation to Board (SP). Against.

Require Board Independence. For. Wellington Management believes that, in the absence of a compelling counter-argument or prevailing market norms, at least two-thirds of a board should be composed of independent directors, with independence defined by the local market regulatory authority. Wellington Management’s support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

Require Key Board Committees to be Independent. For. Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, with respect to local market conventions.

Require a Separation of Chair and CEO or Require a Lead Director (SP). Case-by-Case. Wellington Management will generally support management proposals to separate the chair and CEO or establish a lead director.

Approve Directors’ Fees. Case-by-Case.

Approve Bonuses for Retiring Directors. For.

Approve Board Size. For.

Elect Supervisory Board/Corporate Assembly/Statutory Auditors. Case-by-Case. Companies in certain markets are governed by multitiered boards, with each tier having different powers and responsibilities. Wellington Management holds supervisory board members to similar standards described above under “Elect directors,” subject to prevailing local governance best practices.

Majority Vote on Election of Directors (SP). For. Wellington Management believes that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Wellington Management’s support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. Wellington Management believes that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

Generally Wellington Management will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, Wellington Management will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Adopt Proxy Access. For. Wellington Management generally supports proposals that allow significant and long-term shareholders the right to nominate director candidates on management’s proxy card. That being said, we may vote against a proxy access proposal if it is shareholder-sponsored and it requests that the company adopt proxy access without reasonable constraints or in a way that markedly differs from prevailing market norms.

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Contested Director Election. Case-by-Case

Compensation

Adopt/Amend Stock Option Plans. Case-by-Case.

While Wellington Management believes equity compensation helps align plan participants’ and shareholders’ interests, Wellington Management will vote against plans that it finds excessively dilutive or costly. Additionally, Wellington Management will generally vote against plans that allow the company to reprice options without shareholder approval. Wellington Management will also vote against plans that allow the company to add shares to the plan without shareholder approval, otherwise known as an “evergreen” provision.

Adopt/Amend Employee Stock Purchase Plans. Case-by-Case. Wellington Management generally supports employee stock purchase plans, as they may align employees’ interests with the interests of shareholders. That being said, Wellington Management typically votes against plans that do not offer shares to a broad group of employees (i.e., only executives are allowed to participate) or plans that offer shares at a significant discount.

Approve/Amend Bonus Plans. Case-by-Case.

In the US, bonus plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, Wellington Management generally votes “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. Wellington Management will vote against these proposals where the grant portion of the proposal fails its guidelines for the evaluation of stock option plans.

Approve Remuneration Policy. Case-by-Case.

Approve Compensation Packages for Named Executive Officers: Case-by-case.

Determine Whether the Compensation Vote Will Occur Every One, Two, or Three years: One Year

Exchange Underwater Options. Case-by-Case.

Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

Eliminate or Limit Severance Agreements (Golden Parachutes). Case-by-Case. Wellington Management will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

Approve Golden Parachute Arrangements in Connection With Certain Corporate Transactions: Case-by-Case

Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP). Case-by-Case. Wellington Management believes that severance arrangements require special scrutiny, and is generally supportive of proposals that call for shareholder ratification thereof. But, Wellington Management is also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose placing additional limitations on compensation where Wellington Management feels the board has already demonstrated reasonable respect for industry practice and overall levels of compensation have historically been sensible.

Adopt a Clawback Policy. Case-By-Case. Wellington Management believes that companies should have the ability to recoup incentive compensation from members of management who received awards based on fraudulent activities or an accounting misstatement. Consequently, Wellington Management may support shareholder proposals requesting that a company establish a clawback provision if the company’s existing policies do not cover these circumstances.

Reporting of Results

Approve Financial Statements. For.

Set Dividends and Allocate Profits. For.

Limit Non-Audit Services Provided by Auditors (SP). Case-by-Case. Wellington Management follows the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

Ratify Selection of Auditors and Set Their Fees. Case-by-Case. Wellington Management will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

Shareholder Approval of Auditors (SP). For.

Shareholder Voting Rights

Adopt Cumulative Voting (SP). Against.

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As an exception, Wellington Management may support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder) or at companies with two-tiered voting rights.

Shareholder Rights Plans. Case-by-Case.

Also known as Poison Pills, Wellington Management believes that these plans do not encourage strong corporate governance, since they can entrench management and restrict opportunities for takeovers. That being said, Wellington Management recognizes that limited poison pills can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Consequently, Wellington Management may support plans that include:

•	Shareholder approval requirement

•	Sunset provision

•	Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, Wellington Management is equally vigilant in its assessment of requests for authorization of blank check preferred shares (see below).

Authorize Blank Check Preferred Stock. Case-by-Case.

Wellington Management may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

Establish Right to Call a Special Meeting. For.

A reasonably high ownership threshold should be required to convene special meetings in order to ensure that they address broadly-supported shareholder interests.

Establish the right to act by written consent (SP). Case-by-Case. We will generally oppose written consent proposals when the company already offers the shareholders the right to call a special meeting.

Increase Supermajority Vote Requirement. Against.

Wellington Management likely will support shareholder and management proposals to remove existing supermajority vote requirements.

Adopt Anti-Greenmail Provision. For.

Adopt Confidential Voting (SP). Case-by-Case.

As an exception, Wellington Management requires such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

Increase Authorized Common Stock. Case-by-Case.

Wellington Management generally supports requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, Wellington Management may impose a lower threshold.

Approve Merger or Acquisition. Case-by-Case.

Approve Technical Amendments to Charter. Case-by-Case.

Opt Out of State Takeover Statutes. For.

Eliminate Multiclass Voting Structure (SP). For. Wellington Management believes that shareholders’ voting power should be reflected by their economic stake in a company.

Capital Structure

Authorize Share Repurchase. For.

Approve Stock Splits. Case-by-Case.

Wellington Management approves stock splits and reverse stock splits that preserve the level of authorized but unissued shares.

Approve Recapitalization/Restructuring. Case-by-Case.

Issue Stock with or without Preemptive Rights. Case-by-Case.

Issue Debt Instruments. Case-by-Case.

Environmental and Social Issues. Case-by-Case

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Environmental and social issues typically appear on ballots as shareholder-sponsored proposals. Wellington Management may support these proposals in situations where it believes that doing so will improve the prospects for long-term success of a company and investment returns. At a minimum, Wellington Management expects companies to comply with applicable laws and regulations with regards to environmental and social standards.

Miscellaneous

Approve Other Business. Against.

Approve Re-incorporation. Case-by-Case.

Approve Third-Party Transactions. Case-by-Case.

January 2016

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APPENDIX A

The credit rating information which follows describes how the credit rating services mentioned presently rate the described securities or loans. No reliance is made upon the credit rating firms as “experts” as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

In the case of “split-rated” securities or loans (i.e., securities or loans assigned non-equivalent credit quality ratings, such as Baa by Moody’s but BB by S&P or Ba by Moody’s and BB by S&P but B by Fitch), the sub-adviser will determine whether a particular security or loan is considered investment grade or below-investment grade for each of the Fund’s portfolios, except World Bond Fund, as follows: (a) if all three credit rating agencies have rated a security or loan the median credit rating is used for this determination and (b) if only two credit rating agencies have rated a security, the lower (e.g., most conservative) credit rating is used. With respect to the World Bond Fund, the sub-adviser will determine whether a particular security or loan is considered investment grade or below-investment grade as follows: (a) if all three credit rating agencies have rated a security or loan the highest credit rating is used for this determination and (b) if only two credit rating agencies have rated a security, the highest credit rating is used.

LONG-TERM CREDIT RATINGS

MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”)

Aaa –– Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa –– Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A –– Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa –– Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba –– Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B –– Obligations rated B are considered speculative and are subject to high credit risk.

Caa –– Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca –– Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C –– Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

STANDARD & POOR’S RATINGS SERVICES (“STANDARD & POOR’S”)

AAA –– An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA –– An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A –– An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB –– An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C –– Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB –– An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

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B –– An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC –– An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC –– An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default.

C –– An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D –– An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR –– This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

SHORT-TERM CREDIT RATINGS

MOODY’S

•   P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations

•   P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations

•   P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

•   NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR’S

A-1 –– A short-term obligation rated “A–1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 –– A short-term obligation rated “A–2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 –– A short-term obligation rated “A–3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B –– A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C –– A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D –– A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes

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that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR –– An issuer designated NR is not rated.

RATING OF MUNICIPAL OBLIGATIONS

STANDARD & POOR’S - MUNICIPAL NOTES.

A Standard & Poor’s municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations: (1) Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

MOODY’S.

SHORT-TERM OBLIGATIONS RATINGS

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1. This designation denotes superior quality.

Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade quality. Debt instruments in this category may lack sufficient margins of protection.

DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DUAL RATINGS

STANDARD & POOR’S

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').

INTERNATIONAL LONG-TERM CREDIT RATINGS

FITCH, INC.

The following ratings scale applies to foreign currency and local currency ratings.

INVESTMENT GRADE

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ’AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating for an issuer include:

•   a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

168

•   b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

•   c. Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD

Restricted default. ‘RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

•   a. the selective payment default on a specific class or currency of debt;

•   b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•   c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

•   d. execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term IDR category, or to Long-Term IDR categories below 'B'.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

FITCH, INC.

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

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High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

MFSAI17

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COMBINED STATEMENT OF ADDITIONAL INFORMATION

FOR HARTFORD FUNDS

This Combined Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the prospectuses of the series of The Hartford Mutual Funds II, Inc. (the “Company”), as described below and as may be amended, restated or supplemented from time to time. The Company is an open-end management investment company currently consisting of fourteen separate series. This SAI relates only to the series of the Company listed below (each a “Fund” and collectively, the “Funds”).

THE HARTFORD MUTUAL FUNDS II, INC.

	Class A	Class T	Class C	Class I	Class SDR	Class R3	Class R4	Class R5	Class Y	Class F
Hartford Schroders Emerging Markets Debt and Currency Fund	SARVX	HFWLX	HFWCX	SARNX	SARRX	—	—	—	HFWYX	HFWFX
Hartford Schroders Tax-Aware Bond Fund	STWVX	HFKLX	HFKCX	STWTX	HFKVX	—	—	—	HFKYX	HFKFX
Hartford Schroders Emerging Markets Equity Fund	SEMVX	HHHLX	HHHCX	SEMNX	SEMTX	HHHRX	HHHSX	HHHTX	HHHYX	HHHFX
Hartford Schroders Emerging Markets Multi-Sector Bond Fund	SMSVX	HFZLX	HFZCX	SMSNX	SMSRX	HFZRX	HFZSX	HFZTX	HFZYX	HFZFX
Hartford Schroders Income Builder Fund	SGMVX	HBBLX	HBBCX	SGMNX	SMGRX	HBBRX	HBBSX	HBBTX	HBBYX	HBBFX
Hartford Schroders Global Strategic Bond Fund	SGBVX	HSBLX	HSBCX	SGBNX	SGBJX	HSBRX	HSBSX	HSBTX	HSBYX	HSBFX
Hartford Schroders International Stock Fund	SCVEX	HSWLX	HSWCX	SCIEX	SCIJX	HSWRX	HSWSX	HSWTX	HSWYX	HSWFX
Hartford Schroders International Multi-Cap Value Fund	SIDVX	HFYLX	HFYCX	SIDNX	SIDRX	HFYRX	HFYSX	HFYTX	HFYYX	HFYFX
Hartford Schroders US Small Cap Opportunities Fund	SCUVX	HOOLX	HOOCX	SCUIX	SCURX	HOORX	HOOSX	HOOTX	HOOYX	HOOFX
Hartford Schroders US Small/Mid Cap Opportunities Fund	SMDVX	HFDLX	HFDCX	SMDIX	SMDRX	HFDRX	HFDSX	HFDTX	HFDYX	HFDFX

The Funds’ prospectuses are incorporated by reference into this SAI. This SAI is incorporated by reference in its entirety into the prospectus. The Funds’ audited financial statements as of October 31, 2016 are incorporated into this SAI by reference to the Funds’ Annual Report to Shareholders. A free copy of each Fund’s Annual/Semi-Annual Report (when available) and prospectus is available on the Funds’ website at www.hartfordfunds.com, upon request by writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 or by calling 1-888-843-7824.

Date of Prospectuses: March 1, 2017, as may be amended, restated or supplemented from time to time

Date of Statement of Additional Information: March 1, 2017

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GENERAL INFORMATION

This SAI relates to all of the Funds listed on the front cover page. The Hartford Mutual Funds II, Inc. (the “Company”) was organized as a Maryland corporation on March 23, 2001. Each of the Funds are the successors in interest to certain funds that were included as series of another investment company and that were advised by the Funds’ sub-adviser (the “Predecessor Funds”). International Stock Fund and US Small Cap Opportunities Fund were previously organized as series of Schroder Capital Funds (Delaware), a Delaware Statutory Trust, and Emerging Markets Debt and Currency Fund, Tax-Aware Bond Fund, Emerging Markets Equity Fund, Emerging Markets Multi-Sector Bond Fund, Income Builder Fund, Global Strategic Bond Fund, International Multi-Cap Value Fund and US Small/Mid Cap Opportunities Fund were previously organized as series of Schroder Series Trust, a Massachusetts business trust. At a joint special meeting of shareholders held on October 11, 2016 and adjourned to October 13, 2016, the shareholders of each Predecessor Fund approved the reorganization of each Predecessor Fund with and into a corresponding “shell” series of the Company, and effective immediately before the opening of business on October 24, 2016, the assets and liabilities of each of the Predecessor Funds were transferred to the Company in exchange for shares of each of the corresponding shell series. The shell series of the Company succeeded to the accounting and performance histories of the Predecessor Funds. Any such historical information prior to October 24, 2016 provided in this SAI for a series of the Company, therefore, is that of the corresponding Predecessor Fund.

The Company issues separate series of shares of stock for each Fund representing a fractional undivided interest in that Fund. Each Fund (except for Emerging Markets Debt and Currency Fund and Tax-Aware Bond Fund) offers the following share classes: Class A, Class T, Class C, Class I, Class SDR, Class R3, Class R4, Class R5, Class Y and Class F. Emerging Markets Debt and Currency Fund and Tax-Aware Bond Fund offer Class A, Class T, Class C, Class I, Class Y, Class F and Class SDR shares.

Each Fund is offered through a prospectus relating to one or more Funds and their classes. This SAI relates to Class A, T, C, I, SDR, R3, R4, R5, Y and F shares. Class T shares are currently not available for purchase unless otherwise stated in a Fund’s summary prospectus.

Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”) is the investment manager to each Fund. Hartford Funds Distributors, LLC (“HFD”) is the principal underwriter to each Fund. HFMC and HFD are indirect subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company. The Hartford may be deemed to control each of HFMC and HFD through the indirect ownership of such entities. In addition, Schroder Investment Management North America Inc. (“SIMNA”) is a sub-adviser to each Fund and Schroder Investment Management North America, Ltd. (“SIMNA Ltd.”) is a secondary sub-adviser to the Emerging Markets Debt and Currency Fund, Emerging Markets Equity Fund, Income Builder Fund, Global Strategic Bond Fund, International Stock Fund and International Multi-Cap Value Fund. SIMNA and SIMNA Ltd. (together, the “sub-advisers”) perform the daily investment of the assets for the Funds.

The date each Predecessor Fund commenced operations is indicated below:

Fund	Predecessor Fund	Inception
Hartford Schroders Emerging Markets Debt and Currency Fund	Schroder Absolute Return EMD and Currency Fund	December 15, 2011
Hartford Schroders Tax-Aware Bond Fund	Schroder Broad Tax-Aware Value Bond Fund	October 3, 2011
Hartford Schroders Emerging Markets Equity Fund	Schroder Emerging Market Equity Fund	March 31, 2006
Hartford Schroders Emerging Markets Multi-Sector Bond Fund	Schroder Emerging Markets Multi-Sector Bond Fund	June 25, 2013
Hartford Schroders Income Builder Fund	Schroder Global Multi-Asset Income Fund	June 23, 2014
Hartford Schroders Global Strategic Bond Fund	Schroder Global Strategic Bond Fund	June 23, 2014
Hartford Schroders International Stock Fund	Schroder International Alpha Fund	December 19, 1985
Hartford Schroders International Multi-Cap Value Fund	Schroder International Multi-Cap Value Fund	August 30, 2006
Hartford Schroders US Small Cap Opportunities Fund	Schroder U.S. Opportunities Fund	August 6, 1993
Hartford Schroders US Small/Mid Cap Opportunities Fund	Schroder U.S. Small and Mid Cap Opportunities Fund	March 31, 2006

HFMC also serves as the investment manager to series of The Hartford Mutual Funds II, Inc., which are not included in this SAI and the series of The Hartford Mutual Funds, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., Hartford Funds Exchange-Traded Trust, Hartford Funds Master Fund and Hartford Funds NextShares Trust. The series of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. are primarily used as investment options for variable annuity contracts and variable life insurance contracts issued by Hartford Life Insurance Company (“HLIC”) and its affiliates, for other insurance companies, and for certain retirement plans.

Investments in the Funds are not:

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•	Deposits or obligations of any bank;

•	Guaranteed or endorsed by any bank; or

•	Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

The prospectuses and SAI do not purport to create any contractual obligations between the Company or any Fund and its shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with the investment manager or other parties who provide services to the Funds.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and principal investment strategies of each Fund are described in each Fund’s prospectus. Additional information concerning certain of the Funds’ investments, strategies and risks is set forth below.

A.	FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

Each Fund has adopted the fundamental investment restrictions set forth below. Fundamental investment restrictions may not be changed with respect to a Fund without the approval of a majority of the Fund’s outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act and as used in the prospectuses and this SAI, a “majority of the outstanding voting securities” means the lesser of (1) the holders of 67% or more of the outstanding shares of a Fund (or a class of the outstanding shares of a Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund (or of the class).

Unless otherwise provided below, all references below to the assets of each Fund are in terms of current market value.

Each Fund:

1. will not borrow money or issue any class of senior securities, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

2. will not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and the rules and regulations thereunder as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction;

3. will not make loans, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

4. will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws;

5. will not purchase or sell real estate, except to the extent permitted under the 1940 Act and the rules and regulations thereunder, as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction; and

6. will not invest in physical commodities or contracts relating to physical commodities, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time and as set forth in the Fund’s prospectus and SAI.

B.	NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

The following restrictions are non-fundamental restrictions and may be changed by the Board of Directors of the Company (the “Board”) without shareholder approval.

Each Fund may not:

1. Pledge its assets other than to secure permitted borrowings or to secure investments permitted by the Fund’s investment policies as set forth in its prospectus and this SAI, as they may be amended from time to time, and applicable law.

2. Purchase securities on margin except to the extent permitted by applicable law.

3. Purchase securities while outstanding borrowings exceed 5% of a Fund’s total assets, except where the borrowing is for temporary or emergency purposes. Reverse repurchase agreements, dollar rolls, securities lending, borrowing securities in connection with short sales (where permitted in a Fund’s prospectus and SAI), and other investments or transactions described in the Fund’s prospectus and this SAI, as they may be amended from time to time, are not deemed to be borrowings for purposes of this restriction.

4. Make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s prospectus and SAI, as amended from time to time, and applicable law.

5. Invest more than 15% of the Fund’s net assets in illiquid securities.

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C.	NON-FUNDAMENTAL TAX RESTRICTIONS OF THE FUNDS

Each Fund must:

1. Maintain its assets so that, at the close of each quarter of its taxable year,

(a)       at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (including bank loans), limited in respect of any one issuer to no more than 5 percent of the fair market value of the Fund’s total assets and 10 percent of the outstanding voting securities of such issuer, and

(b)       no more than 25 percent of the fair market value of its total assets is invested in the securities (including bank loans) of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses, or of one or more qualified publicly traded partnerships.

These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the Board without shareholder approval to the extent appropriate in light of changes to applicable tax law requirements.

D.	CLASSIFICATION

Each Fund, except Emerging Markets Debt and Currency Fund, Emerging Markets Multi-Sector Bond Fund and Global Strategic Bond Fund, has elected to be classified as a diversified series of an open-end management investment company. As a diversified fund, at least 75% of the value of each such Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer (i) to an amount not greater in value than 5% of the value of the total assets of such Fund and (ii) to not more than 10% of the outstanding voting securities of such issuer.

Emerging Markets Debt and Currency Fund, Emerging Markets Multi-Sector Bond Fund and Global Strategic Bond Fund each has elected to be classified as a non-diversified series of an open-end management investment company, which means that these Funds are not required to comply with the diversification rules of the 1940 Act set forth in the prior paragraph, although each such Fund must meet the tax-related diversification requirements set forth in Section C above.

A Fund may not change its classification status from diversified to non-diversified without the prior approval of shareholders but may change its classification status from non-diversified to diversified without such approval.

E.	ADDITIONAL INFORMATION REGARDING INVESTMENT RESTRICTIONS

The information below is not considered to be part of a Fund’s fundamental policy and is provided for informational purposes only.

Except with respect to the asset coverage requirements included in the limitation on borrowing set forth in Section A.1 above, if the percentage restrictions on investments described in this SAI and any Prospectus are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in the values of securities or loans, a change in a Fund’s net assets or a change in security characteristics is not a violation of any of such restrictions.

With respect to investment restriction 2, the 1940 Act does not define what constitutes “concentration” in an industry. However, the U.S. Securities and Exchange Commission (“SEC”) has taken the position that an investment in excess of 25% of a Fund’s total assets in one or more issuers conducting their principal business activities in the same industry generally constitutes concentration. The Funds do not apply this restriction to municipal securities, repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or other investment companies.

With respect to investment restriction 5, the 1940 Act does not directly restrict a Fund’s ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. A Fund may acquire real estate as a result of ownership of securities or other instruments and a Fund may invest in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. A Fund is limited in the amount of illiquid assets it may purchase, and to the extent that investments in real estate are considered illiquid, the current position of the SEC generally limits a Fund’s purchases of illiquid securities to 15% of its net assets.

With respect to investment restriction 6, although the 1940 Act does not directly limit a Fund’s ability to invest in physical commodities or contracts relating to physical commodities, a Fund’s investments in physical commodities or contracts relating to physical commodities may be limited by a Fund’s intention to qualify as a registered investment company, as at least 90% of its gross income must come from certain qualifying sources of income, and income from physical commodities or contracts relating to physical commodities does not constitute qualifying income for this purpose.  In addition, to the extent that any physical commodity or contracts relating to a physical commodity is considered to be an illiquid investment, the current SEC staff position would generally limit a Fund’s purchases of illiquid securities to 15% of net assets of the Fund. Other restrictions that could also limit a Fund’s investment in physical commodities or contracts relating to physical commodities include where that investment implicates a Fund’s diversification, concentration, or securities-related issuer policies, and where the Fund would need to take certain steps as set forth in its policies to avoid being considered to issue any class of senior securities.

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F.	CERTAIN INVESTMENT STRATEGIES, RISKS AND CONSIDERATIONS

The investment objective and principal investment strategies for each Fund are discussed in each Fund’s prospectus. Set forth below are further descriptions of certain types of investments and investment strategies used by one or more of the Funds. Please see each Fund’s prospectus and the “Investment Objectives and Policies” section of this SAI for further information on each Fund’s investment policies and risks.

Certain descriptions in each Fund’s prospectus and this SAI of a particular investment practice or technique in which the Funds may engage or a financial instrument that the Funds may purchase are meant to describe the spectrum of investments that a Fund’s sub-adviser, in its discretion, might, but is not required to, use in managing the Fund’s portfolio assets in accordance with the Fund’s investment objective, policies and restrictions. The sub-adviser, in its discretion, may employ any such practice, technique or instrument for one or more of the Funds, but not for all of the Funds, for which it serves as sub-adviser. It is possible that certain types of financial instruments or techniques may not be available, permissible or effective for their intended purposes in all markets.

Global Strategic Bond Fund has currently elected to register with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool. Each Fund, other than Global Strategic Bond Fund, has currently elected not to register with the CFTC as a commodity pool. As a result, each such Fund will not purchase commodity futures, commodity options contracts, or swaps if, immediately after and as a result of such purchase, (i) the Fund’s aggregate initial margin and premiums posted for its non-bona fide hedging trading in these instruments exceeds 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and losses and excluding the in the-money amount of an option at the time of purchase) or (ii) the aggregate net notional value of the Fund’s positions in such instruments not used solely for bona fide hedging purposes exceeds 100 percent of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and losses).

Each Fund, including Global Strategic Bond Fund, may choose to change its election at any time. If a Fund operates subject to CFTC regulation, it may incur additional expenses.

The Board may convert any Fund to a master-feeder structure without shareholder approval and with advance notice to the Fund’s shareholders. Under a master-feeder structure, the Fund (i.e., feeder fund) would seek to achieve its investment objective by, instead of investing in portfolio securities directly, investing all or a portion of its investable assets in another open-end investment management company (i.e., master fund) with substantially the same investment objective, restrictions and policies.

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INVESTMENT RISKS

The tables and discussion set forth below provide descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see each Fund’s Prospectus and the “Investment Objectives and Policies” section of this SAI for further information on each Fund’s investment policies and risks. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified in the tables below as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s SAI and should not be relied on by investors in that Covered Fund. Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of the Covered Fund’s SAI. The following discussion provides additional information concerning the Funds’ principal investment strategies and the principal risks of the Funds described in the Prospectuses and information about the Funds’ non-principal investment strategies and non-principal risks. Because the following is a combined description of investment strategies, investments, and risks for the Funds, certain strategies, investments or risks described below may not apply to your Fund. However, unless a strategy or investment described below is specifically prohibited by a Fund’s investment restrictions as set forth in the Prospectuses or under “Fundamental Investment Restrictions of the Funds” in this SAI, a Fund may engage in any of the strategies or make any of the investments described below (either as a principal or a non-principal strategy or investment). Subject to the foregoing, the Funds may engage in any of the investment strategies or purchase any of the investments described below directly, through its investment in one or more other investment companies, or through hybrid instruments, structured investments, or other derivatives, described below. For purposes of this section only, the term “Funds” is defined as each of the Funds listed on the front cover page.

	Emerging Markets Debt and Currency	Tax-Aware Bond	Emerging Markets Equity	Emerging Markets Multi- Sector Bond	Income Builder	Global Strategic Bond	International Stock	International Multi-Cap Value	US Small Cap Opportunities	US Small/Mid Cap Opportunities
Active Trading Risk	X	X	X	X	X	X	X	X	X	X
Asset-Backed Securities	X	X	X	X	X	X	X	X	X	X
Collateralized Debt Obligations(CDOs)	X	X	X	X	X	X	X	X	X	X
Asset Segregation	X	X	X	X	X	X	X	X	X	X
Borrowing	X	X	X	X	X	X	X	X	X	X
Commodities Regulatory Risk	X	X	X	X	X	X	X	X	X	X
Commodities Related Investments Risk	X
Convertible Securities	X		X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X	X	X	X	X
Cybersecurity Risk	X	X	X	X	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X	X	X	X	X	X
Derivative Instruments	X	X	X	X	X	X	X	X	X	X
Options Contracts	X	X	X	X	X	X	X	X	X	X
Equity Linked Notes			X
Futures Contracts and Options on Futures Contracts	X	X	X	X	X	X	X	X	X	X
Swap Agreements and Swaptions	X	X	X	X	X	X	X	X	X	X
Inflation-Linked Instruments	X
Foreign Currency Transactions	X	X	X	X	X	X	X	X	X	X
Risk Factors in Derivative Instruments	X	X	X	X	X	X	X	X	X	X
Dollar Rolls	X	X	X	X	X	X	X	X	X	X
Equity Risk			X		X		X	X	X	X
Exchange-Traded Funds (ETFs)	X	X	X	X	X	X	X	X	X	X
Exchange-Traded Notes (ETNs)	X	X	X	X	X	X	X	X	X	X
Event Risk	X	X	X	X	X	X	X	X	X	X
Recent Fixed Income Market Events	X	X	X	X	X	X	X	X	X	X
Fixed Income Securities	X	X	X	X	X	X	X	X	X	X
Foreign Investments	X	X	X	X	X	X	X	X	X	X
Government Intervention in Financial Markets	X	X	X	X	X	X	X	X	X	X
Healthcare-Related Securities Risk	X	X	X	X	X	X	X	X	X	X
High Yield Investments	X	X	X	X	X	X	X	X	X	X

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	Emerging Markets Debt and Currency	Tax-Aware Bond	Emerging Markets Equity	Emerging Markets Multi- Sector Bond	Income Builder	Global Strategic Bond	International Stock	International Multi-Cap Value	US Small Cap Opportunities	US Small/Mid Cap Opportunities
Distressed Securities	X	X			X	X	X
Illiquid Investments	X	X	X	X	X	X	X	X	X	X
Inflation Protected Debt Securities	X	X	X	X	X	X	X	X	X	X
Initial Public Offerings	X	X	X	X	X	X	X	X	X	X
Interest Rate Risk	X	X		X	X	X			X	X
Interfund Lending	X	X	X	X	X	X	X	X	X	X
Investment Grade Securities	X	X	X	X	X	X	X	X	X	X
Investment Strategy Risk	X	X	X	X	X	X	X	X	X	X
Investments in Emerging Market Securities	X		X	X	X	X	X	X
Large Shareholder Transaction Risk	X	X	X	X	X	X	X	X	X	X
Lending Portfolio Securities	X	X	X	X	X	X	X	X	X	X
Liquidation of Funds	X	X	X	X	X	X	X	X	X	X
Loans and Loan Participations				X	X	X
LIBOR Risk				X	X	X
Floating Rate Loans				X	X	X
Loan Participations				X	X	X
Senior Loans				X	X	X
Unsecured Loans Risk				X	X	X
Market Risk	X	X	X	X	X	X	X	X	X	X
Master Limited Partnership (MLP) Risk					X		X	X	X	X
Mid Cap Securities Risk			X		X		X	X	X	X
Money Market Instruments and Temporary Investment Strategies	X	X	X	X	X	X	X	X	X	X
Mortgage-Related Securities	X	X	X	X	X	X	X	X	X	X
Municipal Securities		X				X
Non-Diversification Risk	X			X		X
Operational Risks	X	X	X	X	X	X	X	X	X	X
Other Capital Securities	X	X	X	X	X	X	X	X	X	X
Other Investment Companies	X	X	X	X	X	X	X	X	X	X
Preferred Stock Risk	X	X	X	X	X	X	X	X	X	X
Quantitative Investing Risk								X
Real Estate Related Securities Risks	X	X	X	X	X	X	X	X	X	X
Repurchase and Reverse Repurchase Agreements	X	X	X	X	X	X	X	X	X	X
Restricted Securities	X	X	X	X	X	X	X	X	X	X
Securities Trusts	X	X	X	X	X	X	X	X	X	X
Short Sales Risk						X
Small Capitalization Securities			X		X		X	X	X	X
Sovereign Debt	X	X	X	X	X	X	X	X	X	X
Structured Securities	X	X	X	X	X	X	X	X	X	X
Taxable Income Risk	X	X	X	X	X	X	X	X	X	X
To Be Announced (TBA) Transactions Risk	X	X	X	X	X	X	X	X	X	X
Short Sales of TBA Investments Risk						X
Use as Underlying Fund Risk	X	X	X	X	X	X	X	X	X	X
U.S. Government Securities Risk	X	X	X	X	X	X	X	X	X	X
Treasury Inflation-Protection Securities	X	X	X	X	X	X	X	X	X	X
Value Investing Style Risk								X
Volatility Risk	X	X	X	X	X	X	X	X	X	X
Warrants and Rights Risk	X	X	X	X	X	X	X	X	X	X
Zero Coupon Securities	X	X	X	X	X	X	X	X	X	X

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ACTIVE TRADING RISK. Active trading could increase a Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.

ASSET-BACKED SECURITIES. Asset-backed securities are securities backed by a pool of some underlying asset, including but not limited to home equity loans, installment sale contracts, credit card receivables or other assets. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments — net of expenses — made by the borrower on the underlying assets (such as credit card receivables) are passed through to a Fund. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by a Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

Asset-backed securities do not always have the benefit of a security interest in the underlying asset. For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off amounts owed. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If the Funds purchase asset-backed securities that are “subordinated” to other interests in the same asset-backed pool, a Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Tax-exempt structured securities, such as tobacco bonds, are not considered asset-backed securities for purposes of each Fund’s investments.

Collateralized Debt Obligations (CDOs). A Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is typically backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CDO depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE trust), especially during a period of market volatility. CDOs may be deemed to be illiquid securities and subject to a Fund’s restrictions on investments in illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. The Fund’s investment in CDOs will not receive the same investor protection as an investment in registered securities. In addition, prices of CDO tranches can decline considerably. In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) a Fund may invest in tranches of a CDO that are subordinate to other classes; and

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(iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results.

ASSET Segregation. To the extent required by the SEC guidelines, if a Fund engages in transactions that expose it to an obligation to another party, the Fund will either (i) hold an offsetting position for the same type of financial asset or (ii) maintain cash or liquid securities, designated on the Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered pursuant to clause (i). Assets used as offsetting positions, designated on the Fund’s books or held in a segregated account cannot be sold while the position(s) requiring cover is/are open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the Fund’s ability to meet shareholder redemption requests or other current obligations. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.

In order to reduce the risk associated with leveraging, a Fund may “set aside” liquid assets (as described in “Asset Segregation” above), or otherwise “cover” its position in bond forwards in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.

BORROWING. Each Fund may borrow money to the extent set forth under “Investment Objectives and Policies.” The Funds do not intend to borrow for leverage purposes, except as may be set forth under “Investment Objectives and Policies.” Interest paid on borrowings will decrease the net earnings of a Fund and will not be available for investment.

Commodities Regulatory Risk. Commodity-related companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. The CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily limits and the suspension of trading. Any of these actions, if taken, could adversely affect the returns of a Fund by limiting or precluding investment decisions the Fund might otherwise make. In addition, various national governments have expressed concern regarding the derivatives markets and the need to regulate such markets. Stricter laws, regulations or enforcement policies, with respect to the derivatives market, could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of commodity-related companies. The effect of any future regulatory change on a Fund is impossible to predict, but could be substantial and adverse to the Fund. Also, future regulatory developments may impact a Fund’s ability to invest in commodity-linked derivatives.

COMMODITIES RELATED INVESTMENTS RISK. Investment in commodity related securities or commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities.  The commodities markets have experienced periods of extreme volatility. Volatility in the commodities markets may result in rapid and substantial changes (positive or negative) in the value of the Fund’s holdings. The value of commodity related securities and commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, lack of liquidity, and events or circumstances that affect a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments, as well as participation in the commodities markets of speculators as well as commodity index volatility generally.  The value of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies and are subject to temporary distortions and other disruptions due to, among other factors, the participation of speculators.  The commodity-linked securities in which a Fund invests may be issued by companies in the financial services sector, and thus events affecting the financial services sector may also cause the Fund’s share value to fluctuate. The frequency and magnitude of changes in the commodities markets cannot be predicted. U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices which may occur in a single business day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle to a greater extent than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

CONVERTIBLE SECURITIES. The market value of a convertible security typically performs like that of a regular debt security; this means that if market interest rates rise, the value of a convertible security usually falls. Convertible securities are also subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes

10

in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk that apply to the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable).

Contingent Convertibles. Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

•	Loss absorption risk. CoCos have no stated maturity and have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

•	Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Funds, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

•	Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Synthetic Convertibles. Synthetic convertible securities involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible component is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

COUNTERPARTY Risk. With respect to certain transactions, such as over-the-counter derivatives contracts or repurchase agreements, a Fund will be exposed to the risk that the counterparty to the transaction may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. In the event of a bankruptcy or insolvency of a counterparty, a Fund could experience delays in liquidating its positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, the inability to realize any gains on its investment during such period and any fees and expenses incurred in enforcing its rights. The Fund also bears the risk of loss of the amount expected to be received under a derivative transaction in the event of the default or bankruptcy of a counterparty.

CREDIT RISK. Credit risk is the risk that the issuer of a security will not be able to make timely principal and interest payments. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities issued by the U.S. Treasury historically have presented minimal credit risk. However, in recent years the long-term U.S. credit rating was downgraded by at least one major rating agency as a result of disagreements with the U.S. Government over raising the debt ceiling to repay outstanding obligations and this event has introduced greater uncertainty about the future ability of the U.S. to repay its obligations due to political or other developments. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of a Fund’s investments.

Cybersecurity Risk. Cybersecurity breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. Intentional cybersecurity incidents include: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information.

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A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on the Funds. For example, in a denial of service, Fund shareholders could lose access to their electronic accounts indefinitely, and employees of the investment manager, the sub-adviser, or the Funds’ other service providers may not be able to access electronic systems to perform critical duties for the Funds, such as trading, NAV calculation, shareholder accounting, or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause the Funds, the investment manager, the sub-adviser, or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, or financial loss. They may also result in violations of applicable privacy and other laws. In addition, such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.

The investment manager, the sub-adviser, and their affiliates have established risk management systems that seek to reduce cybersecurity risks, and business continuity plans in the event of a cybersecurity breach. However, there are inherent limitations in such plans, including that certain risks have not been identified, and there is no guarantee that such efforts will succeed, especially since none of the investment manager, the sub-adviser, or their affiliates controls the cybersecurity systems of the Funds’ third-party service providers (including the Funds’ custodian), or those of the issuers of securities in which the Funds invest.

DEPOSITARY RECEIPTS (ADRs, EDRs and GDRs). Certain Funds may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs are receipts typically issued by a U.S. bank or trust company that evidence underlying securities issued by a foreign corporation. ADRs are traded on U.S. securities exchanges, or in over-the-counter markets, and are denominated in U.S. dollars. EDRs and GDRs are similar instruments that are issued in Europe (EDRs) or globally (GDRs), traded on foreign securities exchanges and denominated in foreign currencies. The value of a depositary receipt will fluctuate with the value of the underlying security, reflect changes in exchange rates and otherwise involve the same risks associated with the foreign securities that they evidence or into which they may be converted. A Fund may also invest in depositary receipts that are not sponsored by a financial institution (“Unsponsored Depositary Receipts”). Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of Unsponsored Depositary Receipts are not obligated to disclose information that would be considered material in the United States. Therefore, there may be less information available regarding their issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Certain Funds may also invest in Global Depositary Notes (“GDN”), a form of depositary receipt. A GDN is a debt instrument created by a bank that evidences ownership of a local currency-denominated debt security. An investment in GDNs involves further risks due to certain features of GDNs. GDNs emulate the terms (interest rate, maturity date, credit quality, etc.) of particular local currency-denominated bonds; however, they trade, settle, and pay interest and principal in U.S. dollars, and are Depository Trust Company/Euroclear/Clearstream eligible. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary. Certain investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert bonds into GDNs and vice versa. Such restrictions may cause bonds of the underlying issuer to trade at a discount or premium to the market price of the GDN. See also “Foreign Investments” below.

DERIVATIVE INSTRUMENTS

Certain Funds may use instruments called derivatives or derivative securities. A derivative is a financial instrument the value of which is derived from the value of one or more underlying securities, commodities, currencies, indices, debt instruments, other derivatives or any other agreed upon pricing index or arrangement (e.g., the movement over time of the Consumer Price Index or freight rates) (each an “Underlying Instrument”). Derivatives contracts are either physically settled, which means the parties trade the Underlying Instrument itself, or cash settled, which means the parties simply make cash payments based on the value of the Underlying Instrument (and do not actually deliver or receive the Underlying Instrument). Derivatives may allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

Many derivative contracts are traded on securities or commodities exchanges, the contract terms are generally standard, and the parties make payments due under the contracts through the exchange. Most exchanges require the parties to post margin against their obligations under the contracts, and the performance of the parties’ obligations under such contracts is usually guaranteed by the exchange or a related clearing corporation. Other derivative contracts are traded over-the-counter (“OTC”) in transactions negotiated directly between the counterparties. OTC derivative contracts do not have standard terms, so they are generally less liquid and more difficult to value than exchange-traded contracts. OTC derivatives also expose a Fund to additional credit risks to the extent a counterparty defaults on a contract. See “Additional Risk Factors and Considerations of OTC Transactions” below.

Depending on how a Fund uses derivatives and the relationships between the market values of the derivative and the Underlying Instrument, derivatives could increase or decrease a Fund’s exposure to the risks of the Underlying Instrument. Derivative contracts may also expose the Fund to additional liquidity and leverage risks. See “Risk Factors in Derivative Instruments” below.

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Certain Funds may use derivatives for cash flow management or, as part of their overall investment strategies, to seek to replicate the performance of a particular index or to enhance returns. The use of derivatives to enhance returns is considered speculative because the Fund is primarily seeking to achieve gains rather than to offset, or hedge, the risks of other positions. When a Fund invests in a derivative for speculative purposes, the Fund is fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative itself. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging Risk. Each Fund may use derivative instruments to offset the risks, or to “hedge” the risks, associated with other Fund holdings. For example, derivatives may be used to hedge against movements in interest rates, currency exchange rates and the equity markets through the use of options, futures transactions and options on futures. Derivatives may also be used to hedge against duration risk in fixed-income investments. Losses on one Fund investment may be substantially reduced by gains on a derivative that reacts to the same market movements in an opposite manner. However, while hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative offsets the advantage of the hedge.

Among other risks, hedging involves correlation risk, which is the risk that changes in the value of the derivative will not match (i.e., will not offset) changes in the value of the holdings being hedged as expected by a Fund. In such a case, any losses on the Fund holdings being hedged may not be reduced or may even be increased as a result of the use of the derivative. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability effectively to hedge its portfolio.

There can be no assurance that the use of hedging transactions will be effective. No Fund is required to engage in hedging transactions, and each Fund may choose not to do so. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

The Funds might not employ any of the derivatives strategies described below, and there can be no assurance that any strategy used will succeed. A Fund’s success in employing derivatives strategies may depend on the sub-adviser’s correctly forecasting interest rates, market values or other economic factors, and there can be no assurance that the sub-adviser’s forecasts will be accurate. If the sub-adviser’s forecasts are not accurate, the Fund may end up in a worse position than if derivatives strategies had not been employed at all. A Fund’s ability to use certain derivative transactions may be limited by tax considerations and certain other legal considerations. Further, suitable derivative transactions might not be available at all times or in all circumstances. Described below are certain derivative instruments and trading strategies the Funds may use (either separately or in combination) in seeking to achieve their overall investment objectives.

Options Contracts

An options contract, or an “option,” is a type of derivative. An option is an agreement between two parties in which one gives the other the right, but not the obligation, to buy or sell an Underlying Instrument at a set price (the “exercise price” or “strike price”) for a specified period of time. The buyer of an option pays a premium for the opportunity to decide whether to carry out the transaction (exercise the option) when it is beneficial. The option seller (writer) receives the initial premium and is obligated to carry out the transaction if and when the buyer exercises the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Underlying Instruments. Options that are written on futures contracts, or futures options (discussed below), are subject to margin requirements similar to those applied to futures contracts. A Fund may engage in options transactions on any security or instrument in which it may invest, on any securities index based on securities in which it may invest or on any aggregates of equity and debt securities consisting of securities in which it may invest (aggregates are composites of equity or debt securities that are not tied to a commonly known index). Certain Funds may also enter into options on foreign currencies. As with futures and swaps (discussed below), the success of any strategy involving options depends on the sub-adviser’s analysis of many economic and mathematical factors, and a Fund’s return may be higher if it does not invest in such instruments at all. A Fund may only write “covered” options. The sections below describe certain types of options and related techniques that the Funds may use.

Call Options. A call option gives the holder the right to purchase the Underlying Instrument at the exercise price for a fixed period of time. A Fund would typically purchase a call option in anticipation of an increase in value of the Underlying Instrument because owning the option allows the Fund to participate in price increases on a more limited risk basis than if the Fund had initially directly purchased the Underlying Instrument. If, during the option period, the market value of the Underlying Instrument exceeds the exercise price, plus the option premium paid by the Fund and any transaction costs the Fund incurs in purchasing the option, the Fund realizes a gain upon exercise of the option. Otherwise, the Fund realizes either no gain or a loss on its purchase of the option.

Certain Funds are also permitted to write (i.e., sell) “covered” call options, which obligate a Fund, in return for the option premium, to sell the Underlying Instrument to the option holder for the exercise price if the option is exercised at any time before or on its expiration date. In order for a call option to be covered, the Fund must have at least one of the following in place with respect to the option and for so long as the option is outstanding: (i) the Fund owns the Underlying Instrument subject to the option (or, in

13

the case of an option on an index, owns securities whose price changes are expected to be similar to those of the underlying index), (ii) the Fund has an absolute and immediate right to acquire the Underlying Instrument without additional cash consideration (or for additional cash consideration so long as the Fund segregates such additional cash amount) upon conversion or exchange of other securities in its portfolio, (iii) the Fund enters into an offsetting forward contract and/or purchases an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position, or (iv) the Fund segregates assets with an aggregate value equal to the exercise price of the option.

A Fund would typically write a call option to generate income from the option premium and/or in anticipation of a decrease, or only a limited increase (i.e., an increase that is less than the option premium received by the Fund in writing the option), in the market value of the Underlying Instrument. In writing a call option, however, the Fund would not profit if the market value of the Underlying Instrument increases to an amount that exceeds the sum of the exercise price plus the premium received by the Fund. Also, the Fund cannot sell the Underlying Instrument while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund’s position as option writer by means of an offsetting purchase of an identical option prior to the expiration or exercise of the option it has written.

Put Options. A put option gives the holder the right to sell the Underlying Instrument at the exercise price for a fixed period of time. A Fund would typically purchase a put option in anticipation of a decline in market values of securities. This limits the Fund’s potential for loss in the event that the market value of the Underlying Instrument falls below the exercise price.

Each Fund is also permitted to write covered put options on the securities or instruments in which it may invest. In order for a put option to be covered, the Fund must have at least one of the following in place with respect to the option and for so long as the option is outstanding: (i) the Fund enters into an offsetting forward contract and/or purchases an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position or (ii) the Fund segregates assets or cash with an aggregate value equal to the exercise price of the option.

A Fund would typically write a put option on an Underlying Instrument to generate income from premiums and in anticipation of an increase or only a limited decrease in the value of the Underlying Instrument. However, as writer of the put and in return for the option premium, the Fund takes the risk that it may be required to purchase the Underlying Instrument at a price in excess of its market value at the time of purchase. Because the purchaser may exercise its right under the option contract at any time during the option period, the Fund has no control over when it may be required to purchase the Underlying Instrument unless it enters into a closing purchase transaction.

Collars and Straddles. Certain Funds may employ collars, which are options strategies in which a call with an exercise price greater than the price of the Underlying Instrument (an “out-of-the-money call”) is sold and an in-the-money put (where the exercise price is again above the price of the Underlying Instrument) is purchased, to preserve a certain return within a predetermined range of values. Certain Funds are also permitted to write covered straddles consisting of a combination of a call and a put written on the same Underlying Instrument. A straddle is covered when sufficient assets are deposited to meet a Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Options on Indices. Certain Funds are permitted to invest in options on any index made up of securities or other instruments in which a Fund itself may invest. Options on indices are similar to options on securities except that index options are always cash settled, which means that upon exercise of the option the holder receives cash equal to the difference between the closing price of the index and the exercise price of the option times a specified multiple that determines the total monetary value for each point of such difference. As with other written options, all index options written by a Fund must be covered.

Risks Associated with Options. There are several risks associated with options transactions. For example, there are significant differences between the options market and the securities markets that could result in imperfect correlation between the two markets. Such imperfect correlation could then cause a given transaction to fail to achieve its objectives. Options are also subject to the risks of an illiquid secondary market, whether those options are traded over-the-counter or on a national securities exchange. There can be no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the Underlying Instruments or dispose of the segregated assets used to cover the options until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and would incur transaction costs upon the purchase or sale of the Underlying Instruments. Moreover, a Fund’s ability to engage in options transactions may be limited by tax considerations and other legal considerations.

The presence of a liquid secondary market on an options exchange may dry up for any or all of the following reasons: (i) there may be insufficient trading interest in certain options; (ii) the exchange may impose restrictions on opening or closing transactions or both; (iii) the exchange may halt or suspend trading, or impose other restrictions, on particular classes or series of options; (iv) unusual

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or unforeseen circumstances may interrupt normal exchange operations; (v) the facilities of the exchange or its related clearing corporation may at times be inadequate to handle trading volume; and/or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular classes or series of options), in which event the secondary market on that exchange (or in such classes or series of options) would cease to exist. However, if the secondary market on an exchange ceases to exist, it would be expected (though it cannot be guaranteed) that outstanding options on that exchange, if any, that had been issued as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund’s options transactions will also be subject to limitations, established by exchanges, boards of trade or other trading facilities, governing the maximum number of options in each class that may be written or purchased by any single investor or a group of investors acting in concert. As such, the number of options any single Fund can write or purchase may be affected by options already written or purchased by other Hartford Funds. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits and/or impose sanctions. Also, the hours of trading for options may not conform to the hours during which the Underlying Instruments are traded. To the extent that the options markets close before the markets for the Underlying Instruments, significant price movements can take place in the underlying markets that would not be reflected in the options markets.

OTC options implicate additional liquidity and credit risks. Unlike exchange-listed options, where an intermediary or clearing corporation assures that the options transactions are properly executed, the responsibility for performing OTC options transactions rests solely on the writer and holder of those options. See “Additional Risk Factors and Considerations of OTC Transactions” below.

The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends on the sub-adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. See “Risk Factors in Derivative Instruments” below.

Additional Risk Associated with Options on Indices. The writer’s payment obligation under an index option (which is a cash-settled option) usually equals a multiple of the difference between the exercise price, which was set at initiation of the option, and the closing index level on the date the option is exercised. As such, index options implicate a “timing risk” that the value of the underlying index will change between the time the option is exercised by the option holder and the time the obligation thereunder is settled in cash by the option writer.

Equity Linked Notes

Investments in Equity Linked Notes (“ELNs”) often have risks similar to their underlying securities, which could include management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. Should the prices of the underlying securities move in an unexpected manner, a Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. An investment in an ELN is also subject to counterparty risk, which is the risk that the issuer of the ELN will default or become bankrupt and a Fund will have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed income investment. See also “Foreign Investments – Linked Notes” below.

Futures Contracts and Options on Futures Contracts

A futures contract, which is a type of derivative, is a standardized, exchange-traded contract that obligates the purchaser to take delivery, and the seller to make delivery, of a specified quantity of an Underlying Instrument at a specified price and specified future time. The Funds are generally permitted to invest in futures contracts and options on futures contracts with respect to, but not limited to, equity and debt securities and foreign currencies, aggregates of equity and debt securities (aggregates are composites of equity or debt securities that are not tied to a commonly known index), interest rates, indices, commodities and other financial instruments.

No price is paid upon entering into a futures contract. Rather, when a Fund purchases or sells a futures contract it is required to post margin (“initial margin”) with the futures commission merchant (“FCM”) executing the transaction. The margin required for a futures contract is usually less than ten percent of the contract value, but it is set by the exchange on which the contract is traded and may by modified during the term of the contract. Subsequent payments, known as “variation margin,” to and from the FCM, will then be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates (a process known as “marking to market”). If a Fund has insufficient cash available to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Futures involve substantial leverage risk.

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An option on a futures contract (“futures option”) gives the option holder the right (but not the obligation) to buy or sell its position in the underlying futures contract at a specified price on or before a specified expiration date. As with a futures contract itself, a Fund is required to deposit and maintain margin with respect to futures options it writes. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

The sale of a futures contract limits a Fund’s risk of loss, prior to the futures contract’s expiration date, from a decline in the market value of portfolio holdings correlated with the futures contract. In the event the market values of the portfolio holdings correlated with the futures contract increase rather than decrease, however, a Fund will realize a loss on the futures position and a lower return on the portfolio than would have been realized without the purchase of the futures contract.

Positions taken in the futures markets are usually not held to maturity but instead liquidated through offsetting transactions that may result in a profit or loss. While the Fund’s futures contracts will usually be liquidated in this manner, a Fund may instead make or take delivery of the Underlying Instrument whenever it appears economically advantageous to do so.

A Fund is permitted to enter into a variety of futures contracts, including interest rate futures, index futures, currency futures and commodity futures, and options on such futures contracts. A Fund may also invest in instruments that have characteristics similar to futures contracts, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity or currency at a future point in time. The risks of such investments reflect the risks of investing in futures and derivatives generally, including volatility and illiquidity.

Risks Associated with Futures and Futures Options. The primary risks associated with the use of futures contracts and options are: (a) imperfect correlation between the change in market value of instruments held by a Fund and the price of the futures contract or option; (b) the possible lack of an active market for a futures contract or option, or the lack of a liquid secondary market for a futures option, and the resulting inability to close the futures contract or option when desired; (c) losses, which are potentially unlimited, caused by unanticipated market movements; (d) the sub-adviser’s failure to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance in its obligations. Futures contracts and futures options also involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options. Moreover, futures are inherently volatile, and a Fund’s ability to engage in futures transactions may be limited by tax considerations and other legal considerations.

U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices which may occur in a single business day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

Additional Considerations of Commodity Futures Contracts. In addition to the risks described above, there are several additional risks associated with transactions in commodity futures contracts. In particular, the costs to store underlying physical commodities are reflected in the price of a commodity futures contract. To the extent that storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately. Further, the commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments and may be subject to broad price fluctuations.

Other Considerations Related to Options and Futures Options. Each Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended, (the “Code”) for maintaining qualification as a regulated investment company for U.S. federal income tax purposes.

Swap Agreements and Swaptions

A swap agreement, or a swap, is a type of derivative instrument. Swap agreements are entered into for periods ranging from a few weeks to more than one year. In a standard swap, two parties exchange the returns (or differentials in rates of return) earned or realized on an Underlying Instrument. The gross returns to be exchanged (or “swapped”) between the parties are calculated with respect to a “notional amount,” which is a predetermined dollar principal that represents the hypothetical underlying quantity upon which the parties’ payment obligations are computed. The notional amount may be, among other things, a specific dollar amount invested, for example, at a particular interest rate, in a particular foreign currency or in a “basket” of securities or commodities that represents a particular index. The notional amount itself normally is not exchanged between the parties, but rather it serves as a reference amount from which to calculate the parties’ obligations under the swap.

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A Fund will usually enter into swap agreements on a “net basis,” which means that the two payment streams are netted out with each party receiving or paying, as the case may be, only the net amount of the payments. A Fund’s obligations under a swap agreement are generally accrued daily (offset against any amounts owing to the Fund), and accrued but unpaid net amounts owed to a counterparty are covered by segregating liquid assets, marked to market daily, to avoid leveraging the Fund’s portfolio. If a Fund enters into a swap on other than a net basis, the Fund will segregate the full amount of its obligations under such swap. A Fund may enter into swaps, caps, collars, floors and related instruments with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the sub-adviser to be creditworthy. If a default occurs by the other party to such transaction, a Fund will have contractual remedies under the transaction documents, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor.

A Fund may engage in a wide variety of swap transactions, including, but not limited to, credit- and event-linked swaps, interest rate swaps, swaps on specific securities or indices, swaps on rates (such as mortgage prepayment rates) and other types of swaps, such as caps, collars, and floors. In addition, to the extent a Fund is permitted to invest in foreign currency-denominated securities, it may invest in currency swaps. A Fund may also enter into options on swap agreements (“swaptions”). Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. The sections below describe certain swap arrangements and related techniques that the Funds may use.

Interest Rate Swaps, Caps, Floors and Collars. An interest rate swap is an OTC contract in which the parties exchange interest rate exposures (e.g., exchange floating rate payments for fixed rate payments or vice versa). For example, a $10 million LIBOR swap requires one party to pay the equivalent of the London Interbank Offered Rate of Interest (which fluctuates) on the $10 million principal amount in exchange for the right to receive from the other party the equivalent of a stated fixed rate of interest on the $10 million principal amount.

Among other techniques, a Fund may use interest rate swaps to hedge interest rate and duration risk on fixed-income securities or portfolios, which can be particularly sensitive to interest rate changes. Duration measures the sensitivity in prices of fixed-income securities to changes in interest rates; the duration of a portfolio or basket of bonds is the weighted average of the individual component durations. Longer maturity bonds typically have a longer duration than shorter maturity bonds and, therefore, higher sensitivity to interest rate changes. In an environment where interest rates are expected to rise, a Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points (such as two-, five- and 10- year duration points).

A Fund may also purchase or sell interest rate caps or floors. In a typical interest rate cap, the buyer receives payments from the seller to the extent that a specified interest rate exceeds a predetermined level. In a typical interest rate floor, the buyer receives payments from the seller to the extent that a specified interest rate falls below a predetermined level. An interest rate collar combines elements of purchasing a cap and selling a floor and is usually employed to preserve a certain return within a predetermined range of values.

Commodity Swaps. A commodity swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of a commodity-based Underlying Instrument (such as a specific commodity or commodity index) in return for periodic payments based on a fixed or variable interest rate or the total return from another commodity-based Underlying Instrument. In a total return commodity swap, a Fund receives the price appreciation of a commodity index, a portion of a commodity index or a single commodity in exchange for paying an agreed-upon fee. As with other types of swap agreements, if the commodity swap lasts for a finite period of time, the swap may be structured such that the Fund pays a single fixed fee established at the outset of the swap. However, if the term of the commodity swap is ongoing, with interim swap payments, the Fund may pay a variable or “floating” fee. Such a variable fee may be pegged to a base rate, such as LIBOR, and is adjusted at specific intervals. As such, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date. See “LIBOR Risk” below.

Currency Swaps. A currency swap agreement is a contract in which two parties exchange one currency (e.g., U.S. dollars) for another currency (e.g., Japanese yen) on a specified schedule. The currency exchange obligations under currency swaps could be either interest payments calculated on the notional amount or payments of the entire notional amount (or a combination of both). Funds may engage in currency swap agreements as a tool to protect against uncertainty and fluctuations in foreign exchange rates in the purchase and sale of securities. However, the use of currency swap agreements does not eliminate, or even always mitigate, potential losses arising from fluctuations in exchange rates. In the case of currency swaps that involve the delivery of the entire notional amount of currency in exchange for another currency, the entire notional principal of the currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Credit Default Swaps. A credit default swap (“CDS”) is an agreement between two parties whereby one party (the “protection buyer”) makes an up-front payment or a stream of periodic payments over the term of the CDS to the other party (the “protection seller”), provided generally that no event of default or other credit-related event (a “credit event”) with respect to an Underlying Instrument occurs. In return, the protection seller agrees to make a payment to the protection buyer if a credit event does occur with respect to the Underlying Instrument. The CDS market allows a Fund to manage credit risk through buying and selling credit protection

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on a specific issuer, asset or basket of assets. Credit default swaps typically last between six months and three years, provided that no credit event occurs. Credit default swaps may be physically settled or cash settled.

A Fund may be either the protection buyer or the protection seller in a CDS. A Fund generally will not buy protection on issuers that are not currently held by that particular Fund. However, a Fund may engage in credit default swap trades on single names, indices and baskets to manage asset class exposure and to capitalize on spread differentials in instances where there is not complete overlap between such Fund’s holdings or exposures and the reference entities in the credit default swap. If the Fund is the protection buyer and no credit event occurs, the Fund loses its entire investment in the CDS (i.e., an amount equal to the aggregate amount of payments made by the Fund to the protection seller over the term of the CDS). However, if a credit event does occur, the Fund (as protection buyer), will deliver the Underlying Instrument to the protection seller and is entitled to a payment from the protection seller equal to the full notional value of the Underlying Instrument, even though the Underlying Instrument at that time may have little or no value. If the Fund is the protection seller and no credit event occurs, the Fund receives a fixed income throughout the term of the CDS (or an up-front payment at the beginning of the term of the CDS) in the form of payments from the protection buyer. However, if the Fund is the protection seller and a credit event occurs, the Fund is obligated to pay the protection buyer the full notional value of the Underlying Instrument in return for the Underlying Instrument (which may at that time be of little or no value).

A Fund may also invest in the Dow Jones CDX (“CDX”), which is a family of indices that track credit derivative indices in various countries around the world. The CDX provides investors with exposure to specific reference baskets of issuers of bonds or loans in certain segments, such as North American investment grade credit derivatives or emerging markets. CDX reference baskets are generally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. While investing in CDXs increases the universe of bonds and loans to which a Fund is exposed, such investments entail risks that are not typically associated with investments in other debt instruments (rather, they entail risks more associated with derivative instruments). The liquidity of the market for CDXs is also subject to liquidity in the secured loan and credit derivatives markets.

Total return swaps, asset swaps, inflation swaps and similar instruments. A Fund may enter into total return swaps, asset swaps, inflation swaps and other types of swap agreements. In a total return swap, the parties exchange the total return (i.e., interest payments plus any capital gains or losses) of an Underlying Instrument (or basket of such instruments) for the proceeds of another Underlying Instrument (or basket of such instruments). Asset swaps combine an interest rate swap with a bond and are generally used to alter the cash flow characteristics of the Underlying Instrument. For example, the parties may exchange a fixed investment, such as a bond with guaranteed coupon payments, for a floating investment like an index. Inflation swaps are generally used to transfer inflation risk. See “Inflation-Linked Instruments” herein.

Swaptions. A Fund may also enter into swap options, or “swaptions.” A swaption is a contract that gives one party the right (but not the obligation), in return for payment of the option premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time and on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the option premium it paid should it decide not to exercise the option. When a Fund writes a swaption, however, it is obligated according to the terms of the underlying agreement if the option holder exercises the option.

Risks Associated with Swaps and Swaptions. Investing in swaps and swaptions, and utilizing these and related techniques in managing a Fund portfolio, are highly specialized activities that involve investment techniques and risks different from those associated with ordinary portfolio transactions. These investments involve significant risk of loss. Whether a Fund’s use of swaps will be successful in furthering its investment objective will depend on the sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. If the sub-adviser is incorrect in its forecast of market values, the sub-adviser’s utilization of swap arrangements and related techniques could negatively impact the Fund’s performance.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Also, certain restrictions imposed by the Code may limit the Fund’s ability to use swap agreements.

If the creditworthiness of a Fund’s swap counterparty declines, it becomes more likely that the counterparty will fail to meet its obligations under the contract, and consequently the Fund will suffer losses. Although there can be no assurance that a Fund will be able to do so, a Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. However, a Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined. There can be no assurance that a Fund will be able to enter into swap transactions at prices or on terms the sub-adviser believes are advantageous to such Fund. In addition, although the terms of swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate a swap or to sell or offset caps, collars or floors that it has purchased. Investing in swaps and related techniques involves the risks associated with investments in derivative instruments. Please see “Risk Factors in Derivative Instruments” and “Additional Risk Factors and Considerations in OTC Transactions” below.

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Inflation-Linked Instruments

Certain Funds are permitted to invest in a variety of inflation-linked instruments, such as inflation-indexed securities and inflation-linked derivatives, to manage inflation risk or to obtain inflation exposure. Inflation – a general rise in the prices of goods and services – is measured by inflation indices like the Consumer Price Index (CPI), which is calculated monthly by the U.S. Bureau of Labor Statistics, and the Retail Prices Index (RPI), which is calculated by the U.K. Office for National Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

Inflation-linked derivatives are derivative instruments that tie payments to an inflation index. Currently, most inflation derivatives are in the form of inflation swaps, such as CPI swaps. A CPI swap is a fixed-maturity, over-the-counter derivative where one party pays a fixed rate in exchange for payments tied to the CPI. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the “breakeven inflation” rate and generally represents the current difference between Treasury yields and Treasury inflation protected securities (“TIPS”) yields of similar maturities at the initiation of the swap agreement. CPI swaps are typically designated as “zero coupon,” where all cash flows are exchanged at maturity. The value of a CPI swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation, as measured by the CPI. A CPI swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

Other types of inflation derivatives include inflation options and futures. There can be no assurance that the CPI, or any foreign inflation index, will accurately measure the rate of inflation in the prices of consumer goods and services. Further, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Moreover, inflation-linked instruments are subject to the risks inherent in derivative transactions generally. See “Risk Factors in Derivative Instruments” herein. The market for inflation-linked instruments is still developing. The sub-adviser reserves the right to use the instruments discussed above and similar instruments that may be available in the future.

Foreign Currency Transactions

All Funds that are permitted to invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and futures options, and they may engage in foreign currency transactions either on a spot (cash) basis at prevailing currency exchange rates or through forward currency contracts. The Funds may engage in these transactions to hedge, directly or indirectly, against currency fluctuations, for other investment purposes and, with respect to certain Funds, to seek to enhance returns. A Fund may enter into currency transactions only with counterparties that the sub-adviser deems to be creditworthy. Certain of the foreign currency transactions the Funds may use are described below.

Forward Currency Contracts. Certain Funds may enter into forward currency contracts (“forwards”) in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s investments or as part of its investment strategy. Forwards are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a set price on a future date. The market value of a forward fluctuates with changes in foreign currency exchange rates. Forwards are marked to market daily based upon foreign currency exchange rates from an independent pricing service, and the change in value is recorded as unrealized appreciation or depreciation. A Fund will record a realized gain or loss when the forward is closed. Forwards are highly volatile, involve substantial currency risk and may also involve credit and liquidity risks.

A Fund may use a forward in a “settlement hedge,” or “transaction hedge,” to lock in the U.S. dollar price on the purchase or sale of securities denominated in a foreign currency between the time when the security is purchased or sold and the time at which payment is received. Forward contracts on foreign currency may also be used by a Fund in anticipation generally of the Fund’s making investments denominated in a foreign currency, even if the specific investments have not yet been selected by the sub-adviser.

In a “position hedge,” the Fund uses a forward to hedge against a decline in the value of existing investments denominated in foreign currency. For example, a Fund may enter into a forward contract to sell Japanese yen in return for U.S. dollars in order to hedge against a possible decline in the yen’s value. Position hedges tend to offset both positive and negative currency fluctuations. Alternately, the Fund could hedge its position by selling another currency expected to perform similarly to the Japanese yen. This is called a “proxy hedge” and may offer advantages in terms of cost, yield or efficiency. However, proxy hedges may result in losses if the currency used to hedge does not move in tandem with the currency in which the hedged securities are denominated.

The Funds may also engage in cross-hedging by entering into forward contracts in one currency against a different currency. Cross-hedging may be used to limit or increase exposure to a particular currency or to establish active exposure to the exchange rate between the two currencies.

Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. A Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

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Forward Rate Agreements. Certain Funds may also enter into forward rate agreements. Under a forward rate agreement, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable. These instruments are traded in the OTC market. These transactions involve risks, including counterparty risk. See “Risk Factors in Derivative Instruments” below.

Currency Swaps, Options and Futures. In order to protect against currency fluctuations and for other investment purposes, the Funds may enter into currency swaps, options and futures. Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. A Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. See “Swap Agreements and Swaptions – Currency Swaps,” “Options Contracts,” and “Futures Contracts and Options on Futures Contracts” herein.

Additional Risks Associated with Foreign Currency Transactions.

It is extremely difficult to forecast currency market movements, and whether any hedging or other investment strategy will be successful is highly uncertain. Further, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward. Therefore, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the sub-adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. To the extent a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as a result of its hedging transactions. It is impossible to hedge fully or perfectly against the effects of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

A Fund may buy or sell foreign currency options either on exchanges or in the OTC market. Foreign currency transactions on foreign exchanges may not be regulated to the same extent as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. Foreign currency transactions are also subject to the risks inherent in investments in foreign markets. Please see “Foreign Investments” below.

Risk Factors in Derivative Instruments

Derivatives are volatile and involve significant risks, including:

Correlation Risk – the risk that changes in the value of a derivative instrument will not match the changes in the value of the Fund holdings that are being hedged.

Counterparty Risk – the risk that the party on the other side of an OTC derivatives contract or a borrower of a Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.

Credit Risk – the risk that the issuer of a security will not be able to make timely principal and interest payments. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of a Fund’s investment in and/or exposure to that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Index Risk – in respect of index-linked derivatives, the risks associated with changes in the underlying indices. If an underlying index changes, a Fund may receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction from the reference index), may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Interest Rate Risk – the risk that the value of an investment may decrease when interest rates rise because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk (interest rate risk is commonly measured by a fixed income investment’s duration). Falling interest rates also create the potential for a decline in a Fund’s income.

Leverage Risk – the risk associated with certain types of investments or trading strategies (for example, borrowing money to increase the amount being invested) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that substantially exceed the amount originally invested.

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Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like to sell them or at the price the seller believes the security is currently worth.

Tax Risk – The tax treatment of a derivative may not be as favorable as a direct investment in the underlying asset. The use of derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments, and could impair the ability of the sub-adviser to use derivatives when it wishes to do so.

Short Position Risk - A Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause a Fund to suffer a (potentially unlimited) loss

The potential loss on derivative instruments may be substantial relative to the initial investment therein. A Fund incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the use of derivative instruments will be advantageous.

Additional Risk Factors and Considerations of OTC Transactions

Certain derivatives traded in OTC markets, including swaps, OTC options and indexed securities, involve substantial liquidity risk. This risk may be increased in times of financial stress if the trading market for OTC derivatives contracts or otherwise becomes restricted. The absence of liquidity may make it difficult or impossible for a Fund to ascertain a market value for such instruments and/or to sell them promptly and at an acceptable price.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The counterparty’s failure to honor its obligations would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction. In addition, closing transactions can be made for OTC options only by negotiating directly with the counterparty or effecting a transaction in the secondary market (if any such market exists). There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option at any time prior to its expiration, if at all.

DOLLAR ROLLS. In connection with their ability to purchase securities on a when-issued or forward commitment basis, the Funds may enter into “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of dollar rolls. The benefits derived from the use of dollar rolls may depend, among other things, upon the ability of the sub-adviser, as appropriate, to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by a Fund while remaining substantially fully invested increases the amount of a Fund’s assets that are subject to market risk to an amount that is greater than such Fund’s net asset value, which could result in increased volatility of the price of such Fund’s shares. Further, entering into dollar rolls involves potential risks that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund’s right to purchase from the counterparty may be restricted. Also, the value of the underlying security may change adversely before a Fund is able to purchase it, or a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may be otherwise available on the open market. Further, because the counterparty may deliver a similar, but not identical, security, a Fund may be required to buy a security under the dollar roll that may be of less value than an identical security would have been.

EQUITY RISK. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company. Equity securities include but are not limited to common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The value of an equity security may be based on the real or perceived success or failure of the particular company’s business, any income paid to stockholders in the form of a dividend, the value of the company’s assets, general market conditions, or investor sentiment generally. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.

EXCHANGE-TRADED FUNDS (ETFs). ETFs are registered investment companies that trade their shares on stock exchanges (such as the NYSE MKT LLC and the New York Stock Exchange) at market prices (rather than net asset value) and only are redeemable from the fund itself in large increments or in exchange for baskets of securities. As an exchange traded security, an ETF’s shares are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, a particular segment of a securities index or market sector, or they may be actively managed. An investment in an ETF generally implicates the following risks: (i) the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies of the ETF; (ii) the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) the risk that, to the extent the ETF does not fully replicate the underlying index, the ETF’s investment strategy

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may not produce the intended results; (iv) the risk of more frequent price fluctuations due to secondary market trading, which may result in a loss to the Fund; (v) the risk that an ETF may trade at a price that is lower than its net asset value; and (vi) the risk that an active market for the ETF’s shares may not develop or be maintained. Also, a Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which it invests. ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities. An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. Further, trading in an ETF may be halted if the trading in one or more of the securities held by an ETF is halted.

Generally, a Fund will not purchase securities of an investment company (which would include an ETF) if, as a result: (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies; (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund; or (3) more than 5% of the Fund’s total assets would be invested in any one such investment company. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds sponsored by other fund families to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing fund. The Funds may rely on these exemptive orders to invest in ETFs.

EXCHANGE-TRADED NOTES (ETNs). ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities, including credit risk, and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists. The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. A Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and a Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

EVENT RISK. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers or similar events financed by the issuer’s taking on additional debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

RECENT FIXED INCOME MARKET EVENTS. The fixed income markets have experienced a period of extreme volatility that has negatively impacted a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing reduced liquidity, increased price volatility, credit downgrades and increased likelihood of default. Domestic and international equity markets have also been experiencing heightened volatility and turmoil that has particularly affected issuers with exposure to the real estate, mortgage and credit markets. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and their yields to decline. These events as well as continuing market upheavals may have an adverse effect on the Funds and may result in increased shareholder redemptions.

In 2008, the Federal Housing Finance Agency (“FHFA”) placed Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”) into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury would purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. While the Federal Reserve’s purchases have terminated, the U.S. Treasury announced in 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth through the end of 2012. In 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind-down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has broad authority to promote the orderly administration of FNMA’s and FHLMC’s affairs, including the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, and the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has indicated that it has no present intention to repudiate or to transfer any guaranty obligations, holders of FNMA or FHLMC mortgage-backed securities would be adversely affected in the event

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that the FHFA exercised either of these powers granted to it under the Reform Act. In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed.

In addition, following the recent global financial crisis, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve has purchased on the open market large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. As the Federal Reserve “tapers” or reduces the amount of securities it purchases pursuant to quantitative easing, and/or if the Federal Reserve raises the federal funds rate, there is a risk that interest rates will rise. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities.

FIXED INCOME SECURITIES. Certain Funds are permitted to invest in fixed income securities including, but not limited to: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed securities; (4) mortgage-related securities, including collateralized mortgage obligations (“CMOs”); (5) securities issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies or other foreign issuers; (6) commercial mortgage-backed securities; and (7) other capital securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers).

FOREIGN INVESTMENTS

Certain Funds may invest in foreign issuers and borrowers, which include: (1) companies organized outside of the United States, including in emerging market countries; (2) foreign sovereign governments and their agencies, authorities, instrumentalities and political subdivisions, including foreign states, provinces or municipalities; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. These securities may be denominated or quoted in, or pay income in, U.S. dollars or in a foreign currency. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer’s or borrower’s economic fortunes and risks are primarily linked with U.S. markets.

Investing in securities of foreign issuers and loans to foreign borrowers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. entities. Less information may be available about foreign entities compared with U.S. entities. For example, foreign issuers and borrowers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers and borrowers. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Other potential foreign market risks include difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations.

Recent geopolitical events in the European Union (particularly in Greece) and in China may disrupt securities markets and adversely affect global economies and markets. Such developments could lead to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. Those events as well as other changes in regional economic and political conditions could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign exchange rates in other countries.

A default or debt restructuring by any European country, including Greece, would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in other countries). These events may have an adverse effect on the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including European Union member countries that do not use the euro and non-European Union member countries.  If Greece or any other member country exits the European Monetary Union, the departing country would face the risks of currency devaluation and its trading partners and banks and others around the world that hold the departing country’s debt would

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face the risk of significant losses.  In addition, the resulting economic instability of Europe and the currency markets in general could have a severe adverse effect on the value of securities held by a Fund.

Certain European countries in which a Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets.  These consequences include greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in such markets. Uncertainty relating to the withdrawal procedures and timeline may have adverse effects on asset valuations and the renegotiation of current trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.

Currency Risk and Exchange Risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected by changes in exchange rates. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns. Moreover, transaction costs are incurred in connection with conversions between currencies.

Linked Notes. A Fund may invest in debt exchangeable for common stock, debt, currency or equity linked notes and similar linked securities (e.g., zero-strike warrants) (“LNs”), which are derivative securities, typically issued by a financial institution or special purpose entity, the performance of which depends on the performance of a corresponding foreign security or index. Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock. LNs are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of a note because the price of the linked security or index has declined. LNs are also subject to counterparty risk, which is the risk that the company issuing the LN may fail to pay the full amount due at maturity or redemption. A Fund may also have difficulty disposing of LNs because there may be restrictions on redemptions and there may be no market or only a thin trading market in such securities.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically generated in the settlement of U.S. investments. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions being undertaken; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may remain uninvested with no return earned thereon for some period. There may also be the danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to a Fund. Further, compensation schemes may be non-existent, limited or inadequate to meet a Fund’s claims in any of these events. In connection with any of these events, and other similar circumstances, a Fund may experience losses because of failures of or defects in settlement systems.

There are additional and magnified risks involved with investments in emerging or developing markets, which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements that are less efficient than in developed markets. In addition, the economies of emerging market countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. Emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. See “Investments in Emerging Market Securities” below.

Government Intervention in Financial Markets. During the 2008 global financial crisis, instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may in the future take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. The Dodd-Frank Act leaves many issues to be resolved by regulatory studies and rulemakings, and in some cases further remedial legislation, by deferring their resolution to a future date. This legislation, as well as additional legislation and regulatory changes that may be enacted in the future, could change the fund industry as a whole and limit or preclude a Fund’s ability to achieve its investment objective.

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Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such programs may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. HFMC and the sub-adviser will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

HEALTHCARE-RELATED SECURITIES RISK. Many healthcare-related companies are smaller and less seasoned than companies in other sectors. Healthcare-related companies may also be strongly affected by scientific or technological developments, and their products may quickly become obsolete. Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Further, many healthcare-related companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. For example, the Patient Protection and Affordable Care Act was enacted in 2010 and the long-term impact of this legislation or of other healthcare-related proposals that might be proposed or enacted in the future on healthcare-related companies cannot be accurately predicted.

HIGH YIELD INVESTMENTS (“JUNK BONDS”). Any security or loan with a long-term credit rating of “Ba” or lower by Moody’s Investors Service, Inc. (“Moody’s”), “BB” or lower by Standard and Poor’s Corporation (“S&P”) or “BB” or lower by Fitch, Inc. (“Fitch”), as well as any security or loan that is unrated but determined by the sub-adviser to be of comparable quality, is below investment grade.

Securities and bank loans rated below investment grade are commonly referred to as “high yield-high risk debt securities,” “junk bonds,” “leveraged loans” or “emerging market debt,” as the case may be. Each rating category has within it different gradations or sub-categories. For instance the “Ba” rating for Moody’s includes “Ba3”, “Ba2” and “Ba1”. Likewise the S&P and Fitch rating category of “BB” includes “BB+”, “BB” and “BB-”. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. Descriptions of the debt securities and bank loans ratings system, including the speculative characteristics attributable to each ratings category, are set forth in Appendix A to this SAI.

Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for a Fund. Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds are also subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities. Further, issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

In addition, junk bonds frequently have redemption features that permit an issuer to repurchase the security before it matures. If an issuer redeems junk bonds owned by a Fund, the Fund may have to invest the proceeds in bonds with lower yields and may lose income. Junk bonds may also be less liquid than higher rated fixed income securities, even under normal economic conditions. Moreover, there are relatively few dealers in the junk bond market, and there may be significant differences among these dealers’ price quotes. Because they are less liquid, judgment may play a greater role in valuing these securities than is the case with securities that trade in a more liquid market.

A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. The credit rating of a junk bond does not necessarily take into account its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These securities and bank loans generally entail greater risk (including the possibility of default or bankruptcy of the issuer), involve greater volatility of price and risk to principal and income and may be less liquid than securities and bank loans in higher rating categories. Securities and bank loans in the highest category below investment grade are considered to be of poor standing and predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. As such, these investments often have reduced values that, in turn, negatively impact the value of the Fund’s shares. If a security or bank loan is downgraded to a rating category that does not qualify for investment, the sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.

Distressed Securities. A Fund may invest in debt securities issued by companies that are involved in reorganizations, financial restructurings or bankruptcy. Investments in such distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. A Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.

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In any reorganization or liquidation proceeding relating to a portfolio company, a Fund may lose its entire investment or may be required to accept cash or securities, including equity securities, with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale, and sales may be possible only at substantial discounts. Distressed securities and any securities received in exchange for such securities may also be difficult to value and/or liquidate.

ILLIQUID INVESTMENTS. Illiquid investments are investments that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used for such investments in the determination of a Fund’s net asset value. A Fund may not be able to sell illiquid securities or other investments when the sub-adviser considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid. Illiquid securities also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on a Fund’s net asset value.

Securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the security, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated such that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter (“OTC”) securities, the continued viability of any OTC secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in a Fund’s portfolio become illiquid, the Fund may exceed its limit on illiquid instruments. If this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. However, this requirement will not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Board of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists and thus negatively affect a Fund’s net asset value.

Under interpretations of the SEC Staff, the following types of investments in which a Fund may invest are considered illiquid: (i) repurchase agreements maturing in more than seven days; (ii) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions); (iii) option contracts with respect to specific securities, that are not traded on a national securities exchange and not readily marketable; and (iv) any other securities or investments in which a Fund may invest that are not readily marketable.

In October 2016, the SEC adopted new regulations that may limit a Fund’s ability to invest in illiquid and less liquid investments. These limitations may adversely affect a Fund’s performance and ability to pursue its investment objective when the regulations are expected to take effect on December 1, 2018.

INFLATION PROTECTED DEBT SECURITIES. Certain Funds may invest in inflation-protected debt securities, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the security. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

The value of inflation protected securities generally fluctuates in response to changes in real interest rates (stated interest rates adjusted to factor in inflation). In general, the price of an inflation-indexed security decreases when real interest rates increase, and increases when real interest rates decrease.

Interest payments on inflation protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The U.S. Treasury only began issuing TIPS in 1997, and corporations began issuing corporate inflation protected securities (“CIPS”) even more recently. As a result, the market for such securities may be less developed or liquid, and more volatile, than certain other securities markets. There can be no assurance that the inflation index used in these securities (i.e., the CPI) will accurately measure the real rate of inflation. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income for the amount of the increase in the calendar year, even though a Fund will not receive its principal until maturity. Although corporate inflation protected securities with different maturities may be issued in the future, the U.S. Treasury currently issues TIPS in five-year, ten-year and twenty-year maturities, and CIPS are currently issued in five-year, seven-year and ten-year maturities. Repayment of the original security principal upon maturity (as adjusted for inflation) is generally guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the securities is not guaranteed and will fluctuate. Other inflation related securities, such as CIPS, may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to declines in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

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The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INITIAL PUBLIC OFFERINGS. The prices of securities purchased in initial public offerings (“IPOs”) can be very volatile and/or decline shortly after the IPO. Securities issued in IPOs have no trading history, and information about the issuing companies may be available for only very limited periods. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized. The effect of IPOs on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates and depreciates in value. Although investments in IPOs have the potential to produce substantial gains in a short period of time, there is no assurance that a Fund will have access to profitable IPOs, that any particular IPO will be successful, or that any gains will be sustainable. Investors should not rely on past gains attributable to IPOs as an indication of future performance.

INTEREST RATE RISK. Interest rate risk is the possibility an investment may go down in value when interest rates rise because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. For this reason, the longer a Fund’s average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price. A variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Falling interest rates may also lead to a decline in a Fund’s income. Interest rates in the United States have recently been at, or near, historic lows. This may increase a Fund’s exposure to risks associated with rising rates, which may be particularly relevant for a Fund under current economic conditions, especially if the Federal Reserve Board continues its policy of tapering quantitative easing. Moreover, rising interest rates may lead to decreased liquidity in the bond markets, making it more difficult for a Fund to value or sell some or all of its bond holdings at any given time. A rise in interest rates could also cause investors to rapidly move out of fixed-income securities, which may increase redemptions in a Fund and subject the Fund to increased liquidity risk. A substantial increase in interest rates may also have an adverse impact on the liquidity of one or more portfolio securities, especially those with longer maturities.

Interfund Lending Program. The Hartford Funds have received exemptive relief from the SEC, which permits the Funds to participate in an interfund lending program. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. All interfund loans would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments. A Fund may participate in the interfund lending program only to the extent that such participation is consistent with the Fund’s investment objectives, restrictions, policies, and limitations.

The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating Funds, including the following: (1) no Fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating Funds under a loan agreement; and (2) no Fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements. Interfund loans and borrowings have a maximum duration of seven days, and loans may be called on one business day’s notice. If a Fund has outstanding bank borrowings, any interfund loan to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the interfund lending agreement, entitling the lending Fund to call the interfund loan (and exercise all rights with respect to any collateral), and cause such call to be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

A Fund may borrow on an unsecured basis through the interfund lending program only if its outstanding borrowings from all sources immediately after the borrowing total 10% or less of its total assets, provided that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund’s borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a borrowing Fund’s total outstanding borrowings immediately after an interfund loan under the interfund lending program exceed 10% of its total assets, the Fund may borrow through the interfund lending program on a secured basis only. A Fund may not borrow under the interfund lending program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s investment restrictions.

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No Fund may lend to another Fund through the interfund lending program if the loan would cause the lending Fund’s aggregate outstanding loans through the interfund lending program to exceed 15% of its current net assets at the time of the loan. A Fund’s interfund loans to any one fund shall not exceed 5% of the lending fund’s net assets.

Funds participating in the interfund lending program are subject to certain risks. A Fund borrowing through the program may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs.

INVESTMENT GRADE SECURITIES. Certain Funds are permitted to invest in debt securities rated within the four highest rating categories (e.g., “Aaa”, “Aa”, “A” or “Baa” by Moody’s, “AAA”, “AA”, “A” or “BBB” by S&P or “AAA”, “AA”, “A” or “BBB” by Fitch) (or, if unrated, securities of comparable quality as determined by the sub-adviser) (see Appendix A to this SAI for a description of applicable securities ratings). These investments are generally referred to as “investment grade investments.” Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category that does not qualify for investment, the sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (e.g., “Baa” by Moody’s, “BBB” by S&P and “BBB” by Fitch) and unrated securities of comparable quality (as determined by the sub-adviser) are considered to have speculative characteristics with respect to the issuer’s continuing ability to meet principal and interest payments, involve a higher degree of risk and are more sensitive to economic change than higher rated securities.

INVESTMENT STRATEGY RISK. Investment strategy risk is the risk that, if the sub-adviser’s investment strategy does not perform as expected, a Fund could underperform its peers or lose money. There is no guarantee that a Fund’s investment objective will be achieved.

INVESTMENTS IN EMERGING MARKET SECURITIES. Certain Funds may invest in securities of issuers that conduct their principal business activities in, or whose securities are traded principally on exchanges located in, less developed countries considered to be “emerging markets.” Unless otherwise stated in a Fund’s investment strategy, emerging markets are those markets (1) included in emerging market or equivalent classifications by the United Nations (and its agencies), (2) having per capita income in the low to middle ranges, as determined by the World Bank, or (3) a Fund’s benchmark index provider designates as emerging. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. Investing in emerging market securities involves not only the risks described above with respect to investing in foreign securities, but also other risks that may be more severe and pervasive than those present in foreign countries with more developed markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. The value of a Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other restrictions in emerging market countries. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such circumstances, it is possible that a Fund could lose the entire amount of its investments in the affected market.

Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war and ethnic, religious and racial conflicts. A Fund’s emerging market investments may introduce exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries.  Other characteristics of emerging markets that may affect investments include national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property.  Settlements of trades in emerging markets may be subject to significant delays. The inability to make intended purchases of securities due to settlement problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems. Also, the typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may result in lack of liquidity and price volatility of those securities. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets. This magnification of risks is the result of a number of factors, including: government ownership or control of parts of the private sector and of certain companies; trade barriers; exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; less uniformity in accounting and reporting requirements; unreliable securities valuation; greater risk associated with custody of securities; and the relatively new and unsettled securities laws in many frontier market countries. In addition, the markets of frontier countries typically have low trading volumes, leading to a greater potential for extreme

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price volatility and illiquidity. This volatility may be further increased by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, the net asset value of a Fund. All of these factors make investing in frontier market countries significantly riskier than investing in other countries, including more developed and traditional emerging market countries, and any one of them could cause the net asset value of a Fund’s shares to decline.

In addition to the risks of foreign investing and the risks of investing in emerging or frontier markets, investments in certain countries with recently developed markets and structures, such as Nigeria, Croatia and Russia, implicate certain specific risks. Because of the recent formation of these securities markets and the underdeveloped state of these countries’ banking systems, settlement, clearing and registration of securities transactions are subject to significant risks. Share ownership is often defined and evidenced by extracts from entries in a company’s share register, but such extracts are neither negotiable instruments nor effective evidence of securities ownership. Further, the registrars in these countries are not necessarily subject to effective state supervision or licensed by any governmental entity, there is no central registration system for shareholders and it is possible for a Fund to lose its entire ownership rights through fraud, negligence or mere oversight. In addition, while applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. In Croatia, these risks are limited to investments in securities that are not traded on the national stock exchange. However, in other countries, including Nigeria and Russia, all securities investments are subject to these risks.

Risks of Investments in Russia. A Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a Fund to lose its registration through fraud, negligence or mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While the Funds intend to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to a Fund.

Certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. In particular, as a result of recent events involving Ukraine and Russia, the United States and other countries have imposed economic sanctions on certain Russian individuals and a financial institution. The United States or other countries could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of a Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. These sanctions, could also impair a Fund’s ability to meet its investment objective. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a Fund to freeze its existing investments in companies operating in or having dealings with sanctioned countries, prohibiting the Fund from selling or otherwise transacting in these investments. This could impact a Fund’s ability to sell securities or other financial instruments as needed to meet shareholder redemptions. A Fund could seek to suspend redemptions in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine the value of its net assets.

LARGE SHAREHOLDER TRANSACTION RISK. A Fund may experience adverse effects when certain large shareholders purchase or redeem large numbers of shares of the Fund. These shareholders (or a single shareholder) may redeem or purchase shares of the Funds in large amounts unexpectedly or rapidly, including as a result of an asset allocation decision made by a Fund’s investment manager or sub-adviser. Such transactions could adversely affect the ability of a Fund to conduct its investment program. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

LENDING PORTFOLIO SECURITIES. Subject to its investment restrictions set forth under “Investment Objectives and Policies”, and subject to the Board’s approval, each Fund may from time to time lend portfolio securities to broker-dealers and other institutions as a means of earning additional income. If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; cash collateral is

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invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines, which must be approved by the Board. The borrower is also required to pay the Fund any dividends or distributions accruing on the loaned securities.

A Fund does not have the right to vote proxies for securities that are on loan, but in order to vote the proxies it may recall loaned securities. The Board has in the past and may in the future approve guidelines that define circumstances (generally, those that may have a material effect on the Fund’s investment) under which a Fund security should be restricted from lending (or recalled from lending) so that its proxies can be voted. The Fund’s right to recall loaned securities for purposes of voting proxies may not be exercised if, for example, the Board-approved guidelines did not require the security to be restricted from lending or recalled, or if it is determined to be in the best interests of the Fund not to restrict or recall the security in order instead to earn additional income on the loan. For more information about proxy voting policies and instances in which a Fund’s sub-adviser may choose not to vote proxies, see “Proxy Voting Policies and Procedures” below.

A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that the principal value of the collateral invested may decline; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to recall the securities for purposes of voting may not be effective.

LIQUIDATION OF FUNDS. The Board may determine to close and liquidate a Fund at any time. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event for shareholders who do not hold their shares in a tax deferred account and, depending on a shareholder’s basis in his or her Fund shares, may result in the recognition of a gain or loss for tax purposes.

LOANS AND LOAN PARTICIPATIONS. Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, a Fund may experience difficulties in selling its corporate loans. A Fund may make certain corporate loan investments as part of a broader group of lenders (together often referred to as a “syndicate”) that is represented by a leading financial institution (or agent bank). The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems or is terminated, the Fund may not recover its investment or recovery may be delayed. Corporate loans may be denominated in currencies other than U.S. dollars and are subject to the credit risk of nonpayment of principal or interest. Further, substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid or lose all or substantially all of its value subsequent to investment. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to the collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

The Funds may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans. Holders’ claims under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. Also, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans. Many such loans are relatively illiquid and may be difficult to value.

Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans, including, in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect Fund performance.

Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Funds bear a substantial risk of losing the entire amount invested.

Investments in bank loans through a direct assignment of the financial institution’s interest with respect to the bank loan may involve additional risks. For example, if a secured bank loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as a co-lender.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment, and revolving credit facilities, which would require a Fund to make additional investments in the bank loans as required under the terms of the credit facility at the borrower’s demand.

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A financial institution’s employment as agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement would remain available to the holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, such Fund may incur certain costs and delays in realizing payments on a bank loan or loan participation and could suffer a loss of principal and/or interest.

LIBOR Risk. According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR rate setting process. Since the LIBOR scandal came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by a Fund.

Floating Rate Loans. Certain Funds may invest in interests in floating rate loans (often referred to as “floaters”). Senior floating rate loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. A Fund may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans. The Funds may also invest in companies whose financial condition is uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. Floating rate loans typically have rates of interest that are reset or redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a spread. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan or as a participation interest in another lender’s portion of the floating rate loan.

The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline for a period of time. During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss and can hinder a Fund’s ability to meet redemption requests.

Many loans in which a Fund may invest may not be rated by a rating agency, and many, if not all, loans will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the investment manager and/or sub-adviser considers, and may rely in part, on analyses performed by others. In the event that loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities that are rated below-investment-grade and comparable unrated bonds are viewed by the rating agencies as having speculative characteristics and are commonly known as “junk bonds”. Historically, senior-secured floating rate loans tend to have more favorable loss recovery rates than more junior types of below-investment-grade debt obligations. The sub-adviser does not view ratings as the primary factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. Floating rate loans are rated below-investment-grade, which means that rating agencies view them as more likely to default in payment than investment-grade loans. Such non-payment would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Some floating rate loans are also subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such floating rate loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of floating rate loans including, in certain circumstances, invalidating such floating rate loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance.

Prepayment Risks. Most floating rate loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to fixed-rate investments, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the investment and making the investment more sensitive to interest rate changes. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Further, loans or debt securities purchased to replace a prepaid loan or debt security may have lower yields than the yield on the prepaid loan or debt security.

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Market Risks. Significant events, such as turmoil in the financial and credit markets, terrorist events, and other market disruption events, such as weather or infrastructure disruptions that affect the markets generally, can affect the liquidity of the markets and cause spreads to widen or interest rates to rise, resulting in a reduction in value of a Fund’s assets. Other economic factors (such as a large downward movement in security prices, a disparity in supply of and demand for certain loans and securities or market conditions that reduce liquidity) can also adversely affect the markets for debt obligations. Rating downgrades of holdings or their issuers will generally reduce the value of such holdings. Each Fund is also subject to income risk, which is the potential for a decline in a Fund’s income due to falling interest rates or market reductions in spread.

Terrorist attacks and related events, including wars in Iraq and Afghanistan and their aftermath, and the recent rise of the militant group known as the Islamic State of Iraq and Syria, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets, such as the problems in the subprime market, could affect interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to investments in floating rate loans. In particular, junk bonds and floating rate loans tend to be more volatile than higher-rated fixed income securities; as such, these circumstances and any actions resulting from them may have a greater effect on the prices and volatility of junk bonds and floating rate loans than on higher-rated fixed income securities. The Funds cannot predict the effects of similar events in the future on the U.S. economy.

Material Non-Public Information. A Fund may be in possession of material non-public information about a Borrower or issuer as a result of its ownership of a loan or security of such Borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund may be unable to enter into a transaction in a loan or security of such a Borrower or issuer when it would otherwise be advantageous to do so.

Regulatory Risk. To the extent that legislation or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans, particularly in connection with highly leveraged transactions, floating rate loans for investment may become less available. Any such legislation or regulation could also depress the market values of floating rate loans. Loan interests may not be considered “securities,” and purchasers, such as a Fund, may, therefore, not be entitled to rely on the anti-fraud protections of the federal securities laws.

Loan Participations. A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where a Fund is a participant in a loan, it does not have any direct claim on the loan or any rights of set-off against the borrower and may not benefit directly from any collateral supporting the loan. As a result, the Fund is subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

The lack of a highly liquid secondary market may have an adverse impact on the ability to dispose of particular loan participations when necessary to meet redemption of a Fund’s shares, to meet a Fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for loan participations also may make it more difficult for a Fund to value these investments for purposes of calculating its net asset value.

Senior Loans. Senior debt (frequently issued in the form of senior notes or referred to as senior loans) is debt that takes priority over other unsecured or otherwise more “junior” debt owed by the issuer. Senior debt has greater seniority in the issuer’s capital structure than subordinated debt. In the event the issuer goes bankrupt, senior debt theoretically must be repaid before other creditors receive any payment. There is less readily available, reliable information about most senior loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting a Fund’s investments in senior loans, and thus the sub-adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, a Fund that invests in senior loans is particularly dependent on the analytical abilities of its sub-adviser.

An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value even before a default occurs. Further, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect a senior loan’s value.

No active trading market may exist for certain senior loans, which may impair a Fund’s ability to realize full value in the event that it needs to sell a senior loan and may make it difficult to value senior loans. Adverse market conditions may impair the liquidity of some actively traded senior loans. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Although senior loans in which the Funds invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrowers’ obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may

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lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include the invalidation of senior loans.

If a senior loan is acquired through an assignment, a Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. If a senior loan is acquired through a participation, the acquiring Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the entity selling the participation.

Senior loans in which a Fund may invest may be rated below investment grade. The risks associated with these senior loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. This higher standing of senior loans has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest rates are typically adjusted for changes in short-term interest rates, senior loans generally are subject to less interest rate risk than other below investment grade securities (which are typically fixed rate).

Unsecured Loans. The claims of holders of unsecured loans are subordinated to, and thus lower in priority of payment to, claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. In addition, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans.

Delayed Settlement. Compared to securities and to certain other types of financial assets, purchases and sales of senior loans take relatively longer to settle, partly due to the fact that senior loans require a written assignment agreement and various ancillary documents for each transfer, and frequently require discretionary consents from both the borrower and the administrative agent. In addition, recent regulatory changes have increasingly caused dealers to insist on matching their purchases and sales, which can lead to delays in a Fund's settlement of a purchase or sale of a senior loan in circumstances where the dealer's corresponding transaction with another party is delayed. Dealers will also sometimes sell senior loans short, and hold their trades open for an indefinite period while waiting for a price movement or looking for inventory to purchase.

This extended settlement process can (i) increase the counterparty credit risk borne by a Fund; (ii) leave a Fund unable to timely vote, or otherwise act with respect to, senior loans it has agreed to purchase; (iii) delay a Fund from realizing the proceeds of a sale of a senior loan; (iv) inhibit a Fund's ability to re-sell a senior loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent a Fund from timely collecting principal and interest payments; and (vi) expose a Fund to adverse tax or regulatory consequences.

MARKET RISK. Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that such markets will go down sharply and unpredictably. Securities or other investments may decline in value due to factors affecting securities markets generally or individual issuers. The value of a security or other investment may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security or other investment may also change in value due to factors that affect an individual issuer or a particular sector or industry. During a general downturn in the securities or other markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities or other investments held by a Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events or natural/environmental disasters, could also prevent a Fund from executing advantageous investment decisions in a timely manner.

Master Limited Partnership (MLP) Risk. Equity securities of MLPs are listed and traded on U.S. securities exchanges. The value of an MLP equity security fluctuates based predominately on the MLP’s financial performance, as well as changes in overall market conditions. Investments in MLP equity securities involve risks that differ from investments in common stocks, including risks related to the fact that investors have limited control of and limited rights to vote on matters affecting the MLP; dilution risks; and risks related to the general partner’s right to require investors to sell their holdings at an undesirable time or price. Debt securities of MLPs have characteristics similar to debt securities of other types of issuers, and are subject to the risks applicable to debt securities in general, such as credit risk, interest rate risk, and liquidity risk. Investments in debt securities of MLPs may not offer the tax characteristics of equity securities of MLPs. To the extent a Fund invests in debt securities of MLPs that are rated below investment grade, such investments are also subject to the risks in discussed in “High Yield Investments (‘Junk Bonds’)” above. Investments in MLPs are subject to cash flow risk and risks related to potential conflicts of interest between the MLP and the MLP’s general partner. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLP securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors. In addition, if the tax treatment of an MLP changes, the Fund’s after-tax return from its MLP investment would be materially reduced.

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MID CAP SECURITIES RISK. Mid capitalization securities involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. These companies often have narrower markets, more limited operating or business history and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company’s size, the greater these risks.

MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES. Each Fund may hold cash and invest in money market instruments at any time. Each Fund may invest some or all of its assets in cash, high quality money market instruments and shares of money market investment companies for temporary defensive purposes in response to adverse market, economic or political conditions when HFMC or a Fund’s sub-adviser subject to the overall supervision of HFMC, as applicable, deems it appropriate.

Money market instruments include, but are not limited to: (1) banker’s acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars) and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements. Each Fund may also invest in registered money market funds that invest in money market instruments, as permitted by regulations adopted under the 1940 Act. A Fund’s ability to redeem shares of a money market fund may be impacted by recent regulatory changes relating to money market funds which permit the potential imposition of liquidity fees and redemption gates under certain circumstances.

MORTGAGE-RELATED SECURITIES. The mortgage-related securities in which certain Funds may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks, various governmental, government-related and private organizations and others. The Funds may also invest in similar mortgage-related securities that provide funds for multi-family residences or commercial real estate properties.

Mortgage-related securities are subject to certain specific risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at lower prevailing interest rates. Mortgage-related securities are also subject to the risk that the underlying loans may not be repaid. The value of mortgage-related securities can also be significantly affected by the market’s perception of the issuers and the creditworthiness of the parties involved.

The yield characteristics of mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time. The risks associated with prepayment and the rate at which prepayment may occur are influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers and unemployment rates.

Mortgage securities differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (e.g., a Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of “locking in” long-term interest rates.

Mortgage-related securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations (which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”)). A CBO is ordinarily issued by a trust or other special purpose entity (“SPE”) and is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Multiple-class mortgage-related securities are referred to herein as “CMOs.” Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages, which payments and the priority thereof are determined by the specific terms of the CMO class. CMOs may be issued by U.S. or non-U.S. issuers. CMOs involve special risks, and evaluating them requires special knowledge.

CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, any given CMO structure may react differently from the way anticipated and thus affect the Fund’s portfolio in different, and possibly negative, ways. Market changes may also result in increased volatility in

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market values and reduced liquidity. CMOs may lack a readily available secondary market and be difficult to sell at the price at which a Fund values them.

Certain classes of CMOs and other mortgage-related securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates, such as interest-only (“IO”) and principal-only (“PO”) classes. These securities are frequently referred to as “mortgage derivatives” and may be sensitive to changing interest rates and deteriorating credit environments. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Inverse floating rate CMOs, which pay interest at a rate that decreases when a specified index of market rates increases (and vice versa), also may be extremely volatile. If the Funds purchase mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to holders of the securities, which would thus reduce the values of the securities or in some cases render them worthless. The Funds may invest in mortgage-backed securities issued by the U.S. Government. See “U.S. Government Securities Risk” below. To the extent a Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Mortgage-related securities issued by private issuers are subject to the credit risks of the issuers, as well as to interest rate risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Issuers of certain CMOs may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. In addition, as a result of its investment in asset-backed securities, a Fund would be subject to the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

MUNICIPAL SECURITIES. Municipal securities primarily include debt obligations of the states and their agencies, universities, boards, authorities and political subdivisions (e.g., cities, towns, counties, school districts, authorities and commissions), which are issued to obtain funds for public purposes, including the construction or improvement of a range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works. Municipal securities may also be issued for other public purposes such as the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, district heating, the purchase of street maintenance and firefighting equipment or any authorized corporate purpose of the issuer, except for the payment of current expenses. Certain types of industrial development (or private activity) bonds may be issued by or on behalf of public corporations to finance privately operated housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. In addition, structured securities, such as tobacco bonds, may be issued by municipal entities to securitize future payment streams. Such obligations are included within the term municipal securities if the interest payable thereon is, in the opinion of bond counsel, exempt from federal income taxation (but, note that municipal securities may include securities that pay interest income subject to the Alternative Minimum Tax).

The two principal classifications of municipal securities are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations payable from the issuer’s general unrestricted revenues and not from any particular fund or revenue source. The characteristics and methods of enforcement of general obligation bonds vary according to the laws applicable to the particular issuer. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility. Industrial development bonds are in most cases limited obligation bonds payable solely from specific revenues, pledged to payment of the bonds, of the project to be financed. The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities (or the credit standing of a third-party guarantor or other credit enhancement participant, if any). There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, depending on various factors (see Appendix A of this SAI). The yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. The ratings of the various rating agencies represent their opinions as to the quality of the municipal securities which they undertake to rate.  However, the ratings are general, not absolute, standards of quality.  Consequently, municipal securities of the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.

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Municipal securities risks include the possibility that the issuer may not be able to pay interest or repay principal when due; the relative lack of information about certain issuers of municipal securities; and the possibility of future legislative changes that could affect the market for and value of municipal securities. Municipal securities are subject to interest rate risk, credit risk and market risk. Because municipal securities are issued to finance similar projects, conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

In addition to these risks, investment in municipal securities is also subject to:

General Obligation Bonds Risk – The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue (or Limited Obligation) Bonds Risk – Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity (or Industrial Development) Bonds Risk – Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.

Moral Obligation Bonds Risk – Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risk – Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

Municipal Bankruptcy Risk – The City of Detroit filed for federal bankruptcy protection on July 18, 2013. The bankruptcy of large cities such as Detroit is relatively rare, making the consequences of such bankruptcy filings difficult to predict. Accordingly, it is unclear what impact a large city’s bankruptcy filing would have on the city's outstanding obligations or on the obligations of other municipal issuers in that state. It is possible that the city could default on, restructure or otherwise avoid some or all of these obligations, which may negatively affect the marketability, liquidity and value of securities issued by the city and other municipalities in that state. For Funds that may hold securities that are affected by a city's bankruptcy filing, a Fund's investments in those securities may lose value, which could cause the Fund's performance to decline.

Municipal Lease Obligations Risks – In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation (i.e., annually appropriate money to make the lease payments) it may be difficult to sell the property and the proceeds of a sale may not cover a Fund’s loss.

Tax-Exempt Status Risk - Municipal securities are subject to the risk that the Internal Revenue Service (“IRS”) may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal security is taxable, which may result in a significant decline in the value of the security.

Investment in Bonds Issued by Puerto Rico. As with state municipal securities, events in any of the territories, such as Puerto Rico, where a Fund may invest may affect the Fund’s investments and its performance. Certain municipal issuers in Puerto Rico have experienced and continue to experience significant financial difficulties. In February 2014, credit rating firms Standard & Poor’s, Fitch Ratings, and Moody’s Investors Service downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. As of February 4, 2014, S&P rated Puerto Rico’s general obligation debt at BB+, with a negative outlook. As of February 7, 2014, Moody’s rated the island’s general obligation debt Ba2 with a negative outlook and Fitch rated the commonwealth at BB with a negative outlook as of February 11, 2014. Holdings rated below investment grade may fluctuate more in value, be harder to sell and value, and be subject to greater credit risk than investment grade securities. The February 2014 downgrades and any further downgrades could create additional strain on a commonwealth already facing economic stagnation and fiscal imbalances, including budget deficits, underfunded pensions, high unemployment, significant debt service obligations, and liquidity issues, and could potentially lead to less market demand, less liquidity, wider spreads, and lower prices for Puerto Rico municipal securities. Puerto Rico’s continued financial difficulties could reduce its ability to access financial markets, potentially increasing the likelihood of a restructuring or default for Puerto Rico municipal securities that may affect a Fund’s investments and its performance.

For the purpose of diversification under the 1940 Act, identifying the issuer of a municipal security depends on the terms of the security. If a state or a political subdivision of such state pledges its full faith and credit to payment of a security, the state or the political subdivision will be deemed the sole issuer of the security. If the security is backed only by the assets and revenues of an

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agency, authority or instrumentality of the state or a political subdivision, but not by the state or political subdivision itself, such agency, authority or instrumentality will be deemed to be the sole issuer. Similarly, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality (e.g., utility revenue bonds), and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or projects will be deemed the sole issuer. In the case of an industrial development bond, if the bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, such non-governmental user will be deemed to be the sole issuer. If, however, in any of the above cases, the state, the political subdivision or some other entity guarantees a security, and the value of all securities issued or guaranteed by the guarantor and owned by a Fund exceeds 10% of the value of the Fund’s total assets, the guarantee will be considered a separate security and will be treated as an issue of the guarantor.

Municipal bonds are traded in the “over-the-counter” market among dealers and other large institutional investors, which, together with the broader fixed-income markets, began in the latter months of 2008 to experience increased volatility and decreased liquidity in response to challenging economic conditions and credit tightening. If market liquidity decreases, a Fund may not be able to sell bonds readily at prices reflecting the values at which the bonds are carried on the Fund's books. An imbalance in supply and demand in the municipal market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market.

NON-DIVERSIFICATION RISK. Certain Funds are non-diversified, which means they are permitted to invest a greater portion of their assets in a smaller number of issuers than a “diversified” fund. Thus, a Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may result in a greater risk of loss. A non-diversified Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.

OPERATIONAL RISKS. An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers. Among other things, these errors or failures as well as other technological issues may adversely affect the Funds’ ability to calculate their net asset values in a timely manner, including over a potentially extended period. While the Funds seek to minimize such events through controls and oversight, there may still be failures that could causes losses to a Fund. In addition, as the use of technology increases, a Fund may be more susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or operational capacity. As a result, a Fund may incur regulatory penalties, reputational damage, additional compliance costs associated with corrected measures and/or financial loss. In addition, cyber security breaches of a Fund’s third-party service providers or issuers in which a Fund invests may also subject a Fund to many of the same risks associated with direct cyber security breaches.

OTHER CAPITAL SECURITIES. Other capital securities encompass a group of instruments referred to in capital markets as “Hybrids,” “Tier I and Tier 2” and “TRUPS.” These securities give issuers flexibility in managing their capital structure. The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity. There are certain features that give the companies flexibility not commonly found in fixed income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default. The deferral of interest payments, even for an extended period of time, is generally not an event of default, and the ability of the holders of such instruments to accelerate payment is generally more limited than with other debt securities.

OTHER INVESTMENT COMPANIES. Certain Funds are permitted to invest in other Hartford Funds and/or investment companies sponsored by other fund families (including investment companies that may not be registered under the 1940 Act) such as holding company depository receipts (“HOLDRs”) and ETFs. Securities in certain countries are currently accessible to the Funds only through such investments. Investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment by the Funds of a portion of the expenses, including advisory fees, of such other investment companies. The success of a Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies or ETFs to meet their investment objective.

These investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC. Generally, a Fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies; (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund; or (3) more than 5% of the Fund’s total assets would be invested in any one such investment company.

PREFERRED STOCK RISK. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer’s credit quality, similar to debt securities. The value of convertible preferred stocks varies in response to many factors, including, for example, the value of the underlying equity securities, general market and economic conditions and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

QUANTITATIVE INVESTING RISK. Certain Funds may use quantitative analysis techniques to manage all or a portion of the Fund’s portfolio. The value of securities or other investments selected using quantitative analysis may perform differently from the market as a whole or from their expected performance for many reasons, including, but not limited to, factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third-parties, and changing sources of market returns. The models used may be predictive in nature and such models may result in an incorrect

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assessment of future events. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies).  The use of quantitative analysis to support investment decisions may cause a Fund to underperform other funds that have similar investment strategies or that select securities or other investments using other types of analysis. In addition, considerations that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. There can be no assurance that quantitative investing will help a Fund to achieve its investment objective.

REAL ESTATE RELATED SECURITIES RISKS. The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values, including the general and local economies, vacancy rates, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management may also affect real estate values. Further, the real estate industry is particularly sensitive to economic downturns. When economic growth is slow, demand for property decreases and prices may decline. If a Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.

In addition to the risks facing real estate related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in real estate investment trusts (“REITs”) , which pool investor money to invest in real estate and real estate related holdings, involve unique risks. Like registered investment companies such as the Funds, REITs are not taxed on income distributed to shareholders so long as they comply with several requirements of the Code. Investing in REITs involves certain risks.  REITS may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities. REITs are also subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code, the risks of financing projects, heavy cash flow dependency, default by borrowers, and self-liquidation.  In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area or a single type of property. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT.  Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses. REITS are also subject to interest rate risks.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. A reverse repurchase agreement is a term used to describe the opposite side of a repurchase transaction. The party that purchases and later resells a security is said to perform a repurchase; the other party, that sells and later repurchases a security is said to perform a reverse repurchase. Each Fund is permitted to enter into fully collateralized repurchase agreements. The Company’s Board of Directors has delegated to the sub-adviser the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements. The sub-adviser will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest.  Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held or assets segregated by the Fund to cover the transaction is less than the value of the securities. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan.  If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor.  As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction.  The use of reverse repurchase agreements may increase the possibility of fluctuation in a Fund’s net asset value.

RESTRICTED SECURITIES. A Fund may invest in securities that are not registered under the Securities Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Funds’ investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may

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be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted securities could hamper a Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element. Transactions in restricted securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted securities. Where registration is required for restricted securities a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms that when it decided to sell the security. A Fund may purchase securities that may have restrictions on transfer or resale (including Rule 144A securities and Regulation S securities). “Rule 144A” securities (or equivalent securities issued pursuant to Regulation S of the Securities Act) are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when a Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although 144A securities are generally considered to be liquid, a Fund’s holdings in Rule 144A securities may adversely affect the Fund’s overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information to agree contractually to keep the information confidential, which could also adversely affect a Fund’s ability to dispose of a security.

Depending upon the circumstances, a Fund may only be able to sell these securities in the United States if an exemption from registration under the federal and state securities laws is available or may only be able to sell these securities outside of the United States (such as on a foreign exchange). These securities may either be determined to be liquid or illiquid pursuant to policies and guidelines established by the Company’s Board of Directors.

SECURITIES TRUSTS. Certain Funds may invest in securities trusts, which are investment trust vehicles that maintain portfolios comprised of underlying debt securities that are generally unsecured. These instruments are purchased in the cash markets and vary as to the type of underlying security, but include such underlying securities as corporate investment grade and high yield bonds and credit default swaps. Examples include TRAINS, TRACERS, CORE and funded CDX. Holders of interests in these structured notes receive income from the trusts in respect of principal or interest paid on the underlying securities. By investing in such notes, a Fund will indirectly bear its proportionate share of any expenses paid by such notes in addition to the expenses of such Fund.

Investments in these structured products are subject to the same risks that would be associated with direct investments in the underlying securities of the structured notes. These risks include substantial market price volatility resulting from changes in prevailing interest rates; default or bankruptcy of issuers of the underlying securities; subordination to the prior claims of banks and other senior lenders in the case of default; and early repayment by issuers during periods of declining interest rates because of mandatory call or redemption provisions. In addition, structured note products may have difficulty disposing of the underlying securities because of thin trading markets.

SHORT SALES RISK. Certain Funds may make short sales of securities, either as a hedge against potential declines in the value of a security or to realize appreciation when a security the Fund does not own declines in value. When a Fund engages in a short sale it sells a security it does not own at the then-current market price and then borrows the security (typically from a broker or other institution)to deliver to the buyer. The Fund is then obligated to buy the security on a later date so it can return the security to the lender (that is, it “covers” the short sale). While the Fund is borrowing the security, it will generally pay a fee to the lending broker and reimburse the broker for any dividends or other income paid on the security. Short sales, therefore, involve the risk that the Fund will incur a loss if it must buy a security at a higher price than the price at which the Fund sold the security short. A Fund may not always be able to borrow the security at a particular time or at an acceptable price, which may make it difficult or impossible for the Fund to effect its investment strategy.

A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. As such, if a Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities. A Fund would realize a gain on a short sale if the security declines in price between the date of the short sale and the date the Fund replaces the security. Further, the amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay to the lender in connection with the short sale. There can be no assurance that a Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and thus, could be unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.

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Until a Fund replaces a security sold short, it is required to maintain a segregated account of cash or liquid assets to cover its short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. The Fund must also maintain sufficient liquid assets (less any additional collateral held by the broker/lender) to cover the short sale obligation. This may limit the Fund's investment flexibility and its ability to meet redemption requests or other current obligations.

A Fund may take a short position in a security at the same time that other accounts managed by the Fund’s sub-adviser take a long position in the same security, or take a long position in a security at the same time that other accounts managed by the Fund’s sub-adviser take a short position in the same security. In addition, a Fund may from time to time take a long or short position in a particular equity security while simultaneously taking the opposite position with respect to an ETF that includes such particular equity security as a constituent. ETFs are baskets of securities that, like stocks, trade on exchanges such as the NYSE MKT LLC and the New York Stock Exchange. These and other transactions undertaken on behalf of other accounts managed by a Fund’s sub-adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a particular Fund.

Certain regulators in various countries throughout the world, including the United States, may from time to time impose limits or prohibitions on short sales of certain companies (e.g., financial institutions). These prohibitions, which may be temporary, could inhibit the ability of a Fund to sell securities short as part of its investment strategy.

A Fund employs a form of leverage when it invests the proceeds it receives from selling securities short. The use of leverage may increase a Fund’s exposure to the equity investments in its portfolio and magnify any change (positive or negative) in the Fund’s net asset value, which could increase the volatility of the Fund’s returns. A Fund’s use of leverage may not be successful and could cause the Fund to underperform the market or other funds. The Long/Short Global Equity Fund and Global All-Asset Fund may use short sales for “hedging” purposes, that is, to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the short sale outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the short sale will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Fund cannot guarantee that the use of leverage will produce a higher return on an investment or that its leveraging strategy will be successful, and the use of short sales may result in the underperformance of the Fund relative to broad market indices.

SMALL CAPITALIZATION SECURITIES. Certain Funds may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations. Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees. As a result, small capitalization securities are often less marketable than securities of larger or more well-established companies. Historically, small market capitalization securities and securities of recently organized companies are subject to increased price volatility due to: (i) less certain growth prospects; (ii) lower degrees of liquidity in the markets for such securities; (iii) thin trading that could result in the securities being sold at a discount or in small lots over an extended period of time; (iv) limited product lines, markets or financial resources; (v) dependence on a few key management personnel; (vi) increased sensitivity to changes in interest rates, borrowing costs and earnings; (vii) difficulty in obtaining information on smaller capitalization companies as compared with larger capitalization companies; (viii) greater sensitivity to changing economic conditions and increased risk of bankruptcy due to adverse developments or management changes affecting the company; and (ix) greater difficulty borrowing money to continue or expand operations. When a Fund invests in smaller company stocks that might trade infrequently, investors might seek to trade Fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as “price arbitrage”). If such price arbitrage were successful, it might interfere with the efficient management of a Fund’s portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of Fund shares held by other shareholders.

SOVEREIGN DEBT. In addition to the risks associated with investment in debt securities and foreign securities generally, investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, or otherwise meet its obligations, in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay, and there are no bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Further, if a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the

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sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future. In addition, the financial markets have recently seen an increase in volatility and adverse trends due to uncertainty surrounding the level and sustainability of sovereign debt of certain countries that are part of the European Union, including Greece, Spain, Ireland, Italy and Portugal. This has adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. Outside of the European Union, Iceland has also experienced adverse trends due to high debt levels and excessive lending.

A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities.  Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors.  The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund’s ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event, such as deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. See also “Foreign Investments” above.

STRUCTURED SECURITIES. Structured securities and other related instruments purchased by a Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate. Depending on the terms of the particular instrument and the nature of the underlying instrument, structured securities may be subject to equity market risk, commodity market risk, currency market risk or interest rate risk. Structured securities that do not involve any type of credit enhancement, are subject to credit risk that generally will be equivalent to that of the underlying instruments.  Credit enhanced securities will be subject to the credit risk associated with the provider of the enhancement. Certain Funds are permitted to invest in classes of structured securities that are either subordinated or unsubordinated with respect to the right to payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Certain issuers of such securities may be deemed to be “investment companies” as defined in the 1940 Act; therefore, a Fund’s investment in structured securities may be limited by certain investment restrictions contained therein. Structured securities may be leveraged, increasing the volatility of each structured security’s value relative to the change in the reference measure. Structured securities may also be more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

TAXABLE INCOME RISK. Taxable income risk is the risk that a Fund that seeks to provide investors with tax-exempt income may invest in securities or other instruments that produce income subject to income tax, including the Alternative Minimum Tax. A Fund's investments in municipal securities rely on the opinion of the issuer's bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after a Fund buys a security, the IRS may determine that a bond issued as tax-exempt should in fact be taxable and the Fund's dividends with respect to that bond might be subject to federal income tax. In addition, income from tax-exempt municipal securities could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the IRS, state tax authorities, or a court, or the non-compliant conduct of a bond issuer.

TO BE ANNOUNCED (TBA) TRANSACTIONS RISK. TBA investments include when-issued and delayed delivery securities and forward commitments. A Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. A Fund may sell the securities before the settlement date if the sub-adviser deems it advisable. Distributions attributable to any gains realized on such a sale are taxable to shareholders. When-issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. A Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. A Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If a Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises. A Fund may purchase or sell undrawn or delayed draw loans.

Short Sales of TBA Investments Risk. Certain Funds may also engage in shorting of TBAs. When a Fund enters into a short sale of a TBA investment it effectively agrees to sell at a future price and date a security it does not own. Although most TBA short sales transactions are closed before a Fund would be required to deliver the security, if the Fund does not close the position, such Fund may have to purchase the securities needed to settle the short sale at a higher price than anticipated, which would cause the Fund to lose money. A Fund may not always be able to purchase the securities required to settle a short sale at a particular time or at an attractive price. A Fund may incur increased transaction costs associated with selling TBA securities short. In addition, taking short positions in TBA securities results in a form of leverage, which could increase the volatility of the Fund’s returns.

USE AS UNDERLYING FUND RISK. A Fund may be an Underlying Fund of a mutual fund that pursues its investment goal by investing primarily in other mutual funds (“Fund of Funds structure”). A Fund of Funds structure could increase or decrease gains and could affect the timing, amount and character of distributions you receive from the Underlying Fund for investments you make

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directly in the Underlying Fund. An Underlying Fund may experience relatively large redemptions or investments as the fund that uses a Fund of Funds structure periodically reallocates or rebalances its assets. These transactions may cause the Underlying Fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. GOVERNMENT SECURITIES RISK. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.  U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Treasury Inflation-Protection Securities. Treasury inflation-protection securities ("TIPS") are U.S. Treasury securities designed to protect against inflation. The interest rate paid on TIPS is fixed. The principal value rises or falls semi-annually based on published changes to the Consumer Price Index. If inflation occurs, the principal amount will be adjusted upwards, resulting in increased interest payments. If deflation occurs, the principal amount will be adjusted downwards, resulting in lower interest payments. The principal amount payable at maturity will be the greater of the adjusted principal amount and the original principal amount. While U.S. Treasury securities are generally considered to have relatively little credit risk, they are subject to price fluctuations from changes in interest rates prior to their maturity.

VALUE INVESTING STYLE RISK. Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Value investing seeks to identify companies that are priced below their intrinsic or prospective worth. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. A value stock may decrease in price or may not increase in price as anticipated by the sub-adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, a Fund may underperform other equity funds that use different investing styles.

VOLATILITY RISK. Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.

WARRANTS AND RIGHTS RISK. Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a specific price during a specified period. Rights are similar to warrants but normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments. The market for warrants may be limited and it may be difficult for a Fund to sell a warrant promptly at an advantageous price.

ZERO COUPON SECURITIES. Zero-coupon securities pay no interest prior to their maturity date or another specified date in the future but are issued and traded at a discount to their face value. The discount varies as the securities approach their maturity date (or the date on which interest payments are scheduled to begin). While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. As with other fixed income securities, zero coupon bonds are subject to interest rate and credit risk. Some of these securities may be subject to substantially greater price fluctuations during periods of changing market rates than comparable securities that pay interest currently. Longer term zero coupon bonds have greater interest rate risk than shorter term zero coupon bonds.

PORTFOLIO TURNOVER.

During the fiscal years ended October 31, 2016 and October 31, 2015, the portfolio turnover rate for each Fund was as follows:

Fund	Portfolio Turnover 10/31/16	Portfolio Turnover 10/31/15
Emerging Markets Debt and Currency Fund	163%	207%
Tax-Aware Bond Fund	42%	36%

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Fund	Portfolio Turnover 10/31/16	Portfolio Turnover 10/31/15
Emerging Markets Equity Fund	47%	55%
Emerging Markets Multi-Sector Bond Fund[1]	147%	209%
Income Builder Fund	159%	130%
Global Strategic Bond Fund[2]	140%	73%
International Stock Fund	53%	45%
International Multi-Cap Value Fund	94%	90%
US Small Cap Opportunities Fund	51%	49%
US Small/Mid Cap Opportunities Fund	72%	56%

1.The portfolio turnover rate for the Fund is significantly lower in 2016 than 2015 due to increased trading related to currency volatility in 2015.

2.The portfolio turnover rate for the Fund is significantly higher in 2016 than 2015 due to increased trading in markets with high volatility in 2016.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund will publicly disclose its complete month-end portfolio holdings, except certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month.

Each Fund also will publicly disclose on its web site the largest ten holdings by issuer, in the case of equity funds, or largest ten issuers, in the case of fixed income funds, in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except Hartford Schroders Income Builder Fund will publicly disclose its largest ten fixed income issuers and equity holdings (and the percentage invested in each holding) (currently, Hartford Schroders Income Builder Fund). For purposes of the Top Ten holdings, the Funds will not include derivative positions. . In addition, any Fund may delay posting its holdings or may not post any holdings, if HFMC believes that would be in the best interests of the Fund and its shareholders.

HMFC and HFD and their affiliates may release or authorize others to release portfolio-related information (i.e., portfolio statistics, sector information and portfolio commentary) to third parties; provided however that if the portfolio-related information is deemed to be material in the reasonable judgment of the Funds’ Chief Compliance Officer (“CCO”) (or his designee) on the advice and counsel of the Funds’ Chief Legal Officer (or his designee), it shall be publicly disclosed prior to disclosure to a third-party.

The Funds may disclose portfolio holdings on a more frequent basis if (1) public disclosure of such holdings is made and both the Fund’s CCO and the Funds’ Chief Legal Officer approve the disclosure in accordance with the Fund’s disclosure policy; or (2) the nonpublic disclosure is made to a third-party that (i) has been approved by the CCO and at least one other Fund officer, based on a finding that the applicable Fund has a legitimate business purpose for the arrangement or practice and that it is in the interest of Fund shareholders, and (ii) is subject to an agreement with the appropriate confidentiality and/or non-trading provisions as determined by the CCO.  This requirement does not apply to portfolio holdings disclosure to the Funds’ service providers such as the custodian, transfer agent, sub-transfer agent, administrator, sub-administrator, independent registered public accounting firm, counsel, financial printer, proxy voting agent, lenders, and other entities that provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing (together, “Service Providers”), provided that the Service Provider is otherwise subject to the duty of confidentiality, imposed by law and/or contract.   The portfolio holdings information may be provided to the Service Providers as soon as the information is available.

In addition to Service Providers, a Fund’s investment manager or sub-adviser may disclose the Fund’s portfolio holdings to third-party vendors that provide analytical systems services to the Fund’s investment manager or sub-adviser on behalf of the Fund and to certain third-party industry information vendors, institutional investment consultants, and asset allocation service providers.  With respect to each of these entities, portfolio holdings information will be released only in accordance with the Fund’s disclosure policy.

Nothing contained herein is intended to prevent the disclosure of portfolio holdings or portfolio-related information as may be required by applicable laws and regulations. For example, the Funds or any of their affiliates or service providers may file any report required by applicable law, respond to requests from regulators, and comply with valid subpoenas. From time to time, a Fund may disclose portfolio holdings to other parties to the extent necessary in connection with actual or threatened litigation.

The “Hartford Funds” consist of the series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.  One or more of the Hartford Funds have entered into ongoing arrangements to disclose portfolio holdings to the following entities:

Bloomberg LP

Brown Brothers Harriman & Co.

Class Action Claims Management

Cognizant Technology Solutions

Confluence Technologies

Copal Partners (UK) Limited

FactSet Research Systems Inc.

Glass, Lewis & Company, LLC

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Lipper Inc.

Markit WSO Corporation

Merrill Lynch, Pierce, Fenner & Smith Incorporated

MSCI, Inc.

State Street Investment Management Solutions

State Street Bank and Trust Company

Syntel Inc.

Synthesis Technology

Wolters Kluwer Financial Service

Portfolio holdings are disclosed at various times to Lipper Inc. (on a monthly basis with a lag time of two days) in order to fulfill its obligations to the Hartford Funds.  Portfolio holdings are disclosed on a daily basis to Bloomberg LP, Brown Brothers Harriman & Co., Copal Partners (UK) Limited, FactSet Research Systems Inc., Glass Lewis & Company, Markit WSO Corporation (for certain Hartford Funds), MSCI, Inc., State Street Investment Management Solutions and Syntel Inc.  Portfolio holdings are disclosed to Class Action Claims Management, Synthesis Technology and Wolters Kluwer Financial Services on a monthly basis, with lag times of one day, two days, five days, and two days, respectively.  Portfolio holdings are disclosed to Confluence Technologies, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Synthesis Technology on a quarterly basis, with lag times of three, two and twelve business days, respectively. Portfolio holdings are disclosed to Cognizant Technology Solutions as needed, with no delay.  When purchasing and selling portfolio securities through broker-dealers, requesting bids on securities, or obtaining price quotations on securities, the Hartford Funds may disclose one or more of their portfolio securities to the party effecting the transaction or providing the information.

Additionally, each Fund, the Fund’s investment manager, the Fund’s distributor (collectively, “Hartford”) or the sub-adviser may provide oral or written information (“portfolio commentary”) about a Fund, including, but not limited to, how the Fund’s investments are divided among (i) various sectors, industries and countries; (ii) value and growth investments and small, mid and large-cap investments; (iii) stocks, bonds, currencies and cash; and, as applicable, (iv) types of bonds, bond maturities, bond coupons and bond credit quality ratings.  This portfolio commentary may also include information on factors that contributed to Fund performance, including these relative weightings.  Hartford or the sub-adviser may also provide oral or written information (“statistical information”) about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, beta, duration, maturity, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, tracking error, weighted average quality, market capitalization, percent debt to equity, dividend yield or growth, default rate, portfolio turnover, risk and style characteristics or other similar information.  This portfolio commentary and statistical information about a Fund may be based on the Fund’s most recent quarter-end portfolio, month-end or on some other interim period.  Portfolio commentary and statistical information may be available on the Hartford Funds’ website or may be provided to members of the press, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers, or current or potential shareholders in a Fund or their representatives.  The content and nature of the information provided to each of these persons may differ.

In no event will Hartford or the sub-adviser or any affiliate thereof be permitted to receive compensation or other consideration in connection with the disclosure of Fund portfolio holdings.

The CCO is responsible for addressing conflicts of interest between the interests of Fund shareholders, on the one hand, and the interests of the Funds’ investment manager, investment sub-adviser, principal underwriter, or any affiliated person of a Fund, its investment manager, investment sub-adviser, or its principal underwriter, on the other.  Every violation of the portfolio holdings disclosure policy must be reported to the Funds’ CCO.

The CCO is responsible for maintaining records under the Policy and will provide periodic reporting to the Board.

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FUND MANAGEMENT

The Board of Directors and officers of the Company, their business addresses, principal occupations for at least the past five years and years of birth are listed in the tables below. The Company’s Board of Directors (i) provides broad supervision over the affairs of the Company and the Funds and (ii) elects officers who are responsible for the day-to-day operations of the Funds and the execution of policies formulated by the Board of Directors. The first table below provides information about those directors who are deemed not to be “interested persons” of the Company, as that term is defined in the 1940 Act (i.e., “non-interested directors”), and the second table below provides information about the Company’s “interested” directors and the Company’s officers.

NON-INTERESTED DIRECTORS

NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH THE COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011. Ms. Ackermann has served as a Director of Dynegy, Inc. (an independent power company) from October 2012 to present and as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.	77	Ms. Ackermann serves as a Director of Dynegy, Inc. (a power company) (October 2012 to present) and as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.
LYNN S. BIRDSONG (1946)	Director	Since 2003	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and Aberdeen Islamic SICAV and Aberdeen Liquidity Fund (investment funds) (2016 to present). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	77	None

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NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH THE COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
CHRISTINE DETRICK (1958)	Director	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014 and Forest City Realty Trust (a real estate company) since November 2014. Previously, she was a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014 and a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	77	Ms. Detrick serves as a Director of Reinsurance Group of America (January 2014 to present) and Forest City Realty Trust (a real estate company) (November 2014 to present).

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NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH THE COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
DUANE E. HILL (1945)	Director	Since 2002	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	77	None
WILLIAM P. JOHNSTON (1944)	Director and Chairman of the Board	Director since 2005 and Chairman of the Board since 2015	In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.	77	None
PHILLIP O. PETERSON (1944)	Director	Since 2000	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	77	Mr. Peterson is a Trustee of the William Blair Funds (February 2007 to current) (22 funds overseen).

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NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH THE COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
LEMMA W. SENBET (1946)	Director	Since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

				77	None
*	The address for each Director is c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087. On or about April 24, 2017, the address of each Director will be c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
**	Term of Office: Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age.

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OFFICERS AND INTERESTED DIRECTORS

NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH THE COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
JAMES E. DAVEY*** (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey also serves as Chairman of the Board, President and Manager of Lattice Strategies LLC effective July 30, 2016. Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	77	N/A
ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker currently serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A
MICHAEL FLOOK (1965)	Vice President, Treasurer and Controller	Since 2015	Mr. Flook served as Assistant Treasurer for the Company, The Hartford Mutual Funds, Inc., The Hartford Alternative Strategies Fund, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014. Mr. Flook currently serves as an employee of HFMC.	N/A	N/A

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NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH THE COMPANY	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger currently serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG. Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC effective July 30, 2016. Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A
Joseph G. Melcher (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. He also serves as Chief Compliance Officer and Executive Vice President of Lattice Strategies LLC effective July 30, 2016. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A
VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer currently serves as Senior Vice President of Hartford Life Insurance Company (“HLIC”). He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Secretary	Since 2016	Ms. Pellegrino currently serves as Vice President of HLIC and HFMG. Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A
Laura S. Quade (1969)	Vice President	Since 2012	Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.	N/A	N/A
*	The address for each officer and Director is c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087. On or about April 24, 2017, the address of each officer and Director will be c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
**	Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.
***	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

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All directors and officers of The Hartford Mutual Funds II, Inc. also hold corresponding positions with The Hartford Mutual Funds, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Master Fund and Hartford Funds NextShares Trust, and certain officers hold corresponding positions with Hartford Funds Exchange-Traded Trust.

BOARD OF DIRECTORS. The Company has a Board of Directors. The Board is responsible for oversight of the Funds. The Board elects officers who are responsible for the day–to-day operations of the Funds. The Board oversees the investment manager and the other principal service providers of the Funds. The Board currently holds six regularly scheduled meetings throughout each year. In addition, the Board may hold special meetings at other times either in person or by telephone. As described in more detail below, the Board has established five standing committees that assist the Board in fulfilling its oversight responsibilities: the Audit Committee, Compliance Committee, Contracts Committee, Investment Committee and Nominating and Governance Committee (collectively, the “Committees”).

The Board is chaired by an Independent Director. The Independent Chairman (i) presides at Board meetings and participates in the preparation of agendas for the meetings, (ii) acts as a liaison with the Funds’ officers, investment manager and other directors between meetings and (iii) coordinates Board activities and functions with the Chairmen of the Committees. The Independent Chairman may also perform such other functions as may be requested by the Board from time to time. The Board has determined that the Board’s leadership and committee structure is appropriate because it provides a foundation for the Board to work effectively with management and service providers and facilitates the exercise of the Board’s independent judgment. In addition, the committee structure permits an efficient allocation of responsibility among the Directors.

The Board oversees risk as part of its general oversight of the Funds and risk is addressed as part of various Board and Committee activities. The Funds are subject to a number of risks, including investment, compliance, financial, operational and valuation risks. The Funds’ officers and service providers, which are responsible for the day to day operations of the Funds, apply risk management in conducting their activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds, and that it is not possible to develop processes and controls to eliminate all risks and their possible effects. The Audit Committee plays a lead role in receiving reports from management regarding risk assessment and management. In particular, the investment manager has established an internal committee focused on risk assessment and risk management related to the operations of the Funds and the investment manager, and the chairperson of that committee reports to the Audit Committee on a semi-annual basis (or more frequently if appropriate). Other committees also review matters relating to risk. The Compliance Committee assists the Board in overseeing the activities of the Funds’ CCO, and the CCO provides an annual report to the Compliance Committee and the Board regarding material compliance matters. The Compliance Committee and the Board receive and consider other reports from the CCO throughout the year. The Investment Committee assists the Board in overseeing investment matters. The Investment Committee receives reports from the investment manager relating to investment performance, including information regarding investment risk. The Audit Committee assists the Board in reviewing financial matters, including matters relating to financial reporting risks and valuation risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

STANDING COMMITTEES. The Board of Directors has established an Audit Committee, a Compliance Committee, a Contracts Committee, an Investment Committee and a Nominating and Governance Committee (formerly known as the Nominating Committee). The Company does not have a standing compensation committee. However, the Nominating and Governance Committee is responsible for making recommendations to the Board regarding the compensation of the non-interested members of the Board. The Board has adopted written charters for the Audit Committee and the Nominating and Governance Committee.

The Audit Committee currently consists of the following non-interested directors: Hilary E. Ackermann, William P. Johnston and Phillip O. Peterson. The Audit Committee (i) oversees the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) assists the Board of Directors in its oversight of the qualifications, independence and performance of the Funds’ independent registered public accounting firm; the quality, objectivity and integrity of the Funds’ financial statements and the independent audit thereof; and the performance of the Fund’s internal audit function; and (iii) acts as a liaison between the Funds’ independent registered public accounting firm and the full board. The Funds’ independent registered accounting firm reports directly to the Audit Committee, and the Audit Committee regularly reports to the Board.

Management is responsible for maintaining appropriate systems for accounting. The Company's independent registered public accounting firm is responsible for conducting a proper audit of the Company's financial statements and is ultimately accountable to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select (subject to ratification by the non-interested directors and Company shareholders, as required) and evaluate the Company's independent registered public accounting firm, to determine the compensation of the Company's independent registered public accounting firm and, when appropriate, to replace the Company's independent registered public accounting firm.

The Compliance Committee currently consists of Hilary E. Ackermann, William P. Johnston and Phillip O. Peterson. The Compliance Committee assists the Board in its oversight of the implementation by the Funds of policies and procedures that are reasonably designed to prevent the Funds from violating the Federal securities laws.

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The Contracts Committee currently consists of all non-interested directors of the Funds: Hilary E. Ackermann, Lynn S. Birdsong, Christine Detrick, Duane E. Hill, William P. Johnston, Phillip O. Peterson and Lemma W. Senbet. The Contracts Committee assists the Board in its consideration and review of fund contracts and the consideration of strategy-related matters.

The Investment Committee currently consists of Lynn S. Birdsong, Christine Detrick, Duane E. Hill and Lemma W. Senbet. The Investment Committee assists the Board in its oversight of the Funds’ investment performance and related matters.

The Nominating and Governance Committee currently consists of all non-interested directors of the Funds: Hilary E. Ackermann, Lynn S. Birdsong, Christine Detrick, Duane E. Hill, William P. Johnston, Phillip O. Peterson and Lemma W. Senbet. The Nominating and Governance Committee: (i) screens and selects candidates to the Board of Directors and (ii) periodically reviews and evaluates the compensation of the non-interested directors and makes recommendations to the Board of Directors regarding the compensation of, and expense reimbursement policies with respect to, non-interested directors. The Nominating and Governance Committee is also authorized to consider and make recommendations to the Board regarding governance policies, including, but not limited to, any retirement policy for non-interested directors. The Nominating and Governance Committee will consider nominees recommended by shareholders for non-interested director positions if a vacancy among the non-interested directors occurs and if the nominee meets the Committee’s criteria.

During the fiscal year ended October 31, 2016, the above referenced committees of the Company met the following number of times: Audit Committee — 5 times, Investment Committee — 5 times, Nominating and Governance Committee — 1 time, Contracts Committee — 1 time and Compliance Committee — 4 times.

All Directors and officers of the Company are also directors and officers of five other registered investment companies in the fund complex, which is comprised of those investment companies for which HFMC serves as investment adviser.

DIRECTOR QUALIFICATIONS. The governing documents for the Company do not set forth any specific qualifications to serve as a Director. The Charter for the Nominating and Governance Committee sets forth criteria that the Committee should consider as minimum requirements for consideration as an independent director, including: 15 years of business or academic experience in a management, administrative or other oversight capacity; a college degree or business experience equivalent to a college degree; an ability to invest in the Funds; a person of high ethical standards; and a person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of Fund shareholders.

The Board has concluded, based on each director’s experience, qualifications, attributes and/or skills, on an individual basis and in combination with those of other directors, that each director is qualified to serve as a director for the Funds. Among the attributes and skills common to all directors are the ability to review, evaluate and discuss information and proposals provided to them regarding the Funds, the ability to interact effectively with management and service providers, and the ability to exercise independent business judgment. Where applicable, the Board has considered the actual service of each director in concluding that the director should continue to serve. Each director’s ability to perform his or her duties effectively has been attained through the director’s education and work experience, as well as service as a director for the Funds and/or other entities. Set forth below is a brief description of the specific experience of each director. Additional details regarding the background of each director is included in the chart earlier in this section.

Hilary E. Ackermann. Ms. Ackermann has served as a director of the Company since September 2014. She has served as Chairman of the Compliance Committee since 2016. Ms. Ackermann has over twenty-five years of credit, financial and risk management experience, including serving as Chief Risk Officer at Goldman Sachs Bank USA.

Lynn S. Birdsong. Mr. Birdsong has served as a director of the Company since 2003. He has served as Co-Chairman of the Investment Committee since 2005 and Chairman of the Investment Committee since September 2014. Mr. Birdsong served in senior executive and portfolio management positions for investment management firms for more than twenty-five years. He has served as a director of other mutual funds for more than ten years.

Christine Detrick.  Ms. Detrick has served as a director of the Company since 2016. Ms. Detrick has over thirty years of experience leading and advising financial services companies and investors. She previously served as a director, head of the Americas financial services practice and senior advisor at a management consulting firm, and as the chief executive officer of a private savings bank.

Duane E. Hill. Mr. Hill has served as a director of the Company since 2001. He has served as the Chairman of the Nominating and Governance Committee since 2003. Mr. Hill has more than thirty-five years’ experience in senior executive positions in the banking, venture capital and private equity industries.

William P. Johnston. Mr. Johnston has served as a director of the Company since 2005.  He has served as Chairman of the Board of Directors of the Funds since 2015.  He served as Chairman of the Compliance Committee from 2005 to 2015 and has served as the Chairman of the Contracts Committee since 2015.  Mr. Johnston has more than forty years of experience in senior leadership positions in the health care, investment banking and legal professions.  He currently serves as an operating executive to a global private equity and other alternative asset investment firm and serves on other boards.  He previously served as managing director and head of investment banking, CEO and vice chairman for an investment bank.

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Phillip O. Peterson. Mr. Peterson has served as a director of the Company (including certain predecessor funds) since 2000. He has served as the Chairman of the Audit Committee since 2002. Mr. Peterson was a partner of a major accounting firm, providing services to the investment management industry. He has served as an independent president of a mutual fund complex, and he serves on another mutual fund board.

Lemma W. Senbet. Dr. Senbet has served as a director of the Company (including certain predecessor funds) since 2000. For more than thirty years, Dr. Senbet has served as a professor of finance, including serving as the Director of Center for Financial Policy and as the chair of the finance department at a major university. He has served the finance profession in various capacities, including as a director or officer of finance associations.

James E. Davey. Mr. Davey has served as a director of the Company since 2012 and President and Chief Executive Officer of the Funds since 2010. Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Senior Managing Director, Manager and Chairman of the Board of HFD. Mr. Davey also serves as Senior Managing Director, Chairman of the Board and Manager for HFMC. Mr. Davey joined The Hartford in 2002.

The following table discloses the dollar range of equity securities beneficially owned by each director as of December 31, 2016 (i) in each Fund and (ii) on an aggregate basis in any registered investment companies overseen by the director within the same family of investment companies.

NON-INTERESTED DIRECTORS

NAME OF DIRECTOR	FUNDS	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
Hilary E. Ackermann	U.S. Small/Mid Cap Opportunities Fund	$50,001–$100,000	$50,001–$100,000

Lynn S. Birdsong	None	None	Over $100,000

Christine Detrick	U.S. Small/Mid Cap Opportunities Fund	Over $100,000	Over $100,000

Duane E. Hill	None	None	Over $100,000

William P. Johnston	U.S. Small Cap Opportunities Fund	Over $100,000	Over $100,000

Phillip O. Peterson	U.S. Small Cap Opportunities Fund	$50,001–$100,000	Over $100,000

Lemma W. Senbet	None	None	Over $100,000

INTERESTED DIRECTORS

NAME OF DIRECTOR	FUNDS	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
James E. Davey	Emerging Markets Equity Fund	$10,001–$50,000	Over $100,000
	International Multi-Cap Value Fund	$10,001–$50,000
	US Small/Mid Cap Opportunities Fund	$10,001–$50,000
	International Stock Fund	$10,001–$50,000

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COMPENSATION OF OFFICERS AND DIRECTORS. The Funds pay a portion of the chief compliance officer’s compensation, but otherwise do not pay salaries or compensation to any of their officers or directors who are employed by Hartford Funds or its affiliates. The chart below sets forth the compensation paid by the Company to the following directors for the fiscal year ended October 31, 2016 and certain other information.

Name of Person, Position	Aggregate Compensation From the Funds	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex Paid To Directors*
Hilary E. Ackermann, Director	$0	$0	$0	$231,500
Lynn S. Birdsong, Director	$0	$0	$0	$257,500
Christine Detrick, Director**	$0	$0	$0	$208,946
Duane E. Hill, Director	$0	$0	$0	$267,000
Sandra S. Jaffee, Director***	$0	$0	$0	$275,000
William P. Johnston, Director	$0	$0	$0	$386,500
Phillip O. Peterson, Director	$0	$0	$0	$275,000
Lemma W. Senbet, Director	$0	$0	$0	$223,500

* As of October 31, 2016, four registered investment companies in the fund complex paid compensation to the Directors.

** Ms. Detrick became a Director of the Board on March 14, 2016.

*** Ms. Jaffee retired as a Director of the Board effective December 18, 2016.

The sales load for Class A shares of the Funds is waived for present and former officers, directors and employees of the Company, HFMC, The Hartford, the sub-adviser, the transfer agent and their affiliates. Such waiver is designed to provide an incentive for individuals that are involved and affiliated with the Funds and their operations to invest in the Funds. Present and former officers, directors and employees of the Company, HFMC, The Hartford, the sub-adviser, the transfer agent and their affiliates are also permitted to purchase Class I shares of the Funds. SDR shares are also available for purchase by current or retired officers, trustees and employees (and their spouses and dependents) of Schroders plc and its affiliates without minimum investment amounts.

The Company’s Articles of Incorporation provide that the Company to the full extent permitted by Maryland General Corporate Law and the federal securities laws shall indemnify the directors and officers of the Company. The Articles of Incorporation do not authorize the Company to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

54

CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS

As of February 1, 2017, to the knowledge of the Company’s management, except for U.S.Small Cap Opportunities Fund, the officers and directors of the Company as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund. As of February 1, 2017, the directors and officers of the Company, as a group, owned 80.68% of the outstanding shares of Class Y of the U.S.Small Cap Opportunities Fund. As of February 1, 2017, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of any class of a Fund. As of February 1, 2017, no shareholder owned Class T or Class F shares of the Funds.

Fund	Class A	Class C	Class I	Class SDR	Class R3	Class R4	Class R5	Class Y
HARTFORD SCHRODERS EMERGING MARKETS DEBT AND CURRENCY FUND
BAND & CO FBO US BANK NA MILWAUKEE WI	25.82%
CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS SAN FRANCISCO CA				6.62%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT		100%						100%
MAC & CO ATTN: MUTUAL FUND OPERATIONS PITTSBURGH PA			84.34%
MAC&CO PITTSBURGH PA	10.09%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ				57.44%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	12.04%			11.52%
PERSHING LLC JERSEY CITY NJ	33.92%
UBS WM USA WEEHAWKEN NJ				18.28%
VANGUARD FIDUCIARY TRUST COMPANY ATTN OUTSIDE FUNDS VALLEY FORGE PA			15.66%
HARTFORD SCHRODERS TAX-AWARE BOND FUND
BAND & CO FBO US BANK NA MILWAUKEE WI				8.52%
BETSY G ABELL TTEE TTEE FBO BETSY G ABELL HOUSTON TX			10.78%
CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS SAN FRANCISCO CA				10.52%
CHJ/EHJ FAMILY LIMITED PARTNERSHIP HOUSTON TX			8.83%
COMERICA BANK FBO DINGLE DETROIT MI				12.62%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT								100%
MLPF&S INC JACKSONVILLE FL				14.54%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ		17.87%		14.50%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	53.58%	54.78%		8.83%
PERSHING LLC JERSEY CITY NJ	13.10%	8.22%		6.06%

55

Fund	Class A	Class C	Class I	Class SDR	Class R3	Class R4	Class R5	Class Y
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		12.36%
THOMAS V FISCHER GREENVILLE SC			10.36%
UBS WM USA WEEHAWKEN NJ	23.81%			11.59%
WASHINGTON & CO C/O US BANK NA MILWAUKEE WI			49.84%
HARTFORD SCHRODERS EMERGING MARKETS EQUITY FUND
CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS SAN FRANCISCO CA	50.64%			5.70%
COMERICA BANK FBO DINGLE - ERISA DETROIT MI			7.10%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT					100%	100%	100%	100%
INTER-AMERICAN DEVELOPMENT BANK FOR ITS POSTRETIREMENT BENEFITS PLAN WASHINGTON DC			6.59%
MAC & CO ATTN MUTUAL FUND OPERATIONS PITTSBURGH PA			10.26%
MAC & CO ATTN MUTUAL FUND OPERATIONS PITTSBURGH PA			9.60%
MAC & CO ATTN MUTUAL FUND OPS PITTSBURGH PA			9.64%
MLPF&S INC JACKSONVILLE FL				55.40%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ	5.01%			8.65%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	17.31%		15.37%	14.79%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ	13.61%
SAXON & CO PHILADELPHIA PA			6.69%
UBS WM USA WEEHAWKEN NJ		90.33%
WELLS FARGO BANK NA FBO MULTICARE HEALTH - SCHRODER MMKT MINNEAPOLIS MN			17.04%
HARTFORD SCHRODERS EMERGING MARKETS MULTI-SECTOR BOND FUND
BLUE CROSS BLUE SHIELD OF MASSACHUSETTS INC* BOSTON MA			45.82%
BLUE CROSS BLUE SHIELD OF MASSACHUSETTS FDN INC BOSTON MA			8.73%
CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS SAN FRANCISCO CA	16.26%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT		100%			100%	100%	100%	100%
PERSHING LLC JERSEY CITY NJ	15.17%
SCHRODER US HOLDING INC** BERMUDA	49.67%		43.20%	14.21%
UBS WM USA WEEHAWKEN NJ	12.03%			84.95%

56

Fund	Class A	Class C	Class I	Class SDR	Class R3	Class R4	Class R5	Class Y
HARTFORD SCHRODERS INCOME BUILDER FUND
CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS SAN FRANCISCO CA	44.60%			30.60%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT		100%			100%	100%	100%	100%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ				7.94%
RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING MINNEAPOLIS MN	8.61%
SCHRODER US HOLDING INC** BERMUDA	35.22%		97.75%	18.44%
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS OMAHA NE	8.56%
UBS WM USA WEEHAWKEN NJ				41.97%
HARTFORD SCHRODERS GLOBAL STRATEGIC BOND FUND
BURFORD CONCRETE PRODUCTS INC JUNEAU AK	6.47%
CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS SAN FRANCISCO CA	77.76%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT		100%			100%	100%	100%	100%
IATSE NATIONAL PENSION FUND U/A NEW YORK NY			16.88%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	6.57%		46.67%
SAN FRANCISCO CULINARY BARTENDERS & SERVICE EMPLOYEES PENSION PLAN* SAN FRANCISCO CA			36.20%
SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC NEW YORK NY	9.21%			100%
HARTFORD SCHRODERS INTERNATIONAL STOCK FUND
CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS SAN FRANCISCO CA	10.94%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT		100%			100%	100%	100%	100%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ	40.45%			81.83%
MWRA RETIREMENT SYSTEM CHELSEA MA			42.54%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	18.97%		57.46%
TD AMERITRADE TRUST COMPANY DENVER CO				7.04%
HARTFORD SCHRODERS INTERNATIONAL MULTI-CAP VALUE FUND
ATTN MUTUAL FUNDS ADMIN C/O M&T BANK/WTC OAKS PA			5.34%
CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS SAN FRANCISCO CA	31.56%			21.74%

57

Fund	Class A	Class C	Class I	Class SDR	Class R3	Class R4	Class R5	Class Y
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT					100%	100%	100%	100%
MAC&CO PITTSBURGH PA			8.10%
MLPF&S INC JACKSONVILLE FL				5.31%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ		27.68%		8.52%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	16.83%		6.11%	36.22%
PERSHING LLC JERSEY CITY NJ	11.70%	23.32%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		6.24%
THE NORTHERN TRUST COMPANY AS CUSTODIAN FBO CITY OF MILWAUKEE-DV CHICAGO IL			11.05%
THE NORTHERN TRUST COMPANY AS TRUSTEE FBO KROGER CHICAGO IL			38.15%
UBS WM USA WEEHAWKEN NJ		38.04%		14.80%
WELLS FARGO BANK NA FBO CROWN CTF MINNEAPOLIS MN			8.96%
HARTFORD SCHRODERS US SMALL CAP OPPORTUNITIES FUND
BPS ENTERPRISES INC BILLY PAUL STRICKLAND DUDLEY NC		17.59%
CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS SAN FRANCISCO CA	20.55%			27.65%
EQUITABLE TRUST COMPANY NASHVILLE TN								96.42%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT					100%	100%	72.76%
JAMES A PARENTI TRUSTEE TTEE JAMES A PARENTI 401K PLAN TRUST EL DORADO HILLS CA							27.24%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ		7.83%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	7.23%			36.60%
PERSHING LLC JERSEY CITY NJ	53.28%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		14.49%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS ST LOUIS MO		12.73%
UBS WM USA WEEHAWKEN NJ		12.65%
VANGUARD FIDUCIARY TRUST COMPANY ATTN OUTSIDE FUNDS VALLEY FORGE PA			98.96%	6.42%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE SAINT LOUIS MO		8.94%
HARTFORD SCHRODERS US SMALL/MID CAP OPPORTUNITIES FUND

58

Fund	Class A	Class C	Class I	Class SDR	Class R3	Class R4	Class R5	Class Y
CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS SAN FRANCISCO CA	13.78%			11.73%
HARTFORD LIFE INSURANCE COMPANY ATTN: MARK STROGOFF HARTFORD CT					25.88%	70.94%	56.58%	100%
JAMES A PARENTI TRUSTEE TTEE JAMES A PARENTI 401K PLAN TRUST EL DORADO HILLS CA							43.42%
MLPF&S INC JACKSONVILLE FL				12.62%
MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ	7.48%	16.45%		11.10%	47.89%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	27.29%	11.87%		15.61%
NORTH SCOTTSDALE CHILDREN'S DENTISTRY PLLC 401K PLAN SCOTTSDALE AZ						29.06%
PAI TRUST COMPANY INC LYNAGH, ROLAND ASSOCIATES, LLC 401K DE PERE WI					26.23%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ		5.63%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL	8.78%	13.61%		8.26%
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS OMAHA NE	6.83%
UBS WM USA WEEHAWKEN NJ				6.45%
VANGUARD FIDUCIARY TRUST COMPANY ATTN OUTSIDE FUNDS VALLEY FORGE PA			68.94%
WELLS FARGO BANK NA FBO GENESIS FOUNDATION - MID CAP FUNDS MINNEAPOLIS MN			31.06%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO		40.27%		18.59%

* May be deemed to control the Fund because it owned beneficially more than 25% of the outstanding shares of the Fund

**Schroder US Holding Inc. whose principal office is located at 875 3rd Avenue, New York, NY 10022-6225 (“Schroders”), has made an investment in each of Hartford Schroders Emerging Markets Multi-Sector Bond Fund and Hartford Schroders Income Builder Fund. Schroders and each of SIMNA and SIMNA Ltd., sub-adviser and sub-subadviser, respectively, to Hartford Schroders Emerging Markets Multi-Sector Bond Fund and Hartford Schroders Income Builder Fund, are directly or indirectly owned by Schroders plc, a a global asset management company. For so long as Schroders has a greater than 25% interest in Hartford Schroders Emerging Markets Multi-Sector Bond Fund and Hartford Schroders Income Builder Fund, SIMNA and SIMNA Ltd. may be deemed "control persons" of Hartford Schroders Emerging Markets Multi-Sector Bond Fund and Hartford Schroders Income Builder Fund for purposes of the 1940 Act.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a fund. A control person may be able to take actions regarding a fund it controls without the consent or approval of other shareholders.

59

INVESTMENT MANAGEMENT ARRANGEMENTS

The Company, on behalf of the Funds, has entered into an investment management agreement with HFMC. The investment management agreement provides that HFMC, subject to the supervision and approval of the Company’s Board of Directors, is responsible for the management of each Fund. HFMC administers the business and affairs of the Company and the Funds and may retain and compensate sub-advisers that invest and reinvest the assets of the Funds pursuant to sub-advisory agreements with HFMC. In this regard, HFMC will, whether directly or through engagement of sub-advisers, regularly provide each Fund with research, advice and supervision, and will furnish continuously an investment program for each Fund consistent with the investment objectives and policies of the Fund. HFMC shall also monitor, supervise and oversee any sub-adviser. Among other services, HFMC: (i) provides and, as necessary, re-evaluates and updates the investment objectives and parameters, asset classes, and risk profiles of the Funds; (ii) determines, as permitted through the engagement of sub-advisers as the case may be, what securities and other financial instruments should be purchased for the Funds and the portion of the Funds' portfolios to be held in cash; (iii) monitors the Funds' performance and examines and recommends ways to improve performance; (iv) meets with and monitors sub-advisers to confirm their compliance with the Funds' investment strategies and policies and for their adherence to legal and compliance procedures; (v) researches and recommends sub-advisers or portfolio managers for the Funds; and (vi) reports to the Board on the performance of each Fund and recommends action as appropriate.

In addition, HFMC or its affiliate(s) provides administrative services to the Company and its Funds, including personnel, services, equipment and facilities and office space for proper operation of the Company and the Funds. Although HFMC, or its affiliates, have agreed to arrange for the provision of additional services necessary for the proper operation of the Company, each Fund pays for these services directly. Among other services, HFMC: (i) assists in all aspects of the Company's operations, including the supervision and coordination of service providers (e.g., the custodian, transfer agent or other shareholder servicing agents, accountants, and attorneys), and serves as the liaison between such service providers and the Board; (ii) drafts and negotiates agreements between service providers and the Company; (iii) prepares meeting materials for the Company's Board and produces such other materials as the Board may request; (iv) coordinates and oversees filings with the SEC; (v) develops and implements compliance programs for the Funds; (vi) provides day-to-day legal and regulatory support for the Funds; (vii) assists the Funds in the handling of regulatory examinations; and (viii) makes reports to the Board regarding the performance of the Funds' investment adviser.

With respect to each Fund, HFMC has entered into an investment sub-advisory agreement with SIMNA. Under the investment sub-advisory agreement, SIMNA, subject to the general supervision of the Company’s Board of Directors and HFMC, is responsible for (among other things) the investment and reinvestment of the assets of the Funds and furnishing each Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each Fund. With respect to the Emerging Markets Debt and Currency Fund, Emerging Markets Equity Fund, Emerging Markets Multi-Sector Bond Fund, Income Builder Fund, Global Strategic Bond Fund, International Stock Fund and International Multi-Cap Value Fund, SIMNA has entered into a secondary investment sub-advisory agreement with SIMNA Ltd. under which SIMNA Ltd. is responsible for (among other things) assisting SIMNA in the investment and reinvestment of the assets of such Funds and furnishing each such Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each such Fund.

As provided by the investment management agreement, each Fund pays HFMC an investment management fee that is accrued daily and paid monthly, equal on an annual basis to a stated percentage of each Fund’s average daily net assets. With respect to each of the Funds, HFMC (not any Fund) pays the sub-advisory fees to the sub-adviser and the sub-adviser, and not the Funds or HFMC, pays the sub-advisory fees to the secondary sub-adviser.

MANAGEMENT FEES

Each Fund pays a monthly management fee to HFMC based on a stated percentage of the Fund’s average daily net asset value as follows:

Emerging Markets Debt and Currency Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.950%
Next $4 billion	0.900%
Next $5 billion	0.890%
Amount over $10 billion	0.885%

Tax-Aware Bond Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.450%
Next $4 billion	0.430%
Next $5 billion	0.425%
Amount over $10 billion	0.420%

60

Emerging Markets Equity Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	1.050%
Next $4 billion	1.000%
Next $5 billion	0.990%
Amount over $10 billion	0.985%

Emerging Markets Multi-Sector Bond Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.700%
Next $4 billion	0.650%
Next $5 billion	0.640%
Amount over $10 billion	0.635%

Income Builder Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.700%
Next $4 billion	0.680%
Next $5 billion	0.670%
Amount over $10 billion	0.665%

Global Strategic Bond Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.660%
Next $4 billion	0.580%
Next $5 billion	0.555%
Amount over $10 billion	0.545%

International Stock Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.750%
Next $4 billion	0.700%
Next $5 billion	0.690%
Amount over $10 billion	0.685%

International Multi-Cap Value Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.770%
Next $4 billion	0.720%
Next $5 billion	0.710%
Amount over $10 billion	0.705%

US Small Cap Opportunities Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.900%
Next $4 billion	0.890%
Next $5 billion	0.880%
Amount over $10 billion	0.870%

US Small/Mid Cap Opportunities Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.850%
Next $4 billion	0.800%
Next $5 billion	0.790%
Amount over $10 billion	0.785%

61

ADVISORY FEE PAYMENT HISTORY

Prior to October 24, 2016, SIMNA provided investment advisory services to the Predecessor Funds pursuant to investment advisory agreements with SIMNA. The following chart shows, for the period October 24, 2016 through October 31, 2016, (i) the gross and net amount of advisory fees paid by each Fund to HFMC, as investment adviser from October 24, 2016 to October 31, 2016; and (ii) the net aggregate sub-advisory fees paid to SIMNA and its affiliates from October 24, 2016 through October 31, 2016.

Fund Name	Gross Fees Payable to HFMC (October 24, 2016 through October 31, 2016)	Investment Advisory Fee Waiver (October 24, 2016 through October 31, 2016)	Net Fees Payable to HFMC (October 24, 2016 through October 31, 2016)	Net Aggregate Sub-Advisory fees Paid to SIMNA and its affiliates (October 24, 2016 through October 31, 2016)	% Net Aggregate Sub- advisory Fees Paid to SIMNA and its affiliates (October 24, 2016 through October 31, 2016)
Emerging Markets Debt and Currency Fund	$ 22,125	$ -	$ 22,125	$ 13,275	0.57%
Tax-Aware Bond Fund	$ 19,438	$ -	$ 19,438	$ 7,343	0.17%
Emerging Markets Equity Fund	$ 457,553	$ -	$ 457,553	$ 257,802	0.58%
Emerging Markets Multi-Sector Bond Fund	$ 11,931	$ -	$ 11,931	$ 6,647	0.39%
Income Builder Fund	$ 5,050	$ -	$ 5,050	$ 2,525	0.35%
Global Strategic Bond Fund	$ 12,790	$ -	$ 12,790	$ 7,364	0.38%
International Stock Fund	$ 35,893	$ -	$ 35,893	$ 16,750	0.35%
International Multi-Cap Value Fund	$ 90,751	$ -	$ 90,751	$ 42,429	0.36%
US Small Cap Opportunities Fund	$ 30,281	$ -	$ 30,281	$ 15,141	0.45%
US Small/Mid Cap Opportunities Fund	$ 48,063	$ -	$ 48,063	$ 22,618	0.40%

The following chart shows for the period November 1, 2015 through October 23, 2016, (i) the amount of advisory fees paid by each Predecessor Fund to its investment adviser, SIMNA, and (ii) the aggregate amount of sub-advisory fees, if any, paid by the Predecessor Fund’s investment adviser, with respect to each applicable Predecessor Fund, to SIMNA Ltd., an affiliated sub-adviser of SIMNA.

Fund Name	Gross Fees Payable to SIMNA (November 1, 2015 to October 23, 2016)	Investment Advisory Fee Waiver (November 1, 2015 to October 23, 2016)	Net Fees Paid to SIMNA (November 1, 2015 to October 23, 2016)	Net Aggregate Sub- advisory Fees Paid to SIMNA Ltd. (November 1, 2015 to October 23, 2016)
Emerging Markets Debt and Currency Fund	$ 709,286	$ -	$ 709,286	$ 234,230
Tax-Aware Bond Fund	$ 430,284	$ -	$ 430,284	N/A
Emerging Markets Equity Fund	$ 12,551,257	$ -	$ 12,551,257	$ 5,726,230

62

Fund Name	Gross Fees Payable to SIMNA (November 1, 2015 to October 23, 2016)	Investment Advisory Fee Waiver (November 1, 2015 to October 23, 2016)	Net Fees Paid to SIMNA (November 1, 2015 to October 23, 2016)	Net Aggregate Sub- advisory Fees Paid to SIMNA Ltd. (November 1, 2015 to October 23, 2016)
Emerging Markets Multi-Sector Bond Fund	$ 343,894	$ 45,852	$ 298,042	N/A
Income Builder Fund	$ 155,143	$ -	$ 155,143	N/A
Global Strategic Bond Fund	$ 386,082	$ -	$ 386,082	$ 46,829
International Stock Fund	$ 1,245,116	$ 155,638	$ 1,089,478	$ 400,790
International Multi-Cap Value Fund	$ 2,319,176	$ 434,849	$ 1,884,326	$ 672,527
US Small Cap Opportunities Fund	$ 1,184,927	$ 118,366	$ 1,066,561	N/A
US Small/Mid Cap Opportunities Fund	$ 983,869	$ 196,775	$ 787,095	N/A

The following charts show, for fiscal years ended October 31, 2015 and October 31, 2014, respectively, (i) the amount of advisory fees paid by each Predecessor Fund to its investment adviser, SIMNA, and (ii) the aggregate amount of sub-advisory fees, if any, paid by the Predecessor Fund’s investment adviser, with respect to each applicable Predecessor Fund, to SIMNA Ltd., an affiliated sub-adviser of SIMNA.

Fund Name	Gross Fees Payable to SIMNA 2015	Investment Advisory Fee Waiver 2015	Net Fees Paid to SIMNA 2015	Net Aggregate Sub- advisory Fees Paid to SIMNA Ltd. 2015
Emerging Markets Debt and Currency Fund	$ 1,392,936	$ 312,128	$ 1,080,808	$675,346
Tax-Aware Bond Fund	$ 88,651	$ 254,286	- $ 165,635	—
Emerging Markets Equity Fund	$ 11,265,351	$ 1,100,069	$ 10,165,282	$4,778,158
Emerging Markets Multi-Sector Bond Fund	$ 0	$ 223,572	- $223,572	—
Income Builder Fund	$ 0	$ 177,209	- $ 177,209	$0
Global Strategic Bond Fund	$ 345,492	$ 275,537	$ 69,955	$0
International Stock Fund	$ 953,618	$ 430,561	$ 523,057	$312,514
International Multi-Cap Value Fund	$ 1,425,495	$ 910,216	$ 515,279	$347,354
US Small Cap Opportunities Fund	$ 1,312,521	$ 43,839	$ 1,268,682	—
US Small/Mid Cap Opportunities Fund	$ 273,319	$ 333,251	- $ 59,932	—

63

Fund Name	Gross Fees Payable to SIMNA 2014	Investment Advisory Fee Waiver 2014	Net Fees Paid to SIMNA 2014	Net Aggregate Sub- advisory Fees Paid to SIMNA Ltd. 2014
Emerging Markets Debt and Currency Fund	$ 1,980,929	$ 54,144	$ 1,926,785	$810,589
Tax-Aware Bond Fund	$ 104,724	$ 205,365	- $ 100,641	—
Emerging Markets Equity Fund	$ 11,145,372	$ 176,600	$ 10,968,772	$3,772,644
Emerging Markets Multi-Sector Bond Fund	$ 0	$ 238,986	- $ 238,986	—
Income Builder Fund*	$ 0	$ 113,125	- $ 113,125	$0
Global Strategic Bond Fund*	$ 0	$ 104,157	- $ 104,157	$0
International Stock Fund	$ 1,408,042	$ 146,448	$ 1,261,594	$1,061,532
International Multi-Cap Value Fund	$ 1,209,535	$ 398,076	$ 811,459	$750,997
US Small Cap Opportunities Fund	$ 1,418,174	N/A	$ 1,418,174	—
US Small/Mid Cap Opportunities Fund	$ 445,098	$ 219,564	$ 225,534	—

* From June 23, 2014 (commencement of operations) through October 31, 2014.

HFMC has contractually agreed to limit the expenses of certain classes of each of the following Funds by reimbursing expenses (exclusive of taxes, interest expenses, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) to the extent necessary to maintain total annual fund operating expenses as follows:

FUND NAME	CLASS A	CLASS T	CLASS C	CLASS I	CLASS SDR	CLASS R3	CLASS R4	CLASS R5	CLASS Y	CLASS F
Emerging Markets Debt and Currency Fund	1.40%	1.40%	2.15%	1.15%	1.00%	--	--	--	1.05%	1.00%
Tax-Aware Bond Fund[1]	0.71%	0.71%	1.59%	0.46%	0.46%	--	--	--	0.54%	0.46%
Emerging Markets Equity Fund	1.50%	1.50%	2.25%	1.25%	1.10%	1.80%	1.50%	1.20%	1.15%	1.10%
Emerging Markets Multi-Sector Bond Fund	1.15%	1.15%	1.90%	0.90%	0.75%	1.45%	1.15%	0.85%	0.80%	0.75%
Income Builder Fund[1]	1.10%	1.10%	1.90%	0.85%	0.70%	1.45%	1.15%	0.85%	0.80%	0.70%
Global Strategic Bond Fund[1]	1.04%	1.04%	1.86%	0.79%	0.64%	1.41%	1.11%	0.81%	0.76%	0.64%
International Stock Fund	1.20%	1.20%	1.95%	0.95%	0.80%	1.50%	1.20%	0.90%	0.85%	0.80%
International Multi-Cap Value Fund[1]	1.15%	1.15%	1.97%	0.90%	0.75%	1.52%	1.22%	0.92%	0.87%	0.75%
US Small Cap Opportunities Fund	1.35%	1.35%	2.10%	1.10%	0.95%	1.65%	1.35%	1.05%	1.00%	0.95%
US Small/ Mid Cap Opportunities Fund	1.30%	1.30%	2.05%	1.05%	0.90%	1.60%	1.30%	1.00%	0.95%	0.90%

1       The contractual arrangement will remain in effect until October 24, 2018 and is not subject to automatic renewal.

Each contractual arrangement, except as indicated in the table above, will remain in effect until October 24, 2018 and shall renew automatically for one-year terms unless HFMC provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Company.

Pursuant to the investment management agreement and investment sub-advisory agreement, neither HFMC nor the sub-adviser is liable to the Funds or their shareholders for an error of judgment or mistake of law or for a loss suffered by the Funds in connection with the matters to which their respective agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of HFMC or the sub-adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable agreement. The sub-adviser has agreed to indemnify HFMC to the fullest extent permitted by law against any and all loss, damage, judgment, fines, or awards paid in settlement and attorneys’ fees incurred by HFMC, which

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result in whole or in part from the sub-adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties as specifically set forth in the sub-advisory agreement.

HFMC, whose business address is 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087, was organized in 2012. On or about April 24, 2017, HFMC’s principal business address will change to 690 Lee Road, Wayne, PA 19087. Excluding affiliated funds of funds, as of December 31, 2016, the Investment Manager had approximately $97.4 billion (or approximately $81.5 billion additionally excluding certain annuity products) in discretionary and non-discretionary assets under management.

SIMNA (itself and its predecessors) has been an investment manager since 1962, and serves as investment adviser to mutual funds and a broad range of institutional investors. Schroders plc, SIMNA’s ultimate parent, is a global asset management company, which had investment management authority with respect to approximately $487.1 billion in assets as of September 30, 2016. Schroders plc and its affiliates (“Schroders”) have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company with numerous portfolio managers and analysts covering the world’s investment markets.

HFMC also provides the Funds with accounting services pursuant to a fund accounting agreement by and between the Company, on behalf of its Funds, and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company. The costs and expenses of such delegation are borne by HFMC, not by the Funds. In consideration of services rendered and expenses assumed pursuant to this agreement, each Fund pays HFMC a fee calculated at the following annual rate based on its average daily net assets shown below.

Emerging Markets Multi-Sector Bond Fund,

Emerging Markets Equity Fund, Global Strategic Bond Fund,

International Stock Fund, Income Builder Fund,

International Multi-Cap Value Fund

Average Daily Net Assets	Annual Fee
First $3.5 billion	0.018%
Next $3.5 billion	0.014%
Amount Over $7 billion	0.010%

Tax-Aware Bond Fund, Emerging Markets Debt and Currency Fund,

US Small Cap Opportunities Fund, US Small/Mid Cap Opportunities Fund

Average Daily Net Assets	Annual Fee
First $3.5 billion	0.014%
Next $3.5 billion	0.012%
Amount Over $7 billion	0.010%

The following table reflects the amounts paid to HFMC for fund accounting services for the period October 24, 2016 through October 31, 2016.

FUND NAME	October 24, 2016 through October 31, 2016
Emerging Markets Debt and Currency Fund	$ 582
Tax-Aware Bond Fund	$ 778
Emerging Markets Equity Fund	$ 11,097
Emerging Markets Multi-Sector Bond Fund	$ 426
Income Builder Fund	$ 180
Global Strategic Bond Fund	$ 484
International Stock Fund	$ 957
International Multi-Cap Value Fund	$ 2,357
US Small Cap Opportunities Fund	$ 471
US Small/Mid Cap Opportunities Fund	$ 679

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In addition, prior to October 24, 2016, each Predecessor Fund, under an amended administration and accounting agreement with SEI Investments Global Funds Services (“SEI”), paid SEI for such services. The following table reflects the amounts paid by the Predecessor Funds to SEI under the amended administration and accounting agreement for the period November 1, 2015 through October 23, 2016 and the fiscal years ended 2015 and 2014.

FUND NAME	November 1, 2015 through October 23, 2016	2015	2014
Emerging Markets Debt and Currency Fund	$61,317	$147,205	$176,116
Tax-Aware Bond Fund	$101,418	$80,739	$73,232
Emerging Markets Equity Fund	$976,217	$960,730	$881,983
Emerging Markets Multi-Sector Bond Fund	$35,637	$23,166	$24,041
Income Builder Fund*	$20,125	$22,935	$6,829	*
Global Strategic Bond Fund*	$54,637	$87,725	$7,075	*
International Stock Fund	$121,096	$134,446	$151,451
International Multi-Cap Value Fund	$225,387	$226,849	$156,511
US Small Cap Opportunities Fund	$92,214	$105,390	$110,555
US Small/Mid Cap Opportunities Fund	$76,338	$47,130	$51,825

* From June 23, 2014 (commencement of operations) through October 31, 2014.

TRANSFER AGENT

HASCO, located at 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087 (690 Lee Road, Wayne, PA 19087 beginning on or about April 24, 2017), is the transfer agent for each Fund. As transfer agent, HASCO, among other things, receives and processes purchase and redemption orders, effects transfers of shares, prepares and transmits payments for dividends and distributions, and maintains records of account. For its services, HASCO is paid a fee based on assets or number of accounts, depending on the class of shares.

Pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Funds. BFDS is located at 2000 Crown Colony Drive, Quincy, MA 02169.

PORTFOLIO MANAGERS

OTHER ACCOUNTS SUB-ADVISED OR MANAGED BY SCHRODERS PORTFOLIO MANAGERS

The following table lists the number and types of other accounts sub-advised or managed by Schroders’ portfolio managers and assets under management in those accounts as of October 31, 2016:

PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	Number of Accounts where Advisory Fee is Based on Account Performance	Total Assets in Accounts where Advisory Fee is Based on Account Performance (in millions)
Emerging Markets Debt and Currency Fund
Guillermo Baseccia
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	5	$4,240.0	0	$0
Other Accounts	0	$0	0	$0
Nick Brown
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	5	$4,240.0	0	$0
Other Accounts	0	$0	0	$0
Abdallah Guezour
Registered Investment Companies	0	$0	0	$0

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PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	Number of Accounts where Advisory Fee is Based on Account Performance	Total Assets in Accounts where Advisory Fee is Based on Account Performance (in millions)
Other Pooled Investment Vehicles	5	$4,240.0	0	$0
Other Accounts	0	$0	0	$0
Tax-Aware Bond Fund
Julio C. Bonilla
Registered Investment Companies	6	$925.2	0	$0
Other Pooled Investment Vehicles	3	$1,283.3	0	$0
Other Accounts	160	$14,714.3	4	$158.0
Andrew B.J. Chorlton
Registered Investment Companies	6	$925.3	0	$0
Other Pooled Investment Vehicles	3	$1,283.3	0	$0
Other Accounts	160	$14,714.3	4	$158.0
Edward H. Jewett
Registered Investment Companies	6	$925.3	0	$0
Other Pooled Investment Vehicles	3	$1,283.3	0	$0
Other Accounts	160	$14,714.3	4	$158.0
Richard A. Rezek, Jr.
Registered Investment Companies	6	$925.3	0	$0
Other Pooled Investment Vehicles	10	$3,676.8	0	$0
Other Accounts	194	$19,740.6	4	$158.0
Neil G. Sutherland
Registered Investment Companies	6	$925.3	0	$0
Other Pooled Investment Vehicles	3	$1,283.3	0	$0
Other Accounts	160	$14,714.3	4	$158.0
Emerging Markets Equity Fund
Robert Davy
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	8	$6,521.0	0	$0
Other Accounts	26	$13,881.0	5	$2,956.0
James Gotto
Registered Investment Companies	1	$16.0	0	$0
Other Pooled Investment Vehicles	8	$6,586.0	0	$0
Other Accounts	26	$13,881.0	5	$2,956.0
Waj Hashmi
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	9	$7,935.0	0	$0
Other Accounts	27	$13,999.0	5	$2,956.0
Tom Wilson

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PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	Number of Accounts where Advisory Fee is Based on Account Performance	Total Assets in Accounts where Advisory Fee is Based on Account Performance (in millions)
Registered Investment Companies	2	$82.0	0	$0
Other Pooled Investment Vehicles	18	$10,741.0	0	$0
Other Accounts	28	$14,070.0	5	$2,956.0
Nicholas Field
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	9	7,111.0	0	$0
Other Accounts	26	13,881.0	5	$2,956.0
Emerging Markets Multi-Sector Bond Fund
Jim Barrineau
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	24	$1,739.7	0	$0
Other Accounts	3	$371.8	0	$0
Fernando Grisales
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	24	$1,739.7	0	$0
Other Accounts	3	$371.8	0	$0
Income Builder Fund
Aymeric Forest
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	4	$5,373.0	1	$156.0
Other Accounts	6	$2,058.0	6	$2,058.0
Global Strategic Bond Fund
Paul Grainger
Registered Investment Companies	1	$70.7	0	$0
Other Pooled Investment Vehicles	16	$11,494.8	0	$0
Other Accounts	27	$11,673.5	0	$0
Bob Jolly
Registered Investment Companies	1	$70.7	0	$0
Other Pooled Investment Vehicles	5	$4,473.2	0	$0
Other Accounts	16	$9,109.3	0	$0
Thomas Sartain
Registered Investment Companies	1	$70.7	0	$0
Other Pooled Investment Vehicles	17	$12,525.6	0	$0
Other Accounts	30	$13,538.9	0	$0
James Lindsay-Fynn
Registered Investment Companies	1	$70.7	0	$0
Other Pooled Investment Vehicles	17	$12,525.6	0	$0

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PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	Number of Accounts where Advisory Fee is Based on Account Performance	Total Assets in Accounts where Advisory Fee is Based on Account Performance (in millions)
Other Accounts	26	$11,345.7	0	$0
International Stock Fund
James Gautrey
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$101.8	0	$0
Other Accounts	10	$1,882.3	0	$0
Simon Webber
Registered Investment Companies	3	$9,753.0	2	$9,478.7
Other Pooled Investment Vehicles	8	$1,762.4	0	$0
Other Accounts	23	$4,830.4	2	$672.8
International Multi-Cap Value Fund
Justin Abercrombie
Registered Investment Companies	3	$1,340.3	0	$0
Other Pooled Investment Vehicles	24	$18,016.3	15	$1,922.9
Other Accounts	41	$20,733.0	11	$2,801.0
Stephen Langford
Registered Investment Companies	3	$1,340.3	0	$0
Other Pooled Investment Vehicles	24	$18,016.3	15	$1,922.9
Other Accounts	41	$20,733.0	11	$2,801.0
Michael O’Brien
Registered Investment Companies	3	$1,340.3	0	$0
Other Pooled Investment Vehicles	24	$18,016.3	15	$1,922.9
Other Accounts	41	$20,733.0	11	$2,801.0
US Small Cap Opportunities Fund
US Small/Mid Cap Opportunities Fund
Jenny Jones
Registered Investment Companies	1	$263.6	0	$0
Other Pooled Investment Vehicles	6	$4,553.5	0	$0
Other Accounts	3	$839.3	1	$305.6

CONFLICTS OF INTEREST BETWEEN THE FUNDS SUB-ADVISED BY SCHRODERS’ PORTFOLIO MANAGERS AND OTHER ACCOUNTS

Whenever a portfolio manager of a Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to a Fund may be seen itself to constitute a conflict with the interest of the Fund.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by a Fund. Securities selected for funds or accounts other than such Fund may

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outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION OF SCHRODERS’ PORTFOLIO MANAGERS

Schroders receives a fee based on the assets under management of each Fund as set forth in the Investment Sub-Advisory Agreement between SIMNA and HFMC on behalf of each Fund. Schroders pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended October 31, 2016.

Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Funds’ portfolio managers are compensated for their services to the Funds and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Base salary of Schroders’ employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. The portfolio managers’ base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

Each portfolio manager’s bonus is based in part on performance. Discretionary bonuses for portfolio managers may be comprised of an agreed contractual floor, a revenue component and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the bonus to pre-bonus profit ratio before tax and the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods), the level of funds under management, and the level of performance fees generated, if any. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroders Funds. These deferrals vest over a period of three years and are designed to ensure that the interests of the employees are aligned with those of the shareholders of Schroders.

For the purposes of determining the portfolio managers’ bonuses, the relevant external benchmarks for performance comparison include: MSCI Emerging Markets Index (Net) for Messrs. Gotto, Hashmi, Davy, Wilson and Field as portfolio managers of Emerging Markets Equity Fund; a blend of international benchmarks for Messrs. Webber  and Gautrey as portfolio managers of International Stock Fund; MSCI EAFE Index (Net) and MSCI ACWI ex USA Index (Net) for Messrs. Abercrombie, Langford and O’Brien as portfolio managers of International Multi-Cap Value Fund; Russell 2000 Index and Russell 2500 Index for Ms. Jones as portfolio manager of US Small Cap Opportunities Fund and US Small/Mid Cap Opportunities Fund, respectively; and J.P. Morgan EMBI Global Diversified, J.P. Morgan CEMBI Broad Diversified, and J.P. Morgan GBI-EM Global Diversified for Messrs. Barrineau and Grisales as portfolio managers of Emerging Markets Multi-Sector Bond Fund. For Messrs.  Besaccia, Brown, and Guezour as portfolio managers for Emerging Markets Debt and Currency Fund, performance is measured based on the Fund achieving a gross annualized 10% return with no negative performance during the previous 12-month period. Messrs. Chorlton, Jewett, Rezek, Sutherland, and Bonilla, as portfolio managers for Tax-Aware Bond Fund, will be eligible to receive long-term incentive compensation at certain milestones over a four-year period from the date of the reorganization of the STW Broad Tax-Aware Value Bond Fund, a series of The Advisors’ Inner Circle Fund II into Schroder Broad Tax-Aware Value Bond Fund on June 24, 2013 pursuant to an Agreement and Plan of Reorganization dated May 3, 2013. For Mr. Forest as portfolio manager for Income Builder Fund, and for Messrs. Grainger, Jolly, Sartain and Lindsay-Fynn as portfolio manager for the Global Strategic Bond Fund, performance is measured based on the applicable Fund achieving internal targets for yield, return and volatility during the previous 12-month period.

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EQUITY SECURITIES BENEFICIALLY OWNED BY SCHRODERS PORTFOLIO MANAGERS

For the fiscal year ended October 31, 2016,  none of the Schroders managers beneficially owned securities in the Funds they managed, except as follows:

PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Jim Barrineau	Emerging Markets Multi-Sector Bond Fund	Over $100,000
Fernando Grisales	Emerging Markets Multi-Sector Bond Fund	$50,001 - $100,000
Jenny Jones	U.S. Small Cap Opportunities Fund U.S. Small/Mid Cap Opportunities Fund	$50,001 - $100,000 $50,001 - $100,000
Michael O’Brien	International Multi-Cap Value Fund	Over $100,000

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities.

Subject to any policy established by the Company’s Board of Directors and HFMC, the sub-adviser is primarily responsible for the investment decisions of each Fund and the placing of its portfolio transactions. In placing brokerage orders, it is the policy of each Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While the sub-adviser generally seeks reasonably competitive spreads or commissions, the Funds do not necessarily pay the lowest possible spread or commission. HFMC may instruct the sub-adviser to direct certain brokerage transactions, using best efforts, subject to obtaining best execution, to broker/dealers in connection with a commission recapture program used to defray fund expenses for the Funds.

The sub-adviser generally deals directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. In addition, the sub-adviser may effect certain “riskless principal” transactions through certain dealers in the over-the-counter market under which commissions are paid on such transactions. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

While the sub-adviser seeks to obtain the most favorable net results in effecting transactions in a Fund’s portfolio securities, broker-dealers who provide investment research to the sub-adviser may receive orders for transactions from the sub-adviser. Such research services ordinarily consist of assessments and analyses of or affecting the business or prospects of a company, industry, economic sector or financial market. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the sub-adviser may cause a Fund to pay a broker-dealer that provides brokerage and research services (as defined in the 1934 Act) to the sub-adviser an amount in respect of securities transactions for the Fund in excess of the amount that another broker-dealer would have charged in respect of that transaction. See “Soft Dollar Practices” below.

To the extent that accounts managed by the sub-adviser are simultaneously engaged in the purchase of the same security as a Fund, then, as authorized by the Company’s Board of Directors, available securities may be allocated to the Fund and another client account and may be averaged as to price in a manner determined by the sub-adviser to be fair and equitable. Such allocation and pricing may affect the amount of brokerage commissions paid by such Funds. In some cases, this system might adversely affect the price paid by a Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for a Fund (for example, in the case of a small issue).

Accounts managed by the sub-adviser (or its affiliates) may hold securities also held by a Fund. Because of different investment objectives or other factors, a particular security may be purchased by the sub-adviser for one client when one or more other clients are selling the same security.

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For the fiscal years ended October 31, 2016, October 31, 2015 and October 31, 2014, the Funds paid the following brokerage commissions:

FUND NAME	2016	2015	2014
Tax-Aware Bond Fund	$ 1,947	N/A	N/A
Emerging Markets Equity Fund	$ 1,690,316	$ 1,790,880	$ 2,271,920
Emerging Markets Multi-Sector Bond Fund	$ 115	N/A	N/A
Income Builder Fund	$ 17,166	$ 14,721	$ 1,169*
Global Strategic Bond Fund	$ 16,487	N/A	N/A
International Stock Fund	$ 118,470	$ 141,076	$ 244,582
International Multi-Cap Value Fund	$ 316,463	$ 270,975	$ 180,918
US Small Cap Opportunities Fund	$ 177,696	$ 181,820	$ 284,335
US Small/Mid Cap Opportunities Fund	$ 213,165	$ 67,554	$ 93,177

*From June 23, 2014 (commencement of operations) through October 31, 2014.

Commission rates are established by country and trade method used to execute a given order.  Changes in the amount of brokerage commissions paid by a Fund are due to these factors as well as the Fund’s asset growth, cash flows and changes in portfolio turnover.

Soft Dollar Practices. The sub-adviser is responsible for effecting securities transactions for all Funds. As noted above, to the extent consistent with Section 28(e) of the 1934 Act, the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Funds. The sub-adviser may cause a Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Information so received is in addition to and not in lieu of the services that the sub-adviser is required to perform under the applicable investment sub-advisory agreement. In circumstances where two or more broker-dealers are equally capable of providing best execution, the sub-adviser may, but is under no obligation to, choose the broker-dealer that provides superior research or analysis as determined by the sub-adviser in its sole discretion. Neither the management fees nor the sub-advisory fees paid by the Funds are reduced because the sub-adviser or its affiliates receive these services even though the sub-adviser or its affiliates might otherwise be required to purchase some of these services for cash. Some of these services are of value to the sub-adviser or its affiliates in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

The following table shows the dollar amount of brokerage commissions paid by the Funds to firms selected in recognition of research services and the approximate dollar amount of the transactions involved for the fiscal year ended October 31, 2016.

FUND NAME	COMMISSIONS PAID TO FIRMS SELECTED IN RECOGNITION OF RESEARCH SERVICES	TOTAL AMOUNT OF TRANSACTIONS TO FIRMS SELECTED IN RECOGNITION OF RESEARCH SERVICES
Emerging Markets Equity Fund	$1,690,228	$1,512,570,435
Income Builder Fund	$9,721	$33,816,639
International Stock Fund	$118,442	$173,926,948
International Multi-Cap Value Fund	$311,197	$687,535,204
US Small Cap Opportunities Fund	$177,615	$133,630,200
US Small/Mid Cap Opportunities Fund	$212,740	$279,309,200

The following table identifies the Funds’ regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act) whose securities the Funds have acquired during the fiscal year ended October 31, 2016 and the value of each Fund’s aggregate holdings of each such issuer as of October 31, 2016.

FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE
Emerging Markets Debt and Currency Fund	N/A	N/A
Tax-Aware Bond Fund

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FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE
	Barclay Investments, Inc.	$ 1,217,403
	Banc of America Securities LLC	$ 2,782,999
	Citigroup Global Markets, Inc.	$ 2,602,616
	Goldman Sachs & Co.	$ 426,504
	JP Morgan Securities, Inc	$ 2,409,363
	Morgan Stanley & Co., Inc.	$ 1,081,864
	UBS Securities LLC	$ 852,074

Emerging Markets Equity Fund
	Barclay Investments, Inc.	$ 8,709,232

Emerging Markets Multi-Sector Bond Fund	N/A	N/A
Income Builder Fund
	Barclay Investments, Inc.	$ 16,641
	Banc of America Securities LLC	$ 161,783
	Citigroup Global Markets, Inc.	$ 65,434
	Goldman Sachs & Co.	$ 50,250
	JP Morgan Securities, Inc	$ 105,829

Global Strategic Bond Fund
	Barclay Investments, Inc.	$ 206,410
	Banc of America Securities LLC	$ 229,254
	Citigroup Global Markets, Inc.	$ 1,796,522
	Credit Suisse Capital LLC	$ 881,123
	Goldman Sachs & Co.	$ 894,565
	JP Morgan Securities, Inc	$ 1,145,617
	Morgan Stanley & Co., Inc.	$ 218,458

International Stock Fund
	Barclay Investments, Inc.	$ 1,319,479

International Multi-Cap Value Fund
	Barclay Investments, Inc.	$ 1,550,032
	Credit Suisse Capital LLC	$ 355,698
	Deutsche Bank Securities, Inc.	$ 889,347
	UBS Securities LLC	$ 2,017,161

US Small Cap Opportunities Fund	N/A	N/A
US Small/ Mid Cap Opportunities Fund	N/A	N/A

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FUND EXPENSES

EXPENSES OF THE FUNDS. Each Fund pays its own expenses including, without limitation: (1) expenses of maintaining the Fund and continuing its existence; (2) registration of the Fund under the 1940 Act; (3) auditing, accounting and legal expenses; (4) taxes and interest; (5) governmental fees; (6) expenses of issue, sale, repurchase and redemption of Fund shares; (7) expenses of registering and qualifying the Fund and its shares under federal and state securities laws; (8) expenses of preparing and printing prospectuses and for distributing the same to shareholders and investors; (9) fees and expenses of registering and maintaining the registrations of the Fund and of the Fund’s principal underwriter, if any, as broker-dealer or agent under state securities laws; (10) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations thereof; (11) expenses of reports to governmental officers and commissions; (12) insurance expenses; (13) fees, expenses and disbursements of custodians for all services to the Fund; (14) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund; (15) expenses for servicing shareholder accounts; (16) any direct charges to shareholders approved by the directors of the Funds; (17) compensation and expenses of directors of the Funds, other than those who are also officers of HFMC or its affiliates; and (18) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its directors and officers with respect thereto.

DISTRIBUTION ARRANGEMENTS

GENERAL

Hartford Funds Distributors, LLC (“HFD”) serves as the principal underwriter for each Fund pursuant to Underwriting Agreements initially approved by the Company’s Board of Directors. HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of each Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HFD. Except as discussed below under “Distribution Plans,” HFD bears all the expenses of providing services pursuant to the Underwriting Agreements, including expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. The Underwriting Agreements continue in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (1) by the vote of a majority of the directors of the Company, including a majority of the directors who are not parties to the Underwriting Agreements or interested persons (as defined in the 1940 Act) of the Company, or (2) by the vote of a majority of the outstanding voting securities of a Fund. HFD is not obligated to sell any specific amount of shares of any Fund.

HFD is authorized by the Company to receive purchase and redemption orders on behalf of the Funds. HFD has authorized one or more financial services institutions and/or qualified plan intermediaries (“Financial Intermediaries”) to receive purchase and redemption orders on behalf of the Funds, subject to the Funds’ policies and procedures with respect to frequent purchases and redemptions of Fund shares and applicable law. In these circumstances, a Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary receives the order. Orders will be priced at that Fund’s next net asset value computed after the orders are received by a Financial Intermediary and accepted by the Fund. Each Fund’s net asset value is determined in the manner described in that Fund’s prospectus.

ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES. As stated in the prospectuses under Payments to Financial Intermediaries and Other Entities, HFMC and/or its affiliates make additional compensation payments out of their own assets and not as an expense to or out of the assets of the Funds to Financial Intermediaries to support the sale of the Hartford Funds’ shares (“Additional Payments”). These Additional Payments, which are in addition to commissions, Rule 12b-1 fees, Administrative Fees and Servicing Payments (as defined in the prospectuses), and which may be paid to such Financial Intermediary in its capacity as a Servicing Intermediary, may create an incentive for your Financial Intermediary to sell and recommend the Hartford Funds over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

In addition to the Financial Intermediaries listed in each Fund’s prospectus, listed below are all Financial Intermediaries that received Additional Payments with at least a $500 value in 2016 for items such as sponsorship of meetings, education seminars and travel and entertainment, whether or not an ongoing contractual relationship exists: 401k Advisors; Action Point Financial Planning LLC; ADP; Allegheny Investments, Ltd.; Allen & Company of Florida Inc.; Allen & Gerritsen Alliant Insurance Services; American Bankers Association; American Century Investment Services, Inc.; American Portfolios Financial Services; Ameriprise Financial Services; Andesa Financial Management, Inc.; Antaeus Wealth Advisors, LLC; Ascensus Retirement Services; Asset International, Inc.; Atlanta Capital Group; Axa Advisors, LLC; Bay Financial Associates LLC; Bay Mutual Financial, LLC; B.C. Ziegler and Company; BB&T Retirement and Institutional Services; BB&T Securities; Benjamin F. Edwards & Co., Inc.; BMO Harris Financial Advisors; Bostonian Group; Bouchez-Page; Bristol Financial Services Inc.; Brokers International Financial Services, LLC; Cadaret Grant & Co Inc.; Callan Associates Inc.; Cambridge Investment Research, Inc.; Cantella & Co., Inc.; Capital Asset Advisory Services LLC; Cetera Investment Services LLC; Carroll Financial Associates Inc.; Centaurus Financial Inc.; Cetera Advisors LLC; Cetera Advisor Networks LLC; CFO4LIFE L.P.; Charles Schwab & Company, Inc.; Citigroup Global Markets Inc.; Claro Advisors, LLC; Coastal Equities, Inc.; Commonwealth Financial Network; Commonwealth Financial Services LLC; Compass Financial Partners, LLC; Coordinated Capital Securities, Inc.; Crestwood Advisors LLC; Crown Capital Securities, LP; Cuna Brokerage Services; Cuso Financial Services; D.A. Davidson & Company; Davenport & Co. LLC; Deutsche Bank Securities Inc.; Eaton Vance Distributors, Inc.; Edward D. Jones & Co.; Empower Retirement; EP Wealth Advisors; Equity Services Inc.; Fairhaven Wealth Management, LLC; Fidelity; Fifth Third Securities, Inc.; First Allied Securities;

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First Command Bank; First Financial Equity Corporation; First Heartland Capital Inc.; First Republic Securities Company, LLC; Forthwright Wealth Management LLC; Frost Brokerage Services Inc.; FSC Securities Corporation; Global Retirement Partners LLC; GWN Securities, Inc.; H. Beck Inc.; H.D. Vest Investment Securities, Inc.; Hardcastle; Hartford Funds Distributors; Hefren-Tillotson, Inc.; Heim Young & Associates, Inc.; Hightower Advisors; Hilliard Lyons; Horner, Townsend & Kent, Inc.; HYA Advisors, Inc.; IFC Holdings, Inc.; Independent Financial Group, LLC; Infinex Investment, Inc.; Invest Financial Corp.; Investment Centers of America; J.P. Morgan Securities, LLC; J.W. Cole Financial, Inc.; James T. Borello & Co.; Janney Montgomery Scott, Inc.; John Hancock Financial Services, Inc.; JPMorgan Securities, LLC; Kestra Investment Services, LLC; Kistler-Tiffany Advisors; KMS Financial Services, Inc.; Kraematon Investment Advisors, Inc.; KSP Financial Consultants; L.M. Kohn & Co.; Laird Norton Wealth Management; Lattice Strategies; Legacy Financial Advisors, Inc.; Lincoln Financial Advisors Corp.; Lincoln Financial Distributors Inc.; Lincoln Financial Securities Corp.; Lockton Companies, Inc.; LPL Financial Corporation; M Holdings Securities, Inc.; M&T Securities Inc.; MassMutual Retirement Services; Matrix Financial Solutions; MCM; Means Investment Company, Inc.; Mercer Investment Consulting, LLC.; Meridien Financial Group, Inc.; Merrill Lynch; Metlife Securities Inc.; Missouri Bankers Association; MML Distributors, LLC; Moors & Cabot, Inc.; Morgan Stanley Smith Barney; Morningstar Investment Services, Inc.; Mutual Securities Inc.; National Financial Services, LLC; National Securities Corporation; National Planning Corporation; Naylor & Co., LLC; NBT Bank, N.A.; NEPC; Newport Group Securities, Inc.; Nettworth; Next Financial Group Inc.; NFP Advisor Services, LLC; NFP Retirement; North American Management Corp.; Northwestern Mutual Investment Services; Oppenheimer & Co., Inc.; Pensionmark Financial Group LLC; Pinnacle Investments, LLC; Pioneer Investment Management Inc.; Principal Financial Group; Princor Financial Services Corp.; Private Client Services, LLC; Prosek Partners; Prospera Financial Services; Prudential Retirement; Purshe Kaplan Sterling Investments; Questar Capital Corporation; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; RBC Capital Markets Corp.; Regions Bank; Reliance Wealth & Trust Partners, LLC; Retirement Plan Advisors LLC; Retirement Plan Advisory Group; Retirement Planning Specialists, Inc.; Rinet Company LLC; Robert W. Baird & Co. Inc.; Rogan & Associates, Inc.; Ropes Wealth Advisors; Royal Alliance Associates, Inc.; Sage Hill Capital; SagePoint Financial, Inc.; Schroder Fund Advisors, LLC; Scott & Stringfellow, LLC; Securian Financial Services Inc.; Securities America, Inc.; Securities Service Network, Inc.; Segal RogersCasey; Sentinel Pension Advisors, Inc.; Sheridan Capital Management; Sheridan Road Financial, LLC; Shook Research; Sigma Financial Corporation; Signator Investors Inc.; SII Investments Inc.; Sloy, Dahl & Holst, Inc.; Smith, Moore & Co., Inc.; Sontag Advisory, LLC; Sowa Financial Group Inc.; SPC Bander Investments Spectrum Investment Advisors, Inc.; Stancorp Investment Advisers, Inc.; Stephens Inc.; Stifel, Nicolaus & Co., Inc.; Stockcross Financial Services, Inc.; Stout & Bowman; Summit Brokerage Services Inc.; Sunbelt Securities, Inc.; SunTrust Investment Services; Synergy Financial Management LLC; T2 Asset Management, LLC; The Game Within; The Good Life Financial Group; The Huntington Investment Company; The Kieckhefer Group; Three Bell Capital LLC; Thoroughbred Financial Services, LLC; Thrivent Investment Management Inc.; Transamerica Capital, Inc. Transamerica Financial Advisors, Inc.; Triad Advisors, Inc.; UBS Financial Services, Inc.; Umpqua Investments, Inc.; Unionbanc Investment Services LLC; United Planners Financial Services; US Bancorp Investments, Inc.; US Trust; Usca Securities LLC; Vicus Capital, Inc.; Voya Financial Advisors; VSR Financial Services, Inc.; Waddell & Reed Inc.; Wagner Wealth Management LLC; Wamhoff; Washington Financial Group; Wayne Hummer Investments LLC; Wealth Enhancement Advisory Services, Inc.; Wealth Management Advisors LLC; Wedbush Morgan Securities Inc.; Wellington Management Company; Wells Fargo Brokerage Services; Wells Fargo Advisors, LLC; Wells Fargo Advisors Financial Network, LLC West Virginia State Treasurer’s Office; Woodbury Financial Services, Inc.; Wunderlich Securities, Inc.; WWK Investments, Inc.; Yarger Wealth Strategies.

COMMISSIONS TO DEALERS

The aggregate dollar amount of commissions received by the principal underwriter for the sale of shares for the period from October 24, 2016 through October 31, 2016 is as follows:

YEAR	FRONT-END SALES COMMISSIONS	CDSC	AMOUNT REALLOWED	AMOUNT RETAINED
2016 Class A	$137	$127	$119	$145
Class C	N/A	$0	N/A	$0
Class I	N/A	N/A	N/A	N/A
Class SDR	N/A	N/A	N/A	N/A
Class R3	N/A	N/A	N/A	N/A
Class R4	N/A	N/A	N/A	N/A
Class R5	N/A	N/A	N/A	N/A
Class Y	N/A	N/A	N/A	N/A

Prior to October 24, 2016, the Predecessor Funds’ principal underwriter received no commissions for the sale of shares. No information is presented in the table above for Class T shares and Class F shares since Class T shares and Class F shares did not commence operations as of October 31, 2016.

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CLASS A SHARES

Generally, commissions on sales of Class A shares are reallowed to broker-dealers as follows:

Emerging Markets Equity Fund, International Stock Fund, International Multi-Cap Value Fund, US Small Cap Opportunities Fund and US Small/Mid Cap Opportunities Fund

AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $50,000	5.50%	5.82%	4.75%
$50,000 or more but less than $100,000	4.50%	4.71%	4.00%
$100,000 or more but less than $250,000	3.50%	3.63%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

Emerging Markets Debt and Currency Fund, Income Builder Fund, Tax-Aware Bond Fund, Emerging Markets Multi-Sector Bond Fund, Global Strategic Bond Fund

AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $50,000	4.50%	4.71%	3.75%
$50,000 or more but less than $100,000	4.00%	4.17%	3.50%
$100,000 or more but less than $250,000	3.50%	3.63%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%
(1)	Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there may be a contingent deferred sales charge (CDSC) of 1% assessed on any sales of shares made within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gain distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. This CDSC will not apply where the selling broker dealer was not paid a commission.

HFD may pay up to the entire amount of the sales commission to particular broker-dealers.  In addition, HFD may provide compensation to dealers of record for certain shares purchased without a sales charge. HFD also may pay dealers of record commissions on purchases of over $1 million in an amount of up to 1.00% on the first $10 million, 0.50% of the next $30 million, and 0.25% of share purchases over $40 million.  Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.

CLASS T SHARES

AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $250,000	2.50%	2.56%	2.50%
$250,000 – $499,999	2.00%	2.04%	2.00%
$500,000 – $999,999	1.50%	1.52%	1.50%
$1 million or more	1.00%	1.01%	1.00%

HFD may pay up to the entire amount of the sales commission to particular broker-dealers.

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CLASS C SHARES

HFD pays commissions to dealers of up to 1% of the purchase price of Class C shares purchased through dealers.

HFD’s principal business address is 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087. On or about April 24, 2017, the principal business address of HFD will change to 690 Lee Road, Wayne, PA 19087. HFD is an indirect subsidiary of The Hartford. The Hartford may be deemed to control HFD through its indirect ownership of HFD.

DISTRIBUTION PLANS

The Board has approved the adoption of a separate distribution plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, Class T, Class C, Class R3 and Class R4 shares. HFD or its affiliates are entitled to retain all service fees payable for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

CLASS A PLAN. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. As discussed above, HFD may pay dealers of record commissions on purchases over $1 million. Effective May 1, 2017, HFD may retain the 12b-1 fee paid by a Fund with respect to such shares for the first year after purchase. For purchases at NAV where HFD paid a commission effective May 1, 2017, dealers may start to receive the 12b-1 fee in the thirteenth month after purchase. For purchases at NAV where HFD did not pay a commission, dealers may start to receive the 12b-1 fee at the time of purchase.

CLASS T PLAN. Pursuant to the Class T Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class T shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses.

CLASS C PLAN. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. HFD may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

CLASS R3 PLAN. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities.

CLASS R4 PLAN. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities.

GENERAL. Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of a Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each Fund’s shares; (b) compensation to employees of HFD; (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information; and (d) the costs of preparation, printing and mailing reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD). Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans, which means that the Funds pay HFD the entire fee regardless of HFD’s expenditures. Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Funds will not be obligated to pay more than that fee. If HFD’s actual expenditures are less than the fee payable to HFD at any given time, HFD may realize a profit from the arrangement.

In accordance with the terms of the Plans, HFD provides to each Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In its quarterly review of the Plans, the Company’s Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Funds as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Funds and their shareholders, including shareholder servicing, the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Funds through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit each applicable Fund and its current and future shareholders. Under its terms, each Plan remains in effect from year to year provided such

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continuance is approved annually by vote of the directors of the Company in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected by the increase, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Funds and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the relevant Fund. A Plan will automatically terminate in the event of its assignment.

For the fiscal year ended October 31, 2016, the Funds paid the 12b-1 fees listed below.

Fund Name	Class A*	Class C**	Class R3**	Class R4**
Emerging Markets Debt and Currency Fund	$10,576	$ 3	N/A	N/A
Tax-Aware Bond Fund	$10,526	$ 3	N/A	N/A
Emerging Markets Equity Fund	$95,967	$ 3	$ 1	$ 1
Emerging Markets Multi-Sector Bond Fund	$ 3,742	$ 3	$ 1	$ 1
Income Builder Fund	$ 6,410	$ 3	$ 1	$ 1
Global Strategic Bond Fund	$ 479	$ 3	$ 1	$ 1
International Stock Fund	$ 8,176	$ 3	$ 1	$ 1
International Multi-Cap Value Fund	$39,732	$ 3	$ 1	$ 1
US Small Cap Opportunities Fund	$ 4,131	$ 3	$ 1	$ 1
US Small/Mid Cap Opportunities Fund	$35,321	$ 3	$ 1	$ 1

*The period November 1, 2015 through October 24, 2016 represents the Predecessor Funds’ Advisor Shares.

**Share class commenced operations on October 24, 2016.

For the fiscal year ended October 31, 2016, approximately $219,024 of the Funds’ total distribution expenses were expended in connection with compensation to broker-dealers and as compensation to sales personnel (including advertising, printing and mailing of prospectuses to prospective shareholders).

No information is presented in the table above for Class T shares since Class T shares did not commence operations as of October 31, 2016.

SHAREHOLDER SERVICE PLAN

Each Predecessor Fund had adopted a shareholder service plan (the “Service Plan”) with respect to its Advisor Shares and Investor Shares. Under the Service Plan, each Predecessor Fund made payments out of the assets attributable to its Advisor Shares or its Investor Shares to SIMNA, Schroder Fund Advisors LLC, and such other financial intermediaries and entities that from time to time provided shareholder services and/or incurred expenses directly or indirectly supporting or relating to the shareholder servicing function for holders of Advisor Shares and Investor Shares as compensation for such services and expenses. The fees under the Service Plan were also used to compensate financial intermediaries who held Advisor Shares or Investor Shares on their clients’ behalf and provide sub-administration, sub-transfer agency, and/or other shareholder services to them. All shareholders of a class of shares subject to the Service Plan bear the fees under the Service Plan irrespective of whether the specific shareholder holds through an intermediary or is a recipient of the services for which the fees under the Service Plan serve as compensation.

Payments under the Service Plan were made at an annual rate of up to 0.15% of a Predecessor Fund’s average daily net assets attributable to the applicable share class. The fees under the Service Plan were separate from the payments made under the Predecessor Funds’ 12b-1 plans and were not made for distribution services or expenses. SIMNA, Schroder Fund Advisors LLC, or any of their affiliates, may have, from time to time, also made payments to financial intermediaries to compensate them for the provision of sub-administration, sub-transfer agency, or other shareholder services or distribution, out of their own resources.

During the period November 1, 2015 through October 23, 2016, the Predecessor Funds paid fees under the Service Plan in the following amounts:

Fund Name	November 1, 2015 through October 23, 2016
Emerging Markets Debt and Currency Fund	$ 10,342
Tax-Aware Bond Fund	$ 9,937
Emerging Markets Equity Fund	$ 93,283
Emerging Markets Multi-Sector Bond Fund	$ 3,724
Income Builder Fund	$ 6,238
Global Strategic Bond Fund	$ 471

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Fund Name	November 1, 2015 through October 23, 2016
International Stock Fund	$ 7,966
International Multi-Cap Value Fund	$ 37,902
US Small Cap Opportunities Fund	$ 3,954
US Small/Mid Cap Opportunities Fund	$ 33,135

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PURCHASE AND REDEMPTION OF SHARES

For information regarding the purchase of Fund shares, see “How to Buy and Sell Shares” in the Funds’ prospectuses.

Availability of Class A Sales Charge Waivers. The availability to you of any Class A sales charge waiver may depend upon the policies, procedures and trading platforms of your Financial Intermediary. If a shareholder holds shares through a financial intermediary, it is the shareholder’s responsibility to inform the shareholder’s financial intermediary of any relationship or other facts qualifying the shareholder for a sales charge reduction or waiver. For more information, contact your Financial Intermediary.

EXEMPTIONS FROM SUBSEQUENT INVESTMENT MINIMUMS FOR OMNIBUS ACCOUNTS. Certain accounts held on the Funds’ books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the Funds. These underlying accounts are maintained by entities such as Financial Intermediaries and are subject to the applicable initial purchase minimums as described in the prospectuses. However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for Fund shares, such accounts are not required to meet the minimum amount for subsequent purchases.

For a description of how a shareholder may redeem his/her shares of a Fund, or how he/she may sell shares, see “How to Buy and Sell Shares” in the Funds’ prospectuses.

RIGHTS OF ACCUMULATION FOR CLASS A SHARES. Each Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any Hartford Fund (other than series of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (“Hartford HLS Funds”)) and 529 college savings plan accounts administered by The Hartford at the price that applies to the total of: (a) the dollar amount the investor is currently purchasing plus (b) an amount equal to the then-current (as of the business day immediately prior to the current purchases) net asset value of the purchasing investor’s holdings of all shares (other than Class T, Class R3, Class R4, Class R5, and any class of a Hartford HLS Fund) and 529 college savings plan accounts administered by The Hartford. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. “Family members” means: (a) for accounts opened on or after August 16, 2004, the owner’s spouse (or legal equivalent recognized under state law) and any children under 21 and (b) for accounts opened before August 16, 2004, an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A shares. Acceptance of a purchase order using the rights of accumulation is subject to confirmation that the purchaser qualifies to exercise such rights. Employer sponsored retirement plans or certain tax qualified retirements accounts may also receive the price calculated under the rights of accumulation as long as the transfer agent or the financial intermediary is notified at the time of purchase. The rights of accumulation may be amended or terminated at any time with respect to subsequent purchases. HASCO, The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.’s transfer agent, must be notified by you or your broker each time a qualifying purchase is made.

LETTER OF INTENT FOR CLASS A SHARES. Any person may qualify for a reduced sales charge on purchases of Class A shares pursuant to a Letter of Intent (“LOI”), which is an agreement to purchase a certain number of shares of one or more Funds within a thirteen-month period. Class A shares acquired through the reinvestment of distributions do not count toward completing the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all Funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Rights of Accumulation.” Such value is determined based on the shares’ public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated in the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases. Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased with the required thirteen-month period, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not pay such difference in sales charge within thirty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases made in connection with a LOI may include holdings as described above under “Rights of Accumulation.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824. HASCO must be notified by you or your broker each time a qualifying purchase is made.

SYSTEMATIC WITHDRAWAL PLAN (SWP). The SWP is designed to provide a convenient way for a shareholder to receive fixed payments at regular intervals from shares of a Fund deposited by the SWP account holder. The shareholder must deposit or purchase for deposit shares of the Fund having a total value of not less than $5,000 in order to set up a SWP. Periodic withdrawals of $50 or more per Fund will be sent to the SWP account holder, or any person designated by him or her, monthly or quarterly.

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Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share of the relevant Fund in effect on the record date.

SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. These redemptions are potentially taxable transactions for shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of capital.

The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the account holder, (2) by telephone requests to the Fund by the registered account owner, (3) upon receipt by the Fund of appropriate evidence of the account holder’s death, (4) if the Fund is unable to obtain an accurate address for the account holder or (5) when all shares under the SWP have been redeemed. Each Fund pays the fees associated with maintaining the SWPs.

SPECIAL REDEMPTIONS. Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash as prescribed by the Company’s directors. When the shareholder sells portfolio securities received in this fashion, he/she would incur brokerage charges. Any such securities would be valued for the purposes of making such payments at the same value as used in determining net asset value. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Fund during any 90-day period for any one account.

EXCHANGES. This section supplements the section entitled “Exchanging Shares” in each Fund’s prospectus. Class Y shares of a Fund may be exchanged for Class Y shares of another Fund, if (i) the shareholder is already a holder of Class Y shares of the other Fund or (ii) the initial investment minimum applicable to Class Y shares of the other Fund (as disclosed in the prospectus) is satisfied in connection with the exchange. If neither condition is satisfied in connection with a proposed exchange of Class Y shares of a Fund for shares of another Fund, such Class Y shares may be exchanged for Class A shares of the other Fund.HFD reserves the right at any time in its sole discretion to modify the exchange privilege in certain circumstances. All exchanges are subject to the exchanging shareholder meeting any investment minimum or eligibility requirements. Please consult your financial advisor to discuss tax implications, if any, of an exchange.

DEFERRED SALES CHARGE ON CLASS A and CLASS C. Class A shares that were purchased without a front-end sales charge and are redeemed within eighteen months of purchase and Class C shares that are redeemed within one year of purchase are generally subject to a CDSC at the rates set forth in each Fund’s prospectus, calculated as a percentage of the dollar amount subject to the CDSC. The CDSC is assessed on an amount equal to the lesser of the current market value or the original purchase price of the Class A or Class C shares being redeemed. No CDSC is imposed on increases in account value above the initial purchase price, including all shares derived from reinvestment of dividends or capital gains distributions.

The amount of the CDSC, if any, varies depending on how long the shares were held before redemption of such shares. Solely for purposes of determining the holding period for purchases of Class C shares during a month, all payments during the month will be aggregated and deemed to have been made on the first day of the month. The CDSC will be calculated in a manner that results in the lowest applicable rate being charged. To determine whether a CDSC applies, a Fund redeems shares in the following order: (1) shares representing an increase over the original purchase price; (2) shares acquired through reinvestment of dividends and capital gains distributions; and (3) Class C shares held over 1 year.

When you request a redemption, the specified dollar amount will be redeemed from your account plus any applicable CDSC. If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of the Class A and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees makes it possible for the applicable Fund to sell the Class C shares without a sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of purchase.

The CDSC will be waived on redemptions of Class C shares and of Class A shares that are subject to the CDSC in the circumstances set forth in each Fund’s prospectus.

SUSPENSION OF REDEMPTIONS. A Fund may not suspend a shareholder’s right of redemption, or postpone payment for a redemption for more than seven days, unless permitted by law, when the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

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DETERMINATION OF NET ASSET VALUE

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, the “Valuation Time”) on each day that the Exchange is open (the “Valuation Date”). The Funds are closed for business and do not price their shares on the following business holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the Exchange. If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law. The net asset value for each class of shares is determined by dividing the value of that Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

A Fund’s maximum offering price per Class A shares and Class T shares is determined by adding the applicable maximum sales charge to the net asset value per share. Class C, Class I, Class R3, Class R4, Class R5, Class SDR,Class Y and Class F are offered at net asset value without the imposition of an initial sales charge.

CAPITALIZATION AND VOTING RIGHTS

The Hartford Mutual Funds II, Inc. was incorporated in Maryland on March 23, 2001. The series of The Hartford Mutual Funds II, Inc. (the “Hartford II Funds”) became investment portfolios of the Company pursuant to a reorganization effected November 30, 2001. Prior to the reorganization, the Hartford II Funds were organized as Minnesota corporations or portfolios of Minnesota corporations. The authorized capital stock of the Company consists of 162.55 billion shares of common stock, par value $0.0001 per share (“Common Stock”). The shares of Common Stock are divided into 14 series.

The Board of Directors of the Company may reclassify authorized shares to increase or decrease the allocation of shares among the series described above or to add any new series to the Company. The Company’s Board of Directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares and to classify and reclassify existing and new series into one or more classes.

The Directors of the Company have authorized the issuance of the classes of stock for each Fund that are listed on the cover page. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities. The shares of each series, and each class within each series, are, when issued, fully paid and non-assessable. Such shares have no preemptive rights and are freely transferable.

As an investment company incorporated in Maryland, the Company is not required to hold routine annual shareholder meetings. Meetings of shareholders will be called whenever one or more of the following, among other matters, is required to be acted upon by shareholders pursuant to the 1940 Act: (1) election of directors, (2) approval of an investment management agreement or sub-advisory agreement, or (3) ratification of the selection of the Funds’ independent registered public accounting firm.

Shares of common stock have equal voting rights (regardless of the net asset value per share). Shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Company voting for the election of directors can elect all of the directors if they choose to do so, and in such an event, the holders of the remaining shares would not be able to elect any directors. Although directors are not elected annually, shareholders have the right to remove one or more directors. When required by law, if the holders of 25% or more of the Company’s outstanding shares request it in writing, a meeting of the Company’s shareholders will be held to approve or disapprove the removal of director or directors.

Matters in which the interests of all the Funds of the Company are substantially identical (such as the election of directors or the ratification of the selection of the independent registered public accounting firm) are voted on by all shareholders of the Company without regard to the separate Funds. Matters that affect all or several Funds, but where the interests of the Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each Fund for their Fund. Matters that affect only one Fund (such as a change in its fundamental policies) are voted on separately for the Fund by the shareholders of that Fund. Likewise, matters that affect only one class of shares of a Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.

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TAXES

FEDERAL TAX STATUS OF THE FUNDS

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

Each Fund is treated as a separate taxpayer for federal income tax purposes. Each Fund has elected or intends to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”), and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders an amount at least equal to the sum of: (i) 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and (ii) 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Company intends each Fund to do, then under the provisions of Subchapter M, the Fund would not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or is treated as having been distributed to shareholders).

Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund’s gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, as well as net income from interests in certain publicly traded partnerships; and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer, and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of any two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to its shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.

In addition, in order to avoid a 4% nondeductible federal excise tax on certain of its undistributed income, each Fund generally must distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections) for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the “excise tax avoidance requirements”). For purposes of determining whether a Fund has met this distribution requirement, the Fund will be deemed to have distributed any income or gains on which it has been subject to U.S. federal income tax.

If, for any taxable year, a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, all of its taxable income becomes subject to federal, and possibly state and local, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute taxable dividend income (with such dividend income including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits.

Investment income received from sources within foreign countries, or capital gains earned by a Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these Funds’ assets to be invested within various countries is not now known. The Company intends that the Funds will seek to operate so as to qualify for treaty-reduced rates of tax when applicable.

In addition, if a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. Each Fund with “Global”, “International” or “Emerging Markets” in its name anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Shareholders must itemize their deductions in order to deduct foreign taxes.

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Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed by a shareholder.

A Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of the Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. The Company seeks to monitor transactions of each Fund, seek to make the appropriate tax elections on behalf of the Fund and seek to make the appropriate entries in the Fund’s books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules.

As of October 31, 2016, the following Funds have capital loss carryforwards as indicated below. Each such Fund’s capital loss carryover is available to offset that Fund’s future realized capital gains to the extent provided in the Code and regulations thereunder. For net capital losses arising in taxable years beginning after December 22, 2010, net capital losses generally will be carried forward indefinitely.  Capital losses from prior taxable years will still expire subject to an eight-year limitation period.  Generally, net capital losses arising in years beginning prior to December 22, 2010 will be used after net capital losses arising in years beginning after December 22, 2010, so that the Funds may have more losses from the earlier periods expire unused.

FUND	SHORT-TERM LOSS	LONG-TERM LOSS	TOTAL	YEAR OF EXPIRATION
Emerging Markets Debt and Currency Fund	$1,356,997	$96,367	$1,453,364	Indefinite
Emerging Markets Equity Fund	$172,954,358	$73,283,809	$246,238,167	Indefinite
Emerging Markets Multi-Sector Bond Fund	$1,407,772	$121,463	$1,529,235	Indefinite
Income Builder Fund	$2,475,590	$2,196,787	$4,672,377	Indefinite
Global Strategic Bond Fund	$3,260,509	$2,135,332	$5,395,841	Indefinite
International Stock Fund	N/A	N/A	$3,224,422	2017
International Stock Fund	$2,623,220	$4,234,838	$6,858,058	Indefinite
International Multi-Cap Value Fund	$5,840,883	$10,366,435	$16,207,318	Indefinite

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election may require the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

Investments in below investment grade instruments may present special tax issues for a Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by a Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

Pay-in-kind instruments (“PIKs”) are securities that pay interest in either cash or additional securities, at the issuer’s option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities.

The Funds must accrue income on investments in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, the Fund may have to dispose of its portfolio investments under

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disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.

The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of a Fund’s distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may use these transactions.

SHAREHOLDER TAXATION

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. citizens or residents and U.S. domestic corporations, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, entities treated as partnerships for U.S. federal income tax purposes, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. This summary does not address any federal estate tax issues that may arise from ownership of Fund shares. Shareholders should consult their own tax advisers as to the federal, state and local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

In general, as described in the prospectuses, distributions from a Fund are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains. Distributions of a Fund’s investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Distributions from net short-term capital gains are taxable to a shareholder as ordinary income. Distributions of a Fund’s net capital gain properly designated by the Fund as “capital gain dividends” are taxable to a shareholder as long-term capital gain regardless of the shareholder’s holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. To the extent that a Fund derives dividends from domestic corporations, a portion of the income distributions of that Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares held by the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend. Properly reported distributions of qualified dividend income generally are taxable to individual shareholders at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Dividend distributions will not be eligible for the reduced rates applicable to qualified dividend income unless, among other things, the shares held by the Fund with respect to which dividends are paid and the shares of the Fund are deemed to have been held by the Fund and the shareholders, respectively, for more than 60 days during the 121-day period beginning 60 days before the shares become ex-dividend. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in the Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

At the Company’s option, the Company may cause a Fund to retain some or all of its net capital gain for a tax year, but may designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his or her shares. Since the Company expects each Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gain. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gain should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid by the Fund on his or her behalf. In the event that the Company chooses this option on behalf of a Fund, the Company must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

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An investor should consider the tax implications of buying shares just prior to a distribution (other than an exempt-interest dividend, described below). Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his or her shares. In addition, an investor should be aware that, at the time he or she purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his or her shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his or her shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss if such shares are held as capital assets. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his or her shares for more than one year at the time of such sale or redemption; otherwise, it is classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss. In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his or her shares within 90 days of purchase and subsequently acquires shares of the same or another Fund of the Company on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his or her basis in the shares sold for purposes of determining gain or loss. For sales charges incurred in taxable years beginning after December 22, 2010, the disallowance of the sales charge only applies to the extent that the subsequently acquired shares are purchased prior to February 1 of the calendar year following the initial sales charge. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

The Funds (or their administrative agents) are required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Funds will use average cost as their default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of either 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares) and certain qualified dividend income, while other income may be taxed at rates as high as 39.6%. Shareholders must satisfy a holding period of more than 60 days with respect to a distribution that is otherwise eligible to be treated as a qualified dividend during the 121-day period that begins 60 days before the ex-dividend date. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Each Fund sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a shareholder’s particular situation.

Dividends paid by a Fund to a non-U.S. shareholder generally are subject to U.S. withholding tax at a rate of 30% (unless the tax is reduced or eliminated by an applicable treaty). Certain properly designated dividends paid by a Fund, however, generally are

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not subject to this tax, to the extent paid from net capital gains. In addition, under an exemption recently made permanent by Congress, a portion of a Fund’s distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains if such amounts are properly reported by the Fund. However, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as eligible for the exemption, and a portion of a Fund's distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. A Fund’s distributions, if any, that are attributable to gains from the sale or exchange of “U.S. real property interests,” which the Code defines to include direct holdings of U.S. real property and interests (other than as a creditor) in “U.S. real property holding corporations,” (including certain non-domestically-controlled REITS), may be taxable to non-U.S. investors and may require such investors to file U.S. income tax returns.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Non-U.S. shareholders may also be subject to U.S. estate tax with respect to their shares of a Fund.

A Fund may be required to withhold U.S. federal income tax (currently, at a rate of 28%) (“backup withholding”) from all taxable distributions payable to (1) any shareholder who fails to furnish the Company with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Company that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. The 28% backup withholding tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.

Hartford Schroders Tax-Aware Bond Fund

Hartford Schroders Tax-Aware Bond Fund will be permitted to distribute any tax-exempt interest earned by the Fund to its shareholders as tax-exempt “exempt-interest dividends,” provided that at least 50% of the value of the Fund’s assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. With with respect to certain taxable years, the Fund may satisfy this 50% requirement, but there can be no assurance the Fund would do so with respect to any of its taxable years. The following paragraphs apply only with respect to a taxable year of the Fund in which the 50% requirement is satisfied.

Portions of the dividends paid by the Fund may be includable in gross income for federal income tax purposes or, in the alternative, may be subject to federal alternative minimum taxes. Dividends paid by the Fund will generally be subject to state and local income taxes.

Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of the Fund is not deductible by the investor in proportion to the percentage of the applicable Fund’s distributions from investment income that is exempt from federal income tax. State laws may also restrict the deductibility of interest on indebtedness incurred or continued to purchase or carry shares of the Funds. Indebtedness may be allocated to shares of the Fund even though not directly traceable to the purchase of such shares. In addition, any loss realized by a shareholder of each of the Fund upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. For Fund shares acquired after December 22, 2010, this loss disallowance does not apply provided that the exempt-interest dividend was a regular dividend and the applicable Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on at least a monthly basis.

If the Fund disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.

Certain deductions otherwise allowable to financial institutions and property and casualty insurance companies will be eliminated or reduced by reason of the receipt of certain exempt-interest dividends.

Shareholders who are “substantial users” (or persons related thereto) of facilities financed by governmental obligations should consult their advisers before investing in the Fund.

Tax-exempt income will be included in determining the taxability of social security payments and railroad retirement benefits. Tax-exempt income received by a tax-deferred retirement will generally be taxable when later distributed from that account.

PRINCIPAL UNDERWRITER

HFD serves as the principal underwriter to each Fund. HFD is located at 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087. On or about April 24, 2017, HFD’s principal address will be 690 Lee Road, Wayne, PA 19087.

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CUSTODIAN

Portfolio securities of the Fund are held pursuant to a Custodian Agreement between the Company and State Street Bank and Trust Company, 500 Pennsylvania Avenue, Kansas City, Missouri 64105.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP served as the Company’s Independent Registered Public Accounting Firm for the fiscal year ended October 31, 2016. Ernst & Young LLP is located at 5 Times Square, New York, New York 10036.

OTHER INFORMATION

The Hartford has granted the Company the right to use the name “The Hartford” or “Hartford,” and has reserved the right to withdraw its consent to the use of such name by the Company and the Funds at any time, or to grant the use of such name to any other company.

CODE OF ETHICS

Each Fund, HFMC and the sub-advisers have each adopted a code of ethics designed to protect the interests of each Fund’s shareholders. Under each code of ethics, investment personnel are permitted to trade securities for their own account, including securities that may be purchased or held by a Fund, subject to certain restrictions. Each code of ethics has been filed with the SEC and may be viewed by the public.

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended October 31, 2016, together with the notes thereto, and reports of the Funds’ Independent Registered Public Accounting Firm are incorporated by reference from the Funds’ Annual Report for the fiscal year ended October 31, 2016 into this SAI (meaning such documents are legally a part of this SAI) and are on file with the SEC. The Company’s Annual Reports and Semi-Annual Reports (when available)are available without charge by calling the Funds at 1-888-843-7824 or by visiting the Funds’ website at www.hartfordfunds.com or on the SEC’s website at www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors believes that the voting of proxies with respect to securities held by each Fund is an important element of the overall investment process. Pursuant to the Fund’s Policy Related to Proxy Voting, as approved by the Funds’ Board of Directors, HFMC has delegated to the sub-adviser the authority to vote all proxies relating to each sub-advised Fund’s portfolio securities. The sub-adviser’s exercise of this delegated proxy voting authority on behalf of each Fund is subject to oversight by HFMC. The sub-adviser has a duty to vote or not vote such proxies in the best interests of the sub-advised Fund and its shareholders, and to avoid the influence of conflicts of interest. In addition, if the sub-adviser requests that the Investment Manager vote a proxy in any Fund because the sub-adviser believes it has a conflict of interest with respect to said proxy, the Investment Manager may vote such securities. The Investment Manager may choose to echo vote, vote in accordance with stated guidelines set forth by a proxy voting service or in accordance with its recommendations, abstain or hire a third-party fiduciary.

The policies and procedures used by the investment manager and the sub-adviser to determine how to vote certain proxies relating to portfolio securities are described below. In addition to a summary description of such policies and procedures, included below are descriptions of how such policies and procedures apply to various topics. However, the following are descriptions only and more complete information should be obtained by reviewing the sub-adviser’s policies and procedures, as well as the Funds’ voting records. For a complete copy of the sub-adviser’s proxy voting policies and procedures, as well as any separate guidelines it uses, please refer to www.hartfordfunds.com. Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is not available, but once available, can be obtained (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC’s website at www.sec.gov.

If a security has not been restricted from securities lending and the security is on loan over a record date, the Fund’s sub-adviser may not be able to vote any proxies for that security. For more information about the impact of lending securities on proxy voting, see “Lending Portfolio Securities.”

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. POLICY RELATING TO IDENTIFYING AND ACTING UPON CONFLICTS OF INTEREST IN CONNECTION WITH ITS PROXY VOTING OBLIGATIONS

This document sets forth Schroder Investment Management North America Inc.’s (“SIMNA’s”) policy with respect to proxy voting and its procedures to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940.  Specifically, Rule 206(4)-6 requires that SIMNA:

·                  Adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients and

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·                  Disclose its proxy voting policies and procedures to clients and inform them how they may obtain information about how SIMNA voted proxies.

Rule 30b1-4 requires that the U.S. Mutual Funds for which SIMNA serves as an investment adviser (the “Funds”):

·                  Disclose their proxy voting policies and procedures in their registration statements; and

·                  Annually, file with the SEC and make available to shareholders their actual proxy voting.

(a) Proxy Voting General Principles

SIMNA will evaluate and usually vote for or against all proxy requests relating to securities held in any account managed by SIMNA (unless this responsibility has been retained by the client).

Proxies will be treated and evaluated with the same attention and investment skill as the trading of securities in the accounts.

Proxies will be voted in a manner that is deemed most likely to protect and enhance the longer term value of the security as an asset to the account.

Corporate Governance Committee

The Corporate Governance Committee for the Schroders Group consists of investment professionals and other officers and coordinates with SIMNA to ensure compliance with this proxy voting policy.  The Committee meets on a periodic basis to review proxies voted, policy guidelines and to examine any issues raised, including a review of any votes cast in connection with controversial issues.

The procedure for evaluating proxy requests is as follows:

The Schroders’ Group Corporate Governance Team (the “Team”) provides an initial evaluation of the proxy request, seeks advice where necessary, especially from the U.S. small cap and mid cap product heads, and consults with portfolio managers who have invested in the company should a controversial issue arise.

When coordinating proxy-voting decisions, the Team generally adheres to the Group Environmental, Social & Governance Policy (the “Policy”), as revised from time to time.  The Policy, which has been approved by the Corporate Governance Committee, sets forth Schroder Group positions on recurring issues and criteria for addressing non-recurring issues. The Policy is a part of these procedures and is incorporated herein by reference. The Corporate Governance Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.

The Team uses Institutional Shareholder Services, Inc. (“ISS”) to assist in voting proxies.  ISS provides proxy research, voting and vote-reporting services. ISS’s primary function is to apprise the Team of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although SIMNA may consider ISS’s and others’ recommendations on proxy issues, SIMNA bears ultimate responsibility for proxy voting decisions.

SIMNA may also consider the recommendations and research of other providers, including the National Association of Pension Funds’ Voting Issues Service.

Conflicts

From time to time, proxy voting proposals may raise conflicts between the interests of SIMNA’s clients and the interests of SIMNA and/or its employees. SIMNA has adopted this policy and procedures to ensure that decisions to vote the proxies are based on the clients’ best interests.

For example, conflicts of interest may arise when:

·                  Proxy votes regarding non-routine matters are solicited by an issuer that, directly or indirectly, has a client relationship with SIMNA;

·                  A proponent of a proxy proposal has a client relationship with SIMNA;

·                  A proponent of a proxy proposal has a business relationship with SIMNA;

·                  SIMNA has business relationships with participants in proxy contests, corporate directors or director candidates;

SIMNA is responsible for identifying proxy voting proposals that may present a material conflict of interest. If SIMNA receives a proxy relating to an issuer that raises a conflict of interest, the Team shall determine whether the conflict is “material” to any specific proposal included within the proxy. SIMNA (or the Team on behalf of SIMNA) will determine whether a proposal is material as follows:

·                  Routine Proxy Proposals: Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest unless SIMNA has actual knowledge that a routine proposal should be treated as material.  For this purpose, “routine” proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

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·                  Non-Routine Proxy Proposals: Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless SIMNA determines that neither SIMNA nor its personnel have a conflict of interest or the conflict is unrelated to the proposal in question.  For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock, option plans, retirement plans, profit-sharing or other special remuneration plans). If SIMNA determines that there is, or may be perceived to be, a conflict of interest when voting a proxy, SIMNA will address matters involving such conflicts of interest as follows:

A. If a proposal is addressed by the Policy, SIMNA will vote in accordance with such Policy;

B. If SIMNA believes it is in the best interests of clients to depart from the Policy, SIMNA will be subject to the requirements of C or D below, as applicable;

C. If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, SIMNA may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against SIMNA’s own interest in the matter (i.e., against the perceived or actual conflict). The rationale of such vote will be memorialized in writing; and

D. If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, and SIMNA believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then SIMNA must take one of the following actions in voting such proxy:  (a) vote in accordance with ISS’ recommendation; (b) in exceptional cases, inform the client(s) of the conflict of interest and obtain consent to vote the proxy as recommended by SIMNA; or (c) obtain approval of the decision from the Chief Compliance Officer and the Chief Investment Officer (the rationale of such vote will be memorialized in writing). Where the director of a company is also a director of Schroders plc, SIMNA will vote in accordance with ISS’ recommendation.

Record of Proxy Voting

SIMNA will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

SIMNA will also maintain records relating to each proxy, including (i) the voting decision with regard to each proxy; and (ii) any documents created by SIMNA, the Team and/or the Proxy Committee, or others, that were material to making the voting decision; (iii) any decisions of the Chief Compliance Officer and the Chief Investment Officer.

SIMNA will maintain a record of each written request from a client for proxy voting information and its written response to any request (oral or written) from any client for proxy voting information.

Such records will be maintained for at least six years and may be retained electronically.

Additional Reports and Disclosures for the Funds

The Funds must disclose their policies and procedures for voting proxies in their Statement of Additional Information.  In addition to the records required to be maintained by SIMNA, the following information will be made available to the Funds or their agent to enable the Funds to file Form N-PX under Rule 30b1-4:

For each matter on which a fund is entitled to vote:

·                  Name of the issuer of the security;

·                  Exchange ticker symbol;

·                  CUSIP number, if available;

·                  Shareholder meeting date;

·                  Brief summary of the matter voted upon;

·                  Source of the proposal, i.e., issuer or shareholder;

·                  Whether the fund voted on the matter;

·                  How the fund voted; and

·                  Whether the fund voted with or against management.

Further, the Funds are required to make available to shareholders the Funds’ actual proxy voting record.  If requested, the most recently filed Form N-PX must be sent within three (3) days of receipt of the request.

September 2014

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APPENDIX A

The credit rating information which follows describes how the credit rating services mentioned presently rate the described securities or loans. No reliance is made upon the credit rating firms as “experts” as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

The sub-adviser receives credit quality ratings on each Fund’s underlying securities from the three major reporting agencies – Standard & Poor’s Ratings Services (“Standard & Poor’s”), Moody’s Investor Services, Inc. (“Moody’s”) and Fitch, Inc. (“Fitch”). When calculating the credit quality breakdown for a security, the sub-adviser uses the average rating of the three agencies. Securities that are not rated by all three ratings agencies are marked as unrated by one or more agencies. The sub-adviser’s ratings include cash and cash equivalents, which it rates AA-. The sub-adviser converts all ratings to the equivalent Standard & Poor’s major rating category for purposes of the category shown. Securities determined by the sub-adviser to be below investment grade are represented by ratings of BB and below. Ratings and overall portfolio credit quality may change over time and unrated securities are not necessarily low quality securities.

LONG-TERM CREDIT RATINGS

MOODY’S

Aaa –– Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa –– Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A –– Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa –– Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba –– Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B –– Obligations rated B are considered speculative and are subject to high credit risk.

Caa –– Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca –– Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C –– Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

STANDARD & POOR’S

AAA –– An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA –– An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A –– An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB –– An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C –– Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

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BB –– An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B –– An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC –– An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC –– An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default.

C –– An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D –– An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR –– This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

SHORT-TERM CREDIT RATINGS

MOODY’S

•  P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations

•  P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations

•  P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

•  NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR’S

A-1 –– A short-term obligation rated “A–1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 –– A short-term obligation rated “A–2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 –– A short-term obligation rated “A–3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B –– A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C –– A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

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D –– A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR –– An issuer designated NR is not rated.

RATING OF MUNICIPAL OBLIGATIONS

STANDARD & POOR’S - MUNICIPAL NOTES.

A Standard & Poor’s municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations: (1) Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

MOODY’S.

SHORT-TERM OBLIGATIONS RATINGS

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1. This designation denotes superior quality.

Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade quality. Debt instruments in this category may lack sufficient margins of protection.

DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DUAL RATINGS

STANDARD & POOR’S

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').

INTERNATIONAL LONG-TERM CREDIT RATINGS

FITCH, INC.

The following ratings scale applies to foreign currency and local currency ratings.

INVESTMENT GRADE

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ’AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating for an issuer include:

•  a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•  b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

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•  c. Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD

Restricted default. ‘RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

•  a. the selective payment default on a specific class or currency of debt;

•  b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•  c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

•  d. execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term IDR category, or to Long-Term IDR categories below 'B'.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

FITCH, INC.

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

95

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

MFSAI-SCH17

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